Securities Act File No. 333-
As filed with the Securities and Exchange Commission on June 26, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.      ☐
Post-Effective Amendment No.  ☐

BLUE OWL CREDIT INCOME CORP.
(Exact name of registrant as specified in charter)

399 Park Avenue
New York, NY 10022
(212) 419-3000
(Address and telephone number, including area code, of principal executive offices)

Bryan Cole
Chief Operating Officer and Chief Financial Officer
399 Park Avenue
New York, NY 10022
(Name and address of agent for service)

COPIES TO:
Cynthia M. Krus, Esq.
Kristin H. Burns, Esq.
Dwaune L. Dupree, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW
Washington, DC 20004
Tel: (202) 383-0100
Fax: (202) 637-3593

Approximate date of commencement of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☐	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.
It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.
☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
No new interests in the Registrant are being registered by this filing. Registration fee was paid in connection with Registrant’s previous filing.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED JUNE 26, 2024
Preliminary Prospectus
Blue Owl Credit Income Corp.
$                % Notes due 20

Blue Owl Credit Income Corp. (the “Company,” “we,” “us,” or “our”) is offering $               in aggregate principal amount of                % notes due 20     , (the “Notes”). We will pay interest on the Notes semi-annually in arrears on                 and                of each year, beginning on                , 20 . The Notes will mature on                , 20     . We may redeem the Notes in whole or in part at any time, or from time to time, at the applicable redemption price discussed under the caption “Description of the Notes—Optional Redemption” in this prospectus. In addition, holders of the Notes can require us to repurchase some or all of the Notes at a purchase price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the repurchase date upon the occurrence of a Change of Control Repurchase Event (as defined herein). The Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.
The Notes will be our direct unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Notes, rank pari passu, or equal, in right of payment with all outstanding and future unsecured unsubordinated indebtedness issued by us, rank effectively junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. None of our current indebtedness is subordinated to the Notes and we do not presently expect to issue any such subordinated debt. This prospectus includes additional information on the terms of the Notes, including redemption and repurchase prices, and covenants.
We are an externally managed closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended. We are managed by Blue Owl Credit Advisors LLC, which is registered as an investment adviser with the U.S. Securities and Exchange Commission. We also have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a regulated investment company under the Internal Revenue Code of 1986, as amended.
Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. Our investment strategy focuses primarily on originating and making loans to, and making debt and equity investments in, U.S. middle-market companies. We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans, and, to a lesser extent, equity and equity-related securities which include common and preferred stock, securities convertible into common stock, and warrants. We define “middle-market companies” to generally mean companies with earnings before interest expense, income tax expense, depreciation and amortization between $10 million and $250 million annually and/or annual revenue of $50 million to $2.5 billion at the time of investment. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets. Consistent with our goal of capital preservation, we generally invest in companies with loan-to-value ratios of 50% or lower. Our target credit investments typically will have maturities between three and ten years. We expect that our investments will have position sizes that range between 1% and 3% of our portfolio, although investment sizes will vary with the size of our capital base, particularly during the period prior to raising sufficient capital. To a lesser extent, we may make investments in syndicated loan opportunities for cash management purposes, which includes but is not limited to maintaining more liquid investments to manage our share repurchase program. We intend, under normal circumstances, to invest directly, or indirectly through our investment in OCIC SLF LLC or any similarly situated companies, at least 80% of the value of our total assets in credit investments. We define “credit” to mean debt investments made in exchange for regular interest payments. Our target credit investments will typically have maturities between three and ten years and generally range in size between $10 million and $125 million, although the investment size will vary with the size of our capital base.
Investing in the Notes involves a high degree of risk. To read the discussion of the material risks of investing in the Notes, including the risk of leverage, in “Risk Factors” beginning on page 25 of this prospectus.
This prospectus contains important information that you should know before investing in the Notes. Please read this prospectus before investing and keep it for future reference. We were recently formed and have not been in the business described in this prospectus for at least three years. We will file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information will be available free of charge by contacting us at 399 Park Avenue, 37th Floor, New York, New York 10022, or by telephone at (212) 419-3000 or on our website at www.ocic.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The SEC also maintains a website at http://www.sec.gov, which contains such information.
THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note	Total
Public Offering Price(1)
Underwriting Discount (sales load)
Proceeds to us, before expenses(2)
__________________
(1)The public offering price set forth above does not include accrued interest, if any. Interest on the Notes must be paid by the purchaser if the Notes are delivered after               .
(2)We estimate that we will incur offering expenses of approximately $       in connection with this offering.
We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.
We and the underwriters have not authorized any dealer, salesperson or other person to give any information or represent anything to you other than the information contained in this prospectus. You must not rely on unauthorized information or representations.
This prospectus does not offer to sell or ask for offers to buy any of the Notes in any jurisdiction where such an offer or sale would be unlawful, or where the person making the offer is not qualified to do so, or to any person who cannot legally be offered the Notes.
The information in this prospectus is current only as of the date on its cover, and may change after that date. We do not represent that at any time after the date of this prospectus our affairs will be the same as what is described in this prospectus or that the information in this prospectus otherwise will continue to be correct—nor do we imply those things by delivering this prospectus or selling Notes to you. Unless otherwise noted, the terms “we,” “us,” “our,” the “Company,” the “Issuer,” and “OCIC” refer to Blue Owl Credit Income Corp., together with its consolidated subsidiaries. In addition, the terms “Adviser” and “Administrator” refer to Blue Owl Credit Advisors LLC, individually, while “Blue Owl Credit Advisers” refers to Blue Owl Credit platform collectively with its affiliates in the credit-focused adviser business of Blue Owl. “Blue Owl” refers to Blue Owl Capital Inc., collectively with its affiliates as the context requires and the term “indenture” refers to the base indenture between us and Truist Bank, as trustee, or the trustee, dated as of September 23, 2021, as supplemented by a separate supplemental indenture, to be dated as of the settlement date of the Notes. Capitalized terms used in this prospectus and not otherwise defined shall have the meanings ascribed to them in the indenture governing the Notes.

Delivery of the Notes in book-entry only form through The Depository Trust Company will be made on or about                 .

Joint Book-Running Managers
Co-Managers
Prospectus dated

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PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus and contains a summary of material information that a prospective investor should know before investing in the Notes . It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read our entire prospectus before investing in our common stock. Throughout this prospectus we refer to Blue Owl Credit Income Corp. as “we,” “us,” “our,” the “Company” or “Blue Owl Credit Income” and Blue Owl Credit Advisors LLC, our investment adviser, as “the Adviser,” “OCA” or “our Adviser.”
Blue Owl Credit Income Corp.
Blue Owl Credit Income Corp. is a Maryland corporation formed on April 22, 2020. We are an externally managed, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We have elected to be treated, and intend to qualify annually, as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements. As a BDC, at least 70% of our assets must be assets of the type listed in Section 55(a) of the 1940 Act, as described herein. We will not invest more than 30% of our total assets in companies whose principal place of business is outside the United States. See “Regulation” and “Tax Matters.”
We are externally managed by the Adviser pursuant to an investment advisory agreement between us and the Adviser (the “Investment Advisory Agreement”). The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), an indirect affiliate of Blue Owl Capital, Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform (“Credit”), which focuses on direct lending. Blue Owl consists of three investment platforms: (1) Credit, which focuses on direct lending, (2) GP Strategic Capital, which focuses on providing capital to institutional alternative asset managers and (3) Real Estate, which focuses on triple net lease real estate strategies. Subject to the overall supervision of the Company’s board of directors (the “Board”), the Adviser manages our day-to-day operations, and provides investment advisory and management services to, the Company. Since our Adviser and its affiliates began investment activities in April 2016 through March 31, 2024, our Adviser and its affiliates have originated $99.59 billion aggregate principal amount of investments across multiple industries, of which $95.77 billion aggregate principal amount of investments prior to any subsequent exits or repayments, was retained by either us or a corporation or fund advised by our Adviser or its affiliates. The Adviser also serves as our Administrator pursuant to an Administration Agreement between us and the Adviser (the “Administration Agreement”). See “Management and Other Agreements and Fees.”
Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. Our investment strategy focuses primarily on originating and making loans to, and making debt and equity investments in, U.S. middle-market companies. We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities which includes common and preferred stock, securities convertible into common stock, and warrants. We define “middle-market companies” to generally mean companies with EBITDA between $10 million and $250 million annually, and/or annual revenue of $50 million to $2.5 billion at the time of investment. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. We generally invest in companies with low loan-to-value ratios, which we consider to be 50% or below. We target portfolio companies where we can structure larger transactions that comprise 1-2% of our portfolio (with no individual portfolio company generally expected to comprise greater than 5% of our portfolio). We intend, under normal circumstances, to invest, directly, or indirectly through our investments in OCIC SLF LLC (f/k/a Blue Owl Credit Income Senior Loan Fund LLC) (“OCIC SLF”) or any similarly situated companies, at least 80% of the value of our total assets in credit investments. We define “credit” to mean debt investments made in exchange for regular interest payments. Our target credit investments typically will have maturities between three and ten years and generally range in size between $10 million and $125 million, although the investment size will vary with the size of our capital base. As of March 31, 2024, excluding the investment in OCIC SLF and certain investments that fall outside our typical borrower profile, our portfolio companies representing 87.2% of our total debt portfolio based on fair value had weighted average annual revenue of $1.0 billion, weighted average annual EBITDA of $247.0 million, an average interest coverage of 1.8x and an average net loan-to-value of 38.5%. For additional information about how we define the middle-market, see “Business — Investment Selection.”
While our investment strategy focuses primarily on middle-market companies in the United States, including senior secured loans, we also may invest up to 30% of our portfolio in investments of non-qualifying portfolio companies. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act, as well as in debt and equity of companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act. See “Regulation — Qualifying Assets.”
A BDC generally will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the common stock if its asset coverage, as defined in the 1940 Act, would at least be equal to 200% immediately after each such issuance. However, certain provisions of the 1940 Act allow a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150% if certain requirements are met. The reduced asset coverage requirement would permit a BDC to double the amount of leverage it can incur. For example, under a 150% asset coverage ratio a BDC may borrow $2 for investment purposes of every $1 of investor equity whereas under a 200% asset coverage ratio a BDC may borrow only $1 for investment purposes for every $1 of investor equity. The Adviser, as our sole shareholder, approved a proposal that allows us to reduce our asset coverage ratio to 150%. See “Regulation.”
We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds to make investments has specific benefits and risks, and all of the costs of borrowing funds would be ultimately borne by holders of our common stock.
Investment Portfolio
As of March 31, 2024, based on fair value, our portfolio consisted of 85.4% first lien debt investments, 5.0% second-lien debt investments, 1.3% unsecured debt investments, 1.6% joint ventures, 3.9% preferred equity investments, and 2.8% common equity investments.
As of March 31, 2024, our weighted average total yield of the portfolio at fair value and amortized cost was 11.2% and 11.3%, respectively, and our weighted average yield of debt and income producing securities at fair value and amortized cost was 11.4% and 11.5%, respectively. As of March 31, 2024, the weighted average spread of total debt investments was 5.7%.
As of March 31, 2024, we had investments in 311 portfolio companies with an aggregate fair value of $18.99 billion. As of March 31, 2024, we had net leverage of 0.82x debt-to-equity and we target net leverage of 0.90x-1.25x debt-to-equity.
Our Adviser and Administrator
The Adviser serves as our investment adviser pursuant to the Investment Advisory Agreement. The Adviser also serves as our Administrator pursuant to the Administration Agreement. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is an indirect affiliate of Blue Owl and part of Blue Owl’s Credit platform, which focuses on direct lending. Blue Owl consists of three investment platforms: (1) Credit, which focuses on direct lending, (2) GP Strategic Capital, which focuses on providing capital to institutional alternative asset managers and (3) Real Estate, which focuses on triple net lease real estate strategies. Blue Owl’s Credit platform is comprised of the Adviser, Blue Owl Technology Credit Advisors LLC (“OTCA”), Blue Owl Technology Credit Advisors II LLC (“OTCA II”), Blue Owl Credit Private Fund Advisors LLC (“OPFA”) and Blue Owl Diversified Credit Advisors LLC (“ODCA” and together with the Adviser, OTCA, OTCA II, and OPFA, the “Blue Owl Credit Advisers”), which also are registered investment advisers. See “Business – The Adviser and Administrator – Blue Owl Credit Advisors LLC.”
The management of our investment portfolio is the responsibility of the Adviser and the Diversified Lending Investment Committee. We consider these individuals to be our portfolio managers. The Investment Team is led by

Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser’s senior executive team and Blue Owl’s Credit platform’s investment committees. Blue Owl’s Credit platform has four investment committees each of which focuses on a specific investment strategy (Diversified Lending, Technology Lending, First Lien Lending and Opportunistic Lending). Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged sit on each of Blue Owl’s Credit platform’s investment committees. In addition to Messrs. Ostrover, Lipschultz, Packer and Maged, the Diversified Lending Investment Committee is comprised of Jeff Walwyn, Patrick Linnemann, Meenal Mehta and Logan Nicholson. The Investment Team, under the Diversified Lending Investment Committee’s supervision, sources investment opportunities, conducts research, performs due diligence on potential investments, structures our investments and will monitor our portfolio companies on an ongoing basis. See “Portfolio Management.”
As of March 31, 2024, the Adviser and its affiliates had $91.29 billion of assets under management across the Blue Owl Credit platform. The Blue Owl Credit Advisers focus on direct lending to middle market companies primarily in the United States under the following four investment strategies which are offered through BDCs, private funds, and separately managed accounts.
We refer to the Blue Owl BDCs and the private funds and separately managed accounts managed by the Blue Owl Credit Advisers, as the “Blue Owl Credit Clients. Blue Owl Credit Clients may have overlapping objectives with us. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. In order to address these conflicts, the Blue Owl Credit Advisers have put in place an investment allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act.
In addition, the Adviser and certain of its affiliates have been granted exemptive relief by the SEC that allows the Company to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “Exemptive Relief.”
The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. These activities may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting on its own account. See “Risk Factors — Risks Related to Our Adviser and Its Affiliates —We may make investments that could give rise to a conflict of interest.”
Potential Market Trends
We believe the middle-market lending environment provides opportunities for us to meet our goal of making investments that generate attractive risk-adjusted returns based on a combination of the following factors:
Limited Availability of Capital for Middle-Market Companies. The middle market is a large addressable market. According to GE Capital’s National Center for the Middle Market Year-End 2023 Middle Market Indicator, there are approximately 200,000 U.S. middle market companies, which have approximately 48 million aggregate employees. Moreover, the U.S. middle market accounts for one-third of private sector gross domestic product (“GDP”). GE defines U.S. middle market companies as those between $10 million and $1.00 billion in annual revenue, which we believe has significant overlap with our definition of U.S. middle market companies. We believe U.S. middle market companies will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. We believe that regulatory and structural factors, industry consolidation and general risk aversion, limit the amount of traditional financing available to U.S. middle-market companies. We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. We also believe that there are a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold its loans without having to syndicate them, coupled with reduced capacity of traditional lenders to serve the middle-market, present an attractive opportunity to invest in middle-market companies.
Capital Markets Have Been Unable to Fill the Void in U.S. Middle Market Finance Left by Banks. Access to underwritten bond and syndicated loan markets is challenging for middle market companies due to loan size and liquidity. For example, high yield bonds are generally purchased by institutional investors, such as mutual funds and exchange traded funds (“ETFs”), who among other things, are focused on the liquidity characteristics of the bond being issued in order to fund investor redemptions and/or comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities’ initial investment decision. Syndicated loans arranged through a bank are done either on a “best efforts” basis or are underwritten with terms plus provisions that permit the underwriters to change certain terms, including pricing, structure, yield and tenor, otherwise known as “flex”, to successfully syndicate the loan, in the event the terms initially marketed are insufficiently attractive to investors. Furthermore, banks are generally reluctant to underwrite middle market loans because the arrangement fees they may earn on the placement of the debt generally are not sufficient to meet the banks’ return hurdles. Loans provided by companies such as ours provide certainty to issuers in that we have a more stable capital base and have the ability to invest in illiquid assets, and we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market “flex” or other arrangements that banks may require when acting on an agency basis. In addition, our Adviser has teams focused on both liquid credit and private credit and these teams are able to collaborate with respect to syndicated loans.
Secular Trends Supporting Growth for Private Credit. We believe that periods of market volatility, such as the current period of market volatility caused, in part, by elevated inflation and interest rates, and current geopolitical conditions have accentuated the advantages of private credit. The availability of capital in the liquid credit market is highly sensitive to market conditions whereas we believe private lending has proven to be a stable and reliable source of capital through periods of volatility. We believe the opportunity set for private credit will continue to expand even after the public markets reopen to normal levels. Financial sponsors and companies today are familiar with direct lending and have seen firsthand the strong value proposition that a private solution can offer. Scale, certainty of execution and flexibility all provide borrowers with a compelling alternative to the syndicated and high yield markets. Based on our experience, there is an emerging trend where higher quality credits that have traditionally been issuers in the syndicated and high yield markets are increasingly seeking private solutions independent of credit market conditions. In our view, this is supported by financial sponsors wanting to work with collaborative financing partners that have scale and breadth of capabilities. We believe the large amount of uninvested capital held by funds of private equity firms broadly, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $2.7 trillion as of December 31, 2023, will continue to drive deal activity. We expect that private equity sponsors will continue to pursue acquisitions and leverage their equity investments with secured loans provided by companies such as us.
Attractive Investment Dynamics. An imbalance between the supply of, and demand for, middle market debt capital creates attractive pricing dynamics. We believe the directly negotiated nature of middle market financings also generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender-protective change of control provisions. Additionally, we believe BDC managers’ expertise in credit selection and ability to manage through credit cycles has generally resulted in BDCs experiencing lower loss rates than U.S. commercial banks through credit cycles. Further, we believe that historical middle market default rates have been lower, and recovery rates have been higher, as compared to the larger market capitalization, broadly distributed market, leading to lower cumulative losses.
Conservative Capital Structures. Following the global credit crisis, which we define broadly as occurring between mid-2007 and mid-2009, lenders have generally required borrowers to maintain more equity as a percentage of their total capitalization, specifically to protect lenders during economic downturns. With more conservative capital structures, U.S. middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, U.S. middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process and, when necessary, restructuring process.

Attractive Opportunities in Investments in Loans. We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities. We believe that opportunities in senior secured loans are significant because of the floating rate structure of most senior secured debt issuances and because of the strong defensive characteristics of these types of investments. We believe that debt issues with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer’s security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are secured by the issuer’s assets, which may provide protection in the event of a default.
Potential Competitive Strengths
We believe that the Adviser’s disciplined approach to origination, fundamental credit analysis, portfolio construction and risk management should allow us to achieve attractive risk-adjusted returns while preserving our capital. We believe that we represent an attractive investment opportunity for the following reasons:
Experienced Team with Expertise Across all Levels of the Corporate Capital Structure. The members of the Diversified Lending Investment Committee have an average of over 25 years of experience in private lending and investing at all levels of a company’s capital structure, particularly in high yield securities, leveraged loans, high yield credit derivatives and distressed securities, as well as experience in operations, corporate finance, mergers and acquisitions, and workout restructuring. The members of the Diversified Lending Investment Committee have diverse backgrounds with investing experience through multiple business and credit cycles. Moreover, certain members of the Diversified Lending Investment Committee and other executives and employees of the Adviser and its affiliates have operating and/or investing experience on behalf of business development companies. We believe this experience provides the Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of middle market companies and will afford it numerous tools to manage risk while preserving the opportunity for attractive risk-adjusted returns on our investments and offering a diverse product set to help meet borrowers’ needs.
Distinctive Origination Platform. To date, a substantial majority of our investments have been sourced directly. We believe that our origination platform provides us the ability to originate investments without the assistance of investment banks or other traditional Wall Street intermediaries.
The Investment Team includes more than 115 investment professionals and is responsible for originating, underwriting, executing and managing the assets of our direct lending transactions and for sourcing and executing opportunities directly. The Investment Team has significant experience as transaction originators and building and maintaining strong relationships with private equity sponsors and companies. In addition, we believe that as a result of the formation of Blue Owl, the investment team has enhanced sourcing capabilities because of their ability to utilize Blue Owl’s resources and its relationships with the financial sponsor community and service providers, which we believe may broaden our deal funnel and result in an increased pipeline of deal opportunities.
The Investment Team also maintains direct contact with banks, corporate advisory firms, industry consultants, attorneys, investment banks, “club” investors and other potential sources of lending opportunities. We believe the Adviser’s ability to source through multiple channels allows us to generate investment opportunities that have more attractive risk-adjusted return characteristics than by relying solely on origination flow from investment banks or other intermediaries and to be more selective investors.
Since its inception in April 2016 through March 31, 2024, the Adviser and its affiliates have reviewed over 9,000 opportunities and sourced potential investment opportunities from more than 700 private equity sponsors and venture capital firms. We believe that the Adviser receives “early looks” and “last looks” based on its and Blue Owl’s relationships, allowing it to be highly selective in the transactions it pursues.
Potential Long-Term Investment Horizon. We believe our potential long-term investment horizon gives us flexibility, allowing us to maximize returns on our investments. We invest using a long-term focus, which we believe provides us with the opportunity to increase total returns on invested capital, as compared to other private company investment vehicles or investment vehicles with daily liquidity requirements (e.g., open-ended mutual funds and ETFs).
Defensive, Income-Orientated Investment Philosophy. The Adviser employs a defensive investment approach focused on long- term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to minimize potential losses and achieve attractive risk adjusted returns.
Active Portfolio Monitoring. The Adviser closely monitors the investments in our portfolio and takes a proactive approach to identifying and addressing sector-or company-specific risks. The Adviser receives and reviews detailed financial information from portfolio companies no less than quarterly and seeks to maintain regular dialogue with portfolio company management teams regarding current and forecasted performance. Although we may invest in “covenant-lite” loans, which generally do not have a complete set of financial maintenance covenants, we anticipate that many of our investments will have financial covenants that we believe will provide an early warning of potential problems facing our borrowers, allowing lenders, including us, to identify and carefully manage risk. Further, we anticipate that many of our equity investments will provide us the opportunity to nominate a member or observer to the board of directors of the portfolio company or otherwise include provisions protecting our rights as a minority-interest holder, which we believe will allow us to closely monitor the performance of these portfolio companies. In addition, the Adviser has built out its portfolio management team to include workout experts who closely monitor our portfolio companies and who, on at least a quarterly basis, assess each portfolio company’s operational and liquidity exposure and outlook to understand and mitigate risks; and, on at least a monthly basis, evaluates existing and newly identified situations where operating results are deviating from expectations. As part of its monitoring process, the Adviser focuses on projected liquidity needs and where warranted, re-underwriting credits and evaluating downside and liquidation scenarios.
Structure of Investments
Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.
We expect that generally our portfolio composition will be majority debt or income producing securities, which may include “covenant-lite” loans, with a lesser allocation to equity or equity-linked opportunities, including publicly traded debt instruments, which we may hold directly or through special purposes vehicles. These investments may include high-yield bonds, which are often referred to as “junk bonds”, and broadly syndicated loans. In addition, we may invest a portion of our portfolio in opportunistic investments and broadly syndicated loans, which will not be our primary focus, but will be intended to enhance returns to our shareholders and from time to time, we may evaluate and enter into strategic portfolio transactions which may result in additional portfolio companies which we are considered to control. These investments may include high-yield bonds and broadly-syndicated loans, including publicly traded debt instruments, which are typically originated and structured by banks on behalf of large corporate borrowers with employee counts, revenues, EBITDAs and enterprise values larger than those of middle market companies, and equity investments in portfolio companies that make senior secured loans or invest in broadly syndicated loans or structured products, such as life settlements and royalty interests. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates.
Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, to a lesser extent, we may invest in “covenant-lite” loans. See “Investment Process Overview —Inclusion of Covenants.”
Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.

Debt Investments. The terms of our debt investments are tailored to the facts and circumstances of each transaction. The Adviser negotiates the structure of each investment to protect our rights and manage our risk. We generally invest in the following types of debt:
•First-lien debt. First-lien debt typically is senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a first priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand alone first-lien loans, “unitranche” loans (including “last out” portions of such loans), and secured corporate bonds with similar features to these categories of first-lien loans. As of March 31, 2024, 40.6% of our first-lien debt was comprised of unitranche loans.
•Stand-alone first lien loans. Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.
•Unitranche loans. Unitranche loans (including the “last out” portions of such loans) combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we may provide the issuer most, if not all, of the capital structure above their equity. The primary advantages to the issuer are the ability to negotiate the entire debt financing with one lender and the elimination of intercreditor issues. “Last out” first-lien loans have a secondary priority behind super-senior “first out” first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a “last out” first-lien loan are typically set forth in an “agreement among lenders,” which provides lenders with “first out” and “last out” payment streams based on a single lien on the collateral. Since the “first out” lenders generally have priority over the “last out” lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the “last out” lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the “first out” lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the “last out” lenders than the intercreditor agreements to which second-lien lenders often are subject. Among the types of first-lien debt in which we may invest, “last out” first-lien loans generally have higher effective interest rates than other types of first-lien loans, since “last out” first-lien loans rank below standalone first-lien loans.
•Second-lien debt. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to unsecured liabilities in the issuer’s capital structure and has the benefit of a security interest over assets of the issuer, though ranking junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an intercreditor agreement provides the first-lien lenders with priority over the second-lien lenders’ liens on the collateral.
•Mezzanine debt. Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt, is often unsecured, and may not have the benefit of financial covenants common in first-lien and second-lien debt. However, mezzanine debt ranks senior to common and preferred equity in an issuer’s capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments, which could be paid in-kind, and may provide lenders an opportunity to participate in the capital appreciation, if any, of an issuer through an equity interest. This equity interest typically takes the form of an equity co-investment or warrants. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than first-lien and second-lien debt.
•Broadly Syndicated Loans. Broadly syndicated loans (whose features are similar to those described under “First-lien debt” and “Second-lien debt” above) are typically originated and structured by banks on behalf of large corporate borrowers with employee counts, revenues, EBITDAs and enterprise values larger than the middle-market characteristics described above. The proceeds of broadly syndicated loans are often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. Broadly syndicated loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: collateralized loan obligations (“CLOs”); senior secured loan and high yield bond mutual funds; closed-end funds, hedge funds, banks, and insurance companies; and finance companies. A borrower must comply with various covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the broadly syndicated loan. The broadly syndicated loans in which we invest may include loans that are considered “covenant-lite” loans, because of their lack of a full set of financial maintenance covenants.
Our debt investments are typically structured with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. The Adviser seeks to limit the downside potential of our investments by:
•requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;
•negotiating covenants in connection with our investments consistent with preservation of our capital. Such restrictions may include affirmative covenants (including reporting requirements), negative covenants (including financial covenants), lien protection, change of control provisions and board rights, including either observation rights or rights to a seat on the board under some circumstances; and
•including debt amortization requirements, where appropriate, to require the timely repayment of principal of the loan, as well as appropriate maturity dates.
Within our portfolio, the Adviser aims to maintain the appropriate proportion among the various types of first-lien loans, as well as second-lien debt and mezzanine debt, to allow us to achieve our target returns while maintaining our targeted amount of credit risk.
Equity Investments.
Our investment in a portfolio company may include an equity interest, such as common stock or preferred stock, or equity linked interest, such as a warrant or profit participation right. We may make direct and indirect equity investments with or without a concurrent investment in a more senior part of the capital structure of the issuer.
Specialty Financing Portfolio Companies. We may make equity investments in portfolio companies that make senior secured loans or invest in broadly syndicated loans or structured products, such as life settlements and royalty interests. Our specialty financing companies include the following:
•Amergin, which consists of AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC and AAM Series 2.1 Aviation Feeder, LLC (collectively, “Amergin AssetCo”) and Amergin Asset Management LLC, which has entered into a Servicing Agreement with Amergin AssetCo. Amergin was created to invest in a leasing platform focused on railcar, aviation and other long-lived transportation assets. Amergin acquires existing on-lease portfolios of new and end-of-life railcars and related equipment and selectively purchases off-lease assets and is building a commercial aircraft portfolio through aircraft financing and engine acquisition on a sale and lease back basis.
•Fifth Season Investment LLC (“Fifth Season”), a portfolio company created to invest in life insurance based assets, including secondary and tertiary life settlement and other life insurance exposures using detailed analytics, internal life expectancy review and sophisticated portfolio management techniques.
•LSI Financing 1 DAC (“LSI Financing”), a portfolio company formed to acquire contractual rights to revenue pursuant to earnout agreements in the life sciences space.
Operating and Regulatory Structure
We are an externally-managed, closed-end management investment company that filed an election to be regulated as a BDC under the 1940 Act. In addition, we have elected for U.S. federal income tax purposes, and intend to qualify annually, to be treated as a RIC under Subchapter M of the Code. See “Certain U.S. Federal Income Tax Considerations.” Our investment activities are managed by our Adviser and supervised by our Board, a majority of whom are not “interested persons” of the Company or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our Board. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation.”
Conflicts of Interest
We have entered into the Investment Advisory Agreement, the Administration Agreement, and an expense support and conditional reimbursement agreement with the Adviser (the “Expense Support Agreement”). Pursuant to the Investment Advisory Agreement, we pay the Adviser a base management fee and an incentive fee. See “Management and Other Agreements and Fees — Investment Advisory Agreement” for a description of how the fees payable to the Adviser will be determined. Pursuant to the Administration Agreement, we will reimburse the Adviser for expenses necessary to perform services related to our administration and operations. See “Management and Other Agreements and Fees — Administration Agreement” for a description of how the expenses reimbursable to the Adviser will be determined. The Expense Support Agreement became effective as of November 12, 2020 and was terminated by the Adviser on March 7, 2023. The purpose of the Expense Support Agreement was to ensure that no portion of our distributions to shareholders will represent a return of capital for tax purposes. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Expense Support and Conditional Reimbursement Agreement.” In addition, the Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees.
Our executive officers, certain of our directors and certain other finance professionals of Blue Owl also serve as executives of the Adviser and the Blue Owl Credit Advisers, and certain of our officers and directors and professionals of Blue Owl’s Credit platform and the Blue Owl Credit Advisers are officers of Blue Owl Securities LLC and Blue Owl. In addition, our executive officers and directors and the members of the Adviser and members of its investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as we do (including the Blue Owl Credit Advisers), including serving on their respective investment committees and/or on the investment committees of investments funds, accounts or other investment vehicles managed by our affiliates which may have investment objectives similar to our investment objective. At times we may compete with the Blue Owl Credit Clients for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by the Blue Owl Credit Clients. This can create a potential conflict when allocating investment opportunities among us and such other Blue Owl Credit Clients. An investment opportunity that is suitable for multiple clients of the Blue Owl Credit Advisers may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, in order for the Adviser and its affiliates to fulfill their fiduciary duties to each of their clients, the Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act. See “Risk Factors — Risks Related to Our Business.”
Allocation of Investment Opportunities
The Blue Owl Credit Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its investment allocation policy, so that no client of the Adviser or its affiliates is disadvantaged in relation to any other client of the Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. The Blue Owl Credit Advisers intend to allocate common expenses among us and other clients of the Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Blue Owl Credit Advisers and the Investment Advisory Agreement.
The Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act. When we engage in co-investments as permitted by the exemptive relief described below, we will do so in a manner consistent with the Blue Owl Credit Advisers’ investment allocation policy. In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Blue Owl Credit Advisers (including executive officers of the Adviser) along with other officers and employees, will need to decide whether we or such other entity or entities will proceed with the investment. The allocation committee will make these determinations based on the Blue Owl Credit Advisers’ investment allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
The Blue Owl Credit Advisers’ investment allocation policy is designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to us and its or its affiliates’ similar fiduciary obligations to other clients, including the Blue Owl Credit Clients; however, there can be no assurance that the Blue Owl Credit Advisers’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
The allocation of investment opportunities among us and any of the other investment funds sponsored or accounts managed by the Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Blue Owl Credit Advisers’ investment allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by the Company or another investment fund or account) is suitable for us or another investment fund or account including the Blue Owl Credit Clients. In making this assessment, the Blue Owl Credit Advisers may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or RICs; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Blue Owl Credit Advisers may afford prior decisions precedential value.
Pursuant to the Blue Owl Credit Advisers’ investment allocation policy, if through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Blue Owl Credit Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.
Certain allocations may be more advantageous to us relative to one or all of the other investment funds, or vice versa. While the Blue Owl Credit Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that our actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.
Exemptive Relief
We rely on an order for exemptive relief (as amended, the “Order”) that has been granted by the SEC to our Adviser and its affiliates to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Order, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing and (4) the proposed investment by us would not benefit our Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the Order and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, the Order permits us to invest in follow-on investments in our existing portfolio companies with certain affiliates that are private funds if such private funds did not have an investment in such existing portfolio company.
The Blue Owl Credit Advisers’ allocation policy incorporates the conditions of the Order. As a result of the Order, there could be significant overlap in our investment portfolio and the investment portfolio of the Blue Owl Credit Clients that could avail themselves of the exemptive relief and that have an investment objective similar to ours. See “Business — The Adviser and Administrator — Blue Owl Credit Advisors LLC.”
In addition, we have received an order that permits us to offer multiple classes of shares of common stock and to impose varying sales loads, asset-based service and/or distribution fees and early withdrawal fees.
Risk Factors
An investment in the Notes involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in the Notes. Risks involved in purchasing the Notes include (among others) the following:
You are subject to risks related to an investment in the Notes
•The Notes are unsecured and effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.
•The Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.
•A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Notes, if any, or change in the debt markets, could cause the liquidity or market value of the Notes to decline significantly.
•An increase in market interest rates could result in a decrease in the market value of the Notes.
•Our amount of debt outstanding may increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.
•The indenture under which the Notes are issued contains limited protection for holders of the Notes.
•The optional redemption provision may materially adversely affect your return on the Notes.
•We may not be able to repurchase the Notes upon a Change of Control Repurchase Event.
•If an active trading market does not develop for the Notes, you may not be able to resell them.
•We may be subject to certain U.S. federal income tax imposed at corporate rates which could adversely affect our cash flow and consequently adversely affect our ability to make payments on the Notes.

We are subject to risks related to the economy.
•Global economic, political, and market conditions, including uncertainty about the financial stability of the United States, could have a significant adverse effect on our business, financial condition and results of operations.
•Price declines in the corporate leveraged loan market may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation and the incurrence of realized losses.
•Inflation may adversely affect the business, results of operations and financial condition of our portfolio companies.
We are subject to risks related to our business and operations.
•The lack of liquidity in our investments may adversely affect our business.
•We borrow money, which magnifies the potential for gain or loss and may increase the risk of investing in us.
•Defaults under our borrowings may adversely affect our business, financial condition, results of operations and cash flows.
•If we are unable to obtain additional debt financing, or if our borrowing capacity is materially reduced, our business could be materially adversely affected.
•Our ability to achieve our investment objective depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose a significant number of its key professionals, or terminate the Investment Advisory Agreement, our ability to achieve our investment objective could be significantly harmed.
•Because our business model depends to a significant extent upon Blue Owl’s relationships with corporations, financial institutions and investment firms, the inability of Blue Owl to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
•We may face increasing competition for investment opportunities, which could delay further deployment of our capital, reduce returns and result in losses.
•Our investment portfolio is recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.
•Our Board may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our shareholders.
•Internal and external cybersecurity threats and risks, as well as other disasters, may adversely affect our business or the business of our portfolio companies by impairing the ability to conduct business effectively.
We are subject to risks related to our Adviser and its affiliates.
•Our Adviser and its affiliates, including our officers and some of our directors, may face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking or speculative investments, or cause our Adviser to use substantial leverage.
•The time and resources that individuals associated with our Adviser devote to us may be diverted, and we may face additional competition due to, among other things, the fact that neither our Adviser nor its affiliates is prohibited from raising money for or managing another entity that makes the same types of investments that we target.
•Our Adviser and its affiliates may face conflicts of interest with respect to services performed for issuers in which we may invest.
•Our Adviser or its affiliates may have incentives to favor their respective other accounts and clients and/or Blue Owl over us, which may result in conflicts of interest that could be harmful to us.
•We may be obligated to pay our Adviser incentive fees even if we incur a net loss due to a decline in the value of our portfolio and even if our earned interest income is not payable in cash.
•Our ability to enter into transactions with our affiliates is restricted.
•Our Adviser’s inability to attract, retain and develop human capital in a highly competitive talent market could have an adverse effect on our Adviser, and thus us.
We are subject to risks related to business development companies.
•The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.
•Regulations governing our operation as a BDC and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including risks associated with leverage.
We are subject to risks related to our investments
•Our investments in portfolio companies may be risky, and we could lose all or part of our investments.
•We may invest through joint ventures, partnerships or other special purpose vehicles and our investments through these vehicles may entail greater risks, or risks that we otherwise would not incur, if we otherwise made such investments directly.
•Defaults by our portfolio companies could jeopardize a portfolio company’s ability to meet its obligations under the debt or equity investments that we hold, which could harm our operating results.
•Subordinated liens on collateral securing debt investments that we may make to portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
•We generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, we may not be able to dispose of our interests in our portfolio companies.
•We are, and will continue to be, exposed to risks associated with changes in interest rates.
•International investments create additional risks.
•Our portfolio may be focused on a limited number of portfolio companies or industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

We are subject to risks related to U.S. federal income tax.
•We will be subject to U.S. federal income tax imposed at corporate rates if we are unable to maintain our tax treatment as a RIC under Subchapter M of the Code or if we make investments through subsidiaries that are treated as corporations for U.S. federal income tax purposes, which may impact our ability to make payments under the Notes.
•We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
We are subject to general risks.
•Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
•Heightened scrutiny of the financial services industry by regulators may materially and adversely affect our business.
•We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.
Taxation of Our Company
We have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to U.S. federal income tax on any ordinary income or capital gains that we timely distribute to our shareholders from our tax earnings and profits. To maintain our RIC tax treatment, we generally must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Tax Matters.”
Company Information
Our administrative and executive offices are located at 399 Park Avenue, New York, NY 10022, and our telephone number is (212) 419-3000. We maintain a website at www.ocic.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.
Recent Developments
Revolving Credit Facility Amendment
On April 19, 2024, we entered into the Second Amendment to the Revolving Credit Facility (the “Second Amendment”), which amends the Revolving Credit Facility. The parties to the Second Amendment include us, as Borrower, the subsidiary guarantors party thereto solely with respect to Section 4.9 therein, the lenders party thereto and Sumitomo Mitsui Banking Corporation as Administrative Agent. The Second Amendment extended the commitments of a Non-Extending Lender (as defined in the Revolving Credit Facility) so that such Non-Extending Lender became an Extending Lender (as defined in the Revolving Credit Facility).
DRIP Amendment
On May 6, 2024, our Board adopted an amended and restated distribution reinvestment plan which provides for the reinvestment of any cash distributions on behalf of shareholders who have elected to enroll in the distribution reinvestment plan. As a result, if our Board authorizes and declares a cash distribution, then the shareholders who have elected to enroll in the distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. The change will have no effect on existing distribution elections under the distribution reinvestment plan.

Commencement of Exchange Offer
On April 18, 2024, we commenced an offer to exchange the June 2028 Notes, the January 2029 Notes and the March 2031 Notes for newly issued registered notes with substantially similar terms.
Equity Raise
As of May 9, 2024, we have issued 393,943,501 shares of Class S common stock, 80,429,545 shares of Class D common stock, and 685,850,176 shares of Class I common stock and have raised total gross proceeds of $3.69 billion, $0.75 billion, and $6.38 billion, respectively, including seed capital of $1,000 contributed by our Adviser in September 2020 and approximately $25.0 million in gross proceeds raised from Feeder FIC Equity. In addition, we received $586.3 million in gross subscription payments which we accepted on May 1, 2024 and which is pending our determination of the net asset value per share applicable to such purchase.
Dividend
On May 7, 2024, our Board declared a distribution of (i) $0.07010 per share, payable on or before June 26, 2024 to shareholders of record as of May 31, 2024, (ii) $0.07010 per share, payable on or before July 26, 2024 to shareholders of record as of June 28, 2024, and (iii) $0.07010 per share, payable on or before August 23, 2024 to shareholders of record as of July 31, 2024 and (iv) a special distribution of $0.03270 per share, payable on or before July 26, 2024 to shareholders of record as of June 28, 2024.
Joint Venture
On May 6, 2024, we entered into an agreement with each of Blue Owl Capital Corporation, Blue Owl Capital Corporation II, Blue Owl Capital Corporation III, Blue Owl Technology Finance Corp., Blue Owl Technology Finance Corp. II, and Blue Owl Technology Income Corp. (together with us, the “Blue Owl BDCs”) and State Teachers Retirement System of Ohio (“OSTRS”) to co-manage Blue Owl Credit SLF LLC (“Credit SLF”), a joint venture that is expected to invest primarily in senior secured loans to middle market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. Each of the Blue Owl BDCs have agreed to initial commitments to Credit SLF totaling $50.0 million in the aggregate, of which we have agreed to contribute $11.25 million, representing an approximately 19.7% economic ownership. OSTRS will initially commit $7.1 million, representing a 12.5% economic ownership. Credit SLF is managed by a board consisting of an equal number of representatives appointed by each member and which acts unanimously. Investment decisions must be approved by Credit SLF’s board.
September 2029 Notes
On May 21, 2024, we issued $500.0 million aggregate principal amount of 6.600% notes due September 15, 2029 (the “September 2029 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act and non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act. The September 2029 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING
This section outlines certain legal and financial terms of the Notes. You should read this section together with the more detailed description of the Notes under the heading “Description of the Notes” in this prospectus before investing in the Notes. Capitalized terms used in this prospectus and not otherwise defined shall have the meanings ascribed to them in the indenture governing the Notes, as amended from time to time, the “indenture”.

Issuer	Blue Owl Credit Income Corp., a Maryland corporation

Title of the Securities	% Notes due

Aggregate Principal Amount Being Offered	$

Initial Public Offering Price	%

Interest Rate	%

Yield to Maturity	%

Trade Date	, 2024

Issue Date	, 2024

Maturity Date	, , unless earlier repurchased or redeemed

Interest Payment Dates	and , commencing , 2024.

Ranking of Notes
The Notes will be our direct, general unsecured obligations and will rank:
•senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes;
•pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior, including, without limitation, the 3.125% notes due 2026 (the “September 2026 Notes”) of which $350.0 million was outstanding as of March 31, 2024, the 4.70% notes due 2027 (the “February 2027 Notes”) of which $500.0 million was outstanding as of March 31, 2024, the 5.500% notes due 2025 (the “March 2025 Notes”) of which $500.0 million was outstanding as March 31, 2024, the 7.750% notes due 2027 (the “September 2027 Notes”), of which $600.0 million was outstanding as of March 31, 2024, the 7.950% notes due 2028 (the “June 2028 Notes”), of which $650.0 million was outstanding as of March 31, 2024, the 7.750% notes due 2029 (the “January 2029 Notes”), of which $550.0 million was outstanding as of March 31, 2024; and the 6.650% notes due 2031 (the “March 2031 Notes”), of which $750.0 million was outstanding as of March 31, 2024; and
•effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, including, without limitation borrowings under the Revolver, of which approximately $1 billion was outstanding as of March 31, 2024; and
•structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities, including, without limitation, borrowings under the SPV Asset Facilities, of which approximately $2.6 billion was outstanding as of March 31, 2024, and the OCIC CLOs, of which approximately $1.5 billion was outstanding as of March 31, 2024.

As of , our total indebtedness was approximately $ billion aggregate principal amount outstanding, of which approximately $ billion was secured indebtedness. See “Capitalization.”

Denominations	We will issue the Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Optional Redemption
Prior to            (one month prior to maturity date of the Notes) (the “Par Call Date”), we may redeem the Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus       basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.
On or after the Par Call Date, we may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.
Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

Sinking Fund	The Notes will not be subject to any sinking fund. A sinking fund is a reserve fund accumulated over a period of time for the retirement of debt.

Offer to Purchase upon a Change of Control Repurchase Event	If a Change of Control Repurchase Event occurs prior to maturity, unless we have exercised our right to redeem the Notes in full, holders will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

Legal Defeasance
If there is a change in U.S. tax law or we obtain an Internal Revenue Service ruling described herein, the Notes will be subject to legal defeasance by us, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the Trustee an opinion of counsel as described under “Description of the Notes—Defeasance—Legal Defeasance”, we can legally release ourselves from all payment and other obligations on the Notes.

Covenant Defeasance
Under current U.S. tax law and the indenture, the Notes are subject to covenant defeasance by us, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the Trustee an opinion of counsel as described under “Description of the Notes—Defeasance— Covenant Defeasance”, we will be released from some of the restrictive covenants in the indenture.

Form of Notes	The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company, or DTC, or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, Paying Agent and Registrar	Truist Bank, as successor to Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association.

Events of Default
If an event of default (as described under “Description of the Notes”) on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to conditions set forth in the indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events involving us.

Other Covenants
In addition to the covenants described in the base indenture, the following covenants shall apply to the Notes:
•We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject thereto, Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions, but giving effect, in either case, to any exemptive relief granted to us by the SEC.
•If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles, or GAAP.

No Established Trading Market	The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system. Although certain of the underwriters have informed us that they currently intend to make a market in the Notes, as permitted by applicable laws and regulations, they are not obligated to do so and may discontinue any such market making activities at any time without notice. See “Underwriting.” Accordingly, we cannot assure you that a liquid market for the Notes will develop or be maintained.

Global Clearance and Settlement Procedures	Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the Trustee or the paying agent will have any responsibility or liability for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Use of Proceeds	We estimate that net proceeds we will receive from the sale of the Notes in this offering will be approximately $ , after deducting the underwriter discounts and estimated offering expenses payable by us. We intend to use the net proceeds of this offering for the general corporate purposes of us and our subsidiaries.

Governing Law	The Notes and the indenture will be governed by and construed in accordance with the laws of the State of New York.

FINANCIAL HIGHLIGHTS
The following table of financial highlights is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. The financial data set forth in the following table for the quarter ended March 31, 2024 and the years ended December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2020 are derived from our consolidated financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included in this prospectus. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus.

	For the Three Months Ended March 31,
	2024
($ in thousands, except share and per share amounts)	Class S common stock	Class D common stock	Class I common stock
Per share data:
Net asset value, at beginning of period	$9.48	$9.49	$9.50
Results of operations:
Net investment income (loss)(1)	0.25	0.27	0.27
Net realized and unrealized gain (loss)(2)	(0.01)	(0.01)	—
Net increase (decrease) in net assets resulting from operations	$0.24	$0.26	$0.27
Shareholder distributions:
Distributions from net investment income(3)	(0.22)	(0.24)	(0.24)
Net decrease in net assets from shareholders’ distributions	$(0.22)	$(0.24)	$(0.24)
Total increase (decrease) in net assets	0.02	0.02	0.03
Net asset value, at end of period	$9.50	$9.51	$9.53

Total return(4)	2.5%	2.6%	2.8%

Ratios
Ratio of net expenses to average net assets(5)(6)	11.2%	11.0%	10.3%
Ratio of net investment income to average net assets(6)	11.0%	12.1%	11.9%
Portfolio turnover rate	3.7%	3.7%	3.7%

Supplemental Data
Weighted-average shares outstanding	356,127,221	42,899,375	630,203,053
Shares outstanding, end of period	371,785,601	41,170,574	656,148,634
Net assets, end of period	$3,533,219	$391,735	$6,252,810
___________________
(1)The per share data was derived using the weighted average shares outstanding during the period.

(2)The amount shown at this caption is the balancing amount derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.
(3)The per share data was derived using actual shares outstanding at the date of the relevant transaction.
(4)Total return is not annualized. An investment in the Company is subject to maximum upfront sales load of 3.5% and 1.5% for Class S and Class D common stock, respectively, of the offering price, which will reduce the amount of capital available for investment. Class I common stock is not subject to upfront sales load. Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses. Total return is calculated as the change in net asset value (“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by the beginning NAV per share (which for the purposes of this calculation is equal to the net offering price in effect at that time).
(5)Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables. For the three months ended March 31, 2024, the total operating expenses to average net assets were 1.2%, 0.6% and 0.3%, for Class S, Class D, and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any. Past performance is not a guarantee of future results.
(6)The ratio reflects an annualized amount, except in the case of non-recurring expenses (e.g., initial organization expenses) and offering expenses.

	For the Years Ended December 31,
	2023			2022			2021			2020(8)
($ in thousands, except share and per share amounts)	Class S common stock	Class D common stock	Class I common stock	Class S common stock	Class D common stock	Class I common stock	Class S common stock(7)	Class D common stock(7)	Class I common stock(7)	Class S common stock(7)	Class D common stock(7)	Class I common stock
Per share data:
Net asset value, at beginning of period	$9.06	$9.07	$9.08	$9.33	$9.33	$9.34	$9.26	$9.26	$9.44	$—	$—	$10.00
Results of operations:
Net investment income (loss)(1)	1.04	1.10	1.12	0.76	0.81	0.84	0.59	0.64	0.63	—	—	(0.71)
Net realized and unrealized gain (loss)(2)	0.25	0.25	0.25	(0.31)	(0.35)	(0.38)	(0.06)	(0.06)	(0.22)	—	—	0.15
Net increase (decrease) in net assets resulting from operations	$1.29	$1.35	$1.37	$0.45	$0.46	$0.46	$0.53	$0.58	$0.41	$—	$—	$(0.56)
Shareholder distributions:
Distributions from net investment income(3)	(0.87)	(0.93)	(0.95)	(0.72)	(0.72)	(0.72)	(0.46)	(0.51)	(0.51)	—	—	—
Net decrease in net assets from shareholders’ distributions	$(0.87)	$(0.93)	$(0.95)	$(0.72)	$(0.72)	$(0.72)	$(0.46)	$(0.51)	$(0.51)	$—	$—	$—
Total increase (decrease) in net assets	0.42	0.42	0.42	(0.27)	(0.26)	(0.26)	0.07	0.07	(0.10)	—	—	(0.56)
Net asset value, at end of period	$9.48	$9.49	$9.50	$9.06	$9.07	$9.08	$9.33	$9.33	$9.34	$—	$—	$9.44
Total return(4)	12.6%	13.3%	13.5%	4.2%	4.9%	5.2%	5.1%	6.1%	4.3%	—%	—%	(5.6)%
Ratios
Ratio of net expenses to average net assets(5)(6)	11.1%	10.6%	10.3%	9.8%	8.7%	8.4%	7.0%	7.2%	6.6%	—%	—%	6.5%
Ratio of net investment income to average net assets(6)	11.3%	12.0%	12.3%	9.0%	9.4%	9.9%	6.1%	6.8%	6.6%	—%	—%	(5.9)%
Portfolio turnover rate	9.4%	9.4%	9.4%	11.3%	11.3%	11.3%	35.8%	35.8%	35.8%	—%	—%	3.7%
Supplemental Data
Weighted-average shares outstanding	254,397,127	61,369,530	435,000,023	149,191,401	38,303,974	239,914,771	14,469,872	6,090,894	30,150,794	—	—	1,030,869
Shares outstanding, end of period	325,845,587	75,427,194	535,625,823	196,951,435	48,895,298	332,811,718	60,700,920	18,552,331	90,103,200	—	—	1,300,100
Net assets, end of period	$3,087,573	$715,565	$5,089,408	$1,784,126	$443,244	$3,022,383	$566,395	$173,161	$841,172	$—	$—	$12,273
__________________
(1)The per share data was derived using the weighted average shares outstanding during the period.

(2)The amount shown at this caption is the balancing amount derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.
(3)The per share data was derived using actual shares outstanding at the date of the relevant transaction.
(4)Total return is not annualized. An investment in the Company is subject to maximum upfront sales load of 3.5% and 1.5% for Class S and Class D common stock, respectively, of the offering price, which will reduce the amount of capital available for investment. Class I common stock is not subject to upfront sales load. Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses. Total return is calculated as the change in net asset value (“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by the beginning NAV per share (which for the purposes of this calculation is equal to the net offering price in effect at that time).
(5)Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables. For the year ended December 31, 2023, the total operating expenses to average net assets were 1.2%, 0.6% and 0.3%, for Class S, Class D, and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any. For the year ended December 31, 2022, the total operating expenses to average net assets were 1.4%, 0.7% and 0.4%, for Class S, Class D, and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any. Past performance is not a guarantee of future results. For the year ended December 31, 2021, the total operating expenses to average net assets were 9.8%, 8.7% and 8.4%, for Class S, Class D, and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any. Past performance is not a guarantee of future results.
(6)The ratio reflects an annualized amount, except in the case of non-recurring expenses (e.g., initial organization expenses) and offering expenses.
(7)Class S common stock shares were first issued on April 1, 2021. Class D common stock shares were first issued on March 1, 2021.
(8)The Company commenced operations on November 10, 2020. There were no Class S or Class D shares of common stock outstanding as of December 31, 2020

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of the end of the quarter ended March 31, 2024 and the fiscal years ended December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2020. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2023, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Promissory Note(5)
March 31, 2024 (unaudited)	$—	—	—	N/A
December 31, 2023	$—	—	—	N/A
December 31, 2022	$—	—	—	N/A
December 31, 2021	$—	—	—	N/A
December 31, 2020	$10.0	2,226.8	—	N/A
SPV Asset Facility I
March 31, 2024 (unaudited)	$200.0	$2,077.8	—	N/A
December 31, 2023	$475.0	$2,085.2	—	N/A
December 31, 2022	$440.4	$1,927.2	—	N/A
December 31, 2021	$301.3	$1,998.5	—	N/A
SPV Asset Facility II
March 31, 2024 (unaudited)	$995.0	$2,077.8	—	N/A
December 31, 2023	$1,718.0	$2,085.2	—	N/A
December 31, 2022	$1,538.0	$1,927.2	—	N/A
December 31, 2021	$446.0	$1,998.5	—	N/A
SPV Asset Facility III
March 31, 2024 (unaudited)	$622.0	$2,077.8	—	N/A
December 31, 2023	$522.0	$2,085.2	—	N/A
December 31, 2022	$555.0	$1,927.2	—	N/A
SPV Asset Facility IV
March 31, 2024 (unaudited)	$200.0	$2,077.8	—	N/A
December 31, 2023	$250.0	$2,085.2	—	N/A
December 31, 2022	$465.0	$1,927.2	—	N/A
SPV Asset Facility V
March 31, 2024 (unaudited)	$200.0	$2,077.8	—	N/A
December 31, 2023	$200.0	$2,085.2	—	N/A
SPV Asset Facility VI
March 31, 2024 (unaudited)	$350.0	$2,077.8	—	N/A
December 31, 2023	$160.0	$2,085.2	—	N/A
CLO VIII
March 31, 2024 (unaudited)	$290.0	$2,077.8	—	N/A
December 31, 2023	$290.0	$2,085.2	—	N/A
December 31, 2022	$290.0	$1,927.2	—	N/A
CLO XI
March 31, 2024 (unaudited)	$260.0	$2,077.8	—	N/A
December 31, 2023	$260.0	$2,085.2	—	N/A
CLO XII
March 31, 2024 (unaudited)	$260.0	$2,077.8	—	N/A
December 31, 2023	$260.0	$2,085.2	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
CLO XV
March 31, 2024 (unaudited)	$312.0	$2,077.8	—	N/A
CLO XVI
March 31, 2024 (unaudited)	$420.0	$2,077.8	—	N/A
Revolving Credit Facility
March 31, 2024 (unaudited)	$1,026.1	$2,077.8	—	N/A
December 31, 2023	$628.1	$2,085.2	—	N/A
December 31, 2022	$302.3	$1,927.2	—	N/A
December 31, 2021	$451.2	$1,998.5	—	N/A
September 2026 Notes
March 31, 2024 (unaudited)	$350.0	$2,077.8	—	N/A
December 31, 2023	$350.0	$2,085.2	—	N/A
December 31, 2022	$350.0	$1,927.2	—	N/A
December 31, 2021	$350.0	$1,998.5	—	N/A
February 2027 Notes
March 31, 2024 (unaudited)	$500.0	$2,077.8	—	N/A
December 31, 2023	$500.0	$2,085.2	—	N/A
December 31, 2022	$500.0	$1,927.2	—	N/A
September 2027 Notes
March 31, 2024 (unaudited)	$600.0	$2,077.8	—	N/A
December 31, 2023	$600.0	$2,085.2	—	N/A
December 31, 2022	$600.0	$1,927.2	—	N/A
June 2028 Notes
March 31, 2024 (unaudited)	$650.0	$2,077.8	—	N/A
December 31, 2023	$650.0	$2,085.2	—	N/A
March 2025 Notes
March 31, 2024 (unaudited)	$500.0	$2,077.8	—	N/A
December 31, 2023	$500.0	$2,085.2	—	N/A
December 31, 2022	$500.0	$1,927.2	—	N/A
January 2029 Notes
March 31, 2024 (unaudited)	$550.0	$2,077.8	—	N/A
December 31, 2023	$550.0	$2,085.2	—	N/A
December 31, 2020	$—	$—	—	N/A
March 2031 Notes
March 31, 2024 (unaudited)	$750.0	$2,077.8	—	N/A
__________________
(1)Total amount of each class of senior securities outstanding at the end of the period presented.
(2)Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.
(3)The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)Average market value per unit not applicable because the senior securities are not registered for public trading.
(5)Facility was terminated in June 2022.

RISK FACTORS
Investing in our Notes involves a number of significant risks. The following information is a discussion of the known material risk factors associated with an investment in our Notes specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Notes. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such cases, the net asset value of our Notes could decline, and you may lose all or part of your investment.
Risks Related to an Investment in the Notes
The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.
The Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes will be effectively subordinated, or junior, to any secured indebtedness or other obligations we have currently incurred and may incur in the future (or any indebtedness that is initially unsecured that we later secure) to the extent of the value of the assets securing such indebtedness. Substantially all of our assets are currently pledged as collateral under the Revolving Credit Facility. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of March 31, 2024, we had approximately $1.0 billion of indebtedness outstanding under the Revolver, which will be effectively senior to the Notes.
The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.
The Notes are obligations exclusively of Blue Owl Credit Income Corp. and not of any of our subsidiaries. None of our subsidiaries are a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated, or junior, to the SPV Asset Facilities, the OCIC CLOs and all existing and future indebtedness and other obligations (including trade payables) incurred by any of our subsidiaries, financing vehicles or similar facilities and any subsidiaries, financing vehicles or similar facilities that we may in the future acquire or establish. As of March 31, 2024, our subsidiaries had approximately $2.6 billion of indebtedness outstanding under the SPV Asset Facilities and approximately $1.5 billion of indebtedness outstanding under the OCIC CLOs. Our subsidiaries may incur indebtedness in the future, all of which would be structurally senior to the Notes.
Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.
As of March 31, 2024, we had approximately $9.0 billion of debt outstanding, of which approximately $5.1 billion was indebtedness secured by our assets or assets of our subsidiaries. The use of debt could have significant consequences on our future operations, including:
•making it more difficult for us to meet our payment and other obligations under the Notes and our other outstanding indebtedness;

•resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our debt agreements, which event of default could result in substantially all of our debt becoming immediately due and payable;
•reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;
•subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates; and
•limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.
Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.
Our ability to meet our payment and other obligations under our debt instruments depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control.
We cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under our financing arrangements or otherwise in an amount sufficient to enable us to pay our indebtedness, including the Notes, or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness, including the Notes, on or before the scheduled maturity. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future. We cannot assure you that we will be able to refinance any of our indebtedness on commercially reasonable terms or at all. If we cannot service our indebtedness, we may have to take actions such as selling assets or seeking additional equity. We cannot assure you that any such actions, if necessary, could be effected on commercially reasonable terms or at all, or on terms that would not be disadvantageous to our shareholders or on terms that would not require us to breach the terms and conditions of our existing or future debt agreements, including our payment obligations under the Notes.
A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Notes, if any, or change in the debt markets, could cause the liquidity or market value of the Notes to decline significantly.
Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of Notes of any changes in our credit ratings.
The indenture offers limited protection for holders of the Notes.
The indenture offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:
•issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be pari passu, or equal, in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the value of the assets securing such indebtedness, (3) indebtedness or other obligations of ours that are guaranteed by one or more of our subsidiaries and which therefore are structurally senior to the Notes and (4) securities, indebtedness or other obligations incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of those subsidiaries, but giving effect, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if certain conditions are met) after such borrowings;
•pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;
•sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
•create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
•enter into transactions with affiliates;
•make investments; or
•create restrictions on the payment of dividends or other amounts to us from our subsidiaries.
Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity.
Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.
Certain of our current debt instruments include more protections for their holders than the indenture and the Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.
The optional redemption provision may materially adversely affect your return on the Notes.
The Notes are redeemable in whole or in part at any time or from time to time at our option. We may choose to redeem the Notes at times when prevailing interest rates are lower than the interest rate paid on the Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as that of the Notes being redeemed.
Any default under the agreements governing our indebtedness or under other indebtedness to which we may be a party, that is not waived by the required lenders or holders and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes.
If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under our current indebtedness or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation.

If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders or holders under the agreements governing our indebtedness, or other indebtedness that we may incur in the future, to avoid being in default. If we breach our covenants under the agreements governing our indebtedness and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation.
If we are unable to repay debt, lenders having secured obligations, including the lenders under certain of our credit facilities, could proceed against the collateral securing the debt. Because our credit facilities, the September 2026 Notes, the February 2027 Notes, the March 2025 Notes, the September 2027 Notes, the June 2028 Notes, the January 2029 Notes and the March 2031 Notes have cross-acceleration provisions, and any future debt will likely have, customary cross-default and cross-acceleration provisions, if the indebtedness thereunder, hereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due. See “Description of the Notes” in this prospectus.
We may not be able to repurchase the Notes upon a Change of Control Repurchase Event.
Upon the occurrence of a Change of Control Repurchase Event, as defined in the indenture that governs the Notes, as supplemented, subject to certain conditions, we will be required to offer to repurchase all outstanding Notes at 100% of their principal amount, plus accrued and unpaid interest. The source of funds for that purchase of Notes will be our available cash or cash generated from our operations or other potential sources, including borrowings, investment repayments, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. Our debt instruments may contain restrictions and provisions that we would have to comply with in connection with any repurchase of the Notes. If the holders of the Notes exercise their right to require us to repurchase all the Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our existing or future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes or our other debt. See “Description of the Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” in this prospectus.
If an active trading market does not develop for the Notes, you may not be able to resell them.
There currently is no trading market for the Notes. We do not intend to apply for listing of the Notes on any securities exchange or for quotation of the Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell the Notes at their fair market value or at all. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. Certain of the underwriters have advised us that they currently intend to make a market in the Notes after the offering, but they are not obligated to do so. Such underwriters may discontinue any market-making in the Notes at any time at their sole discretion. In addition, any market-making activity will be subject to limits imposed by law. Accordingly, we cannot assure you that a liquid trading market will develop for the Notes, that you will be able to sell the Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop for the Notes, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.
We may be subject to certain U.S. federal income tax imposed at corporate rates which could adversely affect our cash flow and consequently adversely affect our ability to make payments on the Notes.
We will be subject to U.S. federal income tax imposed at corporate rates regardless of whether we continue to qualify as a RIC under Subchapter M of the Code to the extent that we do not timely distribute our earnings and profits to our shareholders. Additionally, should we fail to qualify as a RIC, we would be subject to U.S. federal income tax on all of our taxable income. The imposition of U.S. federal income tax could adversely affect our cash flow and consequently adversely affect our ability to make payments on the Notes.

Risks Related to the Economy
Global economic, political, and market conditions, including uncertainty about the financial stability of the United States, could have a significant adverse effect on our business, financial condition and results of operations.
The current worldwide financial markets situation, as well as various social, political, economic and other conditions and events (including political tensions in the United States and around the world, wars and other forms of conflict (including, for example, the ongoing war between Russia and Ukraine and conflict in the Middle East including the Israel-Hamas conflict), terrorist acts, security operations and catastrophic events, natural disasters such as fires, floods, earthquakes, tornadoes, hurricanes, global health epidemics and emergencies, elevated and rising interest rates, strikes, work stoppages, labor shortages, labor disputes, supply chain disruptions and accidents), may disrupt our operations, contribute to increased market volatility, have long term effects on the United States and worldwide financial markets, and cause economic uncertainties or deterioration in the United States and worldwide. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.
Uncertainty can result in or coincide with, among other things: increased volatility in the financial markets for securities, derivatives, loans, credit and currency; a decrease in the reliability of market prices and difficulty in valuing assets (including portfolio company assets); greater fluctuations in spreads on debt investments and currency exchange rates; increased risk of default (by both government and private obligors and issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; changes to governmental regulation and supervision of the loan, securities, derivatives and currency markets and market participants and decreased or revised monitoring of such markets by governments or self-regulatory organizations and reduced enforcement of regulations; limitations on the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; the significant loss of liquidity and the inability to purchase, sell and otherwise fund investments or settle transactions (including, but not limited to, a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.
Any of the above factors, including sanctions, export controls, tariffs, trade wars and other governmental actions, could have a material adverse effect on our business, financial condition, cash flows and results of operations and could cause the market value of our common shares and/or debt securities to decline. Although we have no direct investment exposure to Russia or Ukraine and de minimis direct investment exposure to Israel, the broader consequence of the invasions and attacks may have a material adverse impact on our portfolio, our business and operations. Global health emergencies, natural disasters, strikes, work stoppages or accidents could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so. Losses from terrorist attacks, global health emergencies, natural disasters, strikes, work stoppages or accidents are generally uninsurable.
Any public health emergency, or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on us and the fair value of our investments and our portfolio companies.
The extent of the impact of any public health emergency on our and our portfolio companies’ operational and financial performance will depend on many factors, including the duration and scope of such public health emergency, the actions taken by governmental authorities to contain its financial and economic impact, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. In addition, our and our portfolio companies’ operations may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any of our or our portfolio companies’ personnel. This could create widespread business continuity issues for us and our portfolio companies. Additionally, some economists and major investment banks have expressed concern that a global health emergency could lead to a world-wide economic downturn, the impacts of which could last for some period after the emergency is controlled and/or abated. Our business and operations, as well as the business and operations of our portfolio companies, could be materially adversely affected by a prolonged recession in the United States and other major markets.
These factors may also cause the valuation of our investments to differ materially from the values that we may ultimately realize. Our valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information.
Any public health emergency, pandemic or any outbreak of other existing or new epidemic diseases, or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on us and the fair value of our investments and our portfolio companies.
The current period of capital markets disruption and economic uncertainty could have a material adverse effect on our business, financial condition or results of operations.
Current market conditions may make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience, including being at a higher cost in rising rate environments. If we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies. An inability to extend the maturity of, or refinance, our existing indebtedness or obtain new indebtedness could have a material adverse effect on our business, financial condition or results of operations.
Significant disruption or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). Significant disruption or volatility in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.
Price declines in the corporate leveraged loan market may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation and the incurrence of realized losses.
Conditions in the U.S. corporate debt market may experience disruption or deterioration, such as current high inflation rates or any future disruptions, which may cause pricing levels to decline or be volatile. As a result, our net asset value could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale or other disposition of our investments, which could have a material adverse effect on our business, financial condition and results of operations.

Economic recessions or downturns, including as a result of the COVID-19 pandemic, could impair our portfolio companies and harm our operating results.
Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. In the past, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, in past periods of instability, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. In addition, continued uncertainty in connection with economic sanctions resulting from the ongoing war between Russia and Ukraine, uncertainty around the Israel-Hamas conflict, and uncertainty between the United States and other countries, including China, with respect to trade policies, treaties, and tariffs, among other factors, have caused disruption in the global markets. There can be no assurance that market conditions will not worsen in the future.
In an economic downturn, we may have non-performing assets or non-performing assets may increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our loans and the value of our equity investments. A severe recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions may require us to modify the payment terms of our investments, including changes in “payment in kind” or “PIK” interest provisions and/or cash interest rates, and also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.
The occurrence of recessionary conditions and/or negative developments in the domestic and international credit markets may significantly affect the markets in which we do business, the value of our investments, and our ongoing operations, costs and profitability. Any such unfavorable economic conditions, including rising interest rates, may also increase our funding costs, limit our access to capital markets or negatively impact our ability to obtain financing, particularly from the debt markets. In addition, any future financial market uncertainty could lead to financial market disruptions and could further impact our ability to obtain financing.
These events could limit our investment originations, limit our ability to grow and negatively impact our operating results and financial condition.
Inflation may adversely affect the business, results of operations and financial condition of our portfolio companies.
Inflation and supply chain risks have had and may continue to have an adverse impact on our financial condition and results of operations. Current inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and our portfolio companies’ operations and it is expected that such increases and recent volatility may continue during 2024. Certain of our portfolio companies are in industries that have been, or are expected to be, impacted by inflation. If such portfolio companies are unable to pass any increases in their costs along to their customers, it could adversely affect their results and impact their ability to pay interest and principal on our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations. Additionally, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates in an effort to combat inflation. See “—We are, and will continue to be, exposed to risks associated with changes in interest rates.”
While the United States and other developed economies are experiencing higher-than-normal inflation rates, it remains uncertain whether substantial inflation will be sustained over an extended period of time or have a significant effect on the U.S. economy or other economies. Inflation may affect our investments adversely in a number of ways, including those noted above. During periods of rising inflation, interest and dividend rates of any instruments we or our portfolio companies may have issued could increase, which would tend to reduce returns to our investors. Inflationary expectations or periods of rising inflation could also be accompanied by the rising prices of commodities which are critical to the operation of portfolio companies as noted above. Portfolio companies may have fixed income streams and, therefore, be unable to pay their debts when they become due. The market value of such investments may decline in value in times of higher inflation rates. Some of our portfolio investments may have income linked to inflation through contractual rights or other means. However, as inflation may affect both income and expenses, any increase in income may not be sufficient to cover increases in expenses. Governmental efforts to curb inflation often have negative effects on the level of economic activity. In an attempt to stabilize inflation, certain countries have imposed wage and price controls at times. Past governmental efforts to curb inflation have also involved more drastic economic measures that have had a materially adverse effect on the level of economic activity in the countries where such measures were employed. There can be no assurance that continued and more wide-spread inflation in the United States and/or other economies will not become a serious problem in the future and have a material adverse impact on us.
Risks Related to Our Business
We have a limited operating history.
We were formed on April 22, 2020, and are subject to all of the business risks and uncertainties associated with any business with a limited operating history, including the risk that we will not achieve or sustain our investment objective and that the value of our common stock could decline substantially.
The lack of liquidity in our investments may adversely affect our business.
We may acquire a significant percentage of our portfolio company investments from privately held companies in directly negotiated transactions. Substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than exchange-listed securities or other securities for which there is an active trading market.
We typically would be unable to exit these investments unless and until the portfolio company has a liquidity event such as a sale, refinancing, or initial public offering.
The illiquidity of our investments may make it difficult or impossible for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments, which could have a material adverse effect on our business, financial condition and results of operations.
Moreover, investments purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer, market events, economic conditions or investor perceptions.
We borrow money, which magnifies the potential for gain or loss and may increase the risk of investing in us.
The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. We currently borrow under our credit facilities and have issued or assumed other senior securities, and in the future may borrow from, or issue additional senior securities to, banks, insurance companies, funds, institutional investors and other lenders and investors. Holders of these senior securities have fixed-dollar claims on our assets that are superior to the claims of our shareholders. If the value of our assets decreases, leverage would cause our net asset value to decline more sharply than it otherwise would have if we did not employ leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to service our debt or make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management or incentive fees payable to our Adviser attributable to the increase in assets purchased using leverage. There can be no assurance that a leveraging strategy will be successful.

Our ability to service any borrowings that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, the management fee will be payable based on our average gross assets excluding cash and cash equivalents but including assets purchased with borrowed amounts, which may give our Adviser an incentive to use leverage to make additional investments. See “—Our Investment Adviser will be paid the management fee even if the value of the shareholders’ investments declines and the Adviser’s incentive fee may create incentives for it to make certain kinds of investments.” The amount of leverage that we employ will depend on our Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us, which could affect our return on capital. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.
As a BDC, generally, the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus any preferred stock, if any, must be at least 200%; however, the Small Business Credit Availability Act has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. The Adviser, as our sole initial shareholder, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, our asset coverage ratio applicable to senior securities was reduced from 200% to 150%, and the risks associated with an investment in us may increase. If this ratio declines below 150%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some indebtedness when it may be disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to service our debt or make distributions.
In addition to having fixed-dollar claims on our assets that are superior to the claims of our common shareholders, obligations to lenders may be secured by a first priority security interest in our portfolio of investments and cash.
The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. Leverage generally magnifies the return of shareholders when the portfolio return is positive and magnifies their losses when the portfolio return is negative. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to common shareholder(1)	-26.03%	-16.28%	-6.54%	3.20%	12.95%
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(1)Assumes, as of March 31, 2024 (i) $19.8 billion in total assets, (ii) $9.0 billion in outstanding indebtedness, (iii) $10.2 billion in net assets and (iv) weighted average interest rate, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 7.38%.
See “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Recent Developments” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources” for more information regarding our borrowings.
Defaults under our borrowings may adversely affect our business, financial condition, results of operations and cash flows.
Our borrowings may include customary covenants, including certain limitations on our incurrence of additional indebtedness and on our ability to make distributions to our shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events and certain financial covenants related to asset coverage and liquidity and other maintenance covenants, as well as customary events of default. In the event we default under the terms of our current or future borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under the terms of our current or future borrowings, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. An event of default under the terms of our current or any future borrowings could result in an accelerated maturity date for all amounts outstanding thereunder, and in some instances, lead to a cross-default under other borrowings. This could reduce our liquidity and cash flow and impair our ability to grow our business.
Collectively, substantially all of our assets are currently pledged as collateral under our credit facilities. If we were to default on our obligations under the terms of our credit facilities or any future secured debt instrument the agent for the applicable creditors would be able to assume control of the disposition of any or all of our assets securing such debt, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.
Provisions in our current borrowings or any other future borrowings may limit discretion in operating our business.
Any security interests and/or negative covenants required by a credit facility we enter into or notes we issue may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing.
A credit facility may be backed by all or a portion of our loans and securities on which the lenders will have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.
In addition, any security interests and/or negative covenants required by a credit facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under a credit facility were to decrease, we may be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under a credit facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to make distributions.
In addition, we may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition and could lead to cross default under other credit facilities. This could reduce our liquidity and cash flow and impair our ability to manage our business.
Under the terms of the Revolving Credit Facility, we have agreed not to incur any additional secured indebtedness other than in certain limited circumstances in which the incurrence is permitted under the Revolving Credit Facility. In addition, if our borrowing base under the Revolving Credit Facility were to decrease, we would be required to secure additional assets or repay advances under the Revolving Credit Facility which could have a material adverse impact on our ability to fund future investments and to make distributions.
In addition, under the terms of our credit facilities, we are subject to limitations as to how borrowed funds may be used, as well as regulatory restrictions on leverage which may affect the amount of funding that we may obtain. There may also be certain requirements relating to portfolio performance, a violation of which could limit further advances and, in some cases, result in an event of default. This could reduce our liquidity and cash flow and impair our ability to grow our business.
If we are unable to obtain additional debt financing, or if our borrowing capacity is materially reduced, our business could be materially adversely affected.
We may want to obtain additional debt financing, or need to do so upon maturity of our credit facilities, in order to obtain funds which may be made available for investments. Our credit facilities, notes and CLOs currently expire between March 2025 and May 2035. If we are unable to increase, renew or replace any such facilities and enter into new debt financing facilities or other debt financing on commercially reasonable terms, our liquidity may be reduced significantly. In addition, if we are unable to repay amounts outstanding under any such facilities and are declared in default or are unable to renew or refinance these facilities, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects us or third parties, and could materially damage our business operations, results of operations and financial condition.
Our ability to achieve our investment objective depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose a significant number of its key professionals, or terminate the Investment Advisory Agreement, our ability to achieve our investment objective could be significantly harmed.
We do not have any employees. Additionally, we have no internal management capacity other than our appointed executive officers and will be dependent upon the investment expertise, skill and network of business contacts of our Adviser to achieve our investment objective. Our Adviser will evaluate, negotiate, structure, execute, monitor and service our investments. Our success will depend to a significant extent on the continued service and coordination of our Adviser, including its key professionals. The departure of a significant number of key professionals from our Adviser could have a material adverse effect on our ability to achieve our investment objective. The Adviser does not have an employment agreement with any of these key professionals and we cannot guarantee that all, or any particular one, will remain affiliated with us and/or the Adviser. Further, we do not intend to separately maintain key person life insurance on any of these individuals.
Our ability to achieve our investment objective also depends on the ability of our Adviser to identify, analyze, invest in, finance, and monitor companies that meet our investment criteria. Our Adviser’s capabilities in structuring the investment process, and providing competent, attentive and efficient services to us, depend on the involvement of investment professionals of adequate number and sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Adviser may need to retain, hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our Adviser may not be able to find qualified investment professionals in a timely manner or at all. Any failure to do so could have a material adverse effect on our business, financial condition and results of operations.
In addition, the Investment Advisory Agreement has a termination provision that allows the agreement to be terminated by us on 60 days’ notice without penalty by the vote of a majority of the outstanding shares of our common stock or by the vote of our independent directors. The Investment Advisory Agreement generally may be terminated at any time, without penalty, by the Adviser upon 120 days’ notice to us. Furthermore, the Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Adviser. If the Adviser resigns or is terminated, or if we do not obtain the requisite approvals of shareholders and our Board to approve an agreement with the Adviser after an assignment, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms prior to the termination of the Investment Advisory Agreement, or at all. If we are

unable to do so quickly, our operations are likely to experience a disruption and costs under any new agreements that we enter into could increase. Our financial condition, business and results of operations, as well as our ability to meet our payment obligations under our indebtedness and pay distributions, are likely to be adversely affected, and the value of our common stock may decline.
Because our business model depends to a significant extent upon Blue Owl’s relationships with corporations, financial institutions and investment firms, the inability of Blue Owl to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
We expect that Blue Owl will depend on its relationships with corporations, financial institutions and investment firms, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. The investment management business is intensely competitive, with competition based on a variety of factors, including investment performance, business relationships, quality of service provided to clients, fund investor liquidity, fund terms (including fees and economic sharing arrangements), brand recognition and business reputation. If Blue Owl fails to maintain its reputation it may not be able to maintain its existing relationships or develop new relationships or sources of investment opportunities, and we may not be able to grow our investment portfolio. In addition, individuals with whom Blue Owl has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.
Negative publicity regarding Blue Owl or its personnel could give rise to reputational risk that could significantly harm our existing business and business prospects. Similarly, events could occur that damage the reputation of our industry generally, such as the insolvency or bankruptcy of large funds or a significant number of funds or highly publicized incidents of fraud or other scandals, any one of which could have a material adverse effect on our business, regardless of whether any of those events directly relate to us or our investments.
We may face increasing competition for investment opportunities, which could delay further deployment of our capital, reduce returns and result in losses.
We may compete for investments with other BDCs and investment funds (including registered investment companies, private equity funds and mezzanine funds), including the other Blue Owl Credit Clients or other funds managed by our Adviser or its affiliates comprising Blue Owl’s Credit platform, the private funds managed by Blue Owl’s GP Strategic Capital platform and the funds and accounts managed by Blue Owl’s Real Estate platform, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, continue to increase their investment focus in our target market of privately owned U.S. companies. We may experience increased competition from banks and investment vehicles who may continue to lend to the middle market. Additionally, the U.S. Federal Reserve and other bank regulators may periodically provide incentives to U.S. commercial banks to originate more loans to U.S. middle market private companies. As a result of these market participants and regulatory incentives, competition for investment opportunities in privately owned U.S. companies is strong and may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some competitors may have higher risk tolerances or different risk assessments than us. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do.
Numerous factors increase our competitive risks, including, but not limited to:
•A number of our competitors may have or are perceived to have more expertise or financial, technical, marketing and other resources and more personnel than we do;
•We may not perform as well as competitors’ funds or other available investment products;
•Several of our competitors have raised significant amounts of capital, and many of them have similar investment objectives to ours, which may create additional competition for investment opportunities;

•Some of our competitors may have lower fees or alternative fee arrangements;
•Some of our competitors may have a lower cost of capital and access to funding sources that are not available to us, which may create competitive disadvantages for us;
•Some of our competitors may have higher risk tolerances, different risk assessments or lower return thresholds than us, which could allow them to consider a wider variety of investments and to bid more aggressively than us or to agree to less restrictive legal terms and protections for investments that we want to make; and
•Some of our competitors may be subject to less regulation or conflicts of interest and, accordingly, may have more flexibility to undertake and execute certain businesses or investments than we do, bear less compliance expense than we do or be viewed differently in the marketplace.
We may lose investment opportunities if we do not match our competitors’ pricing, terms, and investment structure criteria. If we are forced to match these competitors’ investment terms criteria, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of our competitors in our target market could force us to accept less attractive investment terms. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC tax treatment. The competitive pressures we face, and the manner in which we react or adjust to competitive pressures, may have a material adverse effect on our business, financial condition, results of operations, effective yield on investments, investment returns, leverage ratio, and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time. Also we may not be able to identify and make investments that are consistent with our investment objective.
Our investment portfolio is recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with procedures established by our Board. There is not a public market or active secondary market for many of the types of investments in privately held companies that we hold and intend to make. The majority of our investments may not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors, if at all. As a result, we will value a majority of these investments at least quarterly at fair value as determined in good faith in accordance with valuation policy and procedures approved by our Board.
The determination of fair value, and thus the amount of unrealized appreciation or depreciation we may recognize in any reporting period, is to a degree subjective, and our Adviser has a conflict of interest in making recommendations of fair value. We will value our investments quarterly at fair value as determined in good faith by our Adviser, based on, among other things, input of our Audit Committee and independent third-party valuation firm(s) engaged at the direction of our Adviser. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures established by our Board may differ materially from the values that would have been used if an active market and market quotations existed for such investments. Our net asset value could be adversely affected if the determinations regarding the fair value of the investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

Our Board may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our shareholders.
Our Board has the authority to modify or waive current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our securities. However, the effects might be adverse, which could negatively impact our ability to pay distributions to shareholders and cause shareholders to lose all or part of their investment. Moreover, we will have significant flexibility in investing the net proceeds of our offering and may use the net proceeds from our offering in ways with which our investors may not agree.
Any unrealized depreciation we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith in accordance with procedures established by our Board. Decreases in the market values or fair values of our investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our net asset value. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Critical Accounting Policies — Investments at Fair Value.”
We are subject to limited restrictions with respect to the proportion of our assets that may be invested in a single issuer.
We intend to operate as a non-diversified management investment company; however, we are currently and may, from time to time, in the future, be considered a diversified management investment company pursuant to the definitions set forth in the 1940 Act. In addition, we are subject to the asset diversification requirements associated with our qualification as a RIC for U.S. federal income tax purposes. While we are not targeting any specific industries, our investments may be focused on relatively few industries. To the extent that we hold large positions in a small number of issuers, or within a particular industry, our net asset value may be subject to greater fluctuation. We may also be more susceptible to any single economic or regulatory occurrence or a downturn in particular industry.
We are subject to risks associated with the discontinuation of LIBOR and the market’s limited experience with SOFR, which will affect our cost of capital and results of operations.
The London Inter-Bank Offered Rate (“LIBOR”) was the basic rate of interest used in lending transactions between banks on the London interbank market and was widely used as a reference for setting the interest rate on loans globally until the United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR in July 2017. Although many LIBOR rates have ceased to be published since December 31, 2021, or no longer are representative of the underlying market they seek to measure, a selection of widely used USD LIBOR rates were published through June 2023 in order to assist with the transition,
In January 2023, the Federal Reserve adopted a final rule implementing the U.S. Adjustable Interest Rate Act of 2022 (the “LIBOR Act”) that, among other things, identifies applicable Secured Overnight Financing Rate, or SOFR-based benchmark replacements under the LIBOR Act. The rule applies to our contracts incorporating LIBOR that are governed by U.S. law.
Since the first quarter of 2022, we began transitioning any LIBOR-based investments to SOFR and currently none of our investments are indexed to LIBOR. SOFR is considered to be a risk-free rate, and USD LIBOR was a risk weighted rate. Thus, SOFR tends to be a lower rate than USD LIBOR, because SOFR does not contain a risk component. This difference may negatively impact our net interest margin of our investments. Also, the use of SOFR based rates is relatively new, and experience with SOFR based rate loans is limited. There could be unanticipated difficulties or disruptions with the calculation and publication of SOFR based rates. This could result in increased borrowing costs for us or could adversely impact the interest income we receive from our portfolio companies or the market value of our investments. In addition, the transition from LIBOR to SOFR may also introduce operational risks in our accounting, financial reporting, loan servicing, liability management and other aspects of our business.
Internal and external cybersecurity threats and risks, as well as other disasters, may adversely affect our business or the business of our portfolio companies by impairing the ability to conduct business effectively.
Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level, and will likely continue to increase in frequency in the future.
The occurrence of a disaster, such as a cyber-attack against us, any of our portfolio companies, or against a third-party that has access to our data or networks, a natural catastrophe, an industrial accident, failure of our disaster recovery systems, or consequential employee error, could have an adverse effect on our ability to communicate or conduct business, negatively impacting our operations and financial condition. This adverse effect can become particularly acute if those events affect our electronic data processing, transmission, storage, and retrieval systems, or impact the availability, integrity, or confidentiality of our data. In addition, the rapid evolution and increasing prevalence of artificial intelligence technologies may also intensify our cybersecurity risks. Although we are not currently aware of any cyber-attacks or other incidents that, individually or in the aggregate, have materially affected, or would reasonably be expected to materially affect our operations or financial condition, there has been an increase in the frequency and sophistication of the cyber and security threats that we face, with attacks ranging from those common to businesses generally to more advanced and persistent attacks.
We, and our portfolio companies, depend heavily upon computer systems to perform necessary business functions. Despite the implementation of a variety of security measures, our computer systems, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, and other information processed, stored in, and transmitted through our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.
Third parties with which we do business may also be sources of cybersecurity or other technological risk. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as client, counterparty, employee, and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incidents that adversely affects our data, resulting in increased costs and other consequences as described above.
In addition, cybersecurity risks are exacerbated by the rapidly increasing volume of highly sensitive data, including our proprietary business information and intellectual property, and personally identifiable information and other sensitive information that we collect and store in our data centers and on our networks. We may also invest in strategic assets having a national or regional profile or in infrastructure assets, the nature of which could expose them to a greater risk of being subject to a terrorist attack or security breach than other assets or businesses. The secure processing, maintenance and transmission of this information are critical to our operations. A significant actual or potential theft, loss, corruption, exposure, fraudulent use or misuse of fund investor, employee or other personally identifiable or, proprietary business data or other sensitive information, whether by third parties or as a result of employee malfeasance (or the negligence or malfeasance of third party service providers that have access to such confidential information) or otherwise, non-compliance with our contractual or other legal obligations regarding such data or intellectual property or a violation of our privacy and security policies with respect to such data could result in significant remediation and other costs, fines, litigation or regulatory actions against us and significant reputational harm., any of which could harm our business and results of operations.

Moreover, the increased use of mobile and cloud technologies due to the proliferation of remote work resulting from the COVID-19 pandemic could heighten these and other operational risks as certain aspects of the security of such technologies may be complex and unpredictable. Reliance on mobile or cloud technology or any failure by mobile technology and cloud service providers to adequately safeguard their systems and prevent cyber-attacks could disrupt our operations, the operations of a portfolio company or the operations of our or their service providers and result in misappropriation, corruption or loss of personal, confidential or proprietary information or the inability to conduct ordinary business operations. In addition, there is a risk that encryption and other protective measures may be circumvented, particularly to the extent that new computing technologies increase the speed and computing power available. Extended periods of remote working, whether by us, our portfolio companies, or our service providers, could strain technology resources, introduce operational risks and otherwise heighten the risks described above. Remote working environments may be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts. Accordingly, the risks described above, are heightened under the current conditions.
We have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber-incident, do not guarantee that a cyber-incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident.
Finally, cybersecurity has become a top priority for global lawmakers and regulators around the world, and some jurisdictions have proposed or enacted laws requiring companies to notify regulators and individuals of data security breaches involving certain types of personal data. Compliance with such laws and regulations may result in cost increases due to system changes and the development of new administrative processes. If we or our Adviser or certain of its affiliates, fail to comply with the relevant and increasing laws and regulations, we could suffer financial losses, a disruption of our businesses, liability to investors, regulatory intervention or reputational damage.
We are subject to increasing scrutiny from certain investors, third party assessors and our shareholders with respect to ESG-related topics.
We face increasing scrutiny from certain investors, third party assessors that measure companies’ ESG performance and our shareholders related to ESG-related topics, including in relation to diversity and inclusion, human rights, environmental stewardship, support for local communities, corporate governance and transparency. For example, we and the companies in which we invest risk damage to our brands and reputations if we or they do not act (or are perceived to not act) responsibly either with respect to responsible investing processes or ESG-related practices. Adverse incidents related to ESG practices could impact the value of our brand or the companies in which we invest, or the cost of our or their operations and relationships with investors, all of which could adversely affect our business and results of operations. Further, there can be no assurance that investors will determine that any of our Adviser’s ESG initiatives, or commitments are sufficiently robust. There can be no assurance that our Adviser will be able to accomplish any commitments related to its commitment to responsible investing or ESG practices, as statements regarding its ESG and responsible investing priorities reflect its current estimates, plans and/or aspirations and are not guarantees that it will be able to achieve them within the timelines announced or at all. Additionally, the Adviser may determine in its discretion that it is not feasible or practical to implement or complete certain aspects of its responsible investing program or ESG initiatives based on cost, timing or other considerations.
In recent years, certain investors have placed increasing importance on policies and practices related to responsible investing and ESG for the products to which they commit capital, and investors may decide not to commit capital to future fundraises based on their assessment of the Adviser’s approach to and consideration of ESG-related issues or risks. Similarly, a variety of organizations measure the performance of companies on ESG topics, and the results of these assessments are widely publicized. If the Adviser’s responsible investing or ESG-related practices or ratings do not meet the standards set by such investors or organizations, or if the Adviser receives a negative rating or assessment from such organizations, or if the Adviser fail, or is perceived to fail, to demonstrate progress toward its ESG priorities and initiatives, they may choose not to invest in us, and we may face reputational damage. Similarly, it is expected that investor and/or shareholder demands will require the Adviser to spend additional resources and place increasing importance on business relevant ESG factors in its review of prospective investments and management of existing ones. Further, growing interest on the part of investors and regulators in ESG-related topics and themes and increased demand for, and scrutiny of, ESG-related disclosure by asset managers, have also increased the risk that asset managers could be perceived as, or accused of, making inaccurate or misleading statements regarding the ESG-related investment strategies or their and their funds’ responsible investing or ESG-related efforts or initiatives, or “greenwashing.” Such perception or accusation could damage our reputation, result in litigation or regulatory actions and adversely impact our ability to raise capital.
At the same time, there are various approaches to responsible investing activities and divergent views on the consideration of ESG topics. These differing views increase the risk that any action or lack thereof with respect to our Adviser’s consideration of responsible investing or ESG-related practices will be perceived negatively. “Anti-ESG” sentiment has gained momentum across the U.S., with several states having enacted or proposed “anti-ESG” policies, legislation or issued related legal opinions. For example: (i) boycott bills target financial institutions that “boycott” or “discriminate against” companies in certain industries (e.g., energy and mining) and prohibit state entities from doing business with such institutions and/or investing the state’s assets (including pension plan assets) through such institutions and (ii) ESG investment prohibitions require that state entities or managers/administrators of state investments make investments based solely on pecuniary factors without consideration of ESG factors. If investors subject to such legislation view our responsible investing or ESG practices as being in contradiction of such “anti-ESG” policies, legislation or legal opinions, such investors may not invest in us. Further, asset managers have been subject to recent scrutiny related to ESG-focused industry working groups, initiatives and associations, including organizations advancing action to address climate change or climate-related risk. Such scrutiny could expose the Adviser to the risk of antitrust investigations or challenges by federal authorities, result in reputational harm and discourage certain investors from investing in us. In addition, some conservative groups and Republican state attorneys general have asserted that the Supreme Court’s decision striking down race-based affirmative action in higher education in June 2023 should be analogized to private employment matters and private contract matters. Several new cases alleging discrimination based on similar arguments have been filed since that decision, with scrutiny of certain corporate DEI practices increasing. If the Adviser does not successfully manage expectations across these varied interests, it could erode trust, impact our and their reputation, and constrain our investment and fundraising opportunities.
Risks Related to Our Adviser and Its Affiliates
Our Adviser and its affiliates, including our officers and some of our directors, may face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking or speculative investments, or cause our Adviser to use substantial leverage.
Our Adviser and its affiliates will receive substantial fees from us in return for their services. These fees may include certain incentive fees based on the amount of appreciation of our investments and arrangement, structuring or similar fees from portfolio companies in which we invest. These fees could influence the advice provided to us or create an incentive for our Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such incentive fees. Generally, the more equity we sell in public offerings and the greater the risk assumed by us with respect to our investments, including through the use of leverage, the greater the potential for growth in our assets and profits, and, correlatively, the fees payable by us to our Adviser. The way in which the incentive fee is determined may encourage our Adviser to use leverage to increase the leveraged return on our investment portfolio.
In addition, the fact that our base management fee is payable based upon our average gross assets (which includes any borrowings used for investment purposes) may encourage our Adviser to use leverage to make additional investments. Such a practice could make such investments more risky than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns. Under certain circumstances, the use of substantial leverage (up to the limits prescribed by the 1940 Act) may increase the likelihood of our defaulting on our borrowings, which would be detrimental to holders of our securities.
These compensation arrangements could affect our Adviser’s or its affiliates’ judgment with respect to public offerings of equity, incurrence of debt, and investments made by us, which allow our Adviser to earn increased asset management fees.

The time and resources that individuals associated with our Adviser devote to us may be diverted, and we may face additional competition due to, among other things, the fact that neither our Adviser nor its affiliates is prohibited from raising money for or managing another entity that makes the same types of investments that we target.
Blue Owl is not prohibited from raising money for and managing future investment entities, in addition to the Blue Owl Credit Clients, that make the same or similar types of investments as those we target. As a result, the time and resources that our Adviser devotes to us may be diverted, and during times of intense activity in other investment programs they may devote less time and resources to our business than is necessary or appropriate. In addition, we may compete with any such investment entity also managed by our Adviser or its affiliates for the same investors and investment opportunities. Furthermore, certain members of the Diversified Lending Investment Committee or our affiliates are officers of Blue Owl and will devote a portion of their time to the operations of Blue Owl, including with respect to public company compliance, investor relations and other matters that did not apply to Blue Owl’s Credit platform prior to the formation of Blue Owl.
Our Adviser and its affiliates may face conflicts of interest with respect to services performed for issuers in which we may invest.
Our Adviser and its affiliates may provide a broad range of financial services to companies in which we may invest, including providing arrangement, syndication, origination structuring and other services to portfolio companies, and will generally be paid fees for such services, in compliance with applicable law, by the portfolio company. Any compensation received by our Adviser or its affiliates for providing these services will not be shared with us and may be received before we realize a return on our investment. In addition, we may invest in companies managed by entities in which funds managed by GP Strategic Capital have acquired a minority interest. Our Adviser and its affiliates may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to us, on the other hand and could, in certain instances, have an incentive not to pursue actions against a portfolio company that would be in our best interest.
Our Adviser or its affiliates may have incentives to favor their respective other accounts and clients and/or Blue Owl over us, which may result in conflicts of interest that could be harmful to us.
Because our Adviser and its affiliates manage assets for, or may in the future manage assets for, other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans, co-invest vehicles and certain high net worth individuals), including the Blue Owl Credit Clients, and we may compete for capital and investment opportunities with these entities, certain conflicts of interest are present. These include conflicts of interest relating to the allocation of investment opportunities by our Adviser and its affiliates; compensation to our Adviser; services that may be provided by our Adviser and its affiliates to issuers in which we may invest; investments by us and other clients of our Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds managed by our Adviser; differing recommendations given by our Adviser to us versus other clients; our Adviser’s use of information gained from issuers in our portfolio for investments by other clients, subject to applicable law; restrictions on our Adviser’s use of “inside information” with respect to potential investments by us; the allocation of certain expenses; and cross transactions.
For instance, our Adviser and its affiliates may receive asset management performance-based, or other fees from certain accounts that are higher than the fees received by our Adviser from us. In addition, certain members of the Diversified Lending Investment Committee and other executives and employees of our Adviser or its affiliates will hold and receive interest in Blue Owl and its affiliates, in addition to cash and carried interest compensation. In these instances, a portfolio manager for our Adviser may have an incentive to favor the higher fee and/or performance- based fee accounts over us and/or to favor Blue Owl. In addition, a conflict of interest exists to the extent our Adviser, its affiliates or any of their respective executives, portfolio managers or employees have proprietary or personal investments in other investment companies or accounts or when certain other investment companies or accounts are investment options in our Adviser’s or its affiliates’ employee benefit plans or employee offerings. In these circumstances, our Adviser may have an incentive to favor these other investment companies or accounts over us.

Because our Adviser may have incentive to favor other Blue Owl Credit Clients and we may compete for investments with Blue Owl Credit Clients, our Adviser and its affiliates are subject to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments on our behalf. To mitigate these conflicts, the Blue Owl Credit Advisers will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis and in accordance with the Blue Owl Credit Advisers’ investment allocation policy, taking into account such factors as the relative amounts of capital available for new investments; cash on hand; existing commitments and reserves; the investment programs and portfolio positions of the participating investment accounts, including portfolio construction, diversification and concentration considerations; the investment objectives, guidelines and strategies of each client; the clients for which participation is appropriate’ each client’s life cycle; targeted leverage level; targeted asset mix and any other factors deemed appropriate. We may be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. We, our Adviser and certain affiliates have been granted exemptive relief by the SEC to permit us to co-invest with other funds managed by our Adviser or certain of its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “-Our ability to enter into transactions with our affiliates is restricted.”
Actions taken by our Adviser and its affiliates on behalf of the Blue Owl Credit Clients as a result of any conflict of interest may be adverse to us, which could harm our performance. For example, we may invest in the same credit obligations as other Blue Owl Credit Clients, although, to the extent permitted under the 1940 Act, our investments may include different obligations or levels of the capital structure of the same issuer. Decisions made with respect to the securities held by one of the Blue Owl Credit Clients may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Blue Owl Credit Clients (including us). While the Blue Owl Credit Advisers and their affiliates have developed general guidelines regarding when two or more funds can invest in different parts of the same company’s capital structure and created a process that they employ to handle those conflicts when they arise, their decision to permit the investments to occur in the first instance or their judgment on how to mitigate the conflict could be challenged or deemed insufficient. If the Blue Owl Credit Advisers and their affiliates fail to appropriately address those conflicts, it could negatively impact their reputation and ability to raise additional funds and the willingness of counterparties to do business with them or result in potential litigation against them.
From time to time, fees and expenses generated in connection with potential portfolio investments that are not consummated may be allocable to us and one or more Blue Owl Credit Clients. These expenses will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Blue Owl Credit Advisers and the Investment Advisory Agreement; however, the method for allocation expenses may vary depending on the nature of the expense and such determinations involve inherent discretion.
In addition, from time to time, our Adviser could cause us to purchase a security or other investment from, or sell a security or other investment to, another Blue Owl Credit Client. Such cross transaction would be in accordance with applicable regulations and our and our Adviser’s valuation and cross-trades policies; however, such cross transactions could give rise to additional conflicts of interest.
Our Board will seek to monitor these conflicts but there can be no assurances that such monitoring will fully mitigate any such conflicts.
The Adviser may have an incentive to delay a liquidity event, which may result in actions that are not in the best interest of our shareholders.
The ongoing servicing fee is payable by us to compensate our affiliated Dealer Manager and its affiliates for services rendered to shareholders, including, among other things, responding to customer inquiries of a general nature regarding the Company; crediting distributions from us to customer accounts; arranging for bank wire transfer of funds to or from a customer’s account; responding to customer inquiries and requests regarding shareholder reports, notices, proxies and proxy statements, and other Company documents; forwarding prospectuses, tax notices and annual and quarterly reports to beneficial owners of our shares; assisting us in establishing and maintaining shareholder accounts and records; assisting customers in changing account options, account designations and account addresses, and providing such other similar services as we may reasonably request to the extent the an authorized service provider is permitted to do so under applicable statutes, rules or regulations. The ongoing servicing fee will terminate for all Class S and Class D shareholders upon a liquidity event. Although we do not intend to complete a liquidity event within any specific time period, if at all, the Adviser, an affiliate of our Dealer Manager, may have an incentive to delay a liquidity event if such amounts receivable by our Dealer Manager have not been fully paid. A delay in a liquidity event may not be in the best interests of our shareholders.
Products within Blue Owl’s Real Estate platform may enter into sale lease-back transactions with our portfolio companies or with borrowers under our credit facilities.
From time to time, companies in which we have invested or may invest, may enter into sale-leaseback transactions with products within Blue Owl’s Real Estate platform. As a result of these arrangements we could be a creditor to, or equity owners of, a company at the same time that company is a tenant of a product within Blue Owl’s Real Estate platform. If such a company were to encounter financial difficulty or default on its obligations as a borrower, our Adviser could be required to take actions that may be adverse to those of Blue Owl’s Real Estate platform in enforcing our rights under the relevant facilities or agreements, or vice versa. This could lead to actual or perceived conflicts of interest.
Our access to confidential information may restrict our ability to take action with respect to some investments, which, in turn, may negatively affect our results of operations.
We, directly or through our Adviser, may obtain confidential information about the companies in which we have invested or may invest or be deemed to have such confidential information. Our Adviser may come into possession of material, non-public information through its members, officers, directors, employees, principals or affiliates. In addition, funds managed by GP Strategic Capital may invest in entities that manage our portfolio companies and, as a result, may obtain additional confidential information about our portfolio companies. The possession of such information may, to our detriment, limit the ability of us and our Adviser to buy or sell a security or otherwise to participate in an investment opportunity. In certain circumstances, employees of our Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict our ability to trade in the securities of such companies. For example, if personnel of our Adviser come into possession of material non-public information with respect to our investments, such personnel will be restricted by our Adviser’s information-sharing policies and procedures or by law or contract from sharing such information with our management team, even where the disclosure of such information would be in our best interests or would otherwise influence decisions taken by the members of the management team with respect to that investment. This conflict and these procedures and practices may limit the freedom of our Adviser to enter into or exit from potentially profitable investments for us, which could have an adverse effect on our results of operations. Accordingly, there can be no assurance that we will be able to fully leverage the resources and industry expertise of our Adviser in the course of its duties. Additionally, there may be circumstances in which one or more individuals associated with our Adviser will be precluded from providing services to us because of certain confidential information available to those individuals or to other parts of our Adviser.
We may be obligated to pay our Adviser incentive fees even if we incur a net loss due to a decline in the value of our portfolio and even if our earned interest income is not payable in cash.
The Investment Advisory Agreement entitles our Adviser to receive an incentive fee based on our pre-incentive fee net investment income regardless of any capital losses. In such case, we may be required to pay our Adviser an incentive fee for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.
Any incentive fee payable by us that relates to the pre-incentive fee net investment income may be computed and paid on income that may include interest that has been accrued but not yet received or interest in the form of securities received rather than cash (“payment-in-kind” or “PIK” income”). PIK income will be included in the pre-incentive fee net investment income used to calculate the incentive fee to our Adviser even though we do not receive the income in the form of cash. If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. Our Adviser is not obligated to reimburse us for any part of the incentive fee it received that was based on accrued interest income that we never receive as a result of a subsequent default.
The quarterly incentive fee on income is recognized and paid without regard to: (i) the trend of pre-incentive fee net investment income as a percent of adjusted capital over multiple quarters in arrears which may in fact be consistently less than the quarterly preferred return, or (ii) the net income or net loss in the current calendar quarter, the current year or any combination of prior periods.
For U.S. federal income tax purposes, we may be required to recognize taxable income in some circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our tax treatment as a RIC and/or minimize our liabilities with respect to U.S. federal income or excise tax. Under such circumstances, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay the incentive fee on income with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to U.S. federal income tax.
Our ability to enter into transactions with our affiliates is restricted.
We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate on a principal basis, absent the prior approval of our Board and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, including other funds or clients advised by the Adviser or its affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves a joint investment), without prior approval of our Board and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates or anyone who is under common control with us. The SEC has interpreted the BDC regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company that is controlled by a fund managed by either of the Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment or disposition opportunities that would otherwise be available to us.
Our Adviser and certain of our affiliates received an order for exemptive relief (as amended, the “Order”) from the SEC to permit us to co-invest with other funds managed by our Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Order, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching by us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing, and the proposed investment by us would not benefit our Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the Order and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, we have received an amendment to our Order to permit us to participate in follow-on investments in our existing portfolio companies with certain Affiliated Funds, if such private funds are not invested in such existing portfolio company.

In situations when co-investment with the Adviser’s or its affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of the exemptive relief granted to us by the SEC, our Adviser will need to decide which client or clients will proceed with the investment. Generally, we will not be entitled to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, we will not be permitted to participate. Moreover, except in certain circumstances, we will not invest in any issuer in which an affiliate’s other client holds a controlling interest.
We may make investments that could give rise to a conflict of interest.
We do not expect to invest in, or hold securities of, companies that are controlled by an affiliate’s other clients. However, our Adviser or an affiliate’s other clients may invest in, and gain control over, one of our portfolio companies. If our Adviser or an affiliate’s other client, or clients, gains control over one of our portfolio companies, it may create conflicts of interest and may subject us to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions our Adviser may be unable to implement our investment strategies as effectively as they could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, our Adviser may be unable to engage in certain transactions that it would otherwise pursue. In order to avoid these conflicts and restrictions, our Adviser may choose to exit such investments prematurely and, as a result, we may forego any positive returns associated with such investments. In addition, to the extent that an affiliate’s other client holds a different class of securities than us as a result of such transactions, our interests may not be aligned.
The recommendations given to us by our Adviser may differ from those rendered to their other clients.
Our Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us even though such other clients’ investment objectives may be similar to ours, which could have an adverse effect on our business, financial condition and results of operations.
Our Adviser’s liability is limited under the Investment Advisory Agreement, and we are required to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account.
Our Adviser has not assumed any responsibility to us other than to render the services described in the Investment Advisory Agreement (and, separately, under the Administration Agreement), and it will not be responsible for any action of our Board in declining to follow our Adviser’s advice or recommendations. Pursuant to the Investment Advisory Agreement, our Adviser and its directors, officers, shareholders, members, agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, our Adviser will not be liable to us for their acts under the Investment Advisory Agreement, provided that nothing will be deemed to protect the Adviser in respect of any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties. We have also agreed to indemnify, defend and protect our Adviser and its affiliates, directors, officers, members, employees, agents and representatives, each of whom will be deemed a third party beneficiary hereof (each, an “Indemnified Party,” and collectively, the “Indemnified Parties”) with respect to all damages, liabilities, costs and expenses resulting from acts of our Adviser not arising out of willful misfeasance, bad faith or gross negligence in the performance of their duties. However, in accordance with Section 17(i) of the 1940 Act, neither the Adviser nor any of its affiliates, directors, officers, members, employees, agents or representatives may be protected against any liability to us or our investors to which it would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of its office. In addition, the Investment Advisory Agreement provides that we will not indemnify the Adviser nor any of its affiliates, directors, officers, members, employees, agents or representatives for any loss suffered by for any liability or loss suffered by such party, nor will we provide that such party will be held harmless for any loss or liability we suffer, unless all of the following conditions are met: (i) we have determined in good faith that the conduct that caused the loss or liability was in the best interests of the Company; (ii) we have determined in good faith that such party was acting on behalf of or performing services for the Company; (iii) we have determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that such part is the Adviser or an affiliate of the Adviser or (B) gross negligence or willful misconduct, in the case that such party is a director of the Company who is not also an officer of the Company or the Adviser or an affiliate of the Adviser;

and (iv) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our stockholders. In addition, such party will not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to such party; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to such party; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnified Party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which shares of our stock were offered or sold as to indemnification for violations of securities laws. These protections may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.
There are risks associated with any potential merger with or purchase of assets of another fund.
Our Adviser may in the future recommend to the Board that we merge with or acquire all or substantially all of the assets of one or more funds including a fund that could be managed by the Adviser and its affiliates (including another BDC). We do not expect that our Adviser would recommend any such merger or asset purchase unless it determines that it would be in our best interests, with such determination dependent on factors it deems relevant, which may include our historical and projected financial performance and any that of any proposed merger partner, portfolio composition, potential synergies from the merger or asset sale, available alternative options and market conditions. In addition, no such merger or asset purchase would be consummated absent the meeting of various conditions required by applicable law or contract, at such time, which may include approval of the Board and common equity holders of both funds. If our Adviser is the investment adviser of both funds, various conflicts of interest would exist with respect to any such transaction. Such conflicts of interest may potentially arise from, among other things, differences between the compensation payable to our Adviser by us and by the entity resulting from such a merger or asset purchase or efficiencies or other benefits to our Adviser as a result of managing a single, larger fund instead of two separate funds.
Our Adviser’s failure to comply with pay-to-play laws, regulations and policies could have an adverse effect on our Adviser, and thus, us.
A number of U.S. states and municipal pension plans have adopted so-called “pay-to-play” laws, regulations or policies which prohibit, restrict or require disclosure of payments to (and/or certain contacts with) state officials by individuals and entities seeking to do business with state entities, including those seeking investments by public retirement funds. The SEC has adopted a rule that, among other things, prohibits an investment adviser from providing advisory services for compensation to a government client for two years after the adviser or certain of its executives or employees makes a contribution to certain elected officials or candidates. If our Adviser, any of its employees or affiliates or any service provider acting on its behalf, fails to comply with such laws, regulations or policies, such non-compliance could have an adverse effect on our Adviser, and thus, us.
Our Adviser’s inability to attract, retain and develop human capital in a highly competitive talent market could have an adverse effect on our Adviser, and thus us.
The success of our business will continue to depend upon our Adviser attracting, developing and retaining human capital. Competition for qualified, motivated, and highly-skilled executives, professionals and other key personnel in asset management firms is significant. Turnover and associated costs of rehiring, the loss of human capital through attrition, death, or disability and the reduced ability to attract talent could impair our Adviser’s ability to maintain its standards of excellence and have an adverse effect on us.
Our Adviser’s net worth is not available to satisfy our liabilities and other obligations.
The North American Securities Administrators Association (“NASAA”), in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time (the “Omnibus Guidelines”), requires that our affiliates and Adviser, or our Sponsor under the Omnibus Guidelines, have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of 5.0% of the first $20 million of both the gross amount of securities currently being offered in our offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our Adviser and its affiliates have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines. However, no portion of such net worth will be available to us to satisfy any of our liabilities or other obligations. The use of our own funds to satisfy such liabilities or other obligations could have a material adverse effect on our business, financial condition and results of operations.
Risks Related to Business Development Companies
The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.
As a BDC, the 1940 Act prohibits us from acquiring any assets other than certain qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.
Failure to maintain our status as a BDC would reduce our operating flexibility.
If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions, including a greater required asset coverage ratio and additional restrictions on transactions with affiliates, and correspondingly decrease our operating flexibility.
Regulations governing our operation as a BDC and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including risks associated with leverage.
As a result of the Annual Distribution Requirement to qualify for tax treatment as a RIC, we may need to access the capital markets periodically to raise cash to fund new investments in portfolio companies. Currently, we may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, equals at least 150% after such incurrence or issuance. If we issue senior securities, we will be exposed to risks associated with leverage, including an increased risk of loss. Our ability to issue different types of securities is also limited. Compliance with RIC distribution requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. Therefore, we intend to seek to continuously issue equity securities, which may lead to shareholder dilution.
We may borrow to fund investments. If the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which would prohibit us from paying distributions and could prevent us from qualifying for tax treatment as a RIC, which would generally result in U.S. federal income tax imposed at corporate rates on any income and net gains. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distribution to our shareholders.

In addition, as market conditions permit, we have and may continue to securitize our loans to generate cash for funding new investments. To securitize loans, we have and may continue to create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who would be expected to be willing to accept a substantially lower interest rate than the loans earn. We have and may continue to retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses.
Risks Related to Our Investments
Our investments in portfolio companies may be risky, and we could lose all or part of our investments.
Our strategy focuses primarily on originating and making loans to, and making debt and equity investments in, U.S. middle-market companies, with a focus on originated transactions sourced through the networks of our Adviser. Short transaction closing timeframes associated with originated transactions coupled with added tax or accounting structuring complexity and international transactions may result in higher risk in comparison to non-originated transactions.
Most debt securities in which we intend to invest will not be rated by any rating agency and, if they were rated, they would be rated as below investment grade quality and are commonly referred to as “high yield” or “junk.” Debt securities rated below investment grade quality are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal. In addition, some of the loans in which we may invest may be “covenant-lite” loans. We use the term “covenant-lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
First-Lien Debt. When we make a first-lien loan, we generally take a security interest in the available assets of the portfolio company, including the equity interests of its subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In some circumstances, our lien is, or could become, subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we need to enforce our remedies.
Unitranche Loans. In addition, in connection with any unitranche loans (including “last out” portions of such loans) in which we may invest, we would enter into agreements among lenders. Under these agreements, our interest in the collateral of the first-lien loans may rank junior to those of other lenders in the loan under certain circumstances. This may result in greater risk and loss of principal on these loans.
Second-Lien and Mezzanine Debt. Our investments in second-lien and mezzanine debt generally are subordinated to senior loans and will either have junior security interests or be unsecured. As such, other creditors may rank senior to us in the event of insolvency. This may result in greater risk and loss of principal.
Equity Investments. When we invest in first-lien debt, second-lien debt or mezzanine debt, we may acquire equity securities, such as warrants, options and convertible instruments, as well. In addition, we may invest directly in the equity securities of portfolio companies. We may structure such equity investments to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights, which grants us the right to register our equity interest when either the portfolio company or another investor in the portfolio company files a registration statement with the SEC to issue securities. We seek to dispose of these equity interests and realize gains upon our disposition of these interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
We may invest through joint ventures, partnerships or other special purpose vehicles and our investments through these vehicles may entail greater risks, or risks that we otherwise would not incur, if we otherwise made such investments directly.
We may make indirect investments in portfolio companies through joint ventures, partnerships or other special purpose vehicles (“Investment Vehicles”). In general, the risks associated with indirect investments in portfolio companies through a joint venture, partnership or other special purpose vehicle are similar to those associated with a direct investment in a portfolio company; however, if we are not the sole investor in such Investment Vehicle, the investment may involve risks not present in investments where a third party is not involved. While we intend to analyze the credit and business of a potential portfolio company in determining whether to make an investment in an Investment Vehicle, we will nonetheless be exposed to the creditworthiness of the Investment Vehicle and any third party. In the event of a bankruptcy proceeding against the portfolio company, the assets of the portfolio company may be used to satisfy its obligations prior to the satisfaction of our investment in the Investment Vehicle (i.e., our investment in the Investment Vehicle could be structurally subordinated to the other obligations of the portfolio company). If a third party is involved, we are subject to the risk that such third-party could have financial difficulties resulting in a negative impact on the Investment Vehicle, could have economic or business interests or goals which are inconsistent with ours, or could be in a position to take (or block) action in a manner contrary to our investment objective or the increased possibility of default by, diminished liquidity or insolvency of, the third party, due to a sustained or general economic downturn. In addition, if we are not the sole investor in an Investment Vehicle, we may be required to rely on our partners in the Investment Vehicle when making decisions regarding such Investment Vehicle’s investments, accordingly, the value of the investment could be adversely affected if our interests diverge from those of our partners in the Investment Vehicle.
Any strategic investments that we pursue are subject to risks and uncertainties.
We have pursued and may continue to pursue growth through strategic investments in new businesses, including through investments in our specialty finance vehicles. Completion and timing of any such strategic investments may be subject to a number of contingencies, including the uncertainty in reaching a commercial agreement with our counterparty, our ability to obtain required board, shareholder and regulatory approvals, as well as any required financing (or the risk that these are obtained subject to terms and conditions that are not anticipated). The announcement or consummation of any transaction also may adversely impact our business relationships or engender competitive responses.
In addition, the proposal and negotiation of strategic investments, whether or not completed, as well as the integration of those businesses into our existing portfolio, could result in substantial expenses and the diversion of our Adviser’s time, attention and resources from our day-to-day operations.
Our ability to manage our growth through strategic investments will depend, in part, on our success in addressing these risks. Any failure to effectively implement our acquisition or strategic investment strategies could have a material adverse effect on our business, financial condition or results of operations.
Broadly syndicated loans, including “covenant-lite” loans, may expose us to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation, than is the case with loans that contain financial maintenance covenants.
A significant number of high yield loans in the market, in particular the broadly syndicated loan market, may consist of “covenant-lite” loans. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Ownership of “covenant-lite” loans may expose us to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation, than is the case with loans that contain financial maintenance covenants.
We may be subject to risks associated with our investments in bank loans.
We may invest in bank loans and participations. These obligations are subject to unique risks, including:
•the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws,
•so-called lender-liability claims by the issuer of the obligations,
•environmental liabilities that may arise with respect to collateral securing the obligations, and
•limitations on our ability to directly enforce its rights with respect to participations.
In addition, the illiquidity of bank loans may make it difficult for us to sell such investments to access capital if required. As a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. Compared to securities and to certain other types of financial assets, purchases and sales of loans take relatively longer to settle. This extended settlement process can increase the counterparty credit risk borne by us; (ii) leave us unable to timely vote, or otherwise act with respect to, loans it has agreed to purchase; delay us from realizing the proceeds of a sale of a loan; (iv) inhibit our ability to re-sell a loan that it has agreed to purchase if conditions change (leaving us more exposed to price fluctuations); (v) prevent us from timely collecting principal and interest payments; and (vi) expose us to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, we may hold cash, sell investments or temporarily borrow from banks or other lenders.
In purchasing participations, we generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and we may not directly benefit from the collateral supporting the debt obligation in which we have purchased the participation. As a result, we will assume the credit risk of both the borrower and the institution selling the participation.
In analyzing each bank loan or participation, our Adviser compares the relative significance of the risks against the expected benefits of the investment.
Successful claims by third parties arising from these and other risks will be borne by us.
If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.
To attempt to mitigate credit risks, we intend to take a security interest in the available assets of our portfolio companies. There is no assurance that we will obtain sufficient collateral to cover losses.
There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.
We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.
In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we may make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.
In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to “equitable subordination.” This means that depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of inter-creditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.
Borrowers of broadly syndicated loans may be permitted to designate unrestricted subsidiaries under the terms of their financing agreements, which would exclude such unrestricted subsidiaries from restrictive covenants under the financing agreement with the borrower. Without restriction under the financing agreement, the borrower could take various actions with respect to the unrestricted subsidiary including, among other things, incur debt, grant security on its assets, sell assets, pay dividends or distribute shares of the unrestricted subsidiary to the borrower’s shareholders. Any of these actions could increase the amount of leverage that the borrower is able to incur and increase the risk involved in our investments in broadly syndicated loans accordingly.
If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.
We may not realize any income or gains from our equity investments.
We may invest in equity-related securities, including common equity, warrants, preferred stock and convertible preferred securities. These equity interests we acquire may not appreciate in value and, in fact, may decline in value if the company fails to perform financially or achieve its growth objectives. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments since these securities may have restrictions on their transfer or may not have an active trading market.
Equity investments also have experienced significantly more volatility in their returns and may under-perform relative to fixed income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value. Also, prices of equity investments are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stock investments to which we have exposure. Equity prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Although we expect to receive current income in the form of dividend payments on any convertible preferred equity investments, a substantial portion of the gains we expect to receive from our investments in such securities will likely be from the capital gains generated from the sale of our equity investments upon conversion of our convertible securities, the timing of which we cannot predict. We do not expect to generate capital gains from the sale of our portfolio investments on a level or uniform basis from quarter to quarter. In addition, any convertible preferred stock instruments will generally provide for conversion upon the portfolio companies’ achievement of certain milestone events, including a qualified public offering and/or a senior exchange listing for their common stock. However, there can be no assurance that our portfolio companies will obtain either a junior or senior exchange listing or, even if a listing is obtained, that an active trading market will ever develop in the common stock of our publicly traded portfolio companies. In addition, even if our portfolio companies obtain an exchange listing, we may be subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after such listing. As a result, the market price of securities that we hold may decline substantially before we are able to sell these securities following an exchange listing.
Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. Furthermore, due to the expected growth of our portfolio companies, we do not generally expect to receive dividend income from our common stock investments. In the case of cumulative preferred stock, there is no assurance that any dividends will ever be paid by a portfolio company. Dividends to any equity holders may be suspended or cancelled at any time.
Investments in equity securities can carry additional risks and may have other characteristics that require investments to be made indirectly through blocker entities or otherwise. In addition, if an issuer of equity securities in which we have invested sells additional shares of its equity securities, our interest in the issuer may be diluted and the value of our investment could decrease.
We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds and, to the extent we so invest, will bear our ratable share of any such company’s expenses, including management and performance fees. We will also remain obligated to pay the base management fee, income based fee and capital gains incentive fee to our investment adviser with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the base management fee, income based fee and capital gains incentive fee due to our investment adviser as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers. For the foregoing reasons, investments in equity securities can be highly speculative and carry a substantial risk of loss of investment.
To the extent we invest in publicly traded companies, we may be unable to obtain financial covenants and other contractual rights, which subjects us to additional risks.
If we invest in instruments issued by publicly-held companies, we may be subject to risks that differ in type or degree from those involved with investments in privately-held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on our ability to dispose of such instruments at certain times, increased likelihood of shareholder litigation against such companies’ board members and increased costs associated with each of the aforementioned risks. In addition, to the extent we invest in publicly traded debt instruments, we may not be able to obtain financial covenants or other contractual rights that we might otherwise be able to obtain when making privately-negotiated investments. We may not have the same access to information in connection with investments in public debt instruments that we would expect to have in connection with privately-negotiated investments. If we or our Adviser were deemed to have material, nonpublic information regarding the issuer of a publicly traded instrument in which we have invested, we may be limited in our ability to make new investments or sell existing investments in such issue.
The credit ratings of certain of our investments may not be indicative of the actual credit risk of such rated instruments.
Rating agencies rate debt securities based upon their assessment of the likelihood of the receipt of principal and interest payments. Rating agencies do not consider the risks of fluctuations in market value or other factors that may influence the value of debt securities. Therefore, the credit rating assigned to a particular instrument may not fully reflect the true risks of an investment in such instrument. Credit rating agencies may change their methods of evaluating credit risk and determining ratings. These changes may occur quickly and often. While we may give some consideration to ratings, ratings may not be indicative of the actual credit risk of our investments in rated instruments.
Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts.
Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity. This risk will be more acute when interest rates decrease, as we may be unable to reinvest at rates as favorable as when we made our initial investment.
A redemption of convertible securities held by us could have an adverse effect on our ability to achieve our investment objective.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by us is called for redemption, we will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on our ability to achieve our investment objective.
To the extent original issue discount (OID) and payment-in-kind (PIK) interest income constitute a portion of our income, we will be exposed to risks associated with the deferred receipt of cash representing such income.
Our investments may include OID and PIK instruments. To the extent OID and PIK constitute a portion of our income, we will be exposed to risks associated with such income being required to be included in income for financial reporting purposes in accordance with U.S. GAAP and taxable income prior to receipt of cash, including the following:
•Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability or deferred payments and the value of any associated collateral;
•Original issue discount instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower;
•For U.S. GAAP purposes, cash distributions to shareholders that include a component of OID income do not come from paid-in capital, although they may be paid from the sources other than cash flows from operations. Thus, although a distribution of OID income may come from the cash invested by the shareholders, the 1940 Act does not require that shareholders be given notice of this fact;
•The presence of OID and PIK creates the risk of non-refundable cash payments to our Adviser in the form of incentive fees on income based on non-cash OID and PIK accruals that may never be realized; and
•In the case of PIK, “toggle” debt, which gives the issuer the option to defer an interest payment in exchange for an increased interest rate in the future, the PIK election has the simultaneous effect of increasing the investment income, thus increasing the potential for realizing incentive fees.
Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
Our strategy focuses on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Adviser. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, any holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and our portfolio company may not have sufficient assets to pay all equally ranking credit even if we hold senior, first-lien debt.
Our portfolio companies may be highly leveraged.
Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.
If we cannot obtain debt financing or equity capital on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.
The net proceeds from the sale of our shares will be used for our investment opportunities, and, if necessary, the payment of operating expenses and the payment of various fees and expenses such as base management fees, incentive fees, other fees and distributions. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require additional debt financing or equity capital to operate. We generally are required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders to maintain our tax treatment as a RIC. Accordingly, in the event that we need additional capital in the future for investments or for any other reason we may need to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. These sources of funding may not be available to us due to unfavorable economic conditions, which could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. Consequently, if we cannot obtain further debt or equity financing on acceptable terms, our ability to acquire additional investments and to expand our operations will be adversely affected. As a result, we would be less able to diversify our portfolio and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.
Defaults by our portfolio companies could jeopardize a portfolio company’s ability to meet its obligations under the debt or equity investments that we hold, which could harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its debt financing and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity investments that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, some of the loans in which we may invest may be “covenant-lite” loans, which means the loans contain fewer or no financial maintenance covenants or restrictions in comparison to loans that include financial maintenance covenants. We use the term “covenant-lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
As part of our lending activities, we may in certain opportunistic circumstances originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Any such investment would involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company that we fund, we may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by us to the borrower.
Subordinated liens on collateral securing debt investments that we may make to portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
Certain debt investments that we will make in portfolio companies will be secured on a second priority lien basis by the same collateral securing senior debt of such companies. We also make debt investments in portfolio companies secured on a first priority basis. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the debt. In the event of a default, the holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us.
In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the first priority or second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the first priority or second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.
We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on any such portfolio company’s collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.
The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of senior debt. Under such an inter-creditor agreement, at any time obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Certain of our investments may be adversely affected by laws relating to fraudulent conveyance or voidable preferences.
Certain of our investments could be subject to federal bankruptcy law and state fraudulent transfer laws, which vary from state to state, if the debt obligations relating to certain investments were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such debt obligations. If the debt proceeds are used for a buyout of shareholders, this risk is greater than if the debt proceeds are used for day-to-day operations or organic growth. If a court were to find that the issuance of the debt obligations was a fraudulent transfer or conveyance, the court could void or otherwise refuse to recognize the payment obligations under the debt obligations or the collateral supporting such obligations, further subordinate the debt obligations or the liens supporting such obligations to other existing and future indebtedness of the issuer or require us to repay any amounts received by us with respect to the debt obligations or collateral. In the event of a finding that a fraudulent transfer or conveyance occurred, we may not receive any repayment on such debt obligations.
Under certain circumstances, payments to us and distributions by us to our shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment or similar transaction under applicable bankruptcy and insolvency laws. Furthermore, investments in restructurings may be adversely affected by statutes relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the court’s discretionary power to disallow, subordinate or disenfranchise particular claims or re-characterize investments made in the form of debt as equity contributions.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
Although we intend to structure certain of our investments as senior debt, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company or a representative of us or our Adviser sat on the board of directors of such portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors.
In addition, a number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of our investments in portfolio companies (including that, as a BDC, we may be required to provide managerial assistance to those portfolio companies if they so request upon our offer), we may be subject to allegations of lender liability.
We generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, we may not be able to dispose of our interests in our portfolio companies.
We do not currently, and do not expect in the future to control most of our portfolio companies, although we may have board representation or board observation rights, and our debt agreements may impose certain restrictive covenants on our borrowers. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as a debt investor. Due to the lack of liquidity for our investments in private companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at a favorable value. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We are, and will continue to be, exposed to risks associated with changes in interest rates.
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital, our net investment income and our net asset value. The majority of our debt investments have, and are expected to have, variable interest rates that reset periodically based on benchmarks such as the SOFR, the SONIA, the Euro Interbank Offered Rate, the Federal Funds rate or Prime rate. Increases in interest rates have made and may continue to make it more difficult for our portfolio companies to service their obligations under the debt investments that we will hold and may increase defaults even where our investment income increases. Rising interest rates could also cause borrowers to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Additionally, as interest rates have increased and the corresponding risk of default by borrowers has increased, the liquidity of higher interest rate loans may decrease as fewer investors may be willing to purchase such loans in the secondary market in light of the increased risk of a default by the borrower and the heightened risk of a loss of an investment in such loans. All of these risks may be exacerbated when interest rates rise rapidly and/or significantly. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of our floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed rate securities that have longer maturities.
Conversely, if interest rates were to decline, borrowers may refinance their loans at lower interest rates, which could shorten the average life of the loans and reduce the associated returns on the investment, as well as require our Adviser and the Adviser’s personnel to incur management time and expense to re-deploy such proceeds, including on terms that may not be as favorable as our existing loans.
In addition, because we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.
Portions of our investment portfolio and our borrowings have floating rate components. As a result, the recent significant changes in market interest rates have increased our interest expense as has the incurrence of additional fixed rate borrowings. In periods of rising interest rates, such as in the current market, our cost of funds increases, which tends to reduce our net investment income. We may hedge against interest rate fluctuations by using standard hedging instruments such as interest rate swap agreements, futures, options and forward contracts, subject to applicable legal requirements, including all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. In addition, our interest expense may not decrease at the same rate as overall interest rates because of our fixed rate borrowings, which could lead to greater declines in our net investment income. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.
We do not have a policy governing the maturities of our investments. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect our net asset value. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate.
International investments create additional risks.
We may make investments in portfolio companies that are domiciled outside of the United States. Our investments in foreign portfolio companies are deemed “non-qualifying assets,” which means that, as required by the 1940 Act, such investments, along with other investments in non-qualifying assets, may not constitute more than 30% of our total assets at the time of our acquisition of any such asset, after giving effect to the acquisition.

Notwithstanding the limitation on our ownership of foreign portfolio companies, such investments subject us to many of the same risks as our domestic investments, as well as certain additional risks, including the following:
•foreign governmental laws, rules and policies, including those relating to taxation and bankruptcy and restricting the ownership of assets in the foreign country or the repatriation of profits from the foreign country to the United States and any adverse changes in these laws;
•foreign currency devaluations that reduce the value of and returns on our foreign investments;
•adverse changes in the availability, cost and terms of investments due to the varying economic policies of a foreign country in which we may invest;
•adverse changes in tax rates, the tax treatment of transaction structures and other changes in operating expenses of a particular foreign country in which we may invest;
•the assessment of foreign-country taxes (including withholding taxes, transfer taxes and value added taxes, any or all of which could be significant) on income or gains from our investments in the foreign country;
•changes that adversely affect the social, political and/or economic stability of a foreign country in which we may invest;
•high inflation in the foreign countries in which we may invest, which could increase the costs to us of investing in those countries;
•deflationary periods in the foreign countries in which we may invest, which could reduce demand for our assets in those countries and diminish the value of such investments and the related investment returns to us; and
•legal and logistical barriers in the foreign countries in which we may invest that materially and adversely limit our ability to enforce our contractual rights with respect to those investments.
In addition, we may make investments in countries whose governments or economies may prove unstable. Certain of the countries in which we may invest may have political, economic and legal systems that are unpredictable, unreliable or otherwise inadequate with respect to the implementation, interpretation and enforcement of laws protecting asset ownership and economic interests. In some of the countries in which we may invest, there may be a risk of nationalization, expropriation or confiscatory taxation, which may have an adverse effect on our portfolio companies in those countries and the rates of return that we are able to achieve on such investments. We may also lose the total value of any investment which is nationalized, expropriated or confiscated. The financial results and investment opportunities available to us, particularly in developing countries and emerging markets, may be materially and adversely affected by any or all of these political, economic and legal risks.
We expose ourselves to risks when we engage in risk management activities.
We have entered, and may in the future enter, into hedging transactions, which may expose us to risks associated with such transactions. We may seek to utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates and the relative value of certain debt securities from changes in market interest rates. Use of these hedging instruments may include counter-party credit risk. The scope of risk management activities we undertake varies based on the level of interest rates, prevailing foreign currency exchange rates, the types of investments that are made and other changing market conditions. To the extent we have non-U.S. investments, particularly investments denominated in non-U.S. currencies, our hedging costs will increase.
Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions were to decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions were to increase. It also may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.
The success of our hedging strategy will depend on our ability to correctly identify appropriate exposures for hedging. In connection with the September 2027 Notes and January 2029 Notes, which bear interest at a fixed rate, we entered into an interest rate swap to continue to align the interest rates of our liabilities with our investment portfolio, which consists of predominately floating rate loans. However, unanticipated changes in currency exchange rates or other exposures that we might hedge may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary, as may the time period in which the hedge is effective relative to the time period of the related exposure. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, we might be unable to exercise an option we had purchased. If we were unable to close out an option that we had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
For a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the positions being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Income derived from hedging transactions also is not eligible to be distributed to non-U.S. stockholders free from withholding taxes. Changes to the regulations applicable to the financial instruments we use to accomplish our hedging strategy could affect the effectiveness of that strategy. See “— The market structure applicable to derivatives imposed by the Dodd-Frank Act, the CFTC and SEC may affect our ability to use over-the-counter derivatives for hedging purposes” and “—We are, and will continue to be, exposed to risks associated with changes in interest rates.”
The market structure applicable to derivatives imposed by the Dodd-Frank Act, the CFTC and SEC may affect our ability to use over-the-counter derivatives for hedging purposes.
The Dodd-Frank Act and the U.S. Commodity Futures Trading Commission (“CFTC”) enacted and SEC has issued rules to implement, both broad new regulatory requirements and broad new structural requirements applicable to over-the-counter (“OTC”) derivatives markets and, to a lesser extent, listed commodity futures (and futures options) markets. Similar changes are in the process of being implemented in other major financial markets. The CFTC and the SEC have issued final rules establishing that certain swap transactions are subject to CFTC regulation. Engaging in such swap or other commodity interest transactions such as futures contracts or options on futures contracts may cause us to fall within the definition of “commodity pool” under the Commodity Exchange Act and related CFTC regulations. Our Adviser has claimed relief from CFTC registration and regulation as a commodity pool operator with respect to our operations, with the result that we are limited in our ability to use futures contracts or options on futures contracts or engage in swap transactions. Specifically, we are subject to strict limitations on using such derivatives other than for hedging purposes, whereby the use of derivatives not used solely for hedging purposes is generally limited to situations where (i) the aggregate initial margin and premiums required to establish such positions does not exceed five percent of the liquidation value of our portfolio, after taking into account unrealized profits and unrealized losses on any such contracts we have entered into; or (ii) the aggregate net notional value of such derivatives does not exceed 100% of the liquidation value of our portfolio.
The Dodd-Frank Act also imposed requirements relating to real-time public and regulatory reporting of OTC derivative transactions, enhanced documentation requirements, position limits on an expanded array of derivatives, and recordkeeping requirements. Taken as a whole, these changes could significantly increase the cost of using uncleared OTC derivatives to hedge risks, including interest rate and foreign exchange risk; reduce the level of exposure we are able to obtain for risk management purposes through OTC derivatives (including as the result of the CFTC imposing position limits on additional products); reduce the amounts available to us to make non-derivatives investments; impair liquidity in certain OTC derivatives; and adversely affect the quality of execution pricing obtained by us, all of which could adversely impact our investment returns.
Our ability to enter into transactions involving derivatives and financial commitment transactions may be limited.
Rule 18f-4 requires a BDC (or a registered investment company) that uses derivatives to, among other things, comply with a value-at-risk leverage limit, adopt a derivatives risk management program and implement certain testing and board reporting requirements. Rule 18f-4 exempts BDCs that qualify as “limited derivatives users” from the aforementioned requirements, provided that these BDCs adopt written policies and procedures that are reasonably designed to manage the BDC’s derivatives risks and comply with certain recordkeeping requirements. Under Rule 18f-4, a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. Collectively, these requirements may limit our ability to use derivatives and/or enter into certain other financial contracts.
We may enter into total return swaps that would expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.
A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the total return swap, which may include a specified security or loan, basket of securities or loans or securities or loan indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A total return swap is typically used to obtain exposure to a security, loan or market without owning or taking physical custody of such security or loan or investing directly in such market. A total return swap may effectively add leverage to our portfolio because, in addition to our total net assets, we would be subject to investment exposure on the amount of securities or loans subject to the total return swap. A total return swap is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In addition, because a total return swap is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage.
Our portfolio may be focused on a limited number of portfolio companies or industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.
Beyond the asset diversification requirements associated with our qualification as a RIC for U.S. federal income tax purposes, we do not have fixed guidelines for diversification. While we are not targeting any specific industries, our investments may be focused on relatively few industries. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could significantly affect our aggregate returns.
Further, any industry in which we are meaningfully concentrated at any given time could be subject to significant risks that could adversely impact our aggregate returns. For example, as of March 31, 2024, our investments in internet software and services represented 12.9% of our portfolio at fair value. Our investments in internet software and services are subject to substantial risks, including, but not limited to, intense competition, changing technology, shifting user needs, frequent introductions of new products and services, competitors in different industries and ranging from large established companies to emerging startups, decreasing average selling prices of products and services resulting from rapid technological changes, cybersecurity risks and cyber incidents and various legal and regulatory risks. In addition, as of March 31, 2024, our investments in healthcare providers and services represented 13.2% of our portfolio at fair value. Our investments in healthcare providers and services are subject to a variety of risks, including, but not limited to, additional or changing government regulations and policies that could increase compliance and other costs of doing business, risks related to medical technology, and scarcity of management and other personnel with appropriate training, which may impact the business of such portfolio companies. In addition, as of March 31, 2024, our investments in insurance represented 9.7% of our portfolio at fair value. The U.S. insurance industry is heavily regulated and our investments in insurance are subject to a variety of risks, including, but not limited to, additional or changing government regulations that could increase compliance and other costs of doing business, which may impact the business of such portfolio companies.
We cannot guarantee that we will be able to obtain various required licenses in U.S. states or in any other jurisdiction where they may be required in the future.
We are required to have and may be required in the future to obtain various state licenses to, among other things, originate commercial loans, and may be required to obtain similar licenses from other authorities, including outside of the United States, in the future in connection with one or more investments. Applying for and obtaining required licenses can be costly and take several months. We cannot assure you that we will maintain or obtain all of the licenses that we need on a timely basis. We also are and will be subject to various information and other requirements to maintain and obtain these licenses, and we cannot assure you that we will satisfy those requirements. Our failure to maintain or obtain licenses that we require, now or in the future, might restrict investment options and have other adverse consequences.
An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.
We invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:
•have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;
•may have limited financial resources and may be unable to meet their obligations under their debt obligations that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment;
•may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;
•are more likely to depend on the management talents and efforts of a small group of persons and, therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company and, in turn, on us; and
•generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.
In addition, investments in private companies tend to be less liquid. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. These over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis and in any event often have lower volumes than publicly traded securities even in normal market conditions. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities.
If there is no readily available market for these investments, we are required to carry these investments at fair value as determined by our Board. As a result, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, our Adviser or any of its affiliates have material nonpublic information regarding such portfolio company or where the sale would be an impermissible joint transaction under the 1940 Act. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.
Finally, little public information generally exists about private companies and these companies may not have third-party credit ratings or audited financial statements. We must therefore rely on the ability of our Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies, and to monitor the activities and performance of these investments. To the extent that we (or other clients of our Adviser) may hold a larger number of investments, greater demands will be placed on our Adviser’s time, resources and personnel in monitoring such investments, which may result in less attention being paid to any individual investment and greater risk that our investment decisions may not be fully informed. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.
Certain investment analyses and decisions by the Adviser may be required to be undertaken on an expedited basis.
Investment analyses and decisions by the Adviser may be required to be undertaken on an expedited basis to take advantage of certain investment opportunities. While we generally will not seek to make an investment until the Adviser has conducted sufficient due diligence to make a determination as to the acceptability of the credit quality of the investment and the underlying issuer, in such cases, the information available to the Adviser at the time of making an investment decision may be limited. Therefore, no assurance can be given that the Adviser will have knowledge of all circumstances that may adversely affect an investment. In addition, the Adviser may rely upon independent consultants in connection with its evaluation of proposed investments. No assurance can be given as to the accuracy or completeness of the information provided by such independent consultants and we may incur liability as a result of such consultants’ actions, many of whom we will have limited recourse against in the event of any such inaccuracies.
We may not have the funds or ability to make additional investments in our portfolio companies.
After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant or other right to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Even if we do have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, we prefer other opportunities, we are limited in our ability to do so by compliance with BDC requirements or in order to maintain our RIC status. Our ability to make follow-on investments may also be limited by our Adviser’s allocation policies. Any decision not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful investment or may reduce the expected return to us on the investment.
Climate change and climate-related effects may expose us to systemic, global, macroeconomic risks and could adversely affect our business and the businesses of our products’ portfolio companies.
Global climate change is widely considered to be a significant threat to the global economy. We and the companies in which we invest may face risks associated with climate change, including physical risks such as an increased frequency or severity of extreme weather events and rising sea levels and temperatures. In addition, climate change may also impact our profitability and costs, as well as pose systemic risks for our businesses and those of the companies in which we invest. For example, to the extent weather conditions are affected by climate change, energy use by us or the companies in which we invest could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of us or the companies in which we invest. On the other hand, a decrease in energy use due to weather changes may affect the financial condition of some of the companies in which we invest through decreased revenues. Additionally, extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.
Further, the current U.S. presidential administration has focused on climate change policies and has re-joined the Paris Agreement, which includes commitments from countries to reduce their greenhouse gas emissions, among other commitments. The Paris Agreement and other regulatory and voluntary initiatives launched by international, federal, state, and regional policymakers and regulatory authorities as well as private actors seeking to reduce greenhouse gas emissions may expose our business operations, products and products’ portfolio companies to other types of transition risks, such as: (i) political and policy risks, (including changing regulatory incentives, and legal requirements, including with respect to greenhouse gas emissions, that could result in increased costs or changes in business operations), (ii) regulatory and litigation risks, (including changing legal requirements that could result in increased permitting, tax and compliance costs, changes in business operations, or the discontinuance of certain operations, and litigation seeking monetary or injunctive relief related to impacts related to climate change), (iii) technology and market risks, (including declining market for investments in industries seen as greenhouse gas intensive or less effective than alternatives in reducing greenhouse gas emissions), (iv) business trend risks, (including the increased attention to ESG considerations by our investors, including in connection with their determination of whether to invest), and (v) potential harm to our reputation if our shareholders believe that we are not adequately or appropriately responding to climate change and/or climate risk management, including through the way in which we operate our business, the composition of portfolio, our new investments or the decisions we make to continue to conduct or change our activities in response to climate change considerations.
Our investments in portfolio companies may expose us to environmental risks.
We may invest in portfolio companies that are subject to changing and increasingly stringent environmental and health and safety laws, regulations and permit requirements and environmental costs that could place increasing financial burdens on such portfolio entities. Required expenditures for environmental compliance may adversely impact investment returns on portfolio companies. The imposition of new environmental and other laws, regulations and initiatives could adversely affect the business operations and financial stability of such portfolio companies.
There can be no guarantee that all costs and risks regarding compliance with environmental laws and regulations can be identified. New and more stringent environmental and health and safety laws, regulations and permit requirements or stricter interpretations of current laws or regulations could impose substantial additional costs on our portfolio companies. Compliance with such current or future environmental requirements does not ensure that the operations of the portfolio companies will not cause injury to the environment or to people under all circumstances or that the portfolio companies will not be required to incur additional unforeseen environmental expenditures. Moreover, failure to comply with any such requirements could have a material adverse effect on a portfolio company, and we can offer no assurance that any such portfolio companies will at all times comply with all applicable environmental laws, regulations and permit requirements.
Risks Related to U.S. Federal Income Tax
We cannot predict how new tax legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.
Legislative or other actions relating to taxes could have a negative effect on us. The laws pertaining to U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The Biden administration has enacted significant changes to the existing U.S. tax laws, and there are a number of proposals in Congress that would similarly modify the existing U.S. tax rules. The likelihood of any such legislation being enacted is uncertain. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could have adverse tax consequences, such as significantly and negatively affecting our ability to qualify for tax treatment as a RIC or negatively affecting the U.S. federal income tax consequences applicable to us and our investors as a result of such qualification. Shareholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our common stock.

We will be subject to U.S. federal income tax at corporate rates if we are unable to maintain our tax treatment as a RIC under Subchapter M of the Code or if we make investments through taxable subsidiaries.
To maintain RIC tax treatment under the Code, we must meet the following minimum annual distribution, income source and asset diversification requirements. The Annual Distribution Requirement for a RIC generally will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short term capital gains over realized net long term capital losses (“Annual Distribution Requirement”). In addition, a RIC may, in certain cases, satisfy the Annual Distribution Requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of Subchapter M. We would be subject to U.S. federal income tax, at regular corporate rates, on retained income and/or gains, including any short term capital gains or long term capital gains. We also must make distributions sufficient to prevent application of a 4% excise tax on certain undistributed income. Because we may use debt financing, we are subject to (i) an asset coverage ratio requirement under the 1940 Act and may, in the future, be subject to (ii) certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, or choose or are required to retain a portion of our taxable income or gains, we could (1) be required to pay excise taxes and (2) fail to qualify for RIC tax treatment, and thus become subject to corporate level income tax on our taxable income (including gains).
The income source requirement will be satisfied if we obtain at least 90% of our annual income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived from the business of investing in stock or securities.
The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Specifically, at least 50% of the value of our assets must consist of cash, cash equivalents (including receivables), U.S. government securities, securities of other RICs, and other acceptable securities if such securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of our assets can be invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities, other than the securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or (iii) the securities of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to U.S. federal income tax at corporate rates, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.
We may invest in certain debt and equity investments through taxable subsidiaries and the net taxable income of these taxable subsidiaries will be subject to U.S. federal and state corporate income taxes. We may invest in certain foreign debt and equity investments, which could be subject to foreign taxes (such as income tax, withholding, and value added taxes).
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, since we will likely hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK, secondary market purchases of debt securities at a discount to par, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as unrealized appreciation for foreign currency forward contracts and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to limit deferral and generally require the current inclusion of income derived by the entity. In certain circumstances, this could require us to recognize income where we do not receive a corresponding payment in cash.
Unrealized appreciation on derivatives, such as foreign currency forward contracts, may be included in taxable income while the receipt of cash may occur in a subsequent period when the related contract expires. Any unrealized depreciation on investments that the foreign currency forward contracts are designed to hedge are not currently deductible for tax purposes. This can result in increased taxable income whereby we may not have sufficient cash to pay distributions or we may opt to retain such taxable income and pay a 4% excise tax. In such cases we could still rely upon the “spillover provisions” to maintain RIC tax treatment.
We anticipate that a portion of our income may constitute OID or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts with respect to debt securities acquired in the secondary market and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes. Because any OID or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to U.S. federal income tax.
If we are not treated as a “publicly offered regulated investment company,” as defined in the Code, certain U.S. shareholders will be treated as having received a dividend from us in the amount of such U.S. shareholders’ allocable share of the base management fee and incentive fees paid to our Adviser and some of our expenses, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholders.
A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While we anticipate that we will constitute a publicly offered RIC, there can be no assurance that we will, in fact, so qualify for any of our taxable years. If we are not treated as a publicly offered regulated investment company for any calendar year, each U.S. shareholder that is an individual, trust or estate will be treated as having received a dividend from us in the amount of such U.S. shareholder’s allocable share of the base management fee and incentive fees paid to our Adviser and certain of our other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholder. Miscellaneous itemized deductions generally are deductible by a U.S. shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code.
General Risk Factors
Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We and our portfolio companies will be subject to regulation at the local, state and federal levels. These laws and regulations, as well as their interpretation, could change from time to time, including as the result of interpretive guidance or other directives from the U.S. President and others in the executive branch, and new laws, regulations and interpretations could also come into effect. Any new or changed laws or regulations could have a material adverse effect on our business, and political uncertainty could increase regulatory uncertainty in the near term.
Changes to the laws and regulations governing our permitted investments may require a change to our investment strategy. Such changes could differ materially from our strategies and plans as set forth herein and may shift our investment focus from the areas of expertise of our Adviser. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment in us.
Heightened scrutiny of the financial services industry by regulators may materially and adversely affect our business.
The financial services industry has been the subject of heightened scrutiny by regulators around the globe. In particular, the SEC and its staff have focused more narrowly on issues relevant to alternative asset management firms, including by forming specialized units devoted to examining such firms and, in certain cases, bringing enforcement actions against the firms, their principals and employees. In recent periods there have been a number of enforcement actions within the industry, and it is expected that the SEC will continue to pursue enforcement actions against asset managers.
While the SEC’s recent lists of examination priorities include such items as assessments of investment advisers’ marketing practices, compensation arrangements and controls to protect non-public information, it is generally expected that the SEC’s oversight of alternative asset managers will continue to focus substantially on concerns related to fiduciary duty transparency and investor disclosure practices. Although the SEC has cited improvements in disclosures and industry practices in this area, it has also indicated that there is room for improvement in particular areas, including fees and expenses (and the allocation of such fees and expenses) and co-investment practices. To this end, many investment advisory firms have received inquiries during examinations or directly from the SEC’s Division of Enforcement regarding various transparency-related topics, including the acceleration of monitoring fees, the allocation of broken-deal expenses, outside business activities of firm principals and employees, group purchasing arrangements and general conflicts of interest disclosures. While we believe we have made appropriate and timely disclosures regarding the foregoing, the SEC staff may disagree.
Further, the SEC has highlighted BDC board oversight and valuation practices as one of its areas of focus in investment adviser examinations and has instituted enforcement actions against advisers for misleading investors about valuation.
If the SEC were to investigate our Adviser and find errors in its methodologies or procedures, our Adviser could be subject to penalties and fines, which could in turn harm our reputation and our business, financial condition and results of operations could be materially and adversely affected. Similarly, from time to time we or our Adviser could become the subject of litigation or other similar claims. Any investigations, litigation or similar claims could continue without resolution for long periods of time and could consume substantial amounts of our management’s time and attention, and that time and attention and the devotion of associated resources could, at times, be disproportionate to the amounts at stake. Investigations, litigations and other claims are subject to inherent uncertainties, and a material adverse impact on our financial statements could occur for the period in which the effect of an unfavorable final outcome in an investigation, litigation or other similar claims becomes probable and reasonably estimable. In addition, we could incur expenses associated with defending ourselves against investigations, litigation and other similar claims, and these expenses could be material to our earnings in future periods.
Government intervention in the credit markets could adversely affect our business.
The central banks and, in particular, the U.S. Federal Reserve, have recently taken significant action to combat elevated inflation and market volatility. It is impossible to predict if, how, and to what extent the United States and other governments would further intervene in the credit markets. Such intervention is often prompted by politically sensitive issues involving family homes, student loans, real estate speculation, credit card receivables, pandemics, etc., and could, as a result, be contrary to what we would predict from an “economically rational” perspective.

On the other hand, recent governmental intervention could mean that the willingness of governmental bodies to take additional extraordinary action is diminished. As a result, in the event of near-term major market disruptions, like those caused by the COVID-19 pandemic, there might be only limited additional government intervention, resulting in correspondingly greater market dislocation and materially greater market risk.
Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.
The Maryland General Corporation Law (the “MGCL”), our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of the Company or the removal of our directors. We are subject to the Maryland Business Combination Act (the “Business Combination Act”), subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board or disinterested directors do not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and may increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act (the “Control Share Acquisition Act”) acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, subject to any applicable requirements of the 1940 Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and may increase the difficulty of consummating such an offer.
We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors into three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock into one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter from time to time, without stockholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may discourage, delay, defer, make more difficult or prevent a transaction or a change in control that might otherwise be in stockholders’ best interest.
Our Bylaws include an exclusive forum selection provision, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents.
Our Bylaws require that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company (ii) any action asserting a claim of breach of any standard of conduct or legal duty owed by any of the Company’s director, officer or other agent to the Company or to its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Maryland General Corporation Law (“MGCL”) or the Charter or the Bylaws (as either may be amended from time to time) or (iv) any action asserting a claim governed by the internal affairs doctrine. This exclusive forum selection provision in our Bylaws will not apply to claims arising under the federal securities laws, including the Securities Act and the Exchange Act, or to claims arising under state securities laws. There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for shareholders in bringing a claim against us or our directors, officers or other agents. Any investor purchasing or otherwise acquiring our shares is deemed to have notice of and consented to the foregoing provision. The exclusive forum selection provision in our Bylaws may limit our shareholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable. If this occurred, we may incur additional costs associated with resolving such action in another forum, which could materially adversely affect our business, financial condition and results of operations.

We expend significant financial and other resources to comply with the requirements of being a public entity.
As a public entity, we are subject to the reporting requirements of the Exchange Act and requirements of the Sarbanes-Oxley Act. The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting, which are discussed below. In order to maintain and improve the effectiveness of our disclosure controls and procedures and internal controls, significant resources and management oversight are required. We have implemented procedures, processes, policies and practices for the purpose of addressing the standards and requirements applicable to public companies. These activities may divert management’s attention from other business concerns, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.
We may experience fluctuations in our operating results.
We may experience fluctuations in our operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, interest rates and default rates on the debt investments we make, the level of our expenses, variations in and the timing of the recognition of realized gains or losses, unrealized appreciation or depreciation, the degree to which we encounter competition in our markets, and general economic conditions. These occurrences could have a material adverse effect on our results of operations, the value of your investment in us and our ability to pay distributions to you and our other shareholders.
We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.
Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, portfolio monitoring, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control. There could be:
•sudden electrical or telecommunications outages;
•natural disasters such as earthquakes, tornadoes and hurricanes;
•disease pandemics;
•events arising from local or larger scale political or social matters, including terrorist acts;
•outages due to idiosyncratic issues at specific service providers; and
•cyber-attacks.
These events, in turn, could have a material adverse effect on our operating results and negatively affect the net asset value of our common stock and our ability to pay distributions to our shareholders.
We are subject to risks in using custodians, counterparties, administrators and other agents.
We depend on the services of custodians, counterparties, administrators and other agents to carry out certain transactions and other administrative services, including compliance with regulatory requirements in U.S. and non-U.S. jurisdictions. We are subject to risks of errors and mistakes made by these third parties, which may be attributed to us and subject us or our shareholders to reputational damage, penalties or losses. We depend on third parties to provide primary and back up communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, portfolio monitoring, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control. The terms of the contracts with third-party service providers are often customized and complex, and many of these arrangements occur in markets or relate to products that are not subject to regulatory oversight. Accordingly, we may be unsuccessful in seeking reimbursement or indemnification from these third- party service providers. In addition, we rely on a select number of third-party services providers and replacement of any one of our service providers could be difficult and result in disruption and expense.
Increased data protection regulation may result in increased complexities and risk in connection with the operation of our business.
We operate in businesses that are highly dependent on information systems and technology. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. Cybersecurity has become a priority for regulators in the U.S. and around the world. Many jurisdictions in which we operate have laws and regulations relating to data privacy, cybersecurity and protection of personal information. In addition, the SEC remains extremely focused on cybersecurity, has recently adopted new rules related to cybersecurity, and may adopt additional rules and regulations in the future, including testing the implementation of these procedures and controls. Further, the European General Data Protection Regulation (the “GDPR”) came into effect in May 2018. Data protection requirements under the GDPR are more stringent than those imposed under prior European legislation. There are substantial financial penalties for breach of the GDPR, including up to the higher of 20 million Euros or 4% of group annual worldwide turnover. Non-compliance with any of the aforementioned laws or other similar laws, therefore, represents a serious risk to our business. Some jurisdictions have also enacted laws requiring companies to notify individuals of data security breaches involving certain types of personal data. Breaches in security could potentially jeopardize our, our employees’ or our product investors’ or counterparties’ confidential and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our, our employees’, our product investors’, our counterparties’ or third parties’ operations, which could result in significant losses, increased costs, disruption of our business, liability to our product investors and other counterparties, regulatory intervention or reputational damage. Furthermore, if we fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause our product investors and clients to lose confidence in the effectiveness of our security measures. Finally, there have been significant evolution and developments in the use of artificial intelligence technologies, such as ChatGPT. We cannot fully determine the impact or cybersecurity risk of such evolving technology to our business at this time.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This prospectus contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:
•an economic downturn could disproportionately impact the companies that we intend to target for investment, potentially causing us to experience a decrease in investment opportunities and diminished demand for capital from these companies;
•the impact of elevated interest and inflation rates, ongoing supply chain and labor market disruptions, including those as a result of strikes, work stoppages or accidents, instability in the U.S. and international banking systems, and the risk of recession or a shutdown of government services could impact our business prospects and the prospects of our portfolio companies;
•an economic downturn could also impact availability and pricing of our financing and our ability to access the debt and equity capital markets;
•a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;
•interest rate volatility could adversely affect our results, particularly because we use leverage as part of our investment strategy;
•changes in base interest rates and significant market volatility on our business and our portfolio companies (including our business prospects and the prospects of our portfolio companies including the ability to achieve our and their business objectives), our industry and the global economy including as a result of ongoing supply chain disruptions;
•currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;
•our future operating results;
•the ability of our portfolio companies to achieve their objectives;
•competition with other entities and our affiliates for investment opportunities;
•risks related to the uncertainty of the value of our portfolio investments, particularly those having no liquid trading market;
•the use of borrowed money to finance a portion of our investments as well as any estimates regarding potential use of leverage;
•the adequacy of our financing sources and working capital;
•the loss of key personnel;
•the timing of cash flows, if any, from the operations of our portfolio companies;

•the ability of Blue Owl Credit Advisors LLC (“the Adviser” or “our Adviser”) to locate suitable investments for us and to monitor and administer our investments;
•the ability of the Adviser to attract and retain highly talented professionals;
•our ability to qualify for and maintain our tax treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);
•the impact that environmental, social and governance matters could have on our brand and reputation and our portfolio companies;
•the effect of legal, tax and regulatory changes;
•the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks, and the increasing use of artificial intelligence and machine learning technology;
•the impact of geo-political conditions, including revolution, insurgency, terrorism or war, including those arising out of the ongoing war between Russia and Ukraine and the escalated conflict in the Middle-East, including the Israel-Hamas conflict, and general uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union and China, on financial market volatility, global economic markets, and various markets for commodities globally such as oil and natural gas; and
•other risks, uncertainties and other factors previously identified in the reports and other documents we have filed with the Securities and Exchange Commission (“SEC”).
This prospectus and any prospectus supplement, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Exchange Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS
We estimate that the net proceeds we will receive from this offering will be approximately $           million, based on an offering price of              % per Note, after deducting the fee paid to the underwriters and estimated offering expenses of approximately $                   million payable by us. Such estimate is subject to change and no assurances can be given that actual expenses will not exceed such amount. We expect to use proceeds from this offering to pay down a portion of our existing indebtedness under                 .

CAPITALIZATION
The following table sets forth:
•the actual consolidated capitalization of the Company as of March 31, 2024; and
•the consolidated capitalization of the Company as of March 31, 2024, as adjusted to reflect the sale of $           million aggregate principal amount of Notes at an offering price of            % per Note after deducting discounts and commissions and estimated offering expenses of approximately $                million payable by us and application of the net proceeds as discussed in more detail under “Use of Proceeds.”
You should read this table together with “Use of Proceeds”and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included elsewhere in this prospectus.

($ in thousands, except per share amounts)	March 31, 2024 (Unaudited)	As Adjusted for this Offering
Assets
Investments at fair value	$18,985,959
Cash	662,976
Interest receivable	161,643
Receivable from controlled affiliates	10,702
Receivable for investments sold	7,889
Prepaid expenses and other assets	4,769
Total Assets	$19,833,938
Liabilities
Secured Debt (net of unamortized debt issuance costs)	$5,073,778
Unsecured Notes (net of unamortized debt issuance costs)	3,828,050
Distribution payable	107,255
Payable for investments purchased	304,371
Payables to affiliates	61,056
Tender offer payable	142,174
Accrued expenses and other liabilities	139,490
Total Liabilities	$9,656,174
Commitments and contingencies
Net Assets
Class S Common shares $0.01 par value, 1,000,000,000 shares authorized(1); 371,785,601 shares issued and outstanding	3,718
Class D Common shares $0.01 par value, 1,000,000,000 shares authorized(1); 41,170,574 shares issued and outstanding	412
Class I Common shares $0.01 par value, 1,000,000,000 shares authorized(1); 656,148,634 shares issued and outstanding	6,561
Additional paid-in-capital	9,904,181
Distributable earnings (losses)	262,892
Total Net Assets	10,177,764
Total Liabilities and Net Assets	$19,833,938
Net Asset Value Per Class S Share	$9.50
Net Asset Value Per Class D Share	$9.51
Net Asset Value Per Class I Share	$9.53
_______________
(1)As of June 25, 2024, pursuant to an amendment to the Company’s charter, the Company is authorized to issue 1,500,000,000 additional Common shares, 500,000,000 of which will be classified as Class S Common shares, 0 of which will be classified as Class D Common shares, and 1,000,000,000 of which will be classified as Class I Common shares.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information contained in this section should be read in conjunction with “Financial Statements”. This discussion contains forward-looking statements, which relate to future events or the future performance or financial condition of Blue Owl Credit Income Corp. and involves numerous risks and uncertainties, including, but not limited to, those described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024 and in “Risk Factors”. This discussion also should be read in conjunction with the “Cautionary Statement Regarding Forward Looking Statements”. Actual results could differ materially from those implied or expressed in any forward-looking statements.
Overview
Blue Owl Credit Income Corp. (the “Company”, “we”, “us”, or “our”) is an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the 1940 Act. Formed as a Maryland corporation on April 22, 2020, we are externally managed by Blue Owl Credit Advisors LLC (the “Adviser”) which is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to qualify for the tax treatment applicable to RICs. On October 23, 2020, we formed a wholly-owned subsidiary, OR Lending IC LLC, a Delaware limited liability company, which holds a California finance lenders license. OR Lending IC LLC makes loans to borrowers headquartered in California. From time to time we may form wholly-owned subsidiaries to facilitate the normal course of business.
We are managed by our Adviser. Our Adviser is an indirect affiliate of Blue Owl Capital Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform (“Credit”), which focuses on direct lending. Our Adviser is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the overall supervision of our Board, our Adviser manages our day-to-day operations, and provides investment advisory and management services, to us. The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. Our Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our portfolio companies on an ongoing basis through a team of investment professionals.
We have received an exemptive order that permits us to offer multiple classes of shares of common stock and to impose asset-based servicing and distribution fees and early withdrawal fees. On September 30, 2020, the Adviser purchased 100 shares of our Class I common stock at $10.00 per share, which represents the initial public offering price. The Adviser will not tender these shares for repurchase as long as the Adviser remains the investment adviser of the Company. There is no current intention for the Adviser to discontinue its role. On October 15, 2020, we received a subscription agreement, totaling $25.0 million for the purchase of Class I common shares of our common stock from Owl Rock Feeder FIC ORCIC Equity LLC (“Feeder FIC Equity”), an entity affiliated with the Adviser. On November 12, 2020, we commenced our initial public offering pursuant to which we offered, on a continuous basis, $2,500,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock, and we sold 700,000 shares pursuant to the subscription agreement with Feeder FIC Equity and met the minimum offering requirement for our continuous public offering. The purchase price of these shares sold in the private placement was $10.00 per share. As of March 31, 2021, we had called all of the $25.0 million commitment from Feeder FIC Equity. On February 14, 2022, we commenced our follow-on offering, on a continuous basis, pursuant to which we are currently offering of up to $13,500,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock. The share classes have different upfront selling commissions and ongoing servicing fees. Each class of common stock will be offered through Blue Owl Securities LLC (d/b/a Blue Owl Securities) (the “Dealer Manager”). The Dealer Manager is entitled to receive upfront selling commissions of up to 3.50% of the offering price of each Class S share sold in the offering and 1.50% of the offering price of each Class D share sold. Class I shares are not subject to upfront selling commissions. Any upfront selling commissions for the Class S shares and Class D shares sold in the offering will be deducted from the purchase price. Class S, Class D and Class I shares were offered at initial purchase prices per shares of $10.35, $10.15 and $10.00, respectively. Currently, the purchase price per share for each class of common stock varies, but will not be sold at a price below our net asset value per share of such class, as determined in accordance with our share pricing policy, plus applicable upfront selling commissions. We also engage in private placements of our common stock.
Since meeting the minimum offering requirement and commencing our continuous public offering through March 31, 2024, we have issued 373,781,589 shares of Class S common stock, 79,652,941 shares of Class D common stock, and 644,767,597 shares of Class I common stock for gross proceeds, exclusive of any tender offers and shares issued pursuant to our distribution reinvestment plan, of $3.50 billion, $0.74 billion, and $5.98 billion, respectively, including $1,000 of seed capital contributed by our Adviser in September 2020, approximately $25.0 million in gross proceeds raised from an entity affiliated with the Adviser, and 36,013,591 shares of our Class I common stock issued in a private placement issued to feeder vehicles primarily created to hold our Class I shares for gross proceeds of approximately $0.34 billion. The Adviser, the entity affiliated with the Adviser, and their permitted assignees may not engage in any transaction that would result in the effective economic disposition of the Class I shares.
Our Adviser also serves as investment adviser to Blue Owl Capital Corporation and Blue Owl Capital Corporation II.
Blue Owl consists of three investment platforms: (1) Credit, which focuses on direct lending, (2) GP Strategic Capital, which focuses on providing capital to institutional alternative asset managers and (3) Real Estate, which focuses on triple net lease real estate strategies. Blue Owl’s Credit platform is comprised of the Adviser, Blue Owl Technology Credit Advisors LLC (“OTCA”), Blue Owl Technology Credit Advisors II LLC (“OTCA II”), Blue Owl Credit Private Fund Advisors LLC (“OPFA”) and Blue Owl Diversified Credit Advisors LLC (“ODCA” and together with the Adviser, OTCA, OTCA II, and OPFA, the “Blue Owl Credit Advisers”), which also are registered investment advisers. As of March 31, 2024, the Adviser and its affiliates had $91.29 billion of assets under management across Blue Owl’s Credit platform.
The management of our investment portfolio is the responsibility of the Adviser and the Diversified Lending Investment Committee. We consider these individuals to be our portfolio managers. The Investment Team, is led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser’s senior executive team and Blue Owl’s Credit platform’s investment committees. Blue Owl’s Credit platform has four investment committees each of which focuses on a specific investment strategy (Diversified Lending, Technology Lending, First Lien Lending and Opportunistic Lending). Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged sit on each of Blue Owl’s Credit platform’s investment committees. In addition to Messrs. Ostrover, Lipschultz, Packer and Maged, the Diversified Lending Investment Committee is comprised of Jeff Walwyn, Patrick Linnemann, Meenal Mehta and Logan Nicholson. The Investment Team, under the Diversified Lending Investment Committee’s supervision, sources investment opportunities, conducts research, performs due diligence on potential investments, structures our investments and will monitor our portfolio companies on an ongoing basis.
The Diversified Lending Investment Committee meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by the Adviser on our behalf. In addition, the Diversified Lending Investment Committee reviews and determines whether to make prospective investments (including approving parameters or guidelines pursuant to which investments in broadly syndicated loans may be bought and sold), structures financings and monitors the performance of the investment portfolio. Each investment opportunity requires the approval of a majority of the Diversified Lending Investment Committee. Follow-on investments in existing portfolio companies may require the Diversified Lending Investment Committee's approval beyond that obtained when the initial investment in the portfolio company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the Diversified Lending Investment Committee. The compensation packages of certain Diversified Lending Investment Committee members from the Adviser include various combinations of discretionary bonuses and variable incentive compensation based primarily on performance for services provided and may include shares of Blue Owl.

In addition, we and the Adviser have entered into a dealer manager agreement with Blue Owl Securities and certain participating broker dealers to solicit capital.
We may be prohibited under the Investment Company Act of 1940, as amended (the “1940 Act”) from participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. We rely on an order for exemptive relief (as amended, the “Order”) that has been granted to our Adviser and its affiliates by the SEC to permit us to co-invest with other funds managed by our Adviser or certain affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Order, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching by us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing, and (4) the proposed investment by us would not benefit our Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the Order and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, the Order permits us to continue to invest in our existing portfolio companies with certain affiliates that are private funds if such private funds did not have an investment in such existing portfolio company. The Blue Owl Credit Advisers’ investment allocation policy seeks to ensure equitable allocation of investment opportunities over time between us and other funds managed by our Adviser or its affiliates. As a result of the Order, there could be significant overlap in our investment portfolio and the investment portfolio of the business development companies (“BDCs”), private funds and separately managed accounts managed by the Blue Owl Credit Advisers (collectively, the “Blue Owl Credit Clients”) and/or other funds managed by the Adviser or its affiliates that could avail themselves of exemptive relief and that have an investment objective similar to ours.
We have elected to be regulated as a BDC under the 1940 Act and have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a regulated investment company (“RIC”) for tax purposes under the Code. As a result, we are required to comply with various statutory and regulatory requirements, such as:
•the requirement to invest at least 70% of our assets in “qualifying assets”, as such term is defined in the 1940 Act;
•source of income limitations;
•asset diversification requirements; and
•the requirement to distribute (or be treated as distributing) in each taxable year at least the sum of (i) 90% of our investment company taxable income and (ii) 90% of our net tax-exempt interest for that taxable year.
Our Investment Framework
We are a Maryland corporation organized primarily to originate and make loans to, and make debt and equity investments in, U.S. middle market companies. Our investment objective is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. Since our Adviser and its affiliates began investment activities in April 2016 through March 31, 2024, our Adviser and its affiliates have originated $99.59 billion aggregate principal amount of investments, of which $95.77 billion aggregate principal amount of investments prior to any subsequent exits or repayments, was retained by either us or a corporation or fund advised by our Adviser or its affiliates. We seek to participate in transactions sponsored by what we believe to be high-quality private equity and venture capital firms capable of providing both operational and financial resources. We seek to generate current income primarily in U.S. middle market companies, both sponsored and non-sponsored, through direct originations of senior secured loans or originations of unsecured loans, subordinated loans or mezzanine loans, broadly syndicated loans and, to a lesser extent, investments in equity-related securities including warrants, preferred stock and similar forms of senior equity. Except for our specialty financing portfolio investments, our equity investments are typically not control-oriented investments and we may structure such equity investments to include provisions protecting our rights as a minority-interest holder. We intend, under normal circumstances, to invest directly, or indirectly through our investments in OCIC SLF LLC (f/k/a Blue Owl Credit Income Senior Loan Fund) (“OCIC SLF”) or any similarly situated companies, at least 80% of the value of our total assets in credit investments. We define “credit” to mean debt investments made in exchange for regular interest payments.
We define “middle market companies” generally to mean companies with earnings before interest expense, income tax expense, depreciation and amortization, or “EBITDA,” between $10 million and $250 million annually and/or annual revenue of $50 million to $2.50 billion at the time of investment, although we may on occasion invest in smaller or larger companies if an opportunity presents itself. We generally seek to invest in upper middle-market companies with a loan-to-value ratio of 50% or below.
We expect that generally our portfolio composition will be majority debt or income producing securities, which may include “covenant-lite” loans (as defined below), with a lesser allocation to equity or equity-linked opportunities, including publicly traded debt instruments, which we may hold directly or through special purposes vehicles. These investments may include high-yield bonds, which are often referred to as “junk bonds”, and broadly syndicated loans. In addition, we may invest a portion of our portfolio in opportunistic investments and broadly syndicated loans, which will not be our primary focus, but will be intended to enhance returns to our shareholders and from time to time, we may evaluate and enter into strategic portfolio transactions which may result in additional portfolio companies which we are considered to control. These investments may include high-yield bonds and broadly-syndicated loans, including publicly traded debt instruments, which are typically originated and structured by banks on behalf of large corporate borrowers with employee counts, revenues, EBITDAs and enterprise values larger than those of middle market companies, and equity investments in portfolio companies that make senior secured loan or invest in broadly syndicated loans or structured products, such as life settlements and royalty interests. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates.
Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, to a lesser extent, we may invest in “covenant- lite” loans. We use the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
We target portfolio companies where we can structure larger transactions that comprise 1-2% of our portfolio (with no individual portfolio company generally expected to comprise greater than 5% of our portfolio). As of March 31, 2024, our average investment size in each of our portfolio companies was approximately $61.0 million based on fair value. As of March 31, 2024, excluding the investment in OCIC SLF and certain investments that fall outside our typical borrower profile, our portfolio companies representing 87.2% of our total debt portfolio based on fair value, had weighted average annual revenue of $1.0 billion, weighted average annual EBITDA of $247.0 million, an average interest coverage of 1.8x and an average net loan-to-value of 38.5%.
The companies in which we invest use our capital primarily to support their growth, acquisitions, market or product expansion, refinancings and/or recapitalizations. The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB- or Baa3), which is often referred to as “junk”.

Key Components of Our Results of Operations
Investments
We focus primarily on the direct origination of loans to middle market companies domiciled in the United States.
Our level of investment activity (both the number of investments and the size of each investment) can and will vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make.
In addition, as part of our risk strategy on investments, we may reduce the levels of certain investments through partial sales or syndication to additional lenders.
Revenues
We generate revenues primarily in the form of interest income from the investments we hold. In addition, we may generate income from dividends on either direct equity investments or equity interests obtained in connection with originating loans, such as options, warrants or conversion rights. Our debt investments typically have a term of three to ten years. As of March 31, 2024, 98.4% of our debt investments based on fair value bear interest at a floating rate, subject to interest rate floors in certain cases. Interest on our debt investments is generally payable either monthly or quarterly.
Our investment portfolio consists of floating rate loans, and our credit facility bears interest at a floating rate. Macro trends in base interest rates like SOFR and any other alternative reference rates may affect our net investment income over the long term. However, because we generally originate loans to a small number of portfolio companies each quarter, and those investments vary in size, our results in any given period, including the interest rate on investments that were sold or repaid in a period compared to the interest rate of new investments made during that period, often are idiosyncratic, and reflect the characteristics of the particular portfolio companies that we invested in or exited during the period and not necessarily any trends in our business or macro trends. Generally, because our portfolio consists primarily of floating rate loans, we expect our earnings to benefit from a prolonged higher rate environment.
Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts under U.S. generally accepted accounting principles (“U.S. GAAP”) as interest income using the effective yield method for term instruments and the straight-line method for revolving or delayed draw instruments. Repayments of our debt investments can reduce interest income from period to period. The frequency or volume of these repayments may fluctuate significantly. We record prepayment premiums on loans as interest income. We may also generate revenue in the form of commitment, loan origination, structuring, or due diligence fees, fees for providing managerial assistance to our portfolio companies and possibly consulting fees.
Dividend income on equity investments is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded companies.
Our portfolio activity also reflects the proceeds from sales of investments. We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized gains (losses) on investments in the Consolidated Statements of Operations.
Expenses
Our primary operating expenses include the payment of the management fee, performance based incentive fee, expenses reimbursable under the Administration Agreement and Investment Advisory Agreement, legal and professional fees, interest and other debt expenses and other operating expenses. The management fee and performance based incentive fee compensate our Adviser for work in identifying, evaluating, negotiating, closing, monitoring and realizing our investments.
Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, are provided and paid for by the Adviser. We bear our allocable portion of the compensation paid by the Adviser (or its affiliates) to our Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs). We bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (i) investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Investment Advisory Agreement; (ii) our allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under the Administration Agreement; and (iii) all other expenses of our operations and transactions including, without limitation, those relating to:
•expenses deemed to be “organization and offering expenses” for purposes of Conduct Rule 2310(a)(12) of Financial Industry Regulatory Authority (exclusive of commissions, the dealer manager fee, any discounts and other similar expenses paid by investors at the time of sale of our stock);
•the cost of corporate and organizational expenses relating to offerings of shares of our common stock;
•the cost of calculating our net asset value, including the cost of any third-party valuation services;
•the cost of effecting any sales and repurchases of our common stock and other securities;
•fees and expenses payable under any dealer manager agreements, if any;
•debt service and other costs of borrowings or other financing arrangements;
•costs of hedging;
•expenses, including travel expense, incurred by the Adviser, or members of the investment team, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, enforcing our rights;
•escrow agent, transfer agent and custodial fees and expenses;
•fees and expenses associated with marketing efforts;
•federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies;
•U.S. federal, state and local taxes;
•independent directors’ fees and expenses, including certain travel expenses;
•costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration fees, listing fees and licenses, and the compensation of professionals responsible for the preparation of the foregoing;
•the costs of any reports, proxy statements or other notices to our shareholders (including printing and mailing costs);
•the costs of any shareholder or director meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters;
•commissions and other compensation payable to brokers or dealers;

•research and market data;
•fidelity bond, directors’ and officers’ errors and omissions liability insurance and other insurance premiums;
•direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;
•fees and expenses associated with independent audits, outside legal and consulting costs;
•costs of winding up;
•costs incurred in connection with the formation or maintenance of entities or vehicles to hold our assets for tax or other purposes;
•extraordinary expenses (such as litigation or indemnification); and
•costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws.
We expect, but cannot assure, that our general and administrative expenses will increase in dollar terms during periods of asset growth, but will decline as a percentage of total assets during such periods.
Expense Support and Conditional Reimbursement Agreement
On September 30, 2020, we entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Adviser, the purpose of which was to ensure that no portion of our distributions to shareholders represented a return of capital for tax purposes. The Expense Support Agreement became effective as of November 12, 2020, the date that the Company met the minimum offering requirement and was terminated by the Adviser on March 7, 2023.
On a quarterly basis, the Adviser reimbursed us for “Operating Expenses” (as defined below) in an amount equal to the excess of our cumulative distributions paid to our shareholders in each quarter over “Available Operating Funds” (as defined below) received by us on account of our investment portfolio during such quarter. Any payments that the Adviser was required to make pursuant to the preceding sentence are referred to herein as an “Expense Payment”.
Under the Expense Support Agreement, “Operating Expenses” was defined as all of our operating costs and expenses incurred, as determined in accordance with generally accepted accounting principles for investment companies. “Available Operating Funds” was defined as the sum of (i) our estimated investment company taxable income (including realized net short-term capital gains reduced by realized net long-term capital losses), (ii) our realized net capital gains (including the excess of realized net long-term capital gains over realized net short-term capital losses) and (iii) dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies, if any (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).
The Adviser’s obligation to make Expense Payments under the Expense Support Agreement automatically became a liability of the Adviser and the right to such Expense Payment was an asset of ours on the last business day of the applicable quarter. The Expense Payment for any quarter was be paid by the Adviser to us in any combination of cash or other immediately available funds, and/or offset against amounts due from us to the Adviser no later than the earlier of (i) the date on which we close our books for such quarter, or (ii) forty-five days after the end of such quarter.
Following any quarter in which Available Operating Funds exceed the cumulative distributions paid by us in respect of such quarter (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), we are required to pay such Excess Operating Funds, or a portion thereof, in accordance with the stipulations below, as applicable, to the Adviser, until such time as all Expense Payments made by the Adviser to us within three years prior to the last business day of such quarter have been reimbursed. Any payments required to be made by us are referred to as a “Reimbursement Payment”.
The amount of the Reimbursement Payment for any quarter shall equal the lesser of (i) the Excess Operating Funds in respect of such quarter and (ii) the aggregate amount of all Expense Payments made by the Adviser to us within three years prior to the last business day of such quarter that have not been previously reimbursed by us to the Adviser. The payment will be reduced to the extent that such Reimbursement Payments, together with all other Reimbursement Payments paid during the fiscal year, would cause Other Operating Expenses defined as our total Operating Expenses, excluding base management fees, incentive fees, organization and offering expenses, distribution and shareholder servicing fees, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses on an annualized basis and net of any Expense Payments received by us during the fiscal year to exceed the lesser of: (i) 1.75% of our average net assets attributable to the shares of our common stock for the fiscal year-to-date period after taking such Expense Payments into account; and (ii) the percentage of our average net assets attributable to shares of our common stock represented by Other Operating Expenses during the fiscal year in which such Expense Payment was made (provided, however, that this clause (ii) shall not apply to any Reimbursement Payment which relates to an Expense Payment made during the same fiscal year).
No Reimbursement Payment for any quarter will be made if: (1) the “Effective Rate of Distributions Per Share” (as defined below) declared by us at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) our “Operating Expense Ratio” (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. Pursuant to the Expense Support Agreement, “Effective Rate of Distributions Per Share” means the annualized rate (based on a 365 day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder fees, and declared special dividends or special distributions, if any. The “Operating Expense Ratio” is calculated by dividing Operating Expenses, less organizational and offering expenses, base management and incentive fees owed to Adviser, and interest expense, by our net assets.
The specific amount of expenses reimbursed by the Adviser, if any, will be determined at the end of each quarter. We or the Adviser will be able to terminate the Expense Support Agreement at any time, with or without notice. The Expense Support Agreement will automatically terminate in the event of (a) the termination of the Investment Advisory Agreement, or (b) a determination by our Board to dissolve or liquidate the Company. Upon termination of the Expense Support Agreement, we will be required to fund any Expense Payments that have not been reimbursed by us to the Adviser. As of March 31, 2024, the amount of Expense Support payments provided by our Adviser since inception is $9.4 million.
Our obligation to make Reimbursement Payments, subject to the conditions above, survives the termination of the Expense Support Agreement. There are no Reimbursement Payments conditionally due from the Company to the Adviser.
Reimbursement of Administrative Services
We will reimburse our Adviser for the administrative expenses necessary for its performance of services to us. However, such reimbursement will be made at an amount equal to the lower of our Adviser’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. Also, such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse our Adviser for any services for which it receives a separate fee, for example rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of our Adviser.
Leverage
The amount of leverage we use in any period depends on a variety of factors, including cash available for investing, the cost of financing and general economic and market conditions. On September 30, 2020, we received shareholder approval that allowed us to reduce our asset coverage ratio to 150% effective October 1, 2020. and in connection with their subscription agreements, our investors are required to acknowledge our ability to operate with an asset coverage ratio that may be as low as 150%. As a result, we generally will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the common stock if our asset coverage, as defined in the 1940 Act, would at least be equal to 150% immediately after each such issuance. This reduced asset coverage ratio permits us to double the amount of leverage we can incur. For example, under a 150% asset coverage ratio we may borrow $2 for investment purposes of every $1 of investor equity whereas under a 200% asset coverage ratio we may only borrow $1 for investment purposes for every $1 of investor equity.
In any period, our interest expense will depend largely on the extent of our borrowing and we expect interest expense will increase as we increase our leverage over time subject to the limits of the 1940 Act. In addition, we may dedicate assets to financing facilities.
Potential Market Trends
We believe the middle market lending environment provides opportunities for us to meet our goal of making investments that generate attractive risk-adjusted returns based on a combination of the following factors.
Limited Availability of Capital for Middle Market Companies. The middle market is a large addressable market. According to GE Capital’s National Center for the Middle Market Year-End 2023 Middle Market Indicator, there are approximately 200,000 U.S. middle market companies, which have approximately 48 million aggregate employees. Moreover, the U.S. middle market accounts for one-third of private sector gross domestic product (“GDP”). GE defines U.S. middle market companies as those between $10 million and $1.00 billion in annual revenue, which we believe has significant overlap with our definition of U.S. middle market companies. We believe U.S. middle market companies will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. We believe that regulatory and structural factors, industry consolidation and general risk aversion, limit the amount of traditional financing available to U.S. middle market companies. We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle market issuers as they seek to meet existing and future regulatory capital requirements. We also believe that there are a lack of market participants that are willing to hold meaningful amounts of certain middle market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold its loans without having to syndicate them, coupled with reduced capacity of traditional lenders to serve the middle market, present an attractive opportunity to invest in middle market companies.
Capital Markets Have Been Unable to Fill the Void in U.S. Middle Market Finance Left by Banks. Access to underwritten bond and syndicated loan markets is challenging for middle market companies due to loan size and liquidity. For example, high yield bonds are generally purchased by institutional investors, such as mutual funds and exchange traded funds (“ETFs”), who among other things, are focused on the liquidity characteristics of the bond being issued in order to fund investor redemptions and/or comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities’ initial investment decision.
Syndicated loans arranged through a bank are done either on a “best efforts” basis or are underwritten with terms plus provisions that permit the underwriters to change certain terms, including pricing, structure, yield and tenor, otherwise known as “flex”, to successfully syndicate the loan, in the event the terms initially marketed are insufficiently attractive to investors. Furthermore, banks are generally reluctant to underwrite middle market loans because the arrangement fees they may earn on the placement of the debt generally are not sufficient to meet the banks’ return hurdles. Loans provided by companies such as ours provide certainty to issuers in that we have a more stable capital base and have the ability to invest in illiquid assets, and we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market “flex” or other arrangements that banks may require when acting on an agency basis. In addition, our Adviser has teams focused on both liquid credit and private credit and these teams are able to collaborate with respect to syndicated loans.

Secular Trends Supporting Growth for Private Credit. We believe that periods of market volatility, such as the current period of market volatility caused, in part, by elevated inflation and interest rates, and current geopolitical conditions, have accentuated the advantages of private credit. The availability of capital in the liquid credit market is highly sensitive to market conditions whereas we believe private lending has proven to be a stable and reliable source of capital through periods of volatility. We believe the opportunity set for private credit will continue to expand even after the public markets reopen to normal levels. Financial sponsors and companies today are familiar with direct lending and have seen firsthand the strong value proposition that a private solution can offer. Scale, certainty of execution and flexibility all provide borrowers with a compelling alternative to the syndicated and high yield markets. Based on our experience, there is an emerging trend where higher quality credits that have traditionally been issuers in the syndicated and high yield markets are increasingly seeking private solutions independent of credit market conditions. In our view, this is supported by financial sponsors wanting to work with collaborative financing partners that have scale and breadth of capabilities. We believe the large amount of uninvested capital held by funds of private equity firms broadly, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $2.7 trillion as of December 31, 2023, will continue to drive deal activity. We expect that private equity sponsors will continue to pursue acquisitions and leverage their equity investments with secured loans provided by companies such as us.
Attractive Investment Dynamics. An imbalance between the supply of, and demand for, middle market debt capital creates attractive pricing dynamics. We believe the directly negotiated nature of middle market financings also generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender-protective change of control provisions. Additionally, we believe BDC managers’ expertise in credit selection and ability to manage through credit cycles has generally resulted in BDCs experiencing lower loss rates than U.S. commercial banks through credit cycles. Further, we believe that historical middle market default rates have been lower, and recovery rates have been higher, as compared to the larger market capitalization, broadly distributed market, leading to lower cumulative losses.
Conservative Capital Structures. Following the global credit crisis, which we define broadly as occurring between mid-2007 and mid- 2009, lenders have generally required borrowers to maintain more equity as a percentage of their total capitalization, specifically to protect lenders during economic downturns. With more conservative capital structures, U.S. middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, U.S. middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process and, when necessary, restructuring process.
Attractive Opportunities in Investments in Loans. We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities. We believe that opportunities in senior secured loans are significant because of the floating rate structure of most senior secured debt issuances and because of the strong defensive characteristics of these types of investments. We believe that debt issues with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer’s security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are secured by the issuer’s assets, which may provide protection in the event of a default.
Investment Portfolio
As of March 31, 2024, based on fair value, our portfolio consisted of 85.4% first lien senior secured debt investments (of which 40.6% we consider to be unitranche debt investments (including “last-out” portions of such loans)), 5.0% second-lien senior secured debt investments, 1.3% unsecured debt investments, 1.6% joint ventures, 3.9% preferred equity investments, and 2.8% common equity investments.
As of March 31, 2024, our weighted average total yield of the portfolio at fair value and amortized cost was 11.2% and 11.3%, respectively, and our weighted average yield of accruing debt and income producing securities at fair value and amortized cost was 11.4% and 11.5%, respectively. Refer to our weighted average yields and interest rates table for more information on our calculation of weighted average yields. As of March 31, 2024, the weighted average spread of total debt investments was 5.7%.
As of March 31, 2024 we had investments in 311 portfolio companies with an aggregate fair value of $18.99 billion. As of March 31, 2024, we had net leverage of 0.82x debt-to-equity and we target net leverage of 0.90x-1.25x debt-to-equity.
The current lending environment has seen an increase in public market activity and merger and acquisition activity is currently limited. As a result, repayments have increased. We expect origination activity to increase in the future because of the amount of undeployed capital private equity firms have available and as there is further clarity on the interest rate environment.
The credit quality of our portfolio has been consistent. We continue to focus on investing in recession resistant industries that we are familiar with, including service-oriented sectors such as software, insurance, food and beverage and healthcare, all of which serve diversified and durable end markets. Blue Owl serves as the administrative agent on many of our investments and the majority of our investments are supported by sophisticated financial sponsors who provide operational and financial resources. Our borrowers have a weighted average EBITDA of $247.0 million and we believe this scale contributes to the durability of our borrowers and their ability to adapt to different economic environments. In addition, Blue Owl continues to invest in transactions in excess of $1.00 billion in size, which gives us the ability to structure the terms and spreads of such deals to include wider spreads, lower loan to values, extended call protection, attractive leverage profiles and credit protections. We are continuing to monitor the effect that a continued elevated interest rate environment, may have on our portfolio companies and our investment activities.
Many of the companies in which we invest are continuing to see modest growth in both revenues and EBITDA. However, in the event of further geopolitical, economic and financial market instability in the U.S. and elsewhere, or in the event of continued high interest rates, it is possible that the results of some of the middle market companies similar to those in which we invest could be challenged. While we are not seeing signs of an overall, broad deterioration in our results or those of our portfolio companies at this time, there can be no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic conditions, which could have a negative impact on our future results.
We also continue to invest in OCIC SLF and in specialty financing portfolio companies, including Fifth Season Investments LLC (“Fifth Season”), LSI Financing DAC 1 (“LSI Financing”), and AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC and AAM Series2.1 Aviation Feeder, LLC (collectively, “Amergin AssetCo”) and have seen a meaningful increase in the value of some of these strategic equity positions. In the future we may invest through additional specialty finance portfolio companies, joint ventures, partnerships or other special purpose vehicles. See “Specialty Financing Portfolio Companies.” These companies may use our capital to support acquisitions which could continue to lead to increased dividend income across well-diversified underlying portfolios.

Our investment activity for the three months ended March 31, 2024 and 2023 and the years ended December 31, 2023, 2022 and 2021 is presented below (information presented herein is at par value unless otherwise indicated):

	For the Three Months Ended March 31,
($ in thousands)	2024	2023
New investment commitments
Gross originations	$3,937,343	$645,489
Less: Sell downs	(67,500)	—
Total new investment commitments	$3,869,843	$645,489
Principal amount of investments funded:
First-lien senior secured debt investments	$3,108,053	$478,275
Second-lien senior secured debt investments	21,500	—
Joint ventures	35,000	40,906
Preferred equity investments	—	88,910
Common equity investments	69,408	5,356
Total principal amount of investments funded	$3,233,961	$613,448
Principal amount of investments sold or repaid:
First-lien senior secured debt investments	$811,294	$(28,353)
Second-lien senior secured debt investments	251,684	—
Unsecured debt investments	—	(3)
Preferred equity investments	2,194	—
Total principal amount of investments sold or repaid	$1,065,172	$(28,356)
Number of new investment commitments in new portfolio companies(1)	37	15
Average new investment commitment amount in new portfolio companies	52,452	23,871
Weighted average term for new investment commitments (in years)	5.9	5.3
Percentage of new debt investment commitments at floating rates	100.0%	100.0%
Percentage of new debt investment commitments at fixed rates	—%	—%
Weighted average interest rate of new debt investment commitments(2)(3)	10.5%	10.8%
Weighted average spread over applicable base rate of new floating rate debt investment commitments	5.2%	5.9%
__________________
(1)Number of new investment commitments represents commitments to a particular portfolio company.
(2)For the three months ended March 31, 2024, assumes each floating rate commitment is subject to the greater of the interest rate floor (if applicable) or 3-month SOFR, which was 5.30% as of March 31, 2024.
(3)For the three months ended March 31, 2023, assumes each floating rate commitment is subject to the greater of the interest rate floor (if applicable) or 3-month SOFR, which was 4.91% as of March 31, 2023.

	For the Years Ended December 31,
($ in thousands)	2023	2022	2021
New investment commitments
Gross originations	$7,701,770	$9,513,338	$4,117,615
Less: Sell downs	(1,014,542)	(229,705)	(97,800)
Total new investment commitments	$6,687,228	$9,283,633	$4,019,815
Principal amount of investments funded:
First-lien senior secured debt investments	$6,263,963	$6,048,146	$2,780,567
Second-lien senior secured debt investments	52,400	707,243	550,344
Unsecured debt investments	—	213,068	2,089
Joint ventures	119,656	—	—
Preferred equity investments	152,284	340,291	57,120
Common equity investments	98,925	324,213	70,762
Total principal amount of investments funded	$6,687,228	$7,632,961	$3,460,882
Principal amount of investments sold or repaid:
First-lien senior secured debt investments	$(1,152,682)	$(751,277)	$(333,336)
Second-lien senior secured debt investments	(60,539)	—	(52,000)
Unsecured debt investments	(3)	(142)	—
Preferred equity investments	(16,735)	(305)	—
Common equity investments	(195)	(7,350)	—
Total principal amount of investments sold or repaid	$(1,230,154)	$(759,074)	$(385,336)
Number of new investment commitments in new portfolio companies(1)	86	126	97
Average new investment commitment amount in new portfolio companies	48,668	52,481	27,633
Weighted average term for new investment commitments (in years)	5.5	5.5	6.3
Percentage of new debt investment commitments at floating rates	97.9%	99.2%	98.9%
Percentage of new debt investment commitments at fixed rates	2.1%	0.8%	1.1%
Weighted average interest rate of new debt investment commitments(2)(3)	11.1%	10.3%	6.6%
Weighted average spread over applicable base rate of new floating rate debt investment commitments	5.8%	5.8%	5.8%
__________________
(1)Number of new investment commitments represents commitments to a particular portfolio company.
(2)For the year ended December 31, 2023, assumes each floating rate commitment is subject to the greater of the interest rate floor (if applicable) or 3-month SOFR, which was 5.33% as of December 31, 2023.
(3)For the year ended December 31, 2022, assumes each floating rate commitment is subject to the greater of the interest rate floor (if applicable) or 3-month SOFR, which was 4.59% as of December 31, 2022.
(4)For the year ended December 31, 2021, assumes each floating rate commitment is subject to the greater of the interest rate floor (if applicable) or 3-month LIBOR, which was 0.21% as of December 31, 2021.

Investments at fair value and amortized cost consisted of the below as of the following periods:

	March 31, 2024			December 31, 2023			December 31, 2022
($ in thousands)	Amortized Cost	Fair Value		Amortized Cost	Fair Value		Amortized Cost	Fair Value
First-lien senior secured debt investments(1)	$16,164,363	$16,212,721	(6)	$13,742,305	$13,788,717	(7)	$8,499,854	$8,448,540	(8)
Second-lien senior secured debt investments	973,206	949,983		1,199,591	1,184,755		1,203,388	1,142,862
Unsecured debt investments	247,320	246,741		242,352	244,661		221,564	211,328
Preferred equity investments(2)	732,760	743,606		709,751	721,545		510,033	500,023
Common equity investments(3)	486,367	527,232		416,011	448,974		248,176	264,437
Joint ventures(4)(5)	296,433	305,676		261,433	273,441		141,777	140,394
Total Investments	$18,900,449	$18,985,959		$16,571,443	$16,662,093		$10,824,792	$10,707,584
__________________
(1)Includes debt investment in Amergin AssetCo.
(2)Includes equity investment in LSI Financing.
(3)Includes equity investments in Amergin AssetCo and Fifth Season.
(4)Includes equity investment in OCIC SLF.
(5)This was disclosed as “Investment funds and vehicles” as of December 31, 2022.
(6)40.6% of which we consider unitranche loans.
(7)44.6% of which we consider unitranche loans.
(8)55.4% of which we consider unitranche loans.

The table below describes investments by industry composition based on fair value as of the following periods:

	March 31, 2024	December 31, 2023	December 31, 2022
Advertising and media	3.2%	1.9%	2.8%
Aerospace and defense	0.4	0.5	0.4
Asset based lending and fund finance(1)	1.5	1.7	1.2
Automotive services(2)	0.8	0.7	1.0
Automotive aftermarket(2)	0.2	0.2	0.4
Buildings and real estate	3.2	3.6	4.0
Business services	5.0	5.5	7.3
Chemicals	1.4	1.6	1.7
Consumer products	1.8	2.0	2.4
Containers and packaging	3.0	3.2	3.6
Distribution	2.8	3.0	2.3
Education	0.9	0.8	1.4
Energy equipment and services	0.6	—	0.1
Financial services	3.4	3.1	2.6
Food and beverage	5.3	5.7	5.8
Healthcare equipment and services	4.6	4.8	3.9
Healthcare providers and services	13.2	14.8	14.4
Healthcare technology	4.8	4.3	5.2
Household products	1.7	1.9	2.4
Human resource support services	1.1	1.0	1.1
Infrastructure and environmental services	1.9	1.6	0.9
Insurance(3)	9.7	9.7	9.7
Internet software and services	12.9	12.8	13.6
Joint ventures(4)(6)	1.6	1.6	1.3
Leisure and entertainment	0.7	0.8	1.2
Manufacturing	3.9	5.0	3.0
Pharmaceuticals(5)	1.1	0.5	—
Professional services	5.1	4.4	2.8
Specialty retail	2.2	1.9	3.2
Telecommunications	1.2	0.4	—
Transportation	0.8	1.0	0.3
Total	100.0%	100.0%	100.0%
__________________
(1)Includes investment in Amergin AssetCo.
(2)This was disclosed as “Automotive” as of December 31, 2023 and December 31, 2022.
(3)Includes equity investment in Fifth Season.
(4)Includes equity investment in OCIC SLF.
(5)Includes equity investment in LSI Financing.
(6)This was disclosed as “Investment funds and vehicles” as of December 31, 2022.

The table below describes investments by geographic composition based on fair value as of the following periods:

	March 31, 2024	December 31, 2023	December 31, 2022
United States:
Midwest	22.1%	23.3%	20.4%
Northeast	18.3	17.7	20.0
South	32.1	31.3	29.7
West	18.6	18.5	20.7
International	8.9	9.2	9.2
Total	100.0%	100.0%	100.0%
The table below describes the weighted average yields and interest rates of our investments at fair value as of the following periods:

	March 31, 2024	December 31, 2023	December 31, 2022
Weighted average total yield of portfolio(1)	11.2%	11.4%	10.6%
Weighted average total yield of debt and income producing securities(1)	11.4%	11.6%	10.9%
Weighted average interest rate of debt securities	11.0%	11.2%	10.2%
Weighted average spread over base rate of all floating rate investments	5.7%	5.9%	5.9%
__________________
(1)For non-stated rate income producing investments, computed based on (a) the dividend or interest income earned for the respective trailing twelve months ended on the measurement date, divided by (b) the ending fair value. In instances where historical dividend or interest income data is not available or not representative for the trailing twelve months ended, the dividend or interest income is annualized.

The weighted average yield of our debt and income producing securities is not the same as a return on investment for our shareholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of all of our and our subsidiaries’ fees and expenses. The weighted average yield was computed using the effective interest rates as of each respective date, including accretion of original issue discount and loan origination fees, but excluding investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level.
Our Adviser monitors our portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action with respect to each portfolio company. Our Adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:
•assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;
•periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;
•comparisons to other companies in the portfolio company’s industry; and
•review of monthly or quarterly financial statements and financial projections for portfolio companies.
As part of the monitoring process, our Adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our Adviser rates the credit risk of all investments on a scale of 1 to 5. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors. The rating system is as follows:

Investment Rating	Description

1	Investments rated 1 involve the least amount of risk to our initial cost basis. The borrower is performing above expectations, and the trends and risk factors for this investment since origination or acquisition are generally favorable;

2	Investments rated 2 involve an acceptable level of risk that is similar to the risk at the time of origination or acquisition. The borrower is generally performing as expected and the risk factors are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a rating of 2;

3	Investments rated 3 involve a borrower performing below expectations and indicates that the loan’s risk has increased somewhat since origination or acquisition;

4	Investments rated 4 involve a borrower performing materially below expectations and indicates that the loan’s risk has increased materially since origination or acquisition. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 120 days past due); and

5	Investments rated 5 involve a borrower performing substantially below expectations and indicates that the loan’s risk has increased substantially since origination or acquisition. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 5 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we anticipate will be recovered.
Our Adviser rates the investments in our portfolio at least quarterly and it is possible that the rating of a portfolio investment may be reduced or increased over time. For investments rated 3, 4 or 5, our Adviser enhances its level of scrutiny over the monitoring of such portfolio company.
The Adviser has built out its portfolio management team to include workout experts who closely monitor our portfolio companies and who, on at least a quarterly basis, assess each portfolio company’s operational and liquidity exposure and outlook to understand and mitigate risks; and, on at least a monthly basis, evaluates existing and newly identified situations where operating results are deviating from expectations. As part of its monitoring process, the Adviser focuses on projected liquidity needs and where warranted, re-underwriting credits and evaluating downside and liquidation scenarios.
The Adviser focuses on downside protection by leveraging existing rights available under our credit documents; however, for investments that are significantly underperforming or which may need to be restructured, the Adviser’s workout team partners with the investment team and all material amendments, waivers and restructurings require the approval of a majority of the Diversified Lending Investment Committee. Since inception, two of our investments have been placed on non-accrual status.
The following table shows the composition of our portfolio on the 1 to 5 rating scale as of the following periods:

	March 31, 2024		December 31, 2023		December 31, 2022
Investment Rating	Fair Value	Percentage	Fair Value	Percentage	Fair Value	Percentage
($ in thousands)
1	$1,331,253	7.0%	$942,463	5.7%	$239,458	2.2%
2	17,219,243	90.8	15,378,993	92.2	10,335,440	96.6
3	425,384	2.2	329,859	2.0	127,472	1.2
4	5,550	—	—	—	—	—
5	4,529	—	10,778	0.1	5,214	0.0
Total	$18,985,959	100.0%	$16,662,093	100.0%	$10,707,584	100.0%
The following table shows the amortized cost of our performing and non-accrual debt investments as of the following periods:

	March 31, 2024		December 31, 2023		December 31, 2022
($ in thousands)	Amortized Cost	Percentage	Amortized Cost	Percentage	Amortized Cost	Percentage
Performing	$17,380,418	100.0%	$15,172,755	99.9%	$9,914,939	99.9%
Non-accrual	4,471	0.0	11,493	0.1	9,867	0.1
Total	$17,384,889	100.0%	$15,184,248	100.0%	$9,924,806	100.0%
Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.
Specialty Financing Portfolio Companies
Amergin
Amergin was created to invest in a leasing platform focused on railcar, aviation and other long-lived transportation assets. Amergin acquires existing on-lease portfolios of new and end-of-life railcars and related equipment and selectively purchases off-lease assets and is building a commercial aircraft portfolio through aircraft financing and engine acquisition on a sale and lease back basis. Amergin consists of Amergin AssetCo and Amergin Asset Management LLC, which has entered into a Servicing Agreement with Amergin AssetCo. We made an initial equity commitment to Amergin AssetCo on July 1, 2022. As of March 31, 2024, our commitment to Amergin AssetCo is $148.3 million, of which $62.1 million is equity and $86.2 million is debt. Our investment in Amergin is a co-investment made with our affiliates in accordance with the terms of the exemptive relief that we received from the SEC. We do not consolidate our equity interest in Amergin AssetCo.

Fifth Season Investments LLC
Fifth Season is a portfolio company created to invest in life insurance based assets, including secondary and tertiary life settlement and other life insurance exposures using detailed analytics, internal life expectancy review and sophisticated portfolio management techniques. On July 18, 2022, we made an initial equity commitment to Fifth Season. As of March 31, 2024, our equity investment in Fifth Season was $225.9 million. Our investment in Fifth Season is a co-investment with our affiliates in accordance with the terms of the exemptive relief that we received from the SEC. We do not consolidate our equity interest in Fifth Season.
LSI Financing 1 DAC
LSI Financing is a portfolio company formed to acquire contractual rights to revenue pursuant to earnout agreements generally in the life sciences space. On December 14, 2022, we made an initial equity commitment to LSI Financing. As of March 31, 2024, the fair value of our investment in LSI Financing was $77.6 million. During the three months ended March 31, 2024, we increased our commitment to LSI Financing by $129.6 million. Our investment in LSI Financing is a co-investment made with our affiliates in accordance with the terms of the exemptive relief that we received from the SEC.
OCIC SLF LLC
OCIC SLF LLC (f/k/a Blue Owl Credit Income Senior Loan Fund LLC) (“OCIC SLF”), a Delaware limited liability company, was formed as a wholly-owned subsidiary of the Company and commenced operations on February 14, 2022. On November 2, 2022, the Company and State Teachers Retirement System of Ohio (“OSTRS” and together with the Company, the “Members” and each, a “Member”) entered into an Amended and Restated Limited Liability Company Agreement to co-manage OCIC SLF as a joint-venture. OCIC SLF’s principal purpose is to make investments, primarily in senior secured loans that are made to middle market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. The Company and OSTRS have agreed to contribute $437.5 million and $62.5 million, respectively, to OCIC SLF. The Company and OSTRS have 87.5% and 12.5% economic ownership, respectively, in OCIC SLF. Except under certain circumstances, contributions to OCIC SLF cannot be redeemed. OCIC SLF is managed by a board consisting of an equal number of representatives appointed by each Member and which acts unanimously. Investment decisions must be approved unanimously by an investment committee consisting of an equal number of representative appointed by each Member.
Prior to the Effective Date, OCIC SLF’s wholly owned subsidiaries, ORCIC JV WH LLC and ORCIC JV WH II entered into revolving loan facilities (the “OCIC SLF SPV Asset Facilities”) and in connection therewith entered into master sale and participation agreements pursuant to which we contributed certain collateral assets to the Subsidiaries and such collateral assets became collateral under the OCIC SLF SPV Asset Facilities (the “OCIC SLF SPV Asset Facility Assets”).
On the Effective Date, the Company was deemed to have made a capital contribution of approximately $108.9 million and OSTRS acquired a 12.5% interest in OCIC SLF from the Company for approximately $15.6 million. The amount of the Company’s deemed contribution, and OSTRS’ purchase from the Company, were based on the fair value of the OCIC SLF SPV Asset Facility Assets less certain amounts that had been distributed to the Company and subject to certain adjustments. In connection therewith, the Company and OSTRS agreed and acknowledged that OCIC SPV Asset Facility Assets were assets of OCIC SLF as if they had been acquired pursuant to the terms of the LLC Agreement.
The Company has determined that OCIC SLF is an investment company under Accounting Standards Codification 946, however, in accordance with such guidance, the Company will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company does not consolidate its non-controlling interest in OCIC SLF.

As of March 31, 2024 and December 31, 2023, OCIC SLF had total investments in senior secured debt at fair value, as determined by an independent valuation firm, of $1.49 billion and $1.15 billion, respectively. The determination of fair value is in accordance with FASB ASC 820, as amended; however, such fair value is not included in our valuation process. The following table is a summary of OCIC SLF’s portfolio as well as a listing of the portfolio investments in OCIC SLF’s portfolio as of the following periods:

($ in thousands)	March 31, 2024	December 31, 2023	December 31, 2022
Total senior secured debt investments(1)	$1,507,582	$1,157,358	$529,463
Weighted average spread over base rate(1)	3.7%	3.8%	4.4%
Number of portfolio companies	221	192	74
Largest funded investment to a single borrower(1)	$18,515	$14,420	$14,547
__________________
(1)At par.

OCIC SLF LLC’s Portfolio as of March 31, 2024 (Amounts in thousands) (Unaudited)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Debt Investments
Advertising and media
Fleet U.S. Bidco Inc. (dba Argus Media)(5)(8)	First lien senior secured loan	SR +	3.25%	02/2031	7,249	$7,216	$7,249	2.1%
						7,216	7,249	2.1%
Aerospace and defense
American Airlines, Inc.(7)	First lien senior secured loan	SR +	2.75%	02/2028	1,980	$1,949	$1,978	0.6%
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	SR +	2.00%	06/2028	5,487	5,449	5,486	1.6%
Bleriot US Bidco, Inc.(6)	First lien senior secured loan	SR +	4.00%	10/2028	8,207	8,143	8,233	2.4%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	SR +	3.50%	08/2028	9,030	8,992	9,040	2.5%
KBR, Inc(6)	First lien senior secured loan	SR +	2.25%	01/2031	2,887	2,882	2,891	0.8%
Peraton Corp.(5)	First lien senior secured loan	SR +	3.75%	02/2028	12,425	12,202	12,402	3.5%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.75%	08/2028	2,973	2,968	2,982	0.8%
Transdigm Inc.(6)	First lien senior secured loan	SR +	3.25%	02/2031	4,988	4,976	5,010	1.4%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.75%	02/2030	2,370	2,352	2,374	0.7%
United Airlines, Inc.(6)	First lien senior secured loan	SR +	2.75%	02/2031	2,000	1,990	2,000	0.6%
Vertex Aerospace Services Corp. (dba V2X)(5)	First lien senior secured loan	SR +	3.25%	12/2028	2,985	2,984	2,990	0.9%
						54,887	55,386	15.8%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	SR +	2.25%	04/2029	1,244	$1,238	$1,244	0.4%
First Brands Group LLC(6)	First lien senior secured loan	SR +	5.00%	03/2027	3,991	3,962	3,989	1.1%
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	SR +	3.00%	03/2031	5,143	5,144	5,152	1.5%
PAI Holdco, Inc.(6)(8)	First lien senior secured loan	SR +	3.75%	10/2027	6,545	6,149	6,168	1.8%
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	SR +	3.75%	01/2031	3,324	3,318	3,332	0.9%
						19,811	19,885	5.7%
Buildings and real estate
84 Lumber Company(5)	First lien senior secured loan	SR +	2.75%	11/2030	5,199	$5,176	$5,210	1.5%

OCIC SLF LLC’s Portfolio as of March 31, 2024 (Amounts in thousands) (Unaudited)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
American Builders & Contractors Supply Co., Inc.(6)	First lien senior secured loan	SR +	2.00%	01/2031	3,107	3,105	3,107	0.9%
American Residential Services, LLC(6)	First lien senior secured loan	SR +	3.50%	10/2027	4,477	4,477	4,468	1.3%
Beacon Roofing Supply, Inc.(5)	First lien senior secured loan	SR +	2.25%	05/2028	1,232	1,229	1,233	0.4%
Core & Main LP(6)(8)	First lien senior secured loan	SR +	2.25%	02/2031	6,082	6,053	6,067	1.7%
CPG International LLC(5)	First lien senior secured loan	SR +	2.50%	04/2029	6,877	6,850	6,883	2.0%
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	SR +	4.00%	01/2030	8,978	8,821	8,978	2.6%
Cushman & Wakefield U.S. Borrower, LLC(5)	First lien senior secured loan	SR +	2.75%	08/2025	183	181	182	0.1%
Dodge Construction Network, LLC(6)(8)	First lien senior secured loan	SR +	4.75%	02/2029	5,207	4,495	4,218	1.2%
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(5)	First lien senior secured loan	SR +	2.50%	05/2030	9,233	9,225	9,224	2.6%
Greystar Real Estate Partners, LLC (dba Greystar)(6)(8)	First lien senior secured loan	SR +	3.25%	08/2030	7,963	7,866	7,863	2.2%
GYP Holdings III Corp.(6)	First lien senior secured loan	SR +	2.25%	05/2030	1,995	1,986	1,994	0.6%
Kodiak BP LLC(6)(8)	First lien senior secured loan	SR +	3.75%	03/2028	6,451	6,420	6,419	1.8%
MIWD Holdco II LLC(6)	First lien senior secured loan	SR +	3.50%	03/2031	7,714	7,677	7,744	2.2%
Quikrete Holdings, Inc.(6)	First lien senior secured loan	SR +	2.63%	02/2027	2,657	2,666	2,656	0.8%
Quikrete Holdings, Inc.(6)(8)	First lien senior secured loan	SR +	2.50%	03/2031	4,398	4,387	4,387	1.2%
Quikrete Holdings, Inc.(5)	First lien senior secured loan	SR +	2.75%	03/2029	1,985	1,985	1,985	0.6%
RealPage, Inc.(5)	First lien senior secured loan	SR +	3.00%	04/2028	13,405	12,957	13,033	3.7%
Wrench Group LLC(6)	First lien senior secured loan	SR +	4.00%	10/2028	11,660	11,645	11,689	3.3%
						107,201	107,340	30.7%
Business services
ASGN, Inc.(6)	First lien senior secured loan	SR +	1.75%	08/2030	995	$993	$995	0.3%
Boxer Parent Company Inc. (f/k/a BMC)(5)	First lien senior secured loan	SR +	4.25%	12/2028	9,100	9,042	9,151	2.6%
BrightView Landscapes, LLC(6)	First lien senior secured loan	SR +	3.00%	04/2029	6,519	6,369	6,519	1.9%
Brown Group Holdings, LLC(6)	First lien senior secured loan	SR +	3.00%	07/2029	5,392	5,370	5,389	1.6%
ConnectWise, LLC(6)	First lien senior secured loan	SR +	3.50%	09/2028	10,414	9,967	10,404	3.0%
Conservice Midco, LLC(5)	First lien senior secured loan	SR +	4.00%	05/2027	998	998	1,000	0.3%
IDEMIA Group SAS(6)(8)	First lien senior secured loan	SR +	4.25%	09/2028	4,990	4,983	5,002	1.4%
MKS Instruments, Inc.(6)	First lien senior secured loan	SR +	2.50%	08/2029	2,955	2,950	2,954	0.8%
Packers Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	03/2028	3,918	2,718	2,483	0.7%
POLARIS PURCHASER, INC. (dba Plusgrade)(6)(8)	First lien senior secured loan	SR +	4.50%	03/2031	7,568	7,494	7,492	2.1%
Sitel Worldwide Corp.(5)	First lien senior secured loan	SR +	3.75%	08/2028	6,921	6,830	5,916	1.7%
Vestis Corp(6)	First lien senior secured loan	SR +	2.25%	02/2031	4,571	4,561	4,566	1.3%

OCIC SLF LLC’s Portfolio as of March 31, 2024 (Amounts in thousands) (Unaudited)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
VM Consolidated, Inc.(6)	First lien senior secured loan	SR +	2.75%	03/2028	2,100	2,091	2,107	0.6%
						64,366	63,978	18.3%
Chemicals
Aruba Investments Holdings LLC (dba Angus Chemical Company)(5)(8)	First lien senior secured loan	SR +	4.75%	11/2027	7,451	$7,256	$7,434	2.1%
Axalta Coating Systems US Holdings Inc.(6)	First lien senior secured loan	SR +	2.00%	12/2029	5,117	5,118	5,121	1.5%
Blue Tree Holdings, Inc.(6)	First lien senior secured loan	SR +	2.50%	03/2028	3,954	3,923	3,938	1.1%
Cyanco Intermediate 2 Corp.(5)	First lien senior secured loan	SR +	4.75%	07/2028	5,117	5,055	5,132	1.5%
DCG Acquisition Corp.(5)	First lien senior secured loan	SR +	4.50%	09/2026	10,022	10,000	10,003	2.9%
H.B. Fuller Company(6)	First lien senior secured loan	SR +	2.00%	02/2030	1,741	1,739	1,742	0.5%
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.75%	11/2027	2,970	2,888	2,971	0.8%
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.50%	02/2030	3,477	3,445	3,473	1.0%
Ineos US Finance LLC(6)	First lien senior secured loan	SR +	3.75%	01/2031	4,000	3,963	4,003	1.1%
Ineos US Petrochem LLC(5)	First lien senior secured loan	SR +	3.75%	03/2030	5,975	5,934	5,956	1.7%
Nouryon Finance B.V.(5)	First lien senior secured loan	SR +	4.00%	04/2028	2,481	2,462	2,487	0.7%
Nouryon Finance B.V.(6)	First lien senior secured loan	SR +	4.00%	10/2025	7,766	7,711	7,778	2.2%
Windsor Holdings III LLC(6)	First lien senior secured loan	SR +	4.00%	08/2030	10,709	10,643	10,729	3.1%
						70,137	70,767	20.2%
Consumer products
HomeServe USA Holding Corp.(5)	First lien senior secured loan	SR +	3.00%	10/2030	5,500	$5,464	$5,513	1.6%
Olaplex, Inc.(5)	First lien senior secured loan	SR +	3.50%	02/2029	5,207	4,892	4,818	1.4%
						10,356	10,331	3.0%
Containers and packaging
Berlin Packaging L.L.C.(5)	First lien senior secured loan	SR +	3.75%	03/2028	12,470	$12,130	$12,478	3.6%
BW Holding, Inc.(6)	First lien senior secured loan	SR +	4.00%	12/2028	7,669	7,566	7,165	2.0%
Charter NEX US, Inc.(5)	First lien senior secured loan	SR +	3.50%	12/2027	4,916	4,885	4,924	1.4%
Plaze, Inc.(5)	First lien senior secured loan	SR +	3.75%	08/2026	6,842	6,681	6,722	1.9%
Pregis Topco LLC(5)	First lien senior secured loan	SR +	3.75%	07/2026	5,984	5,965	5,990	1.7%
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	SR +	4.50%	11/2028	12,222	12,150	12,228	3.5%
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	SR +	3.50%	08/2028	9,639	9,498	9,655	2.8%
SupplyOne, Inc.(6)(8)	First lien senior secured loan	SR +	4.25%	04/2031	7,357	7,284	7,320	2.1%
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	SR +	3.25%	03/2028	14,103	13,724	13,927	4.0%
						79,883	80,409	23.0%
Distribution
Aramsco, Inc.(6)	First lien senior secured loan	SR +	4.75%	10/2030	8,515	$8,350	$8,529	2.4%
Aramsco, Inc.(6)(9)	First lien senior secured delayed draw term loan	SR +	4.75%	10/2030	—	—	—	—%

OCIC SLF LLC’s Portfolio as of March 31, 2024 (Amounts in thousands) (Unaudited)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	SR +	4.00%	01/2027	9,765	9,738	9,769	2.8%
Dealer Tire Financial, LLC(5)(8)	First lien senior secured loan	SR +	3.75%	12/2027	5,905	5,884	5,934	1.7%
Foundation Building Materials, Inc.(6)	First lien senior secured loan	SR +	4.00%	11/2028	8,523	8,439	8,552	2.5%
SRS Distribution, Inc.(5)	First lien senior secured loan	SR +	3.50%	06/2028	11,500	10,950	11,570	3.3%
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	SR +	3.75%	10/2027	13,269	12,898	13,304	3.8%
						56,259	57,658	16.5%
Education
Renaissance Learning, Inc.(5)	First lien senior secured loan	SR +	4.25%	04/2030	11,459	$11,380	$11,474	3.3%
Severin Acquisition, LLC (dba Powerschool)(6)	First lien senior secured loan	SR +	3.00%	08/2025	8,438	8,361	8,450	2.4%
Sophia, L.P.(5)	First lien senior secured loan	SR +	3.50%	10/2029	12,664	12,540	12,712	3.6%
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	SR +	4.50%	10/2030	8,641	8,611	8,671	2.5%
						40,892	41,307	11.8%
Energy equipment and services
AMG Advanced Metallurgical Group N.V(5)	First lien senior secured loan	SR +	3.50%	11/2028	3,421	$3,409	$3,402	1.0%
AZZ Inc.(5)	First lien senior secured loan	SR +	3.25%	05/2029	10,131	10,094	10,167	2.9%
Brookfield WEC Holdings Inc.(6)	First lien senior secured loan	SR +	2.75%	01/2031	11,690	11,640	11,673	3.3%
Calpine Construction Finance Company(5)	First lien senior secured loan	SR +	2.25%	07/2030	995	989	994	0.3%
Calpine Corporation(6)	First lien senior secured loan	SR +	2.00%	01/2031	5,123	5,105	5,090	1.5%
Pike Corp.(5)	First lien senior secured loan	SR +	3.00%	01/2028	5,300	5,219	5,314	1.5%
Rockwood Service Corp.(5)	First lien senior secured loan	SR +	4.25%	01/2027	6,449	6,436	6,463	1.8%
						42,892	43,103	12.3%
Financial services
Acuris Finance US, Inc. (ION Analytics) (6)	First lien senior secured loan	SR +	4.00%	02/2028	6,847	$6,747	$6,832	2.0%
AllSpring Buyer(6)	First lien senior secured loan	SR +	3.75%	11/2028	7,917	7,880	7,905	2.3%
Ascensus Holdings, Inc.(5)	First lien senior secured loan	SR +	3.50%	08/2028	2,992	2,971	2,977	0.9%
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	SR +	3.00%	01/2031	12,000	11,946	12,032	3.4%
Citadel Securities, LP(6)	First lien senior secured loan	SR +	2.25%	07/2030	9,944	9,919	9,931	2.8%
Citco Funding LLC(6)	First lien senior secured loan	SR +	3.25%	04/2028	6,219	6,191	6,224	1.8%
Deerfield Dakota Holdings(6)	First lien senior secured loan	SR +	3.75%	04/2027	9,801	9,500	9,748	2.8%
Focus Financial Partners, LLC(6)	First lien senior secured loan	SR +	2.75%	06/2028	7,910	7,781	7,881	2.3%
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2029	4,938	4,863	4,953	1.4%
Harbourvest Partners, L.P.(6)(8)	First lien senior secured loan	SR +	2.50%	04/2030	2,494	2,473	2,494	0.6%
Jane Street Group, LLC(6)	First lien senior secured loan	SR +	2.50%	01/2028	4,471	4,456	4,472	1.3%
Janus International Group, LLC(6)	First lien senior secured loan	SR +	3.25%	08/2030	4,975	4,948	4,989	1.4%

OCIC SLF LLC’s Portfolio as of March 31, 2024 (Amounts in thousands) (Unaudited)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Kestra Advisor Services Holdings A Inc(6)	First lien senior secured loan	SR +	4.00%	03/2031	6,571	6,556	6,583	1.9%
MARINER WEALTH ADVISORS, LLC(6)(8)	First lien senior secured loan	SR +	3.25%	08/2028	1,578	1,578	1,578	0.5%
OneDigital Borrower LLC(5)	First lien senior secured loan	SR +	4.25%	11/2027	5,896	5,900	5,889	1.7%
Saphilux S.a.r.L (dba IQ EQ)(6)(8)	First lien senior secured loan	SR +	4.00%	07/2028	10,474	10,366	10,500	3.0%
Teneo Holdings LLC(5)	First lien senior secured loan	SR +	4.75%	03/2031	12,875	12,746	12,892	3.7%
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	SR +	4.00%	05/2028	2,494	2,454	2,498	0.7%
USI, Inc.(6)	First lien senior secured loan	SR +	3.25%	09/2030	3,295	3,288	3,296	0.9%
						122,563	123,674	35.4%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	SR +	2.25%	09/2030	2,993	$2,980	$2,990	0.9%
AI Aqua Merger Sub, Inc. (dba Culligan International)(5)	First lien senior secured loan	SR +	3.75%	07/2028	4,565	4,552	4,570	1.3%
AI Aqua Merger Sub, Inc. (dba Culligan International)(6)(9)(10)	First lien senior secured delayed draw term loan	SR +	4.25%	07/2028	7,179	6,953	7,188	2.1%
Aramark Services, Inc.(6)	First lien senior secured loan	SR +	2.00%	06/2030	1,985	1,970	1,984	0.6%
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	SR +	4.25%	12/2030	5,000	4,952	5,009	1.4%
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	SR +	4.00%	09/2028	10,846	10,735	10,824	3.1%
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	SR +	4.00%	02/2031	8,498	8,426	8,507	2.4%
IRB Holding Corp (dba Inspire Brands, Inc.)(6)	First lien senior secured loan	SR +	2.75%	12/2027	1,723	1,724	1,723	0.5%
Pegasus BidCo B.V.(6)(8)	First lien senior secured loan	SR +	3.75%	07/2029	12,409	11,988	12,409	3.5%
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	SR +	2.50%	03/2027	2,857	2,839	2,851	0.8%
Utz Quality Foods, LLC(6)	First lien senior secured loan	SR +	3.00%	01/2028	2,105	2,106	2,108	0.6%
Whatabrands LLC (dba Whataburger Restaurants LLC)(6)	First lien senior secured loan	SR +	3.25%	08/2028	1,995	1,991	1,995	0.6%
						61,216	62,158	17.8%
Healthcare equipment and services
Confluent Medical Technologies, Inc.(6)(8)	First lien senior secured loan	SR +	3.75%	02/2029	9,664	$9,547	$9,664	2.8%
Curium BidCo S.A.R.L (dba Curium Pharma)(6)(8)	First lien senior secured loan	SR +	4.50%	07/2029	8,027	8,022	8,027	2.2%
Dermatology Intermediate Holdings III, Inc.(6)	First lien senior secured loan	SR +	4.25%	03/2029	13,881	13,730	13,541	3.9%
Medline Borrower, LP(5)	First lien senior secured loan	SR +	3.00%	10/2028	3,878	3,473	3,887	1.1%
Natus Medical, Inc.(6)(8)	First lien senior secured loan	SR +	5.50%	07/2029	4,444	4,174	4,155	1.2%
Nexstar Broadcasting, Inc.(5)	First lien senior secured loan	SR +	2.50%	09/2026	4,300	4,302	4,299	1.2%
Resonetics, LLC(6)	First lien senior secured loan	SR +	4.00%	04/2028	8,571	8,504	8,571	2.5%
Zest Acquisition Corp.(5)(8)	First lien senior secured loan	SR +	5.50%	02/2028	9,415	9,169	9,344	2.7%
						60,921	61,488	17.6%

OCIC SLF LLC’s Portfolio as of March 31, 2024 (Amounts in thousands) (Unaudited)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Healthcare providers and services
Covetrus, Inc.(6)	First lien senior secured loan	SR +	5.00%	10/2029	9,405	$8,925	$9,409	2.7%
HAH Group Holding Company LLC (dba Help at Home)(5)(8)	First lien senior secured loan	SR +	5.00%	10/2027	3,790	3,762	3,790	1.1%
HAH Group Holding Company LLC (dba Help at Home)(5)(8)	First lien senior secured loan	SR +	5.00%	10/2027	7,450	7,425	7,413	2.1%
Inception Finco S.à.r.l (dba IVI RMA)(6)	First lien senior secured loan	SR +	4.50%	03/2031	5,571	5,545	5,565	1.6%
Inizio Group Limited (dba UDG Healthcare)(6)	First lien senior secured loan	SR +	4.25%	08/2028	4,731	4,691	4,719	1.3%
LSCS Holdings, Inc.(5)	First lien senior secured loan	SR +	4.50%	12/2028	9,829	9,655	9,657	2.8%
Pacific Dental Services, LLC(6)(8)	First lien senior secured loan	SR +	3.25%	03/2031	7,786	7,767	7,766	2.2%
Pediatric Associates Holding Company, LLC(5)(8)	First lien senior secured loan	SR +	4.50%	12/2028	3,013	2,871	2,742	0.8%
Pediatric Associates Holding Company, LLC(5)(8)	First lien senior secured loan	SR +	3.25%	12/2028	7,858	7,508	6,935	2.0%
Phoenix Guarantor Inc(6)	First lien senior secured loan	SR +	3.25%	02/2031	14,672	14,529	14,473	4.1%
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	SR +	3.25%	11/2028	7,350	7,147	7,364	2.1%
Physician Partners, LLC(6)	First lien senior secured loan	SR +	4.00%	12/2028	11,819	11,289	8,762	2.5%
Select Medical Corp.(5)	First lien senior secured loan	SR +	3.00%	03/2027	2,872	2,860	2,874	0.8%
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	SR +	3.50%	12/2030	3,416	3,397	3,430	1.0%
Team Services Group, LLC(7)	First lien senior secured loan	SR +	5.00%	12/2027	6,227	6,197	6,212	1.8%
						103,568	101,111	28.9%
Healthcare technology
Bracket Intermediate Holding Corp.(6)	First lien senior secured loan	SR +	5.00%	05/2028	9,811	$9,678	$9,825	2.8%
Cotiviti, Inc.(6)	First lien senior secured loan	SR +	3.25%	03/2031	7,333	7,298	7,321	2.1%
Ensemble RCM, LLC(6)	First lien senior secured loan	SR +	3.00%	08/2029	6,649	6,619	6,661	1.9%
Gainwell Acquisition Corp.(6)	First lien senior secured loan	SR +	4.00%	10/2027	2,305	2,251	2,201	0.6%
GHX Ultimate Parent Corporation (dba Global Healthcare Exchange)(6)(8)	First lien senior secured loan	SR +	4.00%	06/2027	5,970	5,924	6,000	1.8%
Imprivata, Inc.(6)(8)	First lien senior secured loan	SR +	4.25%	12/2027	9,640	9,497	9,645	2.8%
Imprivata, Inc.(6)(8)	First lien senior secured loan	SR +	3.50%	12/2027	8,875	8,875	8,875	2.5%
IQVIA, Inc.(6)	First lien senior secured loan	SR +	2.00%	01/2031	2,106	2,107	2,114	0.6%
PointClickCare Technologies Inc.(6)	First lien senior secured loan	SR +	3.00%	12/2027	1,980	1,955	1,982	0.6%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	SR +	3.50%	03/2028	7,459	7,427	7,445	2.1%
R1 RCM Inc.(5)	First lien senior secured loan	SR +	3.00%	06/2029	6,770	6,714	6,785	1.9%
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(5)	First lien senior secured loan	SR +	4.00%	10/2029	3,486	3,485	3,492	1.0%
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	2.75%	09/2029	12,403	12,354	12,395	3.5%

OCIC SLF LLC’s Portfolio as of March 31, 2024 (Amounts in thousands) (Unaudited)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
						84,184	84,741	24.2%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	SR +	2.75%	06/2030	1,985	$1,976	$1,989	0.6%
						1,976	1,989	0.6%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(6)	First lien senior secured loan	SR +	5.50%	08/2029	7,560	$7,515	$7,568	2.2%
iSolved, Inc.(5)	First lien senior secured loan	SR +	4.00%	10/2030	6,234	6,175	6,262	1.8%
UKG Inc.(6)	First lien senior secured loan	SR +	3.50%	02/2031	9,540	9,532	9,586	2.7%
						23,222	23,416	6.7%
Infrastructure and environmental services
Madison IAQ, LLC(5)	First lien senior secured loan	SR +	3.25%	06/2028	5,604	$5,523	$5,592	1.6%
Osmose Utilities Services, Inc.(5)	First lien senior secured loan	SR +	3.25%	06/2028	7,014	6,616	6,909	2.0%
						12,139	12,501	3.6%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	SR +	4.25%	02/2027	1,995	$2,006	$1,997	0.6%
Acrisure, LLC(5)	First lien senior secured loan	SR +	4.50%	12/2030	9,199	8,865	9,222	2.7%
AssuredPartners, Inc.(5)	First lien senior secured loan	SR +	3.50%	02/2031	11,679	11,534	11,686	3.3%
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR +	3.75%	01/2029	7,474	7,441	7,489	2.1%
Hub International(6)	First lien senior secured loan	SR +	3.25%	06/2030	6,990	6,995	6,991	2.0%
Hyperion Refinance S.a.r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	4.00%	04/2030	3,960	3,817	3,972	1.1%
Hyperion Refinance S.a.r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.50%	02/2031	10,224	10,175	10,225	2.9%
IMA Financial Group, Inc.(5)	First lien senior secured loan	SR +	3.75%	11/2028	5,691	5,672	5,696	1.6%
Truist Insurance Holdings, LLC(6)	First lien senior secured loan	SR +	3.25%	03/2031	7,357	7,339	7,345	2.2%
						63,844	64,623	18.5%
Internet software and services
Applied Systems, Inc.(6)	First lien senior secured loan	SR +	3.50%	02/2031	3,000	2,997	3,017	0.9%
Barracuda Parent, LLC(6)	First lien senior secured loan	SR +	4.50%	08/2029	10,468	10,107	10,397	3.0%
Cloud Software Group, Inc.(6)(8)	First lien senior secured loan	SR +	4.50%	03/2031	8,211	8,150	8,169	2.3%
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	4.50%	03/2029	4,975	4,761	4,948	1.4%
Dayforce Inc(6)(8)	First lien senior secured loan	SR +	2.50%	03/2031	7,685	7,667	7,665	2.2%
Delta TopCo, Inc. (dba Infoblox, Inc.)(7)	First lien senior secured loan	SR +	3.75%	12/2027	12,338	11,694	12,344	3.5%
E2open, LLC(5)	First lien senior secured loan	SR +	3.50%	02/2028	8,318	8,225	8,317	2.4%
Idera, Inc.(6)	First lien senior secured loan	SR +	3.75%	03/2028	9,258	9,103	9,208	2.6%
Infinite Bidco LLC(6)	First lien senior secured loan	SR +	3.75%	03/2028	5,056	4,921	4,976	1.3%
McAfee Corp.(5)	First lien senior secured loan	SR +	3.75%	03/2029	6,246	6,015	6,239	1.8%
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	SR +	4.50%	05/2029	7,862	7,420	7,508	2.1%

OCIC SLF LLC’s Portfolio as of March 31, 2024 (Amounts in thousands) (Unaudited)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Perforce Software, Inc.(5)	First lien senior secured loan	SR +	3.75%	07/2026	4,951	4,771	4,896	1.4%
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	SR +	4.75%	10/2030	10,000	9,856	10,047	2.9%
Project Sky Merger Sub, Inc.(6)	First lien senior secured loan	SR +	3.75%	10/2028	4,494	4,470	4,471	1.3%
Proofpoint, Inc.(5)	First lien senior secured loan	SR +	3.25%	08/2028	15,003	15,003	15,003	4.3%
Quartz Acquireco, LLC (dba Qualtrics)(6)	First lien senior secured loan	SR +	3.50%	06/2030	7,010	6,971	7,019	2.0%
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	SR +	5.00%	05/2028	9,000	8,714	8,922	2.7%
Sophos Holdings, LLC(5)	First lien senior secured loan	SR +	3.50%	03/2027	10,411	10,265	10,424	3.0%
The Dun & Bradstreet Corporation(5)	First lien senior secured loan	SR +	2.75%	01/2029	4,427	4,428	4,426	1.3%
UST Holdings, Ltd.(5)	First lien senior secured loan	SR +	3.50%	11/2028	8,516	8,496	8,469	2.4%
Vertiv Group Corp.(5)	First lien senior secured loan	SR +	2.50%	03/2027	517	518	518	0.1%
VS Buyer LLC(6)	First lien senior secured loan	SR +	3.25%	02/2027	2,961	2,961	2,960	0.8%
Webpros Luxembourg Sarl(6)(8)	First lien senior secured loan	SR +	4.00%	03/2031	6,857	6,840	6,840	2.0%
						169,156	171,597	49.1%
Investment funds and vehicle
Finco I, LLC(6)	First lien senior secured loan	SR +	3.00%	06/2029	4,970	$4,966	$4,975	1.4%
First Eagle Investments Management LLC(6)	First lien senior secured loan	SR +	3.00%	02/2029	6,554	6,457	6,480	1.9%
						11,423	11,455	3.3%
Leisure and entertainment
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	SR +	2.25%	01/2030	1,500	$1,497	$1,500	0.4%
						1,497	1,500	0.4%
Manufacturing
Altar Bidco, Inc.(7)	First lien senior secured loan	SR +	3.10%	02/2029	4,703	$4,526	$4,694	1.3%
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	SR +	3.75%	11/2028	6,000	5,977	6,008	1.7%
Columbus McKinnon Corp.(6)(8)	First lien senior secured loan	SR +	2.50%	05/2028	444	442	445	0.1%
DXP Enterprises, Inc.(7)	First lien senior secured loan	SR +	4.75%	10/2030	10,382	10,228	10,375	3.1%
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	SR +	3.75%	05/2028	11,508	11,431	11,460	3.3%
Entegris, Inc.(5)	First lien senior secured loan	SR +	2.50%	07/2029	1,592	1,593	1,592	0.5%
Filtration Group Corporation(5)	First lien senior secured loan	SR +	4.25%	10/2028	7,950	7,932	7,969	2.3%
Gates Global LLC(5)	First lien senior secured loan	SR +	3.00%	11/2029	1,980	1,955	1,985	0.6%
Pro Mach Group, Inc.(5)	First lien senior secured loan	SR +	3.75%	08/2028	14,420	14,046	14,464	4.1%
Refficiency Holdings, LLC (dba Legence)(5)	First lien senior secured loan	SR +	3.50%	12/2027	8,552	8,521	8,550	2.4%
STS Operating, Inc.(6)	First lien senior secured loan	SR +	4.00%	03/2031	9,571	9,525	9,590	2.7%
Summit Materials, LLC(6)	First lien senior secured loan	SR +	2.50%	01/2029	4,339	4,329	4,358	1.2%
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	SR +	3.75%	03/2028	10,357	10,243	10,371	3.0%

OCIC SLF LLC’s Portfolio as of March 31, 2024 (Amounts in thousands) (Unaudited)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Zekelman Industries Inc. (dba Zekelman Industries)(6)	First lien senior secured loan	SR +	2.25%	01/2031	9,217	9,194	9,218	2.6%
						99,942	101,079	28.9%
Pharmaceuticals
Fortrea Holdings Inc.(5)	First lien senior secured loan	SR +	3.75%	07/2030	5,386	$5,368	$5,399	1.5%
						5,368	5,399	1.5%
Professional services
Apex Group Treasury, LLC(6)	First lien senior secured loan	SR +	3.75%	07/2028	4,875	$4,724	$4,865	1.4%
Apex Group Treasury, LLC(6)(8)	First lien senior secured loan	SR +	5.00%	07/2028	7,213	7,004	7,213	2.1%
Arsenal AIC Parent, LLC (dba Arconic)(6)	First lien senior secured loan	SR +	3.75%	08/2030	7,220	7,192	7,237	2.0%
Camelot U.S. Acquisition 1 Co.(6)	First lien senior secured loan	SR +	2.75%	01/2031	7,180	7,165	7,175	2.1%
Corporation Service Company(5)	First lien senior secured loan	SR +	2.75%	11/2029	1,656	1,653	1,658	0.5%
Element Solutions, Inc.(6)	First lien senior secured loan	SR +	2.00%	12/2030	1,995	1,992	1,995	0.6%
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	SR +	4.00%	09/2030	9,197	9,105	9,123	2.6%
Omnia Partners, LLC(6)	First lien senior secured loan	SR +	4.25%	07/2030	9,191	9,180	9,226	2.5%
Red Ventures, LLC(6)	First lien senior secured loan	SR +	3.00%	03/2030	2,327	2,306	2,315	0.7%
Skopima Merger Sub Inc.(5)	First lien senior secured loan	SR +	4.00%	05/2028	5,702	5,475	5,672	1.6%
Sovos Compliance, LLC(5)	First lien senior secured loan	SR +	4.50%	08/2028	13,406	13,079	13,271	3.8%
Thevelia (US) LLC (dba Tricor)(6)	First lien senior secured loan	SR +	3.75%	06/2029	2,993	2,993	2,994	0.9%
Vistage Worldwide, Inc.(6)	First lien senior secured loan	SR +	4.75%	07/2029	9,751	9,616	9,727	2.8%
						81,484	82,471	23.6%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	SR +	2.00%	05/2028	4,767	$4,755	$4,718	1.3%
Ciena Corp.(5)	First lien senior secured loan	SR +	2.00%	10/2030	2,988	2,981	2,991	0.9%
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	SR +	2.50%	09/2028	4,458	4,412	4,341	1.2%
Zayo Group Holdings, Inc.(5)	First lien senior secured loan	SR +	4.33%	03/2027	9,800	8,036	8,733	2.5%
						20,184	20,783	5.9%
Transportation
Echo Global Logistics, Inc.(5)	First lien senior secured loan	SR +	3.50%	11/2028	3,629	$3,575	$3,571	1.0%
KKR Apple Bidco, LLC(6)	First lien senior secured loan	SR +	3.50%	09/2028	2,192	2,189	2,197	0.6%
Uber Technologies, Inc.(6)	First lien senior secured loan	SR +	2.75%	03/2030	1,577	1,573	1,583	0.5%
						7,337	7,351	2.1%
Total Debt Investments						$1,483,924	$1,494,749	427.5%
Total Investments						$1,483,924	$1,494,749	427.5%
____________________
(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF’s SPV Debt Facilities.
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.

(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of March 31, 2024 was 5.33%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of March 31, 2024 was 5.30%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of March 31, 2024 was 5.22%.
(8)Level 3 investment.
(9)Position or portion thereof is an unfunded loan commitment.
(10)The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 ($ in thousands)
Company(1)(3)(4)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Debt Investments
Aerospace and defense
American Airlines, Inc.(7)	First lien senior secured loan	SR + 2.75%	02/2028	1,980	$1,947	$1,976	0.7%
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	SR + 2.50%	06/2028	9,490	9,413	9,505	3.1%
Barnes Group, Inc.(5)	First lien senior secured loan	SR + 3.00%	09/2030	6,484	6,437	6,497	2.1%
Bleriot US Bidco, Inc.(6)	First lien senior secured loan	SR + 4.00%	10/2028	5,927	5,847	5,946	2.0%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	SR + 4.00%	08/2028	1,809	1,797	1,813	0.6%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	SR + 4.00%	04/2026	4,221	4,194	4,229	1.4%
Peraton Corp.(5)	First lien senior secured loan	SR + 3.75%	02/2028	12,458	12,219	12,474	4.0%
Transdigm Inc.(6)	First lien senior secured loan	SR + 3.25%	02/2031	5,000	4,988	5,019	1.7%
Transdigm, Inc.(6)	First lien senior secured loan	SR + 3.25%	08/2028	2,973	2,967	2,984	1.0%
Transdigm, Inc.(6)	First lien senior secured loan	SR + 3.25%	02/2027	2,970	2,923	2,980	1.0%
Vertex Aerospace Services Corp. (dba V2X)(5)	First lien senior secured loan	SR + 3.25%	12/2028	2,993	2,989	2,994	1.0%
					55,721	56,417	18.6%
Automotive
Belron Finance US LLC(6)	First lien senior secured loan	SR + 2.50%	04/2029	2,488	$2,476	$2,491	0.8%
PAI Holdco, Inc.(6)(8)	First lien senior secured loan	SR + 3.75%	10/2027	6,562	6,141	6,102	2.0%
					8,617	8,593	2.8%
Buildings and real estate
84 Lumber Company(5)	First lien senior secured loan	SR + 2.75%	11/2030	5,212	$5,186	$5,220	1.7%
American Residential Services, LLC(6)(8)	First lien senior secured loan	SR + 3.50%	10/2027	4,488	4,487	4,483	1.5%
Beacon Roofing Supply, Inc.(5)	First lien senior secured loan	SR + 2.50%	05/2028	2,970	2,966	2,980	1.0%
CPG International LLC(5)	First lien senior secured loan	SR + 2.50%	04/2029	6,894	6,865	6,898	2.2%
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	SR + 4.00%	01/2030	7,000	6,831	6,930	2.3%
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	SR + 2.75%	08/2025	247	243	246	0.1%
Dodge Construction Network, LLC(6)	First lien senior secured loan	SR + 4.75%	02/2029	5,221	4,911	4,020	1.3%
Greystar Real Estate Partners, LLC (dba Greystar)(6)(8)	First lien senior secured loan	SR + 3.75%	08/2030	6,983	6,883	6,878	2.3%
GYP Holdings III Corp.(5)	First lien senior secured loan	SR + 3.00%	05/2030	2,000	1,990	2,005	0.7%
Quikrete Holdings, Inc.(5)	First lien senior secured loan	SR + 2.75%	03/2029	1,990	1,990	1,995	0.7%
RealPage, Inc.(5)	First lien senior secured loan	SR + 3.00%	04/2028	10,440	9,921	10,345	3.4%
Wrench Group LLC(6)	First lien senior secured loan	SR + 4.00%	04/2026	9,660	9,642	9,669	3.2%
					61,916	61,669	20.4%
Business services
ASGN, Inc.(5)	First lien senior secured loan	SR + 2.25%	08/2030	2,494	$2,488	$2,502	0.8%

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 ($ in thousands)
Company(1)(3)(4)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Boxer Parent Company Inc. (f/k/a BMC)(5)	First lien senior secured loan	SR + 4.25%	12/2028	6,123	6,050	6,159	2.0%
BrightView Landscapes, LLC(6)	First lien senior secured loan	SR + 3.00%	04/2029	6,519	6,347	6,517	2.2%
Brown Group Holdings, LLC(5)	First lien senior secured loan	SR + 3.75%	07/2029	4,492	4,462	4,503	1.5%
ConnectWise, LLC(6)	First lien senior secured loan	SR + 3.50%	09/2028	10,440	9,939	10,405	3.4%
IDEMIA Group SAS(6)	First lien senior secured loan	SR + 4.75%	09/2028	1,990	1,967	1,994	0.7%
Packers Holdings, LLC(5)	First lien senior secured loan	SR + 3.25%	03/2028	3,928	3,655	2,457	0.8%
Sitel Worldwide Corp.(5)	First lien senior secured loan	SR + 3.75%	08/2028	6,939	6,841	6,648	2.2%
VM Consolidated, Inc.(5)	First lien senior secured loan	SR + 3.25%	03/2028	2,107	2,088	2,114	0.7%
					43,837	43,299	14.3%
Chemicals
Aruba Investments Holdings, LLC (dba Angus Chemical Company)(5)(8)	First lien senior secured loan	SR + 4.75%	11/2027	2,970	$2,799	$2,963	1.0%
Axalta Coating Systems US Holdings Inc.(6)	First lien senior secured loan	SR + 2.50%	12/2029	6,884	6,842	6,900	2.3%
Blue Tree Holdings, Inc.(6)	First lien senior secured loan	SR + 2.50%	03/2028	3,964	3,930	3,935	1.3%
Cyanco Intermediate 2 Corp.(5)	First lien senior secured loan	SR + 4.75%	07/2028	3,990	3,908	3,997	1.2%
DCG Acquisition Corp.(5)	First lien senior secured loan	SR + 4.50%	09/2026	7,383	7,349	7,318	2.4%
H.B. Fuller Company(5)	First lien senior secured loan	SR + 2.25%	02/2030	1,741	1,741	1,743	0.6%
Ineos US Finance LLC(5)	First lien senior secured loan	SR + 3.50%	02/2030	3,486	3,451	3,486	1.2%
Ineos US Finance LLC(5)	First lien senior secured loan	SR + 3.75%	11/2027	2,978	2,888	2,984	1.0%
Ineos US Petrochem LLC(5)(8)	First lien senior secured loan	SR + 3.75%	03/2030	1,990	1,971	1,990	0.7%
Nouryon Finance B.V.(5)	First lien senior secured loan	SR + 4.00%	04/2028	2,488	2,466	2,493	0.8%
Nouryon Finance B.V.(6)	First lien senior secured loan	SR + 4.00%	10/2025	5,785	5,726	5,802	1.9%
Windsor Holdings III LLC(5)	First lien senior secured loan	SR + 4.50%	08/2030	5,736	5,636	5,766	1.9%
					48,707	49,377	16.3%
Consumer products
HomeServe USA Holding Corp.(5)	First lien senior secured loan	SR + 3.00%	10/2030	4,000	$3,961	$4,011	1.3%
Olaplex, Inc.(5)	First lien senior secured loan	SR + 3.50%	02/2029	5,220	4,890	4,816	1.6%
					8,851	8,827	2.9%
Containers and packaging
Berlin Packaging L.L.C.(5)	First lien senior secured loan	SR + 3.75%	03/2028	12,486	$12,094	$12,488	4.1%
BW Holding, Inc.(6)(8)	First lien senior secured loan	SR + 4.00%	12/2028	7,689	7,578	7,151	2.4%
Charter NEX US, Inc.(5)	First lien senior secured loan	SR + 3.75%	12/2027	5,731	5,686	5,750	1.9%
OneDigital Borrower LLC(6)(8)	First lien senior secured loan	SR + 4.25%	11/2027	1,911	1,897	1,907	0.6%
Plaze, Inc.(5)	First lien senior secured loan	SR + 3.75%	08/2026	3,990	3,865	3,870	1.3%
Plaze, Inc.(5)	First lien senior secured loan	SR + 3.50%	08/2026	995	971	965	0.3%
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	SR + 4.50%	11/2028	10,250	10,165	10,253	3.4%
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	SR + 3.50%	08/2028	9,663	9,513	9,678	3.2%
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	SR + 3.25%	03/2028	10,439	9,981	10,364	3.4%
Trident TPI Holdings, Inc.(6)	First lien senior secured loan	SR + 4.50%	09/2028	1,990	1,941	1,989	0.7%
Valcour Packaging, LLC(5)	First lien senior secured loan	SR + 3.75%	10/2028	3,077	3,073	2,405	0.8%
					66,764	66,820	22.1%
Distribution
Aramsco, Inc.(6)(9)(10)	First lien senior secured delayed draw term loan	SR + 4.75%	10/2025	—	$—	$—	—%
Aramsco, Inc.(6)	First lien senior secured loan	SR + 4.75%	10/2030	8,515	8,346	8,497	2.8%

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 ($ in thousands)
Company(1)(3)(4)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	SR + 4.75%	12/2028	5,265	5,216	5,275	1.7%
Dealer Tire, LLC(5)	First lien senior secured loan	SR + 4.50%	12/2027	3,920	3,860	3,927	1.3%
SRS Distribution, Inc.(5)	First lien senior secured loan	SR + 3.50%	06/2028	11,530	10,887	11,534	3.7%
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	SR + 3.75%	10/2027	11,298	10,843	11,317	3.7%
					39,152	40,550	13.2%
Education
Renaissance Learning, Inc.(5)	First lien senior secured loan	SR + 4.75%	04/2030	4,988	$4,905	$4,999	1.7%
Severin Acquisition, LLC (dba Powerschool)(6)	First lien senior secured loan	SR + 3.25%	08/2025	11,451	11,335	11,487	3.7%
Sophia, L.P.(5)	First lien senior secured loan	SR + 4.25%	10/2027	9,664	9,648	9,642	3.2%
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	SR + 4.50%	10/2030	3,663	3,618	3,671	1.2%
					29,506	29,799	9.8%
Energy equipment and services
AMG Advanced Metallurgical Group N.V(5)	First lien senior secured loan	SR + 3.50%	11/2028	3,430	$3,413	$3,411	1.1%
AZZ Inc.(5)	First lien senior secured loan	SR + 4.25%	05/2029	7,925	7,866	7,952	2.6%
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	SR + 3.75%	08/2025	3,456	3,439	3,465	1.1%
Calpine Construction Finance Company(5)	First lien senior secured loan	SR + 2.25%	07/2030	1,995	1,980	1,994	0.7%
Pike Corp.(5)	First lien senior secured loan	SR + 3.00%	01/2028	9,800	9,638	9,821	3.1%
Rockwood Service Corp.(5)	First lien senior secured loan	SR + 4.25%	01/2027	6,466	6,451	6,477	2.1%
					32,787	33,120	10.7%
Financial services
Acuris Finance US, Inc. (ION Analytics) (6)	First lien senior secured loan	SR + 4.00%	02/2028	7,619	$7,496	$7,602	2.5%
AlixPartners, LLP(5)	First lien senior secured loan	SR + 2.75%	02/2028	1,492	1,482	1,495	0.5%
AllSpring Buyer(6)	First lien senior secured loan	SR + 3.75%	11/2028	4,938	4,881	4,911	1.6%
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	SR + 3.00%	09/2030	12,000	11,940	12,046	4.0%
Citadel Securities, LP(5)	First lien senior secured loan	SR + 2.50%	07/2030	8,968	8,933	8,980	3.0%
Citco Funding LLC(6)	First lien senior secured loan	SR + 3.25%	04/2028	6,234	6,204	6,250	2.1%
Deerfield Dakota Holdings(6)	First lien senior secured loan	SR + 3.75%	04/2027	8,830	8,511	8,734	2.8%
Focus Financial Partners, LLC(5)	First lien senior secured loan	SR + 3.25%	06/2028	4,938	4,864	4,941	1.6%
Focus Financial Partners, LLC(5)	First lien senior secured loan	SR + 3.50%	06/2028	2,993	2,938	2,996	1.0%
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	SR + 3.25%	12/2029	4,950	4,873	4,954	1.6%
Harbourvest Partners, L.P.(6)(8)	First lien senior secured loan	SR + 3.00%	04/2030	2,494	2,458	2,488	0.8%
Helios Software Holdings, Inc.(6)	First lien senior secured loan	SR + 4.25%	07/2030	5,000	4,807	4,988	1.6%
Janus International Group, LLC(6)	First lien senior secured loan	SR + 3.25%	08/2030	4,988	4,958	4,992	1.6%
Saphilux S.a.r.L (dba IQ EQ)(7)	First lien senior secured loan	SR + 4.75%	07/2028	7,500	7,395	7,505	2.5%
The Edelman Financial Engines Center, LLC(5)	First lien senior secured loan	SR + 3.50%	04/2028	3,959	3,880	3,962	1.3%
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	SR + 5.00%	05/2028	2,500	2,458	2,510	0.8%
USI, Inc.(6)	First lien senior secured loan	SR + 3.25%	09/2030	3,990	3,981	3,991	1.3%
					92,059	93,345	30.6%

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 ($ in thousands)
Company(1)(3)(4)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	SR + 2.25%	09/2030	4,000	$3,981	$3,998	1.3%
AI Aqua Merger Sub, Inc. (dba Culligan International)(5)	First lien senior secured loan	SR + 3.75%	07/2028	2,576	2,571	2,575	0.9%
AI Aqua Merger Sub, Inc. (dba Culligan International)(6)(9)(10)	First lien senior secured delayed draw term loan	SR + 4.25%	12/2024	6,609	6,369	6,605	2.2%
Aramark Services, Inc.(5)	First lien senior secured loan	SR + 2.50%	06/2030	1,990	1,971	1,992	0.7%
Aspire Bakeries Holdings, LLC(5)(8)	First lien senior secured loan	SR + 4.25%	12/2030	5,000	4,950	4,925	1.6%
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	SR + 4.00%	09/2028	9,374	9,259	9,213	3.0%
Naked Juice LLC (dba Tropicana)(6)	First lien senior secured loan	SR + 3.25%	01/2029	10,467	9,686	10,100	3.2%
Pegasus BidCo B.V.(6)	First lien senior secured loan	SR + 4.25%	07/2029	7,440	7,332	7,433	2.5%
Shearer’s Foods, LLC(5)	First lien senior secured loan	SR + 3.50%	09/2027	8,717	8,216	8,721	2.9%
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	SR + 2.50%	03/2027	2,976	2,956	2,976	1.0%
Utz Quality Foods, LLC(6)	First lien senior secured loan	SR + 3.00%	01/2028	1,153	1,153	1,153	0.4%
					58,444	59,691	19.7%
Healthcare equipment and services
Confluent Medical Technologies, Inc.(6)(8)	First lien senior secured loan	SR + 3.75%	02/2029	9,664	$9,541	$9,615	3.2%
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	SR + 4.50%	07/2029	6,047	6,026	6,036	2.0%
Dermatology Intermediate Holdings III, Inc.(6)	First lien senior secured loan	SR + 4.25%	03/2029	11,664	11,551	11,252	3.7%
Medline Borrower, LP(5)	First lien senior secured loan	SR + 3.00%	10/2028	6,248	5,910	6,274	2.1%
Natus Medical, Inc.(6)(8)	First lien senior secured loan	SR + 5.50%	07/2029	4,455	4,175	4,143	1.4%
Nexstar Broadcasting, Inc.(5)	First lien senior secured loan	SR + 2.50%	09/2026	4,300	4,302	4,300	1.4%
Resonetics, LLC(6)	First lien senior secured loan	SR + 4.00%	04/2028	6,593	6,511	6,586	2.1%
Zest Acquisition Corp.(5)(8)	First lien senior secured loan	SR + 5.50%	02/2028	8,439	8,180	8,228	2.7%
					56,196	56,434	18.6%
Healthcare providers and services
Covetrus, Inc.(6)	First lien senior secured loan	SR + 5.00%	10/2029	9,429	$8,932	$9,411	3.1%
HAH Group Holding Company LLC (dba Help at Home)(5)(8)	First lien senior secured loan	SR + 5.00%	10/2027	2,685	2,666	2,658	0.9%
HAH Group Holding Company LLC (dba Help at Home)(5)(8)	First lien senior secured loan	SR + 5.00%	10/2027	3,328	3,321	3,295	1.1%
LSCS Holdings, Inc.(5)(8)	First lien senior secured loan	SR + 4.50%	12/2028	9,356	9,182	9,193	3.0%
MJH Healthcare Holdings, LLC(5)	First lien senior secured loan	SR + 3.50%	01/2029	3,793	3,737	3,769	1.2%
Pediatric Associates Holding Company, LLC(5)(8)	First lien senior secured loan	SR + 4.50%	12/2028	1,990	1,916	1,960	0.6%
Pediatric Associates Holding Company, LLC(5)(8)	First lien senior secured loan	SR + 3.25%	12/2028	5,352	5,273	5,165	1.7%
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	SR + 3.25%	11/2028	7,369	7,136	7,408	2.4%
Physician Partners, LLC(6)	First lien senior secured loan	P + 4.00%	12/2028	9,850	9,381	9,283	3.1%
Premise Health Holding(6)(8)	First lien senior secured loan	SR + 4.75%	07/2025	3,201	3,178	3,185	1.1%
Select Medical Corp.(5)	First lien senior secured loan	SR + 3.00%	03/2027	2,985	2,971	2,982	1.1%
Surgery Center Holdings, Inc.(6)	First lien senior secured loan	SR + 3.50%	12/2030	2,416	2,392	2,423	0.8%
					60,085	60,732	20.1%

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 ($ in thousands)
Company(1)(3)(4)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Healthcare technology
Athenahealth Group Inc.(5)	First lien senior secured loan	SR + 3.25%	02/2029	9,308	$8,644	$9,257	3.1%
Bracket Intermediate Holding Corp.(6)	First lien senior secured loan	SR + 5.00%	05/2028	6,835	6,681	6,825	2.3%
Gainwell Acquisition Corp.(6)	First lien senior secured loan	SR + 4.00%	10/2027	7,859	7,695	7,623	2.5%
GHX Ultimate Parent Corporation(6)	First lien senior secured loan	SR + 4.75%	06/2027	2,985	2,920	2,986	1.0%
Imprivata, Inc.(5)	First lien senior secured loan	SR + 4.25%	12/2027	9,664	9,515	9,692	3.1%
IQVIA, Inc.(6)	First lien senior secured loan	SR + 2.00%	01/2031	4,111	4,111	4,123	1.4%
PointClickCare Technologies Inc.PointClickCare Technologies Inc(6)(8)	First lien senior secured loan	SR + 3.00%	12/2027	1,985	1,957	1,980	0.7%
R1 RCM Inc.(6)(8)	First lien senior secured loan	SR + 3.50%	06/2029	5,000	4,940	5,000	1.7%
R1 RCM Inc.(5)	First lien senior secured loan	SR + 3.00%	06/2029	3,970	3,970	3,966	1.3%
Verscend Holding Corp.(5)	First lien senior secured loan	SR + 4.00%	08/2025	9,843	9,763	9,851	3.3%
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR + 3.50%	09/2026	4,454	4,451	4,459	1.5%
					64,647	65,762	21.9%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	SR + 2.75%	06/2030	1,990	$1,981	$1,990	0.7%
					1,981	1,990	0.7%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(7)	First lien senior secured loan	SR + 5.50%	08/2029	4,738	$4,680	$4,750	1.6%
iSolved, Inc.(6)	First lien senior secured loan	SR + 4.00%	10/2030	6,250	6,188	6,250	2.0%
					10,868	11,000	3.6%
Infrastructure and environmental services
Asplundh Tree Expert, LLC(5)	First lien senior secured loan	SR + 1.75%	09/2027	1,430	$1,426	$1,430	0.5%
Madison IAQ, LLC(5)	First lien senior secured loan	SR + 3.25%	06/2028	8,355	8,200	8,317	2.7%
Osmose Utilities Services, Inc.(5)	First lien senior secured loan	SR + 3.25%	06/2028	8,466	7,938	8,452	2.8%
USIC Holdings, Inc.(6)	First lien senior secured loan	SR + 3.50%	05/2028	2,947	2,824	2,919	1.0%
					20,388	21,118	7.0%
Insurance
Acrisure, LLC(6)	First lien senior secured loan	SR + 4.50%	12/2030	9,222	$8,876	$9,229	3.0%
AssuredPartners, Inc.(5)	First lien senior secured loan	SR + 3.75%	02/2027	7,705	7,568	7,718	2.6%
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR + 3.00%	01/2027	2,067	2,050	2,067	0.7%
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR + 3.75%	01/2029	5,993	5,950	6,002	2.0%
Hub International(6)	First lien senior secured loan	SR + 4.25%	06/2030	7,980	7,903	8,010	2.6%
Hyperion Refinance S.a.r.l (dba Howden Group)(6)	First lien senior secured loan	SR + 4.00%	04/2030	3,970	3,821	3,974	1.3%
IMA Financial Group, Inc.(5)(8)	First lien senior secured loan	SR + 3.75%	11/2028	5,968	5,938	5,953	2.0%
					42,106	42,953	14.2%
Internet software and services
Aptean, Inc.(5)	First lien senior secured loan	SR + 4.25%	04/2026	2,136	$2,128	$2,129	0.7%
Barracuda Parent, LLC(6)	First lien senior secured loan	SR + 4.50%	08/2029	10,494	10,095	10,219	3.4%
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR + 4.50%	03/2029	4,987	4,764	4,862	1.6%
DCert Buyer, Inc.(5)	First lien senior secured loan	SR + 4.00%	10/2026	7,206	7,171	7,131	2.4%
Delta TopCo, Inc. (dba Infoblox, Inc.)(7)	First lien senior secured loan	SR + 3.75%	12/2027	13,147	12,393	13,114	4.3%

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 ($ in thousands)
Company(1)(3)(4)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Dun & Bradstreet Corporation, The(5)	First lien senior secured loan	SR + 2.75%	02/2026	995	995	996	0.3%
E2open, LLC(5)	First lien senior secured loan	SR + 3.50%	02/2028	8,340	8,238	8,338	2.8%
Idera, Inc.(6)	First lien senior secured loan	SR + 3.75%	03/2028	6,518	6,360	6,476	2.1%
Infinite Bidco LLC(6)	First lien senior secured loan	SR + 3.75%	03/2028	3,568	3,464	3,464	1.1%
McAfee Corp.(5)	First lien senior secured loan	SR + 3.75%	03/2029	6,261	6,021	6,218	2.1%
MeridianLink, Inc.(6)	First lien senior secured loan	SR + 3.00%	11/2028	7,475	7,445	7,467	2.5%
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	SR + 4.50%	05/2029	7,882	7,421	7,434	2.5%
Perforce Software, Inc.(5)	First lien senior secured loan	SR + 3.75%	07/2026	4,964	4,765	4,902	1.6%
Project Alpha Intermediate Holding, Inc.(5)	First lien senior secured loan	SR + 4.75%	10/2030	8,000	7,843	8,026	2.7%
Project Sky Merger Sub, Inc.(6)	First lien senior secured loan	SR + 3.75%	10/2028	2,500	2,476	2,472	0.8%
Quartz Acquireco, LLC (dba Qualtrics AcquireCo, LLC)(5)(8)	First lien senior secured loan	SR + 3.50%	06/2030	3,990	3,952	3,960	1.3%
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	SR + 5.00%	05/2028	9,000	8,700	8,888	2.8%
Sophos Holdings, LLC(5)	First lien senior secured loan	SR + 3.50%	03/2027	10,438	10,263	10,451	3.3%
UST Holdings, Ltd.(5)(8)	First lien senior secured loan	SR + 3.50%	11/2028	8,538	8,515	8,389	2.8%
Vertiv Group Corp.(5)	First lien senior secured loan	SR + 2.50%	03/2027	1,516	1,516	1,521	0.5%
VS Buyer LLC(6)	First lien senior secured loan	SR + 3.25%	02/2027	2,969	2,969	2,973	1.0%
					127,494	129,430	42.6%
Investment funds and vehicle
Finco I, LLC(6)	First lien senior secured loan	SR + 3.00%	06/2029	3,982	$3,971	$3,994	1.3%
					3,971	3,994	1.3%
Leisure and entertainment
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	SR + 2.25%	01/2030	3,000	$2,983	$3,006	1.0%
					2,983	3,006	1.0%
Manufacturing
Altar Bidco, Inc.(7)	First lien senior secured loan	SR + 3.10%	02/2029	4,715	$4,530	$4,702	1.6%
Columbus McKinnon Corp.(6)	First lien senior secured loan	SR + 2.75%	05/2028	463	460	463	0.2%
DXP Enterprises, Inc.(7)(8)	First lien senior secured loan	SR + 4.75%	10/2030	10,408	10,254	10,382	3.4%
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(5)	First lien senior secured loan	SR + 3.00%	05/2030	9,345	9,257	9,372	3.1%
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	SR + 3.50%	05/2028	7,538	7,485	7,474	2.5%
Entegris, Inc.(5)	First lien senior secured loan	SR + 2.50%	07/2029	1,620	1,620	1,625	0.5%
Filtration Group Corporation(5)	First lien senior secured loan	SR + 4.25%	10/2028	3,970	3,933	3,983	1.3%
Gates Global LLC(5)	First lien senior secured loan	SR + 3.00%	11/2029	2,972	2,920	2,979	1.0%
Pro Mach Group, Inc.(5)	First lien senior secured loan	SR + 4.00%	08/2028	10,440	10,214	10,460	3.3%
Pro Mach Group, Inc.(5)(8)	First lien senior secured loan	SR + 5.00%	08/2028	3,980	3,807	4,000	1.3%
Refficiency Holdings, LLC (dba Legence)(5)	First lien senior secured loan	SR + 3.50%	12/2027	7,574	7,541	7,572	2.4%
Summit Materials, LLC(6)	First lien senior secured loan	SR + 2.50%	11/2028	4,339	4,328	4,352	1.4%
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	SR + 3.75%	03/2028	10,558	10,433	10,541	3.5%
					76,782	77,905	25.5%
Pharmaceuticals
Fortrea Holdings Inc.(5)	First lien senior secured loan	SR + 3.75%	07/2030	3,399	$3,371	$3,394	1.1%
					3,371	3,394	1.1%
Professional services

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 ($ in thousands)
Company(1)(3)(4)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Apex Group Treasury, LLC(6)(8)	First lien senior secured loan	SR + 3.75%	07/2028	4,888	$4,727	$4,863	1.6%
Apex Group Treasury, LLC(6)(8)	First lien senior secured loan	SR + 5.00%	07/2028	7,232	7,011	7,232	2.4%
Arsenal AIC Parent, LLC (dba Arconic)(5)	First lien senior secured loan	SR + 4.50%	08/2030	4,738	4,708	4,751	1.6%
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	SR + 3.00%	10/2026	2,943	2,930	2,946	1.0%
Corporation Service Company(5)	First lien senior secured loan	SR + 3.25%	11/2029	1,787	1,783	1,790	0.6%
Element Solutions, Inc.(6)(8)	First lien senior secured loan	SR + 2.00%	12/2030	4,811	4,799	4,799	1.6%
EM Midco2 Ltd. (dba Element Materials Technology)(6)	First lien senior secured loan	SR + 4.25%	06/2029	9,014	8,911	8,913	2.9%
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	SR + 4.00%	09/2030	7,220	7,115	7,189	2.4%
Omnia Partners, LLC(6)	First lien senior secured loan	SR + 4.25%	07/2030	6,594	6,576	6,631	2.2%
Omnia Partners, LLC(6)(9)(10)	First lien senior secured delayed draw term loan	SR + 4.25%	01/2024	0	(2)	—	—%
Red Ventures, LLC(6)	First lien senior secured loan	SR + 3.00%	03/2030	3,970	3,933	3,955	1.2%
Skopima Merger Sub Inc.(5)	First lien senior secured loan	SR + 4.00%	05/2028	5,716	5,477	5,687	1.9%
Sovos Compliance, LLC(5)	First lien senior secured loan	SR + 4.50%	08/2028	10,440	10,144	10,297	3.4%
Vistage Worldwide, Inc.(6)(8)	First lien senior secured loan	SR + 5.25%	07/2029	9,776	9,636	9,752	3.2%
					77,748	78,805	26.0%
Specialty retail
Pilot Travel Centers LLC(5)	First lien senior secured loan	SR + 2.00%	08/2028	796	$791	$798	0.3%
					791	798	0.3%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	SR + 2.00%	05/2028	3,274	$3,268	$3,255	1.1%
Ciena Corp.(5)	First lien senior secured loan	SR + 2.00%	10/2030	3,990	3,978	3,997	1.2%
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	SR + 2.50%	09/2028	2,974	2,961	2,919	1.0%
Park Place Technologies, LLC(5)	First lien senior secured loan	SR + 5.00%	11/2027	9,662	9,253	9,597	3.2%
Zayo Group Holdings, Inc.(5)	First lien senior secured loan	SR + 4.25%	03/2027	9,825	8,506	8,404	2.8%
					27,966	28,172	9.3%
Transportation
Echo Global Logistics, Inc.(5)	First lien senior secured loan	SR + 3.50%	11/2028	1,138	$1,118	$1,111	0.4%
KKR Apple Bidco, LLC(6)	First lien senior secured loan	SR + 3.50%	09/2028	2,055	2,051	2,061	0.7%
Safe Fleet Holdings, LLC(5)	First lien senior secured loan	SR + 3.75%	02/2029	3,965	3,924	3,971	1.3%
Uber Technologies, Inc.(6)	First lien senior secured loan	SR + 2.75%	03/2030	3,164	3,156	3,171	1.0%
					10,249	10,314	3.4%
Total Debt Investments					$1,133,987	$1,147,314	378.2%
Total Investments					$1,133,987	$1,147,314	378.2%
__________________
(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF’s SPV Asset Facilities.
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.
(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2023 was 5.35%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2023 was 5.33%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2023 was 5.16%.
(8)Level 3 investment.
(9)Position or portion thereof is an unfunded loan commitment.

(10)The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2022 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members’ Equity
Debt Investments
Aerospace and defense
Bleriot US Bidco Inc.(7)	First lien senior secured loan	L +	4.00%	10/2026	$5,273	$5,178	$5,207	3.2%
Peraton Corp.(6)	First lien senior secured loan	L +	3.75%	02/2028	7,571	7,290	7,382	4.6%
Transdigm, Inc.(8)(11)	First lien senior secured loan	SR +	3.25%	02/2027	3,000	2,940	2,985	1.9%
					15,844	15,408	15,574	9.7%
Automotive
PAI Holdco, Inc.(7)	First lien senior secured loan	L +	3.75%	10/2027	$4,950	$4,538	$4,356	2.7%
					4,950	4,538	4,356	2.7%
Buildings and real estate
Dodge Construction Network, LLC(10)	First lien senior secured loan	SR +	4.75%	02/2029	$5,274	$4,917	$4,482	2.8%
RealPage, Inc.(6)(11)	First lien senior secured loan	L +	3.00%	04/2028	10,547	9,925	10,009	6.2%
Wrench Group LLC(7)	First lien senior secured loan	L +	4.00%	04/2026	9,761	9,737	9,419	5.9%
					25,582	24,579	23,910	14.9%
Business services
BrightView Landscapes, LLC(8)	First lien senior secured loan	SR +	3.25%	04/2029	$10,547	$10,230	$10,125	6.3%
Brown Group Holdings, LLC(9)(11)	First lien senior secured loan	SR +	3.75%	07/2029	2,026	2,005	2,017	1.3%
ConnectWise, LLC(7)(11)	First lien senior secured loan	L +	3.50%	09/2028	10,547	9,961	9,996	6.2%
Packers Holdings, LLC(6)	First lien senior secured loan	L +	3.25%	03/2028	6,190	5,682	5,384	3.4%
Vistage Worldwide, Inc.(8)	First lien senior secured loan	SR +	5.25%	07/2029	3,990	3,831	3,890	2.4%
					33,300	31,709	31,412	19.6%
Capital markets
Guggenheim Partners Investment Management Holdings, LLC(9)	First lien senior secured loan	SR +	3.25%	12/2029	$5,000	$4,913	$4,913	3.1%
					5,000	4,913	4,913	3.1%
Chemicals
Aruba Investments Holdings, LLC (dba Angus Chemical Company)(8)	First lien senior secured loan	SR +	4.75%	11/2027	$3,000	$2,794	$2,933	1.9%
Axalta Coating Systems US Holdings Inc.(9)(11)	First lien senior secured loan	SR +	3.00%	12/2029	5,000	4,950	5,000	3.1%
Ineos US Finance LLC(9)	First lien senior secured loan	SR +	3.75%	11/2027	3,000	2,895	2,948	1.8%
					11,000	10,639	10,881	6.8%
Consumer products
Olaplex, Inc.(8)	First lien senior secured loan	SR +	3.50%	02/2029	$5,287	$4,905	$4,970	3.1%
					5,287	4,905	4,970	3.1%
Containers and packaging
Berlin Packaging L.L.C.(7)(11)	First lien senior secured loan	L +	3.75%	03/2028	$10,547	$10,102	$10,127	6.3%
BW Holding, Inc.(9)	First lien senior secured loan	SR +	4.00%	12/2028	7,767	7,637	7,146	4.5%
Ring Container Technologies Group, LLC(6)	First lien senior secured loan	L +	3.50%	08/2028	9,762	9,585	9,616	6.0%
Tricorbraun Holdings, Inc.(6)(11)	First lien senior secured loan	L +	3.25%	03/2028	10,546	9,995	10,040	6.3%
Valcour Packaging, LLC(9)	First lien senior secured loan	SR +	3.75%	10/2028	9,925	9,901	8,883	5.5%
					48,547	47,220	45,812	28.6%

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2022 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members’ Equity
Distribution
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(8)(11)	First lien senior secured loan	SR +	4.63%	06/2026	$9,762	$9,434	$9,469	5.9%
Dealer Tire, LLC(8)	First lien senior secured loan	SR +	4.25%	12/2027	3,959	3,888	3,900	2.4%
SRS Distribution, Inc.(6)	First lien senior secured loan	L +	3.50%	06/2028	10,573	9,839	10,097	6.3%
White Cap Supply Holdings, LLC(8)(11)	First lien senior secured loan	SR +	3.75%	10/2027	10,573	10,020	10,208	6.4%
					34,867	33,181	33,674	21.0%
Diversified financial services
Focus Financial Partners, LLC(8)(11)	First lien senior secured loan	SR +	3.25%	06/2028	$4,988	$4,901	$4,921	3.1%
					4,988	4,901	4,921	3.1%
Education
Severin Acquisition, LLC (dba Powerschool)(8)	First lien senior secured loan	SR +	3.00%	08/2025	$4,897	$4,807	$4,860	3.0%
Sophia, L.P.(8)	First lien senior secured loan	SR +	4.25%	10/2027	9,762	9,739	9,738	6.1%
					14,659	14,546	14,598	9.1%
Energy equipment and services
AZZ Inc.(9)	First lien senior secured loan	SR +	4.25%	05/2029	$7,950	$7,882	$7,950	5.0%
Brookfield WEC Holdings Inc.(8)(11)	First lien senior secured loan	SR +	3.75%	08/2025	3,491	3,465	3,473	2.1%
Pike Corp.(6)(11)	First lien senior secured loan	L +	3.00%	01/2028	9,800	9,607	9,651	6.0%
					21,241	20,954	21,074	13.1%
Financial services
Acuris Finance US, Inc. (ION Analytics) (9)(11)	First lien senior secured loan	SR +	4.00%	02/2028	$4,500	$4,396	$4,416	2.8%
AllSpring Buyer(9)	First lien senior secured loan	SR +	4.00%	11/2028	4,988	4,921	4,925	3.1%
Deerfield Dakota Holding, LLC(8)(11)	First lien senior secured loan	SR +	3.75%	04/2027	5,910	5,597	5,509	3.4%
					15,398	14,914	14,850	9.3%
Food and beverage
Eagle Parent Corp.(9)(11)	First lien senior secured loan	SR +	4.25%	04/2029	$2,722	$2,674	$2,668	1.7%
Naked Juice LLC (dba Tropicana)(9)(11)	First lien senior secured loan	SR +	3.25%	01/2029	10,573	9,668	9,430	5.9%
Nomad Foods Europe Midco Ltd.(8)(11)	First lien senior secured loan	SR +	3.75%	11/2029	5,000	4,801	4,979	3.1%
Pegasus BidCo B.V.(9)	First lien senior secured loan	SR +	4.25%	07/2029	4,500	4,306	4,354	2.7%
Shearer’s Foods, LLC(6)(11)	First lien senior secured loan	L +	3.50%	09/2027	8,807	8,196	8,376	5.2%
					31,602	29,645	29,807	18.6%
Healthcare equipment and services
Confluent Medical Technologies, Inc.(9)	First lien senior secured loan	SR +	3.75%	02/2029	$9,762	$9,620	$9,250	5.8%
Dermatology Intermediate Holdings III, Inc(8)	First lien senior secured loan	SR +	4.25%	03/2029	9,950	9,829	9,751	6.1%
Dermatology Intermediate Holdings III, Inc(8)(12)	First lien senior secured delayed draw term loan	SR +	4.25%	03/2029	1,629	1,618	1,596	1.0%
Medline Borrower, LP(6)(11)	First lien senior secured loan	L +	3.25%	10/2028	6,327	5,831	6,005	3.7%
MJH Healthcare Holdings, LLC(8)	First lien senior secured loan	SR +	3.50%	01/2029	3,831	3,767	3,678	2.3%
Natus Medical Inc.(10)	First lien senior secured loan	SR +	5.50%	07/2029	4,500	4,191	4,207	2.6%
					35,999	34,856	34,487	21.5%
Healthcare providers and services
Covetrus, Inc.(9)(11)	First lien senior secured loan	SR +	5.00%	10/2029	$9,500	$8,940	$8,878	5.5%
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	L +	3.25%	12/2028	3,422	3,356	3,242	2.0%

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2022 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members’ Equity
Phoenix Newco, Inc. (dba Parexel)(6)(11)	First lien senior secured loan	L +	3.25%	11/2028	7,444	7,170	7,156	4.5%
Physician Partners, LLC(8)(11)	First lien senior secured loan	SR +	4.00%	12/2028	9,950	9,407	9,457	5.9%
Premise Health Holding(9)	First lien senior secured loan	SR +	4.75%	07/2025	3,234	3,197	3,193	2.0%
					33,550	32,070	31,926	19.9%
Healthcare technology
Athenahealth Group Inc.(8)(11)	First lien senior secured loan	SR +	3.50%	02/2029	$9,403	$8,636	$8,466	5.3%
Athenahealth Group Inc.(8)(11)(12)	First lien senior secured delayed draw term loan	SR +	3.50%	02/2029	—	(112)	(109)	(0.1)%
Imprivata, Inc.(8)	First lien senior secured loan	SR +	4.25%	12/2027	9,762	9,583	9,396	5.9%
Verscend Holding Corp.(6)	First lien senior secured loan	L +	4.00%	08/2025	9,944	9,821	9,870	6.1%
					29,109	27,928	27,623	17.2%
Infrastructure and environmental services
Osmose Utilities Services, Inc.(6)	First lien senior secured loan	L +	3.25%	06/2028	$9,762	$9,052	$9,249	5.8%
USIC Holdings, Inc.(6)(11)	First lien senior secured loan	L +	3.50%	05/2028	2,977	2,831	2,837	1.7%
					12,739	11,883	12,086	7.5%
Insurance
Acrisure, LLC(9)	First lien senior secured loan	SR +	5.75%	02/2027	$6,500	$6,182	$6,435	4.1%
AssuredPartners, Inc.(8)	First lien senior secured loan	SR +	4.25%	02/2027	4,988	4,814	4,875	3.0%
Hub International Limited(7)(11)	First lien senior secured loan	L +	3.25%	04/2025	9,924	9,756	9,823	6.1%
					21,412	20,752	21,133	13.2%
Internet software and services
Barracuda Parent, LLC(8)	First lien senior secured loan	SR +	4.50%	08/2029	$10,600	$10,141	$10,203	6.3%
CDK Global, Inc.(9)(11)	First lien senior secured loan	SR +	4.50%	07/2029	10,600	10,366	10,492	6.5%
Delta TopCo, Inc. (dba Infoblox, Inc.)(9)(11)	First lien senior secured loan	SR +	3.75%	12/2027	10,573	9,666	9,741	6.1%
E2open, LLC(6)(11)	First lien senior secured loan	L +	3.50%	02/2028	3,868	3,756	3,793	2.4%
Hyland Software, Inc.(6)(11)	First lien senior secured loan	L +	3.50%	07/2024	9,948	9,732	9,802	6.1%
Sophos Holdings, LLC(7)	First lien senior secured loan	L +	3.50%	03/2027	10,546	10,319	10,203	6.4%
					56,135	53,980	54,234	33.8%
Leisure and entertainment
Delta 2 (Lux) SARL (dba Formula One)(8)	First lien senior secured loan	SR +	3.25%	01/2030	$3,000	$2,970	$2,993	1.8%
WMG Acquisition Corp.(8)(11)	First lien senior secured loan	SR +	3.00%	01/2028	4,000	3,922	3,953	2.5%
					7,000	6,892	6,946	4.3%
Manufacturing
DXP Enterprises, Inc.(10)	First lien senior secured loan	SR +	5.25%	12/2027	$4,987	$4,717	$4,738	3.0%
Gates Global LLC(8)(11)	First lien senior secured loan	SR +	3.50%	11/2029	1,995	1,936	1,978	1.2%
Pro Mach Group, Inc.(6)(11)	First lien senior secured loan	L +	4.00%	08/2028	10,547	10,282	10,241	6.4%
Pro Mach Group, Inc.(9)	First lien senior secured loan	SR +	5.00%	08/2028	4,000	3,800	3,884	2.4%
					21,529	20,735	20,841	13.0%
Professional services
Apex Group Treasury, LLC(9)	First lien senior secured loan	SR +	5.00%	07/2028	$2,500	$2,350	$2,400	1.5%
Apex Group Treasury, LLC(7)(11)	First lien senior secured loan	L +	3.75%	07/2028	4,938	4,748	4,691	2.9%
EM Midco2 Ltd. (dba Element Materials Technology)(9)	First lien senior secured loan	SR +	4.25%	06/2029	2,053	1,988	2,012	1.3%
Sovos Compliance, LLC(9)	First lien senior secured loan	SR +	4.50%	08/2028	10,547	10,200	9,703	6.0%

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2022 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members’ Equity
					20,038	19,286	18,806	11.7%
Telecommunications
Park Place Technologies, LLC(8)(11)	First lien senior secured loan	SR +	5.00%	11/2027	$9,762	$9,268	$9,172	5.7%
Zayo Group Holdings, Inc.(8)(11)	First lien senior secured loan	SR +	4.25%	03/2027	9,925	8,294	8,196	5.1%
					19,687	17,562	17,368	10.8%
Total Debt Investments					$529,463	$507,996	$506,202	315.6%
Total Investments					$529,463	$507,996	$506,202	315.6%
_____________
(1)Certain portfolio company investments are subject to contractual restrictions on sales.
(2)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF’s SPV Asset Facilities.
(3)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(4)Unless otherwise indicated, all investments are considered Level 3 investments.
(5)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three- or six-month LIBOR), Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate (“Prime” or “P”), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(6)The interest rate on these loans is subject to 1 month LIBOR, which as of December 31, 2022 was 4.39%.
(7)The interest rate on these loans is subject to 3 month LIBOR, which as of December 31, 2022 was 4.77%.
(8)The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2022 was 4.36%.
(9)The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2022 was 4.59%.
(10)The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2022 was 4.78%.
(11)Level 2 investment.
(12)Position or portion thereof is an unfunded loan commitment.

Below is selected balance sheet information for OCIC SLF as of the following periods:

($ in thousands)	March 31, 2024	December 31, 2023	December 31, 2022
Assets
Investments at fair value (amortized cost of $1,133,987 and $507,996, respectively)	$1,494,749	$1,147,314	$506,202
Cash	167,023	102,559	15,237
Interest receivable	5,699	4,160	2,202
Receivable due on investments sold	39,231	14,593	4,622
Prepaid expenses and other assets	—	—	151
Total Assets	$1,706,702	$1,268,626	$528,414
Liabilities
Debt (net of unamortized debt issuance costs of $8,292 and $3,509, respectively)	$1,121,775	$861,928	$343,035
Payable for investments purchased	196,697	73,821	13,958
Interest payable	25,500	10,260	1,522
Return of capital payable	—	—	4,489
Distribution payable	11,905	9,546	3,624
Accrued expenses and other liabilities	1,041	567	1,337
Total Liabilities	$1,356,918	$956,122	$367,965
Members’ Equity
Members’ Equity	349,784	312,504	160,449
Total Members’ Equity	349,784	312,504	160,449
Total Liabilities and Members’ Equity	1,706,702	$1,268,626	$528,414

Below is selected statement of operations information for OCIC SLF for the following periods:

	For the Three Months Ended March 31, 2024	For the Year Ended December 31, 2023	For the Period Ended December 31, 2022(1)
Investment Income
Interest income	$31,768	$78,002	$7,202
Other income	—	88	116
Total Investment Income	31,768	78,090	7,318
Operating Expenses
Interest expense	$19,305	$38,547	$3,300
Professional fees	130	1,375	158
Other general and administrative	303	691	77
Total Operating Expenses	19,738	40,613	3,535

Net Investment Income	$12,030	$37,477	$3,783
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net change in unrealized gain (loss) on investments	(2,502)	15,121	(1,657)
Net realized gain (loss) on investments	(343)	(1,381)	(84)
Total Net Realized and Change in Unrealized Gain (Loss) on Investments	(2,845)	13,740	(1,741)
Net Increase in Members’ Equity Resulting from Operations	$9,185	$51,217	$2,042
__________________
(1)OCIC SLF commenced principal operations as a joint-venture on November 2, 2022.
Bank of America Facility
On August 24, 2022, ORCIC JV WH LLC, a Delaware limited liability company and wholly-owned subsidiary of OCIC SLF, entered into a $400 million credit facility among the lenders party thereto, Bank of America, N.A., as administrative agent and BofA Securities, Inc., as sole lead arranger and sole book manager (the “Bank of America Facility”). The maturity date of the credit facility is August 25, 2025. In connection with the takeout of the Wise CLO 2023-1 CLO, certain of the assets held by ORCIC JV WH LLC were transferred via a master participation agreement to OCIC JV WH IV Ltd.
On August 8, 2023, OCIC JV WH IV Ltd., an exempt company based in the Cayman Islands and wholly-owned subsidiary of OCIC SLF, joined into the Bank of America Facility. The maturity date of the credit facility is August 25, 2025. In connection with the takeout of the Wise CLO 2024-1 CLO, certain of the assets held by OCIC JV WH IV Ltd. were transferred via a master participation agreement to OCIC JV WH VI Ltd.
On December 28, 2023, OCIC JV WH VI Ltd., an exempt company based in the Cayman Islands and wholly-owned subsidiary of OCIC SLF, joined into the Bank of America Facility. The maturity date of the credit facility is August 25, 2025. As of March 31, 2024, there was $23.1 million outstanding under the Bank of America Facility.
RBC Facility
On October 14, 2022, ORCIC JV WH II LLC, a Delaware limited liability company and wholly-owned subsidiary of OCIC SLF, entered into an up to $500 million revolving loan facility among the lenders party thereto, and Royal Bank of Canada (the “RBC Facility”). The maturity date of the credit facility is October 14, 2032. In connection with the takeout of the Wise CLO 2023-2 CLO, certain of the assets held by ORCIC JV WH II LLC were transferred via a master participation agreement to OCIC JV WH V Ltd.

On November 10, 2023, OCIC JV WH V Ltd., a Delaware limited liability company and wholly-owned subsidiary of OCIC SLF, joined into the RBC Facility. The maturity date of the credit facility is October 14, 2032. As of March 31, 2024, there were no outstanding borrowings under the RBC Facility.
Wells Fargo Facility
On June 30, 2023, ORCIC JV WH III LLC, a Delaware limited liability company and wholly-owned subsidiary of OCIC SLF, entered into an up to $200 million revolving loan facility among the lenders party thereto, and Wells Fargo Bank, N.A. (the “Wells Fargo Facility”). The maturity date of the credit facility is June 30, 2026. As of March 31, 2024, there was $109.1 million outstanding under the Wells Fargo Facility.
Wise CLO 2023-1
On September 21, 2023, ORCIC JV WH LLC merged with Wise CLO 2023-1 Ltd., a private company incorporated and existing under the laws of Jersey, with Wise CLO 2023-1 Ltd. as the surviving entity. The merger was undertaken in order for Wise CLO 2023-1 Ltd. to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2023-1”) using the financial assets previously acquired by it as the collateral underpinning the Wise 1 CLO transaction. On September 21, 2023, Wise CLO 2023-1 Ltd., as issuer, and Wise CLO 2023-1 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2023-1 Ltd., as co-issuer, closed the Wise CLO 2023-1 transaction and issued $195.0 million of Class A Notes, $46.3 million of Class B-1 Notes, $14.5 million of Class B-2 Notes, $29.3 million of Class C Notes, and $97.0 million of Subordinated Notes pursuant to an Indenture dated September 21, 2023 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association as trustee. Additionally, Wise CLO 2023-1 Ltd. and Wise CLO 2023-1 LLC incurred $75.0 million in Class A Loans pursuant to a Credit Agreement dated September 21, 2023 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, the lenders party thereto and U.S. Bank Trust Company, National Association as loan agent and collateral trustee. The notes issued and loans incurred as part of the Wise CLO 1 transaction have a stated maturity of October 2036.
Wise CLO 2023-2
On October 30, 2023, ORCIC JV WH II LLC migrated as a company incorporated in the State of Delaware to a private company incorporated and existing under the laws of Jersey. As part of the migration, ORCIC JV WH II LLC was renamed to Wise CLO 2023-2 Ltd. The migration and renaming was undertaken in order for ORCIC JV WH II LLC (now Wise CLO 2023-2 Ltd.) to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2023-2”) using the financial assets previously acquired by it as the collateral underpinning the Wise CLO 2023-2 transaction. On December 13, 2023, Wise CLO 2023-2 Ltd., as issuer, and Wise CLO 2023-2 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2023-2 Ltd., as co-issuer, closed the Wise CLO 2023-2 transaction and issued $240.0 million of Class A Notes, $41.0 million of Class B-1 Notes, $15.0 million of Class B-2 Notes, $24.0 million of Class C Notes, and $84.5 million of Subordinated Notes pursuant to an Indenture dated December 13, 2023 among Wise CLO 2023-2 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association as trustee. The notes issued as part of the Wise CLO 2023-2 transaction have a stated maturity of January 2037.
Wise CLO 2024-1
On July 27, 2023, OCIC JV WH IV Ltd. was incorporated as a company under the laws of the Cayman Islands. On January 19, 2024, changed its name from OCIC JV WH IV Ltd. to Wise CLO 2024-1 Ltd.. The renaming was undertaken in order for OCIC JV WH IV Ltd. (now Wise CLO 2024-1 Ltd.) to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2024-1”) using the financial assets previously acquired by it as the collateral underpinning the Wise CLO 2024-1 transaction. On March 7, 2024, Wise CLO 2024-1 Ltd., as issuer, and Wise CLO 2024-1 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2024-1 Ltd., as co-issuer, closed the Wise CLO 2024-1 transaction and issued $240.0 million of Class A Notes, $55.0 million of Class B-1 Notes, $5.0 million of Class B-2 Notes, $20.0 million of Class C Notes, and $88.7 million of Subordinated Notes pursuant to an Indenture dated March 7, 2024 among Wise CLO 2024-1 Ltd., as issuer, Wise CLO 2024-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association as trustee. The notes issued as part of the Wise CLO 2024-1 transaction have a stated maturity of April 2037.

The below table represents the components of interest expense for the following periods:

($ in thousands)	For the Three Months Ended March 31, 2024	For the Year Ended December 31, 2023	For the Period Ended December 31, 2022(1)
Interest expense	$18,808	$37,350	$3,145
Amortization of debt issuance costs	497	1,197	155
Total Interest Expense	$19,305	$38,547	$3,300
Average interest rate	7.8%	7.0%	5.8%
Average daily borrowings	$983,856	$532,412	$334,618
_________________
(1)OCIC SLF commenced principal operations as a joint-venture on November 2, 2022.

Results of Operations
For the three months ended March 31, 2024 and 2023
The following table represents the operating results for the following periods:

	For the Three Months Ended March 31,
($ in thousands)	2024	2023
Total Investment Income	$528,157	$305,412
Less: Operating Expenses	253,232	139,742
Net Investment Income (Loss) Before Taxes	274,925	165,670
Less: Income taxes, including excise taxes	799	95
Net Investment Income (Loss) After Taxes	274,126	165,575
Net realized gain (loss)	(3,371)	(4,577)
Net change in unrealized gain (loss)	1,615	64,035
Net Increase (Decrease) in Net Assets Resulting from Operations	$272,370	$225,033
Net increase (decrease) in net assets resulting from operations can vary from period to period as a result of various factors, including the level of new investment commitments, expenses, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio. For the three months ended March 31, 2024, our net asset value per share increased, primarily driven by earnings in excess of dividends paid. For the three months ended March 31, 2023, our net asset value per share increased, primarily driven by market spreads tightening.
Investment Income
The following table represents investment income for the following periods:

	For the Three Months Ended March 31,
($ in thousands)	2024	2023
Investment income
Interest income	$462,052	$263,262
PIK interest income	27,562	15,077
Dividend income	15,841	6,097
PIK dividend income	17,251	17,970
Other income	5,451	3,006
Total Investment Income	$528,157	$305,412

For the Three Months ended March 31, 2024 and 2023
Investment income increased to $528.2 million for the three months ended March 31, 2024 from $305.4 million for the same period in prior year primarily due to an increase in interest income as a result of an increase in our debt investment portfolio which, at par, increased from $10.74 billion as of March 31, 2023 to $17.64 billion as of March 31, 2024. Included in interest income are other fees such as prepayment fees and accelerated amortization of upfront fees from unscheduled paydowns which are non-recurring in nature. Income generated from these fees was $13.2 million for the three months ended March 31, 2024 and $0.1 million for the three months ended March 31, 2023. For the three months ended March 31, 2024, PIK interest and PIK dividend income earned was $27.6 million and $17.2 million, respectively. PIK interest and PIK dividend income represented approximately 5.2% and 3.3% of total investment income for the three months ended March 31, 2024, respectively. For the three months ended March 31, 2023, PIK interest and PIK dividend income earned was $15.1 million and $17.9 million, respectively. PIK interest and PIK dividend income represented approximately 4.9% and 5.9% of total investment income for the three months ended March 31, 2023, respectively. Other income increased period-over-period due to an increase in incremental fee income, which are fees that are generally available to us as a result of closing investments and generally paid at the time of closing or as a result of episodic amendments made to the terms of our existing debt investments. We expect that investment income will vary based on a variety of factors including the pace of our originations and repayments.
Expenses
The following table represents expenses for the following periods:

	For the Three Months Ended March 31,
($ in thousands)	2024	2023
Offering costs	$1,251	$613
Interest expense	169,416	89,595
Management fees	28,519	16,941
Performance based incentive fees	38,910	23,676
Professional fees	5,616	2,768
Directors’ fees	326	265
Shareholder servicing fees	7,412	4,327
Other general and administrative	1,782	1,557
Total operating expenses	$253,232	$139,742
For the Three Months March 31, 2024 and 2023
Total operating expenses increased to $253.2 million for the three months ended March 31, 2024 from $139.7 million for the same period prior year primarily due to increases in management fees, incentive fees and interest expense. The increase in management fees was driven by growth in the net asset value of the fund. The increase in incentive fees was due to higher pre-incentive fee net investment income earned during the three months ended March 31, 2024 compared to the three months ended March 31, 2023. The increase in interest expense was driven by an increase in average daily borrowings to $8.26 billion from $5.58 billion period over period, as well as an increase in the average interest rate to 7.6% from 6.2% period over period. As a percentage of total assets, professional fees, directors’ fees and other general and administrative expenses remained relatively consistent period over period.
Income Taxes, Including Excise Taxes
We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, we must, among other things, distribute to our shareholders in each taxable year generally at least the sum of (i) 90% of our investment company taxable income, as defined by the Code, and (ii) 90% of our net tax-exempt income for that taxable year. To maintain our tax treatment as a RIC, we, among other things, intend to make the requisite distributions to our shareholders, such that we are not subject to U.S. federal income tax with respect to amounts timely distributed to our shareholders as dividends.
We may carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, we will accrue excise tax on estimated excess taxable income.
For the three months ended March 31, 2024, and 2023 we recorded U.S. federal excise tax of $0.8 million, and $0.1 million, respectively.
Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state income taxes. For the three months ended March 31, 2024 the Company recorded a net tax benefit of approximately $9 thousand for taxable subsidiaries. The Company did not record a net tax benefit for taxable subsidiaries as of March 31, 2023.
The Company recorded net deferred tax liability of $7 thousand as of March 31, 2024 for taxable subsidiaries, which is significantly related to GAAP to tax outside basis differences in the taxable subsidiaries’ investment in certain partnership interests. The Company did not record a net deferred tax asset (liability) for tax subsidiaries as of March 31, 2023.
Under the terms of the Administration Agreement, we reimburse the Adviser for services performed for us. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we reimburse the Adviser for any services performed for us by such affiliate or third party.
Net Unrealized Gains (Losses)
We fair value our portfolio investments quarterly and any changes in fair value are recorded as unrealized gains or losses. The below table represents the net unrealized gains (losses) on our investment portfolio for the following periods:

	For the Three Months Ended March 31,
($ in thousands)	2024	2023
Net change in unrealized gain (loss):
Non-controlled, non-affiliated investments	$(4,071)	$60,654
Non-controlled, affiliated investments	1,343	(1)
Controlled, affiliated investments	4,626	3,251
Translation of assets and liabilities in foreign currencies	(291)	138
Income tax (provision) benefit	8	(7)
Net change in unrealized gain (loss)	$1,615	$64,035
For the Three Months ended March 31, 2024 and 2023
For the three months ended March 31, 2024, the net unrealized gain was primarily driven by an increase in the fair value of our debt investments as compared to December 31, 2023. The primary drivers of our portfolio’s unrealized gains were current market conditions, including credit spreads tightening across the broader markets. As of March 31, 2024, the fair value of our debt investments as a percentage of principal was 98.7%, as compared to 98.6% as of December 31, 2023.

The ten largest contributors to the change in net unrealized gain (loss) on investments during the three months ended March 31, 2024 consisted of the following:

Portfolio Company ($ in millions)	Net Change in Unrealized Gain (Loss)
Physician Partners, LLC	$(28.7)
Asurion, LLC	(12.1)
EOS U.S. Finco LLC	(7.7)
Fifth Season Investments LLC(1)	7.4
Pediatric Associates Holding Company, LLC	(4.0)
Fiesta Purchaser, Inc. (dba Shearer’s Foods)	3.3
USIC Holdings, Inc.	2.8
OCIC SLF LLC (fka Blue Owl Credit Income Senior Loan Fund LLC)(1)	(2.8)
Aruba Investments Holdings LLC (dba Angus Chemical Company)	2.4
The Shade Store, LLC	1.9
Remaining portfolio companies	39.4
Total	$1.9
_______________
(1)Portfolio company is a controlled, affiliated investment.
For the three months ended March 31, 2023, the net unrealized gain was primarily driven by an increase in the fair value of our debt investments as compared to December 31, 2022. The primary drivers of our portfolio’s unrealized gains were current market conditions as compared to December 31, 2022.
The ten largest contributors to the change in net unrealized gain (loss) on investments during the three months ended March 31, 2023 consisted of the following:

Portfolio Company ($ in millions)	Net Change in Unrealized Gain (Loss)
Asurion, LLC	$7.8
Walker Edison Furniture Company LLC	4.7
OCIC SLF LLC (fka Blue Owl Credit Income Senior Loan Fund LLC)(1)	3.2
Power Stop, LLC	(2.9)
Dealer Tire, LLC	2.6
Hyperion Refinance S.a.r.l (dba Howden Group)	2.5
Olaplex, Inc.	(2.4)
Associations, Inc.	2.4
Athenahealth Group Inc.	2.2
Muine Gall, LLC	2.0
Remaining portfolio companies	41.8
Total	$63.9
__________________
(1)Portfolio company is a controlled, affiliated investment.

Net Realized Gains (Losses)
The table below represents the realized gains and losses on fully exited and partially exited portfolio companies during the following periods:

	For the Three Months Ended March 31,
($ in thousands)	2024	2023
Net realized gain (loss) on investments	$(3,447)	$(4,577)
Net realized gain (loss) on foreign currency transactions	76	—
Net realized gain (loss)	$(3,371)	$(4,577)
For the three years ended December 31, 2023, 2022 and 2021
The following table represents the operating results for the following periods:

	For the Years Ended December 31,
($ in thousands)	2023	2022	2021
Total Investment Income	$1,549,939	$670,185	$64,843
Less: Net Operating Expenses	728,532	323,230	33,425
Net Investment Income (Loss) Before Taxes	821,407	346,955	31,418
Less: Income taxes, including excise taxes	2,283	104	11
Net Investment Income (Loss) After Taxes	819,124	346,851	31,407
Net realized gain (loss)	(9,459)	(12,377)	919
Net change in unrealized gain (loss)	196,202	(116,185)	3,564
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,005,867	$218,289	$35,890
Net increase (decrease) in net assets resulting from operations can vary from period to period as a result of various factors, including the level of new investment commitments, expenses, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio. For the year ended December 31, 2023, our net asset value per share increased, primarily driven by market spreads tightening.
Investment Income
The following table represents investment income for the following periods:

	For the Years Ended December 31,
($ in thousands)	2023	2022	2021
Investment income
Interest income	$1,348,790	$579,296	$55,530
PIK interest income	72,208	34,789	5,212
Dividend income	46,422	4,127	242
PIK dividend income	68,105	36,435	1,140
Other income	14,414	15,538	2,719
Total Investment Income	$1,549,939	$670,185	$64,843
For the Years ended December 31, 2023 and 2022
Investment income increased to $1,549.9 million for the year ended December 31, 2023 from $670.2 million for the same period in prior year primarily due to an increase in interest income as a result of an increase in our debt investment portfolio which, at par, increased from $10.1 billion as of December 31, 2022 to $15.3 billion as of

December 31, 2023. Included in interest income are other fees such as prepayment fees and accelerated amortization of upfront fees from unscheduled paydowns which are non-recurring in nature. Income generated from these fees was $15.3 million for the year ended December 31, 2023 and $1.0 million for the year ended December 31, 2022. For the years ended December 31, 2023 and 2022, PIK income represented approximately 9.1% and 10.6% of total investment income, respectively. Other income decreased period-over-period due to a decrease in incremental fee income, which are fees that are generally available to us as a result of closing investments and generally paid at the time of closing. We expect that investment income will vary based on a variety of factors including the pace of our originations and repayments.
For the Years ended December 31, 2022 and 2021
Investment income increased to $670.2 million for the year ended December 31, 2022 from $64.8 million for the same period in prior year primarily due to an increase in interest income as a result of an increase in our debt investment portfolio which, at par, increased from $3.0 billion as of December 31, 2021 to $10.1 billion as of December 31, 2022, as well as an increase in the base rates charged on our floating rate debt investments. Included in interest income are other fees such as prepayment fees and accelerated amortization of upfront fees from unscheduled paydowns which are non-recurring in nature. Income generated from these fees was $1.0 million for the year ended December 31, 2022 and $1.7 million for the year ended December 31, 2021. For the years ended December 31, 2022 and 2021, PIK income represented approximately 10.6% and 9.8% of total investment income, respectively. Other income decreased period-over-period due to a decrease in incremental fee income, which are fees that are generally available to us as a result of closing investments and generally paid at the time of closing. We expect that investment income will vary based on a variety of factors including the pace of our originations and repayments.
Expenses
The following table represents expenses for the following periods:

	For the Years Ended December 31,
($ in thousands)	2023	2022	2021
Initial organization	$—	$—	$273
Offering costs	3,295	3,661	2,972
Interest expense	472,833	200,318	14,257
Management fees	81,839	42,610	3,632
Performance based incentive fees	125,961	48,926	5,257
Professional fees	14,239	9,297	1,955
Directors’ fees	1,305	1,099	1,059
Shareholder servicing fees	21,574	12,445	1,292
Other general and administrative	7,486	4,874	2,780
Total operating expenses	$728,532	$323,230	$33,477
Management fees waived	—	—	(52)
Expense Support	—	(6,775)	(2,578)
Recoupment of Expense Support	—	6,775	2,578
Net operating expenses	$728,532	$323,230	$33,425
For the Years Ended December 31, 2023 and 2022
Total net operating expenses increased to $728.5 million for the year ended December 31, 2023 from $323.2 million for the same period prior year primarily due to increases in management fees, incentive fees and interest expense. The increase in management fees was driven by growth in the net asset value of the fund. The increase in incentive fees was due to higher pre-incentive fee net investment income and unrealized gains in the portfolio that occurred between December 31, 2023 and December 31, 2022. The increase in interest expense was driven by an increase in average daily borrowings to $6.5 billion from $3.9 billion period over period, as well as an increase in the average interest rate to 7.0% from 4.8% period over period. As a percentage of total assets, professional fees, directors’ fees and other general and administrative expenses remained relatively consistent period over period.
For the Years Ended December 31, 2022 and 2021
Total net operating expenses increased to $323.2 million for the year ended December 31, 2022 from $33.4 million for the same period prior year primarily due to increases in management fees, incentive fees and interest expense. The increase in management fees was driven by growth in the net asset value of the fund. The increase in incentive fees was due to higher pre-incentive fee net investment income. The increase in interest expense was driven by an increase in average daily borrowings to $3.9 billion from $0.4 billion period over period, as well as an increase in the average interest rate to 4.8% from 2.8% period over period. As a percentage of total assets, professional fees, directors’ fees and other general and administrative expenses remained relatively consistent period over period.
Selected Financial Data
The following table below sets forth our selected consolidated historical financial data for the years ended December 31, 2023, 2022, and 2021. The selected consolidated historical financial data has been derived from our audited consolidated financial statements, which is included in this prospectus.
The selected consolidated financial information and other data presented below should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus.

	For the Years Ended December 31,
($ in thousands, except per share amounts)	2023	2022	2021
Consolidated Statements of Operations Data
Income
Total investment income	$1,549,939	$670,185	$64,843
Expenses
Total operating expenses	728,532	323,230	33,477
Expense support	—	(6,775)	(2,578)
Management fees waived	—	—	(52)
Recoupment of expense support	—	6,775	2,578
Net operating expenses	728,532	323,230	33,425
Net investment income (loss) before income taxes	$821,407	$346,955	$31,418
Income tax, including excise tax expense	2,283	104	11
Net investment income (loss) after income taxes	$819,124	$346,851	$31,407
Total net realized and unrealized gain (loss) on investments	$186,743	$(128,562)	$4,483
Net increase (decrease) in net assets resulting from operations	$1,005,867	$218,289	$35,890
Net increase (decrease) in net assets resulting from operations - Class S common stock	$328,005	$67,729	$9,605
Net increase (decrease) in net assets resulting from operations - Class D common stock	$82,555	$18,672	$4,412
Net increase (decrease) in net assets resulting from operations - Class I common stock	$595,307	$131,888	$21,873
Earnings per share - basic and diluted of Class S common stock	$1.29	$0.45	$0.66
Earnings per share - basic and diluted of Class D common stock	$1.35	$0.49	$0.72
Earnings per share - basic and diluted of Class I common stock	$1.37	$0.55	$0.73

	For the Years Ended December 31,
($ in thousands, except per share amounts)	2023	2022	2021
Consolidated Balance Sheet Data
Investments at fair value	$16,662,093	$10,707,584	$3,120,372
Cash	415,384	225,247	21,459
Total assets	17,256,482	11,036,362	3,163,748
Total debt (net of unamortized debt issuance costs)	7,827,973	5,477,411	1,525,811
Total liabilities	8,363,936	5,786,609	1,583,020
Total net assets	8,892,546	5,249,753	1,580,728
Net asset value per Class S share	$9.48	$9.06	$9.33
Net asset value per Class D share	$9.49	$9.07	$9.33
Net asset value per Class I share	$9.50	$9.08	$9.34
Other Data:
Number of portfolio companies at year end	280	206	99
Distributions Declared Per Share	$0.95	$0.72	$0.50
Total return based on net asset value(1)	13.2%	4.8%	5.1%
Weighted average total yield of portfolio at fair value	11.4%	10.6%	7.1%
Weighted average total yield of portfolio at amortized cost	11.5%	10.5%	7.1%
Weighted average yield of debt and income producing securities at fair value	11.6%	10.9%	7.3%
Weighted average yield of debt and income producing securities at amortized cost	11.6%	10.7%	7.3%
Fair value of debt investments as a percentage of principal	98.6%	97.4%	98.6%
__________________
(1)Total return is not annualized. An investment in Class S or Class D shares is subject to Upfront Sales Load. The maximum Upfront Sales Load is 3.50% of the amount invested for Class S shares and 1.50% of the amount invested for Class D shares. There is no upfront Sales Load on the amount invested in the Class I shares. Cumulative total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses. Total return is calculated as the change in net asset value (“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, dividend by the beginning NAV per share (which for the purposes of this calculation is equal to the net offering price in effect at that time).

Selected Quarterly Financial Data (Unaudited)

	For the Three Months Ended
($ in thousands, except per share amounts)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Investment income	$305,412	$364,195	$408,781	$471,551
Net operating expenses	139,742	171,195	193,155	224,440
Net investment income (loss)	165,670	193,000	215,626	247,111
Excise tax	(95)	(1,407)	(1,027)	246
Net realized and unrealized gains (losses)	59,458	11,562	50,810	64,913
Net increase (decrease) in net assets resulting from operations	$225,033	$203,155	$265,409	$312,270
Net asset value per Class S share as of the end of the quarter	$9.21	$9.28	$9.40	$9.48
Net asset value per Class D share as of the end of the quarter	$9.22	$9.29	$9.41	$9.49
Net asset value per Class I share as of the end of the quarter	$9.24	$9.31	$9.43	$9.50
Earnings (losses) per share - basic and diluted of Class S common stock	$0.36	$0.29	$0.34	$0.30
Earnings (losses) per share - basic and diluted of Class D common stock	$0.36	$0.29	$0.34	$0.36
Earnings (losses) per share - basic and diluted of Class I common stock	$0.36	$0.29	$0.31	$0.41

	For the Three Months Ended
($ in thousands, except per share amounts)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Investment income	$70,145	$128,921	$205,219	$265,900
Net operating expenses	27,554	59,848	99,202	136,626
Net investment income (loss)	42,591	69,073	106,017	129,274
Excise tax	—	—	(4)	(100)
Net realized and unrealized gains (losses)	(23,020)	(168,799)	46,858	16,399
Net increase (decrease) in net assets resulting from operations	$19,571	$(99,726)	$152,871	$145,573
Net asset value per Class S share as of the end of the quarter	$9.24	$8.84	$8.99	$9.06
Net asset value per Class D share as of the end of the quarter	$9.25	$8.86	$9.00	$9.07
Net asset value per Class I share as of the end of the quarter	$9.26	$8.88	$9.01	$9.08
Earnings (losses) per share - basic and diluted of Class S common stock	$0.07	$(0.26)	$0.30	$0.34
Earnings (losses) per share - basic and diluted of Class D common stock	$0.08	$(0.25)	$0.31	$0.35
Earnings (losses) per share - basic and diluted of Class I common stock	$0.08	$(0.25)	$0.31	$0.41

	For the Three Months Ended
($ in thousands, except per share amounts)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Investment income	$346	$3,667	$15,626	$45,204
Net operating expenses	421	1,361	9,588	22,066
Net investment income (loss)	(75)	2,306	6,038	23,138
Excise tax	—	—	—	—
Net realized and unrealized gains (losses)	50	791	3,097	545
Net increase (decrease) in net assets resulting from operations	$(25)	$3,097	$9,135	$23,683
Net asset value per Class S share as of the end of the quarter	$—	$9.30	$9.32	$9.33
Net asset value per Class D share as of the end of the quarter	$9.24	$9.29	$9.32	$9.33
Net asset value per Class I share as of the end of the quarter	$9.26	$9.30	$9.33	$9.34
Earnings (losses) per share - basic and diluted of Class S common stock	$—	$0.19	$0.17	$0.22
Earnings (losses) per share - basic and diluted of Class D common stock	$0.08	$0.20	$0.19	$0.27
Earnings (losses) per share - basic and diluted of Class I common stock	$(0.02)	$0.20	$0.19	$0.29
Income Taxes, Including Excise Taxes
We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, we must, among other things, distribute to our shareholders in each taxable year generally at least the sum of (i) 90% of our investment company taxable income, as defined by the Code, and (ii) 90% of our net tax-exempt income for that taxable year. To maintain our tax treatment as a RIC, we, among other things, intend to make the requisite distributions to our shareholders, such that we are not subject to U.S. federal income tax with respect to amounts timely distributed to our shareholders as dividends.
We may carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, we will accrue excise tax on estimated excess taxable income.
For the three months ended March 31, 2024, and 2023 we recorded U.S. federal excise tax of $0.8 million, and $0.1 million, respectively.
Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state income taxes. For the three months ended March 31, 2024 the Company recorded a net tax benefit of approximately $9 thousand for taxable subsidiaries. The Company did not record a net tax benefit for taxable subsidiaries as of March 31, 2023.
The Company recorded net deferred tax liability of $7 thousand as of March 31, 2024 for taxable subsidiaries, which is significantly related to GAAP to tax outside basis differences in the taxable subsidiaries’ investment in certain partnership interests. The Company did not record a net deferred tax asset (liability) for tax subsidiaries as of March 31, 2023.
Under the terms of the Administration Agreement, we reimburse the Adviser for services performed for us. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we reimburse the Adviser for any services performed for us by such affiliate or third party.

Net Unrealized Gains (Losses)
We fair value our portfolio investments quarterly and any changes in fair value are recorded as unrealized gains or losses. The below table represents the net unrealized gains (losses) on our investment portfolio for the following periods:

	For the Years Ended December 31,
($ in thousands)	2023	2022	2021
Net change in unrealized gain (loss):
Net change in unrealized gain (loss) on investments	$195,317	$(114,990)	$3,566
Translation of assets and liabilities in foreign currencies	892	(1,195)	(2)
Income tax (provision) benefit	(7)	—	—
Net change in unrealized gain (loss)	$196,202	$(116,185)	$3,564
For the year ended December 31, 2023, the net unrealized gain was primarily driven by an increase in the fair value of our debt investments as compared to December 31, 2022. The primary drivers of our portfolio’s unrealized gains were current market conditions, including credit spreads tightening across the broader markets. As of December 31, 2023, the fair value of our debt investments as a percentage of principal was 98.6%, as compared to 97.4% as of December 31, 2022.
The ten largest contributors to the change in net unrealized gain (loss) on investments during the year ended December 31, 2023 consisted of the following:

Portfolio Company ($ in millions)	Net Change in Unrealized Gain (Loss)
Asurion, LLC	$28.0
Notorious Topco, LLC (dba Beauty Industry Group)	(14.5)
Blue Owl Credit Income Senior Loan Fund, LLC (f/k/a ORCIC Senior Loan Fund, LLC)(1)	13.4
Athenahealth Group Inc.	10.0
Dealer Tire, LLC	7.7
CD&R Value Building Partners I, L.P. (dba Belron)	7.0
Cloud Software Group, Inc.	6.3
LSI Financing 1 Designated Activity Company(2)	6.1
CoreLogic Inc.	5.8
Rhea Parent, Inc.	5.4
Remaining portfolio companies	120.1
Total	$195.3
__________________
(1)Portfolio company is a controlled, affiliated investment.
(2)Portfolio company is a non-controlled, affiliated investment.
For the year ended December 31, 2022, the net unrealized loss was primarily driven by a decrease in the fair value of our investments as compared to December 31, 2021. The primary drivers of our portfolio’s unrealized losses were current market conditions, including public market volatility, and credit spreads widening across the broader markets as compared to December 31, 2021.

The ten largest contributors to the change in net unrealized gain (loss) on investments during the year ended December 31, 2022 consisted of the following:

Portfolio Company ($ in millions)	Net Change in Unrealized Gain (Loss)
Asurion, LLC	$(31.5)
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)	12.7
Athenahealth Group Inc.	(11.7)
Help/Systems Holdings, Inc.	(8.5)
Dealer Tire, LLC	(7.2)
CoreLogic Inc.	(6.3)
Ivanti Software, Inc.	(4.7)
Packers Holdings, LLC	(4.3)
Walker Edison Furniture Company LLC	(4.2)
Delta TopCo, Inc. (dba Infoblox, Inc.)	(3.5)
Remaining portfolio companies	(47.0)
Total	$(116.2)
The ten largest contributors to the change in net unrealized gain (loss) on investments during the year ended December 31, 2021 consisted of the following:

Portfolio Company ($ in millions)	Net Change in Unrealized Gain (Loss)
Packaging Coordinators Midco, Inc.	$1.0
Gaylord Chemical Company, LLC	0.5
Walker Edison Furniture Company LLC	(0.5)
ConAir Holdings LLC	0.5
Denali BuyerCo, LLC (dba Summit Companies)	0.5
Mavis Tire Express Services Topco Corp.	0.3
Individual Foodservice Holdings, LLC	0.3
Intelerad Medical Systems Inc.	0.3
Asurion, LLC	0.2
Tahoe Finco, LLC	(0.2)
Remaining portfolio companies	0.7
Total	$3.6
For the year ended December 31, 2021, the net unrealized gain was primarily driven by an increase in the fair value of our investments as compared to December 31, 2020. The primary drivers of our portfolio’s unrealized gains were current market conditions as compared to December 31, 2020, as well as certain over performing investments.

Net Realized Gains (Losses)
The table below represents the realized gains and losses on fully exited and partially exited portfolio companies during the following periods:

	For the Years Ended December 31,
($ in thousands)	2023	2022	2021
Net realized gain (loss) on investments	$(8,940)	$(12,748)	$923
Net realized gain (loss) on foreign currency transactions	(519)	371	(4)
Net realized gain (loss)	$(9,459)	$(12,377)	$919
__________________
(1)The Company commenced operations on November 10, 2020.
Financial Condition, Liquidity and Capital Resources
Our liquidity and capital resources are generated primarily from the net proceeds of any offering of our common stock and from cash flows from interest, dividends and fees earned from our investments and principal repayments and proceeds from sales of our investments. The primary uses of our cash are for (i) investments in portfolio companies and other investments and to comply with certain portfolio diversification requirements, (ii) the cost of operations (including paying or reimbursing our Adviser), (iii) debt service, repayment and other financing costs of any borrowings and (iv) cash distributions to the holders of our shares.
We may from time to time enter into additional credit facilities, increase the size of our existing credit facilities or issue debt securities. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to incur borrowings, issue debt securities or issue preferred stock, if immediately after the borrowing or issuance, the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 150%. Our current target leverage ratio is 0.90x-1.25x.
In addition, from time to time, we may seek to retire, repurchase, or exchange debt securities in open market purchases or by other means, including privately negotiated transactions, in each case dependent on market conditions, liquidity, contractual obligations, and other matters. The amounts involved in any such transactions, individually or in the aggregate, may be material.
As of March 31, 2024 and December 31, 2023, our asset coverage ratios were 208% and 209%, respectively. We seek to carefully consider our unfunded commitments for the purpose of planning our ongoing financial leverage. Further, we maintain sufficient borrowing capacity within the 150% asset coverage limitation to cover any outstanding unfunded commitments we are required to fund.
Cash as of March 31, 2024, taken together with our available debt, is expected to be sufficient for our investing activities and to conduct our operations in the near term. As of March 31, 2024 we had $2.06 billion available under our credit facilities.
Our long-term cash needs will include principal payments on outstanding indebtedness and funding of additional portfolio investments. Funding for long-term cash needs will come from unused net proceeds from financing activities. We believe that our liquidity and sources of capital are adequate to satisfy our short and long-term cash requirements. We cannot, however, be certain that these sources of funds will be available at a time and upon terms acceptable to us in sufficient amounts in the future.
As of March 31, 2024, we had $663.0 million in cash. During the three months ended March 31, 2024, we used $1.91 billion in cash for operating activities, primarily as a result of funding portfolio investments of $3.04 billion, partially offset by sales and repayments of portfolio investments of $0.78 billion and other operating activities of $0.35 billion. Lastly, cash provided by financing activities was $2.16 billion during the period, which was the result of proceeds from net borrowings on our credit facilities, net of debt issuance costs, of $1.10 billion, and proceeds from the issuance of shares of $1.30 billion, partially offset by $131.0 million of distributions paid and share repurchases of $114.0 million.
Net Assets
Share Issuances
In connection with our formation, we had the authority to issue 3,000,000,000 common shares at $0.01 per share par value, 1,000,000,000 of which are classified as Class S common shares, 1,000,000,000 of which are classified as Class D common shares, and 1,000,000,000 of which are classified as Class I common shares. Pursuant to our initial public offering we offered $2,500,000,000 in any combination of shares of Class S, Class D, and Class I common stock and pursuant to our follow-on offering we are currently offering $13,500,000,000 in any combination of shares of Class S, Class D and Class I common stock.
We also sell shares of our Class I common stock to feeder vehicles primarily created to hold our Class I shares. The offer and sale of these shares is exempt from the registration provisions of the Securities Act of 1933 pursuant to Section 4(a)(2) and/or Regulation S.
Shares of our common stock are not listed for trading on a stock exchange or other securities market and there is no established public trading market for our common stock. Currently, the purchase price per share for each class of common stock varies, but will not be sold at a price below our net asset value per share of such class, as determined in accordance with our share pricing policy, plus applicable upfront selling commissions.
The below tables summarize transactions with respect to shares of our common stock during the following periods:

	Three Months Ended March 31, 2024
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	46,124,796	$441,603	3,653,226	$34,721	78,481,959	$746,402	128,259,981	$1,222,726
Shares/gross proceeds from the private placements	—	—	—	—	8,474,515	80,612	8,474,515	80,612
Share Transfers between classes(1)	(72,397)	(687)	(35,690,399)	(338,702)	35,724,999	339,389	(37,797)	—
Reinvestment of distributions	3,448,275	32,710	551,717	5,238	6,445,103	61,289	10,445,095	99,237
Repurchased shares	(3,560,660)	(33,826)	(2,771,164)	(26,354)	(8,603,765)	(81,994)	(14,935,589)	(142,174)
Total shares/gross proceeds	45,940,014	439,800	(34,256,620)	(325,097)	120,522,811	1,145,698	132,206,205	1,260,401
Sales load	—	(4,007)	—	(30)	—	—	—	(4,037)
Total shares/net proceeds	45,940,014	$435,793	(34,256,620)	$(325,127)	120,522,811	$1,145,698	132,206,205	$1,256,364
__________________
(1)In certain cases, and subject to Blue Owl Securities LLC’s (d/b/a Blue Owl Securities) (the “Dealer Manager”) approval, including in situations where a holder of Class S or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged into an equivalent net asset value amount of Class I shares.

	Three Months Ended March 31, 2023
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	17,528,972	$162,332	5,015,703	$46,224	38,530,460	$353,968	61,075,135	$562,524
Shares/gross proceeds from the private placements	—	—	—	—	1,525,337	14,040	1,525,337	14,040
Share Transfers between classes(1)	—	—	—	—	—	—	—	—
Reinvestment of distributions	1,723,661	15,832	520,722	4,787	3,120,002	28,728	5,364,385	49,347
Repurchased shares	(2,349,994)	(21,643)	(374,566)	(3,453)	(7,361,842)	(68,024)	(10,086,402)	(93,120)
Total shares/gross proceeds	16,902,639	156,521	5,161,859	47,558	35,813,957	328,712	57,878,455	532,791
Sales load	—	(1,557)	—	(49)	—	—	—	(1,606)
Total shares/net proceeds	16,902,639	$154,964	5,161,859	$47,509	35,813,957	$328,712	57,878,455	$531,185
__________________
(1)In certain cases, and subject to Blue Owl Securities LLC’s (d/b/a Blue Owl Securities) (the “Dealer Manager”) approval, including in situations where a holder of Class S or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged into an equivalent net asset value amount of Class I shares.

	For the Years Ended December 31, 2023
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	128,425,036	$1,204,984	27,584,220	$256,944	202,538,090	$1,886,382	358,547,346	$3,348,310
Shares/gross proceeds from the private placements	—	—	—	—	13,128,239	122,591	13,128,239	122,591
Share Transfers between classes(1)	(282,712)	(2,614)	—	—	281,797	2,614	(915)	—
Reinvestment of distributions	8,864,839	82,376	2,590,093	24,077	16,426,701	153,086	27,881,633	259,539
Repurchased shares	(8,113,011)	(75,799)	(3,642,417)	(34,058)	(29,560,722)	(277,409)	(41,316,150)	(387,266)
Total shares/gross proceeds	128,894,152	1,208,947	26,531,896	246,963	202,814,105	1,887,264	358,240,153	3,343,174
Sales load	—	(10,195)	—	(209)	—	—	—	(10,404)
Total shares/net proceeds	128,894,152	$1,198,752	26,531,896	$246,754	202,814,105	$1,887,264	358,240,153	$3,332,770
__________________
(1)In certain cases, and subject to Blue Owl Securities LLC’s (d/b/a Blue Owl Securities) (the “Dealer Manager”) approval, including in situations where a holder of Class S or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged into an equivalent net asset value amount of Class I shares.

	For the Years Ended December 31, 2022
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	138,716,357	$1,281,798	29,988,942	$275,634	238,170,125	$2,182,504	406,875,424	$3,739,936
Shares/gross proceeds from the private placements	—	—	—	—	14,129,039	129,327	14,129,039	129,327
Reinvestment of distributions	3,532,070	32,022	1,200,084	10,905	6,299,574	57,235	11,031,728	100,162
Repurchased shares	(5,997,912)	(54,182)	(846,059)	(7,645)	(15,890,220)	(143,936)	(22,734,191)	(205,762)
Total shares/gross proceeds	136,250,515	1,259,638	30,342,967	278,895	242,708,518	2,225,130	409,302,000	3,763,664
Sales load	—	(11,111)	—	(481)	—	—	—	(11,592)
Total shares/net proceeds	136,250,515	$1,248,527	30,342,967	$278,413	242,708,518	$2,225,130	409,302,000	$3,752,071

	For the Years Ended December 31, 2021
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	60,515,400	$568,479	18,426,554	$171,456	88,545,531	$823,758	167,487,485	$1,563,693
Shares/gross proceeds from the private placements	—	—	—	—	—	—	—	—
Reinvestment of distributions	201,649	1,877	137,104	1,274	418,652	3,897	757,405	7,048
Repurchased shares	(16,129)	(150)	(11,327)	(106)	(161,083)	(1,504)	(188,539)	(1,760)
Total shares/gross proceeds	60,700,920	570,206	18,552,331	172,624	88,803,100	826,151	168,056,351	1,568,981
Sales load	—	(5,223)	—	(118)	—	—	—	(5,341)
Total shares/net proceeds	60,700,920	$564,983	18,552,331	$172,506	88,803,100	$826,151	168,056,351	$1,563,640
In accordance with the our share pricing policy, we will modify our public offering prices to the extent necessary to comply with the requirements of the 1940 Act, including the requirement that we will not sell shares at a net offering price below the net asset value per share unless we obtain the requisite approval from our shareholders.

The changes to our offering price per share since the commencement of our initial continuous public offering and associated effective dates of such changes were as follows:

Class S
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
March 1, 2021	$9.26	$0.32	$9.58
April 1, 2021	$9.26	$0.32	$9.58
May 1, 2021	$9.26	$0.32	$9.58
June 1, 2021	$9.28	$0.32	$9.60
July 1, 2021	$9.30	$0.33	$9.63
August 1, 2021	$9.30	$0.33	$9.63
September 1, 2021	$9.30	$0.33	$9.63
October 1, 2021	$9.31	$0.33	$9.64
November 1, 2021	$9.32	$0.33	$9.65
December 1, 2021	$9.31	$0.33	$9.64
January 1, 2022	$9.33	$0.33	$9.66
February 1, 2022	$9.33	$0.33	$9.66
March 1, 2022	$9.27	$0.32	$9.59
April 1, 2022	$9.24	$0.32	$9.56
May 1, 2022	$9.23	$0.32	$9.55
June 1, 2022	$9.02	$0.32	$9.34
July 1, 2022	$8.84	$0.31	$9.15
August 1, 2022	$9.02	$0.32	$9.34
September 1, 2022	$9.09	$0.32	$9.41
October 1, 2022	$8.99	$0.31	$9.30
November 1, 2022	$9.00	$0.32	$9.32
December 1, 2022	$9.05	$0.32	$9.37
January 1, 2023	$9.06	$0.32	$9.38
February 1, 2023	$9.24	$0.32	$9.56
March 1, 2023	$9.23	$0.32	$9.55
April 1, 2023	$9.21	$0.32	$9.53
May 1, 2023	$9.21	$0.32	$9.53
June 1, 2023	$9.18	$0.32	$9.50
July 1, 2023	$9.28	$0.32	$9.60
August 1, 2023	$9.33	$0.33	$9.66
September 1, 2023	$9.37	$0.33	$9.70
October 1, 2023	$9.40	$0.33	$9.73
November 1, 2023	$9.36	$0.33	$9.69
December 1, 2023	$9.42	$0.33	$9.75
January 1, 2024	$9.48	$0.33	$9.81
February 1, 2024	$9.49	$0.33	$9.82
March 1, 2024	$9.49	$0.33	$9.82

Class D
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
March 1, 2021	$9.26	$0.14	$9.40
April 1, 2021	$9.26	$0.14	$9.40
May 1, 2021	$9.25	$0.14	$9.39
June 1, 2021	$9.27	$0.14	$9.41
July 1, 2021	$9.29	$0.14	$9.43
August 1, 2021	$9.29	$0.14	$9.43
September 1, 2021	$9.29	$0.14	$9.43
October 1, 2021	$9.31	$0.14	$9.45
November 1, 2021	$9.32	$0.14	$9.46
December 1, 2021	$9.31	$0.14	$9.45
January 1, 2022	$9.34	$0.14	$9.48
February 1, 2022	$9.33	$0.14	$9.47
March 1, 2022	$9.27	$0.14	$9.41
April 1, 2022	$9.25	$0.14	$9.39
May 1, 2022	$9.24	$0.14	$9.38
June 1, 2022	$9.04	$0.14	$9.18
July 1, 2022	$8.86	$0.13	$8.99
August 1, 2022	$9.04	$0.14	$9.18
September 1, 2022	$9.09	$0.14	$9.23
October 1, 2022	$9.00	$0.14	$9.14
November 1, 2022	$9.01	$0.14	$9.15
December 1, 2022	$9.05	$0.14	$9.19
January 1, 2023	$9.07	$0.14	$9.21
February 1, 2023	$9.25	$0.14	$9.39
March 1, 2023	$9.24	$0.14	$9.38
April 1, 2023	$9.22	$0.14	$9.36
May 1, 2023	$9.22	$0.14	$9.36
June 1, 2023	$9.19	$0.14	$9.33
July 1, 2023	$9.29	$0.14	$9.43
August 1, 2023	$9.34	$0.14	$9.48
September 1, 2023	$9.38	$0.14	$9.52
October 1, 2023	$9.41	$0.14	$9.55
November 1, 2023	$9.37	$0.14	$9.51
December 1, 2023	$9.43	$0.14	$9.57
January 1, 2024	$9.49	$0.14	$9.63
February 1, 2024	$9.50	$0.14	$9.64
March 1, 2024	$9.50	$0.14	$9.64

Class I
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
Initial Offering Price	$10.00	$—	$10.00
March 1, 2021	$9.26	$—	$9.26
April 1, 2021	$9.26	$—	$9.26
May 1, 2021	$9.26	$—	$9.26
June 1, 2021	$9.28	$—	$9.28
July 1, 2021	$9.30	$—	$9.30
August 1, 2021	$9.30	$—	$9.30
September 1, 2021	$9.30	$—	$9.30
October 1, 2021	$9.32	$—	$9.32
November 1, 2021	$9.32	$—	$9.32
December 1, 2021	$9.31	$—	$9.31
January 1, 2022	$9.34	$—	$9.34
February 1, 2022	$9.34	$—	$9.34
March 1, 2022	$9.28	$—	$9.28
April 1, 2022	$9.26	$—	$9.26
May 1, 2022	$9.25	$—	$9.25
June 1, 2022	$9.05	$—	$9.05
July 1, 2022	$8.88	$—	$8.88
August 1, 2022	$9.06	$—	$9.06
September 1, 2022	$9.11	$—	$9.11
October 1, 2022	$9.01	$—	$9.01
November 1, 2022	$9.02	$—	$9.02
December 1, 2022	$9.07	$—	$9.07
January 1, 2023	$9.08	$—	$9.08
February 1, 2023	$9.26	$—	$9.26
March 1, 2023	$9.26	$—	$9.26
April 1, 2023	$9.24	$—	$9.24
May 1, 2023	$9.24	$—	$9.24
June 1, 2023	$9.21	$—	$9.21
July 1, 2023	$9.31	$—	$9.31
August 1, 2023	$9.36	$—	$9.36
September 1, 2023	$9.39	$—	$9.39
October 1, 2023	$9.43	$—	$9.43
November 1, 2023	$9.38	$—	$9.38
December 1, 2023	$9.45	$—	$9.45
January 1, 2024	$9.50	$—	$9.50
February 1, 2024	$9.51	$—	$9.51
March 1, 2024	$9.52	$—	$9.52

Distributions
The Board authorizes and declares monthly distribution amounts per share of common stock, payable monthly in arrears. The following table presents cash distributions per share that were recorded during the following periods:

	For the Three Months March 31, 2024
Declaration Date	Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount
($ in thousands, except per share amounts)				Class S	Class D	Class I
November 20, 2023	January 31, 2024	February 23, 2024	$0.07010	$21,517	$2,829	$42,089
February 21, 2024	February 29, 2024	March 22, 2024	0.07010	22,651	2,984	44,196
February 21, 2024	March 29, 2024	April 23, 2024	0.10280	35,655	4,144	67,451
		Total	$0.24300	$79,823	$9,957	$153,736
__________________
(1)Distributions per share are gross of shareholder servicing fees.

	For the Year Ended December 31, 2023
Declaration Date	Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount
($ in thousands, except per share amounts)				Class S	Class D	Class I
December 5, 2022	January 31, 2023	February 24, 2023	$0.08765	$16,523	$4,296	$30,667
February 10, 2023	February 28, 2023	March 23, 2023	0.06765	12,882	3,372	24,319
February 10, 2023	March 31, 2023	April 26, 2023	0.06765	13,027	3,550	24,938
February 10, 2023	April 30, 2023	May 22, 2023	0.08765	18,233	4,956	33,691
May 9, 2023	May 31, 2023	June 26, 2023	0.06765	14,183	3,884	27,515
May 9, 2023	June 30, 2023	July 26, 2023	0.06765	14,804	3,894	28,323
May 9, 2023	July 31, 2023	August 22, 2023	0.08765	20,574	5,252	38,233
August 21, 2023	August 31, 2023	September 26, 2023	0.07010	16,878	4,262	31,886
August 21, 2023	September 30, 2023	October 26, 2023	0.07010	17,637	4,358	33,085
August 21, 2023	October 31, 2023	November 24, 2023	0.10280	28,071	6,689	50,825
November 20, 2023	November 30, 2023	December 22, 2023	0.07010	19,595	5,010	36,503
November 20, 2023	December 29, 2023	January 25, 2024	0.10280	31,265	7,602	55,062
		Total	$0.94945	$223,672	$57,125	$415,047
__________________
(1)Distributions per share are gross of shareholder servicing fees.

	For the Year Ended December 31, 2022
Declaration Date	Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount
($ in thousands, except per share amounts)				Class S	Class D	Class I
November 2, 2021	January 31, 2022	February 23, 2022	$0.05580	$3,798	$1,094	$6,347
November 2, 2021	February 28, 2022	March 24, 2022	0.05580	4,593	1,367	7,312
November 2, 2021	March 31, 2022	April 25, 2022	0.05580	5,334	1,673	8,860
February 23, 2022	April 30, 2022	May 24, 2022	0.05580	6,147	1,767	10,893
February 23, 2022	May 31, 2022	June 23, 2022	0.05580	6,896	2,003	12,307
February 23, 2022	June 30, 2022	July 26, 2022	0.05580	7,613	2,110	13,541
May 3, 2022	July 31, 2022	August 24, 2022	0.06038	8,877	2,445	15,923
May 3, 2022	August 31, 2022	September 26, 2022	0.06038	9,247	2,505	16,982
May 3, 2022	September 30, 2022	October 26, 2022	0.06643	10,779	2,902	19,803
October 23, 2022	October 31, 2022	November 28, 2022	0.06643	11,169	3,007	20,728
November 22, 2022	November 30, 2022	December 23, 2022	0.06643	11,567	3,113	21,596
December 5, 2022	December 31, 2022	January 26, 2023	0.06643	11,774	3,153	22,109
		Total	$0.72128	$97,794	$27,139	$176,401
__________________
(1)Distributions per share are gross of shareholder servicing fees.

	For the Year Ended December 31, 2021
Declaration Date	Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount
($ in thousands, except per share amounts)				Class S	Class D	Class I
February 23, 2021	March 31, 2021	April 28, 2021	$0.05146	$—	$16	$194
February 23, 2021	April 30, 2021	May 27, 2021	0.05146	33	54	418
February 23, 2021	May 31, 2021	June 24, 2021	0.05146	91	101	558
February 23, 2021	June 30, 2021	July 27, 2021	0.05146	129	168	839
May 5, 2021	July 31, 2021	August 23, 2021	0.05146	294	222	1,116
May 5, 2021	August 31, 2021	September 27, 2021	0.05146	432	270	1,648
May 5, 2021	September 30, 2021	October 25, 2021	0.05146	789	354	2,209
August 3, 2021	October 31, 2021	November 22, 2021	0.05291	1,379	707	3,125
August 3, 2021	November 30, 2021	December 22, 2021	0.05435	2,060	867	3,997
August 3, 2021	December 31, 2021	January 27, 2022	0.05580	2,979	999	5,027
		Total	$0.52328	$8,186	$3,758	$19,131
__________________
(1)Distributions per share are gross of shareholder servicing fees.
We have adopted a distribution reinvestment plan which was amended and restated on May 6, 2024. The amended and restated distribution reinvestment plan provides for the reinvestment of cash distributions on behalf of shareholders who have enrolled in the distribution reinvestment plan. As a result, if the Board authorizes and declares a cash distribution, then the shareholders who have enrolled in the distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. We expect to use newly issued shares to implement the distribution reinvestment plan.
We may fund our cash distributions to shareholders from any source of funds available to us, including but not limited to offering proceeds, net investment income from operations, capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense support from the Adviser, which is subject to recoupment. In no event, however, will funds be advanced or borrowed for the purpose of distributions, if the amount of such distributions would exceed our accrued and received revenues for the previous four quarters, less paid and accrued operating expenses with respect to such revenues and costs.

Through March 31, 2024, pursuant to the Expense Support Agreement which was terminated by the Adviser on March 7, 2023, a portion of our distributions resulted from expense support from the Adviser. The purpose of this arrangement was to avoid distributions being characterized as a return of capital for U.S. federal income tax purposes. Shareholders should understand that any such distribution is not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser continues to provide expense support. Shareholders should also understand that our future repayments of expense support will reduce the distributions that they would otherwise receive. There can be no assurance that we will achieve the performance necessary to sustain these distributions, or be able to pay distributions at all.
Sources of distributions, other than net investment income and realized gains on a U.S. GAAP basis, include required adjustments to U.S. GAAP net investment income in the current period to determine taxable income available for distributions. The below tables reflect the sources of cash distributions on a U.S. GAAP basis that we have declared on our shares of common stock during the following periods:

	For the Three Months March 31, 2024
Source of Distribution(2)	Per Share(1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.24300	$243,516	100.0%
Total	$0.24300	$243,516	100.0%
__________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Data in this table is presented on a consolidated basis. Refer to “ITEM 1. - Notes to Consolidated Financial Statements - Note 11. Financial Highlights” for amounts by share class.

	For the Years Ended December 31, 2023
Source of Distribution(2)	Per Share(1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.94945	$695,844	100.0%
Total	$0.94945	$695,844	100.0%
__________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Data in this table is presented on a consolidated basis. Refer to “ITEM 1. — Notes to Consolidated Financial Statements — Note 11. Financial Highlights” for amounts by share class.

	For the Years Ended December 31, 2022
Source of Distribution(2)	Per Share(1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.72128	$301,334	100.0%
Total	$0.72128	$301,334	100.0%
__________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Data in this table is presented on a consolidated basis. Refer to “ITEM 1. — Notes to Consolidated Financial Statements — Note 11. Financial Highlights” for amounts by share class.

	For the Years Ended December 31, 2021
Source of Distribution(2)	Per Share(1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.52328	$31,075	100.0%
Total	$0.52328	$31,075	100.0%
__________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Data in this table is presented on a consolidated basis. Refer to “ITEM 1. — Notes to Consolidated Financial Statements — Note 11. Financial Highlights” for amounts by share class.

Share Repurchases
Our Board has complete discretion to determine whether we will engage in any share repurchase, and if so, the terms of such repurchase. At the discretion of our Board, we may use cash on hand, cash available from borrowings, and cash from the sale of our investments as of the end of the applicable period to repurchase shares.
We have commenced a share repurchase program pursuant to which we intend to conduct quarterly repurchase offers to allow our shareholders to tender their shares at a price equal to the net offering price per share for the applicable class of shares on each date of repurchase.
All shares purchased by us pursuant to the terms of each offer to repurchase will be retired and thereafter will be authorized and unissued shares.
We intend to limit the number of shares to be repurchased in each quarter to no more than 5.00% of our outstanding shares of our common stock.
Any periodic repurchase offers are subject in part to our available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. While we intend to continue to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time.

Offer Date	Class	Tender Offer Expiration	Tender Offer	Purchase Price per Share	Shares Repurchased
August 25, 2021	D	September 30, 2021	$55	$9.31	5,933
August 25, 2021	I	September 30, 2021	$291	$9.32	31,255
November 26, 2021	S	December 30, 2021	$150	$9.33	16,129
November 26, 2021	D	December 30, 2021	$51	$9.34	5,394
November 26, 2021	I	December 30, 2021	$1,213	$9.34	129,828
February 25, 2022	S	March 31, 2022	$6,001	$9.24	649,420
February 25, 2022	D	March 31, 2022	$304	$9.25	32,853
February 25, 2022	I	March 31, 2022	$16,978	$9.26	1,833,520
May 25, 2022	S	June 30, 2022	$8,365	$8.84	946,284
May 25, 2022	D	June 30, 2022	$1,110	$8.86	125,276
May 25, 2022	I	June 30, 2022	$18,414	$8.88	2,073,617
August 25, 2022	S	September 30, 2022	$8,769	$8.99	975,399
August 25, 2022	D	September 30, 2022	$1,132	$9.00	125,759
August 25, 2022	I	September 30, 2022	$33,853	$9.01	3,757,292
November 28, 2022	S	December 31, 2022	$31,047	$9.06	3,426,809
November 28, 2022	D	December 31, 2022	$5,098	$9.07	562,171
November 28, 2022	I	December 31, 2022	$74,691	$9.08	8,225,791
February 28, 2023	S	March 31, 2023	$21,643	$9.21	2,349,994
February 28, 2023	D	March 31, 2023	$3,453	$9.22	374,566
February 28, 2023	I	March 31, 2023	$68,023	$9.24	7,361,842
May 31, 2023	S	June 30, 2023	$16,367	$9.28	1,763,641
May 31, 2023	D	June 30, 2023	$13,809	$9.29	1,486,423
May 31, 2023	I	June 30, 2023	$46,072	$9.31	4,948,651
August 24, 2023	S	September 30, 2023	$14,790	$9.40	1,573,405
August 24, 2023	D	September 30, 2023	$12,978	$9.41	1,379,185
August 24, 2023	I	September 30, 2023	$76,140	$9.43	8,074,185
November 27, 2023	S	December 31, 2023	$22,998	$9.48	2,425,971
November 27, 2023	D	December 31, 2023	$3,817	$9.49	402,243
November 27, 2023	I	December 31, 2023	$87,172	$9.50	9,176,044
February 27, 2024	S	March 31, 2024	$33,826	$9.50	3,560,660
February 27, 2024	D	March 31, 2024	$26,354	$9.51	2,771,164
February 27, 2024	I	March 31, 2024	$81,994	$9.53	8,603,765

Debt
Aggregate Borrowings
Our debt obligations consisted of the following as of the following periods:

	March 31, 2024
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
Revolving Credit Facility(3)	$1,945,000	$1,026,111	$918,889	$1,010,177
SPV Asset Facility I	525,000	200,000	128,816	194,067
SPV Asset Facility II	1,800,000	995,000	637,604	988,398
SPV Asset Facility III	1,000,000	622,000	159,313	613,501
SPV Asset Facility IV	500,000	200,000	96,731	196,396
SPV Asset Facility V	300,000	200,000	40,176	197,183
SPV Asset Facility VI	750,000	350,000	75,300	343,145
CLO VIII	290,000	290,000	—	287,955
CLO XI	260,000	260,000	—	258,185
CLO XII	260,000	260,000	—	258,049
CLO XV	312,000	312,000	—	309,194
CLO XVI	420,000	420,000	—	417,528
March 2025 Notes	500,000	500,000	—	496,928
September 2026 Notes	350,000	350,000	—	345,100
February 2027 Notes	500,000	500,000	—	497,220
September 2027 Notes(4)	600,000	600,000	—	589,386
June 2028 Notes(4)	650,000	650,000	—	640,716
January 2029 Notes(4)	550,000	550,000	—	536,981
March 2031 Notes(4)	750,000	750,000	—	721,719
Total Debt	$12,262,000	$9,035,111	$2,056,829	$8,901,828
__________________
(1)The amount available reflects any limitations related to each credit facility’s borrowing base.
(2)The carrying values of the Company’s Revolving Credit Facility, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III, SPV Asset Facility IV, SPV Asset Facility V, SPV Asset Facility VI, CLO VIII, CLO XI, CLO XII, CLO XV, CLO XVI, March 2025 Notes, September 2026 Notes, February 2027 Notes, September 2027 Notes, June 2028 Notes, January 2029 Notes, and March 2031 Notes are presented net of unamortized debt issuance costs of $15.9 million, $5.9 million, $6.6 million, $8.5 million, $3.6 million, $2.8 million, $6.9 million, $2.0 million, $1.8 million, $2.0 million, $2.8 million, $2.5 million, $3.0 million, $4.9 million, $2.8 million, $6.5 million, $9.5 million, $13.2 million, and $21.0 million, respectively.
(3)Includes unrealized gain (loss) on translation of borrowings denominated in foreign currencies.
(4)Inclusive of change in fair market value of effective hedge.

	December 31, 2023
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
Revolving Credit Facility(3)	$1,945,000	$628,128	$1,316,872	$611,396
SPV Asset Facility I	525,000	475,000	50,000	468,920
SPV Asset Facility II	1,800,000	1,718,000	82,000	1,710,745
SPV Asset Facility III	1,000,000	522,000	289,180	513,046
SPV Asset Facility IV	500,000	250,000	61,848	246,296
SPV Asset Facility V	300,000	200,000	12,439	197,005
SPV Asset Facility VI	750,000	160,000	18,188	152,994
CLO VIII	290,000	290,000	—	287,907
CLO XI	260,000	260,000	—	258,144
CLO XII	260,000	260,000	—	258,002
March 2025 Notes	500,000	500,000	—	496,586
September 2026 Notes	350,000	350,000	—	344,682
February 2027 Notes	500,000	500,000	—	496,699
September 2027 Notes(4)	600,000	600,000	—	598,564
June 2028 Notes	650,000	650,000	—	640,012
January 2029 Notes(4)	550,000	550,000	—	546,975
Total Debt	$10,780,000	$7,913,128	$1,830,527	$7,827,973
__________________
(1)The amount available reflects any limitations related to each credit facility’s borrowing base.
(2)The carrying values of the Company’s Revolving Credit Facility, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III, SPV Asset Facility IV, SPV Asset Facility V, SPV Asset Facility VI, CLO VIII, CLO XI, CLO XII, March 2025 Notes, September 2026 Notes, February 2027 Notes, September 2027 Notes, June 2028 Notes, and January 2029 Notes are presented net of unamortized debt issuance costs of $16.6 million, $6.1 million, $7.3 million, $9.0 million, $3.7 million, $3.0 million, $7.0 million, $2.1 million, $1.9 million, $2.0 million, $3.4 million, $5.4 million, $3.3 million, $6.9 million, and $9.9 million, and $13.6 million, respectively.
(3)Includes unrealized gain (loss) on translation of borrowings denominated in foreign currencies.
(4)Inclusive of change in fair market value of effective hedge.

	December 31, 2022
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
Revolving Credit Facility(3)	$1,845,000	$302,287	$1,542,713	$288,636
SPV Asset Facility I	550,000	440,430	72,337	437,241
SPV Asset Facility II	1,800,000	1,538,000	164,506	1,528,048
SPV Asset Facility III	750,000	555,000	50,764	549,851
SPV Asset Facility IV	500,000	465,000	26,911	460,869
CLO VIII	290,000	290,000	—	287,946
March 2025 Notes	500,000	500,000	—	495,309
September 2026 Notes	350,000	350,000	—	344,226
February 2027 Notes	500,000	500,000	—	493,735
September 2027 Notes	600,000	600,000	—	591,550
Total Debt	$7,685,000	$5,540,717	$1,857,231	$5,477,411
__________________
(1)The amount available reflects any limitations related to each credit facility’s borrowing base.
(2)The carrying values of the Company’s Revolving Credit Facility, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III, SPV Asset Facility IV, CLO VIII, March 2025 Notes, September 2026 Notes, February 2027 Notes, and September 2027 Notes are presented net of unamortized debt issuance costs of $13.6 million, $3.2 million, $10.0 million, $5.1 million, $4.1 million, $2.1 million, $4.7 million, $5.8 million, $6.3 million, and $8.4 million, respectively.

(3)Includes unrealized gain (loss) on translation of borrowings denominated in foreign currencies.
The below table represents the components of interest expense for the following periods:

	For the Three Months Ended March 31,
($ in thousands)	2024	2023
Interest expense	$158,509	$86,574
Amortization of debt issuance costs	6,281	3,697
Net change in unrealized (gain) loss on effective interest rate swaps and hedged items(1)	4,626	(676)
Total Interest Expense	$169,416	$89,595
Average interest rate	7.6%	6.2%
Average daily borrowings	$8,255,253	$5,579,502
__________________
(1)Refer to the September 2027, June 2028, January 2029, and March 2031 Notes for details on the facilities’ interest rate swaps

	For the Years Ended December 31,
($ in thousands)	2023	2022	2021
Interest expense	$457,035	$190,110	$12,619
Amortization of debt issuance costs	17,912	10,657	1,638
Net change in unrealized (gain) loss on effective interest rate swaps and hedged items(1)	(2,114)	(449)	—
Total Interest Expense	$472,833	$200,318	$14,257
Average interest rate	7.0%	4.8%	2.8%
Average daily borrowings	$6,461,477	$3,879,321	$447,117
__________________
(1)Refer to the September 2027 and January 2029 Notes for details on the facility’s interest rate swap.
Credit Facilities
Revolving Credit Facility
On August 11, 2022, we entered into an Amended and Restated Senior Secured Revolving Credit Agreement (the “Revolving Credit Facility”), which amends and restates in its entirety that certain Senior Secured Revolving Credit Agreement, dated as of April 14, 2021 (as amended, restated, supplemented or otherwise modified prior to August 11, 2022). The parties to the Revolving Credit Facility include us, as Borrower, the lenders from time to time parties thereto (each a “Revolving Credit Lender” and collectively, the “Revolving Credit Lenders”) and Sumitomo Mitsui Banking Corporation, as Administrative Agent. On November 2, 2023, the parties to the Revolving Credit Facility entered into an amendment, including to extend the availability period and maturity date for certain lenders, convert a portion of the existing revolver availability into term loan availability, reduce the credit adjustment spread to 0.10% for all Loan tenors and make various other changes. The following describes the terms of the Revolving Credit Facility amended through November 2, 2023 (the “Revolving Credit Facility First Amendment Date”). The Revolving Credit Facility is guaranteed by certain domestic subsidiaries of ours in existence as of the Revolving Credit Facility First Amendment Date, and will be guaranteed by certain domestic subsidiaries of ours that are formed or acquired by us in the future (collectively, the “Guarantors”). Proceeds of the Revolving Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.
The maximum principal amount of the Revolving Credit Facility is $2.00 billion (increased from $1.95 billion to $2.00 billion on May 8, 2024), subject to availability under the borrowing base, which is based on our portfolio investments and other outstanding indebtedness. The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued through the Revolving Credit Facility. Maximum capacity under the Revolving Credit Facility may be increased to $2.84 billion through our exercise of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing.

The Revolving Credit Facility includes a $200.0 million limit for swingline loans and is secured by a perfected first-priority interest in substantially all of the portfolio investments held by us and each Guarantor, subject to certain exceptions.
As of the Revolving Credit Facility First Amendment Date, the availability period under the Revolving Credit Facility will terminate on August 11, 2026 with respect to $200.0 million of commitments (the “Non-Extending Commitments”), and on November 2, 2027 with respect to the remaining commitments (such remaining commitments, the “Extending Commitments”) (together, the “Revolving Credit Facility Commitment Termination Date”). The Revolving Credit Facility will mature on August 11, 2027 with respect to the Non-Extending Commitments and will mature on November 2, 2028 with respect to the Extending Commitments (together, the “Revolving Credit Facility Maturity Date”). During the period from the Revolving Credit Facility Commitment Termination Date to the Revolving Credit Facility Maturity Date, we will be obligated to make mandatory prepayments under the Revolving Credit Facility out of the proceeds of certain asset sales and other recovery events and equity and debt issuances.
We may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Revolving Credit Facility in U.S. dollars will bear interest at term SOFR plus any applicable credit adjustment spread plus margin of 2.00% per annum, or the alternative base rate plus margin of 1.00% per annum. With respect to loans denominated in U.S. dollars, we may elect either term SOFR or the alternative base rate at the time of drawdown, and such loans may be converted from one rate to another at any time at our option, subject to certain conditions. Amounts drawn under the Revolving Credit Facility in other permitted currencies will bear interest at the relevant rate specified therein (including any applicable credit adjustment spread) plus margin of 2.00% per annum. we will also pay a fee of 0.375% on undrawn amounts under the Revolving Credit Facility.
The Revolving Credit Facility includes customary covenants, including certain limitations on the incurrence by us of additional indebtedness and on our ability to make distributions to our shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events and certain financial covenants related to asset coverage and other maintenance covenants, as well as customary events of default. The Revolving Credit Facility requires a minimum asset coverage ratio with respect to our consolidated assets and subsidiaries to senior securities that constitute indebtedness of no less than 1.50 to 1.00 at any time.
SPV Asset Facilities
Certain of our wholly owned subsidiaries are parties to credit facilities (the “SPV Asset Facilities”). Pursuant to the SPV Asset Facilities, we sell and contribute certain investments to these wholly owned subsidiaries pursuant to sale and contribution agreements by and between us and the wholly owned subsidiaries. No gain or loss is recognized as a result of these contributions. Proceeds from the SPV Asset Facilities are used to finance the origination and acquisition of eligible assets by the wholly owned subsidiary, including the purchase of such assets from us. We retain a residual interest in assets contributed to or acquired to the wholly owned subsidiary through our ownership of the wholly owned subsidiary. The SPV Asset Facilities are secured by a perfected first priority security interest in the assets of these wholly owned subsidiaries and on any payments received by such wholly owned subsidiaries in respect of those assets. Assets pledged to lenders under the SPV Asset Facilities will not be available to pay our debts. The SPV Asset Facilities contain customary covenants, including certain limitations on the incurrence by us of additional indebtedness and on our ability to make distributions to our shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events, and customary events of default (with customary cure and notice provisions).
SPV Asset Facility I
On September 16, 2021 (the “SPV Asset Facility I Closing Date”), Core Income Funding I LLC (“Core Income Funding I”), a Delaware limited liability company and newly formed wholly-owned subsidiary of ours entered into a Credit Agreement (the “SPV Asset Facility I”), with Core Income Funding I, as borrower, the lenders from time to time parties thereto (the “SPV Asset Facility I Lenders”), Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company as Collateral Agent and Alter Domus (US) LLC as Document Custodian. The

following describes the terms of the SPV Asset Facility I as amended through June 20, 2023 (the “SPV Asset Facility I Second Amendment Date”).
From time to time, we expect to sell and contribute certain investments to Core Income Funding I pursuant to a Sale and Contribution Agreement by and between us and Core Income Funding I. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility I will be used to finance the origination and acquisition of eligible assets by Core Income Funding I, including the purchase of such assets from us. We retain a residual interest in assets contributed to or acquired by Core Income Funding I through our ownership of Core Income Funding I. The maximum principal amount of the Credit Facility is $525.0 million (decreased from $550.0 million on the SPV Asset Facility I Second Amendment date); the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core Income Funding I’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Asset Facility I provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility I through September 16, 2025 unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility I (the “SPV Asset Facility I Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility I will mature on September 16, 2033 (the “SPV Asset Facility I Stated Maturity”). Prior to the SPV Asset Facility I Stated Maturity, proceeds received by Core Income Funding I from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to us, subject to certain conditions. On the SPV Asset Facility I Stated Maturity, Core Income Funding I must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to us.
Amounts drawn bear interest at Term SOFR (or, in the case of certain lenders that are commercial paper conduits, the lower of their cost of funds and Term SOFR plus 0.40%) plus an applicable margin that ranges from 2.00% to 2.85% depending on a ratio of broadly syndicated loans to middle market loans in the collateral. From the SPV Asset Facility I Closing Date to the SPV Asset Facility I Commitment Termination Date, there is a commitment fee that steps up during the year after the SPV Asset Facility I Closing Date from 0.00% to 0.625% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility I . The SPV Asset Facility I contains customary covenants, including certain financial maintenance covenants, limitations on the activities of Core Income Funding I, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility I is secured by a perfected first priority security interest in the assets of Core Income Funding I and on any payments received by Core Income Funding I in respect of those assets. Assets pledged to the SPV Asset Facility I Lenders will not be available to pay our debts.
Borrowings of Core Income Funding I are considered our borrowings for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940, as amended.
SPV Asset Facility II
On October 5, 2021 (the “SPV Asset Facility II Closing Date”), Core Income Funding II LLC (“Core Income Funding II”), a Delaware limited liability company and our newly formed subsidiary entered into a loan and financing and servicing agreement (as amended through the date here of, the “SPV Asset Facility II”), with Core Income Funding II, as borrower, us, as equityholder and service provider, the lenders from time to time parties thereto (the “SPV Asset Facility II Lenders”), Deutsche Bank AG, New York Branch, as Facility Agent, State Street Bank and Trust Company, as collateral agent, and Alter Domus (US) LLC as collateral custodian. The following describes the terms of the SPV Asset Facility II as amended through March 7, 2024 (the “SPV Asset Facility II Seventh Amendment Date”).
From time to time, we expect to sell and contribute certain loan assets to Core Income Funding II pursuant to a Sale and Contribution Agreement by and between us and Core Income Funding II. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility II will be used to finance the origination and acquisition of eligible assets by Core Income Funding II, including the purchase of such assets from us. We retain a residual interest in assets contributed to or acquired by Core Income Funding II through our ownership of Core Income Funding II. The maximum principal amount of the SPV Asset Facility II is $1.80 billion; the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Core Income Funding II’s assets from time to time, and satisfaction of certain conditions, including interest spread and weighted average coupon tests, certain concentration limits and collateral quality tests.
The SPV Asset Facility II provides for the ability to borrow, reborrow, repay and prepay advances under the SPV Asset Facility II for a period of up to three years after the SPV Asset Facility II Closing Date unless such period is extended or accelerated under the terms of the SPV Asset Facility II (the “Revolving Period”). Unless otherwise extended, accelerated or terminated under the terms of the SPV Asset Facility II, the SPV Asset Facility II will mature on the date that is two years after the last day of the Revolving Period (the “Facility Termination Date”). Prior to the Facility Termination Date, proceeds received by Core Income Funding II from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding advances, and the excess may be returned to us, subject to certain conditions. On the Facility Termination Date, Core Income Funding II must pay in full all outstanding fees and expenses and all principal and interest on outstanding advances, and the excess may be returned to us.
Amounts drawn under the SPV Asset Facility II bear interest at Term SOFR (or, in the case of certain SPV Asset Facility II Lenders that are commercial paper conduits, the lower of (a) their cost of funds and (b) Term SOFR, such Term SOFR not to be lower than zero) plus a spread equal to 2.00% per annum, which spread will increase (a) on and after the end of the Revolving Period by 0.15% per annum if no event of default has occurred and (b) by 2.00% per annum upon the occurrence of an event of default (such spread, the “Applicable Margin”). Term SOFR may be replaced as a base rate under certain circumstances. During the Revolving Period, Core Income Funding II will pay an undrawn fee ranging from 0.00% to 0.25% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility. During the Revolving Period, if the undrawn commitments are in excess of a certain portion (initially 12.5% and increasing in stages to 25%, 50% and 75%) of the total commitments under the SPV Asset Facility II, Core Income Funding II will also pay a make-whole fee equal to the Applicable Margin multiplied by such excess undrawn commitment amount, reduced by the undrawn fee payable on such excess. Core Income Funding II will also pay Deutsche Bank AG, New York Branch, certain fees (and reimburse certain expenses) in connection with its role as facility agent. The SPV Asset Facility II contains customary covenants, including certain financial maintenance covenants, limitations on the activities of Core Income Funding II, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility II is secured by a perfected first priority security interest in the assets of Core Income Funding II and on any payments received by Core Income Funding II in respect of those assets. Assets pledged to the SPV Asset Facility II Lenders will not be available to pay our debts.
Borrowings of Core Income Funding II are considered our borrowings for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940, as amended.
SPV Asset Facility III
On March 24, 2022 (the “SPV Asset Facility III Closing Date”), Core Income Funding III LLC (“Core Income Funding III”), a Delaware limited liability company and our newly formed subsidiary entered into a Credit Agreement (the “SPV Asset Facility III”), with Core Income Funding III, as borrower, the Adviser, as servicer, the lenders from time to time parties thereto (the “SPV Asset Facility III Lenders”), Bank of America, N.A., as administrative agent, State Street Bank and Trust Company, as collateral agent, Alter Domus (US) LLC as collateral custodian and Bank of America, N.A., as sole lead arranger and sole book manager. On November 21, 2023, the parties to the SPV Asset Facility III entered into an amendment, including to increase the maximum principal amount available under the facility, extend the availability period and maturity date, change the interest rate and make various other changes. The following describes the terms of SPV Asset Facility III amended through November 21, 2023 (the “SPV Asset Facility III First Amendment Date”).
From time to time, we expect to sell and contribute certain investments to Core Income Funding III pursuant to a Sale and Contribution Agreement, dated as of the SPV Asset Facility III Closing Date, by and between the Company and Core Income Funding III. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility III will be used to finance the origination and acquisition of eligible assets by Core

Income Funding III, including the purchase of such assets from the Company. We retain a residual interest in assets contributed to or acquired by Core Income Funding III through our ownership of Core Income Funding III. The maximum principal amount of the SPV Asset Facility III is $1.00 billion (increased from $750.0 million to $1.00 billion on November 21, 2023), which can be drawn in multiple currencies subject to certain conditions; the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Core Income Funding III’s assets from time to time, and satisfaction of certain conditions, including certain portfolio criteria.
The SPV Asset Facility III provides for the ability to draw and redraw revolving loans under the SPV Asset Facility III for a period of up to three years after the SPV Asset Facility III First Amendment Date unless the commitments are terminated sooner as provided in the SPV Asset Facility III (the “SPV Asset Facility III Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility III will mature on November 21, 2028 (the “SPV Asset Facility III Stated Maturity”). To the extent the commitments are terminated or permanently reduced during the first two years following the SPV Asset Facility III Closing Date, Core Income Funding III may owe a prepayment penalty. Prior to the SPV Asset Facility III Stated Maturity, proceeds received by Core Income Funding III from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to us, subject to certain conditions. On the SPV Asset Facility III Stated Maturity, Core Income Funding III must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to us.
Amounts drawn in U.S. dollars are benchmarked to Daily SOFR, amounts drawn in British pounds are benchmarked to SONIA plus an adjustment of 0.11930%, amounts drawn in Canadian dollars are benchmarked to CDOR, and amounts drawn in Euros are benchmarked to EURIBOR, and in each case plus a spread equal to the Applicable Margin. As of the SPV Asset Facility III First Amendment Date, the “Applicable Margin” ranges from 1.75% to 2.60% depending on the composition of the collateral. The SPV Asset Facility III also allows for amounts drawn in U.S. dollars to bear interest at an alternate base rate without a spread.
From the SPV Asset Facility III Closing Date to the SPV Asset Facility III Commitment Termination Date, there is a commitment fee, calculated on a daily basis, ranging from 0.25% to 1.25% on the undrawn amount under the SPV Asset Facility III. The SPV Asset Facility III contains customary covenants, including certain limitations on the activities of Core Income Funding III, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility III is secured by a perfected first priority security interest in the assets of Core Income Funding III and on any payments received by Core Income Funding III in respect of those assets. Assets pledged to the SPV Asset Facility III Lenders will not be available to pay our debts.
Borrowings of Core Income Funding III are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.
SPV Asset Facility IV
On March 16, 2022 (the “SPV Facility IV Closing Date”), Core Income Funding IV LLC (“Core Income Funding IV”), a Delaware limited liability company and our newly formed subsidiary entered into a Credit Agreement (the “SPV Asset Facility IV”), with Core Income Funding IV, as Borrower, the lenders from time to time parties thereto (the “SPV Asset Facility IV Lenders”), Sumitomo Mitsui Banking Corporation, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian and Alter Domus (US) LLC as Document Custodian.
From time to time, we expect to sell and contribute certain investments to Core Income Funding IV pursuant to a Sale and Contribution Agreement, dated as of the SPV Asset Facility IV Closing Date, by and between us and Core Income Funding IV. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Facility IV will be used to finance the origination and acquisition of eligible assets by Core Income Funding IV, including the purchase of such assets from us. We retain a residual interest in assets contributed to or acquired by Core Income Funding IV through our ownership of Core Income Funding IV. The maximum principal amount of the SPV Facility IV is $500.0 million; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core Income Funding IV’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Facility IV provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Facility IV for a period of up to three years after the SPV Facility IV Closing Date unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Facility IV (the “SPV Facility IV Commitment Termination Date”). Unless otherwise terminated, the SPV Facility IV will mature on March 16, 2033 (the “SPV Facility IV Stated Maturity”). Prior to the SPV Facility IV Stated Maturity, proceeds received by Core Income Funding IV from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to us, subject to certain conditions. On the SPV Facility IV Stated Maturity, Core Income Funding IV must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to us.
Amounts drawn bear interest at Term SOFR (or, in the case of certain SPV Asset Facility IV Lenders that are commercial paper conduits, the lower of their cost of funds and Term SOFR plus 0.15%) plus an applicable margin that ranges from 1.70% to 2.30% depending on a ratio of broadly syndicated loans to middle market loans in the collateral. From the SPV Facility IV Closing Date to the SPV Facility IV Commitment Termination Date, there is a commitment fee that steps up during the year after the SPV Facility IV Closing Date from 0.00% to 0.50% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Facility IV. The SPV Facility IV contains customary covenants, including certain financial maintenance covenants, limitations on the activities of Core Income Funding IV, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Facility IV is secured by a perfected first priority security interest in the assets of Core Income Funding IV and on any payments received by Core Income Funding IV in respect of those assets. Assets pledged to the SPV Asset IV Lenders will not be available to pay our debts.
Borrowings of Core Income Funding IV are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.
SPV Asset Facility V
On March 9, 2023 (the “SPV Facility V Closing Date”), Core Income Funding V LLC (“Core Income Funding V”), a Delaware limited liability company and our newly formed subsidiary, entered into a loan and security agreement (the “SPV Asset Facility V”), with Core Income Funding V, as Borrower, us, as Servicer and Equityholder, the lenders from time to time parties thereto (the “SPV Asset Facility V Lenders”), Wells Fargo Bank, National Association, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC as Collateral Custodian.
From time to time, we expect to sell and contribute certain loan assets to Core Income Funding V pursuant to a Sale and Contribution Agreement, dated as of the SPV Facility V Closing Date, by and between us and Core Income Funding V. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Facility V will be used to finance the origination and acquisition of eligible assets by Core Income Funding V, including the purchase of such assets from us. We retain a residual interest in assets contributed to or acquired by Core Income Funding V through our ownership of Core Income Funding V. The maximum principal amount of the SPV Facility V is $300.0 million; the availability of this amount is subject to a borrowing base test, which is based on the value of Core Income Funding V’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits and other portfolio tests.
The SPV Facility V provides for the ability to borrow, reborrow, repay and prepay advances under the SPV Facility V for a period of up to three years after the SPV Facility V Closing Date unless such period is extended or accelerated under the terms of the SPV Facility V (the “SPV Facility V Reinvestment Period”). Unless otherwise extended, accelerated or terminated under the terms of the SPV Facility V, the SPV Facility V will mature on the date that is two years after the last day of the SPV Facility V Reinvestment Period (the “SPV Facility V Maturity Date”). Prior to the SPV Facility V Maturity Date, proceeds received by Core Income Funding V from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding advances, and the excess may be returned to us, subject to certain conditions. On the SPV Facility V Maturity Date, Core Income

Funding V must pay in full all outstanding fees and expenses and all principal and interest on outstanding advances, and the excess may be returned to us.
Amounts drawn bear interest at Daily Simple SOFR plus a spread equal to 2.70% per annum, which spread will increase by 2.00% per annum upon the occurrence and during the existence of an event of default or following the SPV Facility V Termination Date (such spread, the “SPV Facility V Applicable Spread”). Daily Simple SOFR may be replaced as a base rate under certain circumstances. During the SPV Facility V Reinvestment Period, Core Income Funding V will pay an undrawn fee ranging from 0.25% to 0.50% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Facility V that are not subject to the separate, higher fee described below. On and after the six-month anniversary of the SPV Facility V Closing Date and during the SPV Facility V Reinvestment Period, if the undrawn commitments are in excess of a certain portion (initially 50% and decreasing to 30%) of the total commitments under the SPV Facility V, such portion will not be subject to the undrawn fee described above, but Core Income Funding V will pay a separate fee on this portion of the undrawn commitments equal to 1.50% multiplied by such excess undrawn commitment amount over 50% or 30% of the total commitments, as applicable. The SPV Facility V contains customary covenants, including certain financial maintenance covenants, limitations on the activities of Core Income Funding V, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Facility V is secured by a perfected first priority security interest in the assets of Core Income Funding V and on any payments received by Core Income Funding V in respect of those assets. Assets pledged to the Lenders will not be available to pay our debts.
Borrowings of Core Income Funding V are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.
SPV Asset Facility VI
On August 29, 2023 (the “SPV Asset Facility VI Closing Date”), Core Income Funding VI LLC (“Core Income Funding VI”), a Delaware limited liability company and newly formed subsidiary of ours, entered into a Credit Agreement (the “SPV Asset Facility VI”), with Core Income Funding VI LLC, as Borrower, the lenders from time to time parties thereto (the “SPV Asset Facility VI Lenders”), The Bank of Nova Scotia, as Agent, State Street Bank and Trust Company as Collateral Agent and Alter Domus (US) LLC as Document Custodian. On March 1, 2024 (the “SPV Asset Facility VI First Amendment Date”), the parties to the SPV Asset Facility VI entered into Amendment No. 1 (the “SPV Asset Facility VI Amendment No. 1”) in order to, among other changes, convert a portion of the existing revolver availability into term loan availability, modify the eligibility criteria and concentration limitations for the assets that are included in the borrowing base calculations under the SPV Asset Facility VI. On the SPV Asset Facility VI First Amendment Date, we also consented to the assignment of the term commitment under the SPV Asset Facility VI, and all of the outstanding term loans, to Hamburg Commercial Bank AG, Luxembourg Branch.
From time to time, we expect to sell and contribute certain investments to Core Income Funding VI pursuant to a Sale and Contribution Agreement by and between us and Core Income Funding VI. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility VI will be used to finance the origination and acquisition of eligible assets by Core Income Funding VI, including the purchase of such assets from us. We retain a residual interest in assets contributed to or acquired by Core Income Funding VI through our ownership of Core Income Funding VI. The maximum principal amount of the SPV Asset Facility VI is $750.0 million; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core Income Funding VI’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Asset Facility VI provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility VI for a period of up to two years after the SPV Asset Facility VI Closing Date unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility VI (the “SPV Asset Facility VI Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility VI will mature on August 29, 2032 (the “SPV Asset Facility VI Stated Maturity”). Prior to the SPV Asset Facility VI Stated Maturity, proceeds received by Core Income Funding VI from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to us, subject to certain conditions. On the SPV Asset Facility VI Stated Maturity, Core Income Funding VI must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to us.
Amounts drawn bear interest at Term SOFR plus an applicable margin that ranges from 1.85% to 2.85% depending on a ratio of broadly syndicated loans to middle market loans in the collateral during the SPV Asset Facility VI Reinvestment Period. From the SPV Asset Facility VI Closing Date to the SPV Asset Facility VI Commitment Termination Date, there is a commitment fee that steps up during the year after the SPV Asset Facility VI Closing Date from 0.00% to 0.55% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility VI. The SPV Asset Facility VI contains customary covenants, including certain financial maintenance covenants, limitations on the activities of Core Income Funding VI, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility VI is secured by a perfected first priority security interest in the assets of Core Income Funding VI and on any payments received by Core Income Funding VI in respect of those assets. Assets pledged to the Lenders will not be available to pay our debts.
Borrowings of Core Income Funding VI are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.
CLOs
CLO VIII
On October 21, 2022 (the “CLO VIII Closing Date”), we completed a $391.7 million term debt securitization transaction (the “CLO VIII Transaction”), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by us. The secured notes and preferred shares issued in the CLO VIII Transaction and the secured loan borrowed in the CLO VIII Transaction were issued and incurred, as applicable, by our consolidated subsidiary CLO VIII, LLC, a limited liability organized under the laws of the State of Delaware (the “CLO VIII Issuer”) and are backed by a portfolio of collateral obligations consisting of middle market loans and participation interests in middle market loans as well as by other assets of the CLO VIII Issuer.
The CLO VIII Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO VIII Closing Date (the “CLO VIII Indenture”), by and among the CLO VIII Issuer and State Street Bank and Trust Company: (i) $152.0 million of AAA(sf) Class A-T Notes, which bear interest at three-month term SOFR plus 2.50%, (ii) $46.0 million of AAA(sf) Class A-F Notes, which bear interest at 6.02%, (iii) $32.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.50% and (iv) $30.0 million of A(sf) Class C Notes, which bear interest at 4.90% (together, the “CLO VIII Secured Notes”) and (B) the borrowing by the CLO VIII Issuer of $30.0 million under floating rate Class A-L loans (the “Class A-L Loans” and together with the CLO VIII Secured Notes, the “CLO VIII Debt”). The Class A-L Loans bear interest at three-month term SOFR plus 2.50%. The Class A-L Loans were borrowed under a loan agreement (the “A-L Loan Agreement”), dated as of the CLO VIII Closing Date, by and among the CLO VIII Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO VIII Debt is secured by middle market loans, participation interests in middle market loans and other assets of the CLO VIII Issuer. The CLO VIII Debt is scheduled to mature on the Payment Date (as defined in the CLO VIII Indenture) in November, 2034. The CLO VIII Secured Notes were privately placed by Natixis Securities Americas LLC as placement agent.
Concurrently with the issuance of the CLO VIII Secured Notes and the borrowing under the Class A-L Loans, the CLO VIII Issuer issued approximately $101.7 million of subordinated securities in the form of 101,675 preferred shares at an issue price of U.S.$1,000 per share (the “CLO VIII Preferred Shares”). The CLO VIII Preferred Shares were issued by the CLO VIII Issuer as part of its issued share capital and are not secured by the collateral securing the CLO VIII Debt. We purchased all of the CLO VIII Preferred Shares. We act as retention holder in connection with the CLO VIII Transaction for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the CLO VIII Preferred Shares.

As part of the CLO VIII Transaction, we entered into a loan sale agreement with the CLO VIII Issuer dated as of the CLO VIII Closing Date, which provided for the sale and contribution of approximately $143.1 million funded par amount of middle market loans from us to the CLO VIII Issuer on the CLO VIII Closing Date and for future sales from us to the CLO VIII Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO VIII Debt. The remainder of the initial portfolio assets securing the CLO VIII Debt consisted of approximately $113.0 million funded par amount of middle market loans purchased by the CLO VIII Issuer from Core Income Funding I LLC, our wholly-owned subsidiary, under an additional loan sale agreement executed on the CLO VIII Closing Date between the CLO VIII Issuer and Core Income Funding I LLC. No gain or loss was recognized as a result of these sales and contributions. We and Core Income Funding I LLC each made customary representations, warranties, and covenants to the CLO VIII Issuer under the applicable loan sale agreement.
Through July 20, 2025, a portion of the proceeds received by the CLO VIII Issuer from the loans securing the CLO VIII Debt may be used by the CLO VIII Issuer to purchase additional middle market loans under the direction of the Adviser in its capacity as collateral manager for the CLO VIII Issuer and in accordance with our investing strategy and ability to originate eligible middle market loans.
The CLO VIII Debt is the secured obligation of the CLO VIII Issuer, and the CLO VIII Indenture, the A-L Loan Agreement each include customary covenants and events of default. The CLO VIII Secured Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration.
The Adviser will serve as collateral manager for the CLO VIII Issuer under a collateral management agreement dated as of the CLO VIII Closing Date. The Adviser is entitled to receive fees for providing these services. The Adviser has waived its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to Adviser pursuant to the Amended and Restated Investment Advisory Agreement, dated May 18, 2021, between the Adviser and us will be offset by the amount of the collateral management fee attributable to the CLO VIII Issuer’s equity or notes owned by us.
CLO XI
On May 24, 2023 (the “CLO XI Closing Date”), we completed a $395.8 million term debt securitization transaction (the “CLO XI Transaction”), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by us. The secured notes and preferred shares issued in the CLO XI Transaction and the secured loan borrowed in the CLO XI Transaction were issued and incurred, as applicable, by our consolidated subsidiary CLO XI, LLC, a limited liability organized under the laws of the State of Delaware (the “CLO XI Issuer”) and are backed by a portfolio of collateral obligations consisting of middle market loans and participation interests in middle market loans as well as by other assets of the CLO XI Issuer.
The CLO XI Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO XI Closing Date (the “CLO XI Indenture”), by and among the CLO XI Issuer and State Street Bank and Trust Company: (i) $152.5 million of AAA(sf) Class A-1T Notes, which bear interest at three-month term SOFR plus 2.50%, (ii) $25.5 million of AAA(sf) Class A-1F Notes, which bear interest at 6.10% and (iii) $32.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.60% (together, the “CLO XI Secured Notes”) and (B) the borrowing by the Issuer of $50.0 million under floating rate Class A-1L loans (the “CLO XI Class A-1L Loans” and together with the CLO XI Secured Notes, the “CLO XI Debt”). The CLO XI Class A-1L Loans bear interest at three-month term SOFR plus 2.50%. The CLO XI Class A-1L Loans were borrowed under a loan agreement (the “CLO XI A-1L Loan Agreement”), dated as of the CLO XI Closing Date, by and among the CLO XI Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XI Debt is secured by middle market loans, participation interests in middle market loans and other assets of the Issuer. The CLO XI Debt is scheduled to mature on the Payment Date (as defined in the CLO XI Indenture) in May, 2035. The CLO XI Secured Notes were privately placed by SMBC Nikko Securities America, Inc. as Initial Purchaser.

Concurrently with the issuance of the CLO XI Secured Notes and the borrowing under the CLO XI Class A-1L Loans, the CLO XI Issuer issued approximately $135.8 million of subordinated securities in the form of 135,820 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XI Preferred Shares”). The CLO XI Preferred Shares were issued by the CLO XI Issuer as part of its issued share capital and are not secured by the collateral securing the CLO XI Debt. We purchased all of the CLO XI Preferred Shares.
We act as retention holder in connection with the CLO XI Transaction for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the CLO XI Preferred Shares.
As part of the CLO XI Transaction, we entered into a loan sale agreement with the CLO XI Issuer dated as of the CLO XI Closing Date, which provided for the contribution of approximately $96.4 million funded par amount of middle market loans from us to the CLO XI Issuer on the CLO XI Closing Date and for future sales from us to the CLO XI Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XI Debt. No gain or loss was recognized as a result of these sales and contributions. The remainder of the initial portfolio assets securing the CLO XI Debt consisted of approximately $260.6 million funded par amount of middle market loans purchased by the CLO XI Issuer from Core Income Funding IV LLC, our wholly-owned subsidiary, under an additional loan sale agreement executed on the CLO XI Closing Date between the CLO XI Issuer and Core Income Funding IV LLC (the “Core Income Funding IV Loan Sale Agreement”). We and Core Income Funding IV LLC each made customary representations, warranties, and covenants to the CLO XI Issuer under the applicable loan sale agreement.
Through May 15, 2027, a portion of the proceeds received by the CLO XI Issuer from the loans securing the CLO XI Debt may be used by the CLO XI Issuer to purchase additional middle market loans under the direction of Blue Owl Credit Advisors LLC (“OCA”), our investment advisor, in its capacity as collateral manager for the CLO XI Issuer and in accordance with our investing strategy and ability to originate eligible middle market loans.
The CLO XI Debt is the secured obligation of the CLO XI Issuer, and the CLO XI Indenture and CLO XI A-1L Loan Agreement each include customary covenants and events of default. The CLO XI Secured Notes have not been registered under the Securities Act, or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration.
The Adviser will serve as collateral manager for the CLO XI Issuer under a collateral management agreement dated as of the CLO XI Closing Date. The Adviser is entitled to receive fees for providing these services. The Adviser has waived its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to the Adviser pursuant to the Amended and Restated Investment Advisory Agreement, dated May 18, 2021, between the Adviser and us will be offset by the amount of the collateral management fee attributable to the CLO XI Issuer’s equity or notes owned by us.
CLO XII
On July 18, 2023 (the “CLO XII Closing Date”), we completed a $396.5 million term debt securitization transaction (the “CLO XII Transaction”), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by us. The secured notes and preferred shares issued in the CLO XII Transaction and the secured loan borrowed in the CLO XII Transaction were issued and incurred, as applicable, by our consolidated subsidiary Owl Rock CLO XII, LLC, a limited liability organized under the laws of the State of Delaware (the “CLO XII Issuer”) and are backed by a portfolio of collateral obligations consisting of middle market loans and participation interests in middle market loans as well as by other assets of the CLO XII Issuer.
The CLO XII Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO XII Closing Date (the “CLO XII Indenture”), by and among the CLO XII Issuer and State Street Bank and Trust Company: (i) $90.0 million of AAA(sf) Class A-1A Notes, which bear interest at three-month term SOFR plus 2.55%, (ii) $22.0 million of AAA(sf) Class A-1B Notes, which bear interest at 6.37%, (iii) $8.0 million of AAA(sf) Class A-2 Notes, which bear interest at three-month term SOFR plus 3.10% and (iv) $24.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.55% (together, the “CLO XII Secured Notes”) and (B) the borrowing by the CLO XII Issuer of $116.0 million under floating rate Class A-1L loans (the “CLO XII Class A-1L Loans” and together with the CLO XII Secured Notes, the “CLO XII Debt”). The CLO XII Class A-1L Loans bear interest at three-month term SOFR plus 2.55%. The CLO XII Class A-1L Loans were borrowed under a credit agreement (the “CLO XII Class A-1L Credit Agreement”), dated as of the CLO XII Closing Date, by and among the CLO XII Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XII Debt is secured by middle market loans, participation interests in middle market loans and other assets of the CLO XII Issuer. The CLO XII Debt is scheduled to mature on the Payment Date (as defined in the CLO XII Indenture) in July, 2034. The CLO XII Secured Notes were privately placed by BofA Securities, Inc. as Initial Purchaser.
Concurrently with the issuance of the CLO XII Secured Notes and the borrowing under the CLO XII Class A-1L Loans, the CLO XII Issuer issued approximately $136.5 million of subordinated securities in the form of 136,500 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XII Preferred Shares”). The CLO XII Preferred Shares were issued by the CLO XII Issuer as part of its issued share capital and are not secured by the collateral securing the CLO XII Debt. We purchased all of the CLO XII Preferred Shares. We act as retention holder in connection with the CLO XII Transaction for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the CLO XII Preferred Shares.
As part of the CLO XII Transaction, we entered into a loan sale agreement with the CLO XII Issuer dated as of the CLO XII Closing Date (the “CLO XII OCIC Loan Sale Agreement”), which provided for the contribution of approximately $78.0 million funded par amount of middle market loans from us to the CLO XII Issuer on the CLO XII Closing Date and for future sales from us to the CLO XII Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XII Debt. The remainder of the initial portfolio assets securing the CLO XII Debt consisted of approximately $295.7 million funded par amount of middle market loans purchased by the CLO XII Issuer from Core Income Funding III LLC, a wholly-owned subsidiary of ours, under an additional loan sale agreement executed on the CLO XII Closing Date between the CLO XII Issuer and Core Income Funding III LLC (the “CLO XII Core Income Funding III Loan Sale Agreement”). No gain or loss was recognized as a result of these sales and contributions. We and Core Income Funding III LLC each made customary representations, warranties, and covenants to the CLO XII Issuer under the applicable loan sale agreement.
Through July 20, 2026, a portion of the proceeds received by the CLO XII Issuer from the loans securing the CLO XII Debt may be used by the CLO XII Issuer to purchase additional middle market loans under the direction of the Adviser in its capacity as collateral manager for the CLO XII Issuer and in accordance with our investing strategy and ability to originate eligible middle market loans.
The CLO XII Debt is the secured obligation of the CLO XII Issuer, and the CLO XII Indenture and CLO XII Class A-1L Credit Agreement each include customary covenants and events of default. The CLO XII Secured Notes have not been registered under the Securities Act, or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration.
The Adviser will serve as collateral manager for the CLO XII Issuer under a collateral management agreement dated as of the CLO XII Closing Date (the “Collateral Management Agreement”). The Adviser is entitled to receive fees for providing these services. The Adviser has waived its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to the Adviser pursuant to the Amended and Restated Investment Advisory Agreement, dated May 18, 2021, between the Adviser and us will be offset by the amount of the collateral management fee attributable to the CLO XII Issuer’s equity or notes owned by us.
CLO XV
On January 30, 2024 (the “CLO XV Closing Date”), we completed a $478.0 million term debt securitization transaction (the “CLO XV Transaction”), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by us. The secured notes and preferred shares issued in the CLO XV Transaction and the secured loan borrowed in the CLO XV Transaction were issued and incurred, as applicable, by our consolidated subsidiary Owl Rock CLO XV, LLC, a limited liability organized under the laws of the State of Delaware (the “CLO XV Issuer”) and are backed by a portfolio of collateral obligations consisting of middle market loans and participation interests in middle market loans as well as by other assets of the CLO XV Issuer.
The CLO XII Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO XV Closing Date (the “CLO XV Indenture”), by and among the CLO XV Issuer and State Street Bank and Trust Company: (i) $273.6 million of AAA(sf) Class A Notes, which bear interest at three-month term SOFR plus 2.30%, (ii) $38.4 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.20% (together, the “CLO XV Secured Notes”). The CLO XV Secured Notes are secured by middle market loans, participation interests in middle market loans and other assets of the CLO XV Issuer. The CLO XV Secured Notes are scheduled to mature on the Payment Date (as defined in the CLO XV Indenture) in January, 2036. The CLO XV Secured Notes were privately placed by Natixis Securities Americas LLC as placement agent.
Concurrently with the issuance of the CLO XV Secured Notes, the CLO XV Issuer issued approximately $166.0 million of subordinated securities in the form of 165,980 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XV Preferred Shares”). The CLO XV Preferred Shares were issued by the CLO XV Issuer as part of its issued share capital and are not secured by the collateral securing the CLO XV Secured Notes. We purchased all of the CLO XV Preferred Shares. We act as retention holder in connection with the CLO XV Transaction for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the CLO XV Preferred Shares.
As part of the CLO XV Transaction, we entered into a loan sale agreement with the CLO XV Issuer dated as of the CLO XV Closing Date (the “CLO XV OCIC Loan Sale Agreement”), which provided for the contribution of approximately $115.4 million funded par amount of middle market loans from us to the CLO XV Issuer on the CLO XV Closing Date and for future sales from us to the CLO XV Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XV Secured Notes. The remainder of the initial portfolio assets securing the CLO XV Secured Notes consisted of approximately $329.7 million funded par amount of middle market loans purchased by the CLO XV Issuer from Core Income Funding I LLC, our wholly-owned subsidiary, under an additional loan sale agreement executed on the CLO XV Closing Date between the CLO XV Issuer and Core Income Funding I LLC (the “CLO XV Core Income Funding I Loan Sale Agreement”). No gain or loss was recognized as a result of these sales and contributions. We and Core Income Funding I LLC each made customary representations, warranties, and covenants to the CLO XV Issuer under the applicable loan sale agreement.
Through January 20, 2028, a portion of the proceeds received by the CLO XV Issuer from the loans securing the CLO XV Secured Notes may be used by the CLO XV Issuer to purchase additional middle market loans under the direction of the Adviser in its capacity as collateral manager for the CLO XV Issuer and in accordance with our investing strategy and ability to originate eligible middle market loans.
The CLO XV Secured Notes is the secured obligation of the CLO XV Issuer, and the CLO XV Indenture each include customary covenants and events of default. The CLO XV Secured Notes have not been registered under the Securities Act, or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration.
The Adviser will serve as collateral manager for the CLO XV Issuer under a collateral management agreement dated as of the CLO XV Closing Date (the “Collateral Management Agreement”). The Adviser is entitled to receive fees for providing these services. The Adviser has waived its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to the Adviser pursuant to the Amended and Restated Investment Advisory Agreement, dated May 18, 2021, between the Adviser and us will be offset by the amount of the collateral management fee attributable to the CLO XV Issuer’s equity or notes owned by us.

CLO XVI
On March 7, 2024 (the “CLO XVI Closing Date”), we completed a $597.0 million term debt securitization transaction (the “CLO XVI Transaction”), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by us. The secured notes and preferred shares issued in the CLO XVI Transaction and the secured loan borrowed in the CLO XVI Transaction were issued and incurred, as applicable, by our consolidated subsidiary Owl Rock CLO XVI, LLC, a limited liability organized under the laws of the State of Delaware (the “CLO XVI Issuer”) and are backed by a portfolio of collateral obligations consisting of middle market loans and participation interests in middle market loans as well as by other assets of the CLO XVI Issuer.
The CLO XVI Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO XVI Closing Date (the “CLO XVI Indenture”), by and among the CLO XVI Issuer and State Street Bank and Trust Company: (i) $342.0 million of AAA(sf) Class A Notes, which bear interest at three-month term SOFR plus 2.00%, (ii) $48.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 2.50% and (iii) $30.0 million of A(sf) Class C Notes, which bear interest at three-month term SOFR plus 3.30% (together, the “CLO XVI Secured Notes”). The CLO XVI Secured Notes are secured by middle market loans, participation interests in middle market loans and other assets of the CLO XVI Issuer. The CLO XVI Debt is scheduled to mature on the Payment Date (as defined in the CLO XVI Indenture) in April, 2036. The CLO XVI Secured Notes were privately placed by Deutsche Bank Securities Inc. as Initial Purchaser.
Concurrently with the issuance of the CLO XVI Secured Notes, the CLO XVI Issuer issued approximately $177.0 million of subordinated securities in the form of 177,000 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XVI Preferred Shares”). The CLO XVI Preferred Shares were issued by the CLO XVI Issuer as part of its issued share capital and are not secured by the collateral securing the CLO XVI Debt. We purchased all of the CLO XVI Preferred Shares. We acts as retention holder in connection with the CLO XVI Transaction for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the CLO XVI Preferred Shares.
As part of the CLO XVI Transaction, we entered into a loan sale agreement with the CLO XVI Issuer dated as of the CLO XVI Closing Date (the “OCIC CLO XVI Loan Sale Agreement”), which provided for the contribution of approximately $206.6 million funded par amount of middle market loans from us to the CLO XVI Issuer on the CLO XVI Closing Date and for future sales from the Company to the CLO XVI Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XVI Secured Notes. The remainder of the initial portfolio assets secured the CLO XVI Secured Notes consisted of approximately $356.5 million funded par amount of middle market loans purchased by the CLO XVI Issuer from Core Income Funding II LLC, our wholly-owned subsidiary, under an additional loan sale agreement executed on the CLO XVI Closing Date between the CLO XVI Issuer and Core Income Funding II LLC (the “CLO XVI Core Income Funding II Loan Sale Agreement”). We and Core Income Funding II LLC each made customary representations, warranties, and covenants to the CLO XVI Issuer under the applicable loan sale agreement. No gain or loss was recognized as a result of these sales and contributions.
Through April 20, 2028, a portion of the proceeds received by the CLO XVI Issuer from the loans securing the CLO XVI Secured Notes may be used by the CLO XVI Issuer to purchase additional middle market loans under the direction of the Adviser in its capacity as collateral manager for the CLO XVI Issuer and in accordance with our investing strategy and ability to originate eligible middle market loans.
The CLO XVI Secured Notes is the secured obligation of the CLO XVI Issuer, and the CLO XVI Indenture includes customary covenants and events of default. The CLO XVI Secured Notes have not been registered under the Securities Act, or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration.

The Adviser will serve as collateral manager for the CLO XVI Issuer under a collateral management agreement dated as of the CLO XVI Closing Date (the “Collateral Management Agreement”). The Adviser is entitled to receive fees for providing these services. The Adviser has waived its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to the Adviser pursuant to the Amended and Restated Investment Advisory Agreement, dated May 18, 2021, between the Adviser and us will be offset by the amount of the collateral management fee attributable to the CLO XVI Issuer’s equity or notes owned by us.
Unsecured Notes
On November 30, 2022, we entered into an agreement of removal, appointment and acceptance (the “Tripartite Agreement”), with Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association (the “Retiring Trustee”) and Truist Bank (the “Successor Trustee”), with respect to the Indenture, dated September 23, 2021 between us and the Retiring Trustee (the “Base Indenture”), the first supplemental indenture, dated September 23, 2021 (the “First Supplemental Indenture”) between us and the Retiring Trustee, the second supplemental indenture, dated February 8, 2022 (the “Second Supplemental Indenture”) between us and the Retiring Trustee, the third supplemental indenture, dated March 29, 2022 (the “Third Supplemental Indenture”) between us and the Retiring Trustee, and the fourth Supplemental Indenture, dated September 16, 2022 (the “Fourth Supplemental Indenture” and together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, the “Indenture”) between us and the Retiring Trustee.
The Tripartite Agreement provided that, effective as of the date thereof, (1) the Retiring Trustee assigns, transfers, delivers and confirms to the Successor Trustee all of its rights, title and interest under the Indenture and all of the rights, power, trusts and duties as trustee, security registrar, paying agent, authenticating agent and depositary custodian under the Indenture; and (2) the Successor Trustee accepts its appointment successor trustee, security registrar, paying agent, authenticating agent and depositary custodian under the Indenture, and accepts the rights, indemnities, protections, powers, trust and duties of or afforded to Retiring Trustee as trustee, security registrar, paying agent, authenticating agent and depositary custodian under the Indenture. The Successor Trustee’s appointment in its capacities as paying agent and security registrar became effective on December 14, 2022.
September 2026 Notes
On September 23, 2021, we issued $350.0 million aggregate principal amount of 3.125% notes due 2026 (the notes initially issued on September 23, 2021, together with the registered notes issued in the exchange offer described below, the “September 2026 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the September 2026 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The September 2026 Notes were issued pursuant to the Base Indenture, and the First Supplemental Indenture (together, the “September 2026 Indenture”). The September 2026 Notes will mature on September 23, 2026 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the September 2026 Indenture. The September 2026 Notes initially bear interest at a rate of 3.125% per year payable semi-annually on March 23 and September 23 of each year, commencing on March 23, 2022. Concurrent with the issuance of the September 2026 Notes, we entered into a Registration Rights (the “September 2026 Registration Rights Agreement”) Agreement for the benefit of the purchasers of the September 2026 Notes. Pursuant to the terms of the September 2026 Registration Rights Agreement, we filed a registration statement with the SEC and, on July 25, 2022, commenced an offer to exchange the notes initially issued on September 23, 2021 for newly issuer registered notes with substantially similar terms, which expired on August 23, 2022 and was completed promptly thereafter.
The September 2026 Notes are our direct, general unsecured obligations and rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the September 2026 Notes. The September 2026 Notes rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior. The September 2026 Notes rank effectively subordinated, or junior, to any of the our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The September 2026 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
The September 2026 Indenture contains certain covenants, including covenants requiring us to (i) comply with the asset coverage requirements of the 1940 Act, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the September 2026 Notes and the Successor Trustee if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the September 2026 Indenture.
In addition, if a change of control repurchase event, as defined in the September 2026 Indenture, occurs prior to maturity, holders of the September 2026 Notes will have the right, at their option, to require us to repurchase for cash some or all of the September 2026 Notes at a repurchase price equal to 100% of the aggregate principal amount of the September 2026 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
February 2027 Notes
On February 8, 2022, we issued $500.0 million aggregate principal amount of 4.70% notes due 2027 (the notes initially issued on February 8, 2022, together with the registered notes issued in the exchange offer described below, the “February 2027 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the February 2027 Notes were not been registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The February 2027 Notes were issued pursuant to the Base Indenture and the Second Supplemental Indenture (together, the “February 2027 Indenture”). The February 2027 Notes will mature on February 8, 2027 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the February 2027 Indenture. The February 2027 Notes initially bear interest at a rate of 4.70% per year payable semi-annually on February 8 and August 8 of each year, commencing on August 8, 2022. Concurrent with the issuance of the February 2027 Notes we entered into a Registration Rights Agreement (the “February 2027 Registration Rights Agreement”) for the benefit of the purchasers of the February 2027 Notes. Pursuant to the terms of the February 2027 Registration Rights Agreement we filed a registration statement with the SEC and, on July 25, 2022, commenced an offer to exchange the notes initially issued on February 8, 2022 for newly issuer registered notes with substantially similar terms, which expired on August 23, 2022 and was completed promptly thereafter.
The February 2027 Notes are our direct, general unsecured obligations and will rank senior in right of payment to all of its future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the February 2027 Notes. The February 2027 Notes rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior to the 2027 Notes. The February 2027 Notes rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The February 2027 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
The February 2027 Indenture contains certain covenants, including covenants requiring us to (i) comply with asset coverage requirements of the 1940 Act, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the February 2027 Notes and the Successor Trustee if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Indenture. In addition, if a change of control repurchase event, as defined in the February 2027 Indenture, occurs prior to maturity, holders of the February 2027 Notes will have the right, at their option, to require us to repurchase for cash some or all of the February 2027 Notes at a repurchase price equal to 100% of the aggregate principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
March 2025 Notes
On March 29, 2022, we issued $500.0 million aggregate principal amount of its 5.500% notes due 2025 (the notes initially issued on March 29, 2022, together with the registered notes issued in the exchange offer described below, the “March 2025 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale by the Initial Purchasers to persons they reasonably believe to be qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the March 2025 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The March 2025 Notes were issued pursuant to the Base Indenture and the Third Supplemental Indenture (together, the “March 2025 Indenture”). The March 2025 Notes will mature on March 21, 2025 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the March 2025 Indenture. The March 2025 Notes bear interest at a rate of 5.500% per year payable semi-annually on March 21 and September 21 of each year, commencing on September 21, 2022. Concurrent with the issuance of the March 2025 Notes, we in connection with the offering, we entered into a Registration Rights Agreement, dated as of March 29, 2022 (the “March 2025 Registration Rights Agreement”), for the benefit of the purchasers of the March 2025 Notes. Pursuant to the terms of the March 2025 Registration Rights Agreement, we filed a registration statement with the SEC and, on July 25, 2022, commenced an offer to exchange the notes initially issued on March 29, 2022 for newly issuer registered notes with substantially similar terms, which expired on August 23, 2022 and was completed promptly thereafter.
The March 2025 Notes are our direct, general unsecured obligations and rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the March 2025 Notes. The March 2025 Notes rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior to the March 2025 Notes. The March 2025 Notes rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we secures) to the extent of the value of the assets securing such indebtedness. The March 2025 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
The March 2025 Indenture contains certain covenants, including covenants requiring us to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the March 2025 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the March 2025 Notes and the Successor Trustee if the we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the March 2025 Indenture. In addition, if a change of control repurchase event, as defined in the March 2025 Indenture, occurs prior to maturity, holders of the March 2025 Notes will have the right, at their option, to require us to repurchase for cash some or all of the March 2025 Notes at a repurchase price equal to 100% of the aggregate principal amount of the March 2025 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
September 2027 Notes
On September 16, 2022, we issued $600.0 million aggregate principal amount of 7.750% notes due 2027 (the notes initially issued on September 16, 2022, together with the registered notes issued in the exchange offer described below, the “September 2027 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the September 2027 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The September 2027 Notes were issued pursuant to the Base Indenture and the Fourth Supplemental Indenture (together, the “September 2027 Indenture”). The September 2027 Notes will mature on September 16, 2027 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the September 2027 Indenture. The September 2027 Notes bear interest at a rate of 7.750% per year payable semi-annually on March 16 and September 16 of each year, commencing on March 16, 2023. Concurrent with the issuance of the September 2027 Notes, we entered into a Registration Rights Agreement (the “September 2027 Registration Rights Agreement”) for the benefit of the purchasers of the September 2027 Notes. Pursuant to the terms of the September 2027 Registration Rights Agreement, we filed a registration statement with the SEC and, on July 12, 2023, commenced an offer to exchange the notes initially issued on September 16, 2022 for newly issuer registered notes with substantially similar terms, which expired on August 23, 2023 and was completed promptly thereafter.
The September 2027 Notes are our direct, general unsecured obligations and rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the September 2027 Notes. The September 2027 Notes rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior to the September 2027 Notes. The September 2027 Notes rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The September 2027 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
The September 2027 Indenture contains certain covenants, including covenants requiring us to (i) comply with Section 18(a)(1)(A) of the 1940 Act whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the September 2027 Notes and the Successor Trustee if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the September 2027 Indenture.
In addition, if a change of control repurchase event, as defined in the Indenture, occurs prior to maturity, holders of the September 2027 Notes will have the right, at their option, to require us to repurchase for cash some or all of the September 2027 Notes at a repurchase price equal to 100% of the aggregate principal amount of the September 2027 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the September 2027 Notes, on October 18, 2022 we entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $600.0 million. We will receive fixed rate interest at 7.750% and pay variable rate interest based on SOFR plus 3.84%. The interest rate swaps mature on September 16, 2027. For the three months ended March 31, 2024 we made periodic payments of $4.7 million. For the three months ended March 31, 2023, we made periodic payments of $0.7 million. The interest expense related to the September 2027 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on our Consolidated Statements of Operations. As of March 31, 2024, the interest rate swap had a fair value of $(3.7) million ($0.4 million net of the present value of the cash flows of the September 2027 Notes). As of December 31, 2022, the interest rate swap had a fair value of $6.5 million ($1.1 million net of the present value of the cash flows of the September 2027 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on our Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the September 2027 Notes, with the remaining difference included as a component of interest expense on the Consolidated Statements of Operations. For further details, see “ITEM 1. - Notes to Consolidated Financial Statements - Note 5. Debt.”

June 2028 Notes
On June 13, 2023, we issued $500.0 million aggregate principal amount of our 7.950% notes due 2028 and on July 14, we issued an additional $150.0 million aggregate principal amount of our 7.950% notes due 2028 (together, the “June 2028 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The June 2028 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The June 2028 Notes were issued pursuant to the Base Indenture and the Fifth Supplemental Indenture (together with the Base Indenture, the “June 2028 Indenture”), between us and the Trustee. The June 2028 Notes will mature on June 13, 2028 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the June 2028 Indenture. The June 2028 Notes bear interest at a rate of 7.950% per year payable semi-annually on June 13 and December 13 of each year, commencing on December 13, 2023. Concurrent with the issuance of the June 2028 Notes, we entered into a Registration Rights Agreement (the “June 2028 Registration Rights Agreement”) for the benefit of the purchasers of the June 2028 Notes. Pursuant to the June 2028 Registration Rights Agreement, we are obligated to file a registration statement with the SEC with respect to an offer to exchange the June 2028 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the June 2028 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use our commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the June 2028 Notes. If we fail to satisfy our registration obligations under the June 2028 Registration Rights Agreement, we will be required to pay additional interest to the holders of the June 2028 Notes. The Company filed a registration statement with the SEC and, on April 18, 2024, commenced an offer to exchange the June 2028 Notes for newly issued registered notes with substantially similar terms. See Note 12. “Subsequent Events.”
The June 2028 Notes are our direct, general unsecured obligations and rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the June 2028 Notes. The June 2028 Notes rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior to the June 2028 Notes. The June 2028 Notes rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The June 2028 Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
The June 2028 Indenture contains certain covenants, including covenants requiring us to (i) comply with Section 18(a)(1)(A) of the 1940 Act whether or not we are subject to those requirements, and (ii) provide financial information to the holders of the June 2028 Notes and the Trustee if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the June 2028 Indenture.
In addition, if a change of control repurchase event, as defined in the Indenture, occurs prior to maturity, holders of the June 2028 Notes will have the right, at their option, to require us to repurchase for cash some or all of the June 2028 Notes at a repurchase price equal to 100% of the aggregate principal amount of the June 2028 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the June 2028 Notes, on February 16, 2024 we entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $650.0 million. We will receive fixed rate interest at 7.950% and pay variable rate interest based on SOFR plus 3.79%. The interest rate swaps mature on May 13, 2028. For the three months ended March 31, 2024, we did not make periodic payments. The interest expense related to the June 2028 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on our Consolidated Statements of Operations. As of March 31, 2024, the interest rate swap had a fair value of $(0.1) million ($(0.3) million net of the present value of the cash flows of the June 2028 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on our Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the June 2028 Notes, with the remaining difference included as a component of interest expense on our Consolidated Statements of Operations.
January 2029 Notes
On December 4, 2023, we issued $550.0 million aggregate principal amount of our 7.750% notes due 2029 (the “January 2029 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The January 2029 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The January 2029 Notes were issued pursuant to the Base Indenture and a Sixth Supplemental Indenture, dated as of December 4, 2023 (the “Sixth Supplemental Indenture” and together with the Base Indenture, the “January 2029 Indenture”), between us and the Trustee. The January 2029 Notes will mature on January 15, 2029 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the January 2029 Indenture. The January 2029 Notes bear interest at a rate of 7.750% per year payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2024. Concurrent with the issuance of the January 2029 Notes, we entered into a Registration Rights Agreement (the “January 2029 Registration Rights Agreement”) for the benefit of the purchasers of the January 2029 Notes. Pursuant to the January 2029 Registration Rights Agreement, we are obligated to file a registration statement with the SEC with respect to an offer to exchange the January 2029 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the January 2029 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use our commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the January 2029 Notes. If we fail to satisfy our registration obligations under the January 2029 Registration Rights Agreement, we will be required to pay additional interest to the holders of the January 2029 Notes. The Company filed a registration statement with the SEC and, on April 18, 2024, commenced an offer to exchange the January 2029 Notes for newly issued registered notes with substantially similar terms. See Note 12. “Subsequent Events.”
The January 2029 Notes are our direct, general unsecured obligations and rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the January 2029 Notes. The January 2029 Notes rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior, to the January 2029 Notes. The January 2029 Notes rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The January 2029 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
The January 2029 Indenture contains certain covenants, including covenants requiring us to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the January 2029 Notes are outstanding, whether or not we are subject to those requirements, and (ii) provide financial information to the holders of the January 2029 Notes and the Trustee if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the January 2029 Indenture.
In addition, if a change of control repurchase event, as defined in the January 2029 Indenture, occurs prior to maturity, holders of the January 2029 Notes will have the right, at their option, to require us to repurchase for cash some or all of the January 2029 Notes at a repurchase price equal to 100% of the aggregate principal amount of the January 2029 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

In connection with the issuance of the January 2029 Notes, on November 28, 2023 we entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $550.0 million. We will receive fixed rate interest at 7.750% and pay variable rate interest based on SOFR plus 3.647%. The interest rate swaps mature on January 15, 2029. For the three months ended March 31, 2024, we did not make periodic payments. The interest expense related to the January 2029 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on our Consolidated Statements of Operations. As of March 31, 2024, the interest rate swap had a fair value of $0.3 million ($0.1 million net of the present value of the cash flows of the January 2029 Notes). As of December 31, 2023, the interest rate swap had a fair value of $12.1 million ($1.5 million net of the present value of the cash flows of the January 2029 notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on our Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the January 2029 Notes, with the remaining difference included as a component of interest expense on our Consolidated Statements of Operations.
March 2031 Notes
On February 1, 2024, we issued $750.0 million aggregate principal amount of its 6.650% notes due 2031 (the “March 2031 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The March 2031 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The March 2031 Notes were issued pursuant to the Base Indenture and a Seventh Supplemental Indenture, dated as of February 1, 2024 (the “Seventh Supplemental Indenture” and together with the Base Indenture, the “March 2031 Indenture”), between us and the Trustee. The March 2031 Notes will mature on March 15, 2031 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the March 2031 Indenture. The March 2031 Notes bear interest at a rate of 6.650% per year payable semi-annually on March 15 and September 15 of each year, commencing on September 15, 2024. Concurrent with the issuance of the March 2031 Notes, we entered into a Registration Rights Agreement (the “March 2031 Registration Rights Agreement”) for the benefit of the purchasers of the March 2031 Notes. Pursuant to the March 2031 Registration Rights Agreement, we are obligated to file a registration statement with the SEC with respect to an offer to exchange the March 2031 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the March 2031 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the March 2031 Notes. If we fail to satisfy its registration obligations under the March 2031 Registration Rights Agreement, it will be required to pay additional interest to the holders of the March 2031 Notes. The Company filed a registration statement with the SEC and, on April 18, 2024, commenced an offer to exchange the March 2031 Notes for newly issued registered notes with substantially similar terms. See Note 12. “Subsequent Events.”
The March 2031 Notes are our direct, general unsecured obligations and rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the March 2031 Notes. The March 2031 Notes rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior, to the March 2031 Notes. The March 2031 Notes rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secures) to the extent of the value of the assets securing such indebtedness. The March 2031 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
The March 2031 Indenture contains certain covenants, including covenants requiring us to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the March 2031 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the March 2031 Notes and the Trustee if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the March 2031 Indenture.
In addition, if a change of control repurchase event, as defined in the March 2031 Indenture, occurs prior to maturity, holders of the March 2031 Notes will have the right, at their option, to require us to repurchase for cash some or all of the March 2031 Notes at a repurchase price equal to 100% of the aggregate principal amount of the March 2031 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the March 2031 Notes, on January 29, 2024 we entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $750.0 million. We will receive fixed rate interest at 6.650% and pay variable rate interest based on SOFR plus 2.902%. The interest rate swaps mature on January 15, 2031. For the three months ended March 31, 2024, we did not make periodic payments. The interest expense related to the March 2031 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on our Consolidated Statements of Operations. As of March 31, 2024, the interest rate swap had a fair value of $(9.5) million ($(2.2) million net of the present value of the cash flows of the March 2031 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on our Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the March 2031 Notes, with the remaining difference included as a component of interest expense on our Consolidated Statements of Operations.
Off-Balance Sheet Arrangements
Portfolio Company Commitments
From time to time, we may enter into commitments to fund investments. As of the following periods, we had the following outstanding commitments to fund investments in current portfolio companies:

Portfolio Company	Investment	March 31, 2024	December 31, 2023	December 31, 2022
($ in thousands)
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC	LLC Interest	$4,000	$8,444	$45,000
AAM Series 2.1 Aviation Feeder, LLC	LLC Interest	—	309	43,432
ABB/Con-cise Optical Group LLC	First lien senior secured revolving loan	—	—	186
ACR Group Borrower, LLC	First lien senior secured revolving loan	425	425	537
Activate Holdings (US) Corp. (dba Absolute Software)	First lien senior secured revolving loan	352	282	—
Adenza Group, Inc.	First lien senior secured delayed draw term loan	—	—	2,145
Adenza Group, Inc.	First lien senior secured revolving loan	—	—	2,591
Alera Group, Inc.	First lien senior secured delayed draw term loan	43,565	45,858	—
Allied Benefit Systems Intermediate LLC	First lien senior secured delayed draw term loan	3,247	3,247	—
AmeriLife Holdings LLC	First lien senior secured revolving loan	16,273	16,273	16,273
AmeriLife Holdings LLC	First lien senior secured delayed draw term loan	—	5,457	10,849
AmeriLife Holdings LLC	First lien senior secured delayed draw term loan	24,302	26,966	—
Anaplan, Inc.	First lien senior secured revolving loan	16,528	16,528	16,528
Apex Service Partners, LLC	First lien senior secured revolving loan	—	—	1,725

Portfolio Company	Investment	March 31, 2024	December 31, 2023	December 31, 2022
($ in thousands)
Apex Service Partners, LLC	First lien senior secured delayed draw term loan	10,446	17,957	—
Apex Service Partners, LLC	First lien senior secured revolving loan	4,772	7,080	—
Appfire Technologies, LLC	First lien senior secured revolving loan	1,260	1,260	1,539
Appfire Technologies, LLC	First lien senior secured delayed draw term loan	10,081	10,587	16,366
Aptean Acquiror, Inc. (dba Aptean)	First lien senior secured revolving loan	7,282	—	—
Aptean Acquiror, Inc. (dba Aptean)	First lien senior secured delayed draw term loan	13,501	—	—
Aramsco, Inc.	First lien senior secured delayed draw term loan	7,797	7,797	—
Arctic Holdco, LLC	First lien senior secured delayed draw term loan	9,688	9,688	—
Armstrong Bidco Limited (dba The Access Group)	First lien senior secured GBP delayed draw term loan	—	—	3,734
Ascend Buyer, LLC (dba PPC Flexible Packaging)	First lien senior secured revolving loan	3,404	3,404	5,106
Associations, Inc.	First lien senior secured revolving loan	2,350	3,123	4,829
Associations, Inc.	First lien senior secured delayed draw term loan	507	507	56,283
Athenahealth Group Inc.	First lien senior secured delayed draw term loan	—	—	3,631
Aurelia Netherlands Midco 2 B.V. (f/k/a Adevinta)	First lien senior secured NOK term loan	29,861	31,898	—
Aurelia Netherlands Midco 2 B.V. (f/k/a Adevinta)	First lien senior secured EUR term loan	29,801	30,482	—
Aurelia Netherlands Midco 2 B.V. (f/k/a Adevinta)	First lien senior secured EUR revolving loan	3,311	3,387	—
Avalara, Inc.	First lien senior secured revolving loan	7,045	7,045	7,045
AWP Group Holdings, Inc.	First lien senior secured delayed draw term loan	7,024	7,024	—
AWP Group Holdings, Inc.	First lien senior secured revolving loan	4,122	4,557	—
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)	First lien senior secured delayed draw term loan	12,469	—	—
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)	First lien senior secured revolving loan	1,995	—	—
Bamboo US BidCo LLC	First lien senior secured revolving loan	20,128	20,128	—
Bamboo US BidCo LLC	First lien senior secured delayed draw term loan	13,486	14,060	—
Bayshore Intermediate #2, L.P. (dba Boomi)	First lien senior secured revolving loan	1,381	1,275	1,062
BCPE Osprey Buyer, Inc. (dba PartsSource)	First lien senior secured delayed draw term loan	—	—	31,034
BCPE Osprey Buyer, Inc. (dba PartsSource)	First lien senior secured revolving loan	2,172	3,207	4,655
BCPE Osprey Buyer, Inc. (dba PartsSource)	First lien senior secured delayed draw term loan	26,528	26,528	—
BCTO BSI Buyer, Inc. (dba Buildertrend)	First lien senior secured revolving loan	161	161	161

Portfolio Company	Investment	March 31, 2024	December 31, 2023	December 31, 2022
($ in thousands)
BELMONT BUYER, INC. (dba Valenz)	First lien senior secured delayed draw term loan	7,980	7,980	—
BELMONT BUYER, INC. (dba Valenz)	First lien senior secured revolving loan	6,650	6,650	—
Blast Bidco Inc.	First lien senior secured revolving loan	4,179	4,179	—
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC)	First lien senior secured revolving loan	—	—	83
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC)	First lien senior secured delayed draw term loan	—	—	18,414
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC)	First lien senior secured delayed draw term loan	—	—	8,048
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC)	First lien senior secured delayed draw term loan	13,641	13,641	—
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC)	First lien senior secured revolving loan	13,901	13,901	—
Brightway Holdings, LLC	First lien senior secured revolving loan	1,789	1,158	2,105
Broadcast Music, Inc.	First lien senior secured revolving loan	6,271	—	—
BTRS Holdings Inc. (dba Billtrust)	First lien senior secured delayed draw term loan	354	468	917
BTRS Holdings Inc. (dba Billtrust)	First lien senior secured revolving loan	579	868	1,157
Canadian Hospital Specialties Ltd.	First lien senior secured delayed draw term loan	—	—	637
Canadian Hospital Specialties Ltd.	First lien senior secured CAD revolving loan	73	75	248
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)	First lien senior secured delayed draw term loan	—	—	870
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)	First lien senior secured revolving loan	577	577	88
Certinia, Inc.	First lien senior secured revolving loan	4,412	4,412	—
Circana Group, L.P. (fka The NPD Group, L.P.)	First lien senior secured revolving loan	6,278	11,699	12,555
CivicPlus, LLC	First lien senior secured revolving loan	2,244	1,481	2,245
Community Brands ParentCo, LLC	First lien senior secured delayed draw term loan	—	3,750	3,750
Community Brands ParentCo, LLC	First lien senior secured revolving loan	1,875	1,875	1,875
Computer Services, Inc. (dba CSI)	First lien senior secured delayed draw term loan	25,566	—	—
CoreTrust Purchasing Group LLC	First lien senior secured delayed draw term loan	14,183	14,183	14,183
CoreTrust Purchasing Group LLC	First lien senior secured revolving loan	14,183	14,183	14,183
Coupa Holdings, LLC	First lien senior secured revolving loan	1,664	1,664	—
Coupa Holdings, LLC	First lien senior secured delayed draw term loan	2,174	2,174	—

Portfolio Company	Investment	March 31, 2024	December 31, 2023	December 31, 2022
($ in thousands)
CPM Holdings, Inc.	First lien senior secured revolving loan	4,650	5,000	—
Crewline Buyer, Inc.	First lien senior secured revolving loan	17,226	17,226	—
Denali BuyerCo, LLC (dba Summit Companies)	First lien senior secured delayed draw term loan	—	—	5,712
Denali BuyerCo, LLC (dba Summit Companies)	First lien senior secured revolving loan	9,963	9,963	9,963
Dermatology Intermediate Holdings III, Inc.	First lien senior secured delayed draw term loan	—	—	278
Diamondback Acquisition, Inc. (dba Sphera)	First lien senior secured delayed draw term loan	—	—	9,553
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)	First lien senior secured revolving loan	91	91	—
Douglas Products and Packaging Company LLC	First lien senior secured revolving loan	—	—	3,199
Dresser Utility Solutions, LLC	First lien senior secured revolving loan	10,552	—	—
Dresser Utility Solutions, LLC	First lien senior secured delayed draw term loan	7,537	—	—
EET Buyer, Inc. (dba e-Emphasys)	First lien senior secured revolving loan	2,710	2,710	1,955
Endries Acquisition, Inc.	First lien senior secured delayed draw term loan	3,304	20,926	—
Endries Acquisition, Inc.	First lien senior secured delayed draw term loan	8,048	8,048	—
Entertainment Benefits Group, LLC	First lien senior secured revolving loan	6,960	6,960	3,867
Entrata, Inc.	First lien senior secured revolving loan	513	513	—
EOS U.S. Finco LLC	First lien senior secured delayed draw term loan	9,830	9,830	—
Evolution BuyerCo, Inc. (dba SIAA)	First lien senior secured delayed draw term loan	—	—	200
Evolution BuyerCo, Inc. (dba SIAA)	First lien senior secured revolving loan	676	676	676
Evolution BuyerCo, Inc. (dba SIAA)	First lien senior secured delayed draw term loan	3,671	4,405	—
FARADAY BUYER, LLC (dba MacLean Power Systems)	First lien senior secured delayed draw term loan	14,307	14,307	—
Fiesta Purchaser, Inc. (dba Shearer's Foods)	First lien senior secured revolving loan	14,898	—	—
Finastra USA, Inc.	First lien senior secured revolving loan	13,925	12,568	—
Formerra, LLC	First lien senior secured delayed draw term loan	—	—	211
Formerra, LLC	First lien senior secured revolving loan	421	526	526
Fortis Solutions Group, LLC	First lien senior secured delayed draw term loan	—	—	191
Fortis Solutions Group, LLC	First lien senior secured revolving loan	6,409	6,409	5,848
FR Vision Holdings, Inc. (dba CHA Consulting)	First lien senior secured delayed draw term loan	10,915	—	—
FR Vision Holdings, Inc. (dba CHA Consulting)	First lien senior secured revolving loan	3,692	—	—

Portfolio Company	Investment	March 31, 2024	December 31, 2023	December 31, 2022
($ in thousands)
Fullsteam Operations, LLC	First lien senior secured delayed draw term loan	—	—	31,894
Fullsteam Operations, LLC	First lien senior secured delayed draw term loan	1,047	1,961	—
Fullsteam Operations, LLC	First lien senior secured delayed draw term loan	904	1,250	—
Fullsteam Operations, LLC	First lien senior secured revolving loan	500	500	—
Fullsteam Operations, LLC	First lien senior secured delayed draw term loan	5,000	—	—
Fullsteam Operations, LLC	First lien senior secured delayed draw term loan	1,250	—	—
Galls, LLC	First lien senior secured delayed draw term loan	39,243	—	—
Galls, LLC	First lien senior secured revolving loan	13,343	—	—
Galway Borrower LLC	First lien senior secured revolving loan	5,254	—	—
Galway Borrower LLC	First lien senior secured delayed draw term loan	49,734	—	—
Gaylord Chemical Company, L.L.C.	First lien senior secured revolving loan	3,182	3,182	3,182
Gaylord Chemical Company, L.L.C.	First lien senior secured revolving loan	791	791	791
Gerson Lehrman Group, Inc.	First lien senior secured revolving loan	8,404	—	—
GI Apple Midco LLC (dba Atlas Technical Consultants)	First lien senior secured revolving loan	11,082	4,908	—
GI Apple Midco LLC (dba Atlas Technical Consultants)	First lien senior secured delayed draw term loan	14,090	14,090	—
GI Ranger Intermediate, LLC (dba Rectangle Health)	First lien senior secured delayed draw term loan	—	7,600	7,600
GI Ranger Intermediate, LLC (dba Rectangle Health)	First lien senior secured revolving loan	1,673	669	1,506
Global Music Rights, LLC	First lien senior secured revolving loan	12,415	7,500	7,500
Granicus, Inc.	First lien senior secured revolving loan	4,633	127	107
Granicus, Inc.	First lien senior secured delayed draw term loan	4,888	—	—
Grayshift, LLC	First lien senior secured revolving loan	2,419	2,419	2,419
GS Acquisitionco, Inc. (dba insightsoftware)	First lien senior secured delayed draw term loan	990	—	—
GS Acquisitionco, Inc. (dba insightsoftware)	First lien senior secured revolving loan	247	—	—
Hercules Borrower, LLC (dba The Vincit Group)	First lien senior secured revolving loan	96	96	86
Hercules Borrower, LLC (dba The Vincit Group)	First lien senior secured delayed draw term loan	—	—	9,811
Hissho Sushi Merger Sub, LLC	First lien senior secured revolving loan	8,745	8,745	6,996
Home Service TopCo IV, Inc.	First lien senior secured revolving loan	3,359	3,359	—
Home Service TopCo IV, Inc.	First lien senior secured delayed draw term loan	8,397	8,397	—

Portfolio Company	Investment	March 31, 2024	December 31, 2023	December 31, 2022
($ in thousands)
Hyland Software, Inc.	First lien senior secured revolving loan	6,978	6,978	—
Hyperion Refinance S.a.r.l (dba Howden Group)	First lien senior secured delayed draw term loan	—	—	92,823
Icefall Parent, Inc. (dba EngageSmart)	First lien senior secured revolving loan	2,749	—	—
Ideal Image Development, LLC	First lien senior secured delayed draw term loan	—	—	732
Ideal Image Development, LLC	First lien senior secured revolving loan	—	—	915
Ideal Image Development, LLC	First lien senior secured delayed draw term loan	—	329	—
Ideal Image Development, LLC	First lien senior secured revolving loan	366	—	—
Ideal Tridon Holdings, Inc.	First lien senior secured revolving loan	8,630	8,630	—
IG Investments Holdings, LLC (dba Insight Global)	First lien senior secured revolving loan	3,613	3,613	2,168
IMO Investor Holdings, Inc.	First lien senior secured delayed draw term loan	2,894	3,127	4,963
IMO Investor Holdings, Inc.	First lien senior secured revolving loan	2,085	2,382	2,010
Indigo Buyer, Inc. (dba Inovar Packaging Group)	First lien senior secured delayed draw term loan	—	—	31,750
Indigo Buyer, Inc. (dba Inovar Packaging Group)	First lien senior secured revolving loan	5,080	7,620	10,583
Indikami Bidco, LLC	First lien senior secured delayed draw term loan	6,570	6,570	—
Indikami Bidco, LLC	First lien senior secured revolving loan	3,754	4,693	—
Integrated Specialty Coverages, LLC	First lien senior secured delayed draw term loan	12,716	12,716	—
Integrated Specialty Coverages, LLC	First lien senior secured revolving loan	5,934	5,934	—
Integrity Marketing Acquisition, LLC	First lien senior secured revolving loan	5,450	5,450	—
Integrity Marketing Acquisition, LLC	First lien senior secured delayed draw term loan	21,923	21,923	—
Intelerad Medical Systems Incorporated	First lien senior secured revolving loan	—	—	1
Interoperability Bidco, Inc. (dba Lyniate)	First lien senior secured revolving loan	3,731	3,490	1,739
Kaseya Inc.	First lien senior secured delayed draw term loan	4,077	4,077	4,342
Kaseya Inc.	First lien senior secured revolving loan	3,256	3,256	4,342
KBP Brands, LLC	First lien senior secured delayed draw term loan	—	—	743
KENE Acquisition, Inc. (dba Entrust Solutions Group)	First lien senior secured delayed draw term loan	7,472	—	—
KENE Acquisition, Inc. (dba Entrust Solutions Group)	First lien senior secured revolving loan	2,242	—	—
KPSKY Acquisition, Inc. (dba BluSky)	First lien senior secured delayed draw term loan	—	—	16,625
KPSKY Acquisition, Inc. (dba BluSky)	First lien senior secured delayed draw term loan	6,054	6,054	—

Portfolio Company	Investment	March 31, 2024	December 31, 2023	December 31, 2022
($ in thousands)
KRIV Acquisition Inc. (dba Riveron)	First lien senior secured delayed draw term loan	12,134	12,134	—
KRIV Acquisition Inc. (dba Riveron)	First lien senior secured revolving loan	10,944	10,944	—
KWOL Acquisition Inc.	First lien senior secured revolving loan	22,325	15,627	—
KWOR Acquisition, Inc. (dba Alacrity Solutions)	First lien senior secured revolving loan	1,485	1,946	3,415
KWOR Acquisition, Inc. (dba Alacrity Solutions)	First lien senior secured delayed draw term loan	6,360	6,360	8,748
Lightbeam Bidco, Inc. (dba Lazer Spot)	First lien senior secured revolving loan	10,127	11,685	—
Lightbeam Bidco, Inc. (dba Lazer Spot)	First lien senior secured delayed draw term loan	27,285	40,928	—
Lignetics Investment Corp.	First lien senior secured delayed draw term loan	—	—	9,559
Lignetics Investment Corp.	First lien senior secured revolving loan	9,941	1,912	4,588
LSI Financing 1 DAC	Series 6 Notes	129,580	—	—
ManTech International Corporation	First lien senior secured delayed draw term loan	2,164	2,164	3,360
ManTech International Corporation	First lien senior secured revolving loan	1,806	1,806	1,806
Mario Purchaser, LLC (dba Len the Plumber)	First lien senior secured delayed draw term loan	5,627	21,702	28,401
Mario Purchaser, LLC (dba Len the Plumber)	First lien senior secured revolving loan	8,038	5,627	8,038
Medline Borrower, LP	First lien senior secured revolving loan	2,020	2,020	2,020
MHE Intermediate Holdings, LLC (dba OnPoint Group)	First lien senior secured revolving loan	3,571	3,571	3,071
Milan Laser Holdings LLC	First lien senior secured revolving loan	2,553	2,553	1,765
Ministry Brands Holdings, LLC	First lien senior secured delayed draw term loan	—	—	15,819
Ministry Brands Holdings, LLC	First lien senior secured revolving loan	4,271	2,215	2,373
Mitnick Corporate Purchaser, Inc.	First lien senior secured revolving loan	9,375	9,375	8,713
Monotype Imaging Holdings Inc.	First lien senior secured delayed draw term loan	14,027	—	—
Monotype Imaging Holdings Inc.	First lien senior secured revolving loan	21,041	—	—
Natural Partners, LLC	First lien senior secured revolving loan	5,063	5,063	5,063
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.	First lien senior secured EUR delayed draw term loan	23,312	—	—
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.	First lien senior secured EUR revolving loan	4,349	—	—
Nelipak Holding Company	First lien senior secured delayed draw term loan	11,787	—	—
Nelipak Holding Company	First lien senior secured revolving loan	6,158	—	—
Neptune Holdings, Inc. (dba NexTech)	First lien senior secured revolving loan	4,118	4,118	—

Portfolio Company	Investment	March 31, 2024	December 31, 2023	December 31, 2022
($ in thousands)
NMI Acquisitionco, Inc. (dba Network Merchants)	First lien senior secured delayed draw term loan	—	—	1,039
NMI Acquisitionco, Inc. (dba Network Merchants)	First lien senior secured revolving loan	558	558	558
Notorious Topco, LLC (dba Beauty Industry Group)	First lien senior secured delayed draw term loan	—	—	3,521
Notorious Topco, LLC (dba Beauty Industry Group)	First lien senior secured revolving loan	3,521	4,930	4,401
OAC Holdings I Corp. (dba Omega Holdings)	First lien senior secured revolving loan	2,021	2,572	1,139
OB Hospitalist Group, Inc.	First lien senior secured revolving loan	4,902	4,902	5,222
Ocala Bidco, Inc.	First lien senior secured delayed draw term loan	4,503	8,469	8,469
Ole Smoky Distillery, LLC	First lien senior secured revolving loan	3,302	3,302	3,302
Omnia Partners, LLC	First lien senior secured delayed draw term loan	—	172	—
OneOncology LLC	First lien senior secured revolving loan	14,267	14,267	—
OneOncology LLC	First lien senior secured delayed draw term loan	17,478	26,752	—
Oranje Holdco, Inc. (dba KnowBe4)	First lien senior secured revolving loan	10,148	10,148	—
Pacific BidCo Inc.	First lien senior secured delayed draw term loan	17,905	17,905	17,906
Park Place Technologies, LLC	First lien senior secured delayed draw term loan	13,490	—	—
Park Place Technologies, LLC	First lien senior secured revolving loan	10,117	—	—
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)	First lien senior secured delayed draw term loan	17,143	—	—
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)	First lien senior secured revolving loan	88	70	70
PDI TA Holdings, Inc.	First lien senior secured delayed draw term loan	21,800	—	—
PDI TA Holdings, Inc.	First lien senior secured revolving loan	6,560	—	—
Pediatric Associates Holding Company, LLC	First lien senior secured delayed draw term loan	—	—	1,776
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)	First lien senior secured delayed draw term loan	—	—	8,891
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)	First lien senior secured revolving loan	2,570	2,570	2,570
PetVet Care Centers, LLC	First lien senior secured delayed draw term loan	31,691	31,691	—
PetVet Care Centers, LLC	First lien senior secured revolving loan	33,258	33,258	—
Ping Identity Holding Corp.	First lien senior secured revolving loan	2,182	2,182	2,182
Plasma Buyer LLC (dba Pathgroup)	First lien senior secured delayed draw term loan	3,263	28,553	28,553
Plasma Buyer LLC (dba Pathgroup)	First lien senior secured revolving loan	4,895	8,158	12,237

Portfolio Company	Investment	March 31, 2024	December 31, 2023	December 31, 2022
($ in thousands)
Pluralsight, LLC	First lien senior secured revolving loan	—	87	196
PPV Intermediate Holdings, LLC	First lien senior secured revolving loan	11,854	11,854	8,653
PPV Intermediate Holdings, LLC	First lien senior secured delayed draw term loan	—	—	19,248
PPV Intermediate Holdings, LLC	First lien senior secured delayed draw term loan	10,076	10,076	—
Premise Health Holding Corp.	First lien senior secured revolving loan	8,191	—	—
QAD, Inc.	First lien senior secured revolving loan	6,000	6,000	6,000
Quva Pharma, Inc.	First lien senior secured revolving loan	364	455	236
Relativity ODA LLC	First lien senior secured revolving loan	435	435	435
Sailpoint Technologies Holdings, Inc.	First lien senior secured revolving loan	5,718	5,718	5,718
Securonix, Inc.	First lien senior secured revolving loan	5,339	5,339	5,339
Sensor Technology Topco, Inc. (dba Humanetics)	First lien senior secured revolving loan	8,620	9,077	—
Simplisafe Holding Corporation	First lien senior secured delayed draw term loan	11,770	11,770	16,049
Smarsh Inc.	First lien senior secured delayed draw term loan	10,381	10,381	10,381
Smarsh Inc.	First lien senior secured revolving loan	498	830	5,190
Sonny's Enterprises, LLC	First lien senior secured revolving loan	25,158	25,158	—
Sonny's Enterprises, LLC	First lien senior secured delayed draw term loan	9,905	15,212	—
Southern Air & Heat Holdings, LLC	First lien senior secured delayed draw term loan	—	—	315
Southern Air & Heat Holdings, LLC	First lien senior secured revolving loan	220	259	203
Southern Air & Heat Holdings, LLC	First lien senior secured delayed draw term loan	24,039	28,751	—
Spotless Brands, LLC	First lien senior secured revolving loan	1,461	1,146	1,461
Summit Acquisition Inc. (dba K2 Insurance Services)	First lien senior secured delayed draw term loan	12,267	12,267	—
Summit Acquisition Inc. (dba K2 Insurance Services)	First lien senior secured revolving loan	6,133	6,133	—
SWK BUYER, Inc. (dba Stonewall Kitchen)	First lien senior secured revolving loan	5,579	5,579	3,626
SWK BUYER, Inc. (dba Stonewall Kitchen)	First lien senior secured delayed draw term loan	—	—	13,947
Tahoe Finco, LLC	First lien senior secured revolving loan	—	—	6,279
Tamarack Intermediate, L.L.C. (dba Verisk 3E)	First lien senior secured revolving loan	5,336	5,336	4,388
Tamarack Intermediate, L.L.C. (dba Verisk 3E)	First lien senior secured delayed draw term loan	2,360	2,360	—

Portfolio Company	Investment	March 31, 2024	December 31, 2023	December 31, 2022
($ in thousands)
TC Holdings, LLC (dba TrialCard)	First lien senior secured revolving loan	7,768	7,768	7,768
Tempo Buyer Corp. (dba Global Claims Services)	First lien senior secured delayed draw term loan	—	—	10,317
Tempo Buyer Corp. (dba Global Claims Services)	First lien senior secured revolving loan	2,992	3,508	4,746
The Shade Store, LLC	First lien senior secured delayed draw term loan	10,580	—	—
The Shade Store, LLC	First lien senior secured revolving loan	4,773	2,455	4,909
Thunder Purchaser, Inc. (dba Vector Solutions)	First lien senior secured revolving loan	316	418	470
Thunder Purchaser, Inc. (dba Vector Solutions)	First lien senior secured delayed draw term loan	—	—	1,306
Troon Golf, L.L.C.	First lien senior secured delayed draw term loan	—	—	10,000
Troon Golf, L.L.C.	First lien senior secured revolving loan	7,207	7,207	7,207
Ultimate Baked Goods Midco, LLC	First lien senior secured revolving loan	2,000	2,000	1,475
Unified Women's Healthcare, LP	First lien senior secured delayed draw term loan	71,937	—	—
Unified Women's Healthcare, LP	First lien senior secured delayed draw term loan	—	—	3,045
Unified Women's Healthcare, LP	First lien senior secured revolving loan	8,120	8,120	8,120
Unified Women's Healthcare, LP	First lien senior secured delayed draw term loan	23,000	41,400	—
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)	First lien senior secured revolving loan	1,096	1,096	1,096
Velocity HoldCo III Inc. (dba VelocityEHS)	First lien senior secured revolving loan	124	124	113
Walker Edison Furniture Company LLC	First lien senior secured delayed draw term loan	483	833	—
When I Work, Inc.	First lien senior secured revolving loan	4,164	4,164	4,164
XRL 1 LLC (f/k/a XOMA)	First lien senior secured delayed draw term loan	4,500	4,500	—
Zendesk, Inc.	First lien senior secured delayed draw term loan	30,080	30,080	30,080
Zendesk, Inc.	First lien senior secured revolving loan	12,386	12,386	12,386
Total Unfunded Portfolio Company Commitments		$1,883,748	$1,394,947	$1,067,317
We maintain sufficient borrowing capacity to cover outstanding unfunded portfolio company commitments that we may be required to fund. We seek to carefully consider our unfunded portfolio company commitments for the purpose of planning our ongoing financial leverage. Further, we maintain sufficient borrowing capacity within the 150% asset coverage limitation to cover any outstanding portfolio company unfunded commitments we are required to fund.
Organizational and Offering Costs
The Adviser has incurred organization and offering costs on behalf of us in the amount of $2.9 million for the period from April 22, 2020 (Inception) to March 31, 2024, of which $2.9 million has been charged to us pursuant to the Investment Advisory Agreement. Under the Investment Advisory Agreement and Administration Agreement, the

Adviser is entitled to receive up to 1.5% of gross offering proceeds raised in our continuous public offering until all organization and offering costs paid by the Adviser have been recovered.
Other Commitments and Contingencies
From time to time, we may become a party to certain legal proceedings incidental to the normal course of our business. As of March 31, 2024, management was not aware of any pending or threatened litigation.
Contractual Obligations
A summary of our contractual payment obligations under our credit facilities and notes as of March 31, 2024, is as follows:

($ in thousands)	Total	Less than 1 year	1-3 Years	3-5 Years	After 5 years
Revolving Credit Facility	$1,026,111	$—	$—	$1,026,111	$—
SPV Asset Facility I	200,000	—	—	—	200,000
SPV Asset Facility II	995,000	—	995,000	—	—
SPV Asset Facility III	622,000	—	—	622,000	—
SPV Asset Facility IV	200,000	—	—	—	200,000
SPV Asset Facility V	200,000	—	—	200,000	—
SPV Asset Facility VI	350,000	—	—	—	350,000
CLO VIII	290,000	—	—	—	290,000
CLO XI	260,000	—	—	—	260,000
CLO XII	260,000	—	—	—	260,000
CLO XV	312,000	—	—	—	312,000
CLO XVI	420,000	—	—	—	420,000
March 2025 Notes	500,000	500,000	—	—	—
September 2026 Notes	350,000	—	350,000	—	—
February 2027 Notes	500,000	—	500,000	—	—
September 2027 Notes	600,000	—	—	600,000	—
June 2028 Notes	650,000	—	—	650,000	—
January 2029 Notes	550,000	—	—	550,000	—
March 2031 Notes	750,000	—	—	—	750,000
Total Contractual Obligations	$9,035,111	$500,000	$1,845,000	$3,648,111	$3,042,000
Related Party Transactions
We have entered into a number of business relationships with affiliated or related parties, including the following:
•the Investment Advisory Agreement;
•the Administration Agreement;
•the Expense Support Agreement;
•the Dealer Manager Agreement; and
•the License Agreement.
In addition to the aforementioned agreements, we rely on exemptive relief that has been granted to our Adviser and certain affiliates to co-invest with other funds managed by the Adviser or its Affiliates, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “Notes to Consolidated Financial Statements — Note 3. Agreements and Related Party Transactions” for further details.
We invest in Amergin AssetCo, Fifth Season, and OCIC SLF, controlled affiliated investments, and LSI Financing, a non-controlled affiliated investment, as defined in the 1940 Act. See “Notes to Consolidated Financial Statements — Note 3. Agreements and Related Party Transactions” for further details.
Critical Accounting Policies
The preparation of the consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. Our critical accounting policies should be read in connection with our risk factors described in the section “Risk Factors” and in our Form 10-K for the fiscal year ended December 31, 2023 in “ITEM 1A. - RISK FACTORS.”
Investments at Fair Value
Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.
Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Pursuant to Rule 2a-5, the Board designated the Adviser as our valuation designee to perform fair value determinations relating to the value of assets we held for which market quotations are not readily available.
Investments for which market quotations are readily available are typically valued at the average bid price of those market quotations. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of our investments, are valued at fair value as determined in good faith by our Adviser, as the valuation designee, based on, among other things, the input of the independent third-party valuation firm(s) engaged at the direction of our Adviser.
As part of the valuation process, our Adviser, as the valuation designee, takes into account relevant factors in determining the fair value of our investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Adviser, as valuation designee, considers whether the pricing indicated by the external event corroborates its valuation.
Our Adviser, as the valuation designee, undertakes a multi-step valuation process, which includes, among other procedures, the following:
•With respect to investments for which market quotations are readily available, those investments will typically be valued at the average bid price of those market quotations;
•With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser’s valuation committee;

•Preliminary valuation conclusions are documented and discussed with the Adviser’s valuation committee;
•Our Adviser, as the valuation designee, reviews the recommended valuations and determines the fair value of each investment;
•Each quarter, our Adviser, as the valuation designee, provides the Audit Committee a summary or description of material fair value matters that occurred in the prior quarter and on an annual basis, our Adviser, as the valuation designee, will provide the Audit Committee with a written assessment of the adequacy and effectiveness of its fair value process; and
•The Audit Committee oversees the valuation designee and will report to the Board on any valuation matters requiring the Board’s attention.
We conduct this valuation process on a quarterly basis.
We apply Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, we consider its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:
•Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access.
•Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfer occurred. In addition to using the above inputs in investment valuations, we apply the valuation policy approved by our Board that is consistent with ASC 820. Consistent with the valuation policy, our Adviser, as the valuation designee, evaluates the source of the inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), we subject those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, our Adviser, as the valuation designee, or the independent valuation firm(s), review pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize amounts that are different from the amounts presented and such differences could be material.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.
Financial and Derivative Instruments
Rule 18f-4 requires BDCs that use derivatives to, among other things, comply with a value-at-risk leverage limit, adopt a derivatives risk management program, and implement certain testing and board reporting procedures. Rule 18f-4 exempts BDCs that qualify as “limited derivatives users” from the aforementioned requirements, provided that these BDCs adopt written policies and procedures that are reasonably designed to manage the BDC’s derivatives risks and comply with certain recordkeeping requirements. We currently qualify as a “limited derivatives user” and expects to continue to do so. Rule 18f-4 provides that a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. Pursuant to Rule 18f-4, when we trade reverse repurchase agreements or similar financing transactions, including certain tender option bonds, we need to aggregate the amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating our asset coverage ratio. We have adopted a derivatives policy and complies with the recordkeeping requirements of Rule 18f-4.
Interest and Dividend Income Recognition
Interest income is recorded on the accrual basis and includes accretion and amortization of discounts or premiums. Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK interest represents accrued interest that is added to the principal amount of the investment on the respective interest payment dates rather than being paid in cash and generally becomes due at maturity. PIK dividends represent accrued dividends that are added to the shares held of the equity investment on the respective interest payment dates rather than being paid in cash and generally becomes due at a certain trigger date. For the three months ended March 31, 2024, PIK interest and PIK dividend income earned was $27.6 million and $17.2 million, respectively. PIK interest and PIK dividend income represented approximately 5.2% and 3.3% of total investment income for the three months ended March 31, 2024, respectively. For the three months ended March 31, 2023, PIK interest and PIK dividend income earned was $15.1 million and $17.9 million, respectively. PIK interest and PIK dividend income represented approximately 4.9% and 5.9% of total investment income for the three months ended March 31, 2023, respectively. Discounts and premiums to par value on securities purchased are accreted or amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the amortization or accretion of premiums or discounts, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.
Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. If at any point we believe PIK interest is not expected to be realized, the investment generating PIK interest will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest income. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.
Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

Distributions
We have elected to be treated for U.S. federal income tax purposes, and intend to continue to qualify annually as a RIC under Subchapter M of the Code. To obtain and maintain our tax treatment as a RIC, we must distribute (or be deemed to distribute) in each taxable year distributions for tax purposes equal to at least the sum of:
•90% of our investment company taxable income (which is generally our ordinary income plus the excess of realized short-term capital gains over realized net long-term capital losses), determined without regard to the deduction for dividends paid, for such taxable year; and
•90% of our net tax-exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for such taxable year.
As a RIC, we (but not our shareholders) generally will not be subject to U.S. federal tax on investment company taxable income and net capital gains that we distribute to our shareholders.
We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we generally will be subject to U.S. federal income tax at corporate rates. We can be expected to carry forward our net capital gains or any investment company taxable income in excess of current year dividend distributions, and pay the U.S. federal excise tax as described below.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. We may be subject to a nondeductible 4% U.S. federal excise tax if we do not distribute (or are treated as distributing) during each calendar year an amount at least equal to the sum of:
•98% of our net ordinary income excluding certain ordinary gains or losses for that calendar year;
•98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of that calendar year; and
•100% of any income or gains recognized, but not distributed, in preceding years.
While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed and as a result, in such cases, the excise tax will be imposed. In such an event, we will be liable for this tax only on the amount by which we do not meet the foregoing distribution requirement.
We intend to pay monthly distributions to our shareholders out of assets legally available for distribution. All distributions will be paid at the discretion of our Board and will depend on our earnings, financial condition, maintenance of our tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as our Board may deem relevant from time to time.
To the extent our current taxable earnings for a year fall below the total amount of our distributions for that year, a portion of those distributions may be deemed a return of capital to our shareholders for U.S. federal income tax purposes. Thus, the source of a distribution to our shareholders may be the original capital invested by the shareholder rather than our income or gains. Shareholders should read written disclosure carefully and should not assume that the source of any distribution is our ordinary income or gains.
With respect to distributions we have adopted a distribution reinvestment plan which was amended and restated on May 6, 2024. The amended and restated distribution reinvestment plan provides for the reinvestment of cash distributions on behalf of shareholders who have enrolled in the distribution reinvestment plan. As a result, if the Board authorizes and declares a cash distribution, then the shareholders who have enrolled in the distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. We expect to use newly issued shares to implement the distribution reinvestment plan. Shareholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.

Income Taxes
We have elected to be treated as a BDC under the 1940 Act. We also have elected to be treated as a RIC under the Code beginning with our taxable year ended December 31, 2020, and intend to qualify for tax treatment as a RIC. As a RIC, we generally will not be subject to U.S. federal income tax on any ordinary income or capital gains that we distribute at least annually to our shareholders as dividends. Rather, any tax liability related to income earned and distributed by us represents obligations of our investors and will not be reflected in our consolidated financial statements.
To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, we generally must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income” for that year, which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses. In addition, a RIC may, in certain cases, satisfy this distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of Subchapter M. In order for us to not be subject to U.S. federal excise taxes, we must distribute annually an amount at least equal to the sum of (i) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. We, at our discretion, may carry forward taxable income in excess of calendar year dividends and pay U.S. federal income tax imposed at corporate rates and a 4% nondeductible U.S. excise tax on this income.
We evaluate tax positions taken or expected to be taken in the course of preparing our consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. There were no material uncertain tax positions through December 31, 2023. As applicable, the Company’s prior three tax years remain subject to examination by U.S. federal, state and local tax authorities.
Recent Developments
Revolving Credit Facility Amendment
On April 19, 2024, we entered into the Second Amendment to the Revolving Credit Facility (the “Second Amendment”), which amends the Revolving Credit Facility. The parties to the Second Amendment include us, as Borrower, the subsidiary guarantors party thereto solely with respect to Section 4.9 therein, the lenders party thereto and Sumitomo Mitsui Banking Corporation as Administrative Agent. The Second Amendment extended the commitments of a Non-Extending Lender (as defined in the Revolving Credit Facility) so that such Non-Extending Lender became an Extending Lender (as defined in the Revolving Credit Facility).
DRIP Amendment
On May 6, 2024, our Board adopted an amended and restated distribution reinvestment plan which provides for the reinvestment of any cash distributions on behalf of shareholders who have elected to enroll in the distribution reinvestment plan. As a result, if our Board authorizes and declares a cash distribution, then the shareholders who have elected to enroll in the distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. The change will have no effect on existing distribution elections under the distribution reinvestment plan.
Commencement of Exchange Offer
On April 18, 2024, we commenced an offer to exchange the June 2028 Notes, the January 2029 Notes and the March 2031 Notes for newly issued registered notes with substantially similar terms.

Equity Raise
As of May 9, 2024, we have issued 393,943,501 shares of Class S common stock, 80,429,545 shares of Class D common stock, and 685,850,176 shares of Class I common stock and have raised total gross proceeds of $3.69 billion, $0.75 billion, and $6.38 billion, respectively, including seed capital of $1,000 contributed by our Adviser in September 2020 and approximately $25.0 million in gross proceeds raised from Feeder FIC Equity. In addition, we received $586.3 million in gross subscription payments which we accepted on May 1, 2024 and which is pending our determination of the net asset value per share applicable to such purchase.
Dividend
On May 7, 2024, our Board declared a distribution of (i) $0.07010 per share, payable on or before June 26, 2024 to shareholders of record as of May 31, 2024, (ii) $0.07010 per share, payable on or before July 26, 2024 to shareholders of record as of June 28, 2024, and (iii) $0.07010 per share, payable on or before August 23, 2024 to shareholders of record as of July 31, 2024 and (iv) a special distribution of $0.03270 per share, payable on or before July 26, 2024 to shareholders of record as of June 28, 2024.
Joint Venture
On May 6, 2024, we entered into an agreement with each of Blue Owl Capital Corporation, Blue Owl Capital Corporation II, Blue Owl Capital Corporation III, Blue Owl Technology Finance Corp., Blue Owl Technology Finance Corp. II, and Blue Owl Technology Income Corp. (together with us, the “Blue Owl BDCs”) and State Teachers Retirement System of Ohio (“OSTRS”) to co-manage Blue Owl Credit SLF LLC (“Credit SLF”), a joint venture that is expected to invest primarily in senior secured loans to middle market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. Each of the Blue Owl BDCs have agreed to initial commitments to Credit SLF totaling $50.0 million in the aggregate, of which we have agreed to contribute $11.25 million, representing an approximately 19.7% economic ownership. OSTRS will initially commit $7.1 million, representing a 12.5% economic ownership. Credit SLF is managed by a board consisting of an equal number of representatives appointed by each member and which acts unanimously. Investment decisions must be approved by Credit SLF’s board.
September 2029 Notes
On May 21, 2024, we issued $500.0 million aggregate principal amount of 6.600% notes due September 15, 2029 (the “September 2029 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act and non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act. The September 2029 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

BUSINESS
Our Company
Blue Owl Credit Income Corp. was formed on April 22, 2020 as a corporation under the laws of the State of Maryland. We are an externally managed, closed-end management investment company that has elected to be regulated as a BDC under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated, and intend to qualify annually, as a RIC under the Code for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements. As a BDC, at least 70% of our assets must be assets of the type listed in Section 55(a) of the 1940 Act, as described herein. We will not invest more than 30% of our total assets in companies whose principal place of business is outside the United States. See “Regulation” and “Tax Matters.”
We are externally managed by the Adviser, which is a registered investment adviser with the SEC. The Adviser is an indirect affiliate of Blue Owl Capital Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform, which focuses on direct lending. The Adviser is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Since our Adviser’s affiliates began its investment activities in April 2016 through March 31, 2024, our Adviser or its affiliates have originated $99.59 billion aggregate principal amount of investments across multiple industries, of which $95.77 billion of aggregate principal amount of investments prior to any subsequent exits or repayments, was retained by either us or a corporation or fund advised by our Adviser or its affiliates.
Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. Our investment strategy focuses primarily on originating and making loans to, and making debt and equity investments in, U.S. middle market companies. We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities which includes common and preferred stock, securities convertible into common stock, and warrants. We define “middle market companies” to generally mean companies with earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) between $10 million and $250 million annually, and/or annual revenue of $50 million to $2.5 billion at the time of investment. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. We generally invest in companies with a low loan-to-value ratio, which we consider to be 50% or below. We target portfolio companies where we can structure larger transactions that comprise 1-2% of our portfolio (with no individual portfolio company generally expected to comprise greater than 5% of our portfolio). We intend, under normal circumstances, to invest directly, or indirectly through our investments in Blue Owl Credit Income Senior Loan Fund (“OCIC SLF”) or any similarly situated companies, at least 80% of the value of our total assets in credit investments. We define “credit” to mean debt investments made in exchange for regular interest payments. Our target credit investments will typically have maturities between three and ten years and generally range in size between $10 million and $125 million, although the investment size will vary with the size of our capital base. As of March 31, 2024, excluding certain investments that fall outside our typical borrower profile, our portfolio companies representing 87.2% of our total debt portfolio based on fair value, had weighted average annual revenue of $1.0 billion and weighted average annual EBITDA of $247.0 million.
While our investment strategy focuses primarily on middle market companies in the United States, including senior secured loans, we also may invest up to 30% of our portfolio in investments of non-qualifying portfolio companies. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act, as well as in debt and equity of companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act. See “Regulation — Qualifying Assets.”
As of March 31, 2024, based on fair value, our portfolio consisted of 85.4% first lien debt investments (of which we consider 40.6% to be unitranche debt investments (including “last-out” portions of such loans)), 5.0%

second-lien debt investments, 1.3% unsecured debt investments, 1.6% joint ventures, 3.9% preferred equity investments, and 2.8% common equity investments. Approximately 98.4% of our debt investments based on fair value as of March 31, 2024 are floating rate in nature, the majority of which are subject to an interest rate floor. As of March 31, 2024, we had investments in 311 portfolio companies, with an average investment size of approximately $61.0 million based on fair value.
As of March 31, 2024, our portfolio was invested across 31 different industries. The largest industry in our portfolio as of March 31, 2024 was healthcare providers and services, which represented, as a percentage of our portfolio, 13.2% based on fair value.
We have received an exemptive order that permits us to offer multiple classes of shares of common stock and to impose asset- based servicing and distribution fees and early withdrawal fees. We are currently offering, on a continuous basis, up to $13,500,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock. The share classes have different upfront selling commissions and ongoing servicing fees. Each class of common stock will be offered through Blue Owl Securities LLC (d/b/a Blue Owl Securities) (the “Dealer Manager”). The Dealer Manager is entitled to receive upfront selling commissions of up to 3.50% of the offering price of each Class S share sold in the offering and 1.50% of the offering price of each Class D share sold. Class I shares are not subject to upfront selling commissions. Any upfront selling commissions for the Class S shares and Class D shares sold in the offering will be deducted from the purchase price. Class S, Class D and Class I shares were offered at initial purchase prices per shares of $10.35, $10.15 and $10.00, respectively. Currently, the purchase price per share for each class of common stock varies, but will not be sold at a price below the Company’s net asset value per share of such class, as determined in accordance with our share pricing policy, plus applicable upfront selling commissions.
On September 30, 2020, the Adviser purchased 100 shares of our Class I common stock at $10.00 per share, which represents the initial public offering price. The Adviser will not tender these shares for repurchase as long as the Adviser remains the investment adviser. There is no current intention for the Adviser to discontinue its role. On October 15, 2020, we received a subscription agreement, totaling $25.0 million for the purchase of Class I common shares of our common stock from Owl Rock Feeder FIC ORCIC Equity LLC (“Feeder FIC Equity”), an entity affiliated with the Adviser. As of March 1, 2021, the Company had called all of the $25.0 million commitment from Feeder FIC Equity. The shares purchased by the Adviser and Feeder FIC Equity are subject to a lock-up pursuant to FINRA Rule 5110(e)(1) for a period of 180 days from the date of commencement of sales in the offering, and the Adviser, Feeder FIC Equity, and their permitted assignees may not engage in any transaction that would result in the effective economic disposition of the Class I shares.
On November 12, 2020, we commenced our initial public offering of up to $2,500,000,000 in any combination of shares of Class S, Class D and Class I common stock. On February 14, 2022 we commenced our follow-on offering pursuant to which we are currently offering up to $13,500,000,000 in any combination Class S, Class D, and Class I common shares.
Since meeting the minimum offering requirement and commencing our continuous public offering through March 31, 2024, we have issued 373,781,589 shares of our Class S common stock, 79,652,941 shares of our Class D common stock and 644,767,597 shares of our Class I common stock, exclusive of any tender offers and shares issued pursuant to our distribution reinvestment plan, for gross proceeds of $3.50 billion, $0.74 billion, and $5.98 billion, respectively, including $1,000 of seed capital contributed by our Adviser in September 2020 and $25.0 million in gross proceeds raised in the private placement from Feeder FIC Equity. In addition, as of March 31, 2024 we have issued approximately 36,013,591 shares of our Class I common stock issued in a private placement issued to feeder vehicles primarily created to hold our Class I shares for gross proceeds of approximately $335.1 million. As of June 25, 2024, we have issued 432,866,601 shares of our Class S common stock, 84,606,740 shares of our Class D common stock, and 755,692,915 shares of our Class I common stock, exclusive of any tender offers and shares issued pursuant to our distribution reinvestment plan, for gross proceeds of $4.06 billion, $0.79 billion, and $7.04 billion, respectively, including $1,000 of seed capital contributed by our Adviser in September 2020 and $25.0 million in gross proceeds raised from Feeder FIC Equity. In addition, as of June 25, 2024 we have issued approximately 43,545,577 shares of our Class I common stock in a private placement issued to feeder vehicles primarily created to hold our Class I shares for gross proceeds of approximately $407 million.

We generally intend to distribute, out of assets legally available for distribution, substantially all of our available earnings, on a monthly basis, as determined by our board of directors (“the Board” or “our Board”) in its sole discretion.
We may borrow money from time to time if immediately after such borrowing, the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, is at least 150%. This means that generally, we can borrow up to $2 for every $1 of investor equity. We currently have in place a senior secured revolving credit facility, six special purpose vehicle asset credit facilities, and in the future may enter into additional credit facilities. The special purpose vehicle asset credit facilities are financing facilities pursuant to which we formed wholly owned subsidiaries, or SPVs, which enter into credit agreements. We periodically sell and contribute investments to the SPVs and the SPVs use the proceeds from the credit agreements to finance the purchase of assets, including from us. In addition, we have issued unsecured notes in private placements and in the future may issue additional unsecured notes. We have also entered into three term debt securitization transaction, also known as collateralized loan obligation transactions and in the future may enter into additional collateralized loan obligation transactions. We expect to use our credit facilities and other borrowings, along with proceeds from the rotation of our portfolio, to finance our investment objectives. See “Regulation” for discussion of BDC regulation and other regulatory considerations. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Debt.”
The Adviser and Administrator – Blue Owl Credit Advisors LLC
Blue Owl Credit Advisors LLC serves as our investment adviser pursuant to an amended and restated investment advisory agreement (the “Investment Advisory Agreement”) between us and the Adviser. See “Investment Advisory Agreement” below. The Adviser also serves as our Administrator pursuant to an amended and restated administration agreement between us and the Adviser, (the “Administration Agreement”). See “Management and Other Agreements and Fees — Administration Agreement.”
Our Adviser is a Delaware limited liability company that is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Our Adviser is an indirect affiliate of Blue Owl and part of Blue Owl’s Credit Platform which focuses on direct lending. Blue Owl consists of three investment platforms: (1) Credit, which focuses on direct lending, (2) GP Strategic Capital, which focuses on providing capital to institutional alternative asset managers and (3) Real Estate, which focuses on triple net lease real estate strategies. Blue Owl’s Credit platform is comprised of the Adviser, Blue Owl Technology Credit Advisors LLC (“OTCA”), Blue Owl Technology Credit Advisors II LLC (“OTCA II”), Blue Owl Credit Private Fund Advisors LLC (“OPFA”) and Blue Owl Diversified Credit Advisors LLC (“ODCA” and together with the Adviser, OTCA, OTCA II, and OPFA, the “Blue Owl Credit Advisers”), which are also registered investment advisers.
Blue Owl Credit is led by its three co-founders, Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer. The Adviser’s investment team (the “Investment Team”) is led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser’s senior executive team and Blue Owl Credit platform’s investment committees. Blue Owl’s Credit platform has four investment committees, each of which focuses on a specific investment strategy (Diversified Lending Technology Lending, First Lien Lending and Opportunistic Lending). Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged sit on each of Blue Owl’s Credit platform’s investment committees. In addition to Messrs. Ostrover, Lipschultz, Packer and Maged, the Diversified Lending Investment Committee is comprised of Jeff Walwyn, Patrick Linnemann, Meenal Mehta and Logan Nicholson. The Investment Team, under the Diversified Lending Investment Committee’s supervision, sources investment opportunities, conducts research, performs due diligence on potential investments, structures the Company’s investments and monitors the Company’s portfolio companies on an ongoing basis. Subject to the overall supervision of the Board, our Adviser manages our day-to-day operations, and provides investment advisory and management services to us.
As of March 31, 2024, the Blue Owl Credit Advisers managed $91.29 billion in assets under management (“AUM”). The Blue Owl Credit Advisers focus on direct lending to middle market companies primarily in the

United States across the following four investment strategies which are offered through BDCs, private funds, and separately managed accounts.

Strategy	Funds	Assets Under Management
Diversified Lending. The diversified lending strategy seeks to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns across credit cycles with an emphasis on preserving capital primarily through originating and making loans to, and making debt and equity investments in, U.S. middle market companies. The diversified lending strategy provides a wide range of financing solutions with strong focus on the top of the capital structure and operate this strategy through diversification by borrower, sector, sponsor, and position size.
	The diversified lending strategy is primarily offered through four BDCs: Blue Owl Capital Corporation II (“OBDC II”), Blue Owl Capital Corporation III (“OBDE”) and the Company.	As of March 31, 2024, the diversified lending strategy had $53.6 billion of assets under management.

Technology Lending. The technology lending strategy seeks to maximize total return by generating current income from debt investments and other income producing securities, and capital appreciation from equity and equity-linked investments primarily through originating and making loans to, and making debt and equity investments in, technology related companies based primarily in the United States. The technology lending strategy originates and invests in senior secured or unsecured loans, subordinated loans or mezzanine loans, and equity and equity-related securities including common equity, warrants, preferred stock and similar forms of senior equity, which may be convertible into a portfolio company’s common equity. The technology lending strategy invests in a broad range of established and high growth technology companies that are capitalizing on the large and growing demand for technology products and services. This strategy focuses on companies that operate in technology-related industries or sectors which include, but are not limited to, information technology, application or infrastructure software, financial services, data and analytics, security, cloud computing, communications, life sciences, healthcare, media, consumer electronics, semi-conductor, internet commerce and advertising, environmental, aerospace and defense industries and sectors.
	The technology lending strategy is primarily offered through three BDCs: Blue Owl Technology Finance Corp. (“OTF”), Blue Owl Technology Income Corp. (“OTIC”) and Blue Owl Technology Finance Corp. II (“OTF II” and together with the Company, OBDC II, OBDE, OCIC, OTF and OTIC, the “Blue Owl BDCs”).	As of March 31, 2024, the technology lending strategy had $53.6 billion of assets under management.

First Lien Lending. The first lien lending strategy seeks to realize current income with an emphasis on preservation of capital primarily through originating primary transactions in and, to a lesser extent, secondary transactions of first lien senior secured loans in or related to middle market businesses based primarily in the United States.
	The first lien lending strategy is offered through private funds and separately managed accounts.	As of March 31, 2024, the first lien lending strategy had $21.5 billion of assets under management.

Strategy	Funds	Assets Under Management

Opportunistic Lending. The opportunistic lending strategy seeks to generate attractive risk-adjusted returns by taking advantage of credit opportunities in U.S. middle-market companies with liquidity needs and market leaders seeking to improve their balance sheets. The opportunistic lending strategy focuses on high-quality companies that could be experiencing disruption, dislocation, distress or transformational change. The opportunistic lending strategy aims to be the partner of choice for companies by being well equipped to provide a variety of financing solutions to meet a broad range of situations, including the following: (i) rescue financing, (ii) new issuance and recapitalizations, (iii) wedge capital, (iv) debtor-in-possession loans, (v) financing for additional liquidity and covenant relief and (vi) broken syndications.
	The opportunistic lending strategy is offered through private funds and separately managed accounts.	As of March 31, 2023, the opportunistic lending strategy had $2.5 billion of assets under management.
We refer to the Blue Owl BDCs and the private funds and separately managed accounts managed by the Blue Owl Credit Advisers, as the “Blue Owl Credit Clients.” In addition to the Blue Owl Credit Clients, Blue Owl’s Credit platform includes a liquid credit strategy, which focuses on the management of collateralized loan obligations (“CLOs”). As of March 31, 2024, the liquid credit strategy had $7.9 billion of assets under management. Blue Owl’s Credit platform also employs various other investment strategies to pursue long-term capital appreciation and risk adjusted returns including (i) direct investments in strategic equity assets, with a focus on single-asset GP-led continuation funds, and (ii) mid-to-late-stage biopharmaceutical and healthcare companies. As of March 31, 2024, these strategies had $1.5 billion of assets under management.
Blue Owl Credit Clients may have overlapping objectives with us. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. In order to address these conflicts, the Blue Owl Credit Advisers have put in place an investment allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act.
In addition, we rely on an order for exemptive relief (as amended, the “Order”) that has been granted to our Adviser and its affiliates by the SEC to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching by us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing and (4) the proposed investment by us would not benefit the Adviser or its affiliates or any affiliated person of any of them (other than parties to the transaction), except to the extent permitted by the exemptive relief and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act.
The Blue Owl Credit Advisers’ allocation policy incorporates the conditions of the Order. As a result of the Order, there could be significant overlap in our investment portfolio and the investment portfolio of the Blue Owl Credit Clients that could avail themselves of the exemptive relief and that have an investment objective similar to ours. See “Business — The Adviser and Administrator — Blue Owl Credit Advisors LLC.” In addition, we have received an amendment to the Order to permit us to participate in follow-on investments in our existing portfolio companies with certain affiliates that are private funds if such private funds did not have an investment in such existing portfolio company. In addition, we have received an amendment to the Order to permit us to participate in follow-on investments in our existing portfolio companies with certain affiliates that are private funds, even if such private funds did not have an investment in such existing portfolio company. See “Risk Factors — Risks Related to

Our Adviser and Its Affiliates — We may compete for capital and investment opportunities with other entities managed by our Adviser or its affiliates, subjecting our Adviser to certain conflicts of interest.”
The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees from portfolio companies. See “Risk Factors — Risks Related to Our Adviser and Its Affiliates — The Adviser and its affiliates may face conflicts of interest with respect to services performed for issuers in which we may invest.”
The Adviser’s address is 399 Park Avenue, New York, NY 10022.
Affiliated Dealer Manager
The Dealer Manager, Blue Owl Securities, is an affiliate of Blue Owl and will not make an independent review of us or the offering. This relationship may create conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the Dealer Manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with the Adviser, no independent review of us will be made in connection with the distribution of our shares in this offering. Blue Owl Securities is registered as a broker-dealer and is a member of FINRA and SIPC.
Potential Market Trends
We believe the middle market lending environment provides opportunities for us to meet our goal of making investments that generate attractive risk-adjusted returns based on a combination of the following factors:
Limited Availability of Capital for Middle Market Companies. The middle market is a large addressable market. According to GE Capital’s National Center for the Middle Market Year-End 2023 Middle Market Indicator, there are approximately 200,000 U.S. middle market companies, which have approximately 48 million aggregate employees. Moreover, the U.S. middle market accounts for one-third of private sector gross domestic product (“GDP”). GE defines U.S. middle market companies as those between $10 million and $1.00 billion in annual revenue, which we believe has significant overlap with our definition of U.S. middle market companies. We believe U.S. middle market companies will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. We believe that regulatory and structural factors, industry consolidation and general risk aversion, limit the amount of traditional financing available to U.S. middle market companies. We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle market issuers as they seek to meet existing and future regulatory capital requirements. We also believe that there are a lack of market participants that are willing to hold meaningful amounts of certain middle market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold its loans without having to syndicate them, coupled with reduced capacity of traditional lenders to serve the middle market, present an attractive opportunity to invest in middle market companies.
Capital Markets Have Been Unable to Fill the Void in U.S. Middle Market Finance Left by Banks. Access to underwritten bond and syndicated loan markets is challenging for middle market companies due to loan size and liquidity. For example, high yield bonds are generally purchased by institutional investors, such as mutual funds and exchange traded funds (“ETFs”), who among other things, are focused on the liquidity characteristics of the bond being issued in order to fund investor redemptions and/or comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities’ initial investment decision.
Syndicated loans arranged through a bank are done either on a “best efforts” basis or are underwritten with terms plus provisions that permit the underwriters to change certain terms, including pricing, structure, yield and tenor, otherwise known as “flex”, to successfully syndicate the loan, in the event the terms initially marketed are insufficiently attractive to investors. Furthermore, banks are generally reluctant to underwrite middle market loans because the arrangement fees they may earn on the placement of the debt generally are not sufficient to meet the banks’ return hurdles. Loans provided by companies such as ours provide certainty to issuers in that we have a more stable capital base and have the ability to invest in illiquid assets, and we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market “flex” or other arrangements that banks may require when acting on an agency basis. In addition, our Adviser has teams focused on both liquid credit and private credit and these teams are able to collaborate with respect to syndicated loans.
Secular Trends Supporting Growth for Private Credit. We believe that periods of market volatility, such as the current period of market volatility caused, in part, by elevated inflation and interest rates, and current geopolitical conditions, have accentuated the advantages of private credit. The availability of capital in the liquid credit market is highly sensitive to market conditions whereas we believe private lending has proven to be a stable and reliable source of capital through periods of volatility. We believe the opportunity set for private credit will continue to expand even after the public markets reopen to normal levels. Financial sponsors and companies today are familiar with direct lending and have seen firsthand the strong value proposition that a private solution can offer. Scale, certainty of execution and flexibility all provide borrowers with a compelling alternative to the syndicated and high yield markets. Based on our experience, there is an emerging trend where higher quality credits that have traditionally been issuers in the syndicated and high yield markets are increasingly seeking private solutions independent of credit market conditions. In our view, this is supported by financial sponsors wanting to work with collaborative financing partners that have scale and breadth of capabilities. We believe the large amount of uninvested capital held by funds of private equity firms broadly, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $2.7 trillion as of December 31, 2023, will continue to drive deal activity. We expect that private equity sponsors will continue to pursue acquisitions and leverage their equity investments with secured loans provided by companies such as us.
Attractive Investment Dynamics. An imbalance between the supply of, and demand for, middle market debt capital creates attractive pricing dynamics. We believe the directly negotiated nature of middle market financings also generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender-protective change of control provisions. Additionally, we believe BDC managers’ expertise in credit selection and ability to manage through credit cycles has generally resulted in BDCs experiencing lower loss rates than U.S. commercial banks through credit cycles. Further, we believe that historical middle market default rates have been lower, and recovery rates have been higher, as compared to the larger market capitalization, broadly distributed market, leading to lower cumulative losses.
Conservative Capital Structures. Following the global credit crisis, which we define broadly as occurring between mid-2007 and mid- 2009, lenders have generally required borrowers to maintain more equity as a percentage of their total capitalization, specifically to protect lenders during economic downturns. With more conservative capital structures, U.S. middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, U.S. middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process and, when necessary, restructuring process.
Attractive Opportunities in Investments in Loans. We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities. We believe that opportunities in senior secured loans are significant because of the floating rate structure of most senior secured debt issuances and because of the strong defensive characteristics of these types of investments. We believe that debt issues with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer’s security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are secured by the issuer’s assets, which may provide protection in the event of a default.

Potential Competitive Strengths
We believe that the Adviser’s disciplined approach to origination, fundamental credit analysis, portfolio construction and risk management should allow us to achieve attractive risk-adjusted returns while preserving our capital. We believe that we represent an attractive investment opportunity for the following reasons:
Experienced Team with Expertise Across all Levels of the Corporate Capital Structure. The members of the Diversified Lending Investment Committee have an average of over 25 years of experience in private lending and investing at all levels of a company’s capital structure, particularly in high yield securities, leveraged loans, high yield credit derivatives and distressed securities, as well as experience in operations, corporate finance, mergers and acquisitions, and workout restructuring. The members of the Diversified Lending Investment Committee have diverse backgrounds with investing experience through multiple business and credit cycles. Moreover, certain members of the Diversified Lending Investment Committee and other executives and employees of the Adviser and its affiliates have operating and/or investing experience on behalf of business development companies. We believe this experience provides the Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of middle market companies and will afford it numerous tools to manage risk while preserving the opportunity for attractive risk-adjusted returns on our investments and offering a diverse product set to help meet borrowers’ needs
Distinctive Origination Platform. To date, a substantial majority of our investments have been sourced directly. We believe that our origination platform provides us the ability to originate investments without the assistance of investment banks or other traditional Wall Street intermediaries.
The Investment Team includes more than 115 investment professionals and is responsible for originating, underwriting, executing and managing the assets of our direct lending transactions and for sourcing and executing opportunities directly. The Investment Team has significant experience as transaction originators and building and maintaining strong relationships with private equity sponsors and companies. In addition, we believe that as a result of the formation of Blue Owl, the investment team has enhanced sourcing capabilities because of their ability to utilize Blue Owl’s resources and its relationships with the financial sponsor community and service providers, which we believe may broaden our deal funnel and result in an increased pipeline of deal opportunities.
The Investment Team also maintains direct contact with banks, corporate advisory firms, industry consultants, attorneys, investment banks, “club” investors and other potential sources of lending opportunities. We believe the Adviser’s ability to source through multiple channels allows us to generate investment opportunities that have more attractive risk-adjusted return characteristics than by relying solely on origination flow from investment banks or other intermediaries and to be more selective investors.
Since its inception in April 2016 through December 31, 2023, the Adviser and its affiliates have reviewed over 9,000 opportunities and sourced potential investment opportunities from more than 700 private equity sponsors and venture capital firms. We believe that the Adviser receives “early looks” and “last looks” based on its and Blue Owl’s relationships, allowing it to be highly selective in the transactions it pursues.
Potential Long-Term Investment Horizon. We believe our potential long-term investment horizon gives us flexibility, allowing us to maximize returns on our investments. We invest using a long-term focus, which we believe provides us with the opportunity to increase total returns on invested capital, as compared to other private company investment vehicles or investment vehicles with daily liquidity requirements (e.g., open-ended mutual funds and ETFs).
Defensive, Income-Orientated Investment Philosophy. The Adviser employs a defensive investment approach focused on long- term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to minimize potential losses and achieve attractive risk adjusted returns.
Active Portfolio Monitoring. The Adviser closely monitors the investments in our portfolio and takes a proactive approach to identifying and addressing sector-or company-specific risks. The Adviser receives and reviews detailed financial information from portfolio companies no less than quarterly and seeks to maintain regular dialogue with portfolio company management teams regarding current and forecasted performance. Although we may invest in “covenant-lite” loans, which generally do not have a complete set of financial maintenance covenants, we anticipate that many of our investments will have financial covenants that we believe will provide an early warning of potential problems facing our borrowers, allowing lenders, including us, to identify and carefully manage risk. Further, we anticipate that many of our equity investments will provide us the opportunity to nominate a member or observer to the board of directors of the portfolio company or otherwise include provisions protecting our rights as a minority-interest holder, which we believe will allow us to closely monitor the performance of these portfolio companies. In addition, the Adviser has built out its portfolio management team to include workout experts who closely monitor our portfolio companies and who, on at least a quarterly basis, assess each portfolio company’s operational and liquidity exposure and outlook to understand and mitigate risks; and, on at least a monthly basis, evaluates existing and newly identified situations where operating results are deviating from expectations. As part of its monitoring process, the Adviser focuses on projected liquidity needs and where warranted, re-underwriting credits and evaluating downside and liquidation scenarios.
Investment Selection
The Adviser has identified the following investment criteria and guidelines that it believes are important in evaluating prospective portfolio companies. However, not all of these criteria and guidelines will be met, or will be equally important, in connection with each of our investments.
Established Companies with Positive Cash Flow. We seek to invest in companies with sound historical financial performance and a history of profitability which we believe tend to be well-positioned to maintain consistent cash flow to service and repay their obligations and maintain growth in their businesses or market share in all market conditions, including in the event of a recession. The Adviser typically focuses on upper middle-market companies with a history of profitability on an operating cash flow basis, a high percentage of recurring revenue and with limited cyclicality in their end markets. The Adviser does not intend to invest in start-up companies that have not achieved sustainable profitability and cash flow generation or companies with speculative business plans.
Strong Competitive Position in Industry. The Adviser analyzes the strengths and weaknesses of target companies relative to their competitors. The factors the Adviser considers include relative product pricing, product quality, customer loyalty, substitution risk, switching costs, patent protection, brand positioning and capitalization. We seek to invest in companies that have developed leading positions within their respective markets, are well positioned to capitalize on growth opportunities and operate businesses, exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments or are in industries with significant barriers to entry. We seek companies that demonstrate advantages in scale, scope, customer loyalty, product pricing or product quality versus their competitors that, when compared to their competitors, may help to protect their market position and profitability.
Experienced Management Team. We seek to invest in companies that have experienced management teams. We also seek to invest in companies that have proper incentives in place, including management teams having significant equity interests to motivate management to act in concert with our interests as an investor.
Diversified Customer and Supplier Base. We generally seek to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation, changing business preferences and other factors that may negatively impact their customers, suppliers and competitors.
Exit Strategy. While certain debt investments may be repaid through operating cash flows of the borrower, we expect that the primary means by which we exit our debt investments will be through methods such as strategic acquisitions by other industry participants, an initial public offering of common stock, a recapitalization, a refinancing or another transaction in the capital markets. Prior to making an equity investment in a prospective portfolio company, we analyze the potential for that company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our equity interest. Liquidity events may include an initial public offering, a private sale of our equity interest to a third party, a merger or an acquisition of the company or a purchase of our equity position by the company or one of its stockholders.
In addition, in connection with our investing activities, we may make commitments with respect to an investment in a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may sell a portion of such amount, such that we are left with a smaller investment than what was reflected in our original commitment.
Financial Sponsorship. We seek to participate in transactions sponsored by what we believe to be high-quality private equity and venture capital firms. We believe that a financial sponsor’s willingness to invest significant sums of equity capital into a company is an explicit endorsement of the quality of their investment. Further, financial sponsors of portfolio companies with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational issues arise.
Investments in Different Portfolio Companies and Industries. We seek to invest broadly among portfolio companies and industries, thereby potentially reducing the risk of any one company or industry having a disproportionate impact on the value of our portfolio; however, there can be no assurances in this regard. We seek to structure larger transactions and invest in recession-resistant industries that we are familiar with. We seek to invest not more than 20% of our portfolio in any single industry classification and target portfolio companies that comprise 1-2% of our portfolio (with no individual portfolio company generally expected to comprise greater than 5% of our portfolio).
Investment Process Overview
Origination and Sourcing. The Investment Team has an extensive network from which to source deal flow and referrals. Specifically, the Adviser sources portfolio investments from a variety of different investment sources, including among others, private equity sponsors, management teams, financial intermediaries and advisers, investment bankers, family offices, accounting firms and law firms. The Adviser focuses on sponsor-led leveraged buyouts, refinancings, recapitalizations and acquisitions and sponsors who value the ability to provide sizeable commitments; flexible and creative solutions; and certainty, speed and transparency. To a lesser extent, the Adviser may invest in broadly syndicated loans. The Adviser believes that its experience across different industries and transaction types makes the Adviser particularly qualified to source, analyze and execute investment opportunities with a focus on downside protection and a return of principal.
Due Diligence Process. The process through which an investment decision is made involves extensive research into the company, its industry, its growth prospects and its ability to withstand adverse conditions. If one or more members of the Investment Team responsible for the transaction determines that an investment opportunity should be pursued, the Adviser will engage in an intensive due diligence process focused on fundamental credit analysis and downside protection. Though each transaction may involve a somewhat different approach, the Adviser’s diligence of each opportunity could include:
•understanding the purpose of the loan, the key personnel, the sources and uses of the proceeds;
•meeting the company’s management and key personnel, including top level executives, to get an insider’s view of the business, and to probe for potential weaknesses in business prospects;
•checking management’s backgrounds and references;
•performing a detailed review of historical financial performance, including performance through various economic cycles, and the quality of earnings;
•contacting customers and vendors to assess both business prospects and standard practices;
•conducting a competitive analysis, and comparing the company to its main competitors on an operating, financial, market share and valuation basis;

•researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives;
•assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth;
•leveraging the Adviser’s internal resources and network with institutional knowledge of the company’s business;
•assessing business valuation and corresponding recovery analysis;
•developing downside financial projections and liquidation analysis;
•reviewing environmental, social and governance (“ESG”) considerations including consulting the Sustainability Accounting Standards Board’s Engagement Guide for ESG considerations; and
•investigating legal and regulatory risks and financial and accounting systems and practices.
Selective Investment Process. After an investment has been identified and preliminary diligence has been completed, a Diversified Lending Investment Committee memorandum is prepared. This report is reviewed by the members of the Investment Team in charge of the potential investment and generally includes information on downside protection, asset coverage and collateral. If these members of the Investment Team are in favor of the potential investment, then a more extensive due diligence process, which may include significant analysis and focus on strategy and potential to recover par in default scenarios, is employed. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys, independent accountants, and other third-party consultants and research firms prior to the closing of the investment, as appropriate on a case-by-case basis.
Structuring and Execution. Approval of an investment requires the approval of a majority of the Diversified Lending Investment Committee. Once the Diversified Lending Investment Committee has determined that a prospective portfolio company is suitable for investment, the Adviser works with the management team of that company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure and terms of the investment. With respect to an investment in broadly syndicated loans, a majority of the Diversified Lending Investment Committee may approve parameters or guidelines pursuant to which the investment may be made.
Inclusion of Covenants. Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, to a lesser extent, we may invest in “covenant-lite” loans. We use the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Portfolio Monitoring. The Adviser monitors our portfolio companies on an ongoing basis. The Adviser monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action with respect to our investment in each portfolio company. The Adviser has a number of methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:
•assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;
•comparisons to other companies in the portfolio company’s industry;
•attendance at, and participation in, board meetings; and
•review of periodic financial statements and financial projections for portfolio companies.
An investment will be placed on the Adviser’s credit watch list when select events occur and will only be removed from the watch list with oversight of the Diversified Lending Investment Committee and/or other Blue Owl agent. Once an investment is on the credit watch list, the Adviser works with the borrower prior to payment default to resolve financial stress through amendments, waivers or other alternatives. If a borrower defaults on its payment obligations, the Adviser’s focus shifts to capital recovery. If an investment needs to be restructured, the Adviser’s workout team partners with the investment team and all material amendments, waivers and restructurings require the approval of a majority of the Diversified Lending Investment Committee.
Structure of Investments
Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.
We expect that generally our portfolio composition will be majority debt or income producing securities, which may include “covenant-lite” loans, with a lesser allocation to equity or equity-linked opportunities. In addition, we may invest a portion of our portfolio in opportunistic investments, which will not be our primary focus, but will be intended to enhance returns to our shareholders and from time to time, we may evaluate and enter into strategic portfolio transactions which may result in additional portfolio companies which we are considered to control. These investments may include high-yield bonds and broadly-syndicated loans, which are typically originated and structured by banks on behalf of large corporate borrowers with employee counts, revenues, EBITDAs and enterprise values larger than the middle market characteristics described herein, and equity investments in portfolio companies that make senior secured loans or invest in broadly syndicated loans or structured products, such as life settlements and royalty interests. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates.
Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, to a lesser extent, we may invest in “covenant-lite” loans. See “Investment Process Overview – Inclusion of Covenants.”
Debt Investments. The terms of our debt investments are tailored to the facts and circumstances of each transaction. The Adviser negotiates the structure of each investment to protect our rights and manage our risk. We generally invest in the following types of debt:
•First-lien debt. First-lien debt typically is senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a first priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand alone first-lien loans, “unitranche” loans (including “last out” portions of such loans), and secured corporate bonds with similar features to these categories of first-lien loans. As of March 31, 2024, 40.6% of our first lien debt was comprised of unitranche loans.
•Stand-alone first lien loans. Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.
•Unitranche loans. Unitranche loans (including the “last out” portions of such loans) combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we may provide the issuer most, if not all, of the capital structure above their equity. The primary advantages to the issuer are the ability to negotiate the entire debt financing with one lender and the elimination of intercreditor issues. “Last out” first-lien loans have a secondary priority behind super-senior “first out” first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a “last out” first-lien loan are typically set forth in an “agreement among lenders,” which provides lenders with “first out” and “last out” payment streams based on a single lien on the collateral. Since the “first out” lenders generally have priority over the “last out” lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the “last out” lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the “first out” lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the “last out” lenders than the intercreditor agreements to which second-lien lenders often are subject. Among the types of first-lien debt in which we may invest, “last out” first-lien loans generally have higher effective interest rates than other types of first-lien loans, since “last out” first-lien loans rank below standalone first-lien loans.
•Second-lien debt. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to unsecured liabilities in the issuer’s capital structure and has the benefit of a security interest over assets of the issuer, though ranking junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an intercreditor agreement provides the first-lien lenders with priority over the second-lien lenders’ liens on the collateral.
•Mezzanine debt. Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt, is often unsecured, and may not have the benefit of financial covenants common in first-lien and second-lien debt. However, mezzanine debt ranks senior to common and preferred equity in an issuer’s capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments, which could be paid-in-kind, and may provide lenders an opportunity to participate in the capital appreciation, if any, of an issuer through an equity interest. This equity interest typically takes the form of an equity co-investment or warrants. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than first-lien and second-lien debt.
•Broadly syndicated loans. Broadly syndicated loans (whose features are similar to those described under “First-lien debt” and “Second-lien debt” above) are typically originated and structured by banks on behalf of large corporate borrowers with employee counts, revenues, EBITDAs, and enterprise values larger than the middle-market characteristics described above. The proceeds of broadly syndicated loans are often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. Broadly syndicated loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs; senior secured loan and high yield bond mutual funds; closed-end funds, hedge funds, banks, and insurance companies; and finance companies. A borrower must comply with various covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the broadly syndicated loan. The broadly syndicated loans in which we invest may include loans that are considered “covenant-lite” loans, because of their lack of a full set of financial maintenance covenants.
Our debt investments are typically structured with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. The Adviser seeks to limit the downside potential of our investments by:
•requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;
•negotiating covenants in connection with our investments consistent with preservation of our capital. Such restrictions may include affirmative covenants (including reporting requirements), negative covenants (including financial maintenance covenants), lien protection, limitations on debt incurrence, restrictions on asset sales, downside and liquidation cases, restrictions on dividends and other payments, cash flow sweeps, collateral protection, required debt amortization, change of control provisions and board rights, including either observation rights or rights to a seat on the board under some circumstances; and
•including debt amortization requirements, where appropriate, to require the timely repayment of principal of the loan, as well as appropriate maturity dates.
Within our portfolio, the Adviser aims to maintain the appropriate proportion among the various types of first-lien loans, as well as second-lien debt and mezzanine debt, to allow us to achieve our target returns while maintaining our targeted amount of credit risk.
Equity Investments. Our investment in a portfolio company could be or may include an equity interest, such as common stock or preferred stock, or equity linked interest, such as a warrant or profit participation right. We may make direct and indirect equity investments with or without a concurrent investment in a more senior part of the capital structure of the issuer. Our equity investments are typically not control-oriented investments and we may structure such equity investments to include provisions protecting our rights as a minority-interest holder.
Specialty Financing Portfolio Companies. We may make equity investments in portfolio companies that make senior secured loans or invest in broadly syndicated loans or structured products, such as life settlements and royalty interests. Our specialty financing companies include the following:
•Amergin, which consists of AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC and AAM Series 2.1 Aviation Feeder, LLC (collectively, “Amergin AssetCo”) and Amergin Asset Management LLC, which has entered into a Servicing Agreement with Amergin AssetCo. Amergin was created to invest in a leasing platform focused on railcar, aviation and other long-lived transportation assets. Amergin acquires existing on-lease portfolios of new and end-of-life railcars and related equipment and selectively purchases off-lease assets and is building a commercial aircraft portfolio through aircraft financing and engine acquisition on a sale and lease back basis.
•Fifth Season Investment LLC (“Fifth Season”), a portfolio company created to invest in life insurance based assets, including secondary and tertiary life settlement and other life insurance exposures using detailed analytics, internal life expectancy review and sophisticated portfolio management techniques.
•LSI Financing 1 DAC (“LSI Financing”), a portfolio company formed to acquire contractual rights to revenue pursuant to earnout agreements in the life sciences space.
Investments
Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. Our investment strategy focuses primarily on originating and making loans to, and making debt and equity investments in, U.S. middle-market companies and is intended to generate favorable returns across credit cycles with an emphasis on preserving capital. We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities, including common and preferred stock, securities convertible into common stock, and warrants. We define “middle-market companies” to generally mean companies with earnings before interest expense, income tax expense, depreciation and amortization, or “EBITDA,” between $10 million and $250 million annually and/or annual revenue of $50 million to $2.5 billion at the time of investment. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. Consistent with our goal of capital preservation, we generally intend to invest in companies with loan-to-value ratios of 50% or lower. Our target credit investments will typically have maturities between three and ten years. We seek to invest not more than 20% of our portfolio in any single industry classification and target portfolio companies that comprise 1-2% of our portfolio (with no individual portfolio company generally expected to comprise greater than 5% of our portfolio). To a lesser extent, we may make investments in syndicated loan opportunities for cash management purposes.
While our investment strategy focuses primarily on middle-market companies in the United States, including senior secured loans, we also may invest up to 30% of our portfolio in investments of non-qualifying portfolio

companies.Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act, as well as in debt and equity of companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act.
Managerial Assistance
BDCs generally must offer to make significant managerial assistance available to the issuer of its investments, except in circumstances where either the BDC controls such issuer or (ii) the BDC purchases such investments in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Competition
Our primary competitors in providing financing to middle-market companies include public and private funds, other BDCs, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. Many of these competitors have similar investment objectives to us, which may create competitive disadvantages for us with respect to our investment opportunities, which may create additional competition for investment opportunities. Some competitors may have a lower cost of capital and access to funding sources that are not available to us, which may create competitive disadvantages for us with respect to our investment opportunities. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Further, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC, or to the distribution and other requirements we must satisfy to maintain our RIC tax treatment. Lastly, institutional and individual investors are allocating increasing amounts of capital to alternative investment strategies. Several large institutional investors have announced a desire to consolidate their investments in a more limited number of managers.
Administration
We do not have any direct employees, and our day-to-day investment operations will be managed by the Adviser. We have a chief executive officer, chief financial officer, chief compliance officer, and corporate secretary and, to the extent necessary, our Board may elect to appoint additional officers going forward. All of our executive officers are also officers of the Adviser. See “Management and Other Agreements.”
Properties
We do not own or lease any real estate or other physical properties material to our operation. Our headquarters are located at 399 Park Avenue, New York, NY 10022, and are provided by the Adviser pursuant to the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as we contemplate continuing to conduct it.
Legal Proceedings
We and the Adviser are not currently subject to any material pending legal proceedings threatened against us. From time to time, we may be a party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies.
Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our business, financial condition, results of operations or cash flows.

PORTFOLIO COMPANIES
The following table sets forth certain information regarding each of the portfolio companies in which we had a debt or equity investment as of March 31, 2024 We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments.

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC 1100 Highland Drive, Boca Raton Florida 33487 (11)	Asset based lending and fund finance	First lien senior secured loan		12.00% PIK	07/2030	—%	39,720	$39,720	$39,720	0.4
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC 1100 Highland Drive, Boca Raton Florida 33487 (12)	Asset based lending and fund finance	LLC Interest		N/A	N/A	40.00%	26,943	26,946	26,943	0.3
AAM Series 2.1 Aviation Feeder, LLC 1100 Highland Drive, Boca Raton Florida 33487	Asset based lending and fund finance	LLC Interest		N/A	N/A	40.00%	31,086	31,125	31,125	0.3
AAM Series 2.1 Aviation Feeder, LLC 1100 Highland Drive, Boca Raton Florida 33487 (11)	Asset based lending and fund finance	First lien senior secured loan		12.00% PIK	11/2030	—%	46,515	46,515	46,515	0.5
ABB/Con-cise Optical Group LLC 12301 NW 39th Street, Coral Springs, FL, 33065 (3)	Distribution	First lien senior secured loan	SR +	7.50%	02/2028	—%	33,306	32,945	32,473	0.3
Accelerate Topco Holdings, LLC 2650 McCormick Drive, Clearwater, FL, 33759	Insurance	Common Units		N/A	N/A	12.94%	91,805	2,535	3,116	—
Access CIG, LLC 500 Unicorn Park Drive, Woburn, MA, 01801 (2)	Business services	First lien senior secured loan	SR +	5.00%	08/2028	—%	79,600	77,804	79,584	0.8
ACR Group Borrower, LLC 3200 Wilcrest Drive, Houston, FL, 33312 (3)	Manufacturing	First lien senior secured loan	SR +	4.25%	03/2028	—%	4,012	3,975	3,961	—
ACR Group Borrower, LLC 3200 Wilcrest Drive, Houston, FL, 33312 (3)	Manufacturing	First lien senior secured loan	SR +	5.75%	03/2028	—%	862	852	862	—
ACR Group Borrower, LLC 3200 Wilcrest Drive, Houston, FL, 33312 (3)(12)	Manufacturing	First lien senior secured revolving loan	SR +	4.25%	03/2026	—%	450	445	439	—
Acrisure, LLC 100 Ottawa Avenue Southwest, Grand Rapids, MI, 49503 (2)	Insurance	First lien senior secured loan	SR +	3.50%	02/2027	—%	11,600	11,225	11,575	0.1
Acrisure, LLC 100 Ottawa Avenue Southwest, Grand Rapids, MI, 49503 (2)	Insurance	First lien senior secured loan	SR +	4.25%	02/2027	—%	1,970	1,927	1,972	—
Acrisure, LLC 100 Ottawa Avenue Southwest, Grand Rapids, MI, 49503 (2)	Insurance	First lien senior secured loan	SR +	3.75%	02/2027	—%	4,954	4,883	4,950	—
Acrisure, LLC 100 Ottawa Avenue Southwest, Grand Rapids, MI, 49503 (2)	Insurance	First lien senior secured loan	SR +	4.50%	12/2030	—%	58,978	58,456	59,126	0.6
Activate Holdings (US) Corp. (dba Absolute Software) 1400-1055 Dunsmuir Street, Vancouver, , (3)	Internet software and services	First lien senior secured loan	SR +	6.25%	07/2030	—%	4,625	4,506	4,555	—
Activate Holdings (US) Corp. (dba Absolute Software) 1400-1055 Dunsmuir Street, Vancouver, , (3)(12)	Internet software and services	First lien senior secured revolving loan	SR +	6.25%	07/2029	—%	—	(9)	(5)	—

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Acuris Finance US, Inc. (ION Analytics) 1345 6th Ave 49th floor, New York, NY, 10105 (3)	Financial services	First lien senior secured loan	SR +	4.00%	02/2028	—%	10,500	10,444	10,477	0.1
Aegion Corp. 580 Goddard Avenue, Saint Louis, MO, 63005 (2)	Infrastructure and environmental services	First lien senior secured loan	SR +	4.25%	02/2028	—%	54,529	54,529	54,709	0.5
Alera Group, Inc. 3 Parkway North, Deerfield, IL, 60015 (2)	Insurance	First lien senior secured loan	SR +	5.25%	10/2028	—%	148,096	145,847	148,096	1.4
Alera Group, Inc. 3 Parkway North, Deerfield, IL, 60015 (2)(12)	Insurance	First lien senior secured delayed draw term loan	SR +	5.75%	11/2025	—%	2,293	2,070	2,293	—
Allied Benefit Systems Intermediate LLC P.O. Box 211651, Eagan, MN, 55121 (2)	Healthcare providers and services	First lien senior secured loan	SR +	5.25%	10/2030	—%	17,753	17,498	17,575	0.2
Allied Benefit Systems Intermediate LLC P.O. Box 211651, Eagan, MN, 55121 (2)(12)	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	5.25%	10/2025	—%	—	(23)	(8)	—
Amergin Asset Management, LLC 1100 Highland Drive, Boca Raton Florida 33487	Asset based lending and fund finance	Class A Units		N/A	N/A	5.00%	50,000,000	—	1	—
AmeriLife Holdings LLC 2650 McCormick Drive, Clearwater, FL, 33759 (3)	Insurance	First lien senior secured loan	SR +	5.75%	08/2029	—%	128,555	126,420	128,233	1.3
AmeriLife Holdings LLC 2650 McCormick Drive, Clearwater, FL, 33759 (3)(12)	Insurance	First lien senior secured revolving loan	SR +	5.75%	08/2028	—%	—	(239)	(41)	—
AmeriLife Holdings LLC 2650 McCormick Drive, Clearwater, FL, 33759 (3)(12)	Insurance	First lien senior secured delayed draw term loan	SR +	5.75%	10/2025	—%	2,658	2,383	2,651	—
AmeriLife Holdings LLC 2650 McCormick Drive, Clearwater, FL, 33759 (4)	Insurance	First lien senior secured delayed draw term loan	SR +	5.75%	08/2029	—%	32,234	31,714	32,153	0.3
Anaplan, Inc. 50 Hawthorne Street, San Francisco, CA, 94105 (3)	Internet software and services	First lien senior secured loan	SR +	6.50%	06/2029	—%	224,639	222,848	224,639	2.2
Anaplan, Inc. 50 Hawthorne Street, San Francisco, CA, 94105 (3)(12)	Internet software and services	First lien senior secured revolving loan	SR +	6.50%	06/2028	—%	—	(116)	—	—
Apex Group Treasury, LLC Vallis Building, 58 Par-la-Ville Road; Hamilton; HM 11; Bermuda 4th Floor (10)	Professional services	Second lien senior secured loan	P +	5.75%	07/2029	—%	11,618	11,467	11,560	0.1
Apex Group Treasury, LLC Vallis Building, 58 Par-la-Ville Road; Hamilton; HM 11; Bermuda 4th Floor (3)	Professional services	First lien senior secured loan	SR +	5.00%	07/2028	—%	124,184	121,132	124,184	1.2
Apex Service Partners, LLC 201 East Kennedy Boulevard, Tampa, FL, 33602 (3)	Professional services	First lien senior secured loan	SR +	7.00% (2.00% PIK)	10/2030	—%	97,184	94,875	94,998	0.9
Apex Service Partners, LLC 201 East Kennedy Boulevard, Tampa, FL, 33602 (3)(12)	Professional services	First lien senior secured delayed draw term loan	SR +	7.00% (2.00% PIK)	10/2025	—%	12,678	12,255	12,289	0.1
Apex Service Partners, LLC 201 East Kennedy Boulevard, Tampa, FL, 33602 (3)(12)	Professional services	First lien senior secured revolving loan	SR +	6.50%	10/2029	—%	2,924	2,746	2,751	—
Appfire Technologies, LLC 1500 District Avenue, Burlington, MA, 01803 (10)(12)	Internet software and services	First lien senior secured revolving loan	P +	4.50%	03/2027	—%	373	358	369	—
Appfire Technologies, LLC 1500 District Avenue, Burlington, MA, 01803 (3)	Internet software and services	First lien senior secured loan	SR +	5.50%	03/2027	—%	8,203	8,155	8,182	0.1

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Appfire Technologies, LLC 1500 District Avenue, Burlington, MA, 01803 (3)(12)	Internet software and services	First lien senior secured delayed draw term loan	SR +	5.50%	06/2024	—%	—	(87)	—	—
Aptean Acquiror, Inc. (dba Aptean) 4325 Alexander Drive, Alpharetta, GA, 30022 (3)	Internet software and services	First lien senior secured loan	SR +	5.25%	01/2031	—%	78,527	77,755	77,742	0.8
Aptean Acquiror, Inc. (dba Aptean) 4325 Alexander Drive, Alpharetta, GA, 30022 (3)(12)	Internet software and services	First lien senior secured revolving loan	SR +	5.25%	01/2031	—%	—	(71)	(73)	—
Aptean Acquiror, Inc. (dba Aptean) 4325 Alexander Drive, Alpharetta, GA, 30022 (3)(12)	Internet software and services	First lien senior secured delayed draw term loan	SR +	5.25%	01/2026	—%	691	618	616	—
Aptive Environmental, LLC 5132 North 300 West, Provo, UT, 84604 (11)	Household products	First lien senior secured loan		12.00% (6.00% PIK)	01/2026	—%	9,228	8,348	9,482	0.1
AQ Carver Buyer, Inc. (dba CoAdvantage) 101 Riverfront Boulevard, Bradenton, FL, 34205 (3)	Human resource support services	First lien senior secured loan	SR +	5.50%	08/2029	—%	22,388	21,958	22,410	0.2
Aramsco, Inc. 1480 Grandview Avenue, Paulsboro, NJ, 08066 (3)	Distribution	First lien senior secured loan	SR +	4.75%	10/2030	—%	44,703	43,809	44,779	0.4
Aramsco, Inc. 1480 Grandview Avenue, Paulsboro, NJ, 08066 (3)(12)	Distribution	First lien senior secured delayed draw term loan	SR +	4.75%	10/2025	—%	—	—	—	—
Arctic Holdco, LLC (dba Novvia Group) 1311 S 39th St, St. Louis, MO 63110, St. Louis, MO, 63110 (3)	Containers and packaging	First lien senior secured loan	SR +	6.00%	12/2026	—%	13,495	13,250	13,292	0.1
Arctic Holdco, LLC (dba Novvia Group) 1311 S 39th St, St. Louis, MO 63110, St. Louis, MO, 63110 (3)(12)	Containers and packaging	First lien senior secured delayed draw term loan	SR +	6.00%	12/2024	—%	—	(173)	(145)	—
Armstrong Bidco Limited (dba The Access Group) Armstrong Building, Oakwood Drive Loughborough University Science & Enterprise Park, Loughborough LE11 3QF, United Kingdom, Loughborough, , (9)	Internet software and services	First lien senior secured GBP term loan	SA +	5.25%	06/2029	—%	£26,570	32,031	33,313	0.3
Armstrong Bidco Limited (dba The Access Group) Armstrong Building, Oakwood Drive Loughborough University Science & Enterprise Park, Loughborough LE11 3QF, United Kingdom, Loughborough, , (9)	Internet software and services	First lien senior secured GBP delayed draw term loan	SA +	5.25%	06/2029	—%	£13,863	16,714	17,381	0.2
Aruba Investments Holdings LLC (dba Angus Chemical Company) 1500 East Lake Cook Road, Buffalo Grove, IL, 60089 (2)	Chemicals	First lien senior secured loan	SR +	4.00%	11/2027	—%	19,212	18,950	19,141	0.2
Aruba Investments Holdings LLC (dba Angus Chemical Company) 1500 East Lake Cook Road, Buffalo Grove, IL, 60089 (2)	Chemicals	Second lien senior secured loan	SR +	7.75%	11/2028	—%	40,137	40,127	39,736	0.4
Ascend Buyer, LLC (dba PPC Flexible Packaging) 1111 Busch Parkway, Buffalo Grove, IL, 60089 (2)(12)	Containers and packaging	First lien senior secured revolving loan	SR +	6.25%	09/2027	—%	1,702	1,672	1,689	—
Ascend Buyer, LLC (dba PPC Flexible Packaging) 1111 Busch Parkway, Buffalo Grove, IL, 60089 (3)	Containers and packaging	First lien senior secured loan	SR +	6.40%	10/2028	—%	49,076	48,725	48,952	0.5

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Ascend Buyer, LLC (dba PPC Flexible Packaging) 1111 Busch Parkway, Buffalo Grove, IL, 60089 (3)	Containers and packaging	First lien senior secured loan	SR +	6.40%	10/2028	—%	30,310	29,818	30,234	0.3
Ascend Buyer, LLC (dba PPC Flexible Packaging) 1111 Busch Parkway, Buffalo Grove, IL, 60089 (3)	Containers and packaging	First lien senior secured loan	SR +	6.75%	09/2028	—%	8,888	8,738	8,888	0.1
Ascensus Holdings, Inc. 200 Dryden Road, Dresher, PA, 19025 (2)	Financial services	First lien senior secured loan	SR +	3.50%	08/2028	—%	11,969	11,881	11,909	0.1
ASP Conair Holdings LP 1 Cummings Point Road, Stamford, CT, 06902	Consumer products	Class A Units		N/A	N/A	—%	9,286	929	918	—
Associations Finance, Inc. 5401 North Central Expressway\nSuite 300, Dallas, TX, 75025 (11)	Buildings and real estate	Preferred Stock		13.50% PIK	N/A	12.71%	250,000,000	293,751	297,261	2.9
Associations, Inc. 5401 North Central Expressway\nSuite 300, Dallas, TX, 75025 (3)	Buildings and real estate	First lien senior secured loan	SR +	6.50% (2.50% PIK)	07/2027	—%	130,870	129,878	130,870	1.3
Associations, Inc. 5401 North Central Expressway\nSuite 300, Dallas, TX, 75025 (3)(12)	Buildings and real estate	First lien senior secured revolving loan	SR +	6.50%	07/2027	—%	2,479	2,453	2,479	—
Associations, Inc. 5401 North Central Expressway\nSuite 300, Dallas, TX, 75025 (3)(12)	Buildings and real estate	First lien senior secured delayed draw term loan	SR +	6.50% (2.50% PIK)	06/2024	—%	61,268	60,878	61,268	0.6
AssuredPartners, Inc. 450 South Orange Avenue, Orlando, FL, 32801 (2)	Insurance	First lien senior secured loan	SR +	3.50%	02/2027	—%	34,270	34,230	34,292	0.4
AssuredPartners, Inc. 450 South Orange Avenue, Orlando, FL, 32801 (2)	Insurance	First lien senior secured loan	SR +	3.50%	02/2031	—%	9,000	8,956	9,008	0.1
Asurion, LLC 648 Grassmere Park, Nashville, TN, 37211 (2)	Insurance	Second lien senior secured loan	SR +	5.25%	01/2029	—%	174,017	168,651	155,015	1.5
Asurion, LLC 648 Grassmere Park, Nashville, TN, 37211 (2)	Insurance	Second lien senior secured loan	SR +	5.25%	01/2028	—%	53,900	50,171	48,375	0.5
Athenahealth Group Inc. 311 Arsenal Street, Watertown, MA, 02472 (2)	Healthcare technology	First lien senior secured loan	SR +	3.25%	02/2029	—%	29,262	28,923	28,946	0.3
Avalara, Inc. 255 South King Street, Seattle, WA, 98104 (3)	Internet software and services	First lien senior secured loan	SR +	7.25%	10/2028	—%	70,455	69,591	70,455	0.7
Avalara, Inc. 255 South King Street, Seattle, WA, 98104 (3)(12)	Internet software and services	First lien senior secured revolving loan	SR +	7.25%	10/2028	—%	—	(80)	—	—
AWP Group Holdings, Inc. 4244 Mount Pleasant Street Northwest, North Canton, OH, 44720 (3)	Infrastructure and environmental services	First lien senior secured loan	SR +	5.50%	12/2029	—%	34,832	34,296	34,484	0.3
AWP Group Holdings, Inc. 4244 Mount Pleasant Street Northwest, North Canton, OH, 44720 (3)(12)	Infrastructure and environmental services	First lien senior secured delayed draw term loan	SR +	5.50%	08/2025	—%	349	280	346	—
AWP Group Holdings, Inc. 4244 Mount Pleasant Street Northwest, North Canton, OH, 44720 (3)(12)	Infrastructure and environmental services	First lien senior secured revolving loan	SR +	5.50%	12/2029	—%	1,683	1,592	1,625	—

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.) 17200 Laguna Canyon Road, Irvine, CA, 92618 (2)	Internet software and services	First lien senior secured loan	SR +	6.50%	03/2031	—%	5,486	5,404	5,404	0.1
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.) 17200 Laguna Canyon Road, Irvine, CA, 92618 (2)(12)	Internet software and services	First lien senior secured delayed draw term loan	SR +	6.50%	03/2026	—%	—	(93)	(94)	—
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.) 17200 Laguna Canyon Road, Irvine, CA, 92618 (2)(12)	Internet software and services	First lien senior secured revolving loan	SR +	6.50%	03/2031	—%	—	(30)	(30)	—
Balrog Acquisition, Inc. (dba Bakemark) 7351 Crider Avenue, Pico Rivera, CA, 90660 (2)	Food and beverage	First lien senior secured loan	SR +	4.00%	09/2028	—%	13,685	13,587	13,656	0.1
Balrog Acquisition, Inc. (dba BakeMark) 7351 Crider Avenue, Pico Rivera, CA, 90660 (2)	Food and beverage	Second lien senior secured loan	SR +	7.00%	09/2029	—%	6,000	5,963	5,999	0.1
Bamboo US BidCo LLC 927 S Curry Pike, Bloomington, IN, 47403 (3)	Healthcare equipment and services	First lien senior secured loan	SR +	6.75% (3.38% PIK)	09/2030	—%	97,449	94,699	95,256	0.9
Bamboo US BidCo LLC 927 S Curry Pike, Bloomington, IN, 47403 (3)(12)	Healthcare equipment and services	First lien senior secured revolving loan	SR +	6.00%	10/2029	—%	—	(553)	(453)	—
Bamboo US BidCo LLC 927 S Curry Pike, Bloomington, IN, 47403 (3)(12)	Healthcare equipment and services	First lien senior secured delayed draw term loan	SR +	6.75% (3.38% PIK)	03/2025	—%	1,614	1,381	1,477	—
Bamboo US BidCo LLC 927 S Curry Pike, Bloomington, IN, 47403 (7)	Healthcare equipment and services	First lien senior secured EUR term loan	E +	6.75% (3.38% PIK)	09/2030	—%	€60,631	62,611	64,008	0.6
Barracuda Parent, LLC 3175 Winchester Blvd, Campbell, CA, 95008 (3)	Internet software and services	First lien senior secured loan	SR +	4.50%	08/2029	—%	27,304	26,629	27,121	0.3
Barracuda Parent, LLC 3175 Winchester Blvd, Campbell, CA, 95008 (3)	Internet software and services	Second lien senior secured loan	SR +	7.00%	08/2030	—%	93,250	90,830	86,023	0.8
Bayshore Intermediate #2, L.P. (dba Boomi) 1400 Liberty Ridge Drive, Chesterbrook, PA, 19087 (2)(12)	Internet software and services	First lien senior secured revolving loan	SR +	6.75%	10/2027	—%	212	192	201	—
Bayshore Intermediate #2, L.P. (dba Boomi) 1400 Liberty Ridge Drive, Chesterbrook, PA, 19087 (3)	Internet software and services	First lien senior secured loan	SR +	7.50% PIK	10/2028	—%	24,631	24,320	24,447	0.2
BCPE Empire Holdings, Inc. (dba Imperial-Dade) 255 US Hwy 1 And 9, Jersey City, NJ, 07306 (2)	Distribution	First lien senior secured loan	SR +	4.00%	01/2027	—%	62,217	62,199	62,242	0.6
BCPE Osprey Buyer, Inc. (dba PartsSource) 777 Lena Drive, Aurora, OH, 44202 (2)	Healthcare technology	First lien senior secured delayed draw term loan	SR +	5.75%	08/2028	—%	6,424	6,338	6,375	0.1
BCPE Osprey Buyer, Inc. (dba PartsSource) 777 Lena Drive, Aurora, OH, 44202 (2)(12)	Healthcare technology	First lien senior secured revolving loan	SR +	5.75%	08/2026	—%	2,483	2,447	2,448	—
BCPE Osprey Buyer, Inc. (dba PartsSource) 777 Lena Drive, Aurora, OH, 44202 (3)	Healthcare technology	First lien senior secured loan	SR +	5.75%	08/2028	—%	53,088	52,500	52,690	0.5
BCPE Osprey Buyer, Inc. (dba PartsSource) 777 Lena Drive, Aurora, OH, 44202 (3)(12)	Healthcare technology	First lien senior secured delayed draw term loan	SR +	5.75%	10/2025	—%	—	(240)	—	—

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
BCTO BSI Buyer, Inc. (dba Buildertrend) 11818 I Street, Omaha, NE, 68137 (3)	Internet software and services	First lien senior secured loan	SR +	7.50% PIK	12/2026	—%	1,143	1,137	1,143	—
BCTO BSI Buyer, Inc. (dba Buildertrend) 11818 I Street, Omaha, NE, 68137 (3)(12)	Internet software and services	First lien senior secured revolving loan	SR +	7.50%	12/2026	—%	—	(1)	—	—
BCTO WIW Holdings, Inc. (dba When I Work) 420 North 5th Street, Minneapolis, MN, 55401	Internet software and services	Class A Common Stock		N/A	N/A	1.77%	57,000	5,700	4,154	—
BEHP Co-Investor II, L.P. 11511 Reed Hartman Highway, Blue Ash, OH, 45241	Healthcare technology	LP Interest		N/A	N/A	—%	1,269,969	1,266	1,278	—
BELMONT BUYER, INC. (dba Valenz) 23048 North 15th Avenue, Phoenix, AZ, 85027 (4)	Healthcare providers and services	First lien senior secured loan	SR +	6.50%	06/2029	—%	55,879	54,867	55,599	0.5
BELMONT BUYER, INC. (dba Valenz) 23048 North 15th Avenue, Phoenix, AZ, 85027 (4)(12)	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	6.50%	12/2024	—%	5,280	5,121	5,253	0.1
BELMONT BUYER, INC. (dba Valenz) 23048 North 15th Avenue, Phoenix, AZ, 85027 (4)(12)	Healthcare providers and services	First lien senior secured revolving loan	SR +	6.50%	06/2029	—%	—	(116)	(33)	—
Berlin Packaging L.L.C. 525 West Monroe Street, Chicago, IL, 60661 (2)	Containers and packaging	First lien senior secured loan	SR +	3.75%	03/2028	—%	31,653	31,208	31,672	0.3
Blackhawk Network Holdings, Inc. 6220 Stoneridge Mall Road, Pleasanton, CA, 94588 (2)	Financial services	First lien senior secured loan	SR +	5.00%	03/2029	—%	75,000	73,500	75,045	0.7
Blast Bidco Inc. (dba Bazooka Candy Brands) 200 Vesey Street, 25th Floor, New York, NY, 10281 (3)	Food and beverage	First lien senior secured loan	SR +	6.00%	10/2030	—%	35,821	34,968	35,194	0.3
Blast Bidco Inc. (dba Bazooka Candy Brands) 200 Vesey Street, 25th Floor, New York, NY, 10281 (3)(12)	Food and beverage	First lien senior secured revolving loan	SR +	6.00%	10/2029	—%	—	(96)	(73)	—
Bleriot US Bidco, Inc. 4009 Marathon Boulevard, Austin, TX, 78756 (3)	Aerospace and defense	First lien senior secured loan	SR +	4.00%	10/2028	—%	11,831	11,775	11,868	0.1
Boost Newco Borrower, LLC (dba WorldPay) The Walbrook Building, London, , (3)	Financial services	First lien senior secured loan	SR +	3.00%	01/2031	—%	25,000	24,882	25,068	0.2
Boxer Parent Company Inc. (f/k/a BMC) 2103 CityWest Boulevard, Houston, TX, 77042 (2)	Business services	First lien senior secured loan	SR +	4.25%	12/2028	—%	49,875	49,376	50,154	0.5
Bracket Intermediate Holding Corp. 785 Arbor Way, Blue Bell, PA, 19422 (3)	Healthcare technology	First lien senior secured loan	SR +	5.00%	05/2028	—%	49,625	48,354	49,699	0.5
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC) 5496 Lindbergh Lane, Bell, CA, 90201 (3)	Distribution	First lien senior secured loan	SR +	6.00%	10/2029	—%	163,693	162,144	162,874	1.6
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC) 5496 Lindbergh Lane, Bell, CA, 90201 (3)(12)	Distribution	First lien senior secured delayed draw term loan	SR +	6.00%	10/2025	—%	4,420	4,294	4,398	—
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC) 5496 Lindbergh Lane, Bell, CA, 90201 (3)(12)	Distribution	First lien senior secured revolving loan	SR +	6.00%	10/2029	—%	—	(129)	(70)	—
BridgeBio Pharma, Inc. 3160 Porter Drive, Palo Alto, CA, 94304 (3)	Pharmaceuticals	First lien senior secured loan	SR +	6.75%	01/2029	—%	135,000	134,804	133,650	1.3

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units		Amortized Cost	Fair Value	Percentage of Net Assets
BrightView Landscapes, LLC 980 Jolly Road, Blue Bell, PA, 19422 (3)	Business services	First lien senior secured loan	SR +	3.00%	04/2029	—%	5,781		5,613	5,781	0.1
Brightway Holdings, LLC 3733 University Boulevard West, Jacksonville, FL, 32217 (3)	Insurance	First lien senior secured loan	SR +	6.50%	12/2027	—%	2,100		2,079	2,069	—
Brightway Holdings, LLC 3733 University Boulevard West, Jacksonville, FL, 32217 (3)(12)	Insurance	First lien senior secured revolving loan	SR +	6.50%	12/2027	—%	316		300	284	—
Brightway Holdings, LLC 3733 University Boulevard West, Jacksonville, FL, 32217 (4)	Insurance	First lien senior secured loan	SR +	6.50%	12/2027	—%	17,537		17,387	17,274	0.2
Broadcast Music, Inc. 7 World Trade Center, New York, NY, 10007 (3)	Advertising and media	First lien senior secured loan	SR +	5.75%	02/2030	—%	34,490		33,643	33,628	0.3
Broadcast Music, Inc. 7 World Trade Center, New York, NY, 10007 (3)(12)	Advertising and media	First lien senior secured revolving loan	SR +	5.75%	02/2030	—%	—		(153)	(157)	—
Broadstreet Partners, Inc. 580 North Fourth Street, Columbus, OH, 43215 (2)	Insurance	First lien senior secured loan	SR +	3.75%	01/2029	—%	18,681		18,656	18,719	0.2
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi) 1400 Liberty Ridge Drive, Chesterbrook, PA, 19087	Internet software and services	Common Units		N/A	N/A	0.05%	1,729,439		1,729	1,886	—
BTRS Holdings Inc. (dba Billtrust) 1009 Lenox Drive, Lawrenceville, NJ, 08648 (3)	Financial services	First lien senior secured loan	SR +	8.00%	12/2028	—%	10,850		10,576	10,715	0.1
BTRS Holdings Inc. (dba Billtrust) 1009 Lenox Drive, Lawrenceville, NJ, 08648 (3)(12)	Financial services	First lien senior secured delayed draw term loan	SR +	8.00%	12/2024	—%	564		564	552	—
BTRS Holdings Inc. (dba Billtrust) 1009 Lenox Drive, Lawrenceville, NJ, 08648 (3)(12)	Financial services	First lien senior secured revolving loan	SR +	7.25%	12/2028	—%	579		551	564	—
BW Holding, Inc. 20 Carter Drive, Guilford, CT, 06437 (3)	Containers and packaging	First lien senior secured loan	SR +	4.00%	12/2028	—%	21,672		20,900	20,248	0.2
Canadian Hospital Specialties Ltd. 2810 Coventry Road Oakville, Ontario L6H 6R1 (6)	Healthcare equipment and services	First lien senior secured CAD term loan	C +	4.50%	04/2028	—%	C$	4,870	3,850	3,465	—
Canadian Hospital Specialties Ltd. 2810 Coventry Road Oakville, Ontario L6H 6R1 (6)(12)	Healthcare equipment and services	First lien senior secured CAD revolving loan	C +	4.50%	04/2027	—%	C$	494	393	342	—
Capstone Acquisition Holdings, Inc. 30 Technology Parkway South, Peachtree Corners, GA, 30092 (2)	Business services	First lien senior secured loan	SR +	4.75%	11/2027	—%	9,873		9,812	9,873	0.1
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.) 3025 Windward Plaza, Alpharetta, GA, 30005 (3)	Internet software and services	First lien senior secured loan	SR +	5.50%	08/2027	—%	8,158		8,031	7,872	0.1
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.) 3025 Windward Plaza, Alpharetta, GA, 30005 (3)	Internet software and services	First lien senior secured delayed draw term loan	SR +	5.50%	08/2027	—%	1,836		1,816	1,771	—
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.) 3025 Windward Plaza, Alpharetta, GA, 30005 (3)(12)	Internet software and services	First lien senior secured revolving loan	SR +	5.50%	08/2027	—%	303		291	273	—
CCI BUYER, INC. (dba Consumer Cellular) 12447 Southwest 69th Avenue, Portland, AZ, 85260 (3)	Telecommunications	First lien senior secured loan	SR +	4.00%	12/2027	—%	39,897		39,606	39,642	0.4

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
CD&R Value Building Partners I, L.P. (dba Belron) Milton Park, Stroude Road, Egham TW20 9EL, United Kingdom	Automotive services	LP Interest		N/A	N/A	0.13%	33,061	32,911	41,090	0.4
Central Parent Inc. (dba CDK Global Inc.) 1950 Hassell Road, Hoffman Estates, IL, 60169 (3)	Internet software and services	First lien senior secured loan	SR +	4.00%	07/2029	—%	9,330	9,308	9,354	0.1
Certinia, Inc. 60 South Market Street, San Jose, CA, 95113 (3)	Professional services	First lien senior secured loan	SR +	7.25%	08/2029	—%	33,088	32,480	32,592	0.3
Certinia, Inc. 60 South Market Street, San Jose, CA, 95113 (3)(12)	Professional services	First lien senior secured revolving loan	SR +	7.25%	08/2029	—%	—	(79)	(66)	—
Chariot Buyer LLC (dba Chamberlain Group) PO Box 454495, Oak Brook, IL, 60523 (2)	Manufacturing	First lien senior secured loan	SR +	3.75%	11/2028	—%	15,000	14,891	15,020	0.1
Charter NEX US, Inc. 300 North LaSalle Drive, Chicago, IL, 60654 (2)	Containers and packaging	First lien senior secured loan	SR +	3.50%	12/2027	—%	49,453	49,453	49,527	0.5
Circana Group, L.P. (fka The NPD Group, L.P.) 203 North LaSalle Street, Chicago, IL, 60601 (2)(12)	Advertising and media	First lien senior secured revolving loan	SR +	5.75%	12/2027	—%	7,990	7,794	7,918	0.1
Circana Group, L.P. (fka The NPD Group, L.P.) 203 North LaSalle Street, Chicago, IL, 60601 (3)	Advertising and media	First lien senior secured loan	SR +	6.25% (2.75% PIK)	12/2028	—%	229,434	225,786	228,287	2.2
Citco Funding LLC 89 Nexus Way, 2nd Floor Camana Bay, Grand Cayman, , (3)	Financial services	First lien senior secured loan	SR +	3.25%	04/2028	—%	14,925	14,850	14,938	0.1
CivicPlus, LLC 302 South 4th Street, Manhattan, KS, 66502 (3)	Internet software and services	First lien senior secured loan	SR +	6.50% (2.50% PIK)	08/2027	—%	28,422	28,240	28,422	0.2
CivicPlus, LLC 302 South 4th Street, Manhattan, KS, 66502 (3)(12)	Internet software and services	First lien senior secured revolving loan	SR +	6.00%	08/2027	—%	—	(14)	—	—
Cloud Software Group, Inc. 3307 Hillview Avenue, Palo Alto, CA, 94304 (3)	Internet software and services	First lien senior secured loan	SR +	4.50%	03/2029	—%	74,622	71,264	74,226	0.7
Cloud Software Group, Inc. 3307 Hillview Avenue, Palo Alto, CA, 94304 (3)	Internet software and services	First lien senior secured loan	SR +	4.50%	03/2031	—%	25,000	24,813	24,875	0.2
Color Intermediate, LLC (dba ClaimsXten) 475 Allendale Rd Ste 101, King Of Prussia, PA, 19406 (3)	Healthcare technology	First lien senior secured loan	SR +	5.50%	10/2029	—%	9,142	8,988	9,050	0.1
Community Brands ParentCo, LLC 9620 Executive Center Driveway North, Saint Petersburg, FL, 33702 (2)	Education	First lien senior secured loan	SR +	5.50%	02/2028	—%	31,238	30,799	31,002	0.3
Community Brands ParentCo, LLC 9620 Executive Center Driveway North, Saint Petersburg, FL, 33702 (2)(12)	Education	First lien senior secured revolving loan	SR +	5.50%	02/2028	—%	—	(24)	(14)	—
Computer Services, Inc. (dba CSI) 3901 Technology Drive, Paducah, KY, 42001 (3)	Financial services	First lien senior secured loan	SR +	5.25%	11/2029	—%	52,920	52,266	52,788	0.5
Computer Services, Inc. (dba CSI) 3901 Technology Drive, Paducah, KY, 42001 (3)(12)	Financial services	First lien senior secured delayed draw term loan	SR +	5.25%	02/2026	—%	—	(62)	—	—

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
ConAir Holdings LLC 1 Cummings Point Road, Stamford, CT, 06902 (2)	Consumer products	Second lien senior secured loan	SR +	7.50%	05/2029	—%	30,518	30,157	30,365	0.3
Confluent Health, LLC 175 South English Station Road, Louisville, KY, 40245 (2)	Healthcare providers and services	First lien senior secured loan	SR +	5.00%	11/2028	—%	20,000	19,413	20,000	0.2
Confluent Medical Technologies, Inc. 6263 North Scottsdale Road, Scottsdale, AZ, 85250 (3)	Healthcare equipment and services	First lien senior secured loan	SR +	3.75%	02/2029	—%	94,724	94,006	94,724	0.9
ConnectWise, LLC 4110 George Road\nSuite 200, Tampa, FL, 33634 (3)	Business services	First lien senior secured loan	SR +	3.50%	09/2028	—%	29,624	29,675	29,597	0.3
Conservice Midco, LLC 750 South Gateway Drive, River Heights, UT, 84321 (2)	Business services	First lien senior secured loan	SR +	4.00%	05/2027	—%	1,995	1,995	1,999	—
CoolSys, Inc. 145 South State College Boulevard, Brea, CA, 92821 (3)	Business services	First lien senior secured loan	SR +	4.75%	08/2028	—%	13,843	12,951	13,549	0.1
CoreLogic Inc. 40 Pacifica, Santa Ana, CA, 92618 (2)	Buildings and real estate	First lien senior secured loan	SR +	3.50%	06/2028	—%	36,575	36,041	35,686	0.4
CoreTrust Purchasing Group LLC 1100 Doctor Martin Luther King Junior Boulevard, Nashville, TN, 37203 (2)	Business services	First lien senior secured loan	SR +	6.50%	10/2029	—%	96,176	94,549	95,934	0.9
CoreTrust Purchasing Group LLC 1100 Doctor Martin Luther King Junior Boulevard, Nashville, TN, 37203 (2)(12)	Business services	First lien senior secured delayed draw term loan	SR +	6.75%	09/2024	—%	—	(56)	—	—
CoreTrust Purchasing Group LLC 1100 Doctor Martin Luther King Junior Boulevard, Nashville, TN, 37203 (2)(12)	Business services	First lien senior secured revolving loan	SR +	6.75%	10/2029	—%	—	(197)	(35)	—
Cornerstone OnDemand, Inc. 1601 Cloverfield Boulevard, Santa Monica, CA, 90404 (2)	Human resource support services	First lien senior secured loan	SR +	3.75%	10/2028	—%	19,600	19,531	19,192	0.2
Cornerstone OnDemand, Inc. 1601 Cloverfield Boulevard, Santa Monica, CA, 90404 (2)	Human resource support services	Second lien senior secured loan	SR +	6.50%	10/2029	—%	44,583	44,071	42,689	0.4
Corporation Service Company 251 Little Falls Drive Wilmington, DE USA 19808., Wilmington, DE, 19808 (2)	Professional services	First lien senior secured loan	SR +	2.75%	11/2029	—%	2,384	2,384	2,387	—
Cotiviti, Inc. 10701 South River Front Parkway, South Jordan, UT, 84095 (3)	Healthcare technology	First lien senior secured loan	SR +	3.25%	03/2031	—%	100,000	99,500	99,830	1.0
Coupa Holdings, LLC 1855 South Grant Street, San Mateo, CA, 94402 (3)	Internet software and services	First lien senior secured loan	SR +	7.50%	02/2030	—%	24,344	23,800	24,161	0.2
Coupa Holdings, LLC 1855 South Grant Street, San Mateo, CA, 94402 (3)(12)	Internet software and services	First lien senior secured revolving loan	SR +	7.50%	02/2029	—%	—	(34)	(12)	—
Coupa Holdings, LLC 1855 South Grant Street, San Mateo, CA, 94402 (3)(12)	Internet software and services	First lien senior secured delayed draw term loan	SR +	7.50%	08/2024	—%	—	(23)	—	—
Covetrus, Inc. 7 Custom House Street, Portland, ME, 04101 (3)	Healthcare providers and services	First lien senior secured loan	SR +	5.00%	10/2029	—%	10,385	9,904	10,389	0.1
Covetrus, Inc. 7 Custom House Street, Portland, ME, 04101 (3)	Healthcare providers and services	Second lien senior secured loan	SR +	9.25%	10/2030	—%	160,000	157,100	160,000	1.6
CP PIK Debt Issuer, LLC (dba CivicPlus, LLC) 302 South 4th Street, Manhattan, KS, 66502 (3)	Internet software and services	Unsecured notes	SR +	11.75% PIK	06/2034	—%	17,052	16,706	17,052	0.2

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
CPM Holdings, Inc. 2975 Airline Circle, Waterloo, IA, 50703 (2)	Manufacturing	First lien senior secured loan	SR +	4.50%	09/2028	—%	49,875	48,589	49,895	0.5
CPM Holdings, Inc. 2975 Airline Circle, Waterloo, IA, 50703 (2)(12)	Manufacturing	First lien senior secured revolving loan	SR +	4.50%	06/2028	—%	350	305	350	—
Crewline Buyer, Inc. (dba New Relic) 188 Spear Street, San Francisco, CA, 94105 (3)	Internet software and services	First lien senior secured loan	SR +	6.75%	11/2030	—%	164,955	162,574	163,305	1.6
Crewline Buyer, Inc. (dba New Relic) 188 Spear Street, San Francisco, CA, 94105 (3)(12)	Internet software and services	First lien senior secured revolving loan	SR +	6.75%	11/2030	—%	—	(244)	(172)	—
CSC MKG Topco LLC (dba Medical Knowledge Group) 285 Fulton Street, New York, NY, 10007 (2)	Healthcare equipment and services	First lien senior secured loan	SR +	5.75%	02/2029	—%	99,530	97,992	98,534	0.9
Cushman & Wakefield U.S. Borrower, LLC 225 West Wacker Drive, Chicago, IL, 60606 (2)	Buildings and real estate	First lien senior secured loan	SR +	2.75%	08/2025	—%	914	904	911	—
Cyanco Intermediate 2 Corp. 2245 Texas Drive, Sugar Land, TX, 77479 (2)	Chemicals	First lien senior secured loan	SR +	4.75%	07/2028	—%	18,747	18,240	18,802	0.2
Dealer Tire Financial, LLC 7012 Euclid Avenue, Cleveland, OH, 44103 (2)	Distribution	First lien senior secured loan	SR +	3.75%	12/2027	—%	4,985	4,973	5,010	—
Dealer Tire Financial, LLC 7012 Euclid Avenue, Cleveland, OH, 44103 (11)	Distribution	Unsecured notes		8.00%	02/2028	—%	56,120	55,172	55,974	0.5
Deerfield Dakota Holdings 55 East 52nd Street, New York, NY, 10055 (3)	Financial services	First lien senior secured loan	SR +	3.75%	04/2027	—%	22,912	22,519	22,788	0.2
Delta TopCo, Inc. (dba Infoblox, Inc.) 3111 Coronado Drive, Santa Clara, CA, 95054 (4)	Internet software and services	First lien senior secured loan	SR +	3.75%	12/2027	—%	28,969	27,644	28,984	0.3
Delta TopCo, Inc. (dba Infoblox, Inc.) 3111 Coronado Drive, Santa Clara, CA, 95054 (4)	Internet software and services	Second lien senior secured loan	SR +	7.25%	12/2028	—%	49,222	49,005	49,345	0.5
Denali BuyerCo, LLC (dba Summit Companies) 2500 Lexington Avenue South, Mendota Heights, MN, 55120 (3)	Business services	First lien senior secured loan	SR +	5.50%	09/2028	—%	197,240	194,917	197,240	1.9
Denali BuyerCo, LLC (dba Summit Companies) 2500 Lexington Avenue South, Mendota Heights, MN, 55120 (3)(12)	Business services	First lien senior secured revolving loan	SR +	5.50%	09/2027	—%	—	(74)	—	—
Denali Holding, LP (dba Summit Companies) 2500 Lexington Avenue South, Mendota Heights, MN, 55120	Business services	Class A Units		N/A	N/A	0.77%	686,513	7,076	11,131	0.1
Derby Buyer LLC (dba Delrin) 200 Powder Mill Road, Wilmington, DE, 19803 (2)	Chemicals	First lien senior secured loan	SR +	4.25%	11/2030	—%	65,000	63,053	65,344	0.6
Dermatology Intermediate Holdings III, Inc. 801 York Street, Manitowoc, WI, 54220 (3)	Healthcare equipment and services	First lien senior secured loan	SR +	4.25%	03/2029	—%	15,397	15,141	15,020	0.1
Dessert Holdings 30 East 7th Street, St. Paul, MN, 55101 (2)	Food and beverage	First lien senior secured loan	SR +	4.00%	06/2028	—%	19,549	19,480	18,218	0.2
Diagnostic Services Holdings, Inc. (dba Rayus Radiology) 5775 Wayzata Boulevard, St. Louis Park, MN, 55416 (2)	Healthcare providers and services	First lien senior secured loan	SR +	5.50%	03/2025	—%	119,838	119,838	119,838	1.1

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Diamondback Acquisition, Inc. (dba Sphera) 130 East Randolph Street, Chicago, IL, 60601 (2)	Business services	First lien senior secured loan	SR +	5.50%	09/2028	—%	46,749	46,091	46,280	0.5
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.) 22 Boston Wharf Road, Boston, MA, 02210 (3)	Insurance	First lien senior secured loan	SR +	7.50%	03/2029	—%	909	889	900	—
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.) 22 Boston Wharf Road, Boston, MA, 02210 (3)(12)	Insurance	First lien senior secured revolving loan	SR +	7.50%	03/2029	—%	—	(2)	(1)	—
Dodge Construction Network Holdings, L.P. 300 American Metro Boulevard, Hamilton, NJ, 08619	Buildings and real estate	Class A-2 Common Units		N/A	N/A	0.03%	143,963	123	98	—
Dodge Construction Network Holdings, L.P. 300 American Metro Boulevard, Hamilton, NJ, 08619 (3)	Buildings and real estate	Series A Preferred Units	SR +	8.25%	N/A	0.03%	—	3	2	—
Dodge Construction Network, LLC 300 American Metro Boulevard, Hamilton, NJ, 08619 (3)	Buildings and real estate	First lien senior secured loan	SR +	4.75%	02/2029	—%	16,899	16,707	13,687	0.1
Dresser Utility Solutions, LLC 16240 Port Northwest Drive, Houston, TX, 77041 (2)	Energy equipment and services	First lien senior secured loan	SR +	5.50%	03/2029	—%	82,910	82,092	82,080	0.8
Dresser Utility Solutions, LLC 16240 Port Northwest Drive, Houston, TX, 77041 (2)(12)	Energy equipment and services	First lien senior secured delayed draw term loan	SR +	5.50%	09/2025	—%	—	—	—	—
Dresser Utility Solutions, LLC 16240 Port Northwest Drive, Houston, TX, 77041 (2)(12)	Energy equipment and services	First lien senior secured revolving loan	SR +	5.50%	03/2029	—%	—	(104)	(106)	—
Dynasty Acquisition Co., Inc. (dba StandardAero Limited) 6710 North Scottsdale Road, Scottsdale, AZ, 85253 (2)	Aerospace and defense	First lien senior secured loan	SR +	3.50%	08/2028	—%	12,935	12,935	12,949	0.1
E2open, LLC 9600 Great Hills Trail\nSuite 300E, Austin, TX, 78759 (2)	Internet software and services	First lien senior secured loan	SR +	3.50%	02/2028	—%	5,173	5,167	5,172	0.1
EET Buyer, Inc. (dba e-Emphasys) 2501 Weston Parkway, Cary, NC, 27513 (3)	Internet software and services	First lien senior secured loan	SR +	6.50%	11/2027	—%	36,258	35,916	36,258	0.4
EET Buyer, Inc. (dba e-Emphasys) 2501 Weston Parkway, Cary, NC, 27513 (3)(12)	Internet software and services	First lien senior secured revolving loan	SR +	6.50%	11/2027	—%	677	649	677	—
Elliott Alto Co-Investor Aggregator L.P. 851 Cypress Creek Road, Fort Lauderdale, FL, 33309	Internet software and services	LP Interest		N/A	N/A	0.10%	6,530	6,572	7,023	0.1
EM Midco2 Ltd. (dba Element Materials Technology) Davidson Building, 5 Southampton Street, London, WC2E 7HA (3)	Professional services	First lien senior secured loan	SR +	4.25%	06/2029	—%	18,243	18,227	18,235	0.2
EM Midco2 Ltd. (dba Element Materials Technology) Davidson Building, 5 Southampton Street, London, WC2E 7HA (3)	Professional services	First lien senior secured loan	SR +	4.25%	06/2029	—%	9,355	9,345	9,352	0.1
Endries Acquisition, Inc. P.O. Box 69, Brillion, WI, 54110 (3)	Distribution	First lien senior secured loan	SR +	5.25%	12/2028	—%	83,912	83,312	83,283	0.8
Endries Acquisition, Inc. P.O. Box 69, Brillion, WI, 54110 (3)(12)	Distribution	First lien senior secured delayed draw term loan	SR +	5.25%	06/2024	—%	17,622	17,474	17,465	0.2

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Endries Acquisition, Inc. P.O. Box 69, Brillion, WI, 54110 (3)(12)	Distribution	First lien senior secured delayed draw term loan	SR +	5.25%	12/2025	—%	—	(57)	(60)	—
Engage Debtco Limited Courtyard House, The Weighbridge Brewery, High St, Marlow SL7 2FF, United Kingdom, Marlow, , (3)	Healthcare providers and services	First lien senior secured loan	SR +	5.75% (2.25% PIK)	07/2029	—%	92,604	90,577	91,293	0.9
Engage Debtco Limited Courtyard House, The Weighbridge Brewery, High St, Marlow SL7 2FF, United Kingdom, Marlow, , (3)	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	6.00% (2.50% PIK)	07/2029	—%	20,003	19,627	19,653	0.2
Engineered Machinery Holdings, Inc. (dba Duravant) 3500 Lacey Road, Downers Grove, IL, 60515 (3)	Manufacturing	First lien senior secured loan	SR +	3.75%	05/2028	—%	25,758	25,402	25,650	0.3
Engineered Machinery Holdings, Inc. (dba Duravant) 3500 Lacey Road, Downers Grove, IL, 60515 (3)	Manufacturing	Second lien senior secured loan	SR +	6.50%	05/2029	—%	37,181	37,048	36,995	0.4
Engineered Machinery Holdings, Inc. (dba Duravant) 3500 Lacey Road, Downers Grove, IL, 60515 (3)	Manufacturing	Second lien senior secured loan	SR +	6.00%	05/2029	—%	19,160	19,122	18,921	0.2
Ensemble RCM, LLC 11511 Reed Hartman Highway, Blue Ash, OH, 45241 (3)	Healthcare technology	First lien senior secured loan	SR +	3.00%	08/2029	—%	7,500	7,463	7,513	0.1
Entertainment Benefits Group, LLC 19495 Biscayne Boulevard, Aventura, FL, 33180 (2)	Business services	First lien senior secured loan	SR +	5.25%	09/2025	—%	73,327	73,110	73,693	0.7
Entertainment Benefits Group, LLC 19495 Biscayne Boulevard, Aventura, FL, 33180 (2)(12)	Business services	First lien senior secured revolving loan	SR +	5.25%	09/2025	—%	4,640	4,569	4,663	—
Entrata, Inc. 4205 Chapel Ridge Road, Lehi, UT, 84043 (2)	Internet software and services	First lien senior secured loan	SR +	6.00%	07/2030	—%	4,476	4,414	4,442	—
Entrata, Inc. 4205 Chapel Ridge Road, Lehi, UT, 84043 (2)(12)	Internet software and services	First lien senior secured revolving loan	SR +	6.00%	07/2028	—%	—	(7)	(4)	—
EOS U.S. Finco LLC 1 Rue des Alouettes, 95600 Eaubonne, France (3)	Telecommunications	First lien senior secured loan	SR +	6.00%	10/2029	—%	67,467	64,173	55,053	0.5
EOS U.S. Finco LLC 1 Rue des Alouettes, 95600 Eaubonne, France (3)(12)	Telecommunications	First lien senior secured delayed draw term loan	SR +	6.00%	05/2026	—%	280	53	(1,335)	—
EP Purchaser, LLC 2950 North Hollywood Way, Burbank, CA, 91505 (3)	Professional services	First lien senior secured loan	SR +	4.50%	11/2028	—%	24,750	23,879	24,535	0.2
Evology, LLC 5132 North 300 West, Provo, UT, 84604	Household products	Class B Units		N/A	N/A	0.30%	316	1,512	1,446	—
Evolution BuyerCo, Inc. (dba SIAA) 100 Witmer Road, Horsham, PA, 19044 (3)	Insurance	First lien senior secured loan	SR +	6.25%	04/2028	—%	26,005	25,791	26,005	0.3
Evolution BuyerCo, Inc. (dba SIAA) 100 Witmer Road, Horsham, PA, 19044 (3)	Insurance	First lien senior secured delayed draw term loan	SR +	6.75%	04/2028	—%	1,582	1,580	1,582	—
Evolution BuyerCo, Inc. (dba SIAA) 100 Witmer Road, Horsham, PA, 19044 (3)(12)	Insurance	First lien senior secured delayed draw term loan	SR +	6.00%	12/2025	—%	732	704	729	—
Evolution BuyerCo, Inc. (dba SIAA) 100 Witmer Road, Horsham, PA, 19044 (3)(12)	Insurance	First lien senior secured revolving loan	SR +	6.25%	05/2028	—%	—	(5)	—	—

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Evolution Parent, LP (dba SIAA) 100 Witmer Road, Horsham, PA, 19044	Insurance	LP Interest		N/A	N/A	0.05%	2,703	270	307	—
Ex Vivo Parent Inc. (dba OB Hospitalist) 777 Lowndes Hill Road, Greenville, SC, 29607 (3)	Healthcare providers and services	First lien senior secured loan	SR +	9.75% PIK	09/2028	—%	37,601	37,152	37,131	0.4
FARADAY BUYER, LLC (dba MacLean Power Systems) 481 Munn Road, Fort Mill, SC, 29715 (3)	Manufacturing	First lien senior secured loan	SR +	6.00%	10/2028	—%	135,953	133,397	133,914	1.3
FARADAY BUYER, LLC (dba MacLean Power Systems) 481 Munn Road, Fort Mill, SC, 29715 (3)(12)	Manufacturing	First lien senior secured delayed draw term loan	SR +	6.00%	11/2025	—%	—	(132)	(72)	—
Fiesta Purchaser, Inc. (dba Shearer's Foods) 100 Lincoln Way East, Massillon, OH, 44646 (2)	Food and beverage	First lien senior secured loan	SR +	4.00%	02/2031	—%	75,000	72,138	75,083	0.7
Fiesta Purchaser, Inc. (dba Shearer's Foods) 100 Lincoln Way East, Massillon, OH, 44646 (3)(12)	Food and beverage	First lien senior secured revolving loan	SR +	4.50%	02/2029	—%	1,717	1,353	1,717	—
Fifth Season Investments LLC 201 Broad St, Suite 500, Stamford, Connecticut 06901, US, Stamford, CT, 06901	Insurance	Class A Units		N/A	N/A	—%	28	225,853	233,262	2.3
Filtration Group Corporation 9442 Capital of Texas Highway North, Arboretum Plaza 1, Austin, TX, 78759 (2)	Manufacturing	First lien senior secured loan	SR +	4.25%	10/2028	—%	21,780	21,590	21,832	0.2
Finastra USA, Inc. 4 Kingdom Street, London, , (2)(12)	Financial services	First lien senior secured revolving loan	SR +	7.25%	09/2029	—%	3,167	2,996	3,081	—
Finastra USA, Inc. 4 Kingdom Street, London, , (4)	Financial services	First lien senior secured loan	SR +	7.25%	09/2029	—%	164,763	163,150	163,939	1.6
Five Star Lower Holding LLC 9333 Baythorne Dr, Anaheim, CA, 92807 (3)	Containers and packaging	First lien senior secured loan	SR +	4.25%	05/2029	—%	21,547	21,312	21,325	0.2
Fleet U.S. Bidco Inc. (dba Argus Media) Lacon House, London, , (2)	Advertising and media	First lien senior secured loan	SR +	3.25%	02/2031	—%	15,000	14,926	15,000	0.1
Formerra, LLC 1250 Windham Pkwy, Rancho Cucamonga, IL, 60446 (2)(12)	Distribution	First lien senior secured revolving loan	SR +	7.25%	11/2028	—%	105	92	100	—
Formerra, LLC 1250 Windham Pkwy, Rancho Cucamonga, IL, 60446 (3)	Distribution	First lien senior secured loan	SR +	7.25%	11/2028	—%	5,197	5,058	5,145	0.1
Formerra, LLC 1250 Windham Pkwy, Rancho Cucamonga, IL, 60446 (3)	Distribution	First lien senior secured delayed draw term loan	SR +	7.25%	11/2028	—%	209	204	207	—
Fortis Solutions Group, LLC 2505 Hawkeye Court, Virginia Beach, VA, 23452 (3)	Containers and packaging	First lien senior secured loan	SR +	5.50%	10/2028	—%	66,789	65,823	65,621	0.6
Fortis Solutions Group, LLC 2505 Hawkeye Court, Virginia Beach, VA, 23452 (3)(12)	Containers and packaging	First lien senior secured revolving loan	SR +	5.50%	10/2027	—%	337	258	219	—
Foundation Building Materials, Inc. 2520 Red Hill Avenue, Santa Ana, CA, 92705 (3)	Distribution	First lien senior secured loan	SR +	4.00%	11/2028	—%	5,000	4,950	5,018	—
Foundation Consumer Brands, LLC 1190 Omega Drive, Pittsburgh, PA, 15205 (3)	Consumer products	First lien senior secured loan	SR +	6.25%	02/2027	—%	102,995	101,594	102,995	1.0
FR Vision Holdings, Inc. (dba CHA Consulting) 3 Winners Circle, Albany, , (3)	Infrastructure and environmental services	First lien senior secured loan	SR +	5.50%	01/2031	—%	45,786	45,338	45,329	0.4

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
FR Vision Holdings, Inc. (dba CHA Consulting) 3 Winners Circle, Albany, , (3)(12)	Infrastructure and environmental services	First lien senior secured delayed draw term loan	SR +	5.50%	01/2026	—%	3,855	3,745	3,762	—
FR Vision Holdings, Inc. (dba CHA Consulting) 3 Winners Circle, Albany, , (3)(12)	Infrastructure and environmental services	First lien senior secured revolving loan	SR +	5.50%	01/2030	—%	—	(36)	(37)	—
Fullsteam Operations, LLC 540 Devall Drive, Auburn, AL, 36832 (3)	Business services	First lien senior secured loan	SR +	8.25%	11/2029	—%	8,938	8,679	8,938	0.1
Fullsteam Operations, LLC 540 Devall Drive, Auburn, AL, 36832 (3)(12)	Business services	First lien senior secured delayed draw term loan	SR +	8.25%	05/2025	—%	1,765	1,700	1,765	—
Fullsteam Operations, LLC 540 Devall Drive, Auburn, AL, 36832 (3)(12)	Business services	First lien senior secured delayed draw term loan	SR +	8.25%	11/2025	—%	346	323	346	—
Fullsteam Operations, LLC 540 Devall Drive, Auburn, AL, 36832 (3)(12)	Business services	First lien senior secured delayed draw term loan	SR +	7.00%	08/2025	—%	—	(37)	(38)	—
Fullsteam Operations, LLC 540 Devall Drive, Auburn, AL, 36832 (3)(12)	Business services	First lien senior secured delayed draw term loan	SR +	7.00%	02/2026	—%	—	(9)	(9)	—
Fullsteam Operations, LLC 540 Devall Drive, Auburn, AL, 36832 (3)(12)	Business services	First lien senior secured revolving loan	SR +	8.25%	11/2029	—%	—	(14)	—	—
Galls, LLC Lexington, Lexington, KY, 40505 (3)	Specialty retail	First lien senior secured loan	SR +	6.50% (1.50% PIK)	03/2030	—%	117,435	115,684	115,568	1.1
Galls, LLC Lexington, Lexington, KY, 40505 (3)(12)	Specialty retail	First lien senior secured delayed draw term loan	SR +	6.50% (1.50% PIK)	03/2026	—%	—	(243)	(245)	—
Galls, LLC Lexington, Lexington, KY, 40505 (3)(12)	Specialty retail	First lien senior secured revolving loan	SR +	6.50% (1.50% PIK)	03/2030	—%	2,355	2,121	2,067	—
Galway Borrower LLC 1 California Street, San Francisco. (3)(12)	Insurance	First lien senior secured revolving loan	SR +	5.25%	09/2028	—%	1,013	952	950	—
Galway Borrower LLC 1 California Street, San Francisco. (3)(12)	Insurance	First lien senior secured delayed draw term loan	SR +	5.00%	02/2026	—%	—	(242)	(249)	—
Gaylord Chemical Company, L.L.C. 1404 Greengate Drive, Covington, LA, 70433 (3)	Chemicals	First lien senior secured loan	SR +	6.00%	03/2027	—%	101,211	100,588	100,958	1.0
Gaylord Chemical Company, L.L.C. 1404 Greengate Drive, Covington, LA, 70433 (3)(12)	Chemicals	First lien senior secured revolving loan	SR +	6.00%	03/2026	—%	—	(18)	(10)	—
Gerson Lehrman Group, Inc. 60 East 42nd Street, New York, NY, 10165 (3)	Professional services	First lien senior secured loan	SR +	5.25%	12/2027	—%	166,014	164,603	164,536	1.6
Gerson Lehrman Group, Inc. 60 East 42nd Street, New York, NY, 10165 (3)(12)	Professional services	First lien senior secured revolving loan	SR +	5.25%	12/2027	—%	—	(71)	(75)	—
GHX Ultimate Parent Corporation (dba Global Healthcare Exchange) 1315 West Century Drive, Louisville, CO, 80027 (3)	Healthcare technology	First lien senior secured loan	SR +	4.00%	06/2027	—%	16,147	16,127	16,228	0.2
GI Apple Midco LLC (dba Atlas Technical Consultants) 7668 El Camino Real, Carlsbad, CA, 92009 (3)	Infrastructure and environmental services	First lien senior secured loan	SR +	6.75%	04/2030	—%	81,753	80,444	81,140	0.8

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
GI Apple Midco LLC (dba Atlas Technical Consultants) 7668 El Camino Real, Carlsbad, CA, 92009 (3)(12)	Infrastructure and environmental services	First lien senior secured delayed draw term loan	SR +	6.75%	04/2025	—%	1,737	1,611	1,724	—
GI Apple Midco LLC (dba Atlas Technical Consultants) 7668 El Camino Real, Carlsbad, CA, 92009 (3)(12)	Infrastructure and environmental services	First lien senior secured revolving loan	SR +	6.75%	04/2029	—%	—	(186)	(83)	—
GI Ranger Intermediate, LLC (dba Rectangle Health) 115 East Stevens Avenue, Valhalla, NY, 10595 (3)	Healthcare technology	First lien senior secured loan	SR +	6.00%	10/2028	—%	24,770	24,415	24,398	0.2
GI Ranger Intermediate, LLC (dba Rectangle Health) 115 East Stevens Avenue, Valhalla, NY, 10595 (3)(12)	Healthcare technology	First lien senior secured revolving loan	SR +	6.00%	10/2027	—%	—	(20)	(25)	—
Global Music Rights, LLC 907 Westwood Boulevard, Los Angeles, CA, 90024 (3)	Advertising and media	First lien senior secured loan	SR +	5.50%	08/2030	—%	162,875	160,118	162,875	1.6
Global Music Rights, LLC 907 Westwood Boulevard, Los Angeles, CA, 90024 (3)(12)	Advertising and media	First lien senior secured revolving loan	SR +	5.50%	08/2029	—%	—	(183)	—	—
Gloves Buyer, Inc. (dba Protective Industrial Products) 25 British American Boulevard, Latham, NY, 12110 (2)	Manufacturing	First lien senior secured loan	SR +	4.00%	12/2027	—%	18,540	18,274	18,540	0.2
Gloves Buyer, Inc. (dba Protective Industrial Products) 25 British American Boulevard, Latham, NY, 12110 (2)	Manufacturing	Second lien senior secured loan	SR +	8.25%	12/2028	—%	11,728	11,497	11,699	0.1
Gloves Holdings, LP (dba Protective Industrial Products) 25 British American Boulevard, Latham, NY, 12110	Manufacturing	LP Interest		N/A	N/A	0.02%	1,000	100	118	—
Granicus, Inc. 408 St. Peter Street, Denver, CO, 55102 (2)	Internet software and services	First lien senior secured loan	SR +	5.75% (2.25% PIK)	01/2031	—%	32,729	32,409	32,402	0.3
Granicus, Inc. 408 St. Peter Street, Denver, CO, 55102 (2)(12)	Internet software and services	First lien senior secured delayed draw term loan	SR +	5.75% (2.25% PIK)	01/2026	—%	—	(24)	(24)	—
Granicus, Inc. 408 St. Peter Street, Denver, CO, 55102 (2)(12)	Internet software and services	First lien senior secured revolving loan	SR +	5.25%	01/2031	—%	—	(45)	(46)	—
Grayshift, LLC 931 Monroe Drive Northeast (2)	Internet software and services	First lien senior secured loan	SR +	8.00%	07/2028	—%	128,044	126,123	127,084	1.2
Grayshift, LLC 931 Monroe Drive Northeast (2)(12)	Internet software and services	First lien senior secured revolving loan	SR +	8.00%	07/2028	—%	—	(17)	(18)	—
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway) 3733 University Boulevard West, Jacksonville, FL, 32217	Insurance	LP Interest		N/A	N/A	0.14%	421	426	408	—
GS Acquisitionco, Inc. (dba insightsoftware) 3301 Benson Dr, Raleigh, NC, 27609 (3)	Internet software and services	First lien senior secured loan	SR +	5.00%	05/2026	—%	8,878	8,856	8,856	0.1
GS Acquisitionco, Inc. (dba insightsoftware) 3301 Benson Dr, Raleigh, NC, 27609 (3)(12)	Internet software and services	First lien senior secured delayed draw term loan	SR +	5.00%	03/2026	—%	—	(2)	—	—

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
GS Acquisitionco, Inc. (dba insightsoftware) 3301 Benson Dr, Raleigh, NC, 27609 (3)(12)	Internet software and services	First lien senior secured revolving loan	SR +	5.50%	05/2026	—%	—	(1)	(1)	—
Guidehouse Inc. 150 North Riverside Plaza; Suite 2100, Chicago, IL, 60606 (2)	Professional services	First lien senior secured loan	SR +	5.75% (2.00% PIK)	12/2030	—%	106,543	106,543	106,277	1.0
HAH Group Holding Company LLC (dba Help at Home) 36 South Wabash Avenue, Savannah, IL, 60603 (2)	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	5.00%	10/2027	—%	11,910	11,680	11,791	0.1
Helix Acquisition Holdings, Inc. (dba MW Industries) 3426 Toringdon Way, Charlotte, NC, 28277 (3)	Manufacturing	First lien senior secured loan	SR +	7.00%	03/2030	—%	61,484	59,818	60,254	0.6
Help/Systems Holdings, Inc. 11095 Viking Drive, Eden Prairie, MN, 55344 (2)	Internet software and services	First lien senior secured loan	SR +	4.00%	11/2026	—%	63,705	63,418	61,558	0.6
Help/Systems Holdings, Inc. 11095 Viking Drive, Eden Prairie, MN, 55344 (3)	Internet software and services	Second lien senior secured loan	SR +	6.75%	11/2027	—%	25,000	24,753	22,188	0.2
Hercules Borrower, LLC (dba The Vincit Group) 412 Georgia Avenue, Chattanooga, TN, 37403 (3)	Business services	First lien senior secured loan	SR +	6.25%	12/2026	—%	797	791	797	—
Hercules Borrower, LLC (dba The Vincit Group) 412 Georgia Avenue, Chattanooga, TN, 37403 (3)	Business services	First lien senior secured loan	SR +	5.50%	12/2026	—%	2,165	2,153	2,165	—
Hercules Borrower, LLC (dba The Vincit Group) 412 Georgia Avenue, Chattanooga, TN, 37403 (3)	Business services	First lien senior secured delayed draw term loan	SR +	5.50%	12/2026	—%	12,934	12,857	12,934	0.1
Hercules Borrower, LLC (dba The Vincit Group) 412 Georgia Avenue, Chattanooga, TN, 37403 (3)(12)	Business services	First lien senior secured revolving loan	SR +	6.25%	12/2026	—%	—	(1)	—	—
Hercules Buyer, LLC (dba The Vincit Group) 412 Georgia Avenue, Chattanooga, TN, 37403	Business services	Common Units		N/A	N/A	—%	10	10	11	—
Hercules Buyer, LLC (dba The Vincit Group) 412 Georgia Avenue, Chattanooga, TN, 37403 (11)	Business services	Unsecured notes		0.48% PIK	12/2029	—%	24	24	27	—
Hg Genesis 9 Sumoco Limited 2 More London Riversid, London, (7)	Asset based lending and fund finance	Unsecured facility	E +	7.00% PIK	03/2027	—%	€132,188	144,812	142,763	1.4
Hg Saturn Luchaco Limited 2 More London Riversid, London, (9)	Asset based lending and fund finance	Unsecured facility	SA +	7.50% PIK	03/2026	—%	£1,640	2,194	2,072	—
Hissho Sushi Holdings, LLC 11949 Steele Creek Road, Charlotte, NC, 28273	Food and beverage	Class A Units		N/A	N/A	—%	941,780	9,418	13,050	0.1
Hissho Sushi Merger Sub, LLC 11949 Steele Creek Road, Charlotte, NC, 28273 (3)	Food and beverage	First lien senior secured loan	SR +	5.50%	05/2028	—%	111,697	110,863	111,697	1.1
Hissho Sushi Merger Sub, LLC 11949 Steele Creek Road, Charlotte, NC, 28273 (3)(12)	Food and beverage	First lien senior secured revolving loan	SR +	5.50%	05/2028	—%	—	(60)	—	—
Hockey Parent Holdings, L.P. 150 North Riverside Plaza, Chicago, IL, 60606	Insurance	Class A Units		N/A	N/A	0.21%	25,000	25,000	25,000	0.2

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Holley Inc. 1801 Russellville Road, Bowling Green, KY, 42101 (2)	Automotive services	First lien senior secured loan	SR +	3.75%	11/2028	—%	2,276	2,265	2,249	—
Home Service TopCo IV, Inc. 3150 East Birch Street, Brea, CA, 92821 (3)	Household products	First lien senior secured loan	SR +	6.00%	12/2027	—%	36,197	35,887	36,016	0.4
Home Service TopCo IV, Inc. 3150 East Birch Street, Brea, CA, 92821 (3)(12)	Household products	First lien senior secured revolving loan	SR +	6.00%	12/2027	—%	—	(28)	(17)	—
Home Service TopCo IV, Inc. 3150 East Birch Street, Brea, CA, 92821 (3)(12)	Household products	First lien senior secured delayed draw term loan	SR +	6.00%	12/2024	—%	—	(35)	—	—
Hub International 150 North Riverside Plaza, Chicago, IL, 60606 (3)	Insurance	First lien senior secured loan	SR +	3.25%	06/2030	—%	12,475	12,490	12,477	0.1
Hyland Software, Inc. 28105 Clemens Road, Westlake, OH, 44145 (2)	Internet software and services	First lien senior secured loan	SR +	6.00%	09/2030	—%	146,867	144,781	144,664	1.4
Hyland Software, Inc. 28105 Clemens Road, Westlake, OH, 44145 (2)(12)	Internet software and services	First lien senior secured revolving loan	SR +	6.00%	09/2029	—%	—	(95)	(105)	—
Hyperion Refinance S.a.r.l (dba Howden Group) Howden Group Holdings Limited\nOne Creechurch Place, London, , (2)	Insurance	First lien senior secured loan	SR +	4.00%	04/2030	—%	34,824	34,563	34,932	0.3
Hyperion Refinance S.a.r.l (dba Howden Group) Howden Group Holdings Limited\nOne Creechurch Place, London, , (2)	Insurance	First lien senior secured loan	SR +	3.50%	02/2031	—%	146,000	145,270	146,015	1.4
Icefall Parent, Inc. (dba EngageSmart) 30 Braintree Hill Office Park Suite 101, Braintree, MA, 02184 (3)	Internet software and services	First lien senior secured loan	SR +	6.50%	01/2030	—%	28,869	28,304	28,291	0.3
Icefall Parent, Inc. (dba EngageSmart) 30 Braintree Hill Office Park Suite 101, Braintree, MA, 02184 (3)(12)	Internet software and services	First lien senior secured revolving loan	SR +	6.50%	01/2030	—%	—	(53)	(55)	—
Ideal Image Development, LLC 1 North Dale Mabry Highway, Tampa, FL, 33609 (5)	Specialty retail	First lien senior secured loan	SR +	6.50%	02/2029	—%	2,195	2,173	2,173	—
Ideal Image Development, LLC 1 North Dale Mabry Highway, Tampa, FL, 33609 (5)(12)	Specialty retail	First lien senior secured revolving loan	SR +	6.50%	02/2029	—%	366	366	359	—
Ideal Topco, L.P. 1 North Dale Mabry Highway, Tampa, FL, 33609	Specialty retail	Class A-1 Preferred Units		N/A	N/A	4.88%	3,658,537	3,659	3,659	—
Ideal Topco, L.P. 1 North Dale Mabry Highway, Tampa, FL, 33609	Specialty retail	Class A-2 Common Units		N/A	N/A	—%	3,109,756	—	—	—
Ideal Tridon Holdings, Inc. 8100 Tridon Drive, Smyrna, TN, 37167 (2)	Manufacturing	First lien senior secured loan	SR +	6.75%	04/2028	—%	91,542	89,219	89,940	0.9
Ideal Tridon Holdings, Inc. 8100 Tridon Drive, Smyrna, TN, 37167 (2)(12)	Manufacturing	First lien senior secured revolving loan	SR +	6.75%	04/2028	—%	—	(208)	(151)	—
IG Investments Holdings, LLC (dba Insight Global) 1224 Hammond Drive, Atlanta, GA, 30346 (3)	Human resource support services	First lien senior secured loan	SR +	6.00%	09/2028	—%	47,424	46,767	47,067	0.4
IG Investments Holdings, LLC (dba Insight Global) 1224 Hammond Drive, Atlanta, GA, 30346 (3)(12)	Human resource support services	First lien senior secured revolving loan	SR +	6.00%	09/2027	—%	—	(42)	(27)	—

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
IMA Financial Group, Inc. 430 East Douglas Avenue, Wichita, KS, 67201 (2)	Insurance	First lien senior secured loan	SR +	3.75%	11/2028	—%	70,439	70,126	70,495	0.7
IMO Investor Holdings, Inc. 9600 West Bryn Mawr Avenue, Rosemont, IL, 60018 (3)(12)	Healthcare technology	First lien senior secured revolving loan	SR +	6.00%	05/2028	—%	397	363	385	—
IMO Investor Holdings, Inc. 9600 West Bryn Mawr Avenue, Rosemont, IL, 60018 (4)	Healthcare technology	First lien senior secured loan	SR +	6.00%	05/2029	—%	20,533	20,208	20,431	0.2
IMO Investor Holdings, Inc. 9600 West Bryn Mawr Avenue, Rosemont, IL, 60018 (4)(12)	Healthcare technology	First lien senior secured delayed draw term loan	SR +	6.00%	05/2024	—%	2,053	1,999	2,043	—
Imprivata, Inc. 20 CityPoint 6th Floor, Waltham, MA, 02451 (3)	Healthcare technology	First lien senior secured loan	SR +	3.50%	12/2027	—%	10,423	10,423	10,423	0.1
Imprivata, Inc. 20 CityPoint 6th Floor, Waltham, MA, 02451 (3)	Healthcare technology	Second lien senior secured loan	SR +	6.25%	12/2028	—%	50,294	49,791	50,294	0.5
Indigo Buyer, Inc. (dba Inovar Packaging Group) 9001 Sterling Street, Irving, Dallas, TX, 75238 (3)	Containers and packaging	First lien senior secured loan	SR +	6.25%	05/2028	—%	112,458	111,607	112,178	1.1
Indigo Buyer, Inc. (dba Inovar Packaging Group) 9001 Sterling Street, Irving, Dallas, TX, 75238 (3)(12)	Containers and packaging	First lien senior secured revolving loan	SR +	6.25%	05/2028	—%	7,620	7,532	7,588	0.1
Indikami Bidco, LLC (dba IntegriChain) 8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA, 19103 (2)	Healthcare technology	First lien senior secured loan	SR +	6.50% (2.50% PIK)	12/2030	—%	37,616	36,795	37,052	0.4
Indikami Bidco, LLC (dba IntegriChain) 8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA, 19103 (2)(12)	Healthcare technology	First lien senior secured delayed draw term loan	SR +	6.00%	12/2025	—%	—	(51)	—	—
Indikami Bidco, LLC (dba IntegriChain) 8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA, 19103 (2)(12)	Healthcare technology	First lien senior secured revolving loan	SR +	6.00%	06/2030	—%	939	838	868	—
Innovation Ventures HoldCo, LLC (dba 5 Hour Energy) 38955 Hills Tech Drive, Farmington Hills, MI, 48331 (2)	Food and beverage	First lien senior secured loan	SR +	6.25%	03/2027	—%	275,000	271,742	272,939	2.6
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC) 302 South 4th Street, Manhattan, KS, 66502	Internet software and services	LP Interest		N/A	N/A	0.11%	989,292	989	1,068	—
Integrated Specialty Coverages, LLC 1811 Aston Avenue, Carlsbad, CA, 92008 (4)	Insurance	First lien senior secured loan	SR +	6.00%	07/2030	—%	54,963	54,194	54,413	0.5
Integrated Specialty Coverages, LLC 1811 Aston Avenue, Carlsbad, CA, 92008 (4)(12)	Insurance	First lien senior secured delayed draw term loan	SR +	6.00%	01/2025	—%	—	(72)	—	—
Integrated Specialty Coverages, LLC 1811 Aston Avenue, Carlsbad, CA, 92008 (4)(12)	Insurance	First lien senior secured revolving loan	SR +	6.00%	07/2029	—%	—	(79)	(59)	—
Integrity Marketing Acquisition, LLC 1445 Ross Avenue, Dallas, TX, 75202 (3)	Insurance	First lien senior secured loan	SR +	5.80%	08/2026	—%	55,034	54,930	55,034	0.5
Integrity Marketing Acquisition, LLC 1445 Ross Avenue, Dallas, TX, 75202 (3)	Insurance	First lien senior secured loan	SR +	6.05%	08/2026	—%	5,450	5,439	5,450	—

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Integrity Marketing Acquisition, LLC 1445 Ross Avenue, Dallas, TX, 75202 (3)	Insurance	First lien senior secured loan	SR +	6.00%	08/2026	—%	2,780	2,757	2,780	—
Integrity Marketing Acquisition, LLC 1445 Ross Avenue, Dallas, TX, 75202 (3)(12)	Insurance	First lien senior secured delayed draw term loan	SR +	6.00%	02/2025	—%	1,642	1,541	1,642	—
Integrity Marketing Acquisition, LLC 1445 Ross Avenue, Dallas, TX, 75202 (3)(12)	Insurance	First lien senior secured revolving loan	SR +	6.50%	08/2026	—%	—	(21)	—	—
Intelerad Medical Systems Incorporated 800 Boulevard de Maisonneuve East 12th floor, Montreal, Quebec H2L 4L8, Canada (3)	Healthcare technology	First lien senior secured loan	SR +	6.50%	08/2026	—%	29,701	29,492	28,884	0.3
Intelerad Medical Systems Incorporated 800 Boulevard de Maisonneuve East 12th floor, Montreal, Quebec H2L 4L8, Canada (3)	Healthcare technology	First lien senior secured revolving loan	SR +	6.50%	08/2026	—%	2,049	2,039	1,993	—
Interoperability Bidco, Inc. (dba Lyniate) 100 High Street, Boston, MA, 02110 (3)	Healthcare technology	First lien senior secured loan	SR +	7.00%	12/2026	—%	74,992	74,693	73,492	0.7
Interoperability Bidco, Inc. (dba Lyniate) 100 High Street, Boston, MA, 02110 (3)(12)	Healthcare technology	First lien senior secured revolving loan	SR +	7.00%	12/2024	—%	2,287	2,265	2,166	—
iSolved, Inc. 11215 N. Community House Rd Suite 800 , Charlotte, NC 28277 (2)	Human resource support services	First lien senior secured loan	SR +	4.00%	10/2030	—%	27,431	27,194	27,552	0.3
Ivanti Software, Inc. 10377 South Jordan Gateway, South Jordan, UT, 84095 (3)	Internet software and services	First lien senior secured loan	SR +	4.25%	12/2027	—%	12,934	12,067	12,084	0.1
Ivanti Software, Inc. 10377 South Jordan Gateway, South Jordan, UT, 84095 (3)	Internet software and services	Second lien senior secured loan	SR +	7.25%	12/2028	—%	19,000	18,929	16,293	0.2
Kaseya Inc. 701 Brickell Avenue, Miami, FL, 33131 (2)(12)	Business services	First lien senior secured revolving loan	SR +	5.50%	06/2029	—%	1,097	1,033	1,097	—
Kaseya Inc. 701 Brickell Avenue, Miami, FL, 33131 (3)	Business services	First lien senior secured loan	SR +	6.00% (2.50% PIK)	06/2029	—%	72,792	71,640	72,791	0.7
Kaseya Inc. 701 Brickell Avenue, Miami, FL, 33131 (3)	Business services	First lien senior secured delayed draw term loan	SR +	5.50%	06/2029	—%	269	267	269	—
Kaseya Inc. 701 Brickell Avenue, Miami, FL, 33131 (3)(12)	Business services	First lien senior secured delayed draw term loan	SR +	5.50%	06/2025	—%	—	(33)	—	—
KBP Brands, LLC 10950 Grandview Dr #300, Overland Park, KS, 66210 (3)	Food and beverage	First lien senior secured loan	SR +	5.50%	05/2027	—%	14,682	14,561	14,462	0.1
KBP Brands, LLC 10950 Grandview Dr #300, Overland Park, KS, 66210 (3)	Food and beverage	First lien senior secured delayed draw term loan	SR +	5.50%	05/2027	—%	33,690	33,436	33,184	0.3
KENE Acquisition, Inc. (dba Entrust Solutions Group) 28100 Torch Parkway, Suite 400\nWarrenville, Illinois 60555 USA, Warrenville, IL, 60555 (3)	Infrastructure and environmental services	First lien senior secured loan	SR +	5.25%	02/2031	—%	16,887	16,554	16,549	0.2
KENE Acquisition, Inc. (dba Entrust Solutions Group) 28100 Torch Parkway, Suite 400\nWarrenville, Illinois 60555 USA, Warrenville, IL, 60555 (3)(12)	Infrastructure and environmental services	First lien senior secured delayed draw term loan	SR +	5.25%	02/2026	—%	—	(73)	(75)	—

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
KENE Acquisition, Inc. (dba Entrust Solutions Group) 28100 Torch Parkway, Suite 400\nWarrenville, Illinois 60555 USA, Warrenville, IL, 60555 (3)(12)	Infrastructure and environmental services	First lien senior secured revolving loan	SR +	5.25%	02/2031	—%	—	(44)	(45)	—
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.) 701 Brickell Avenue, Miami, FL, 33131 (4)	Business services	Perpetual Preferred Stock	SR +	10.75% PIK	N/A	—%	53,600	62,692	63,630	0.6
KOBHG Holdings, L.P. (dba OB Hospitalist) 777 Lowndes Hill Road, Greenville, SC, 29607	Healthcare providers and services	Class A Interests		N/A	N/A	0.63%	3,520	3,520	3,104	—
KPCI Holdings, L.P. 3001 Red Lion Road, Philadelphia, PA, 19114	Healthcare equipment and services	Class A Units		N/A	N/A	0.34%	1,781	2,313	3,007	—
KPSKY Acquisition, Inc. (dba BluSky) 9110 East Nichols Avenue, Centennial, CO, 80112 (3)	Business services	First lien senior secured loan	SR +	5.25%	10/2028	—%	101,964	100,530	101,199	1.0
KPSKY Acquisition, Inc. (dba BluSky) 9110 East Nichols Avenue, Centennial, CO, 80112 (3)(12)	Business services	First lien senior secured delayed draw term loan	SR +	5.75%	11/2025	—%	73	16	73	—
KRIV Acquisition Inc. (dba Riveron) 2515 McKinney Avenue, Dallas, TX, 75201 (3)	Financial services	First lien senior secured loan	SR +	6.50%	07/2029	—%	81,092	78,875	79,470	0.8
KRIV Acquisition Inc. (dba Riveron) 2515 McKinney Avenue, Dallas, TX, 75201 (3)(12)	Financial services	First lien senior secured delayed draw term loan	SR +	6.50%	07/2025	—%	—	(160)	(61)	—
KRIV Acquisition Inc. (dba Riveron) 2515 McKinney Avenue, Dallas, TX, 75201 (3)(12)	Financial services	First lien senior secured revolving loan	SR +	6.50%	07/2029	—%	—	(288)	(219)	—
KUSRP Intermediate, Inc. (dba U.S. Retirement and Benefits Partners) 99 Wood Avenue South, Iselin, NJ, 08830 (3)	Insurance	First lien senior secured loan	SR +	10.50% PIK	07/2030	—%	14,499	14,352	14,499	0.1
KWOL Acquisition Inc. (dba Worldwide Clinical Trials) 600 Park Offices Drive, Research Triangle Park, NC, 27709	Healthcare providers and services	Class A Interest		N/A	N/A	0.89%	1,205	12,049	12,047	0.1
KWOL Acquisition Inc. (dba Worldwide Clinical Trials) 600 Park Offices Drive, Research Triangle Park, NC, 27709 (4)	Healthcare providers and services	First lien senior secured loan	SR +	6.25%	12/2029	—%	164,423	161,290	161,957	1.6
KWOL Acquisition Inc. (dba Worldwide Clinical Trials) 600 Park Offices Drive, Research Triangle Park, NC, 27709 (4)(12)	Healthcare providers and services	First lien senior secured revolving loan	SR +	6.25%	12/2029	—%	—	(419)	(335)	—
KWOR Acquisition, Inc. (dba Alacrity Solutions) 9725 WINDERMERE BLVD, FISHERS, IN, 46037 (2)	Insurance	First lien senior secured loan	SR +	5.25%	12/2028	—%	32,374	31,979	32,212	0.3
KWOR Acquisition, Inc. (dba Alacrity Solutions) 9725 WINDERMERE BLVD, FISHERS, IN, 46037 (2)(12)	Insurance	First lien senior secured revolving loan	SR +	5.25%	12/2027	—%	1,929	1,897	1,912	—
KWOR Acquisition, Inc. (dba Alacrity Solutions) 9725 WINDERMERE BLVD, FISHERS, IN, 46037 (2)(12)	Insurance	First lien senior secured delayed draw term loan	SR +	5.25%	06/2024	—%	2,377	2,293	2,365	—
Learning Care Group (US) No. 2 Inc. 21333 Haggerty Road, Novi, MI, 48375 (3)	Education	First lien senior secured loan	SR +	4.75%	08/2028	—%	22,388	22,062	22,383	0.2

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Level 3 Financing, Inc. 100 CenturyLink Drive, Monroe, LA, 71203 (3)	Telecommunications	First lien senior secured loan	SR +	1.75%	03/2027	—%	20,733	20,397	20,544	0.2
Level 3 Financing, Inc. 100 CenturyLink Drive, Monroe, LA, 71203 (3)	Telecommunications	First lien senior secured loan	SR +	6.56%	04/2029	—%	1,954	1,954	1,954	—
Level 3 Financing, Inc. 100 CenturyLink Drive, Monroe, LA, 71203 (3)	Telecommunications	First lien senior secured loan	SR +	6.56%	04/2030	—%	1,954	1,954	1,954	—
Lightbeam Bidco, Inc. (dba Lazer Spot) 6525 Shiloh Road, Alpharetta, GA, 30005 (3)	Transportation	First lien senior secured loan	SR +	6.25%	05/2030	—%	96,156	95,282	96,156	0.9
Lightbeam Bidco, Inc. (dba Lazer Spot) 6525 Shiloh Road, Alpharetta, GA, 30005 (3)	Transportation	First lien senior secured loan	SR +	5.50%	05/2030	—%	9,828	9,781	9,804	0.1
Lightbeam Bidco, Inc. (dba Lazer Spot) 6525 Shiloh Road, Alpharetta, GA, 30005 (3)	Transportation	First lien senior secured delayed draw term loan	SR +	6.25%	05/2030	—%	14,569	14,369	14,569	0.1
Lightbeam Bidco, Inc. (dba Lazer Spot) 6525 Shiloh Road, Alpharetta, GA, 30005 (3)(12)	Transportation	First lien senior secured delayed draw term loan	SR +	5.50%	11/2025	—%	19,706	19,499	19,657	0.2
Lightbeam Bidco, Inc. (dba Lazer Spot) 6525 Shiloh Road, Alpharetta, GA, 30005 (3)(12)	Transportation	First lien senior secured revolving loan	SR +	6.25%	05/2029	—%	1,558	1,459	1,558	—
Lignetics Investment Corp. 1075 East South Boulder Road, Louisville, CO, 80027 (3)	Consumer products	First lien senior secured loan	SR +	6.00%	11/2027	—%	96,964	96,120	96,722	0.9
Lignetics Investment Corp. 1075 East South Boulder Road, Louisville, CO, 80027 (3)(12)	Consumer products	First lien senior secured revolving loan	SR +	6.00%	10/2026	—%	1,529	1,455	1,501	—
LSI Financing 1 DAC Victoria Building, 1-2 Haddington Rd, Dublin, D04 XN32, Ireland, Dublin, ,	Pharmaceuticals	Preferred equity		N/A	N/A	—%	70,106,000	70,177	77,556	0.8
Maia Aggregator, LP 285 Fulton Street, New York, NY, 10007	Healthcare equipment and services	Class A-2 Units		N/A	N/A	1.72%	12,921,348	12,921	12,990	0.1
ManTech International Corporation 2251 Corporate Park Drive, Herndon, VA, 20171 (3)	Aerospace and defense	First lien senior secured loan	SR +	5.75%	09/2029	—%	13,598	13,370	13,598	0.1
ManTech International Corporation 2251 Corporate Park Drive, Herndon, VA, 20171 (3)(12)	Aerospace and defense	First lien senior secured delayed draw term loan	SR +	5.75%	09/2024	—%	1,187	1,150	1,187	—
ManTech International Corporation 2251 Corporate Park Drive, Herndon, VA, 20171 (3)(12)	Aerospace and defense	First lien senior secured revolving loan	SR +	5.75%	09/2028	—%	—	(27)	—	—
Mario Midco Holdings, Inc. (dba Len the Plumber) 1552 Ridgely Street, Baltimore, MD, 21230 (2)	Household products	Unsecured facility	SR +	10.75% PIK	04/2032	—%	28,998	28,412	28,853	0.3
Mario Purchaser, LLC (dba Len the Plumber) 1552 Ridgely Street, Baltimore, MD, 21230 (2)	Household products	First lien senior secured loan	SR +	5.75%	04/2029	—%	74,951	73,773	74,764	0.7
Mario Purchaser, LLC (dba Len the Plumber) 1552 Ridgely Street, Baltimore, MD, 21230 (2)(12)	Household products	First lien senior secured delayed draw term loan	SR +	5.75%	04/2024	—%	34,279	33,687	34,193	0.3
Mario Purchaser, LLC (dba Len the Plumber) 1552 Ridgely Street, Baltimore, MD, 21230 (2)(12)	Household products	First lien senior secured revolving loan	SR +	5.75%	04/2028	—%	—	(109)	(20)	—
Mavis Tire Express Services Topco Corp. 358 Saw Mill River Road, Millwood, NY, 10546 (2)	Automotive services	First lien senior secured loan	SR +	3.75%	05/2028	—%	22,246	22,246	22,262	0.2

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
MED ParentCo, LP 370 Houbolt Road, Joliet, IL, 60431 (2)	Healthcare providers and services	First lien senior secured loan	SR +	4.25%	08/2026	—%	22,481	22,219	22,424	0.2
Medline Borrower, LP Three Lakes Drive, Northfield, IL, 60093 (2)	Healthcare equipment and services	First lien senior secured loan	SR +	2.75%	10/2028	—%	22,317	22,317	22,366	0.2
Medline Borrower, LP Three Lakes Drive, Northfield, IL, 60093 (2)(12)	Healthcare equipment and services	First lien senior secured revolving loan	SR +	3.00%	10/2026	—%	—	—	—	—
MessageBird BidCo B.V. Trompenburgstraat 2C, 1079 TX Amsterdam, Netherlands (2)	Internet software and services	First lien senior secured loan	SR +	6.75%	05/2027	—%	1,833	1,810	1,833	—
MessageBird Holding B.V. Trompenburgstraat 2C, 1079 TX Amsterdam, Netherlands	Internet software and services	Extended Series C Warrants		N/A	N/A	—%	7,980	49	10	—
Metis HoldCo, Inc. (dba Mavis Tire Express Services) 358 Saw Mill River Road, Millwood, NY, 10546 (11)	Automotive services	Series A Convertible Preferred Stock		7.00% PIK	N/A	0.33%	10,769	12,922	13,177	0.1
MHE Intermediate Holdings, LLC (dba OnPoint Group) 3235 Levis Commons Boulevard, Perrysburg, OH, 43551 (3)	Manufacturing	First lien senior secured loan	SR +	6.00%	07/2027	—%	68,257	67,819	68,257	0.7
MHE Intermediate Holdings, LLC (dba OnPoint Group) 3235 Levis Commons Boulevard, Perrysburg, OH, 43551 (3)	Manufacturing	First lien senior secured loan	SR +	6.25%	07/2027	—%	7,147	7,043	7,147	0.1
MHE Intermediate Holdings, LLC (dba OnPoint Group) 3235 Levis Commons Boulevard, Perrysburg, OH, 43551 (3)(12)	Manufacturing	First lien senior secured revolving loan	SR +	6.00%	07/2027	—%	—	(20)	—	—
Milan Laser Holdings LLC 17645 Wright Street, Omaha, NE, 68130 (3)	Specialty retail	First lien senior secured loan	SR +	5.00%	04/2027	—%	20,165	20,051	20,165	0.2
Milan Laser Holdings LLC 17645 Wright Street, Omaha, NE, 68130 (3)(12)	Specialty retail	First lien senior secured revolving loan	SR +	5.00%	04/2026	—%	—	(14)	—	—
Minerva Holdco, Inc. 311 Arsenal Street, Watertown, MA, 02472 (11)	Healthcare technology	Series A Preferred Stock		10.75% PIK	N/A	—%	100,000	120,827	117,239	1.2
Ministry Brands Holdings, LLC 10133 Sherrill Boulevard, Knoxville, TN, 37932 (2)	Internet software and services	First lien senior secured loan	SR +	5.50%	12/2028	—%	48,446	47,727	47,477	0.5
Ministry Brands Holdings, LLC 10133 Sherrill Boulevard, Knoxville, TN, 37932 (2)	Internet software and services	First lien senior secured delayed draw term loan	SR +	5.50%	12/2028	—%	4,898	4,843	4,800	—
Ministry Brands Holdings, LLC 10133 Sherrill Boulevard, Knoxville, TN, 37932 (2)(12)	Internet software and services	First lien senior secured revolving loan	SR +	5.50%	12/2027	—%	475	415	380	—
Mister Car Wash Holdings, Inc. 222 East 5th Street, Tucson, AZ, 85705 (2)	Automotive services	First lien senior secured loan	SR +	3.00%	03/2031	—%	5,000	5,000	5,009	—
Mitnick Corporate Purchaser, Inc. 65 Blue Sky Drive, Burlington, MA, 01803 (10)(12)	Internet software and services	First lien senior secured revolving loan	P +	3.00%	05/2027	—%	—	5	—	—
MJH Healthcare Holdings, LLC 2 Clarke Drive, Cranbury, NJ, 08512 (2)	Healthcare providers and services	First lien senior secured loan	SR +	3.50%	01/2029	—%	19,600	19,542	19,514	0.2
Monotype Imaging Holdings Inc. 600 Unicorn Park Drive, Woburn, MA, 01801 (3)	Advertising and media	First lien senior secured loan	SR +	5.50%	02/2031	—%	168,328	167,076	167,015	1.6
Monotype Imaging Holdings Inc. 600 Unicorn Park Drive, Woburn, MA, 01801 (3)(12)	Advertising and media	First lien senior secured delayed draw term loan	SR +	5.50%	02/2026	—%	—	(52)	(4)	—

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Monotype Imaging Holdings Inc. 600 Unicorn Park Drive, Woburn, MA, 01801 (3)(12)	Advertising and media	First lien senior secured revolving loan	SR +	5.50%	02/2030	—%	—	(155)	(164)	—
Motus Group, LLC 60 South Street, Boston, MA, 02111 (3)	Transportation	Second lien senior secured loan	SR +	6.50%	12/2029	—%	10,000	9,922	9,900	0.1
Natural Partners, LLC 245 Cooper St Ottawa ON K2P 0G2 (3)	Healthcare providers and services	First lien senior secured loan	SR +	4.50%	11/2027	—%	67,814	66,874	67,814	0.7
Natural Partners, LLC 245 Cooper St Ottawa ON K2P 0G2 (3)(12)	Healthcare providers and services	First lien senior secured revolving loan	SR +	4.50%	11/2027	—%	—	(65)	—	—
Natus Medical, Inc. 3150 Pleasant View Road, Middleton, WI, 53562 (3)	Healthcare equipment and services	First lien senior secured loan	SR +	5.50%	07/2029	—%	494	465	462	—
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A. 21 Amflex Drive, Cranston, RI, 02921 (7)	Healthcare equipment and services	First lien senior secured EUR term loan	E +	5.50%	03/2031	—%	€60,541	59,792	59,633	0.6
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A. 21 Amflex Drive, Cranston, RI, 02921 (7)(12)	Healthcare equipment and services	First lien senior secured EUR delayed draw term loan	E +	5.50%	03/2027	—%	€—	(175)	(236)	—
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A. 21 Amflex Drive, Cranston, RI, 02921 (7)(12)	Healthcare equipment and services	First lien senior secured EUR revolving loan	E +	5.50%	03/2031	—%	€—	(65)	(77)	—
Nelipak Holding Company 21 Amflex Drive, Cranston, RI, 02921 (3)	Healthcare equipment and services	First lien senior secured loan	SR +	5.50%	03/2031	—%	30,612	30,154	30,153	0.3
Nelipak Holding Company 21 Amflex Drive, Cranston, RI, 02921 (3)(12)	Healthcare equipment and services	First lien senior secured delayed draw term loan	SR +	5.50%	03/2027	—%	—	(88)	(88)	—
Nelipak Holding Company 21 Amflex Drive, Cranston, RI, 02921 (3)(12)	Healthcare equipment and services	First lien senior secured revolving loan	SR +	5.50%	03/2031	—%	2,639	2,507	2,507	—
Neptune Holdings, Inc. (dba NexTech) 4221 West Boy Scout Boulevard, Tampa, FL, 33607 (4)	Healthcare providers and services	First lien senior secured loan	SR +	6.00%	08/2030	—%	30,805	30,079	30,189	0.3
Neptune Holdings, Inc. (dba NexTech) 4221 West Boy Scout Boulevard, Tampa, FL, 33607 (4)(12)	Healthcare providers and services	First lien senior secured revolving loan	SR +	6.00%	08/2029	—%	—	(94)	(82)	—
NMI Acquisitionco, Inc. (dba Network Merchants) 1450 American Lane, Schaumburg, IL, 60173 (2)	Financial services	First lien senior secured loan	SR +	5.75%	09/2028	—%	12,272	12,205	12,242	0.1
NMI Acquisitionco, Inc. (dba Network Merchants) 1450 American Lane, Schaumburg, IL, 60173 (2)(12)	Financial services	First lien senior secured revolving loan	SR +	5.75%	09/2028	—%	—	(3)	(1)	—
Notorious Topco, LLC (dba Beauty Industry Group) 1250 North Flyer Way, Salt Lake City, UT, 84116 (3)	Specialty retail	First lien senior secured loan	SR +	6.75%	11/2027	—%	221,735	219,378	208,985	2.1
Notorious Topco, LLC (dba Beauty Industry Group) 1250 North Flyer Way, Salt Lake City, UT, 84116 (3)	Specialty retail	First lien senior secured delayed draw term loan	SR +	6.75%	11/2027	—%	5,189	5,137	4,891	—
Notorious Topco, LLC (dba Beauty Industry Group) 1250 North Flyer Way, Salt Lake City, UT, 84116 (3)(12)	Specialty retail	First lien senior secured revolving loan	SR +	6.75%	05/2027	—%	1,761	1,715	1,457	—

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Nouryon Finance B.V. Haaksbergweg 881101 BR Amsterdam, Netherlands (2)	Chemicals	First lien senior secured loan	SR +	4.00%	04/2028	—%	2,978	2,971	2,982	—
Nouryon Finance B.V. Haaksbergweg 881101 BR Amsterdam, Netherlands (3)	Chemicals	First lien senior secured loan	SR +	4.00%	10/2025	—%	15,891	15,706	15,930	0.2
OAC Holdings I Corp. (dba Omega Holdings) 1937 North East Loop 410, San Antonio, TX, 78217 (2)	Automotive aftermarket	First lien senior secured loan	SR +	5.00%	03/2029	—%	9,027	8,887	8,914	0.1
OAC Holdings I Corp. (dba Omega Holdings) 1937 North East Loop 410, San Antonio, TX, 78217 (2)(12)	Automotive aftermarket	First lien senior secured revolving loan	SR +	5.00%	03/2028	—%	551	517	519	—
OB Hospitalist Group, Inc. 777 Lowndes Hill Road, Greenville, SC, 29607 (2)(12)	Healthcare providers and services	First lien senior secured revolving loan	SR +	5.50%	09/2027	—%	3,091	2,998	3,011	—
OB Hospitalist Group, Inc. 777 Lowndes Hill Road, Greenville, SC, 29607 (3)	Healthcare providers and services	First lien senior secured loan	SR +	5.50%	09/2027	—%	60,266	59,492	59,664	0.6
Ocala Bidco, Inc. 4321 Collington Road, Bowie, MD, 20716 (3)	Healthcare technology	First lien senior secured loan	SR +	6.25% (2.75% PIK)	11/2028	—%	84,205	82,778	83,153	0.8
Ocala Bidco, Inc. 4321 Collington Road, Bowie, MD, 20716 (3)	Healthcare technology	Second lien senior secured loan	SR +	10.50% PIK	11/2033	—%	51,297	50,611	50,784	0.5
Ocala Bidco, Inc. 4321 Collington Road, Bowie, MD, 20716 (3)(12)	Healthcare technology	First lien senior secured delayed draw term loan	SR +	6.25% (2.75% PIK)	05/2024	—%	3,966	3,848	3,917	—
OCIC SLF LLC (fka Blue Owl Credit Income Senior Loan Fund LLC) 399 Park Avenue, New York, NY, 10022	Joint ventures	LLC Interest		N/A	N/A	—%	296,433	296,433	305,676	3.0
Olaplex, Inc. 1187 Coast Village Road, Santa Barbara, CA, 93108 (2)	Consumer products	First lien senior secured loan	SR +	3.50%	02/2029	—%	49,058	48,414	45,389	0.4
Ole Smoky Distillery, LLC 903 Parkway, Gatlinburg, TN, 37738 (2)	Food and beverage	First lien senior secured loan	SR +	5.50%	03/2028	—%	30,400	29,942	30,096	0.3
Ole Smoky Distillery, LLC 903 Parkway, Gatlinburg, TN, 37738 (2)(12)	Food and beverage	First lien senior secured revolving loan	SR +	5.25%	03/2028	—%	—	(44)	(33)	—
Omnia Partners, LLC 5001 Aspen Grove Drive, Franklin, TN, 37067 (3)	Professional services	First lien senior secured loan	SR +	3.75%	07/2030	—%	2,993	2,993	3,004	—
OneDigital Borrower LLC 12025 Tricon Road, Cincinnati, OH, 45246 (2)	Financial services	First lien senior secured loan	SR +	4.25%	11/2027	—%	7,462	7,411	7,453	0.1
OneOncology LLC 1301 West Colonial Drive, Orlando, FL, 32804 (3)	Healthcare providers and services	First lien senior secured loan	SR +	6.25%	06/2030	—%	70,988	70,009	70,988	0.7
OneOncology LLC 1301 West Colonial Drive, Orlando, FL, 32804 (3)(12)	Healthcare providers and services	First lien senior secured revolving loan	SR +	6.25%	06/2029	—%	—	(185)	—	—
OneOncology LLC 1301 West Colonial Drive, Orlando, FL, 32804 (3)(12)	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	6.25%	12/2024	—%	9,275	9,012	9,275	0.1
Orange Blossom Parent, Inc. 9600 West Bryn Mawr Avenue, Rosemont, IL, 60018	Healthcare technology	Common Equity		N/A	N/A	—%	16,667	1,667	1,664	—

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Oranje Holdco, Inc. (dba KnowBe4) 33 North Garden Avenue, Clearwater, FL, 33755 (3)	Internet software and services	First lien senior secured loan	SR +	7.50%	02/2029	—%	81,182	80,136	80,776	0.8
Oranje Holdco, Inc. (dba KnowBe4) 33 North Garden Avenue, Clearwater, FL, 33755 (3)(12)	Internet software and services	First lien senior secured revolving loan	SR +	7.50%	02/2029	—%	—	(123)	(51)	—
Osmose Utilities Services, Inc. 465 West Business Park Drive, Peachtree City, GA, 30269 (2)	Infrastructure and environmental services	First lien senior secured loan	SR +	3.25%	06/2028	—%	13,777	13,703	13,570	0.1
Pacific BidCo Inc. Otto-Hahn-Stra?e , 68723 Plankstadt, Germany, 68723 Plankstadt, NE, 68723 (4)	Healthcare providers and services	First lien senior secured loan	SR +	5.75% (3.20% PIK)	08/2029	—%	163,958	160,638	162,729	1.6
Pacific BidCo Inc. Otto-Hahn-Stra?e , 68723 Plankstadt, Germany, 68723 Plankstadt, NE, 68723 (4)(12)	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	5.75%	08/2025	—%	—	(171)	—	—
Packaging Coordinators Midco, Inc. 3001 Red Lion Road, Philadelphia, PA, 19114 (3)	Healthcare equipment and services	First lien senior secured loan	SR +	3.50%	11/2027	—%	39,611	39,371	39,663	0.4
Packers Holdings, LLC Post Office Box 340, Jamestown, WI, 53812 (2)	Business services	First lien senior secured loan	SR +	3.25%	03/2028	—%	16,534	16,443	10,479	0.1
Park Place Technologies, LLC 5910 Landerbrook Drive | Cleveland, OH | 44124, Cleveland, OH, 44124 (2)	Telecommunications	First lien senior secured loan	SR +	5.25%	03/2031	—%	86,393	85,531	85,529	0.8
Park Place Technologies, LLC 5910 Landerbrook Drive | Cleveland, OH | 44124, Cleveland, OH, 44124 (2)(12)	Telecommunications	First lien senior secured delayed draw term loan	SR +	5.25%	09/2025	—%	—	(67)	(67)	—
Park Place Technologies, LLC 5910 Landerbrook Drive | Cleveland, OH | 44124, Cleveland, OH, 44124 (2)(12)	Telecommunications	First lien senior secured revolving loan	SR +	5.25%	03/2030	—%	—	(101)	(101)	—
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.) 247 Station Dr, Westwood, MA 02090, Westwood, MA, 02090 (3)	Healthcare equipment and services	First lien senior secured loan	SR +	5.50%	01/2028	—%	40,829	40,400	40,829	0.4
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.) 247 Station Dr, Westwood, MA 02090, Westwood, MA, 02090 (3)(12)	Healthcare equipment and services	First lien senior secured delayed draw term loan	SR +	5.25%	08/2025	—%	—	(83)	—	—
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.) 247 Station Dr, Westwood, MA 02090, Westwood, MA, 02090 (3)(12)	Healthcare equipment and services	First lien senior secured revolving loan	SR +	5.50%	01/2028	—%	—	(1)	—	—
Patriot Holdings SCSp (dba Corza Health, Inc.) 247 Station Dr, Westwood, MA 02090, Westwood, MA, 02090	Healthcare equipment and services	Class B Units		N/A	N/A	13.53%	982	164	238	—
Patriot Holdings SCSp (dba Corza Health, Inc.) 247 Station Dr, Westwood, MA 02090, Westwood, MA, 02090 (11)	Healthcare equipment and services	Class A Units		8.00% PIK	N/A	13.53%	13,517	1,278	1,278	—
PCF Holdco, LLC (dba PCF Insurance Services) 2500 West Executive Parkway, Lehi, UT, 84043	Insurance	Class A Unit Warrants		N/A	N/A	0.29%	1,503,286	5,129	4,722	—
PCF Holdco, LLC (dba PCF Insurance Services) 2500 West Executive Parkway, Lehi, UT, 84043	Insurance	Class A Units		N/A	N/A	1.17%	6,047,390	15,336	26,657	0.3

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
PCF Holdco, LLC (dba PCF Insurance Services) 2500 West Executive Parkway, Lehi, UT, 84043 (11)	Insurance	Series A Preferred Units		15.00% PIK	N/A	—%	19,423	16,027	17,074	0.2
PCF Midco II, LLC (dba PCF Insurance Services) 2500 West Executive Parkway, Lehi, UT, 84043 (11)	Insurance	First lien senior secured loan		9.00% PIK	10/2031	—%	55,104	51,555	51,523	0.5
PDI TA Holdings, Inc. 11675 Rainwater Drive, Alpharetta, GA, 30009 (2)	Internet software and services	First lien senior secured loan	SR +	5.50%	02/2031	—%	57,640	56,789	56,775	0.6
PDI TA Holdings, Inc. 11675 Rainwater Drive, Alpharetta, GA, 30009 (2)(12)	Internet software and services	First lien senior secured delayed draw term loan	SR +	5.50%	02/2026	—%	—	(213)	(218)	—
PDI TA Holdings, Inc. 11675 Rainwater Drive, Alpharetta, GA, 30009 (2)(12)	Internet software and services	First lien senior secured revolving loan	SR +	5.50%	02/2031	—%	—	(96)	(98)	—
Pediatric Associates Holding Company, LLC 9611 West Broward Boulevard, Plantation, FL, 33324 (2)	Healthcare providers and services	First lien senior secured loan	SR +	3.25%	12/2028	—%	32,476	31,388	28,660	0.3
Pediatric Associates Holding Company, LLC 9611 West Broward Boulevard, Plantation, FL, 33324 (2)	Healthcare providers and services	First lien senior secured loan	SR +	4.50%	12/2028	—%	27,625	26,564	25,139	0.2
Pegasus BidCo B.V. Fascinatio Boulevard 270, Rotterdam, , (3)	Food and beverage	First lien senior secured loan	SR +	3.75%	07/2029	—%	16,603	16,603	16,603	0.2
Peraton Corp. 1875 Explorer Street, Herndon, VA, 20170 (2)	Aerospace and defense	First lien senior secured loan	SR +	3.75%	02/2028	—%	22,471	22,441	22,428	0.2
Peraton Corp. 1875 Explorer Street, Herndon, VA, 20170 (3)	Aerospace and defense	Second lien senior secured loan	SR +	7.75%	02/2029	—%	4,831	4,781	4,839	—
Perforce Software, Inc. 400 First Avenue North, Minneapolis, MN, 55401 (2)	Internet software and services	First lien senior secured loan	SR +	4.50%	07/2026	—%	14,738	14,521	14,738	0.1
Perforce Software, Inc. 400 First Avenue North, Minneapolis, MN, 55401 (2)	Internet software and services	First lien senior secured loan	SR +	4.75%	07/2026	—%	5,000	4,975	5,000	—
PERKINELMER U.S. LLC 710 Bridgeport Ave, Shelton, CT, 06484 (2)	Healthcare equipment and services	First lien senior secured loan	SR +	6.75%	03/2029	—%	77,509	76,160	77,509	0.8
PERKINELMER U.S. LLC 710 Bridgeport Ave, Shelton, CT, 06484 (2)	Healthcare equipment and services	First lien senior secured loan	SR +	5.75%	03/2029	—%	35,208	34,868	35,032	0.3
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services) 2500 West Executive Parkway, Lehi, UT, 84043 (2)	Insurance	First lien senior secured loan	SR +	6.00%	11/2028	—%	184,419	182,858	184,419	1.9
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services) 2500 West Executive Parkway, Lehi, UT, 84043 (2)(12)	Insurance	First lien senior secured revolving loan	SR +	6.00%	11/2027	—%	—	(15)	—	—
PetVet Care Centers, LLC One Gorham Island Road, Westport, CT, 06880 (2)	Healthcare providers and services	First lien senior secured loan	SR +	6.00%	11/2030	—%	242,358	240,025	241,146	2.4
PetVet Care Centers, LLC One Gorham Island Road, Westport, CT, 06880 (2)(12)	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	6.00%	11/2025	—%	—	(150)	—	—
PetVet Care Centers, LLC One Gorham Island Road, Westport, CT, 06880 (2)(12)	Healthcare providers and services	First lien senior secured revolving loan	SR +	6.00%	11/2029	—%	—	(336)	(166)	—

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Phoenix Newco, Inc. (dba Parexel) 2520 Meridian Parkway, Durham, NC, 27713 (2)	Healthcare providers and services	First lien senior secured loan	SR +	3.25%	11/2028	—%	69,473	69,278	69,605	0.7
Physician Partners, LLC 601 South Harbour Island Boulevard, Tampa, FL, 33602 (3)	Healthcare providers and services	First lien senior secured loan	SR +	4.00%	12/2028	—%	27,243	26,449	20,195	0.2
Physician Partners, LLC 601 South Harbour Island Boulevard, Tampa, FL, 33602 (3)	Healthcare providers and services	First lien senior secured loan	SR +	5.50%	12/2028	—%	124,688	118,458	97,880	1.0
Picard Holdco, Inc. 851 Cypress Creek Road, Fort Lauderdale, FL, 33309 (3)	Internet software and services	Series A Preferred Stock	SR +	12.00% PIK	N/A	—%	44,040	46,572	50,796	0.5
Pike Corp. 100 Pike Way, Mount Airy, NC, 27030 (2)	Energy equipment and services	First lien senior secured loan	SR +	3.00%	01/2028	—%	5,991	5,979	6,007	0.1
Ping Identity Holding Corp. 1001 17th Street, Denver, CO, 80202 (2)	Business services	First lien senior secured loan	SR +	7.00%	10/2029	—%	21,818	21,540	21,818	0.2
Ping Identity Holding Corp. 1001 17th Street, Denver, CO, 80202 (2)(12)	Business services	First lien senior secured revolving loan	SR +	7.00%	10/2028	—%	—	(25)	—	—
Plasma Buyer LLC (dba Pathgroup) 5301 Virginia Way, Brentwood, TN, 37027 (3)	Healthcare providers and services	First lien senior secured loan	SR +	5.75%	05/2029	—%	108,480	106,761	106,582	1.0
Plasma Buyer LLC (dba Pathgroup) 5301 Virginia Way, Brentwood, TN, 37027 (3)(12)	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	5.75%	09/2025	—%	816	778	777	—
Plasma Buyer LLC (dba Pathgroup) 5301 Virginia Way, Brentwood, TN, 37027 (3)(12)	Healthcare providers and services	First lien senior secured revolving loan	SR +	5.75%	05/2028	—%	7,342	7,174	7,128	0.1
Pluralsight, LLC 42 Future Way, Draper, UT, 84020 (3)	Education	First lien senior secured loan	SR +	8.00%	04/2027	—%	6,255	6,217	5,223	0.1
Pluralsight, LLC 42 Future Way, Draper, UT, 84020 (3)	Education	First lien senior secured revolving loan	SR +	8.00%	04/2027	—%	392	390	327	—
PointClickCare Technologies Inc. 5570 Explorer DrMississauga, ON L4W 0C4, Canada (3)	Healthcare technology	First lien senior secured loan	SR +	4.00%	12/2027	—%	19,600	19,395	19,600	0.2
POLARIS PURCHASER, INC. (dba Plusgrade) 1130 Sherbrooke Street West, Montreal, , (3)	Business services	First lien senior secured loan	SR +	4.50%	03/2031	—%	27,500	27,230	27,225	0.3
Power Stop, LLC 6112 West 73rd Street, Bedford Park, IL, 60638 (3)	Automotive aftermarket	First lien senior secured loan	SR +	4.75%	01/2029	—%	29,398	29,178	26,752	0.3
PPT Holdings III, LLC (dba Park Place Technologies) 5910 Landerbrook Drive | Cleveland, OH | 44124, Cleveland, OH, 44124 (11)	Telecommunications	First lien senior secured loan		12.75% PIK	03/2034	—%	27,500	26,813	26,813	0.3
PPV Intermediate Holdings, LLC 141 Longwater Drive, Hingham, MA, 02061 (3)	Healthcare providers and services	First lien senior secured loan	SR +	5.75%	08/2029	—%	163,397	160,684	161,354	1.6
PPV Intermediate Holdings, LLC 141 Longwater Drive, Hingham, MA, 02061 (3)(12)	Healthcare providers and services	First lien senior secured revolving loan	SR +	5.75%	08/2029	—%	—	(183)	(148)	—
PPV Intermediate Holdings, LLC 141 Longwater Drive, Hingham, MA, 02061 (3)(12)	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	6.00%	09/2025	—%	—	(46)	(25)	—
Pregis Topco LLC 227 West Monroe Street, Chicago, IL, 60606 (2)	Containers and packaging	First lien senior secured loan	SR +	3.75%	07/2026	—%	16,871	16,699	16,886	0.2

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Pregis Topco LLC 227 West Monroe Street, Chicago, IL, 60606 (2)	Containers and packaging	Second lien senior secured loan	SR +	6.75%	08/2029	—%	30,000	30,000	30,000	0.3
Pregis Topco LLC 227 West Monroe Street, Chicago, IL, 60606 (2)	Containers and packaging	Second lien senior secured loan	SR +	7.75%	08/2029	—%	2,500	2,500	2,500	—
Premise Health Holding Corp. 5500 Maryland Way, Brentwood, TN, 37027 (3)	Healthcare providers and services	First lien senior secured loan	SR +	5.50%	03/2031	—%	70,659	69,609	69,599	0.7
Premise Health Holding Corp. 5500 Maryland Way, Brentwood, TN, 37027 (3)(12)	Healthcare providers and services	First lien senior secured revolving loan	SR +	5.50%	03/2030	—%	—	(121)	(123)	—
Pro Mach Group, Inc. 50 East Rivercenter Boulevard, Covington, KY, 41011 (2)	Manufacturing	First lien senior secured loan	SR +	3.75%	08/2028	—%	30,319	30,319	30,410	0.3
ProAmpac PG Borrower LLC 12025 Tricon Road, Cincinnati, OH, 45246 (3)	Containers and packaging	First lien senior secured loan	SR +	4.00%	09/2028	—%	39,413	39,413	39,432	0.4
Project Alpha Intermediate Holding, Inc. (dba Qlik) 211 South Gulph Road, King of Prussia, PA, 19406 (3)	Internet software and services	First lien senior secured loan	SR +	4.75%	10/2030	—%	77,000	75,460	77,362	0.8
Project Alpine Co-Invest Fund, LP 50 Hawthorne Street, San Francisco, CA, 94105	Internet software and services	LP Interest		N/A	N/A	0.21%	17,000,000	17,010	20,089	0.2
Project Hotel California Co-Invest Fund, L.P. 11120 Four Points Drive, Austin, TX, 78726	Internet software and services	LP Interest		N/A	N/A	0.06%	3,522	3,525	4,046	—
Project Ruby Ultimate Parent Corp. (dba Wellsky) 11300 Switzer Road, Overland Park, KS, 66210 (2)	Healthcare technology	First lien senior secured loan	SR +	3.25%	03/2028	—%	19,738	19,331	19,698	0.2
Project Ruby Ultimate Parent Corp. (dba Wellsky) 11300 Switzer Road, Overland Park, KS, 66210 (2)	Healthcare technology	First lien senior secured loan	SR +	3.50%	03/2028	—%	75,000	74,625	75,000	0.7
Proofpoint, Inc. 925 West Maude Avenue, Sunnyvale, CA, 94085 (2)	Internet software and services	First lien senior secured loan	SR +	3.25%	08/2028	—%	91,873	91,097	91,873	0.9
QAD, Inc. 100 Innovation Place, Santa Barbara, CA, 93108 (2)	Internet software and services	First lien senior secured loan	SR +	5.38%	11/2027	—%	45,570	44,968	45,228	0.4
QAD, Inc. 100 Innovation Place, Santa Barbara, CA, 93108 (2)(12)	Internet software and services	First lien senior secured revolving loan	SR +	6.00%	11/2027	—%	—	(72)	(45)	—
Quartz Acquireco, LLC (dba Qualtrics) 333 West River Park Drive, Provo, UT, 84604 (3)	Internet software and services	First lien senior secured loan	SR +	3.50%	06/2030	—%	9,950	9,862	9,963	0.1
Quva Pharma, Inc. 3 Sugar Creek Center Boulevard, Sugar Land, TX, 77478 (3)	Healthcare providers and services	First lien senior secured loan	SR +	5.50%	04/2028	—%	4,432	4,346	4,421	—
Quva Pharma, Inc. 3 Sugar Creek Center Boulevard, Sugar Land, TX, 77478 (3)(12)	Healthcare providers and services	First lien senior secured revolving loan	SR +	5.50%	04/2026	—%	91	85	90	—
RealPage, Inc. 2201 Lakeside Boulevard, Richardson, TX, 75082 (2)	Buildings and real estate	Second lien senior secured loan	SR +	6.50%	04/2029	—%	27,500	27,198	27,202	0.3
RealPage, Inc. 2201 Lakeside Boulevard, Richardson, TX, 75082 (2)	Buildings and real estate	First lien senior secured loan	SR +	3.00%	04/2028	—%	14,023	14,011	13,633	0.1
Relativity ODA LLC 231 South LaSalle Street, Chicago, IL, 60604 (2)	Professional services	First lien senior secured loan	SR +	6.50%	05/2027	—%	5,094	5,056	5,094	0.1

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Relativity ODA LLC 231 South LaSalle Street, Chicago, IL, 60604 (2)(12)	Professional services	First lien senior secured revolving loan	SR +	6.50%	05/2027	—%	—	(3)	—	—
Renaissance Learning, Inc. 2911 Peach Street Wisconsin Rapids, WI 54494, Wisconsin Rapids, WI, 54494 (2)	Education	First lien senior secured loan	SR +	4.25%	04/2030	—%	31,361	31,343	31,402	0.3
Resonetics, LLC 26 Whipple Street, Nashua, NH, 03060 (3)	Healthcare equipment and services	First lien senior secured loan	SR +	6.00%	04/2028	—%	55,219	53,707	55,219	0.5
Resonetics, LLC 26 Whipple Street, Nashua, NH, 03060 (3)	Healthcare equipment and services	First lien senior secured loan	SR +	4.00%	04/2028	—%	15,395	15,303	15,409	0.2
Rhea Acquisition Holdings, LP 1 Technology Circle, Columbia, SC, 29203	Healthcare equipment and services	Series A-2 Units		N/A	N/A	—%	11,964,286	11,964	16,154	0.2
Rhea Parent, Inc. 1 Technology Circle, Columbia, SC, 29203 (3)	Healthcare equipment and services	First lien senior secured loan	SR +	5.50%	02/2029	—%	76,407	75,242	76,407	0.8
Ring Container Technologies Group, LLC 1 Industrial Park Road, Oakland, TN, 38060 (2)	Containers and packaging	First lien senior secured loan	SR +	3.50%	08/2028	—%	16,045	16,007	16,073	0.2
Romulus Intermediate Holdings 1 Inc. (dba PetVet Care Centers) One Gorham Island Road, Westport, CT, 06880 (11)	Healthcare providers and services	Series A Preferred Stock		15.00% PIK	N/A	—%	28,403,207	27,885	27,835	0.3
Rushmore Investment III LLC (dba Winland Foods) 2015 Spring Rd suite 400, Oak Brook, IL 60523, Oak Brook, IL, 60523 (3)	Food and beverage	First lien senior secured loan	SR +	6.00%	10/2030	—%	317,200	312,341	314,028	3.1
Sailpoint Technologies Holdings, Inc. 11120 Four Points Drive, Austin, TX, 78726 (3)	Internet software and services	First lien senior secured loan	SR +	6.00%	08/2029	—%	59,880	58,832	59,730	0.6
Sailpoint Technologies Holdings, Inc. 11120 Four Points Drive, Austin, TX, 78726 (3)(12)	Internet software and services	First lien senior secured revolving loan	SR +	6.00%	08/2028	—%	—	(83)	(14)	—
Saphilux S.a.r.L. (dba IQ-EQ) 412F, Route D'esch, Luxembourg City, , (3)	Financial services	First lien senior secured loan	SR +	4.00%	07/2028	—%	24,439	24,439	24,500	0.2
Securonix, Inc. 5080 Spectrum Drive, Addison, TX, 75001 (3)	Internet software and services	First lien senior secured loan	SR +	6.00%	04/2028	—%	29,661	29,444	27,288	0.3
Securonix, Inc. 5080 Spectrum Drive, Addison, TX, 75001 (3)(12)	Internet software and services	First lien senior secured revolving loan	SR +	6.00%	04/2028	—%	—	(36)	(427)	—
Sedgwick Claims Management Services, Inc. 8125 Sedgwick Way, Memphis, TN, 38125 (2)	Internet software and services	First lien senior secured loan	SR +	3.75%	02/2028	—%	9,900	9,734	9,914	0.1
Sensor Technology Topco, Inc. (dba Humanetics) 23300 Haggerty Road, Farmington Hills, MI, 48335 (2)(12)	Professional services	First lien senior secured revolving loan	SR +	6.50%	05/2026	—%	11,942	11,833	11,942	0.1
Sensor Technology Topco, Inc. (dba Humanetics) 23300 Haggerty Road, Farmington Hills, MI, 48335 (3)	Professional services	First lien senior secured loan	SR +	7.00% (2.00% PIK)	05/2026	—%	234,302	233,026	234,302	2.3
Sensor Technology Topco, Inc. (dba Humanetics) 23300 Haggerty Road, Farmington Hills, MI, 48335 (7)	Professional services	First lien senior secured EUR term loan	E +	7.25% (2.25% PIK)	05/2026	—%	€42,259	45,655	45,640	0.4
Severin Acquisition, LLC (dba Powerschool) 150 Parkshore Drive, Folsom, CA, 95630 (3)	Education	First lien senior secured loan	SR +	3.00%	08/2025	—%	14,705	14,640	14,727	0.1

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Simplisafe Holding Corporation 294 Washington Street, Boston, MA, 02108 (2)	Household products	First lien senior secured loan	SR +	6.25%	05/2028	—%	126,148	124,281	125,833	1.2
Simplisafe Holding Corporation 294 Washington Street, Boston, MA, 02108 (2)(12)	Household products	First lien senior secured delayed draw term loan	SR +	6.25%	05/2024	—%	4,248	4,102	4,237	—
Sitecore Holding III A/S 101 California Street\nFloor 16, San Francisco, CA, 94111 (4)	Internet software and services	First lien senior secured loan	SR +	7.25% (4.25% PIK)	03/2029	—%	24,103	23,931	24,043	0.2
Sitecore Holding III A/S 101 California Street\nFloor 16, San Francisco, CA, 94111 (8)	Internet software and services	First lien senior secured EUR term loan	E +	7.25% (4.25% PIK)	03/2029	—%	€23,489	24,575	25,305	0.2
Sitecore USA, Inc. 101 California Street\nFloor 16, San Francisco, CA, 94111 (4)	Internet software and services	First lien senior secured loan	SR +	7.25% (4.25% PIK)	03/2029	—%	3,998	3,969	3,988	—
Smarsh Inc. 851 Southwest 6th Avenue, Portland, OR, 97204 (2)(12)	Financial services	First lien senior secured revolving loan	SR +	5.75%	02/2029	—%	332	326	332	—
Smarsh Inc. 851 Southwest 6th Avenue, Portland, OR, 97204 (3)	Financial services	First lien senior secured loan	SR +	5.75%	02/2029	—%	83,048	82,412	83,048	0.8
Smarsh Inc. 851 Southwest 6th Avenue, Portland, OR, 97204 (3)(12)	Financial services	First lien senior secured delayed draw term loan	SR +	5.75%	02/2025	—%	10,381	10,227	10,381	0.1
Sonny's Enterprises, LLC 5870 Hiatus Road, Tamarac, FL, 33321 (3)	Manufacturing	First lien senior secured loan	SR +	6.75%	08/2028	—%	129,906	128,216	129,906	1.3
Sonny's Enterprises, LLC 5870 Hiatus Road, Tamarac, FL, 33321 (3)(12)	Manufacturing	First lien senior secured revolving loan	SR +	6.75%	08/2027	—%	—	(297)	—	—
Sonny's Enterprises, LLC 5870 Hiatus Road, Tamarac, FL, 33321 (3)(12)	Manufacturing	First lien senior secured delayed draw term loan	SR +	6.75%	11/2024	—%	16,599	16,270	16,599	0.2
Sophia, L.P. 2003 Edmund Halley Drive, Reston, VA, 20191 (2)	Education	First lien senior secured loan	SR +	3.50%	10/2029	—%	47,961	47,902	48,143	0.5
Sophos Holdings, LLC Abingdon Science Park Abingdon OX14 3YP United Kingdom (2)	Internet software and services	First lien senior secured loan	SR +	3.50%	03/2027	—%	19,876	19,835	19,902	0.2
Southern Air & Heat Holdings, LLC 485 North Keller Road, Maitland, FL, 32751 (3)	Household products	First lien senior secured loan	SR +	4.75%	10/2027	—%	1,066	1,055	1,060	—
Southern Air & Heat Holdings, LLC 485 North Keller Road, Maitland, FL, 32751 (3)(12)	Household products	First lien senior secured revolving loan	SR +	4.75%	10/2027	—%	62	60	61	—
Southern Air & Heat Holdings, LLC 485 North Keller Road, Maitland, FL, 32751 (4)	Household products	First lien senior secured delayed draw term loan	SR +	4.75%	10/2027	—%	1,112	1,102	1,106	—
Southern Air & Heat Holdings, LLC 485 North Keller Road, Maitland, FL, 32751 (4)(12)	Household products	First lien senior secured delayed draw term loan	SR +	5.25%	10/2027	—%	7,448	6,396	7,448	0.1
Sovos Compliance, LLC 200 Ballardvale Street, Wilmington, MA, 01887 (2)	Professional services	First lien senior secured loan	SR +	4.50%	08/2028	—%	28,970	28,537	28,677	0.3
Spotless Brands, LLC 1 Mid America Plaza Suite 210, Chicago, IL, 60181 (2)	Automotive services	First lien senior secured loan	SR +	6.50%	07/2028	—%	53,758	52,928	53,624	0.4
Spotless Brands, LLC 1 Mid America Plaza Suite 210, Chicago, IL, 60181 (2)(12)	Automotive services	First lien senior secured revolving loan	SR +	6.50%	07/2028	—%	—	(21)	(4)	—

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.) 1615 West Chester Pike, West Chester, PA, 19382 (3)	Education	First lien senior secured loan	SR +	4.50%	10/2030	—%	15,299	15,138	15,353	0.2
SRS Distribution, Inc. 7440 State Highway 121, McKinney, TX, 75070 (2)	Distribution	First lien senior secured loan	SR +	3.50%	06/2028	—%	23,833	23,642	23,972	0.2
Summit Acquisition Inc. (dba K2 Insurance Services) 11452 El Camino Real, San Diego, CA, 92130 (3)	Insurance	First lien senior secured loan	SR +	6.75%	05/2030	—%	50,347	48,971	49,844	0.5
Summit Acquisition Inc. (dba K2 Insurance Services) 11452 El Camino Real, San Diego, CA, 92130 (3)(12)	Insurance	First lien senior secured delayed draw term loan	SR +	6.75%	11/2024	—%	—	(160)	—	—
Summit Acquisition Inc. (dba K2 Insurance Services) 11452 El Camino Real, San Diego, CA, 92130 (3)(12)	Insurance	First lien senior secured revolving loan	SR +	6.75%	05/2029	—%	—	(156)	(61)	—
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand) 1601 Cloverfield Boulevard, Santa Monica, CA, 90404 (11)	Human resource support services	Series A Preferred Stock		10.50% PIK	N/A	0.01%	12,750	15,753	14,521	0.1
SupplyOne, Inc. 11 Campus Boulevard, Newtown Square, PA, 19073 (3)	Containers and packaging	First lien senior secured loan	SR +	4.25%	04/2031	—%	17,500	17,325	17,413	0.2
Surgery Center Holdings, Inc. 340 Seven Springs Way, Nashville, TN, 37027 (2)	Healthcare providers and services	First lien senior secured loan	SR +	3.50%	12/2030	—%	2,000	1,980	2,008	—
SWK BUYER, Inc. (dba Stonewall Kitchen) 2 Stonewall Lane, York, ME, 03909 (3)	Consumer products	First lien senior secured loan	SR +	5.25%	03/2029	—%	58,924	58,037	57,009	0.6
SWK BUYER, Inc. (dba Stonewall Kitchen) 2 Stonewall Lane, York, ME, 03909 (3)(12)	Consumer products	First lien senior secured revolving loan	SR +	5.25%	03/2029	—%	—	(79)	(181)	—
Tacala, LLC 3750 Corporate Woods Drive, Vestavia Hills, AL, 35242 (2)	Food and beverage	First lien senior secured loan	SR +	4.00%	01/2031	—%	35,000	34,913	34,990	0.3
Tamarack Intermediate, L.L.C. (dba Verisk 3E) 1905 Aston Avenue, Carlsbad, CA, 92029 (3)	Infrastructure and environmental services	First lien senior secured loan	SR +	5.75%	03/2028	—%	32,808	32,331	32,398	0.3
Tamarack Intermediate, L.L.C. (dba Verisk 3E) 1905 Aston Avenue, Carlsbad, CA, 92029 (3)(12)	Infrastructure and environmental services	First lien senior secured delayed draw term loan	SR +	5.75%	10/2025	—%	1,195	1,146	1,180	—
Tamarack Intermediate, L.L.C. (dba Verisk 3E) 1905 Aston Avenue, Carlsbad, CA, 92029 (3)(12)	Infrastructure and environmental services	First lien senior secured revolving loan	SR +	5.75%	03/2028	—%	—	(70)	(67)	—
TC Holdings, LLC (dba TrialCard) 2250 Perimeter Park Drive, Morrisville, NC, 27560 (3)	Healthcare providers and services	First lien senior secured loan	SR +	5.00%	04/2027	—%	63,599	63,180	63,599	0.6
TC Holdings, LLC (dba TrialCard) 2250 Perimeter Park Drive, Morrisville, NC, 27560 (3)(12)	Healthcare providers and services	First lien senior secured revolving loan	SR +	5.00%	04/2027	—%	—	(47)	—	—
Team Services Group, LLC 3131 Camino del Rio North, San Diego, CA, 92108 (4)	Healthcare providers and services	First lien senior secured loan	SR +	5.00%	12/2027	—%	14,961	14,889	14,924	0.1
Tempo Buyer Corp. (dba Global Claims Services) 6745 Philips Industrial Blvd, Jacksonville, FL, 32256 (3)	Insurance	First lien senior secured loan	SR +	5.50%	08/2028	—%	35,702	35,204	35,613	0.3

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Tempo Buyer Corp. (dba Global Claims Services) 6745 Philips Industrial Blvd, Jacksonville, FL, 32256 (3)(12)	Insurance	First lien senior secured revolving loan	SR +	5.00%	08/2027	—%	2,167	2,108	2,154	—
Teneo Holdings LLC 280 Park Avenue, New York, NY, 10017 (2)	Financial services	First lien senior secured loan	SR +	4.75%	03/2031	—%	15,000	14,850	15,020	0.1
The Dun & Bradstreet Corporation 5335 Gate Parkway, Jacksonville, FL, 32256 (2)	Internet software and services	First lien senior secured loan	SR +	2.75%	01/2029	—%	2,000	2,000	1,999	—
The Goldfield Corp. 1688 West Hibiscus Boulevard, Melbourne, FL, 32901 (2)	Infrastructure and environmental services	First lien senior secured loan	SR +	6.25%	12/2026	—%	1,382	1,362	1,382	—
The Shade Store, LLC 21 Abendroth Avenue, Port Chester, NY, 10573 (3)	Specialty retail	First lien senior secured loan	SR +	6.00%	10/2029	—%	66,648	66,104	65,815	0.6
The Shade Store, LLC 21 Abendroth Avenue, Port Chester, NY, 10573 (3)(12)	Specialty retail	First lien senior secured delayed draw term loan	SR +	7.00%	03/2026	—%	—	(65)	—	—
The Shade Store, LLC 21 Abendroth Avenue, Port Chester, NY, 10573 (3)(12)	Specialty retail	First lien senior secured revolving loan	SR +	6.00%	10/2028	—%	2,045	2,002	1,960	—
Thevelia (US) LLC (dba Tricor) 15/F, Manulife Place, Hong Kong, , (3)	Professional services	First lien senior secured loan	SR +	3.75%	06/2029	—%	12,968	12,968	12,975	0.1
Thunder Purchaser, Inc. (dba Vector Solutions) 4890 West Kennedy Boulevard, Tampa, FL, 33609 (3)	Internet software and services	First lien senior secured loan	SR +	5.75%	06/2028	—%	12,745	12,659	12,713	0.1
Thunder Purchaser, Inc. (dba Vector Solutions) 4890 West Kennedy Boulevard, Tampa, FL, 33609 (3)(12)	Internet software and services	First lien senior secured revolving loan	SR +	5.75%	06/2027	—%	704	698	702	—
Thunder Topco L.P. (dba Vector Solutions) 4890 West Kennedy Boulevard, Tampa, FL, 33609	Internet software and services	Common Units		N/A	N/A	0.07%	712,884	713	770	—
Tivity Health, Inc. 4031 Aspen Grove Drive, Franklin, TN, 37067 (3)	Healthcare providers and services	First lien senior secured loan	SR +	6.00%	06/2029	—%	149,720	146,699	149,346	1.5
Transdigm Inc. The Tower at Erieview, Cleveland, OH, 44114 (3)	Aerospace and defense	First lien senior secured loan	SR +	3.25%	02/2031	—%	9,975	9,950	10,021	0.1
Tricorbraun Holdings, Inc. 6 City Place Drive, Saint Louis, MO, 63141 (2)	Containers and packaging	First lien senior secured loan	SR +	3.25%	03/2028	—%	32,441	31,771	32,036	0.3
Troon Golf, L.L.C. 15044 North Scottsdale Road, Scottsdale, AZ, 85254 (3)	Leisure and entertainment	First lien senior secured loan	SR +	5.50%	08/2027	—%	92,230	91,944	92,230	0.9
Troon Golf, L.L.C. 15044 North Scottsdale Road, Scottsdale, AZ, 85254 (3)	Leisure and entertainment	First lien senior secured delayed draw term loan	SR +	5.50%	08/2027	—%	49,275	48,779	49,275	0.5
Troon Golf, L.L.C. 15044 North Scottsdale Road, Scottsdale, AZ, 85254 (3)(12)	Leisure and entertainment	First lien senior secured revolving loan	SR +	5.50%	08/2026	—%	—	(17)	—	—
Truist Insurance Holdings, LLC 214 North Tryon Street, Charlotte, NC, 28202 (3)	Insurance	First lien senior secured loan	SR +	3.25%	03/2031	—%	50,000	49,875	49,915	0.5
UKG Inc. 2250 North Commerce Parkway, Weston, FL, 33326 (3)	Human resource support services	First lien senior secured loan	SR +	3.50%	02/2031	—%	40,625	40,579	40,820	0.4
Ultimate Baked Goods Midco, LLC 828 Kasota Avenue South East, Minneapolis, MN, 55414 (2)	Food and beverage	First lien senior secured loan	SR +	6.25%	08/2027	—%	16,129	15,875	16,129	0.2

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Ultimate Baked Goods Midco, LLC 828 Kasota Avenue South East, Minneapolis, MN, 55414 (2)(12)	Food and beverage	First lien senior secured revolving loan	SR +	6.25%	08/2027	—%	—	(28)	—	—
Unified Women's Healthcare, LP 1501 Yamato Road West, Boca Raton, FL, 33431 (2)	Healthcare providers and services	First lien senior secured loan	SR +	5.25%	06/2029	—%	82,664	82,169	82,664	0.8
Unified Women's Healthcare, LP 1501 Yamato Road West, Boca Raton, FL, 33431 (2)	Healthcare providers and services	First lien senior secured loan	SR +	5.50%	06/2029	—%	45,885	45,563	45,885	0.5
Unified Women's Healthcare, LP 1501 Yamato Road West, Boca Raton, FL, 33431 (2)(12)	Healthcare providers and services	First lien senior secured revolving loan	SR +	5.25%	06/2029	—%	—	(45)	—	—
Unified Women's Healthcare, LP 1501 Yamato Road West, Boca Raton, FL, 33431 (2)(12)	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	5.50%	10/2025	—%	—	(89)	—	—
Unified Women's Healthcare, LP 1501 Yamato Road West, Boca Raton, FL, 33431 (2)(12)	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	5.25%	03/2026	—%	—	(268)	—	—
USI, Inc. 100 Summit Lake Drive, Valhalla, NY, 10595 (3)	Financial services	First lien senior secured loan	SR +	3.25%	09/2030	—%	14,925	14,888	14,931	0.1
USIC Holdings, Inc. 9045 North River Road Suite 200, Indianapolis, IN, 46240 (3)	Infrastructure and environmental services	First lien senior secured loan	SR +	3.50%	05/2028	—%	26,748	26,275	26,676	0.3
USIC Holdings, Inc. 9045 North River Road Suite 200, Indianapolis, IN, 46240 (3)	Infrastructure and environmental services	Second lien senior secured loan	SR +	6.50%	05/2029	—%	39,691	39,512	39,262	0.4
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners) 99 Wood Avenue South, Iselin, NJ, 08830 (4)	Insurance	First lien senior secured loan	SR +	5.75%	07/2027	—%	14,754	14,572	14,680	0.1
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners) 99 Wood Avenue South, Iselin, NJ, 08830 (4)(12)	Insurance	First lien senior secured revolving loan	SR +	5.75%	07/2027	—%	—	(12)	(5)	—
Velocity HoldCo III Inc. (dba VelocityEHS) 222 Merchandise Mart Plaza, Chicago, IL, 60654 (3)	Chemicals	First lien senior secured loan	SR +	5.75%	04/2027	—%	2,294	2,264	2,294	—
Velocity HoldCo III Inc. (dba VelocityEHS) 222 Merchandise Mart Plaza, Chicago, IL, 60654 (3)(12)	Chemicals	First lien senior secured revolving loan	SR +	5.75%	04/2026	—%	18	16	18	—
Vermont Aus Pty Ltd Quarter One, Level 2, 1 Epping Road, North Ryde, , (3)	Healthcare providers and services	First lien senior secured loan	SR +	5.65%	03/2028	—%	53,410	52,449	53,009	0.5
Vestwell Holdings, Inc. 1410 Broadway, New York, NY, 10018	Financial services	Series D Preferred Stock		N/A	N/A	0.14%	50,726	1,000	1,000	—
Vistage Worldwide, Inc. 11452 El Camino Real Suite 400, San Diego, CA, 92130 (3)	Professional services	First lien senior secured loan	SR +	4.75%	07/2029	—%	30,070	29,835	29,995	0.3
Walker Edison Furniture Company LLC 1553 West 9000 South, Salt Lake City, UT, 84088 (2)	Household products	First lien senior secured loan	SR +	6.75% PIK	03/2027	—%	3,009	2,454	2,633	—
Walker Edison Furniture Company LLC 1553 West 9000 South, Salt Lake City, UT, 84088 (2)	Household products	First lien senior secured delayed draw term loan	SR +	6.75% PIK	03/2027	—%	355	333	311	—
Walker Edison Furniture Company LLC 1553 West 9000 South, Salt Lake City, UT, 84088 (2)	Household products	First lien senior secured revolving loan	SR +	6.25%	03/2027	—%	1,333	1,333	1,217	—

Company (1)	Industry	Investment	Interest		Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Walker Edison Furniture Company LLC 1553 West 9000 South, Salt Lake City, UT, 84088 (3)(12)	Household products	First lien senior secured delayed draw term loan	SR +	6.75% PIK	03/2027	—%	352	350	248	—
Walker Edison Holdco LLC 1553 West 9000 South, Salt Lake City, UT, 84088	Household products	Common Equity		N/A	N/A	333.30%	29,167	2,818	122	—
Wand Newco 3, Inc. (dba Caliber ) 2941 Lake Vista Drive, Lewisville, TX, 75067 (2)	Automotive services	First lien senior secured loan	SR +	3.75%	01/2031	—%	17,500	17,456	17,540	0.2
Waystar Technologies, Inc. (F/K/A Navicure, Inc.) 888 West Market Street, Louisville, KY, 40202 (2)	Healthcare technology	First lien senior secured loan	SR +	4.00%	10/2029	—%	15,000	14,981	15,023	0.1
When I Work, Inc. 420 North 5th Street, Minneapolis, MN, 55401 (3)	Internet software and services	First lien senior secured loan	SR +	7.00% PIK	11/2027	—%	25,575	25,428	24,936	0.2
When I Work, Inc. 420 North 5th Street, Minneapolis, MN, 55401 (3)(12)	Internet software and services	First lien senior secured revolving loan	SR +	6.00%	11/2027	—%	—	(25)	(104)	—
White Cap Supply Holdings, LLC 6250 Brook Hollow Parkway, Norcross, GA, 30071 (2)	Distribution	First lien senior secured loan	SR +	3.75%	10/2027	—%	26,361	25,988	26,429	0.3
WMC Bidco, Inc. (dba West Monroe) 222 West Adams Street, Chicago, IL, 60606 (11)	Internet software and services	Senior Preferred Stock		11.25% PIK	N/A	—%	33,385	43,035	40,957	0.4
WP Irving Co-Invest, L.P. 11511 Reed Hartman Highway, Blue Ash, OH, 45241	Healthcare technology	Partnership Units		N/A	N/A	—%	1,250,000	1,251	1,258	—
Wrench Group LLC 1819 Main Street, Sarasota, FL, 34236 (3)	Buildings and real estate	First lien senior secured loan	SR +	4.00%	10/2028	—%	27,351	27,286	27,419	0.3
XOMA Corporation 2200 Powell Street, Emeryville, CA, 94608	Healthcare providers and services	Warrants		N/A	N/A	—%	54,000	369	615	—
XRL 1 LLC (dba XOMA) 2200 Powell Street, Emeryville, CA, 94608 (11)	Healthcare providers and services	First lien senior secured loan		9.88%	12/2038	—%	58,500	57,450	56,745	0.6
XRL 1 LLC (dba XOMA) 2200 Powell Street, Emeryville, CA, 94608 (11)(12)	Healthcare providers and services	First lien senior secured delayed draw term loan		9.88%	12/2025	—%	—	(66)	(135)	—
Zelis Cost Management Buyer, Inc. 2 Crossroads Drive, Bedminister, NJ, 07921 (2)	Healthcare technology	First lien senior secured loan	SR +	2.75%	09/2029	—%	5,000	4,976	4,997	—
Zendesk, Inc. 989 Market Street, San Francisco, CA, 94103 (3)	Internet software and services	First lien senior secured loan	SR +	6.25%	11/2028	—%	123,453	121,484	122,836	1.2
Zendesk, Inc. 989 Market Street, San Francisco, CA, 94103 (3)(12)	Internet software and services	First lien senior secured delayed draw term loan	SR +	6.25%	11/2024	—%	—	(865)	—	—
Zendesk, Inc. 989 Market Street, San Francisco, CA, 94103 (3)(12)	Internet software and services	First lien senior secured revolving loan	SR +	6.25%	11/2028	—%	—	(191)	(62)	—
Zest Acquisition Corp. 2875 Loker Avenue East, Carlsbad, CA, 92010 (2)	Healthcare equipment and services	First lien senior secured loan	SR +	5.50%	02/2028	—%	19,685	19,086	19,537	0.2
Zoro TopCo, Inc. (dba Zendesk, Inc.) 989 Market Street, San Francisco, CA, 94103 (11)	Internet software and services	Series A Preferred Stock		12.50% PIK	N/A	—%	16,562	18,457	18,899	0.2
Zoro TopCo, L.P. (dba Zendesk, Inc.) 989 Market Street, San Francisco, CA, 94103	Internet software and services	Class A Common Units		N/A	N/A	0.20%	1,380,129	13,801	15,027	0.1

__________________
(1)Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR), Euro Interbank Offered Rate (“EURIBOR” or “E”), Canadian Dollar Offered Rate (“CDOR” or “C”) (which can include one- or three-month CDOR), Sterling (SP) Overnight Interbank Average Rate (“SONIA” or “SA”) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate (“Prime” or “P”), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(2)The interest rate on these investments is subject to 1 month SOFR, which as of March 31, 2024 was 5.33%.
(3)The interest rate on these investments is subject to 3 month SOFR, which as of March 31, 2024 was 5.30%.
(4)The interest rate on these investments is subject to 6 month SOFR, which as of March 31, 2024 was 5.22%.
(5)The interest rate on these investments is subject to 12 month SOFR, which as of March 31, 2024 was 5.00%.
(6)The interest rate on these investments is subject to 3 month CDOR, which as of March 31, 2024 was 5.30%.
(7)The interest rate on these investments is subject to 3 month EURIBOR, which as of March 31, 2024 was 3.89%.
(8)The interest rate on these investments is subject to 6 month EURIBOR, which as of March 31, 2024 was 3.85%.
(9)The interest rate on these investments is subject to SONIA, which as of March 31, 2024 was 5.19%.
(10)The interest rate on these investments is subject to Prime, which as of March 31, 2024 was 8.50%.
(11)Investment does not contain a variable rate structure.
(12)Position or portion thereof is an unfunded loan or equity commitment.

MANAGEMENT OF THE COMPANY
Our business and affairs are managed under the direction of our board of directors (the “Board”). The responsibilities of the Board include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board consists of six members, five of whom are not “interested persons” of the Company or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our Board. We refer to these individuals as our independent directors. Our Board elects our executive officers, who serve at the discretion of the Board.
Board of Directors
Under our charter, our directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our shareholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.
Directors
Information regarding the Board is as follows:

Name	Age	Position	Expiration of Term	Director Since
Independent Directors
Christopher M. Temple	56	Director	2027	2020
Edward D’Alelio	72	Chairman of the Board, Director	2025	2020
Eric Kaye	61	Director	2026	2020
Melissa Weiler	59	Director	2027	2021
Victor Woolridge	67	Director	2026	2021
Interested Director
Craig W. Packer	57	Chief Executive Officer; President; Director	2025	2020
The address for each director is c/o Blue Owl Credit Income Corp., 399 Park Avenue, New York, NY 10022.
Executive Officers Who Are Not Directors
Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Karen Hager	52	Chief Compliance Officer
Bryan Cole	39	Chief Financial Officer and Chief Operating Officer
Neena A. Reddy	46	Vice President and Secretary
Matthew Swatt	36	Co-Chief Accounting Officer, Co-Treasurer, Co-Controller
Shari Withem	41	Co-Chief Accounting Officer, Co-Treasurer, Co-Controller
Jennifer McMillon	46	Co-Chief Accounting Officer, Co-Treasurer, Co-Controller
Jonathan Lamm	50	Vice President
The address for each executive officer is c/o Blue Owl Credit Income Corp., 399 Park Avenue, New York, NY 10022.

Biographical Information
The following is information concerning the business experience of our Board and executive officers. Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.
Interested Director
Craig W. Packer
Mr. Packer is the Chief Executive Officer of each of the Blue Owl BDCs, the President of each of the Blue Owl BDCs except OBDE and is a member of the Diversified Lending Investment Committee and the Technology Lending Investment Committee of the Blue Owl Credit Advisers. Additionally, Mr. Packer is a Co-President and a director of Blue Owl. Mr. Packer is also the Head of the Credit platform and serves as a Co-Chief Investment Officer for each of the Blue Owl Credit Advisers. Previously, Mr. Packer co-founded Owl Rock Capital Partners (“Owl Rock”), the predecessor firm to Blue Owl’s Credit platform. In addition, Mr. Packer has served on the boards of directors of OBDC and OBDC II since March 2016 and November 2016, respectively, on the board of directors of OTF since August 2018, and on the boards of directors of OBDE and the Company since February 2020 and September 2020, respectively and since August 2021 and November 2021 he has served on the boards of directors of OTIC and OTF II, respectively. Mr. Packer also served as President of OBDE since its inception until January 2024. Prior to co-founding Owl Rock, Mr. Packer was a Partner and Co-Head of Leveraged Finance in the Americas at Goldman, Sachs & Co. Mr. Packer joined Goldman, Sachs & Co. as a Managing Director and Head of High Yield Capital Markets in 2006 and was named partner in 2008. Prior to joining Goldman Sachs & Co., Mr. Packer was the Global Head of High Yield Capital Markets at Credit Suisse First Boston, and before that he worked at Donaldson, Lufkin & Jenrette. Mr. Packer serves as Treasurer of the Board of Trustees of Greenwich Academy, and Co-Chair of the Honorary Board of Kids in Crisis, a nonprofit organization that serves children in Connecticut. Mr. Packer is also on the Advisory Board for the Mount Sinai Department of Rehabilitation and Human Performance. In addition, Mr. Packer is on the Foundation Board of Trustees for the McIntire School of Commerce, University of Virginia and is a member of the Board of Trustees of the University of Virginia Athletics Foundation. Mr. Packer earned an M.B.A. from Harvard Business School and a B.S. from the University of Virginia.
We believe Mr. Packer’s depth of experience in corporate finance, capital markets and financial services gives the board of directors valuable industry-specific knowledge and expertise on these and other matters, and his history with us and the Adviser, provide an important skill set and knowledge base to the Board.
Independent Directors
Christopher M. Temple
Mr. Temple has served as President of DelTex Capital LLC (a private investment firm) since its founding in 2010. Prior to forming DelTex Capital, Mr. Temple served as President of Vulcan Capital, the investment arm of Vulcan Inc., from May 2009 until December 2009 and as Vice President of Vulcan Capital from September 2008 to May 2009. Prior to joining Vulcan in September 2008, Mr. Temple served as a managing director at Tailwind Capital, LLC from May to August 2008. Mr. Temple served as an Operating Executive/Senior Advisor for Tailwind Capital, LLC, a New York-based middle market private equity firm from June 2011 to 2024. Prior to joining Tailwind, Mr. Temple was a managing director at Friend Skoler & Co., Inc. from May 2005 to May 2008. From April 1996 to December 2004, Mr. Temple was a managing director at Thayer Capital Partners. Mr. Temple started his career in the audit and tax departments of KPMG’s Houston office and was a licensed CPA from 1989 to 1993. Mr. Temple has served on the board of directors of Plains GP Holdings, L.P., the general partner of Plains All American Pipeline Company since November 2016 and has served as a member of Plains GP Holdings, L.P. compensation committee since November 2020 and as a director of Plains All American Pipeline, L.P’s (“PAA”) general partner from May 2009 to November 2016. He was a member of the PAA Audit Committee from 2009 to 2016. Prior public board service includes board and audit committee service for Clear Channel Outdoor Holdings from April 2011 to May 2016 and on the board of directors and audit committee of Charter Communications Inc. from November 2009 through January 2011. In addition to public boards, as part of his role with Tailwind, Mr. Temple served on private boards including Brawler Industries, National HME, Loenbro, Inc. and HMT, LLC.

Since March 2016 and November 2016 he has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of OTF, since September 2020 and February 2020 he has served on the boards of directors of the Company and OBDE, respectively and since August 2021 and November 2021 he has served on the boards of directors of OTIC and OTF II, respectively. Mr. Temple holds a B.B.A., magna cum laude, from the University of Texas and an M.B.A. from Harvard.
We believe Mr. Temple’s broad investment management background, together with his financial and accounting knowledge, brings important and valuable skills to the board of directors.
Edward D’Alelio
Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston, where he served from 1989 until he retired in 2002. While at Putnam, he served on the Investment Policy Committee, which was responsible for oversight of all investments. He also sat on various Committees including attribution and portfolio performance. Prior to joining Putnam, he was a portfolio manager at Keystone Investments and prior to that, he was an Investment Analyst at The Hartford Ins. Co. Since 2002, Mr. D’Alelio has served as an Executive in Residence at the University of Mass., Boston — School of Management. He also is chair of the investment committee of the UMass Foundation. He serves on the Advisory Committees of Ceres Farms. Since September 2009, he has served as director of Vermont Farmstead Cheese. Since January 2008 he has served on the boards of directors of Blackstone/GSO Long Short Credit Fund & Blackstone/GSO Sen. Flt Rate Fund. Since March 2016 and November 2016, he has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of OTF, since September 2020 and February 2020 he has served on the boards of directors of the Company and OBDE, respectively and since August 2021 and November 2021 he has served on the boards of directors of OTIC and OTF II, respectively. Mr. D’Alelio’s previous corporate board assignments include Archibald Candy, Doane Pet Care and Trump Entertainment Resorts and UMass Memorial Hospital. Mr. D’Alelio is a graduate of the Univ. of Mass Boston and has an M.B.A. from Boston University.
We believe Mr. D’Alelio’s numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on the board of directors.
Eric Kaye
Mr. Kaye is the founder of Kayezen, LLC, a physical therapy and fitness equipment design company. Prior to founding Kayezen, LLC, Mr. Kaye served as a Vice Chairman and Managing Director of UBS Investment Bank, and a member of the division’s Global Operating and U.S. Executive Committees, from June 2001 to May 2012. For the majority of Mr. Kaye’s tenure with UBS, he was a Managing Director and led the firm’s Exclusive Sales and Divestitures Group, where he focused on advising middle market companies. Prior to joining UBS, Mr. Kaye served as Global Co-Head of Mergers & Acquisitions for Robertson Stephens, an investment banking firm, from February 1998 to June 2001. Mr. Kaye joined Robertson Stephens from PaineWebber where he served as Executive Director and head of the firm’s Technology Mergers & Acquisitions team. Since March 2016 and November 2016 he has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of OTF, since September 2020 and February 2020 he has served on the boards of directors of the Company and OBDE, respectively and since August 2021 and November 2021 he has served on the boards of directors of OTIC and OTF II, respectively. Mr. Kaye holds a B.A. from Union College and an M.B.A. from Columbia Business School.
We believe Mr. Kaye’s management positions and experiences in the middle market provide the board of directors with valuable insight.
Melissa Weiler
Ms. Weiler was formerly a Managing Director and a member of the Management Committee of Crescent Capital Group, a Los Angeles-based asset management firm (“Crescent”), where she served from January 2011 until she retired in December 2020. During that time, Ms. Weiler was responsible for the oversight of Crescent’s CLO management business from July 2017 through December 2020, and managed several multi-strategy credit funds from January 2011 through June 2017. During her tenure at Crescent, she also served on the Risk Management and Diversity & Inclusion committees. From October 1995 to December 2010, Ms. Weiler was a Managing Director at Trust Company of the West, a Los Angeles-based asset management firm (“TCW”). At TCW, she managed several multi-strategy credit funds from July 2006 to December 2010, and served as lead portfolio manager for TCW’s high-yield bond strategy from October 1995 to June 2006. Ms. Weiler has served on the board of directors of Jefferies Financial Group Inc. since July 2021. She is a member of the Cedars-Sinai Board of Governor and is actively involved in 100 Women in Finance. Ms. Weiler joined the boards of the Company, OBDC, OBDC II, OBDE and OTF in February 2021 and the boards of directors of OTIC and OTF II in August 2021 and November 2021, respectively.
We believe Ms. Weiler’s broad investment management background, together with her financial and accounting knowledge, brings important and valuable skills to the Board. Ms. Weiler holds a B.S. in Economics from the Wharton School at the University of Pennsylvania.
Victor Woolridge
Mr. Woolridge was formerly a Managing Director of Barings Real Estate Advisers, LLC (“Barings”), the real estate investment unit of Barings LLC, a global asset management firm. Mr. Woolridge more recently served as Head of the U.S. Capital Markets for Equity Real Estate Funds at Barings. Mr. Woolridge previously served as Vice President and Managing Director and Head of Debt Capital Markets – Equities of Cornerstone Real Estate Advisers LLC (prior to its rebranding under the Barings name) (“Cornerstone”) from January 2013 to September 2016 and as Vice President Special Servicing from January 2010 to January 2013. Prior to joining Cornerstone, Mr. Woolridge served as a Managing Director of Babson Capital Management LLC (“Babson”) from January 2000 to January 2010. Prior to joining Babson, Mr. Woolridge served as Director of Loan Originations and Assistant Regional Director of MassMutual Financial Group from September 1982 to January 2000. Since 2009, Mr. Woolridge has served on the University of Massachusetts (UMass) Board of Trustees and has previously served as Chairman of the Board and as Chairman of the Board’s Committee on Administration and Finance. Mr. Woolridge has also served on the UMass Foundation’s investment committee and as trustee for University of Massachusetts Global since 2021. Since 2022, Mr. Woolridge has served as a director of Trumbull Property Income Fund and Fallon Health. Mr. Woolridge previously served on the Board of Trustees of Baystate Health from 2005 to 2016, which included service as Chairman of the Board and on the Board’s compensation, finance, governance and strategy committees. Mr. Woolridge holds a B.S. from the University of Massachusetts at Amherst and is a Certified Commercial Investment Member. Mr. Woolridge joined the boards of directors of the Company, OBDC, OBDC II, OBDE, OTF, OTIC, and OTF II in November 2021.
We believe Mr. Woolridge’s numerous management positions and broad experiences in the asset management and financial services sectors provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on the Board of directors.
Executive Officers Who Are Not Directors
Karen Hager
Ms. Hager is a member of Blue Owl’s Operating Committee and also serves as the Chief Compliance Officer of Blue Owl and each of the Blue Owl Credit Advisers and the Blue Owl BDCs. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit Platform, in March 2018, Ms. Hager was Chief Compliance Officer at Abbott Capital Management. Previous to Abbott, Ms. Hager worked as SVP, Director of Global Compliance and Chief Compliance Officer at The Permal Group, and as Director of Compliance at Dominick & Dominick Advisors LLC. Prior to joining Dominick & Dominick Advisors LLC, Ms. Hager was a Senior Securities Compliance Examiner/Staff Accountant at the US Securities and Exchange Commission. Ms. Hager received a B.S. in Accounting from Brooklyn College of the City University of New York.

Bryan Cole
Mr. Cole is the Chief Financial Officer and Chief Operating Officer of each of the Company and OTIC, the Chief Operating Officer of each of OBDC II and OBDE and is the Chief Accounting Officer and Co-Controller of each of OBDC, OTF and OTF II. Mr. Cole is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in January 2016, Mr. Cole was Assistant Controller of Business Development Corporation of America, a non-traded business development company, where he was responsible for overseeing the finance, accounting, financial reporting, operations and internal controls functions. Preceding that role, Mr. Cole worked within the Financial Services—Alternative Investments practice of PwC where he specialized in financial reporting, fair valuation of illiquid investments and structured products, internal controls and other technical accounting matters pertaining to alternative investment advisors, hedge funds, business development companies and private equity funds. Mr. Cole received a B.S. in Accounting from Fordham University and is a licensed Certified Public Accountant in New York.
Neena A. Reddy
Ms. Reddy is a Vice President and Secretary of each of the Blue Owl BDCs and Chief Legal Officer of each of the Blue Owl Credit Advisers. Ms. Reddy also serves as the General Counsel, Chief Legal Officer and Secretary of Blue Owl, and a member of the Blue Owl’s Executive and Operating Committees. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, Ms. Reddy was associate general counsel at Goldman, Sachs & Co LLC, from 2010 to April 2019 and was dedicated to Goldman Sachs Asset Management L.P. (“GSAM”), where she was responsible for GSAM managed direct alternative products, including private credit. Prior to GSAM, Ms. Reddy practiced as a corporate attorney at Boies Schiller & Flexner LLP and at Debevoise & Plimpton LLP. Prior to becoming an attorney, Ms. Reddy was a financial analyst in the private wealth division at Goldman, Sachs & Co. Ms. Reddy received a J.D. from New York University School of Law and a B.A. in English, magna cum laude, from Georgetown University.
Matthew Swatt
Mr. Swatt is the Co-Chief Accounting Officer of the Company, OBDC II, OBDE and OTIC, and is the Co-Treasurer and Co-Controller of each of the Blue Owl BDCs. Mr. Swatt is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in May 2016, Mr. Swatt was an Assistant Controller at Guggenheim Partners in their Private Credit group, where he was responsible for the finance, accounting, and financial reporting functions. Preceding that role, Mr. Swatt worked within the Financial Services — Alternative Investments practice of PwC where he specialized in financial reporting, fair valuation of illiquid investments and structured products, internal controls and other technical accounting matters pertaining to alternative investment advisors, hedge funds, business development companies and private equity funds. Mr. Swatt received a B.S. in Accounting from the University of Maryland and is a licensed Certified Public Accountant in New York.
Shari Withem
Ms. Withem is the Co-Chief Accounting Officer of the Company, OBDC II, OBDE and OTIC, and is the Co-Treasurer and Co-Controller of each of the Blue Owl BDCs. Ms. Withem is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in March 2018, Ms. Withem was Vice President of Sixth Street Specialty Lending, Inc., a business development company traded on the NYSE, where she was responsible for accounting, financial reporting, treasury and internal controls functions. Preceding that role, Ms. Withem worked for MCG Capital Corporation, a business development company formerly traded on the Nasdaq and Deloitte in the Audit and Assurance Practice. Ms. Withem received a B.S. in Accounting from James Madison University and is a licensed Certified Public Accountant in Virginia.
Jennifer McMillon
Ms. McMillon is the Co-Chief Accounting officer of the Company, OBDC II, OBDE and OTIC and is the Co-Treasurer and Co-Controller of each of the Blue Owl BDCs. Ms. McMillon is also a Managing Director of Blue Owl. Before joining Blue Owl, Ms. McMillon led the accounting department of Tiptree Inc., a national capital holding company, as the Vice President of Technical Accounting and External Reporting from 2017-2022. She was responsible for financial reporting, valuation/purchase accounting, and numerous internal control functions. From 2013-2017, Ms. McMillon served as the Regional Accounting & Reporting Director, Americas of Koch Industries/Georgia Pacific, from 2009-2013 she served as an Accounting Manager at Oaktree Capital and Centerbridge Partners, and prior to that Ms. McMillon worked in public accounting for nearly ten years, spending most of this tenure at PricewaterhouseCoopers. Ms. McMillon earned her B.S. in Accounting from Florida State University and is a licensed Certified Public Accountant in New York.
Jonathan Lamm
Mr. Lamm is Chief Financial Officer and Chief Operating Officer of each of OBDC, OTF and OTF II, Chief Financial Officer of each of OBDC II and OBDEand Vice President of each of the Company and OTIC. Mr. Lamm is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in April 2021, Mr. Lamm served as the Chief Financial Officer and Treasurer of Goldman Sachs BDC, Inc. (“GSBD”), a business development company traded on the New York Stock Exchange. Mr. Lamm was responsible for building and overseeing GSBD’s finance, treasury, accounting and operations functions from April 2013 through March 2021, including during its initial public offering in March 2015. During his time at Goldman Sachs, Mr. Lamm also served as Chief Financial Officer and Treasurer of Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Middle Market Credit II LLC and Goldman Sachs Middle Market Lending Corp. prior to the completion of its merger with GSBD in October 2020. Throughout his twenty-two years at Goldman Sachs, Mr. Lamm held various positions. From 2013 to 2021, Mr. Lamm served as Managing Director, Chief Operating Officer and Chief Financial Officer at GSAM Credit Alternatives. From 2007 to 2013, Mr. Lamm served as Vice President, Chief Operating Officer and Chief Financial Officer at GSAM Credit Alternatives. From 2005 to 2007, Mr. Lamm served as Vice President in the Financial Reporting group and, from 1999 to 2005, he served as a Product Controller. Prior to joining Goldman Sachs, Mr. Lamm worked in public accounting at Deloitte & Touche.
Communications with Directors
Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Blue Owl Credit Income Corp., 399 Park Avenue, 37th Floor, New York, NY 10022, Attention: Secretary.
Committees of the Board of Directors
Our Board currently has two committees: an audit committee and a nominating and corporate governance committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us.
Audit Committee. The audit committee of the Board (the “Audit Committee”) operates pursuant to a charter approved by our Board. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The Audit Committee is presently composed of five persons, including Christopher M. Temple, Edward D’Alelio, Eric Kaye, Victor Woolridge and Melissa Weiler, all of whom are considered independent for purposes of the 1940 Act. Mr. Temple serves as the chair of the Audit Committee. Our Board has determined that Mr. Temple qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the Audit Committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company or of the Adviser as defined in Section 2(a)(19) of the 1940 Act. Each member of the Audit Committee simultaneously serves on the audit committees of three or more public companies, and the Board has determined that each member’s simultaneous service on the audit committees of other public companies does not impair such member’s ability to effectively serve on the Audit Committee.
A copy of charter of the Audit Committee is available in print to any shareholder who requests it and it is also available on the Company’s website at www.ocic.com.
Nominating and Corporate Governance Committee. The nominating and corporate governance committee of the Board (the “Nominating Committee”) operates pursuant to a charter approved by our Board. The charter sets forth the responsibilities of the Nominating Committee, including making nominations for the appointment or election of independent directors and assessing the compensation paid to independent members of the Board. The Nominating Committee consists of Christopher M. Temple, Edward D’Alelio, Eric Kaye, Victor Woolridge and Melissa Weiler, all of whom are considered independent for purposes of the 1940 Act. Mr. Kaye serves as the chair of the Nominating Committee.
The Nominating and Committee will consider nominees to the Board recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a director at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on our Board, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.
A copy of charter of the Nominating Committee is available in print to any shareholder who requests it, and it is also available on the Company’s website at www.ocic.com.
Compensation of Directors
Our directors who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in in-person board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. As of December 31, 2023, these directors were Edward D’Alelio, Christopher M. Temple, Eric Kaye, Victor Woolridge, and Melissa Weiler. We pay each independent director the following amounts for serving as a director:

		Annual Committee Chair Cash Retainer
Assets Under Management	Annual Cash Retainer	Chair of the Board	Audit	Committee Chair
$0 < $2.5 Billion	$150,000	$15,000	$10,000	$5,000
$2.5 Billion < $5 Billion	$175,000	$15,000	$10,000	$5,000
$5 Billion < $10 Billion	$200,000	$15,000	$10,000	$5,000
≥ $10 Billion	$250,000	$15,000	$10,000	$5,000
We also reimburse each of the directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

The table below sets forth the compensation received by each director from the Company and the Fund Complex for service during the fiscal year ended December 31, 2023. For purposes of this prospectus, the term “Fund Complex” is defined to include the Blue Owl BDCs.

Name of Director	Fees Earned and Paid in Cash by the Company	Total Compensation from the Company	Total Compensation from the Fund Complex
Edward D’Alelio	$265,000	$265,000	$1,465,462
Christopher M. Temple	$260,000	$260,000	$1,430,462
Eric Kaye	$255,000	$255,000	$1,395,462
Melissa Weiler	$250,000	$250,000	$1,360,462
Victor Woolridge	$250,000	$250,000	$1,360,462
We will not pay compensation to our directors who also serve in an executive officer capacity for us or the Adviser.
Staffing
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement and the Company’s amended and restated administration agreement (the “Administration Agreement”). Our day-to-day investment operations are managed by our Adviser. In addition, we reimburse the Adviser for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers and their respective staffs.
Compensation of Executive Officers
None of our officers will receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer will be paid by the Adviser (or its affiliates), subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that the Adviser outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to the Adviser.
Board Leadership Structure
Our business and affairs will be managed under the direction of our Board. Among other things, our Board sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our Board, and of any individual director, is one of oversight and not of management of our day-to-day affairs.
Under our bylaws, our Board may designate one of our directors as chair to preside over meetings of our Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our Board. The Board appointed Edward D’Alelio, an independent director, to serve in the role of chairman of the Board. The chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The chairman serves as a key point person for dealings between management and the directors. The chairman also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that its leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full board in a manner that enhances effective oversight. Our Board believes that its leadership structure is the optimal structure for us at this time. Our Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Board Role in Risk Oversight
Our Board performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board and are comprised solely of independent directors and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.
Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
We believe that the role of our Board in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

PORTFOLIO MANAGEMENT
The management of our investment portfolio is the responsibility of the Adviser and the Diversified Lending Investment Committee. We consider these individuals to be our portfolio managers. The Investment Team, is also led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser’s senior executive team and Blue Owl’s Credit platform’s investment Committees. Blue Owl’s Credit platform has four investment committees each of which focuses on a specific investment strategy (Diversified Lending, Technology Lending, First Lien Lending and Opportunistic Lending). Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged sit on each of Blue Owl’s credit platform investment committees. In addition to Messrs. Ostrover, Lipschultz, Packer and Maged, the Diversified Lending Investment Committee is comprised of Jeff Walwyn, Logan Nicholson, Meenal Mehta and Patrick Linnemann. The Investment Team, under the Diversified Lending Investment Committee’s supervision, sources investment opportunities, conducts research, performs due diligence on potential investments, structures our investments and will monitor our portfolio companies on an ongoing basis. The Diversified Lending Investment Committee meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by the Adviser on our behalf. In addition, the Diversified Lending Investment Committee reviews and determines whether to make prospective investments (including approving parameters or guidelines pursuant to which investments in broadly syndicated loans may be made) and monitors the performance of the investment portfolio. Each investment opportunity requires the approval of a majority of the Diversified Lending Investment Committee. Follow-on investments in existing portfolio companies may require the Diversified Lending Investment Committee’s approval beyond that obtained when the initial investment in the portfolio company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the Diversified Lending Investment Committee. The compensation packages of certain Diversified Lending Investment Committee members from the Adviser include various combinations of discretionary bonuses and variable incentive compensation based primarily on performance for services provided and may include shares of Blue Owl.
None of the Adviser’s investment professionals receive any direct compensation from us in connection with the management of our portfolio. Certain members of the Diversified Lending Investment Committee, through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.
The Investment Team performs a similar role for OBDC, OBDC II and OBDE and certain members of the Investment Team also perform a similar role for OTF, OTF II and OTIC, from which the Adviser and its affiliates may receive incentive fees.. See “Certain Relationships and Related Party Transactions” for a description of the Blue Owl Credit Advisers’ investment policy governing allocations of investments among us and other investment vehicles with similar or overlapping strategies, as well as a description of certain other relationships between us and the Adviser. See “Prospectus Summary — Conflicts of Interest” and “Risk Factors — Risks Related to Our Adviser and Its Affiliates” for a discussion of potential conflicts of interests.

The members of the Diversified Lending Investment Committee function as portfolio managers with the most significant responsibility for the day-to-day management of our portfolio. Information regarding the Diversified Lending Investment Committee, is as follows:

Name	Year of Birth
Douglas I. Ostrover	1962
Marc S. Lipschultz	1969
Craig W. Packer	1966
Alexis Maged	1965
Jeff Walwyn	1979
Logan Nicholson	1980
Meenal Mehta	1975
Patrick Linnemann	1983
In addition to managing our investments, as of December 31, 2023, our portfolio managers also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets ($ in millions)
Blue Owl Capital Corporation	Business development company	U.S. middle-market lending	$13,511.4
Blue Owl Capital Corporation II	Business development company	U.S. middle-market lending	$2,190.6
Blue Owl Capital Corporation III	Business development company	U.S. middle-market lending	$3,761.1
In addition to managing our investments, as of December 31, 2023, Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets ($ in millions)
Blue Owl Technology Finance Corp.	Business development company	U.S. middle-market technology lending	$6,652.2
Blue Owl Technology Finance Corp. II	Business development company	U.S. middle-market technology lending	$3,913.8
Blue Owl Technology Income Corp.	Business development company	U.S. middle-market technology lending	$3,327.4
As of December 31, 2023, our portfolio managers also managed private funds (the “Blue Owl Private Funds” and together with the Blue Owl Credit BDCs, the “Blue Owl Credit Clients”) with a total of approximately $8.8 billion in gross assets.
The management and incentive fees payable by the Blue Owl Credit Clients are based on the gross assets and performance, respectively of each Blue Owl Credit Client.
Biographical information regarding the member of the Diversified Lending Investment Committee who is not a director or executive officer of the Company is as follows:
Douglas I. Ostrover
Mr. Ostrover is Co-Chief Executive Officer of Blue Owl, a member of the firm’s Executive Committee and the chairman of the firm’s board of directors. Mr. Ostrover is also the Co-Chief Executive Officer and serves as a Co-Chief Investment Officer of each of the Blue Owl Credit Advisers. Mr. Ostrover is also a member of the Diversified Lending Investment Committee and the Technology Lending Investment Committee of the Blue Owl Credit Advisers. Previously, Mr. Ostrover co-founded Owl Rock, the predecessor firm to Blue Owl’s Credit platform. Mr. Ostrover served on the boards of directors of OBDC and OBDC II from 2016 through 2021, on the board of directors of OTF from 2018 through 2021, and on the boards of directors of the Company and OBDE from 2020 through 2021. Prior to co-founding Owl Rock, Mr. Ostrover was one of the founders of GSO Capital Partners (GSO), Blackstone’s alternative credit platform, and a Senior Managing Director at Blackstone until June 2015. Prior to co-founding GSO in 2005, Mr. Ostrover was a Managing Director and Chairman of the Leveraged Finance Group of Credit Suisse First Boston (CSFB). Prior to his role as Chairman, Mr. Ostrover was Global Co-Head of CSFB’s Leveraged Finance Group, during which time he was responsible for all of CSFB’s origination, distribution and trading activities relating to high yield securities, leveraged loans, high yield credit derivatives and distressed securities. Mr. Ostrover joined CSFB in November 2000 when CSFB acquired Donaldson, Lufkin & Jenrette (“DLJ”), where he was a Managing Director in charge of High Yield and Distressed Sales, Trading and Research. Mr. Ostrover had been a member of DLJ’s high yield team since he joined the firm in 1992. Mr. Ostrover is actively involved in non-profit organizations including serving on the Board of Directors of the Michael J. Fox Foundation, the Mount Sinai Health System, and the Leadership Council for Memorial Sloan Kettering. Mr. Ostrover also serves on the investment committee of the Brunswick School. Mr. Ostrover received an M.B.A. from New York University Stern School of Business and a B.A. in Economics from the University of Pennsylvania.
Marc S. Lipschultz
Mr. Lipschultz is Co-Chief Executive Officer of Blue Owl, a member of the firm’s Executive Committee and a member of the firm’s board of directors. Mr. Lipschultz also serves as Co-Chief Investment Officer for each of the Blue Owl Credit Advisers. Previously, Mr. Lipschultz co-founded Owl Rock, the predecessor firm to Blue Owl’s Credit platform. Prior to co-founding Owl Rock, Mr. Lipschultz spent more than two decades at KKR, serving on the firm’s Management Committee and as the Global Head of Energy and Infrastructure. Mr. Lipschultz has a wide range of experience in alternative investments, including leadership roles in private equity, private credit and real assets. Prior to joining KKR, Mr. Lipschultz was with Goldman, Sachs & Co., where he focused on mergers and acquisitions and principal investment activities. Mr. Lipschultz serves on the board of the Hess Corporation and is actively involved in a variety of nonprofit organizations, serving as a trustee or board member of the 92nd Street Y, American Enterprise Institute for Public Policy Research, Michael J. Fox Foundation, Mount Sinai Health System, Riverdale Country School and the Stanford University Board of Trustees. Mr. Lipschultz received an M.B.A. with high distinction, Baker Scholar, from Harvard Business School and an A.B. with honors and distinction, Phi Beta Kappa, from Stanford University.
Alexis Maged
Mr. Maged is Chief Credit Officer of Blue Owl’s Credit platform, a member of the Diversified Lending Investment Committee and the Technology Lending Investment Committee of each of the Blue Owl Credit Advisers and Vice President of each of the Blue Owl BDCs. Mr. Maged is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in January 2016, Mr. Maged was Chief Financial Officer of Barkbox, Inc., a New York-based provider of pet-themed products and technology from September 2014 to November 2015. Prior to that, Mr. Maged was a Managing Director with Goldman Sachs & Co. from 2007 until 2014. At Goldman Sachs & Co., Mr. Maged held several leadership positions, including Chief Operating Officer of the investment bank’s Global Credit Finance businesses, Co-Chair of the Credit Markets Capital Committee and a member of the Firmwide Capital Committee. Prior to assuming that role in 2011, Mr. Maged served as Chief Underwriting Officer for the Americas and oversaw the U.S. Bank Debt Portfolio Group and US Loan Negotiation Group. From mid-2007 to the end of 2008, Mr. Maged was Head of Bridge Finance Capital Markets in the Americas Financing Group’s Leveraged Finance Group, where he coordinated the firm’s High Yield Bridge Lending and Syndication business. Prior to joining Goldman, Sachs & Co, Mr. Maged was Head of the Bridge Finance Group at Credit Suisse and also worked in the Loan Capital Markets Group at Donaldson, Lufkin and Jenrette (“DLJ”). Upon DLJ’s merger with Credit Suisse in 2000, Mr. Maged joined Credit Suisse’s Syndicated Loan Group and, in 2003, founded its Bridge Finance Group. Earlier in his career, Mr. Maged was a member of the West Coast Sponsor Coverage Group at Citigroup and the Derivatives Group at Republic National Bank, as well as a founding member of the Loan Syndication Group at Swiss Bank Corporation. Mr. Maged received an M.B.A. from New York University Stern School of Business and a B.A. from Vassar College.

Jeff Walwyn
Mr. Walwyn is a Managing Director of Blue Owl’s Credit platform, serves as the Head of Underwriting non-technology for each of the Blue Owl Credit Advisers and serves as a member of the Diversified Lending Investment Committee. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in 2017, Mr. Walwyn was a Managing Director with Guggenheim Partners from 2015 until 2017. Upon Apollo Global Management’s acquisition of Gulf Stream Asset management in 2011, Mr. Walwyn joined Apollo and was a Principal until 2014. Prior to its acquisition by Apollo, Mr. Walwyn was a Vice President at Gulf Stream Asset Management where he started in 2006. Earlier in his career, Mr. Walwyn worked in Investment Banking with JPMorgan. Mr. Walwyn received an M.B.A. from Duke University’s Fuqua School of Business and a B.A. from Cornell University and is a Chartered Financial Analyst .
Patrick Linnemann
Mr. Linnemann is a Managing Director of Blue Owl, a member of the Investment Team and a member of the Diversified Lending Investment Committee. Mr. Linnemann is also a Portfolio Manager for certain funds in Blue Owl’s Diversified Lending strategy, including Blue Owl Diversified Lending Fund. Before joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, Mr. Linnemann was a Vice President at Angel Island Capital, the credit investment platform of Golden Gate Capital, from 2015 to 2016, where he focused on sourcing and evaluating credit investments. Before that, Mr. Linnemann was Vice President of the Leveraged Finance Capital Markets Group at Goldman Sachs & Co. in New York from 2006 to 2015. Mr. Linnemann received a B.A. in Economics from the University of Pennsylvania.
Meenal Mehta
Ms. Mehta is a Managing Director of Blue Owl, a member of the Adviser’s Investment Team and a member of the Adviser’s Diversified Lending Investment Committee. Ms. Mehta is also a Co-Head of Underwriting for the Adviser’s Investment Team. Before joining Blue Owl, Ms. Mehta was a Managing Director at Antares Capital, a direct lender to middle market firms based in New York. Prior to that, Ms. Mehta was a Vice President at GE Capital. Ms. Mehta began her career as a Manager at L&T Finance Limited, Mumbai India in the Treasury Group. Ms. Mehta received an M.B.A. from Goizueta Business School, Emory University, an M.S. in Management Studies with a specialization in Finance from NMIMS, Mumbai University and a BS in Commerce and Economics from Sydenham College, Mumbai University.
Logan Nicholson
Mr. Nicholson is a Managing Director of Blue Owl, a member of the Direct Lending Investment Team, and a member of the Diversified Lending Investment Committee. Mr. Nicholson is also President of OBDE and Portfolio Manager for certain funds in Blue Owl’s Diversified Lending strategy, including the Company, OBDC, OBDC II and OBDE. Prior to joining Blue Owl in 2023, Mr. Nicholson was a Co-Founder and Partner at Brinley Partners, a startup private credit asset manager, from 2021 to 2023. Previously, Mr. Nicholson was at Goldman Sachs & Co. (“Goldman”) from 2003 to 2021, where he was most recently a Managing Director and Head of U.S. Leveraged Finance Capital Markets. During his time at Goldman, he was responsible for structuring, risk management and distribution of capital commitments for both Leveraged Loans and High Yield bonds, and he was also appointed as a member of the LSTA Board of Directors. Additionally, Mr. Nicholson spent 2021 in a leadership role at healthcare firm Humana Inc., where he was Senior Vice President of Corporate Development and responsible for all M&A activity. Mr. Nicholson received a B.S. in Systems Engineering with a double major in Economics from the University of Virginia.

MANAGEMENT AND OTHER AGREEMENTS AND FEES
The Adviser is located at 399 Park Avenue, New York, NY 10022. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board and in accordance with the 1940 Act, the Adviser will manage our day-to-day operations and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, the Adviser will:
•determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•assist us in determining which investments we purchase, retain or sell;
•identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and
•execute, close, service and monitor the investments we make.
The Adviser’s services under the Investment Advisory Agreement are not exclusive.
Investment Advisory Agreement
Management and Incentive Fee
Pursuant to the Investment Advisory Agreement with the Adviser, subject to the overall supervision of our Board and in accordance with the 1940 Act, the Adviser receives an investment advisory fee from us, consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.25% based on the average value of our net assets at the end of the two most recently completed calendar months. The base management fee is payable monthly in arrears. All or part of the base management fee not taken as to any month will be deferred without interest and may be taken in any such month prior to the occurrence of a liquidity event. Base management fees for any partial month are prorated based on the number of days in the month.
The incentive fee consists of two parts: (i) an incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.
The incentive fee on income will be calculated and payable quarterly in arrears and will be based upon our pre-incentive fee net investment income for the immediately preceding calendar quarter. In the case of a liquidation of the Company or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event.
The incentive fee on income for each calendar quarter will be calculated as follows:
•No incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.25% of our net asset value for that immediately preceding calendar quarter. We refer to this as the quarterly preferred return.
•All of our pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 1.43%, which we refer to as the upper level breakpoint, of our net asset value for that immediately preceding calendar quarter, will be payable to our Adviser. We refer to this portion of the incentive fee on income as the “catch-up.” It is intended to provide an incentive fee of 12.50% on all of our pre-incentive fee net investment income when the pre-incentive fee net investment income reaches 1.43% of our net asset value for that calendar quarter, measured as of the end of the immediately preceding calendar quarter. The quarterly preferred return of 1.25% and upper level breakpoint of 1.43% are also adjusted for the actual number of days each calendar quarter.
•For any quarter in which our pre-incentive fee net investment income exceeds the upper level break point of 1.43% of the our net asset value for that immediately preceding calendar quarter, the incentive fee on income will equal 12.50% of the amount of our pre-incentive fee net investment income, because the quarterly preferred return and catch up will have been achieved.
•Pre-incentive fee net investment income is defined as investment income and any other income, accrued during the calendar quarter, minus operating expenses for the quarter, including the base management fee, expenses payable under the Investment Advisory Agreement and the Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any expense support payments or any reimbursement by us of expense support payments, or any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
The following is a graphical representation of the calculation of the quarterly incentive fee on income:
The incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. In the case of a liquidation, or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal (i) 12.50% of our realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less (ii) the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. GAAP. In no event will the Capital Gains Incentive Fee payable pursuant hereto be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
Because of the structure of the incentive fee on income and the incentive fee on capital gains, it is possible that we may pay such fees in a year where we incur a net loss. For example, if we receive pre-incentive fee net investment income in excess of the 1.25% of the Company’s net asset value for that immediately preceding calendar quarter, we will pay the applicable incentive fee even if we incurred a net loss in the quarter due to a realized or unrealized capital loss. Our Adviser will not be under any obligation to reimburse us for any part of the incentive fee they receive that is based on prior period accrued income that we never received as a result of any borrower’s default or a subsequent realized loss of our portfolio.
The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. The fees are calculated using detailed policies and procedures approved by our Adviser and our Board, including a majority of the independent directors, and such policies and procedures are consistent with the description of the calculation of the fees set forth above.
Our Adviser may elect to defer or waive all or a portion of the fees that would otherwise be paid to it in its sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month, prior to the occurrence of a liquidity event as our Adviser may determine in its sole discretion.
Fee Waiver
On February 23, 2021, the Adviser agreed to waive 100% of the base management fee for the quarter ended March 31, 2021. Any portion of the base management fee waived is not subject to recoupment.

Examples of the two-part incentive fee:
Example 1 — Incentive Fee on pre-incentive fee net investment income for each quarter

Scenarios expressed as a percentage of net asset value at the beginning of the quarter	Scenario 1	Scenario 2	Scenario 3
Pre-incentive fee net investment income	1.00%	1.35%	2.00%
Catch up incentive fee (maximum of 0.18%)	0.00%	-0.10%	-0.18%
Split incentive fee (12.50% above 1.43%)	0.00%	0.00%	-0.07%
Net Investment income	1.00%	1.25%	1.75%
Scenario 1 — Incentive Fee on Income
Pre-incentive fee net investment income does not exceed the 1.25% quarterly preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive fee net investment income.
Scenario 2 — Incentive Fee on Income
Pre-incentive fee net investment income falls between the 1.25% quarterly preferred return rate and the upper level breakpoint of 1.43%, therefore the incentive fee on pre-incentive fee net investment income is 100% of the pre-incentive fee above the 1.25% quarterly preferred return.
Scenario 3 — Incentive Fee on Income
Pre-incentive fee net investment income exceeds the 1.25% quarterly preferred return and the 1.43% upper level breakpoint provision. Therefore the upper level breakpoint provision is fully satisfied by the 0.18% of pre-incentive fee net investment income above the 1.25% preferred return rate and there is a 12.50% incentive fee on pre-incentive fee net investment income above the 1.43% upper level breakpoint. This ultimately provides an incentive fee which represents 12.50% of pre-incentive fee net investment income.
Example 2 — Incentive Fee on Capital Gains Assumptions

Year 1:	No net realized capital gains or losses

Year 2:	6.00% realized capital gains and 1.00% realized capital losses and unrealized capital depreciation; capital gain incentive fee = 12.50% × (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 Incentive Fee on Capital Gains	=	12.50% × (0)
	=	0
	=	No Incentive Fee on Capital Gains
Year 2 Incentive Fee on Capital Gains	=	12.50% × (6.00% - 1.00)%
	=	12.50% × 5.00%
	=	0.63%
Payment of Our Expenses under the Investment Advisory and Administration Agreements
Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, are provided and paid for by the Adviser. We bear our allocable portion of the compensation paid by the Adviser (or its affiliates) to our Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs). We bear all other costs and expenses of our operations, administration and transactions, including, but not limited to investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Investment Advisory Agreement (ii) our allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under the Administration Agreement and; (iii) all other expenses of our operations and transactions including, without limitation, those relating to:
•expenses deemed to be “organization and offering expenses” for purposes of Conduct Rule 2310(a)(12) of FINRA (exclusive of commissions, the dealer management fee, any discounts and other similar expenses paid by investors at the time of sale of our stock);
•the cost of corporate and organizational expenses relating to offerings of shares of our common stock;
•the cost of calculating our net asset value, including the cost of any third-party valuation services;
•the cost of effecting any sales and repurchases of our common stock and other securities;
•fees and expenses payable under any dealer manager agreements, if any;
•debt service and other costs of borrowings or other financing arrangements;
•costs of hedging;
•expenses, including travel expense, incurred by the Adviser, or members of the investment team, or payable to third parties performing due diligence on prospective portfolio companies and, if necessary, enforcing our rights;
•escrow agent, transfer agent and custodial fees and expenses;
•fees and expenses associated with marketing efforts;
•federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies;
•U.S. federal, state and local taxes;
•independent directors’ fees and expenses including certain travel expenses;
•costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration fees, listing fees and licenses, and the compensation of professionals responsible for the preparation of the foregoing;
•the costs of any reports, proxy statements or other notices to our shareholders (including printing and mailing costs);
•the costs of any shareholder or director meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters;
•commissions and other compensation payable to brokers or dealers;
•research and market data;
•fidelity bond, directors’ and officers’ errors and omissions liability insurance and other insurance premiums;
•direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;
•fees and expenses associated with independent audits, outside legal and consulting costs;
•costs of winding up;

•costs incurred in connection with the formation or maintenance of entities or vehicles to hold our assets for tax or other purposes;
•extraordinary expenses (such as litigation or indemnification); and
•costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws.
Duration and Termination
Unless terminated earlier as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities and, in either case, by a majority of our directors who are not “interested persons” as defined in the 1940 Act.
The Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, by the Adviser and may be terminated at any time, without penalty, by us upon not less than 60 days’ written notice to the Adviser by the vote of a majority of our outstanding voting securities (as defined under the 1940 Act) or by the vote of our independent directors. The Investment Advisory Agreement may be terminated at any time, without penalty, by the Adviser upon 120 days’ written notice to us. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days’ written notice.
Board Approval of the Investment Advisory Agreement
On May 6, 2024, the Board approved the continuation of the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to us by the Adviser;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs, which could include employees of the Adviser or its affiliates;
•our projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•any existing and potential sources of indirect income to the Adviser from its relationship with us and the profitability of that relationship;
•information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;
•the organizational capability and financial condition of the Adviser and its affiliates; and
•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Board, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services provided and approved the continuation of the Investment Advisory Agreement as being in the best interests of our shareholders.

Prohibited Activities
Our activities are subject to compliance with the 1940 Act. In addition, our charter prohibits the following activities among us, the Adviser and its affiliates:
•We may not purchase or lease assets in which the Adviser or its affiliates has an interest unless (i) we disclose the terms of the transaction to our shareholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;
•We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;
•The Adviser and its affiliates may not acquire assets from us unless (i) approved by our shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;
•We may not lease assets to the Adviser or its affiliates unless we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;
•We may not make any loans, credit facilities, credit agreements or otherwise to the Adviser or its affiliates except for the advancement of funds as permitted by our charter;
•We may not acquire assets from our affiliates in exchange for our common stock;
•We may not pay a commission or fee, either directly or indirectly to the Adviser or its affiliates, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;
•The Adviser may not charge duplicate fees to us; and
•The Adviser may not provide financing to us with a term in excess of 12 months.
In addition, in the Investment Advisory Agreement, the Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.
Compliance with the Omnibus Guidelines published by NASAA
Rebates, Kickbacks and Reciprocal Arrangements
Our charter prohibits our Adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws and the NASAA Omnibus Guidelines governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws and the NASAA Omnibus Guidelines. In addition, our Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our stock or give investment advice to a potential shareholder; provided, however, that our Adviser may pay a registered broker-dealer or other properly licensed agent a sales commissions for selling or distributing our common stock.
We will retain a reasonable percentage of the proceeds of this offering and our revenues in order to provide adequate reserves for normal replacements and contingencies, in accordance with accounting principles generally accepted in the United States, or GAAP.

Commingling
The Adviser may not permit our funds to be commingled with the funds of any other entity.
Indemnification of the Adviser
The Adviser (and any of its affiliates, directors, officers, members, employees, agents, or representatives) will not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and we will indemnify, defend and protect the Adviser (and its affiliates, directors, officers, members, employees, agents and representatives, each of whom will be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or our shareholders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. Notwithstanding the preceding sentence, we will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will we provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) the Indemnified Party was acting on our behalf or performing services for us; (3) such liability or loss was not the result of (i) negligence or misconduct, in the case that the Indemnified Party is the Adviser, an affiliate of the Adviser or one of our officers or, (ii) gross negligence or willful misconduct, in the case that the Indemnified Party is a director who is also not one of our officers or the Adviser or an affiliate of the Adviser; and (4) the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders. Furthermore, in accordance with Section 17(i) of the 1940 Act, the Adviser (and any of its affiliates, directors, officers, members, employees, agents, or representatives) may not be protected against any liability us or any of our investors to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.
Administration Agreement
Under the terms of the Administration Agreement, the Adviser performs, or oversees the performance of, administrative services for us, which includes, but is not limited to, providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, managing the payment of expenses and the performance of administrative and professional services rendered by others, which could include employees of the Adviser or its affiliates. We will reimburse the Adviser for services performed for us pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Adviser for any services performed for us by such affiliate or third party.
The Administration Agreement became effective on May 18, 2021 and the continuation of the Administration Agreement was approved by the Board on May 6, 2024.
We will reimburse the Adviser for expenses necessary to perform services related to our administration and operations, including the Adviser’ allocable portion of the compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs. The amount of this reimbursement will be the lesser of (1) the Adviser’ actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. The Adviser will be required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. Our Board will review the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of the Adviser. Our Board will assess the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our Board will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our Board will, among other things, compare the total amount paid to the Adviser for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We will not reimburse the Adviser for any services for which it receives a separate fee, for example, rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Adviser.
Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from the date it first became effective and will remain in effect from year to year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent directors. We may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the shareholders holding a majority of the outstanding shares of our common stock. In addition, the Adviser may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. To the extent that the Adviser outsources any of its functions we will pay the fees associated with such functions without profit to the Adviser.
Indemnification
The Administration Agreement provides that the Adviser and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Administration Agreement, except where attributable to willful misfeasance, bad faith or gross negligence in the performance of such person’s duties or reckless disregard of such person’s obligations and duties under the Administration Agreement.
Dealer Manager Agreement & Participating Broker-Dealer Agreements
The Company has entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Blue Owl Securities, an affiliate of the Adviser, and participating broker-dealer agreements with certain broker-dealers. Under the terms of the Dealer Manager Agreement and the participating broker-dealer agreements, Blue Owl Securities serves as the dealer manager, and certain participating broker-dealers solicit capital, for the Company’s public offering of shares of Class S, Class D and Class I common stock. Blue Owl Securities will be entitled to receive upfront selling commissions of up to 3.50% of the offering price of each Class S share sold in the offering. Blue Owl Securities may be entitled to receive an upfront selling commissions of up to 1.50% of the offering price of each Class D share sold in this offering. Blue Owl Securities anticipates that all or a portion of the upfront selling commissions will be retained by, or reallowed (paid) to, participating broker-dealers. Blue Owl Securities will not receive an upfront selling commissions with respect to any class of shares issued pursuant to the Company’s distribution reinvestment plan or with respect to purchases of Class I shares.
Subject to FINRA limitations on underwriting compensation and pursuant to a distribution plan adopted by the Company in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to the Company, the Company will pay Blue Owl Securities servicing fees as follows:
•with respect to the Company’s outstanding Class S shares equal to 0.85% per annum of the aggregate net asset value of the Company’s outstanding Class S shares; and
•with respect to the Company’s outstanding Class D shares equal to 0.25% per annum of the aggregate net asset value of the Company’s outstanding Class D shares.
The Company will not pay an ongoing servicing fee with respect to the Company’s outstanding Class I shares.
The servicing fees are paid monthly in arrears. Blue Owl Securities will reallow (pay) all or a portion of the ongoing servicing fees to participating broker-dealers and servicing broker-dealers for ongoing services performed by such broker-dealers, and will waive ongoing servicing fees to the extent a broker-dealer is not eligible to receive it for failure to provide such services. Because the ongoing servicing fees are calculated based on the Company’s net asset values for the Company’s Class S and Class D shares, they will reduce the net asset values or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under its distribution reinvestment plan. The Company will cease paying ongoing servicing fees at the date at which total underwriting compensation from any source in connection with this offering equals 10% of the gross proceeds from its offering (excluding proceeds from issuances pursuant to its distribution reinvestment plan). This limitation is intended to ensure that the Company satisfies the requirements of FINRA Rule 2310, which provides that the maximum aggregate underwriting compensation from any source, including compensation paid from offering proceeds and in the form of “trail commissions,” payable to underwriters, broker-dealers, or affiliates thereof participating in an offering may not exceed 10% of gross offering proceeds, excluding proceeds received in connection with the issuance of shares through a distribution reinvestment plan.
The Upfront Sales Load for sales of Class S and Class D shares may be reduced or waived in connection with discounts, other fee arrangements or for sales to certain categories of purchasers.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We have entered into both the Investment Advisory Agreement and the Administration Agreement with the Adviser. Pursuant to the Investment Advisory Agreement, we will pay the Adviser a base management fee and an incentive fee. See “Management and Other Agreements and Fees — Investment Advisory Agreement” for a description of how the fees payable to the Adviser will be determined. Pursuant to the Administration Agreement, we will reimburse the Adviser for expenses necessary to perform services related to our administration and operations. See “Management and Other Agreements and Fees — Administration Agreement” for a description of how the expenses reimbursable to the Adviser will be determined. In addition, the Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees from portfolio companies. The purpose of the Expense Reimbursement Agreement was to ensure that no portion of our distributions to shareholders represented a return of capital for U.S. federal income tax purposes. On March 7, 2023, the Adviser terminated the Expense Support Agreement. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Key Components of Our Results of Operations —Expense Support and Conditional Reimbursement Agreement” for a description of the Expense Support Agreement.
Our executive officers, certain of our directors and certain other finance professionals of Blue Owl also serve as executives of the Blue Owl Credit Advisers and certain of our officers and directors and professionals of Blue Owl, and the Blue Owl Credit Advisers are officers of Blue Owl Securities LLC (formerly, Owl Rock Capital Securities LLC). In addition, our executive officers and directors and the members of the Adviser and members of its investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as we do (including the Blue Owl Credit Advisers) including serving on their respective investment committees and/or on the investment committees of investment funds, accounts or other investment vehicles managed by our affiliates which may have investment objective similar to our investment objective.
At times we may compete with these entities managed by the other Blue Owl Credit Advisers, including the Blue Owl Credit Clients, for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by the Blue Owl Credit Clients. This can create a potential conflict when allocating investment opportunities among us and such other Blue Owl Credit Clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, in order for the Adviser and its affiliates to fulfill their fiduciary duties to each of their clients, the Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act.
Allocation of Investment Opportunities
The Blue Owl Credit Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its allocation policy, so that no client of the Adviser or its affiliates is disadvantaged in relation to any other client of the Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. The Blue Owl Credit Advisers intend to allocate common expenses among us and other clients of the Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Blue Owl Credit Advisers and the Investment Advisory Agreement.
The Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When we engage in co-investments as permitted by the exemptive relief described below, we will do so in a manner consistent with the Blue Owl Credit Advisers’ allocation policy. In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Blue Owl Credit Advisers (including executive officers of the Adviser) along with other officers and employees, will need to decide whether we or such other entity or entities will proceed with the investment. The allocation committee will make these determinations based on the Blue Owl Credit Advisers’ allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
The Blue Owl Credit Advisers’ allocation policy is designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to us and its or its affiliates’ similar fiduciary obligations to other clients, including the Blue Owl Credit Clients; however, there can be no assurance that the Blue Owl Credit Advisers’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
The allocation of investment opportunities among us and any of the other investment funds sponsored or accounts managed by the Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Blue Owl Credit Advisers’ allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by the Company or another investment fund or account) is suitable for us or another investment fund or account including the Blue Owl Credit Clients. In making this assessment, the Blue Owl Credit Advisers may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or RICs; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Blue Owl Credit Advisers may afford prior decisions precedential value.
Pursuant to the Blue Owl Credit Advisers’ allocation policy, if through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Blue Owl Credit Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.
Certain allocations may be more advantageous to us relative to one or all of the other investment funds, or vice versa. While the Blue Owl Credit Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that our actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.
Co-Investment Opportunities
As a BDC, we are subject to certain regulatory restrictions in negotiating certain investments with entities with which we may be restricted from doing so under the 1940 Act, such as the Adviser and its affiliates. On February 7, 2017, the Adviser and certain of our affiliates received exemptive relief from the SEC to permit us to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the

Order, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching by us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing, and (4) the proposed investment by us would not benefit our Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the Order and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, the Order permits us to participate in follow-on investments in our existing portfolio companies with certain affiliates that are private funds, if such private funds did not have an investment in such existing portfolio company.
In situations when co-investment with our Adviser’s or its affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of the exemptive relief granted to us by the SEC, our Adviser will need to decide which client or clients will proceed with the investment. Generally, we will not be entitled to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, we will not be permitted to participate. Moreover, except in certain circumstances, we will not invest in any issuer in which an affiliate’s other client holds a controlling interest.
Affiliated Dealer Manager
We have entered into the Dealer Manager Agreement with Blue Owl Securities. Pursuant to the Dealer Manager Agreement, we will indemnify the dealer manager, its officers, directors and any person who controls the dealer manager, in certain circumstances.
The Dealer Manager is an affiliate of Blue Owl and will not make an independent review of us or our continuous offering. This relationship may create conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the Dealer Manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with the Adviser, no independent review of us will be made in connection with the distribution of our shares in this offering.
License Agreement
We have entered into a license agreement (the “License Agreement”) with an affiliate of Blue Owl, pursuant to which we were granted a non-exclusive license to use the name “Blue Owl.” Under the License Agreement, we have a right to use the Blue Owl name for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Blue Owl” name or logo.
Material Non-Public Information
Our senior management, members of the Adviser’s investment committee and other investment professionals from the Adviser may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
The following table sets forth information with respect to the expected beneficial ownership of our common stock as of June 15, 2024:
•each person known to us to be expected to beneficially own more than 5% of the outstanding shares of our common stock;
•each of our directors and each executive officers; and
•all of our directors and executive officers as a group.

Name and Address	Number of Shares Owned	Percentage of class outstanding (as of June 25, 2024)
Interested Directors
Craig W. Packer	None	0%
Independent Directors(1)
Edward D’Alelio	None	0%
Christopher M. Temple	None	0%
Eric Kaye	None	0%
Melissa Weiler	None	0%
Victor Woolridge	None	0%
Executive Officers(1)
Karen Hager	None	0%
Bryan Cole	None	0%
Jonathan Lamm	None	0%
Neena A. Reddy	None	0%
Matthew Swatt	None	0%
Shari Withem	None	0%
Jennifer McMillon	None	0%
All officers and directors as a group (13 persons)	None	0.0%
__________________
(1)The address for each of the directors and officers is c/o Blue Owl Credit Income Corp., 399 Park Avenue, New York, New York 10022.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on 1,252,486,836 shares of our common stock outstanding as of June 25, 2024.

The following table sets forth, as of June 15, 2024, the dollar range of our equity securities that are beneficially owned by each of our directors stated as one of the following dollar ranges: None; $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; or Over $100,000. For purposes of this registration statement, the term “Fund Complex” is defined to include the Blue Owl BDCs.

Name of Director	Dollar Range of Equity Securities in Blue Owl Credit Income Corp.(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(3)
Interested Directors
Craig W. Packer	None	over $100,000
Independent Directors
Edward D’Alelio	None	over $100,000
Eric Kaye	None	over $100,000
Christopher M. Temple	None	over $100,000
Melissa Weiler	None	over $100,000
Victor Woolridge	None	over $100,000
__________________
(1)Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is calculated by multiplying the current net public offering price of the applicable class of the Company’s common stock by the number of shares beneficially owned.
(3)The dollar range of Equity Securities in the Fund Complex beneficially owned by directors of the Company, if applicable, is the sum of (1) the closing price per share of Blue Owl Capital Corporation’s common stock as of June 15, 2024 multiplied by the number of shares of Blue Owl Capital Corporation’s common stock beneficially owned by the director, (2) the current net asset value per share of Blue Owl Capital Corporation II’s common stock multiplied by the number of shares of Blue Owl Capital Corporation II’s common stock beneficially owned by the director, (3) the closing price per share of Blue Owl Capital Corporation III’s common stock as of June 15, 2024 multiplied by the number of shares of Blue Owl Capital Corporation III’s common stock beneficially owned by the director, (4) the current net asset value per share of Blue Owl Technology Finance Corp.’s common stock multiplied by the number of shares of Blue Owl Technology Finance Corp.’s common stock beneficially owned by the director, (5) the current net asset value per share of Blue Owl Technology Finance Corp. II’s common stock multiplied by the number of shares Blue Owl Technology Finance Corp. II’s common stock beneficially owned by the director, (6) the current net offering price per share of Blue Owl Technology Income Corp.’s common stock multiplied by the number of shares of Blue Owl Technology Income Corp.’s common stock beneficially owned by the director and (7) the total dollar range of equity securities in the Company beneficially owned by the director.

DESCRIPTION OF THE NOTES
We will issue the Notes under the base indenture between us and Truist Bank, as successor to Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association as trustee (the “trustee”), dated September 23, 2021 (the “Base Indenture”), as supplemented by a separate supplemental indenture, to be dated as of the first settlement date for the Notes. As used in this section, all references to the indenture mean the base indenture as supplemented by the separate supplemental indenture. The terms of the Notes include those expressly set forth in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”).
The following description is a summary of the material provisions of the Notes and the indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the indenture, including the definitions of certain terms used in the indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the Notes.
For purposes of this description, references to “we,” “our” and “us” refer only to the Company and not to any of its current or future subsidiaries and references to “subsidiaries” refer only to our consolidated subsidiaries and exclude any investments held by the Company in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of the Company and its subsidiaries.
General
The Notes:
•will be our direct, general unsecured, unsubordinated obligations;
•will initially be issued in an aggregate principal amount of $               ;
•will mature on               unless earlier redeemed or repurchased, as discussed below;
•will bear cash interest from             at an annual rate of                   %, payable semi-annually in arrears on and            of each year, beginning on         ;
•will be subject to redemption at our option as described herein under “—Optional Redemption”’,
•will be subject to repurchase by us at the option of the holders following a Change of Control Repurchase Event (as defined below under “—Offer to Repurchase Upon a Change of Control Repurchase Event”), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase;
•will be issued in denominations of $2,000 and integral multiples of $1,000 in excess thereof; and
•will be represented by one or more registered Notes in global form, but in certain limited circumstances may be represented by Notes in definitive form. See “—Book-Entry, Settlement and Clearance.”
The indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the indenture or otherwise but does contain a covenant regarding our asset coverage that would have to be satisfied at the time of incurrence of additional indebtedness. See “—Covenants”. The indenture does not contain any financial covenants and does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions and other provisions described under “Offer to Repurchase Upon a Change of Control Repurchase Event” and “Merger, Consolidation or Sale of Assets” below, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders.
We may, without the consent of the holders, issue additional Notes under the indenture with the same terms (except for the issue date, public offering price and, if applicable, the initial interest payment date) and with the same

CUSIP numbers as the Notes offered hereby in an unlimited aggregate principal amount; provided that such additional Notes must either be issued in a “qualified reopening” for U.S. federal income tax purposes, with no more than a de minimis amount of original issue discount, or otherwise be part of the same issue as the Notes offered hereby for U.S. federal income tax purposes.
We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.
Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange
We will pay the principal of, and interest on, the Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below).
Payment of principal of (and premium, if any) and any such interest on the Notes will be made at the corporate trust office of the paying agent, which initially shall be the trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, in the case of notes that are not in global form, at our option payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the security register.
A holder of Notes may transfer or exchange Notes at the office of the registrar in accordance with the indenture. A holder may be required, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the registrar for any registration of transfer or exchange of Notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the indenture.
The registered holder of a Note will be treated as its owner for all purposes.
Interest
The Notes will bear cash interest at a rate of          % per year until maturity. Interest on the Notes will accrue from                    or from the most recent date on which interest has been paid or duly provided for. Interest on the Notes will be payable semiannually in arrears on                    and                    of each year, beginning on          .
Interest will be paid to the person in whose name the Notes are registered at 5:00 p.m. New York City time (the “close of business”) on                    or                   (whether or not a business day), as the case may be, immediately preceding the relevant interest payment date. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.
If any interest payment date, redemption date, the maturity date or any earlier required repurchase date upon a Change of Control Repurchase Event (defined below) of the Notes falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term “business day” means, with respect to any of the Notes, any day other than a Saturday, a Sunday or a day on which banking institutions in New York or the city in which the corporate trust office of the trustee is located are authorized or obligated by law or executive order to close.
Ranking
The Notes will be our direct, general unsecured obligations that will rank:
•senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes;
•pari passu, or equal, in right of payment to all of our existing and future indebtedness or other obligations that are not so subordinated, or junior, including, without limitation the September 2026 Notes, of which $350.0 million was outstanding as of March 31, 2024, the February 2027 Notes, of which $500.0 million was outstanding as of March 31, 2024, the March 2025 Notes, of which $500.0 million was outstanding as of March 31, 2024, the September 2027 Notes, of which $600.0 million was outstanding as of March 31,

2024, and the June 2028 Notes, of which $650.0 million was outstanding as of March 31, 2024, the January 2029 Notes, of which $550.0 million was outstanding as of March 31, 2024, the March 2031 Notes, of which $750.0 million was outstanding as of March 31, 2024;
•effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the Revolver, of which approximately $628.1 million was outstanding as of December 31, 2023; and
•structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities, including, without limitation, borrowings under the SPV Asset Facilities, of which approximately $2.6 billion was outstanding as of March 31, 2024, and the OCIC CLOs, of which approximately $1.5 billion was outstanding as of March 31, 2024.
As of March 31, 2024, we had approximately $9.035 billion aggregate principal amount of debt outstanding, $5.135 billion of which was indebtedness secured primarily by our assets or the assets of our subsidiaries. After giving effect to the issuance of the Notes our total indebtedness would have been approximately $3.900 billion aggregate principal amount outstanding as of March 31, 2024. See “Capitalization.”
In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.
Optional Redemption
Prior to the Par Call Date, we may redeem the Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus          basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.
On or after the Par Call Date, we may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.
“Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.
The Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, we shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H. 15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H. 15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H. 15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.
If on the third business day preceding the redemption date H.15 TCM is no longer published, we shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, we shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.
Our actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.
Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.
In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.
Unless we default in payment of the redemption price, on and after the redemption date interest will cease to accrue on the notes or portions thereof called for redemption.
The calculation or determination of the redemption price shall be made by us or on our behalf by such person as we shall designate. For the avoidance of doubt, the calculation or determination of the redemption price shall not be the obligation or responsibility of the trustee or paying agent.
Offer to Repurchase Upon a Change of Control Repurchase Event
If a Change of Control Repurchase Event occurs with respect to the Notes, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount thereabove) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will send a notice to each holder and the trustee describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event with respect to the Notes and offering to repurchase the Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent. The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of

Control Repurchase Event with respect to the Notes occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-l under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.
On a Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act, we will, to the extent lawful:
(1)accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;
(2)deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes of or portions of Notes properly tendered; and
(3)deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.
The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder new Notes equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.
We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in respect of the Notes in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.
The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. For a general discussion of our indebtedness, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.” Before making any such repurchase of Notes, we would have to comply with any applicable restrictions in our debt instruments at the time. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our existing or future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes or our other debt. See “Risk Factors—Risks Relating to the Notes—We may not be able to repurchase the Notes upon a Change of Control Repurchase Event”.
The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.
For purposes of the Notes:
“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by all four Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event under the indenture) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform us in writing that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).
“Change of Control” means the occurrence of any of the following:
(1)the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of the Company and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its Controlled Subsidiaries shall not be deemed to be any such sale, lease, transfer, conveyance or disposition;
(2)the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares; or
(3)the approval by the Company’s stockholders of any plan or proposal relating to the liquidation or dissolution of the Company.
“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.
“Controlled Subsidiary” means any subsidiary of the Company, 50% or more of the outstanding equity interests of which are owned by the Company and its direct or indirect subsidiaries and of which the Company possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.
“DBRS” means DBRS, Inc. or any successor thereto.
“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s), BBB- or better by S&P (or its equivalent under any successor rating categories of S&P), BBB- or better by KBRA (or its equivalent under any successor rating categories of KBRA) and BBB (low) or better by DBRS (or its equivalent under any successor rating categories of DBRS) (or if such Rating Agency ceases to rate the Notes for reasons outside of our control, the equivalent investment grade credit rating from any Rating Agency selected by us as a replacement Rating Agency).
“KBRA” means Kroll Bond Rating Agency or any successor thereto.
“Moody’s” means Moody’s Investor Services, Inc. or any successor thereto.
“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) Blue Owl Credit Advisors LLC, any affiliate of Blue Owl Credit Advisors LLC that is organized under the laws of a jurisdiction located in the United States of America and in the business of managing or advising clients.

“Rating Agency” means:
(1)each of Moody’s, S&P, KBRA and DBRS; and
(2)if any of Moody’s, S&P, KBRA or DBRS ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section (3)(a)(62) of the Exchange Act selected by us as a replacement agency for Moody’s, S&P, KBRA and/or DBRS, as the case may be.
“S&P” means S&P Global Ratings or any successor thereto.
“Significant Subsidiary” means any Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act, as such regulation is in effect on the original date of this Indenture (but excluding any Subsidiary which is (a) a non-recourse or limited recourse Subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) not consolidated with the Company for purposes of GAAP).
“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.
Covenants
In addition to the covenants described in the base indenture, the following covenants shall apply to the Notes.
Merger, Consolidation or Sale of Assets
The indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition; and provided further that this covenant shall not apply to any sale, transfer, lease, conveyance, or other disposition of all or substantially all of the Company’s property to a wholly owned subsidiary of the Company) in any one transaction or series of related transactions unless:
•we are the surviving person (the “Surviving Person”) or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a corporation or limited liability company organized and existing under the laws of the United States of America or any state or territory thereof;
•the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the trustee, executed and delivered to the trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the indenture to be performed by us;
•immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default shall have occurred and be continuing; and
•we shall deliver, or cause to be delivered, to the trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant, and that all conditions precedent in the indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of our property.
Although there is a limited body of case law interpreting the phrase “substantially all”, there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions are permitted under the indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.
An assumption by any person of obligations under the Notes and the indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.
Other Covenants
•We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject thereto, Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions, but giving effect, in either case, to any exemptive relief granted to us by the SEC.
•If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable. Delivery of such financial statements to the trustee is for informational purposes only and the trustee’s receipt of such shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including our compliance with any of our covenants under the indenture (as to which the trustee is entitled to rely exclusively on officers’ certificates).
Modification or Waiver
There are three types of changes we can make to the indenture and the Notes issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:
•change the stated maturity of the principal of or interest on the Notes;
•reduce any amounts due on the Notes;
•reduce the amount of principal payable upon acceleration of the maturity of a security following a default or upon redemption of a Note or the amount provable in bankruptcy;
•adversely affect any right of repayment at the holder’s option;
•change the place (except as otherwise described in this prospectus or prospectus supplement) or currency of payment on a debt security;

•impair your right to sue for payment;
•modify the subordination provisions in the indenture in a manner that is adverse to holders of outstanding Notes;
•reduce the percentage of holders of the Notes whose consent is needed to modify or amend the indenture;
•reduce the percentage of holders of the Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•modify certain of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•change any obligation we have to pay additional amounts.
Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture, and certain other changes that would not adversely affect holders of the outstanding Notes in any material respect, including adding additional covenants or events of default. We also do not need any approval to make any change that affects only Notes to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the Notes would require the following approval:
•If the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes.
•If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in aggregate principal amount of all of the debt securities affected by the change.
The holders of a majority in principal amount of a series of debt securities issued under the indenture, or all series, voting together as one class for this purpose, may waive our compliance with some of our covenants in the indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval”.
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:
The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. The Notes will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Legal Defeasance”.
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the Notes or request a waiver.

Events of Default
Each of the following is an event of default:
(1)default in the payment of any interest upon any Notes when due and payable and the default continues for a period of 30 days;
(2)default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity, including upon any redemption date or required repurchase date;
(3)our failure for 60 consecutive days after written notice from the trustee or the holders of at least 25% in principal amount of the Notes then outstanding to us and the trustee, as applicable, has been received to comply with any of our other agreements contained in the Notes or indenture;
(4)default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) not consolidated with the Company for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;
(5)Pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, or any successor provisions, on the last business day of each of 24 consecutive calendar months, any class of securities shall have an asset coverage (as such term is used in the 1940 Act) of less than 100%, giving effect to any amendments to such provisions of the 1940 Act or to any exemptive relief granted to us by the SEC; and
(6)certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 90 consecutive days.
If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the entire principal amount of Notes to be due and immediately payable, by a notice in writing to us (and to the trustee if given by the holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.
At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in the Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in the Notes, and all sums paid or advanced by the trustee and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on the Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the indenture, or for the appointment of a receiver or trustee, or for any other remedy under the indenture, unless:
(i)such holder has previously given written notice to the trustee of a continuing event of default with respect to the Notes;
(ii)the holders of not less than 25% in principal amount of the outstanding Notes shall have made written request to the trustee to institute proceedings in respect of such event of default;
(iii)such holder or holders have offered to the trustee security or indemnity satisfactory to the trustee against the costs, expenses and liabilities to be incurred in compliance with such request;
(iv)the trustee for 60 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such proceeding; and
(v)no direction inconsistent with such written request has been given to the trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.
Notwithstanding any other provision in the indenture, the holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.
The trustee shall be under no obligation to exercise any of the rights or powers vested in it by the indenture at the request or direction of any of the holders of the Notes unless such holders shall have offered to the trustee security or indemnity satisfactory to the trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the Notes, provided that (i) such direction shall not be in conflict with any rule of law or with this indenture, (ii) the trustee may take any other action deemed proper by the trustee that is not inconsistent with such direction and (iii) the trustee need not take any action that may involve it in personal liability or be unjustly prejudicial (it being understood that the trustee does not have an affirmative duty to ascertain whether or not any such directions are unduly prejudicial to such holders) to the holders of Notes not consenting.
The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any of the Notes, or (ii) in respect of a covenant or provision of the indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default shall cease to exist, and any event of default arising therefrom shall be deemed to have been cured, for every purpose, but no such waiver shall extend to any subsequent or other default or event of default or impair any right consequent thereto.
We are required to deliver to the trustee, within 120 days after the end of each fiscal year, an officers’ certificate stating that to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the indenture.
Within 90 days after the occurrence of any default under the indenture with respect to the Notes, the trustee shall transmit notice of such default actually known to a responsible officer of the trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any of the Notes, the trustee shall be protected in withholding such notice if and so long as it in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge
We may satisfy and discharge our obligations under the indenture by delivering to the securities registrar for cancellation all outstanding Notes or by depositing with the trustee, in trust, funds in U.S. dollars in an amount sufficient to pay all of the outstanding Notes after the Notes have become due and payable or will become due and payable within one year (or scheduled for redemption within one year). Such discharge is subject to terms contained in the indenture.
Defeasance
The Notes will be subject to covenant defeasance and legal defeasance.
Covenant Defeasance
If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, we must do the following:
•deposit in trust for the benefit of all holders of the Notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the Notes on their various due dates;
•deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such covenant defeasance or to be taxed on the Notes any differently than if we did not make the deposit and repaid the Notes at maturity; and
•deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
If we accomplished covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Legal Defeasance
If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “defeasance” or “legal defeasance”) if we put in place the following other arrangements for you to be repaid:
•We must deposit in trust for the benefit of all holders of the Notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the Notes on their various due dates.
•We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such defeasance or to be taxed on the Notes any differently than if we did not make the deposit and repaid the Notes at maturity. Under current U.S. federal tax law, the deposit and our legal release from the Notes would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your Notes and you would recognize gain or loss on the Notes at the time of the deposit.
•We must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.
If we ever accomplished legal defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.
Trustee
Truist Bank, as successor to Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, is the trustee, security registrar and paying agent. Truist Bank, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this prospectus or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information. Neither the trustee nor any paying agent shall be responsible for determining whether any Change of Control or Below Investment Grade Rating Event has occurred and whether any Change of Control offer with respect to the Notes is required.
We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.
Resignation and Removal of Trustee
The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Governing Law
The indenture provides that it and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.
Book-Entry, Settlement and Clearance
Global Notes
The Notes will be initially issued in the form of one or more registered Notes in global form, without interest coupons (the “Global Notes”). Upon issuance, each of the Global Notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.
Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC, Euroclear or Clearstream (“DTC, Euroclear or Clearstream participants”) or persons who hold interests through DTC, Euroclear or Clearstream participants. We expect that under procedures established by DTC:
•upon deposit of a Global Note with DTC, Euroclear or Clearstream’s custodian, DTC, Euroclear or Clearstream will credit portions of the principal amount of the Global Note to the accounts of the DTC, Euroclear or Clearstream participants designated by the underwriters; and
•ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC, Euroclear or Clearstream (with respect to interests of DTC, Euroclear or Clearstream participants) and the records of DTC, Euroclear or Clearstream participants (with respect to other owners of beneficial interests in the Global Note).
Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.
Book-Entry Procedures for Global Notes
All interests in the Global Notes will be subject to the operations and procedures of DTC. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we, the trustee nor the underwriters are responsible for those operations or procedures.
DTC has advised us that it is:
•a limited purpose trust company organized under the laws of the State of New York;
•a “banking organization” within the meaning of the New York State Banking Law;
•a member of the Federal Reserve System;
•a “clearing corporation” within the meaning of the Uniform Commercial Code; and
•a “clearing agency” registered under Section 17A of the Exchange Act.
DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the underwriters; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.
Euroclear and Clearstream hold securities for participating organizations. They also facilitate the clearance and settlement of securities transactions between their respective participants through electronic book-entry changes in the accounts of such participants. Euroclear and Clearstream provide various services to their participants, including the safekeeping, administration, clearance, settlement, lending and borrowing of internationally traded securities. Euroclear and Clearstream interface with domestic securities markets. Euroclear and Clearstream participants are financial institutions such as underwriters, securities brokers and dealers, banks, trust companies and certain other organizations. Indirect access to Euroclear and Clearstream is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Euroclear and Clearstream participant, either directly or indirectly.
So long as the Notes are held in global form, Euroclear, Clearstream and/or DTC, as applicable, (or their respective nominees) will be considered the sole holders of Global Notes for all purposes under the indenture. As such, participants must rely on the procedures of Euroclear, Clearstream and/or DTC and indirect participants must rely on the procedures of Euroclear, Clearstream and/or DTC and the participants through which they own interests in the Notes, or Book-Entry Interests, in order to exercise any rights of holders under the indenture.
So long as DTC, Euroclear or Clearstream’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a Global Note:
•will not be entitled to have Notes represented by the Global Note registered in their names;
•will not receive or be entitled to receive physical, certificated Notes; and

•will not be considered the owners or holders of the Notes under the indenture for any purpose, including with respect to receiving notices or the giving of any direction, instruction or approval to the trustee under the indenture.
As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC, Euroclear or Clearstream to exercise any rights of a holder of Notes under the indenture (and, if the investor is not a participant or an indirect participant in DTC, Euroclear or Clearstream on the procedures of the DTC, Euroclear or Clearstream participant through which the investor owns its interest).
Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the trustee to DTC, Euroclear or Clearstream’s nominee as the registered holder of the Global Note. Neither we nor the trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, Euroclear or Clearstream, or for maintaining, supervising or reviewing any records of DTC, Euroclear or Clearstream relating to those interests.
Payments by participants and indirect participants in DTC, Euroclear or Clearstream to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC, Euroclear or Clearstream.
Cross-market transfers of beneficial interests in Global Notes between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.
Because the settlement of cross-market transfers takes place during New York business hours, DTC participants may employ their usual procedures for sending securities to the applicable DTC participants acting as depositaries for Euroclear and Clearstream. The sale proceeds will be available to the DTC participant seller on the settlement date. Thus, to a DTC participant, a cross-market transaction will settle no differently from a trade between two DTC participants. Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be reflected in the account of the Euroclear of Clearstream participant the following business day, and receipt of the cash proceeds in the Euroclear or Clearstream participant’s account will be back-valued to the date on which settlement occurs in New York. DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the trustee will have any responsibility or liability for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations, including maintaining, supervising or reviewing the records relating to, or payments made on account of, beneficial ownership interests in Global Notes.
Transfers between participants in DTC will be effected under DTC’s procedures and will be settled in same-day funds.

Certificated Notes
Notes in physical, certificated form will be issued and delivered to each person that DTC, Euroclear or Clearstream identifies as a beneficial owner of the related Notes only if:
•DTC, Euroclear or Clearstream notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;
•DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or
•an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the MGCL and our charter and bylaws for a more detailed description of the provisions summarized below.
General
Under the terms of our charter, as of June 25, 2024, our authorized capital stock consists solely of 4,500,000,000 shares of common stock, par value $0.01 per share, of which 1,500,000,000 are classified as Class S common stock 1,000,000,000 are classified as Class D common stock and 2,000,000,000 are classified as Class I common stock. As of June 25, 2024, there were 1,252,486,836 shares of common stock outstanding, and no shares of preferred stock, par value $0.01 per share outstanding.
As permitted by the MGCL, our charter provides that a majority of the entire Board, without any action by our shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. The charter also provides that the Board may classify or reclassify any unissued shares of common stock into one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under the MGCL, our shareholders generally are not personally liable for our debts or obligations.
None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the company or potential liabilities associated with ownership of the security (not including investment risks).
Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding as of June 25, 2024
Common Stock	4,500,000,000	—	1,252,486,836
Class S	1,500,000,000	—	433,682,749
Class D	1,000,000,000	—	46,357,827
Class I	2,000,000,000	—	772,446,261
Common Stock
Under the terms of our charter, all shares of our Class S, Class D and Class I common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Dividends and distributions may be paid to the holders of our Class S, Class D and Class I common stock (which shall be done pro rata among the shareholders of shares of a specific class) at the same time and in different per share amounts on such Class S, Class D and Class I common stock, if, as and when authorized by our Board and declared by us out of funds legally available therefore. Each class of common stock shall represent an investment in the same pool of assets and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other class of common stock except for such differences as are clearly and expressly set forth in our charter and as described in “Share Class Specifications.”

Except as may be provided by our Board in setting the terms of classified or reclassified stock, or as described in “Share Class Specifications,” shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire shares of our common stock to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of shares of such stock or redeem any outstanding shares of stock for such price and on such other terms and conditions as may be determined by or at the direction of the Board.
In the event of our liquidation, dissolution or winding up, each share of each class of our common stock would be entitled to be paid, out of all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time, a liquidation payment equal to the net asset value per share of such class; provided, however, that if the available assets of the Company are insufficient to pay in full the above described liquidation payment, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of each class of common stock ratably in the same proportion as the respective amounts that would be payable on such shares of each class of common stock if all amounts payable thereon were paid in full.
Subject to the rights of holders of any other class or series of stock, Class S, Class D and Class I common stock will vote together as a single class, and each share is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as may be provided by the Board in setting the terms of classified or reclassified stock, and subject to the express terms of any class or series of Preferred Stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors. Cumulative voting entitles a shareholder to as many votes as equals the number of votes which such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected and allows a shareholder to cast a portion or all of the shareholder’s votes for one or more candidates for seats on the Board. Without cumulative voting, a minority shareholder may not be able to elect as many directors as the shareholder would be able to elect if cumulative voting were permitted. Subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director will be elected by a majority of the votes cast with respect to such director’s election, except in the case of a “contested election” (as defined in our bylaws), in which directors will be elected by a plurality of the votes cast in the contested election of directors.
Preferred Stock
This offering does not include an offering of preferred stock. However, under the terms of our charter, our Board may authorize us to issue shares of preferred stock in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock. We do not currently anticipate issuing preferred stock in the near future. In the event we issue preferred stock, we will make any required disclosure to shareholders. We will not offer preferred stock to the Adviser or our affiliates except on the same terms as offered to all other shareholders.
Preferred stock could be issued with terms that would adversely affect the shareholders. Preferred stock could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.
The issuance of any preferred stock must be approved by a majority of our independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel. Our Board has passed a resolution that no preferred stock will be issued that has voting rights that will limit or subordinate voting rights of the holders of our common stock afforded by the Omnibus Guidelines.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.
Despite the above provisions of the MGCL, and in accordance with guidelines adopted by the NASAA, our charter and our Advisory Agreement prohibit us from indemnifying or holding harmless an officer, director, employee, controlling person and any other person or entity acting as our agent (which would include, without limitation, our Adviser and its affiliates) unless each of the following conditions are met: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) we have determined, in good faith, that the party seeking indemnification was acting or performing services on our behalf; (3) we have determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is our Adviser, any of its affiliates or any officer of the Company, our Adviser or an affiliate of our Adviser or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is a director (and not also an officer of the Company, our Adviser or an affiliate of our Adviser); and (4) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders.
The MGCL requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
The MGCL and Certain Charter and Bylaw Provisions; Anti-Takeover Measures
The MGCL contains, and our charter and bylaws also contain, provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of shareholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the Board’s ability to negotiate such proposals may improve their terms.
Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the corporation’s board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, the charter provides for approval of these actions by the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter.
Notwithstanding the foregoing, amendments to our charter to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company must be approved by the affirmative vote of holders of our common stock entitled to cast at least two-thirds of the votes entitled to be cast on the matter, with common stock and each class or series of preferred stock that is entitled to vote on a matter voting as a separate class. In addition, as permitted by the MGCL, our charter provides that a majority of our Board, without action by our shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue; provided, that any such amendment may not change the preferences, conversion or other rights, voting powers, limitations as to dividends or terms or conditions of redemption of any issued and outstanding shares.
Our charter and bylaws provide that our Board will have the exclusive power to make, alter, amend or repeal any provision of our bylaws; provided, however, that certain provisions related to stockholder requested meetings may only be amended by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.
Our charter provides that upon a vote by a majority of our shareholders voting together as a single class, our shareholders may, without the necessity of any concurrence by our Adviser, direct that the Company:
•approve or disapprove an amendment to our charter;
•remove our Adviser and elect a new investment adviser;
•approve or disapprove the dissolution of the Company; or
•approve or disapprove the sale of all or substantially all of our assets when such sale is to be made other than in the ordinary course of business.
In addition, our charter provides that none of our Adviser, directors, or our Dealer-Manager may vote or consent on matters submitted to our shareholders regarding the removal of our Adviser or such director, or any transaction between us, on the one hand, and our Adviser or any of its affiliates or such director(s), on the other.
•Without the approval of a majority of our shareholders voting together as a single class, our Adviser may not:
•amend the Investment Advisory Agreement except for amendments that would not adversely affect the rights of our shareholders;
•except as otherwise permitted under the Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;
•appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Advisory Agreement and applicable law);
•sell all or substantially all of our assets other than in the ordinary course of business; or

•cause the merger or similar reorganization of the Company.
Our charter also provides that the Board will be divided into three classes, as nearly equal in size as practicable, with each class of directors serving for a staggered three-year term. Additionally, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, directors may be removed at any time, with or without cause (as such term is defined in charter) by the affirmative vote of a majority of the votes entitled to be cast generally in the election of directors. Our charter and bylaws also provide that, except as provided otherwise by applicable law, including the 1940 Act and subject to any rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any vacancy on the Board, except, until such time as we have three independent directors, for vacancies resulting from the removal of a director by the shareholders, and any newly created directorship resulting from an increase in the size of the Board, may only be filled by vote of the directors then in office, even if less than a quorum, or by a sole remaining director.
Pursuant to our election in Article V of our charter, subject to applicable requirements of the 1940 Act, except as may be provided by the Board in setting the terms of any class or series of preferred stock, (a) any vacancy on the Board may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum and (b) any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies; provided that, under the MGCL, when the holders of any class, classes or series of stock have the exclusive power under the charter to elect certain directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected by such class, classes or series of our stock. In addition, our charter provides that, subject to any rights of holders of one or more classes or series of stock to elect or remove one or more directors, the total number of directors will be fixed from time to time exclusively pursuant to resolutions adopted by the Board.
The classification of the Board and the limitations on removal of directors described above as well as the limitations on shareholders’ right to fill vacancies and newly created directorships and to fix the size of the Board could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring or attempting to acquire us.
The MGCL and our charter and bylaws also provide that:
•any action required or permitted to be taken by the shareholders at an annual meeting or special meeting of shareholders may only be taken if it is properly brought before such meeting or by unanimous consent in lieu of a meeting;
•special meetings of the shareholders may only be called by the Board, the chairman of the Board, the chief executive officer or the president, and must be called by the secretary upon the written request of shareholders who are entitled to cast not less than ten percent of all the votes entitled to be cast on such matter at such meeting; and
•any shareholder nomination or business proposal to be properly brought before a meeting of shareholders must have been made in compliance with certain advance notice and informational requirements.
Our charter also provides that any tender offer made by any person, including any “mini-tender” offer, must comply with the provisions of Regulation 14D of the Exchange Act, including the notice and disclosure requirements. Among other things, the offeror must provide us notice of such tender offer at least ten business days before initiating the tender offer. The charter prohibits any shareholder from transferring shares of stock to a person who makes a tender offer which does not comply with such provisions unless such shareholder has first offered such shares of stock to us at the tender offer price in the non-compliant tender offer. In addition, the non-complying offeror will be responsible for all of our expenses in connection with that offeror’s noncompliance.
These provisions could delay or hinder shareholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for the common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a shareholder (such as electing new directors or approving a merger) only at a duly called shareholders meeting, and not by written consent. In addition, although the advance notice and information requirements in our bylaws do not give the Board any power to disapprove shareholder nominations for the election of directors or business proposals that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.
Our charter prohibits the Adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws and the NASAA Omnibus Guidelines governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws and the NASAA Omnibus Guidelines. In addition, the Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our stock or give investment advice to a potential shareholder; provided, however, that the Adviser may pay a registered broker-dealer or other properly licensed agent from sales commissions for selling or distributing shares of our common stock.
Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals
Our bylaws provide that, with respect to an annual meeting of shareholders, nominations of individuals for election as directors and the proposal of business to be considered by shareholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the Board or (c) by a shareholder who is a shareholder of record both at the time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting at which directors are to be elected may be made only (a) by or at the direction of the Board or (b) provided that the special meeting has been called in accordance with our bylaws for the purpose of electing directors, by a shareholder who is a shareholder of record both at the time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of our bylaws.
The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our bylaws do not give the Board any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, the advance notice and information requirements may have the effect of precluding election contests or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.
No Appraisal Rights
For certain extraordinary transactions and amendments to our charter, the MGCL provides the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. As permitted by the MGCL, our charter provides that shareholders will not be entitled to exercise appraisal rights unless the board of directors determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which shareholders would otherwise be entitled to exercise appraisal rights.

Access to Records
Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and telephone numbers of our shareholders, along with the number of shares of our common stock held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any reason, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication.
Under the MGCL, our shareholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) our charter, (ii) our bylaws, (iii) minutes of the proceedings of our shareholders, (iv) annual statements of affairs and (v) any voting trust agreements. A shareholder may also request access to any other corporate records, which may be evaluated solely in the discretion of our Board.
In addition to the foregoing, shareholders have rights under Rule 14a-7 under the Exchange Act, which provides that, upon the request of investors and the payment of the expenses of the distribution, we are required to distribute specific materials to shareholders in the context of the solicitation of proxies for voting on matters presented to shareholders or, at our option, provide requesting shareholders with a copy of the list of shareholders so that the requesting shareholders may make the distribution of proxies themselves. A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.
Control Share Acquisitions
Certain provisions of the MGCL provide that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to the control shares except to the extent approved by the affirmative vote of two-thirds of the votes entitled to be cast on the matter, which is referred to as the Control Share Acquisition Act (the “Controlled Share Acquisition Act”). Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•one-tenth or more but less than one-third;
•one-third or more but less than a majority; or
•a majority or more of all voting power.
The requisite shareholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or if a meeting of shareholders is held at which the voting rights of the shares are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a shareholder meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of stock. The SEC staff previously took the position that, if a BDC failed to opt-out of the Control Share Acquisition Act, its actions would be inconsistent with Section 18(i) of the 1940 Act. However, the SEC recently withdrew its previous position, and stated that is would not recommend enforcement action against a closed-end fund, including a BDC, that that opts in to being subject to the Control Share Acquisition Act if the closed-end fund acts with reasonable care on a basis consistent with other applicable duties and laws and the duty to the company and its shareholders generally. As such, we may amend our bylaws to be subject to the Control Share Acquisition Act, but will do so only if the Board determines that it would be in our best interests and if such amendment can be accomplished in compliance with applicable laws, regulations and SEC guidance.
Business Combinations
Under the MGCL, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, statutory share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:
•any person who beneficially owns 10% or more of the voting power of the corporation’s stock; or
•an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.
A person is not an interested shareholder under this statute if the corporation’s board of directors approves in advance the transaction by which he or she otherwise would have become an interested shareholder. However, in approving a transaction, the board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any such business combination generally must be recommended by the corporation’s board of directors and approved by the affirmative vote of at least:
•80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.
These super-majority vote requirements do not apply if holders of the corporation’s common stock receive a minimum price, as defined under the MGCL, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the corporation’s board of directors before the time that the interested shareholder becomes an interested shareholder. The Board has adopted a resolution exempting from the requirements of the statute any business combination between us and any other person, provided that such business combination is first approved by the Board (including a majority of the directors who are not “interested persons” within the meaning of the 1940 Act). This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control and increase the difficulty of consummating any offer.
Restrictions on Roll-Up Transactions
In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of its properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.
In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:
•accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or
•one of the following:
•remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or
•receiving cash in an amount equal to their pro rata share of the appraised value of the net assets of the class of shares that they hold.
We are prohibited from participating in any proposed roll-up transaction:
•which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in the charter, including rights with respect to the election and removal of directors, annual and special meetings, amendments to the charter and our dissolution;

•which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares of our common stock by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;
•in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the charter; or
•in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction.
Reports to Shareholders
Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Adviser. These reports will also be available on our website at www.ocic.com and on the SEC’s website at www.sec.gov.
Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as online charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.
Conflict with the 1940 Act
Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act or any provision of our charter or our bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Determinations by Our Board of Directors
Our charter contains a provision that codifies the authority of our board of directors to manage our business and affairs. This provision enumerates certain matters and states that the determination as to any such enumerated matters made by or pursuant to the direction of our board of directors (consistent with our charter) is final and conclusive and binding upon us and our stockholders. This provision does not alter the duties our board of directors owes to us or our stockholders pursuant to our charter and under Maryland law. Further, it would not restrict the ability of a stockholder to challenge an action by our board of directors which was taken in a manner that is inconsistent with our charter or the board of directors’ duties under Maryland law or which did not comply with the requirements of the provision.

DETERMINATION OF NET ASSET VALUE
Determination of Net Asset Value
The net asset value of a class of shares depends on the number of shares of the applicable class outstanding at the time the net asset value of the applicable share class is determined and the amount of ongoing servicing fees imposed on such class. As such, the net asset value of each class of shares may vary among classes of shares and if we sell different amounts of shares per class. The net asset value per share of a class of our outstanding shares of common stock is determined at least quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.
Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Pursuant to Rule 2a-5, the Board designated the Adviser as our valuation designee to perform fair value determinations relating to the value of assets we hold for which market quotations are not readily available.
Investments for which market quotations are readily available are valued at the average bid price of those market quotations. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of our investments, are valued at fair value as determined in good faith by our Adviser, as the valuation designee, based on, among other things, the input independent third-party valuation firm(s) engaged at the direction of our Adviser.
As part of the valuation process, our Adviser, as the valuation designee, takes into account relevant factors in determining the fair value of our investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Adviser, as the valuation designee, considers whether the pricing indicated by the external event corroborates its valuation.
Our Adviser, as the valuation designee, undertakes a multi-step valuation process, which includes, among other procedures, the following:
•With respect to investments for which market quotations are readily available, those investments will typically be valued at the average bid price of those market quotations;
•With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser’s valuation committee;
•Preliminary valuation conclusions are documented and discussed with the Adviser’s valuation committee.
•Our Adviser, as the valuation designee, reviews the recommended valuations and determines the fair value of each investment;
•Each quarter, our Adviser, as the valuation designee, provides the Audit Committee a summary or description of material fair value matters that occurred in the prior quarter and on an annual basis, our Adviser, as the valuation designee, will provide the Audit Committee with a written assessment of the adequacy and effectiveness of its fair value process; and
•The Audit Committee oversee the valuation designee and will report to the Board on any valuation matters requiring the Board’s attention. We conduct this valuation process on a quarterly basis.
We apply Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, we consider its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:
•Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access.
•Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfer occurred. In addition to using the above inputs in investment valuations, we will apply the valuation policy approved by our Board that is consistent with ASC 820. Consistent with the valuation policy, our Adviser, as the valuation designee, evaluates the source of the inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), we subject those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, our Adviser, as the valuation designee, or the independent valuation firm(s), review pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize amounts that are different from the amounts presented and such differences could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.

UNDERWRITING
We are offering the Notes described in this prospectus through a number of underwriters.             are acting as representatives of the underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, we have agreed to sell to the underwriters, and each underwriter has severally agreed to purchase the aggregate principal amount of notes listed next to its name in the following table:

Name	Principal Amount of Notes

Total	$
Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Notes sold under the underwriting agreement if any of these Notes are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.
We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.
The underwriters are offering the Notes, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Notes, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers’ certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.
Commissions and Discounts
The following table shows the per Note and total underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering:

	Per Note	Amount
Public offering price
Underwriting discount (sales load)
Proceeds to us, before expenses
The underwriters propose to offer some of the Notes to the public at the public offering price set forth on the cover page of this prospectus and some of the Notes to certain other dealers at the public offering price less a concession not in excess of         % of the aggregate principal amount of the Notes. The underwriters may allow, and the dealers may reallow, a discount not in excess of         % of the aggregate principal amount of the Notes. After the initial offering of the Notes to the public, the public offering price and other selling terms may be changed. No such change shall change the amount of proceeds to be received by us as set forth on the cover page of this prospectus.
The expenses of the offering, not including the underwriting discount, are estimated at $           million and are payable by us.
No Sales of Similar Securities
Subject to certain exceptions, we have agreed not to directly or indirectly, offer, pledge, sell, contract to sell, grant any option for the sale of or otherwise transfer or dispose of any debt securities issued or guaranteed by us or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by us or file any registration statement under the Securities Act with respect to any of the foregoing through the closing date without first obtaining the written consent of the representative. This consent may be given at any time without public notice.
Listing
The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system.
We have been advised by certain of the underwriters that they currently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.
Price Stabilization, Short Positions
In connection with the offering, the underwriters may purchase and sell Notes in the open market. These transactions may include over-allotment, covering transactions and stabilizing transactions. Over-allotment involves sales of Notes in excess of the aggregate principal amount of Notes to be purchased by the underwriters in the offering, which creates a short position for the underwriters. Covering transactions involve purchases of the Notes in the open market after the distribution has been completed in order to cover short positions. Stabilizing transactions consist of certain bids or purchases of Notes made for the purpose of preventing or retarding a decline in the market price of the Notes while the offering is in progress.
The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representative has repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.
Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be effected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.
Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. In addition, neither we nor any of the underwriters make any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.
Other Relationships
The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage, valuation services and other financial and non-financial activities and services. Certain of the underwriters and their respective affiliates have provided, and may in the future provide, a variety of these services to us and to persons and entities with relationships with us, for which they received or will receive customary fees and expenses. Additionally, affiliates of certain underwriters are lenders under certain of our credit facilities.
In the ordinary course of their various business activities, the underwriters and their respective affiliates, officers, directors and employees may purchase, sell or hold a broad array of investments and actively trade securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments for their own account and for the accounts of their customers, and such investment and trading activities may involve or relate to our assets, securities or instruments (directly, as collateral securing other obligations or otherwise) or persons and entities with relationships with us. Certain of the underwriters and their affiliates that have a lending relationship with us routinely hedge their credit exposure to us consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the Notes. Any such credit default swaps or short positions could adversely affect future trading prices of the Notes. The underwriters and their respective affiliates may also communicate independent investment recommendations, market color or trading ideas or publish or express independent research views in respect of such assets, securities or instruments and may at any time hold, or recommend to clients that they should acquire, long or short positions in such assets, securities and instruments.
We expect to use proceeds from this offering to pay down our existing indebtedness. Affiliates of certain underwriters are lenders under the            . Accordingly, affiliates of certain of the underwriters may receive more than        % of the proceeds of this offering to the extent the proceeds are used to pay down a portion of the outstanding indebtedness under the            .
Settlement
We expect that delivery of the Notes will be made to investors on or about                      , 2024, which will be the          business day following the date hereof. Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. [Accordingly, purchasers who wish to trade Notes on the date hereof will be required by virtue of the fact that the Notes initially settle in T+ , to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes on the date hereof should consult their advisors.]
Principal Business Addresses
The principal business address of                 is         .
Other Jurisdictions
Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the Notes offered by this prospectus in any jurisdiction where action for that purpose is required. The Notes offered by this prospectus may not be offered or sold, directly or indirectly, nor may this prospectus or any other offering material or advertisements in connection with the offer and sale of any such securities be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus comes are advised to inform themselves about and to observe any restrictions relating to the offering and the distribution of this prospectus. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any Notes offered by this prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

DISTRIBUTION REINVESTMENT PLAN
Any investor who purchases shares of our common stock in this offering may elect to participate in our amended and restated distribution reinvestment plan.
Subject to our Board’s discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a monthly or quarterly basis or on such other date or dates as may be fixed from time to time by our Board and pay such distributions on a monthly basis. We have adopted an amended and restated distribution reinvestment plan which provides for the reinvestment of cash distributions on behalf of shareholders who have enrolled in the distribution reinvestment plan. As a result, if the Board authorizes and declares a cash distribution, then the shareholders who have enrolled in the distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. There will be no Upfront Sales Load on shares purchased through the distribution reinvestment plan. However, the ongoing servicing fees with respect to our Class S and Class D shares are calculated based on our net asset value for those shares and may reduce the net asset value or, alternatively, the distributions payable with respect to shares of each such class, including shares issued in respect of distributions on such shares under the distribution reinvestment plan. We will pay the plan administrator fees under the plan.
Any purchases of our stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not participate in the plan you will receive any distributions we declare in cash. For example, if our Board authorizes, and we declare, a cash dividend, then if you have not enrolled in our distribution reinvestment plan you will receive a cash distribution. Participants may terminate their participation in the distribution reinvestment plan with five business days’ prior written notice to us.
Your distribution amount will purchase shares at the then-current net offering price per share for the applicable class of common stock. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the shares of our common stock offered pursuant to this prospectus.
During each month, our transfer agent or another designated agent will mail and/or make electronically available to each participant in the distribution reinvestment plan, a statement of account describing, as to such participant, the distributions received during such month, the number of shares of our common stock purchased during such month, and the per share purchase price for such shares. Annually, as required by the Code, we will include tax information for income earned on shares under the distribution reinvestment plan on a Form 1099-DIV that is mailed to shareholders subject to IRS tax reporting. We reserve the right to amend, suspend or terminate the distribution reinvestment plan. Any distributions reinvested through the issuance of shares through our distribution reinvestment plan will increase our net assets on which the base management fee and the incentive fee are determined and paid under the Investment Advisory Agreement.
For additional discussion regarding the tax implications of participation in the distribution reinvestment plan, see “Tax Matters.” Additional information about the distribution reinvestment plan may be obtained by contacting shareholder services for Blue Owl Credit Income Corp. at (212) 419-3000.

REGULATION
We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.
In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.
We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if (1) our Board determines that such sale is in our best interests and the best interests of our shareholders and (2) our shareholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board closely approximates the market value of such securities.
A BDC generally is required to meet a coverage ratio of the value of total assets to senior securities, which include all of our borrowings and any preferred stock the BDC may issue in the future, of at least 200%. However, certain provisions of the 1940 Act allowed a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. This means that generally, a BDC can borrow up to $1 for every $1 of investor equity or, if certain requirements are met and it reduces its asset coverage ratio, it can borrow up to $2 for every $1 of investor equity. The Adviser, as our sole shareholder, has approved a proposal that allows us to reduce our asset coverage ratio to 150%.
We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board who are not interested persons and, in some cases, prior approval by the SEC.
We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate or currency fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, if any, it should be noted that such investments might subject our shareholders to additional expenses as they will be indirectly responsible for the costs and expenses of such companies. None of our investment policies are fundamental, and thus may be changed without shareholder approval.
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:
•Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
•is organized under the laws of, and has its principal place of business in, the United States;
•is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and satisfies any of the following:
•does not have any class of securities that is traded on a national securities exchange;
•has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
•is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or
•is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.
•Securities of any eligible portfolio company controlled by the Company.
•Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
•Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and the Company already owns 60% of the outstanding equity of the eligible portfolio company.
•Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
•Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company, but may exist in other circumstances based on the facts and circumstances.
The regulations defining qualifying assets may change over time. The Company may adjust its investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions.
Significant Managerial Assistance to Portfolio Companies
A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance, although this may not be the sole method by which the BDC satisfies the requirement to make available significant managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.
Temporary Investments
Pending investment in other types of qualifying assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities, or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. We may invest in highly rated commercial paper, U.S. government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for U.S. federal income tax purposes typically require us to limit the amount we invest with any one counterparty. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Adviser will monitor the creditworthiness of the counterparties with which we may enter into repurchase agreement transactions.
Warrants and Options
Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options, or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) shareholders authorize the proposal to issue such warrants, and the Board approves such issuance on the basis that the issuance is in our best interests and the shareholders best interests and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.
Senior Securities; Coverage Ratio
We are generally permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if its asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. However, certain provisions of the 1940 Act allow a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. We are permitted to increase our leverage capacity if, among other things, shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. The Adviser, as our sole shareholder, approved a proposal that allows us to reduce our asset coverage ratio to 150%.

On September 30, 2020, the Adviser, as our sole shareholder, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, effective October 1, 2020, our asset coverage ratio applicable to senior securities was reduced from 200% to 150%.
In addition, while any senior securities remain outstanding, we must make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Business Development Companies — Regulations governing our operation as a BDC and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including risks associated with leverage.”
Codes of Ethics
We and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is available on our website at www.ocic.com. Our code of ethics is attached as an exhibit to this registration statement and is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Exemptive Relief
On February 7, 2017, the Adviser and certain of our affiliates received exemptive relief from the SEC to permit us to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Order, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching by us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing , and (4) the proposed investment by us would not benefit our Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the Order and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, the Order permits us to participate in follow-on investments in our existing portfolio companies with certain affiliates that are private funds, if such private funds did not have an investment in such existing portfolio company.
The Blue Owl Credit Advisers` investment allocation policy seeks to ensure equitable allocation of investment opportunities between us and/or other funds managed by our Adviser or its affiliates. As a result of the Order, there could be significant overlap in our investment portfolio and the investment portfolio of other funds managed by the Adviser or its affiliates that could avail themselves of exemptive relief and that have an investment objective similar to ours.
In addition, we have received an exemptive order that permits us to offer multiple classes of shares of common stock and to impose varying sales loads, asset-based service and/or distribution fees and early withdrawal fees.

Termination of the Investment Advisory Agreement
Under the 1940 Act, the Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, by the Adviser. The Investment Advisory Agreement may be terminated at any time, without penalty, by us upon not less than 60 days’ written notice to the Adviser and may be terminated at any time, without penalty, by the Adviser upon 120 days’ written notice to us. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days’ written notice. Unless terminated earlier as described above, the Investment Advisory Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons” as defined in the 1940 Act.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set out below. The guidelines are reviewed periodically by the Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, “we,” “our” and “us” refer to the Adviser.
Introduction
As an investment adviser registered under the Adviser Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.
These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
We will vote proxies relating to our clients’ securities in the best interest of our clients’ shareholders. We will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.
Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
You may obtain information about how we voted proxies for Blue Owl Credit Income Corp. by making a written request for proxy voting information to: Blue Owl Credit Income Corp., 399 Park Avenue, 37th Floor, New York, NY 10022, Attention: Investor Relations, or by calling Blue Owl Credit Income Corp. at (212) 419-3000.
Compliance with the Sarbanes-Oxley Act
The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulation promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Other
We have adopted an investment policy that mirrors the requirements applicable to us as a BDC under the 1940 Act.
To the extent we make investments in private funds that are excluded from the definition of “investment company” under the 1940 Act by Section 3(c) (1) or 3(c)(7) of the 1940 Act, we will limit such investments to no more than 15% of our assets.
We are subject to periodic examination by the SEC for compliance with the Exchange Act and the 1940 Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We and the Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and the Adviser have designated a chief compliance officer to be responsible for administering the policies and procedures.
We intend to operate as a non-diversified management investment company; however, we may, from time to time, in the future, be considered a diversified management investment company pursuant to the definitions set forth in the 1940 Act.
Our internet address is www.ocic.com. We make available free of charge on our website our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a summary of certain U.S. federal income tax consequences relevant to the purchase, ownership and disposition of the Notes, but does not purport to be a complete analysis of all potential tax consequences. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder by the U.S. Treasury (the “Treasury Regulations”), rulings and pronouncements issued by the Internal Revenue Service (the “IRS”), and judicial decisions, all as of the date hereof and all of which are subject to change at any time. Any such change may be applied retroactively in a manner that could adversely affect a holder of the Notes. We have not sought any ruling from the IRS with respect to the statements made and the conclusions reached in the following discussion, and there can be no assurance that the IRS will agree with such statements and conclusions.
This discussion does not address all of the U.S. federal income tax consequences that may be relevant to a holder in light of such holder's particular circumstances or to holders subject to special rules, including, without limitation:
•banks, insurance companies and other financial institutions;
•U.S. expatriates and certain former citizens or long-term residents of the United States;
•holders subject to the alternative minimum tax;
•dealers in securities or currencies;
•traders in securities;
•partnerships, S corporations or other pass-through entities;
•U.S. holders (as defined below) whose functional currency is not the U.S. dollar;
•controlled foreign corporations;
•tax-exempt organizations;
•passive foreign investment companies;
•a regulated investment company, a real estate investment trust or other financial conduit (or shareholders of such entity);
•a retirement plan, individual retirement account or tax deferred account;
•persons holding the Notes as part of a “straddle,” “hedge,” “conversion transaction” or other risk reduction transaction; and
•persons deemed to sell the Notes under the constructive sale provisions of the Code.
In addition, this discussion is limited to persons purchasing the Notes for cash at original issue and at their original “issue price” within the meaning of Section 1273 of the Code (i.e., the first price at which a substantial amount of the Notes are sold to the public for cash). This discussion also does not address the U.S. federal income tax consequences to beneficial owners of the Notes subject to the special tax accounting rules under Section 451(b) of the Code. Moreover, the effects of other U.S. federal tax laws (such as estate and gift tax laws) and any applicable state, local or foreign tax laws are not discussed. The discussion deals only with Notes held as “capital assets” within the meaning of Section 1221 of the Code.
If an entity taxable as a partnership holds the Notes, the tax treatment of an owner of the entity generally will depend on the status of the particular owner in question and the activities of the entity. Owners of any such entity should consult their tax advisors as to the specific tax consequences to them of holding the Notes indirectly through ownership of such entity.

YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION AS WELL AS ANY TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE NOTES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
U.S. Holders
The following is a summary of certain U.S. federal income tax consequences that will apply to you if you are a "U.S. holder" of a Note. As used herein, "U.S. holder" means a beneficial owner of a Note who is for U.S. federal income tax purposes:
•an individual who is a citizen or resident of the United States, including an alien individual who is a lawful permanent resident of the United States or meets the "substantial presence" test under Section 7701(b) of the Code;
•a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
•an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•a trust, if a U.S. court can exercise primary supervision over the administration of the trust and one or more "United States persons" within the meaning of Section 7701(a)(30) of the Code can control all substantial trust decisions, or, if the trust was in existence on August 20, 1996, and it has elected to continue to be treated as a United States person.
Payments of Interest
The following discussion assumes the Notes will be issued with no original issue discount or no more than a de minimis amount of original issue discount for U.S. federal income tax purposes. Stated interest on the Notes generally will be taxable to a U.S. holder as ordinary income at the time that such interest is received or accrued, in accordance with such U.S. holder's method of tax accounting for U.S. federal income tax purposes.
Sale or Other Taxable Disposition of Notes
A U.S. holder will recognize gain or loss on the sale, exchange, redemption, retirement or other taxable disposition of a Note equal to the difference between the amount realized upon the disposition (less any portion allocable to any accrued and unpaid interest, which will be taxable as interest to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will be equal to the amount that the U.S. holder paid for the Note less any principal payments received by the U.S. holder. Any gain or loss will be a capital gain or loss, and will be a long-term capital gain or loss if the U.S. holder has held the Note for more than one year at the time of disposition. Otherwise, such gain or loss will be a short-term capital gain or loss. Long-term capital gains recognized by certain non-corporate U.S. holders, including individuals, are currently subject to a reduced tax rate. The deductibility of capital losses is subject to limitations.
Information Reporting and Backup Withholding
A U.S. holder may be subject to information reporting and backup withholding when such U.S. holder receives interest payments on the Notes held or upon the proceeds received upon the sale or other disposition of such Notes (including a redemption or retirement of the Notes). Certain U.S. holders generally are not subject to information reporting or backup withholding. A U.S. holder will be subject to backup withholding if such U.S. holder is not otherwise exempt and such U.S. holder:
•fails to furnish the U.S. holder’s taxpayer identification number (“TIN”), which, for an individual,ordinarily is his or her social security number;

•furnishes an incorrect TIN;
•is notified by the IRS that the U.S. holder has failed properly to report payments of interest or dividends; or
•fails to certify, under penalties of perjury, on an IRS Form W-9 (Request for Taxpayer Identification Number and Certification) or a suitable substitute form (or other applicable certificate), that the U.S. holder has furnished a correct TIN and that the IRS has not notified the U.S. holder that the U.S. holder is subject to backup withholding.
U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, if applicable. Backup withholding is not an additional tax, and taxpayers may use amounts withheld as a credit against their U.S. federal income tax liability or may claim a refund if they timely provide certain information to the IRS.
Unearned Income Medicare Contribution
A tax of 3.8% will be imposed on certain “net investment income” (or “undistributed net investment income”, in the case of estates and trusts) received by individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly and $125,000 in the case of married individuals filing a separate return) and certain estates and trusts. “Net investment income” as defined for U.S. federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale or other disposition of the Notes. Tax-exempt trusts, which are not subject to income taxes generally, and foreign individuals will not be subject to this tax. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.
Non-U.S. Holders
The following is a summary of certain U.S. federal income tax consequences that will apply to you if you are a “Non-U.S. holder” of a Note. A “Non-U.S. holder” is a beneficial owner of a Note who is neither a U.S. holder nor a partnership for U.S. federal income tax purposes. Special rules may apply to Non-U.S. holders that are subject to special treatment under the Code, including controlled foreign corporations, passive foreign investment companies, U.S. expatriates, and foreign persons eligible for benefits under an applicable income tax treaty with the U.S. Such Non-U.S. holders should consult their tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them including any reporting requirements.
Payments of Interest
Subject to the discussions, below, concerning backup withholding and FATCA (as defined below), generally interest income paid to a Non-U.S. holder that is not effectively connected with the Non-U.S. holder’s conduct of a U.S. trade or business is subject to withholding tax at a rate of 30% (or, if applicable, a lower treaty rate). Nevertheless, interest paid on a Note to a Non-U.S. holder that is not effectively connected with the Non-U.S. holder’s conduct of a U.S. trade or business (and, if any applicable treaty so provides, is not attributable to the conduct of a trade or business through a permanent establishment or fixed base in the United States) generally will not be subject to U.S. federal withholding tax provided that:
•such Non-U.S. holder does not directly or indirectly own 10% or more of the total combined voting power of all classes of our voting stock;
•such Non-U.S. holder is not a controlled foreign corporation that is related to us through actual or constructive stock ownership and is not a bank that received such Note on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; and
•either (1) the Non-U.S. holder certifies in a statement provided to us or the paying agent, under penalties of perjury, that it is the beneficial owner of the Notes and not a “United States person” within the meaning of the Code and provides its name and address, (2) a securities clearing organization, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business and holds the Note on behalf of the Non-U.S. holder certifies to us or the paying agent under penalties of perjury that it, or the financial institution between it and the Non-U.S. holder, has received from the Non-U.S. holder a statement, under penalties of perjury, that such Non-U.S. holder is the beneficial owner of the Notes and is not a United States person and provides us or the paying agent with a copy of such statement or (3) the Non-U.S. holder holds its Note directly through a “qualified intermediary” and certain conditions are satisfied.
Even if the above conditions are not met, a Non-U.S. holder generally will be entitled to a reduction in or an exemption from withholding tax on interest if the Non-U.S. holder provides us or our paying agent with a properly executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or a suitable substitute form (or other applicable certificate) claiming an exemption from or reduction of the withholding tax under the benefit of an income tax treaty between the United States and the Non-U.S. holder’s country of residence. A Non-U.S. holder is required to inform the recipient of any change in the information on such statement within 30 days of such change. Special certification rules apply to Non-U.S. holders that are pass-through entities rather than corporations or individuals.
If interest paid to a Non-U.S. holder is effectively connected with the Non-U.S. holder’s conduct of a U.S. trade or business, then, the Non-U.S. holder will be exempt from U.S. federal withholding tax, so long as the Non-U.S. holder has provided a properly executed IRS Form W-8ECI or substantially similar substitute form stating that the interest that the Non-U.S. holder receives on the Notes is effectively connected with the Non-U.S. holder’s conduct of a trade or business in the United States. In such a case, a Non-U.S. holder will be subject to tax on the interest it receives on a net income basis in the same manner as if such Non-U.S. holder were a U.S. holder. In addition, if the Non-U.S. holder is a foreign corporation, such interest may be subject to a branch profits tax at a rate of 30% or lower applicable treaty rate.
Sale or Other Taxable Disposition of Notes
Subject to the discussion below concerning FATCA (defined below), any gain realized by a Non-U.S. holder on the sale, exchange, retirement, redemption or other taxable disposition of a Note generally will not be subject to U.S. federal income tax unless:
•the gain is effectively connected with the Non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a U.S. permanent establishment to which such gain is attributable); or
•the Non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of sale, exchange or other disposition, certain conditions are met and the Non-U.S. holder is not eligible for relief under an applicable income tax treaty.
A Non-U.S. holder described in the first bullet point above will be required to pay U.S. federal income tax on the net gain derived from the sale or other taxable disposition generally in the same manner as if such Non-U.S. holder were a U.S. holder, and if such Non-U.S. holder is a foreign corporation, it may also be required to pay an additional branch profits tax at a 30% rate (or a lower rate if so specified by an applicable income tax treaty). A Non-U.S. holder described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or, if applicable, a lower treaty rate) on the gain derived from the sale or other taxable disposition, which may be offset by certain U.S. source capital losses.
Certain other exceptions may be applicable, and Non-U.S. holders should consult their own tax advisors with regard to whether taxes will be imposed on capital gain in their individual circumstances.
Information Reporting and Backup Withholding
The amount of interest that we pay to any Non-U.S. holder on the Notes will be reported to the Non-U.S. holder and to the IRS annually on an IRS Form 1042-S, regardless of whether any tax was actually withheld. Copies of these information returns may also be made available under the provisions of a specific income tax treaty or agreement to the tax authorities of the country in which the Non-U.S. holder resides. However, a Non-U.S. holder generally will not be subject to backup withholding and certain other information reporting with respect to payments that we make to the Non-U.S. holder, provided that we do not have actual knowledge or reason to know that such Non-U.S. holder is a “United States person,” within the meaning of the Code, and the Non-U.S. holder has given us the statement described above under “Non-U.S. holders—Payments of Interest.”
If a Non-U.S. holder sells or exchanges a Note through a United States broker or the United States office of a foreign broker, the proceeds from such sale or exchange will be subject to information reporting and backup withholding unless the Non-U.S. holder provides a withholding certificate or other appropriate documentary evidence establishing that such holder is not a U.S. holder to the broker and such broker does not have actual knowledge or reason to know that such holder is a U.S. holder, or the Non-U.S. holder is an exempt recipient eligible for an exemption from information reporting and backup withholding. If a Non-U.S. holder sells or exchanges a Note through the foreign office of a broker who is a United States person or has certain enumerated connections with the United States, the proceeds from such sale or exchange will be subject to information reporting unless the Non-U.S. holder provides to such broker a withholding certificate or other documentary evidence establishing that such holder is not a U.S. holder and such broker does not have actual knowledge or reason to know that such evidence is false, or the Non-U.S. holder is an exempt recipient eligible for an exemption from information reporting. In circumstances where information reporting by the foreign office of such a broker is required, backup withholding will be required only if the broker has actual knowledge that the holder is a U.S. holder.
A Non-U.S. holder generally will be entitled to credit any amounts withheld under the backup withholding rules against the Non-U.S. holder’s U.S. federal income tax liability or may claim a refund provided that the required information is furnished to the IRS in a timely manner.
Non-U.S. holders are urged to consult their tax advisors regarding the application of information reporting and backup withholding in their particular situations, the availability of an exemption therefrom, and the procedures for obtaining such an exemption, if available.
Foreign Account Tax Compliance Act
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and financial information associated with the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their Notes, beneficial owners could be subject to this 30% withholding tax with respect to interest paid on the Notes. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. DST Systems, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use broker-dealers in the normal course of our business. Subject to policies established by our Board, if any, our Adviser will be primarily responsible for the execution of any publicly traded securities portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker-dealer based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other broker-dealers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of Blue Owl Credit Income Corp. and subsidiaries as of December 31, 2023 and 2022, and for each of the years in the three-year period ended December 31, 2023, and the Senior Securities table included in this prospectus under the heading “Senior Securities” have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS
Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Eversheds Sutherland (US) LLP. Certain legal matters in connection with the offering will be passed upon for the underwriters by                .
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Notes offered by this prospectus. The registration statement contains additional information about us and the Notes being offered by this prospectus.
We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We furnish our shareholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law.
We make available on our website (www.ocic.com) our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K. The SEC also maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

FINANCIAL STATEMENTS:
INTERIM FINANCIAL STATEMENTS
AUDITED FINANCIAL STATEMENTS

Blue Owl Credit Income Corp.
Consolidated Statements of Assets and Liabilities
(Amounts in thousands, except share and per share amounts)

	March 31, 2024 (Unaudited)	December 31, 2023
Assets
Investments at fair value
Non-controlled, non-affiliated investments (amortized cost of $18,163,680 and $15,937,544, respectively)	$18,225,162	$16,010,137
Non-controlled, affiliated investments (amortized cost of $70,177 and $72,371, respectively)	77,556	78,406
Controlled, affiliated investments (amortized cost of $666,592 and $561,528, respectively)	683,241	573,550
Total investments at fair value (amortized cost of $18,900,449 and $16,571,443, respectively)	18,985,959	16,662,093
Cash (restricted cash of $112,461 and $40,872, respectively)	662,976	415,384
Interest receivable	161,643	138,350
Receivable from controlled affiliates	10,702	8,024
Receivable for investments sold	7,889	28,508
Prepaid expenses and other assets	4,769	4,123
Total Assets	$19,833,938	$17,256,482
Liabilities
Debt (net of unamortized debt issuance costs of $122,242 and $101,242, respectively)	$8,901,828	$7,827,973
Distribution payable	107,255	93,930
Payable for investments purchased	304,371	167,078
Payables to affiliates	61,056	54,544
Tender offer payable	142,174	113,988
Accrued expenses and other liabilities	139,490	106,423
Total Liabilities	9,656,174	8,363,936
Commitments and contingencies (Note 7)
Net Assets
Class S Common shares $0.01 par value, 1,000,000,000 shares authorized; 371,785,601 and 325,845,587 shares issued and outstanding, respectively	3,718	3,259
Class D Common shares $0.01 par value, 1,000,000,000 shares authorized; 41,170,574 and 75,427,194 shares issued and outstanding, respectively	412	754
Class I Common shares $0.01 par value, 1,000,000,000 shares authorized; 656,148,634 and 535,625,823 shares issued and outstanding, respectively	6,561	5,356
Additional paid-in-capital	9,904,181	8,649,139
Accumulated undistributed (overdistributed) earnings	262,892	234,038
Total Net Assets	10,177,764	8,892,546
Total Liabilities and Net Assets	$19,833,938	$17,256,482
Net Asset Value Per Class S Share	$9.50	$9.48
Net Asset Value Per Class D Share	$9.51	$9.49
Net Asset Value Per Class I Share	$9.53	$9.50
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Consolidated Statements of Operations
(Amounts in thousands, except share and per share amounts)
(Unaudited)

	For the Three Months Ended March 31,
	2024	2023
Investment Income
Investment income from non-controlled, non-affiliated investments:
Interest income	$460,535	$263,262
Payment-in-kind (“PIK”) interest income	26,458	15,077
Dividend income	2,104	—
Payment-in-kind (“PIK”) dividend income	17,251	17,970
Other income	5,451	3,006
Total investment income from non-controlled, non-affiliated investments	511,799	299,315
Investment income from non-controlled, affiliated investments:
Dividend income	145	—
Total investment income from non-controlled, affiliated investments	145	—
Investment income from controlled, affiliated investments:
Interest income	1,517	—
Payment-in-kind (“PIK”) interest income	1,104	—
Dividend income	13,592	6,097
Total investment income from controlled, affiliated investments	16,213	6,097
Total Investment Income	528,157	305,412
Operating Expenses
Offering costs	1,251	613
Interest expense	169,416	89,595
Management fees	28,519	16,941
Performance based incentive fees	38,910	23,676
Professional fees	5,616	2,768
Directors’ fees	326	265
Shareholder servicing fees	7,412	4,327
Other general and administrative	1,782	1,557
Total Operating Expenses	253,232	139,742
Net Investment Income (Loss) Before Taxes	274,925	165,670
Income tax expense (benefit), including excise tax expense (benefit)	799	95
Net Investment Income (Loss) After Taxes	$274,126	$165,575
Net Realized and Change in Unrealized Gain (Loss)
Net change in unrealized gain (loss):
Non-controlled, non-affiliated investments	$(4,071)	$60,654
Non-controlled, affiliated investments	1,343	(1)
Controlled, affiliated investments	4,626	3,251
Translation of assets and liabilities in foreign currencies	(291)	138
Income tax (provision) benefit	8	(7)
Total Net Change in Unrealized Gain (Loss)	1,615	64,035
Net realized gain (loss):
Non-controlled, non-affiliated investments	(3,447)	(4,577)
Foreign currency transactions	76	—
Total Net Realized Gain (Loss)	(3,371)	(4,577)
Total Net Realized and Change in Unrealized Gain (Loss)	(1,756)	59,458
Total Net Increase (Decrease) in Net Assets Resulting from Operations	$272,370	$225,033
Net Increase (Decrease) in Net Assets Resulting from Operations - Class S Common Stock	$89,650	$75,696
Net Increase (Decrease) in Net Assets Resulting from Operations - Class D Common Stock	$11,407	$18,753
Net Increase (Decrease) in Net Assets Resulting from Operations - Class I Common Stock	$171,312	$130,584
Earnings Per Share - Basic and Diluted of Class S Common Stock	$0.25	$0.36
Weighted Average Shares of Class S Common Stock Outstanding - Basic and Diluted	356,127,221	209,496,627
Earnings Per Share - Basic and Diluted of Class D Common Stock	$0.27	$0.36
Weighted Average Shares of Class D Common Stock Outstanding - Basic and Diluted	42,899,375	51,902,057
Earnings Per Share - Basic and Diluted of Class I Common Stock	$0.27	$0.36
Weighted Average Shares of Class I Common Stock Outstanding - Basic and Diluted	630,203,053	361,401,758
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
Non-controlled/non-affiliated portfolio company investments
Debt Investments(5)
Advertising and media
Broadcast Music, Inc.(7)	First lien senior secured loan	SR +	5.75%	02/2030	34,490	$33,643	$33,628	0.3%
Broadcast Music, Inc.(7)(16)(17)	First lien senior secured revolving loan	SR +	5.75%	02/2030	—	(153)	(157)	0.0%
Circana Group, L.P. (fka The NPD Group, L.P.)(7)	First lien senior secured loan	SR +	6.25% (2.75% PIK)	12/2028	229,434	225,786	228,287	2.2%
Circana Group, L.P. (fka The NPD Group, L.P.)(6)(16)	First lien senior secured revolving loan	SR +	5.75%	12/2027	7,990	7,794	7,918	0.1%
Fleet U.S. Bidco Inc. (dba Argus Media)(6)(22)	First lien senior secured loan	SR +	3.25%	02/2031	15,000	14,926	15,000	0.1%
Global Music Rights, LLC(7)	First lien senior secured loan	SR +	5.50%	08/2030	162,875	160,118	162,875	1.6%
Global Music Rights, LLC(7)(16)(17)	First lien senior secured revolving loan	SR +	5.50%	08/2029	—	(183)	—	0.0%
Monotype Imaging Holdings Inc.(7)	First lien senior secured loan	SR +	5.50%	02/2031	168,328	167,076	167,015	1.6%
Monotype Imaging Holdings Inc.(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	5.50%	02/2026	—	(52)	(4)	0.0%
Monotype Imaging Holdings Inc.(7)(16)(17)	First lien senior secured revolving loan	SR +	5.50%	02/2030	—	(155)	(164)	0.0%
						608,800	614,398	5.9%
Aerospace and defense
Bleriot US Bidco, Inc.(7)(21)	First lien senior secured loan	SR +	4.00%	10/2028	11,831	$11,775	$11,868	0.1%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(6)(21)	First lien senior secured loan	SR +	3.50%	08/2028	12,935	12,935	12,949	0.1%
ManTech International Corporation(7)	First lien senior secured loan	SR +	5.75%	09/2029	13,598	13,370	13,598	0.1%
ManTech International Corporation(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	5.75%	09/2024	1,187	1,150	1,187	0.0%
ManTech International Corporation(7)(16)(17)	First lien senior secured revolving loan	SR +	5.75%	09/2028	—	(27)	—	0.0%
Peraton Corp.(6)(21)	First lien senior secured loan	SR +	3.75%	02/2028	22,471	22,441	22,428	0.2%
Peraton Corp.(7)(21)	Second lien senior secured loan	SR +	7.75%	02/2029	4,831	4,781	4,839	0.0%
Transdigm Inc.(7)(21)(22)	First lien senior secured loan	SR +	3.25%	02/2031	9,975	9,950	10,021	0.1%
						76,375	76,890	0.6%
Automotive aftermarket
OAC Holdings I Corp. (dba Omega Holdings)(6)	First lien senior secured loan	SR +	5.00%	03/2029	9,027	$8,887	$8,914	0.1%
OAC Holdings I Corp. (dba Omega Holdings)(6)(16)	First lien senior secured revolving loan	SR +	5.00%	03/2028	551	517	519	0.0%
Power Stop, LLC(7)(20)	First lien senior secured loan	SR +	4.75%	01/2029	29,398	29,178	26,752	0.3%
						38,582	36,185	0.4%
Automotive services
Holley Inc.(6)(21)	First lien senior secured loan	SR +	3.75%	11/2028	2,276	$2,265	$2,249	0.0%
Mavis Tire Express Services Topco Corp.(6)(21)	First lien senior secured loan	SR +	3.75%	05/2028	22,246	22,246	22,262	0.2%
Mister Car Wash Holdings, Inc.(6)(21)	First lien senior secured loan	SR +	3.00%	03/2031	5,000	5,000	5,009	0.0%
Spotless Brands, LLC(6)	First lien senior secured loan	SR +	6.50%	07/2028	53,758	52,928	53,624	0.4%
Spotless Brands, LLC(6)(16)(17)	First lien senior secured revolving loan	SR +	6.50%	07/2028	—	(21)	(4)	0.0%
Wand Newco 3, Inc. (dba Caliber )(6)(21)	First lien senior secured loan	SR +	3.75%	01/2031	17,500	17,456	17,540	0.2%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
						99,874	100,680	0.8%
Asset based lending and fund finance
Hg Genesis 9 Sumoco Limited(11)(22)	Unsecured facility	E +	7.00% PIK	03/2027	€132,188	$144,812	$142,763	1.4%
Hg Saturn Luchaco Limited(13)(22)	Unsecured facility	SA +	7.50% PIK	03/2026	£1,640	2,194	2,072	0.0%
						147,006	144,835	1.4%
Buildings and real estate
Associations, Inc.(7)	First lien senior secured loan	SR +	6.50% (2.50% PIK)	07/2027	130,870	$129,878	$130,870	1.3%
Associations, Inc.(7)(16)	First lien senior secured revolving loan	SR +	6.50%	07/2027	2,479	2,453	2,479	0.0%
Associations, Inc.(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	6.50% (2.50% PIK)	06/2024	61,268	60,878	61,268	0.6%
CoreLogic Inc.(6)(21)	First lien senior secured loan	SR +	3.50%	06/2028	36,575	36,041	35,686	0.4%
Cushman & Wakefield U.S. Borrower, LLC(6)(21)	First lien senior secured loan	SR +	2.75%	08/2025	914	904	911	0.0%
Dodge Construction Network, LLC(7)	First lien senior secured loan	SR +	4.75%	02/2029	16,899	16,707	13,687	0.1%
RealPage, Inc.(6)(21)	Second lien senior secured loan	SR +	6.50%	04/2029	27,500	27,198	27,202	0.3%
RealPage, Inc.(6)(21)	First lien senior secured loan	SR +	3.00%	04/2028	14,023	14,011	13,633	0.1%
Wrench Group LLC(7)(21)	First lien senior secured loan	SR +	4.00%	10/2028	27,351	27,286	27,419	0.3%
						315,356	313,155	3.1%
Business services
Access CIG, LLC(6)(21)	First lien senior secured loan	SR +	5.00%	08/2028	79,600	$77,804	$79,584	0.8%
Boxer Parent Company Inc. (f/k/a BMC)(6)(21)	First lien senior secured loan	SR +	4.25%	12/2028	49,875	49,376	50,154	0.5%
BrightView Landscapes, LLC(7)(21)	First lien senior secured loan	SR +	3.00%	04/2029	5,781	5,613	5,781	0.1%
Capstone Acquisition Holdings, Inc.(6)	First lien senior secured loan	SR +	4.75%	11/2027	9,873	9,812	9,873	0.1%
ConnectWise, LLC(7)(21)	First lien senior secured loan	SR +	3.50%	09/2028	29,624	29,675	29,597	0.3%
Conservice Midco, LLC(6)(21)	First lien senior secured loan	SR +	4.00%	05/2027	1,995	1,995	1,999	0.0%
CoolSys, Inc.(7)(21)	First lien senior secured loan	SR +	4.75%	08/2028	13,843	12,951	13,549	0.1%
CoreTrust Purchasing Group LLC(6)	First lien senior secured loan	SR +	6.50%	10/2029	96,176	94,549	95,934	0.9%
CoreTrust Purchasing Group LLC(6)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	6.75%	09/2024	—	(56)	—	0.0%
CoreTrust Purchasing Group LLC(6)(16)(17)	First lien senior secured revolving loan	SR +	6.75%	10/2029	—	(197)	(35)	0.0%
Denali BuyerCo, LLC (dba Summit Companies)(7)	First lien senior secured loan	SR +	5.50%	09/2028	197,240	194,917	197,240	1.9%
Denali BuyerCo, LLC (dba Summit Companies)(7)(16)(17)	First lien senior secured revolving loan	SR +	5.50%	09/2027	—	(74)	—	0.0%
Diamondback Acquisition, Inc. (dba Sphera)(6)	First lien senior secured loan	SR +	5.50%	09/2028	46,749	46,091	46,280	0.5%
Entertainment Benefits Group, LLC(6)	First lien senior secured loan	SR +	5.25%	09/2025	73,327	73,110	73,693	0.7%
Entertainment Benefits Group, LLC(6)(16)	First lien senior secured revolving loan	SR +	5.25%	09/2025	4,640	4,569	4,663	0.0%
Fullsteam Operations, LLC(7)	First lien senior secured loan	SR +	8.25%	11/2029	8,938	8,679	8,938	0.1%
Fullsteam Operations, LLC(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	8.25%	05/2025	1,765	1,700	1,765	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
Fullsteam Operations, LLC(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	8.25%	11/2025	346	323	346	0.0%
Fullsteam Operations, LLC(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	7.00%	08/2025	—	(37)	(38)	0.0%
Fullsteam Operations, LLC(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	7.00%	02/2026	—	(9)	(9)	0.0%
Fullsteam Operations, LLC(7)(16)(17)	First lien senior secured revolving loan	SR +	8.25%	11/2029	—	(14)	—	0.0%
Hercules Borrower, LLC (dba The Vincit Group)(7)	First lien senior secured loan	SR +	6.25%	12/2026	797	791	797	0.0%
Hercules Borrower, LLC (dba The Vincit Group)(7)	First lien senior secured loan	SR +	5.50%	12/2026	2,165	2,153	2,165	0.0%
Hercules Borrower, LLC (dba The Vincit Group)(7)	First lien senior secured delayed draw term loan	SR +	5.50%	12/2026	12,934	12,857	12,934	0.1%
Hercules Borrower, LLC (dba The Vincit Group)(7)(16)(17)	First lien senior secured revolving loan	SR +	6.25%	12/2026	—	(1)	—	0.0%
Hercules Buyer, LLC (dba The Vincit Group)(15)(27)	Unsecured notes		0.48% PIK	12/2029	24	24	27	0.0%
Kaseya Inc.(7)	First lien senior secured loan	SR +	6.00% (2.50% PIK)	06/2029	72,792	71,640	72,791	0.7%
Kaseya Inc.(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	5.50%	06/2025	—	(33)	—	0.0%
Kaseya Inc.(7)	First lien senior secured delayed draw term loan	SR +	5.50%	06/2029	269	267	269	0.0%
Kaseya Inc.(6)(16)	First lien senior secured revolving loan	SR +	5.50%	06/2029	1,097	1,033	1,097	0.0%
KPSKY Acquisition, Inc. (dba BluSky)(7)	First lien senior secured loan	SR +	5.25%	10/2028	101,964	100,530	101,199	1.0%
KPSKY Acquisition, Inc. (dba BluSky)(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	5.75%	11/2025	73	16	73	0.0%
Packers Holdings, LLC(6)(21)	First lien senior secured loan	SR +	3.25%	03/2028	16,534	16,443	10,479	0.1%
Ping Identity Holding Corp.(6)	First lien senior secured loan	SR +	7.00%	10/2029	21,818	21,540	21,818	0.2%
Ping Identity Holding Corp.(6)(16)(17)	First lien senior secured revolving loan	SR +	7.00%	10/2028	—	(25)	—	0.0%
POLARIS PURCHASER, INC. (dba Plusgrade)(7)(22)	First lien senior secured loan	SR +	4.50%	03/2031	27,500	27,230	27,225	0.3%
						865,242	870,188	8.4%
Chemicals
Aruba Investments Holdings LLC (dba Angus Chemical Company)(6)(21)	First lien senior secured loan	SR +	4.00%	11/2027	19,212	$18,950	$19,141	0.2%
Aruba Investments Holdings LLC (dba Angus Chemical Company)(6)	Second lien senior secured loan	SR +	7.75%	11/2028	40,137	40,127	39,736	0.4%
Cyanco Intermediate 2 Corp.(6)(21)	First lien senior secured loan	SR +	4.75%	07/2028	18,747	18,240	18,802	0.2%
Derby Buyer LLC (dba Delrin)(6)(21)	First lien senior secured loan	SR +	4.25%	11/2030	65,000	63,053	65,344	0.6%
Gaylord Chemical Company, L.L.C.(7)	First lien senior secured loan	SR +	6.00%	03/2027	101,211	100,588	100,958	1.0%
Gaylord Chemical Company, L.L.C.(7)(16)(17)	First lien senior secured revolving loan	SR +	6.00%	03/2026	—	(18)	(10)	0.0%
Nouryon Finance B.V.(6)(21)(22)	First lien senior secured loan	SR +	4.00%	04/2028	2,978	2,971	2,982	0.0%
Nouryon Finance B.V.(7)(21)(22)	First lien senior secured loan	SR +	4.00%	10/2025	15,891	15,706	15,930	0.2%
Velocity HoldCo III Inc. (dba VelocityEHS)(7)	First lien senior secured loan	SR +	5.75%	04/2027	2,294	2,264	2,294	0.0%
Velocity HoldCo III Inc. (dba VelocityEHS)(7)(16)	First lien senior secured revolving loan	SR +	5.75%	04/2026	18	16	18	0.0%
						261,897	265,195	2.6%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
Consumer products
ConAir Holdings LLC(6)	Second lien senior secured loan	SR +	7.50%	05/2029	30,518	$30,157	$30,365	0.3%
Foundation Consumer Brands, LLC(7)	First lien senior secured loan	SR +	6.25%	02/2027	102,995	101,594	102,995	1.0%
Lignetics Investment Corp.(7)	First lien senior secured loan	SR +	6.00%	11/2027	96,964	96,120	96,722	0.9%
Lignetics Investment Corp.(7)(16)	First lien senior secured revolving loan	SR +	6.00%	10/2026	1,529	1,455	1,501	0.0%
Olaplex, Inc.(6)(21)(22)	First lien senior secured loan	SR +	3.50%	02/2029	49,058	48,414	45,389	0.4%
SWK BUYER, Inc. (dba Stonewall Kitchen)(7)	First lien senior secured loan	SR +	5.25%	03/2029	58,924	58,037	57,009	0.6%
SWK BUYER, Inc. (dba Stonewall Kitchen)(7)(16)(17)	First lien senior secured revolving loan	SR +	5.25%	03/2029	—	(79)	(181)	0.0%
						335,698	333,800	3.2%
Containers and packaging
Arctic Holdco, LLC (dba Novvia Group)(7)	First lien senior secured loan	SR +	6.00%	12/2026	13,495	$13,250	$13,292	0.1%
Arctic Holdco, LLC (dba Novvia Group)(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	6.00%	12/2024	—	(173)	(145)	0.0%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(7)	First lien senior secured loan	SR +	6.40%	10/2028	49,076	48,725	48,952	0.5%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(6)(16)	First lien senior secured revolving loan	SR +	6.25%	09/2027	1,702	1,672	1,689	0.0%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(7)	First lien senior secured loan	SR +	6.40%	10/2028	30,310	29,818	30,234	0.3%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(7)	First lien senior secured loan	SR +	6.75%	09/2028	8,888	8,738	8,888	0.1%
Berlin Packaging L.L.C.(6)(21)	First lien senior secured loan	SR +	3.75%	03/2028	31,653	31,208	31,672	0.3%
BW Holding, Inc.(7)(21)	First lien senior secured loan	SR +	4.00%	12/2028	21,672	20,900	20,248	0.2%
Charter NEX US, Inc.(6)(21)	First lien senior secured loan	SR +	3.50%	12/2027	49,453	49,453	49,527	0.5%
Five Star Lower Holding LLC(7)(21)	First lien senior secured loan	SR +	4.25%	05/2029	21,547	21,312	21,325	0.2%
Fortis Solutions Group, LLC(7)	First lien senior secured loan	SR +	5.50%	10/2028	66,789	65,823	65,621	0.6%
Fortis Solutions Group, LLC(7)(16)	First lien senior secured revolving loan	SR +	5.50%	10/2027	337	258	219	0.0%
Indigo Buyer, Inc. (dba Inovar Packaging Group)(7)	First lien senior secured loan	SR +	6.25%	05/2028	112,458	111,607	112,178	1.1%
Indigo Buyer, Inc. (dba Inovar Packaging Group)(7)(16)	First lien senior secured revolving loan	SR +	6.25%	05/2028	7,620	7,532	7,588	0.1%
Pregis Topco LLC(6)(21)	First lien senior secured loan	SR +	3.75%	07/2026	16,871	16,699	16,886	0.2%
Pregis Topco LLC(6)	Second lien senior secured loan	SR +	6.75%	08/2029	30,000	30,000	30,000	0.3%
Pregis Topco LLC(6)	Second lien senior secured loan	SR +	7.75%	08/2029	2,500	2,500	2,500	0.0%
ProAmpac PG Borrower LLC(7)(21)	First lien senior secured loan	SR +	4.00%	09/2028	39,413	39,413	39,432	0.4%
Ring Container Technologies Group, LLC(6)(21)	First lien senior secured loan	SR +	3.50%	08/2028	16,045	16,007	16,073	0.2%
SupplyOne, Inc.(7)	First lien senior secured loan	SR +	4.25%	04/2031	17,500	17,325	17,413	0.2%
Tricorbraun Holdings, Inc.(6)(21)	First lien senior secured loan	SR +	3.25%	03/2028	32,441	31,771	32,036	0.3%
						563,838	565,628	5.6%
Distribution
ABB/Con-cise Optical Group LLC(7)	First lien senior secured loan	SR +	7.50%	02/2028	33,306	$32,945	$32,473	0.3%
Aramsco, Inc.(7)(21)	First lien senior secured loan	SR +	4.75%	10/2030	44,703	43,809	44,779	0.4%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
Aramsco, Inc.(7)(16)(18)(21)	First lien senior secured delayed draw term loan	SR +	4.75%	10/2025	—	—	—	0.0%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(6)(21)	First lien senior secured loan	SR +	4.00%	01/2027	62,217	62,199	62,242	0.6%
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)(7)	First lien senior secured loan	SR +	6.00%	10/2029	163,693	162,144	162,874	1.6%
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	6.00%	10/2025	4,420	4,294	4,398	0.0%
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)(7)(16)(17)	First lien senior secured revolving loan	SR +	6.00%	10/2029	—	(129)	(70)	0.0%
Dealer Tire Financial, LLC(6)	First lien senior secured loan	SR +	3.75%	12/2027	4,985	4,973	5,010	0.0%
Dealer Tire Financial, LLC(15)(20)(21)	Unsecured notes		8.00%	02/2028	56,120	55,172	55,974	0.5%
Endries Acquisition, Inc.(7)	First lien senior secured loan	SR +	5.25%	12/2028	83,912	83,312	83,283	0.8%
Endries Acquisition, Inc.(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	5.25%	06/2024	17,622	17,474	17,465	0.2%
Endries Acquisition, Inc.(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	5.25%	12/2025	—	(57)	(60)	0.0%
Formerra, LLC(7)	First lien senior secured loan	SR +	7.25%	11/2028	5,197	5,058	5,145	0.1%
Formerra, LLC(7)	First lien senior secured delayed draw term loan	SR +	7.25%	11/2028	209	204	207	0.0%
Formerra, LLC(6)(16)	First lien senior secured revolving loan	SR +	7.25%	11/2028	105	92	100	0.0%
Foundation Building Materials, Inc.(7)(21)	First lien senior secured loan	SR +	4.00%	11/2028	5,000	4,950	5,018	0.0%
SRS Distribution, Inc.(6)(21)	First lien senior secured loan	SR +	3.50%	06/2028	23,833	23,642	23,972	0.2%
White Cap Supply Holdings, LLC(6)(21)	First lien senior secured loan	SR +	3.75%	10/2027	26,361	25,988	26,429	0.3%
						526,070	529,239	5.0%
Education
Community Brands ParentCo, LLC(6)	First lien senior secured loan	SR +	5.50%	02/2028	31,238	$30,799	$31,002	0.3%
Community Brands ParentCo, LLC(6)(16)(17)	First lien senior secured revolving loan	SR +	5.50%	02/2028	—	(24)	(14)	0.0%
Learning Care Group (US) No. 2 Inc.(7)(21)	First lien senior secured loan	SR +	4.75%	08/2028	22,388	22,062	22,383	0.2%
Pluralsight, LLC(7)	First lien senior secured loan	SR +	8.00%	04/2027	6,255	6,217	5,223	0.1%
Pluralsight, LLC(7)	First lien senior secured revolving loan	SR +	8.00%	04/2027	392	390	327	0.0%
Renaissance Learning, Inc.(6)(21)	First lien senior secured loan	SR +	4.25%	04/2030	31,361	31,343	31,402	0.3%
Severin Acquisition, LLC (dba Powerschool)(7)(21)	First lien senior secured loan	SR +	3.00%	08/2025	14,705	14,640	14,727	0.1%
Sophia, L.P.(6)(21)	First lien senior secured loan	SR +	3.50%	10/2029	47,961	47,902	48,143	0.5%
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(7)(21)	First lien senior secured loan	SR +	4.50%	10/2030	15,299	15,138	15,353	0.2%
						168,467	168,546	1.7%
Energy equipment and services
Dresser Utility Solutions, LLC(6)	First lien senior secured loan	SR +	5.50%	03/2029	82,910	$82,092	$82,080	0.8%
Dresser Utility Solutions, LLC(6)(16)(18)	First lien senior secured delayed draw term loan	SR +	5.50%	09/2025	—	—	—	0.0%
Dresser Utility Solutions, LLC(6)(16)(17)	First lien senior secured revolving loan	SR +	5.50%	03/2029	—	(104)	(106)	0.0%
Pike Corp.(6)(21)	First lien senior secured loan	SR +	3.00%	01/2028	5,991	5,979	6,007	0.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
						87,967	87,981	0.9%
Financial services
Acuris Finance US, Inc. (ION Analytics) (7)(21)	First lien senior secured loan	SR +	4.00%	02/2028	10,500	$10,444	$10,477	0.1%
Ascensus Holdings, Inc.(6)(21)	First lien senior secured loan	SR +	3.50%	08/2028	11,969	11,881	11,909	0.1%
Blackhawk Network Holdings, Inc.(6)(21)	First lien senior secured loan	SR +	5.00%	03/2029	75,000	73,500	75,045	0.7%
Boost Newco Borrower, LLC (dba WorldPay)(7)(21)(22)	First lien senior secured loan	SR +	3.00%	01/2031	25,000	24,882	25,068	0.2%
BTRS Holdings Inc. (dba Billtrust)(7)	First lien senior secured loan	SR +	8.00%	12/2028	10,850	10,576	10,715	0.1%
BTRS Holdings Inc. (dba Billtrust)(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	8.00%	12/2024	564	564	552	0.0%
BTRS Holdings Inc. (dba Billtrust)(7)(16)	First lien senior secured revolving loan	SR +	7.25%	12/2028	579	551	564	0.0%
Citco Funding LLC(7)(21)(22)	First lien senior secured loan	SR +	3.25%	04/2028	14,925	14,850	14,938	0.1%
Computer Services, Inc. (dba CSI)(7)	First lien senior secured loan	SR +	5.25%	11/2029	52,920	52,266	52,788	0.5%
Computer Services, Inc. (dba CSI)(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	5.25%	02/2026	—	(62)	—	0.0%
Deerfield Dakota Holdings(7)(21)	First lien senior secured loan	SR +	3.75%	04/2027	22,912	22,519	22,788	0.2%
Finastra USA, Inc.(8)(22)	First lien senior secured loan	SR +	7.25%	09/2029	164,763	163,150	163,939	1.6%
Finastra USA, Inc.(6)(16)(22)	First lien senior secured revolving loan	SR +	7.25%	09/2029	3,167	2,996	3,081	0.0%
KRIV Acquisition Inc. (dba Riveron)(7)	First lien senior secured loan	SR +	6.50%	07/2029	81,092	78,875	79,470	0.8%
KRIV Acquisition Inc. (dba Riveron)(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	6.50%	07/2025	—	(160)	(61)	0.0%
KRIV Acquisition Inc. (dba Riveron)(7)(16)(17)	First lien senior secured revolving loan	SR +	6.50%	07/2029	—	(288)	(219)	0.0%
NMI Acquisitionco, Inc. (dba Network Merchants)(6)	First lien senior secured loan	SR +	5.75%	09/2028	12,272	12,205	12,242	0.1%
NMI Acquisitionco, Inc. (dba Network Merchants)(6)(16)(17)	First lien senior secured revolving loan	SR +	5.75%	09/2028	—	(3)	(1)	0.0%
OneDigital Borrower LLC(6)(21)	First lien senior secured loan	SR +	4.25%	11/2027	7,462	7,411	7,453	0.1%
Saphilux S.a.r.L. (dba IQ-EQ)(7)(22)	First lien senior secured loan	SR +	4.00%	07/2028	24,439	24,439	24,500	0.2%
Smarsh Inc.(7)	First lien senior secured loan	SR +	5.75%	02/2029	83,048	82,412	83,048	0.8%
Smarsh Inc.(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	5.75%	02/2025	10,381	10,227	10,381	0.1%
Smarsh Inc.(6)(16)	First lien senior secured revolving loan	SR +	5.75%	02/2029	332	326	332	0.0%
Teneo Holdings LLC(6)(21)	First lien senior secured loan	SR +	4.75%	03/2031	15,000	14,850	15,020	0.1%
USI, Inc.(7)(21)	First lien senior secured loan	SR +	3.25%	09/2030	14,925	14,888	14,931	0.1%
						633,299	638,960	5.9%
Food and beverage

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
Balrog Acquisition, Inc. (dba Bakemark)(6)(21)	First lien senior secured loan	SR +	4.00%	09/2028	13,685	$13,587	$13,656	0.1%
Balrog Acquisition, Inc. (dba BakeMark)(6)	Second lien senior secured loan	SR +	7.00%	09/2029	6,000	5,963	5,999	0.1%
Blast Bidco Inc. (dba Bazooka Candy Brands)(7)	First lien senior secured loan	SR +	6.00%	10/2030	35,821	34,968	35,194	0.3%
Blast Bidco Inc. (dba Bazooka Candy Brands)(7)(16)(17)	First lien senior secured revolving loan	SR +	6.00%	10/2029	—	(96)	(73)	0.0%
Dessert Holdings(6)(21)	First lien senior secured loan	SR +	4.00%	06/2028	19,549	19,480	18,218	0.2%
Fiesta Purchaser, Inc. (dba Shearer's Foods)(6)(21)	First lien senior secured loan	SR +	4.00%	02/2031	75,000	72,138	75,083	0.7%
Fiesta Purchaser, Inc. (dba Shearer's Foods)(7)(16)	First lien senior secured revolving loan	SR +	4.50%	02/2029	1,717	1,353	1,717	0.0%
Hissho Sushi Merger Sub, LLC(7)	First lien senior secured loan	SR +	5.50%	05/2028	111,697	110,863	111,697	1.1%
Hissho Sushi Merger Sub, LLC(7)(16)(17)	First lien senior secured revolving loan	SR +	5.50%	05/2028	—	(60)	—	0.0%
Innovation Ventures HoldCo, LLC (dba 5 Hour Energy)(6)	First lien senior secured loan	SR +	6.25%	03/2027	275,000	271,742	272,939	2.6%
KBP Brands, LLC(7)	First lien senior secured loan	SR +	5.50%	05/2027	14,682	14,561	14,462	0.1%
KBP Brands, LLC(7)	First lien senior secured delayed draw term loan	SR +	5.50%	05/2027	33,690	33,436	33,184	0.3%
Ole Smoky Distillery, LLC(6)	First lien senior secured loan	SR +	5.50%	03/2028	30,400	29,942	30,096	0.3%
Ole Smoky Distillery, LLC(6)(16)(17)	First lien senior secured revolving loan	SR +	5.25%	03/2028	—	(44)	(33)	0.0%
Pegasus BidCo B.V.(7)(22)	First lien senior secured loan	SR +	3.75%	07/2029	16,603	16,603	16,603	0.2%
Rushmore Investment III LLC (dba Winland Foods)(7)	First lien senior secured loan	SR +	6.00%	10/2030	317,200	312,341	314,028	3.1%
Tacala, LLC(6)(21)	First lien senior secured loan	SR +	4.00%	01/2031	35,000	34,913	34,990	0.3%
Ultimate Baked Goods Midco, LLC(6)	First lien senior secured loan	SR +	6.25%	08/2027	16,129	15,875	16,129	0.2%
Ultimate Baked Goods Midco, LLC(6)(16)(17)	First lien senior secured revolving loan	SR +	6.25%	08/2027	—	(28)	—	0.0%
						987,537	993,889	9.6%
Healthcare equipment and services
Bamboo US BidCo LLC(7)	First lien senior secured loan	SR +	6.75% (3.38% PIK)	09/2030	97,449	$94,699	$95,256	0.9%
Bamboo US BidCo LLC(11)	First lien senior secured EUR term loan	E +	6.75% (3.38% PIK)	09/2030	€60,631	62,611	64,008	0.6%
Bamboo US BidCo LLC(7)(16)(17)	First lien senior secured revolving loan	SR +	6.00%	10/2029	—	(553)	(453)	0.0%
Bamboo US BidCo LLC(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	6.75% (3.38% PIK)	03/2025	1,614	1,381	1,477	0.0%
Canadian Hospital Specialties Ltd.(10)(22)	First lien senior secured CAD term loan	C +	4.50%	04/2028	$4,870	3,850	3,465	0.0%
Canadian Hospital Specialties Ltd.(10)(16)(22)	First lien senior secured CAD revolving loan	C +	4.50%	04/2027	$494	393	342	0.0%
Confluent Medical Technologies, Inc.(7)	First lien senior secured loan	SR +	3.75%	02/2029	94,724	94,006	94,724	0.9%
CSC MKG Topco LLC (dba Medical Knowledge Group)(6)	First lien senior secured loan	SR +	5.75%	02/2029	99,530	97,992	98,534	0.9%
Dermatology Intermediate Holdings III, Inc.(7)(21)	First lien senior secured loan	SR +	4.25%	03/2029	15,397	15,141	15,020	0.1%
Medline Borrower, LP(6)(21)	First lien senior secured loan	SR +	2.75%	10/2028	22,317	22,317	22,366	0.2%
Medline Borrower, LP(6)(16)	First lien senior secured revolving loan	SR +	3.00%	10/2026	—	—	—	0.0%
Natus Medical, Inc.(7)	First lien senior secured loan	SR +	5.50%	07/2029	494	465	462	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.(11)	First lien senior secured EUR term loan	E +	5.50%	03/2031	€60,541	59,792	59,633	0.6%
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.(11)(16)(17)(18)	First lien senior secured EUR delayed draw term loan	E +	5.50%	03/2027	€—	(175)	(236)	0.0%
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.(11)(16)(17)	First lien senior secured EUR revolving loan	E +	5.50%	03/2031	€—	(65)	(77)	0.0%
Nelipak Holding Company(7)	First lien senior secured loan	SR +	5.50%	03/2031	30,612	30,154	30,153	0.3%
Nelipak Holding Company(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	5.50%	03/2027	—	(88)	(88)	0.0%
Nelipak Holding Company(7)(16)	First lien senior secured revolving loan	SR +	5.50%	03/2031	2,639	2,507	2,507	0.0%
Packaging Coordinators Midco, Inc.(7)(21)	First lien senior secured loan	SR +	3.50%	11/2027	39,611	39,371	39,663	0.4%
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(7)(22)	First lien senior secured loan	SR +	5.50%	01/2028	40,829	40,400	40,829	0.4%
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(7)(16)(17)(18)(22)	First lien senior secured delayed draw term loan	SR +	5.25%	08/2025	—	(83)	—	0.0%
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(7)(16)(17)(22)	First lien senior secured revolving loan	SR +	5.50%	01/2028	—	(1)	—	0.0%
PERKINELMER U.S. LLC(6)	First lien senior secured loan	SR +	6.75%	03/2029	77,509	76,160	77,509	0.8%
PERKINELMER U.S. LLC(6)	First lien senior secured loan	SR +	5.75%	03/2029	35,208	34,868	35,032	0.3%
Resonetics, LLC(7)	First lien senior secured loan	SR +	6.00%	04/2028	55,219	53,707	55,219	0.5%
Resonetics, LLC(7)(21)	First lien senior secured loan	SR +	4.00%	04/2028	15,395	15,303	15,409	0.2%
Rhea Parent, Inc.(7)	First lien senior secured loan	SR +	5.50%	02/2029	76,407	75,242	76,407	0.8%
Zest Acquisition Corp.(6)	First lien senior secured loan	SR +	5.50%	02/2028	19,685	19,086	19,537	0.2%
						838,480	846,698	8.1%
Healthcare providers and services
Allied Benefit Systems Intermediate LLC(6)	First lien senior secured loan	SR +	5.25%	10/2030	17,753	$17,498	$17,575	0.2%
Allied Benefit Systems Intermediate LLC(6)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	5.25%	10/2025	—	(23)	(8)	0.0%
BELMONT BUYER, INC. (dba Valenz)(8)	First lien senior secured loan	SR +	6.50%	06/2029	55,879	54,867	55,599	0.5%
BELMONT BUYER, INC. (dba Valenz)(8)(16)(18)	First lien senior secured delayed draw term loan	SR +	6.50%	12/2024	5,280	5,121	5,253	0.1%
BELMONT BUYER, INC. (dba Valenz)(8)(16)(17)	First lien senior secured revolving loan	SR +	6.50%	06/2029	—	(116)	(33)	0.0%
Confluent Health, LLC(6)	First lien senior secured loan	SR +	5.00%	11/2028	20,000	19,413	20,000	0.2%
Covetrus, Inc.(7)(21)	First lien senior secured loan	SR +	5.00%	10/2029	10,385	9,904	10,389	0.1%
Covetrus, Inc.(7)	Second lien senior secured loan	SR +	9.25%	10/2030	160,000	157,100	160,000	1.6%
Diagnostic Services Holdings, Inc. (dba Rayus Radiology)(6)	First lien senior secured loan	SR +	5.50%	03/2025	119,838	119,838	119,838	1.1%
Engage Debtco Limited(7)(22)	First lien senior secured loan	SR +	5.75% (2.25% PIK)	07/2029	92,604	90,577	91,293	0.9%
Engage Debtco Limited(7)(22)	First lien senior secured delayed draw term loan	SR +	6.00% (2.50% PIK)	07/2029	20,003	19,627	19,653	0.2%
Ex Vivo Parent Inc. (dba OB Hospitalist)(7)	First lien senior secured loan	SR +	9.75% PIK	09/2028	37,601	37,152	37,131	0.4%
HAH Group Holding Company LLC (dba Help at Home)(6)	First lien senior secured delayed draw term loan	SR +	5.00%	10/2027	11,910	11,680	11,791	0.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
KWOL Acquisition Inc. (dba Worldwide Clinical Trials)(8)	First lien senior secured loan	SR +	6.25%	12/2029	164,423	161,290	161,957	1.6%
KWOL Acquisition Inc. (dba Worldwide Clinical Trials)(8)(16)(17)	First lien senior secured revolving loan	SR +	6.25%	12/2029	—	(419)	(335)	0.0%
MED ParentCo, LP(6)(21)	First lien senior secured loan	SR +	4.25%	08/2026	22,481	22,219	22,424	0.2%
MJH Healthcare Holdings, LLC(6)(21)	First lien senior secured loan	SR +	3.50%	01/2029	19,600	19,542	19,514	0.2%
Natural Partners, LLC(7)(22)	First lien senior secured loan	SR +	4.50%	11/2027	67,814	66,874	67,814	0.7%
Natural Partners, LLC(7)(16)(17)(22)	First lien senior secured revolving loan	SR +	4.50%	11/2027	—	(65)	—	0.0%
Neptune Holdings, Inc. (dba NexTech)(8)	First lien senior secured loan	SR +	6.00%	08/2030	30,805	30,079	30,189	0.3%
Neptune Holdings, Inc. (dba NexTech)(8)(16)(17)	First lien senior secured revolving loan	SR +	6.00%	08/2029	—	(94)	(82)	0.0%
OB Hospitalist Group, Inc.(7)	First lien senior secured loan	SR +	5.50%	09/2027	60,266	59,492	59,664	0.6%
OB Hospitalist Group, Inc.(6)(16)	First lien senior secured revolving loan	SR +	5.50%	09/2027	3,091	2,998	3,011	0.0%
OneOncology LLC(7)	First lien senior secured loan	SR +	6.25%	06/2030	70,988	70,009	70,988	0.7%
OneOncology LLC(7)(16)(17)	First lien senior secured revolving loan	SR +	6.25%	06/2029	—	(185)	—	0.0%
OneOncology LLC(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	6.25%	12/2024	9,275	9,012	9,275	0.1%
Pacific BidCo Inc.(8)(22)	First lien senior secured loan	SR +	5.75% (3.20% PIK)	08/2029	163,958	160,638	162,729	1.6%
Pacific BidCo Inc.(8)(16)(17)(18)(22)	First lien senior secured delayed draw term loan	SR +	5.75%	08/2025	—	(171)	—	0.0%
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2028	32,476	31,388	28,660	0.3%
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	SR +	4.50%	12/2028	27,625	26,564	25,139	0.2%
PetVet Care Centers, LLC(6)	First lien senior secured loan	SR +	6.00%	11/2030	242,358	240,025	241,146	2.4%
PetVet Care Centers, LLC(6)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	6.00%	11/2025	—	(150)	—	0.0%
PetVet Care Centers, LLC(6)(16)(17)	First lien senior secured revolving loan	SR +	6.00%	11/2029	—	(336)	(166)	0.0%
Phoenix Newco, Inc. (dba Parexel)(6)(21)	First lien senior secured loan	SR +	3.25%	11/2028	69,473	69,278	69,605	0.7%
Physician Partners, LLC(7)(21)	First lien senior secured loan	SR +	4.00%	12/2028	27,243	26,449	20,195	0.2%
Physician Partners, LLC(7)	First lien senior secured loan	SR +	5.50%	12/2028	124,688	118,458	97,880	1.0%
Plasma Buyer LLC (dba Pathgroup)(7)	First lien senior secured loan	SR +	5.75%	05/2029	108,480	106,761	106,582	1.0%
Plasma Buyer LLC (dba Pathgroup)(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	5.75%	09/2025	816	778	777	0.0%
Plasma Buyer LLC (dba Pathgroup)(7)(16)	First lien senior secured revolving loan	SR +	5.75%	05/2028	7,342	7,174	7,128	0.1%
PPV Intermediate Holdings, LLC(7)	First lien senior secured loan	SR +	5.75%	08/2029	163,397	160,684	161,354	1.6%
PPV Intermediate Holdings, LLC(7)(16)(17)	First lien senior secured revolving loan	SR +	5.75%	08/2029	—	(183)	(148)	0.0%
PPV Intermediate Holdings, LLC(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	6.00%	09/2025	—	(46)	(25)	0.0%
Premise Health Holding Corp.(7)	First lien senior secured loan	SR +	5.50%	03/2031	70,659	69,609	69,599	0.7%
Premise Health Holding Corp.(7)(16)(17)	First lien senior secured revolving loan	SR +	5.50%	03/2030	—	(121)	(123)	0.0%
Quva Pharma, Inc. (7)	First lien senior secured loan	SR +	5.50%	04/2028	4,432	4,346	4,421	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
Quva Pharma, Inc. (7)(16)	First lien senior secured revolving loan	SR +	5.50%	04/2026	91	85	90	0.0%
Surgery Center Holdings, Inc.(6)(21)(22)	First lien senior secured loan	SR +	3.50%	12/2030	2,000	1,980	2,008	0.0%
TC Holdings, LLC (dba TrialCard)(7)	First lien senior secured loan	SR +	5.00%	04/2027	63,599	63,180	63,599	0.6%
TC Holdings, LLC (dba TrialCard)(7)(16)(17)	First lien senior secured revolving loan	SR +	5.00%	04/2027	—	(47)	—	0.0%
Team Services Group, LLC(8)(21)	First lien senior secured loan	SR +	5.00%	12/2027	14,961	14,889	14,924	0.1%
Tivity Health, Inc.(7)	First lien senior secured loan	SR +	6.00%	06/2029	149,720	146,699	149,346	1.5%
Unified Women's Healthcare, LP(6)	First lien senior secured loan	SR +	5.25%	06/2029	82,664	82,169	82,664	0.8%
Unified Women's Healthcare, LP(6)(16)(17)	First lien senior secured revolving loan	SR +	5.25%	06/2029	—	(45)	—	0.0%
Unified Women's Healthcare, LP(6)	First lien senior secured loan	SR +	5.50%	06/2029	45,885	45,563	45,885	0.5%
Unified Women's Healthcare, LP(6)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	5.50%	10/2025	—	(89)	—	0.0%
Unified Women's Healthcare, LP(6)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	5.25%	03/2026	—	(268)	—	0.0%
Vermont Aus Pty Ltd(7)(22)	First lien senior secured loan	SR +	5.65%	03/2028	53,410	52,449	53,009	0.5%
XRL 1 LLC (dba XOMA)(15)	First lien senior secured loan		9.88%	12/2038	58,500	57,450	56,745	0.6%
XRL 1 LLC (dba XOMA)(15)(16)(17)(18)	First lien senior secured delayed draw term loan		9.88%	12/2025	—	(66)	(135)	0.0%
						2,468,484	2,455,788	24.2%
Healthcare technology
Athenahealth Group Inc.(6)(21)	First lien senior secured loan	SR +	3.25%	02/2029	29,262	$28,923	$28,946	0.3%
BCPE Osprey Buyer, Inc. (dba PartsSource)(7)	First lien senior secured loan	SR +	5.75%	08/2028	53,088	52,500	52,690	0.5%
BCPE Osprey Buyer, Inc. (dba PartsSource)(6)	First lien senior secured delayed draw term loan	SR +	5.75%	08/2028	6,424	6,338	6,375	0.1%
BCPE Osprey Buyer, Inc. (dba PartsSource)(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	5.75%	10/2025	—	(240)	—	0.0%
BCPE Osprey Buyer, Inc. (dba PartsSource)(6)(16)	First lien senior secured revolving loan	SR +	5.75%	08/2026	2,483	2,447	2,448	0.0%
Bracket Intermediate Holding Corp.(7)(21)	First lien senior secured loan	SR +	5.00%	05/2028	49,625	48,354	49,699	0.5%
Color Intermediate, LLC (dba ClaimsXten)(7)	First lien senior secured loan	SR +	5.50%	10/2029	9,142	8,988	9,050	0.1%
Cotiviti, Inc.(7)(21)	First lien senior secured loan	SR +	3.25%	03/2031	100,000	99,500	99,830	1.0%
Ensemble RCM, LLC(7)(21)(22)	First lien senior secured loan	SR +	3.00%	08/2029	7,500	7,463	7,513	0.1%
GHX Ultimate Parent Corporation (dba Global Healthcare Exchange)(7)	First lien senior secured loan	SR +	4.00%	06/2027	16,147	16,127	16,228	0.2%
GI Ranger Intermediate, LLC (dba Rectangle Health)(7)	First lien senior secured loan	SR +	6.00%	10/2028	24,770	24,415	24,398	0.2%
GI Ranger Intermediate, LLC (dba Rectangle Health)(7)(16)(17)	First lien senior secured revolving loan	SR +	6.00%	10/2027	—	(20)	(25)	0.0%
IMO Investor Holdings, Inc.(8)	First lien senior secured loan	SR +	6.00%	05/2029	20,533	20,208	20,431	0.2%
IMO Investor Holdings, Inc.(8)(16)(18)	First lien senior secured delayed draw term loan	SR +	6.00%	05/2024	2,053	1,999	2,043	0.0%
IMO Investor Holdings, Inc.(7)(16)	First lien senior secured revolving loan	SR +	6.00%	05/2028	397	363	385	0.0%
Imprivata, Inc.(7)	First lien senior secured loan	SR +	3.50%	12/2027	10,423	10,423	10,423	0.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
Imprivata, Inc.(7)	Second lien senior secured loan	SR +	6.25%	12/2028	50,294	49,791	50,294	0.5%
Indikami Bidco, LLC (dba IntegriChain)(6)	First lien senior secured loan	SR +	6.50% (2.50% PIK)	12/2030	37,616	36,795	37,052	0.4%
Indikami Bidco, LLC (dba IntegriChain)(6)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	6.00%	12/2025	—	(51)	—	0.0%
Indikami Bidco, LLC (dba IntegriChain)(6)(16)	First lien senior secured revolving loan	SR +	6.00%	06/2030	939	838	868	0.0%
Intelerad Medical Systems Incorporated(7)(22)	First lien senior secured loan	SR +	6.50%	08/2026	29,701	29,492	28,884	0.3%
Intelerad Medical Systems Incorporated(7)(22)	First lien senior secured revolving loan	SR +	6.50%	08/2026	2,049	2,039	1,993	0.0%
Interoperability Bidco, Inc. (dba Lyniate)(7)	First lien senior secured loan	SR +	7.00%	12/2026	74,992	74,693	73,492	0.7%
Interoperability Bidco, Inc. (dba Lyniate)(7)(16)	First lien senior secured revolving loan	SR +	7.00%	12/2024	2,287	2,265	2,166	0.0%
Ocala Bidco, Inc.(7)	First lien senior secured loan	SR +	6.25% (2.75% PIK)	11/2028	84,205	82,778	83,153	0.8%
Ocala Bidco, Inc.(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	6.25% (2.75% PIK)	05/2024	3,966	3,848	3,917	0.0%
Ocala Bidco, Inc.(7)	Second lien senior secured loan	SR +	10.50% PIK	11/2033	51,297	50,611	50,784	0.5%
PointClickCare Technologies Inc.(7)(22)	First lien senior secured loan	SR +	4.00%	12/2027	19,600	19,395	19,600	0.2%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(6)(21)	First lien senior secured loan	SR +	3.25%	03/2028	19,738	19,331	19,698	0.2%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(6)(21)	First lien senior secured loan	SR +	3.50%	03/2028	75,000	74,625	75,000	0.7%
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(6)(21)	First lien senior secured loan	SR +	4.00%	10/2029	15,000	14,981	15,023	0.1%
Zelis Cost Management Buyer, Inc.(6)(21)	First lien senior secured loan	SR +	2.75%	09/2029	5,000	4,976	4,997	0.0%
						794,195	797,355	7.7%
Household products
Aptive Environmental, LLC(15)	First lien senior secured loan		12.00% (6.00% PIK)	01/2026	9,228	$8,348	$9,482	0.1%
Home Service TopCo IV, Inc.(7)	First lien senior secured loan	SR +	6.00%	12/2027	36,197	35,887	36,016	0.4%
Home Service TopCo IV, Inc.(7)(16)(17)	First lien senior secured revolving loan	SR +	6.00%	12/2027	—	(28)	(17)	0.0%
Home Service TopCo IV, Inc.(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	6.00%	12/2024	—	(35)	—	0.0%
Mario Purchaser, LLC (dba Len the Plumber)(6)	First lien senior secured loan	SR +	5.75%	04/2029	74,951	73,773	74,764	0.7%
Mario Purchaser, LLC (dba Len the Plumber)(6)(16)(18)	First lien senior secured delayed draw term loan	SR +	5.75%	04/2024	34,279	33,687	34,193	0.3%
Mario Purchaser, LLC (dba Len the Plumber)(6)(16)(17)	First lien senior secured revolving loan	SR +	5.75%	04/2028	—	(109)	(20)	0.0%
Mario Midco Holdings, Inc. (dba Len the Plumber)(6)	Unsecured facility	SR +	10.75% PIK	04/2032	28,998	28,412	28,853	0.3%
Simplisafe Holding Corporation(6)	First lien senior secured loan	SR +	6.25%	05/2028	126,148	124,281	125,833	1.2%
Simplisafe Holding Corporation(6)(16)(18)	First lien senior secured delayed draw term loan	SR +	6.25%	05/2024	4,248	4,102	4,237	0.0%
Southern Air & Heat Holdings, LLC(7)	First lien senior secured loan	SR +	4.75%	10/2027	1,066	1,055	1,060	0.0%
Southern Air & Heat Holdings, LLC(8)	First lien senior secured delayed draw term loan	SR +	4.75%	10/2027	1,112	1,102	1,106	0.0%
Southern Air & Heat Holdings, LLC(8)(16)(18)	First lien senior secured delayed draw term loan	SR +	5.25%	10/2027	7,448	6,396	7,448	0.1%
Southern Air & Heat Holdings, LLC(7)(16)	First lien senior secured revolving loan	SR +	4.75%	10/2027	62	60	61	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
Walker Edison Furniture Company LLC(6)(25)(31)	First lien senior secured loan	SR +	6.75% PIK	03/2027	3,009	2,454	2,633	0.0%
Walker Edison Furniture Company LLC(6)(25)(31)	First lien senior secured delayed draw term loan	SR +	6.75% PIK	03/2027	355	333	311	0.0%
Walker Edison Furniture Company LLC(7)(16)(18)(25)(31)	First lien senior secured delayed draw term loan	SR +	6.75% PIK	03/2027	352	350	248	0.0%
Walker Edison Furniture Company LLC(6)(25)(31)	First lien senior secured revolving loan	SR +	6.25%	03/2027	1,333	1,333	1,217	0.0%
						321,401	327,425	3.1%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(7)(21)	First lien senior secured loan	SR +	5.50%	08/2029	22,388	$21,958	$22,410	0.2%
Cornerstone OnDemand, Inc.(6)(20)(21)	First lien senior secured loan	SR +	3.75%	10/2028	19,600	19,531	19,192	0.2%
Cornerstone OnDemand, Inc.(6)	Second lien senior secured loan	SR +	6.50%	10/2029	44,583	44,071	42,689	0.4%
IG Investments Holdings, LLC (dba Insight Global)(7)	First lien senior secured loan	SR +	6.00%	09/2028	47,424	46,767	47,067	0.4%
IG Investments Holdings, LLC (dba Insight Global)(7)(16)(17)	First lien senior secured revolving loan	SR +	6.00%	09/2027	—	(42)	(27)	0.0%
iSolved, Inc.(6)(21)	First lien senior secured loan	SR +	4.00%	10/2030	27,431	27,194	27,552	0.3%
UKG Inc.(7)(21)	First lien senior secured loan	SR +	3.50%	02/2031	40,625	40,579	40,820	0.4%
						200,058	199,703	1.9%
Infrastructure and environmental services
Aegion Corp.(6)(20)(21)	First lien senior secured loan	SR +	4.25%	02/2028	54,529	$54,529	$54,709	0.5%
AWP Group Holdings, Inc.(7)	First lien senior secured loan	SR +	5.50%	12/2029	34,832	34,296	34,484	0.3%
AWP Group Holdings, Inc.(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	5.50%	08/2025	349	280	346	0.0%
AWP Group Holdings, Inc.(7)(16)	First lien senior secured revolving loan	SR +	5.50%	12/2029	1,683	1,592	1,625	0.0%
FR Vision Holdings, Inc. (dba CHA Consulting)(7)	First lien senior secured loan	SR +	5.50%	01/2031	45,786	45,338	45,329	0.4%
FR Vision Holdings, Inc. (dba CHA Consulting)(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	5.50%	01/2026	3,855	3,745	3,762	0.0%
FR Vision Holdings, Inc. (dba CHA Consulting)(7)(16)(17)	First lien senior secured revolving loan	SR +	5.50%	01/2030	—	(36)	(37)	0.0%
GI Apple Midco LLC (dba Atlas Technical Consultants)(7)	First lien senior secured loan	SR +	6.75%	04/2030	81,753	80,444	81,140	0.8%
GI Apple Midco LLC (dba Atlas Technical Consultants)(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	6.75%	04/2025	1,737	1,611	1,724	0.0%
GI Apple Midco LLC (dba Atlas Technical Consultants)(7)(16)(17)	First lien senior secured revolving loan	SR +	6.75%	04/2029	—	(186)	(83)	0.0%
KENE Acquisition, Inc. (dba Entrust Solutions Group)(7)	First lien senior secured loan	SR +	5.25%	02/2031	16,887	16,554	16,549	0.2%
KENE Acquisition, Inc. (dba Entrust Solutions Group)(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	5.25%	02/2026	—	(73)	(75)	0.0%
KENE Acquisition, Inc. (dba Entrust Solutions Group)(7)(16)(17)	First lien senior secured revolving loan	SR +	5.25%	02/2031	—	(44)	(45)	0.0%
Osmose Utilities Services, Inc.(6)(21)	First lien senior secured loan	SR +	3.25%	06/2028	13,777	13,703	13,570	0.1%
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(7)	First lien senior secured loan	SR +	5.75%	03/2028	32,808	32,331	32,398	0.3%
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	5.75%	10/2025	1,195	1,146	1,180	0.0%
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(7)(16)(17)	First lien senior secured revolving loan	SR +	5.75%	03/2028	—	(70)	(67)	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
The Goldfield Corp.(6)	First lien senior secured loan	SR +	6.25%	12/2026	1,382	1,362	1,382	0.0%
USIC Holdings, Inc.(7)(21)	First lien senior secured loan	SR +	3.50%	05/2028	26,748	26,275	26,676	0.3%
USIC Holdings, Inc.(7)(20)(21)	Second lien senior secured loan	SR +	6.50%	05/2029	39,691	39,512	39,262	0.4%
						352,309	353,829	3.3%
Insurance
Acrisure, LLC(6)(21)(22)	First lien senior secured loan	SR +	3.50%	02/2027	11,600	$11,225	$11,575	0.1%
Acrisure, LLC(6)(21)(22)	First lien senior secured loan	SR +	4.25%	02/2027	1,970	1,927	1,972	0.0%
Acrisure, LLC(6)(21)(22)	First lien senior secured loan	SR +	3.75%	02/2027	4,954	4,883	4,950	0.0%
Acrisure, LLC(6)(21)(22)	First lien senior secured loan	SR +	4.50%	12/2030	58,978	58,456	59,126	0.6%
Alera Group, Inc.(6)	First lien senior secured loan	SR +	5.25%	10/2028	148,096	145,847	148,096	1.4%
Alera Group, Inc.(6)(16)(18)	First lien senior secured delayed draw term loan	SR +	5.75%	11/2025	2,293	2,070	2,293	0.0%
AmeriLife Holdings LLC(7)	First lien senior secured loan	SR +	5.75%	08/2029	128,555	126,420	128,233	1.3%
AmeriLife Holdings LLC(7)(16)(17)	First lien senior secured revolving loan	SR +	5.75%	08/2028	—	(239)	(41)	0.0%
AmeriLife Holdings LLC(8)	First lien senior secured delayed draw term loan	SR +	5.75%	08/2029	32,234	31,714	32,153	0.3%
AmeriLife Holdings LLC(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	5.75%	10/2025	2,658	2,383	2,651	0.0%
AssuredPartners, Inc.(6)(21)	First lien senior secured loan	SR +	3.50%	02/2027	34,270	34,230	34,292	0.4%
AssuredPartners, Inc.(6)(21)	First lien senior secured loan	SR +	3.50%	02/2031	9,000	8,956	9,008	0.1%
Asurion, LLC(6)(21)	Second lien senior secured loan	SR +	5.25%	01/2029	174,017	168,651	155,015	1.5%
Asurion, LLC(6)(21)	Second lien senior secured loan	SR +	5.25%	01/2028	53,900	50,171	48,375	0.5%
Brightway Holdings, LLC(7)	First lien senior secured loan	SR +	6.50%	12/2027	2,100	2,079	2,069	0.0%
Brightway Holdings, LLC(8)	First lien senior secured loan	SR +	6.50%	12/2027	17,537	17,387	17,274	0.2%
Brightway Holdings, LLC(7)(16)	First lien senior secured revolving loan	SR +	6.50%	12/2027	316	300	284	0.0%
Broadstreet Partners, Inc.(6)(21)	First lien senior secured loan	SR +	3.75%	01/2029	18,681	18,656	18,719	0.2%
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)(7)	First lien senior secured loan	SR +	7.50%	03/2029	909	889	900	0.0%
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)(7)(16)(17)	First lien senior secured revolving loan	SR +	7.50%	03/2029	—	(2)	(1)	0.0%
Evolution BuyerCo, Inc. (dba SIAA)(7)	First lien senior secured loan	SR +	6.25%	04/2028	26,005	25,791	26,005	0.3%
Evolution BuyerCo, Inc. (dba SIAA)(7)	First lien senior secured delayed draw term loan	SR +	6.75%	04/2028	1,582	1,580	1,582	0.0%
Evolution BuyerCo, Inc. (dba SIAA)(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	6.00%	12/2025	732	704	729	0.0%
Evolution BuyerCo, Inc. (dba SIAA)(7)(16)(17)	First lien senior secured revolving loan	SR +	6.25%	05/2028	—	(5)	—	0.0%
Galway Borrower LLC(7)(16)	First lien senior secured revolving loan	SR +	5.25%	09/2028	1,013	952	950	0.0%
Galway Borrower LLC(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	5.00%	02/2026	—	(242)	(249)	0.0%
Hub International(7)(21)	First lien senior secured loan	SR +	3.25%	06/2030	12,475	12,490	12,477	0.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
Hyperion Refinance S.a.r.l (dba Howden Group)(6)(21)(22)	First lien senior secured loan	SR +	4.00%	04/2030	34,824	34,563	34,932	0.3%
Hyperion Refinance S.a.r.l (dba Howden Group)(6)(21)(22)	First lien senior secured loan	SR +	3.50%	02/2031	146,000	145,270	146,015	1.4%
IMA Financial Group, Inc.(6)(21)	First lien senior secured loan	SR +	3.75%	11/2028	70,439	70,126	70,495	0.7%
Integrated Specialty Coverages, LLC(8)	First lien senior secured loan	SR +	6.00%	07/2030	54,963	54,194	54,413	0.5%
Integrated Specialty Coverages, LLC(8)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	6.00%	01/2025	—	(72)	—	0.0%
Integrated Specialty Coverages, LLC(8)(16)(17)	First lien senior secured revolving loan	SR +	6.00%	07/2029	—	(79)	(59)	0.0%
Integrity Marketing Acquisition, LLC(7)	First lien senior secured loan	SR +	5.80%	08/2026	55,034	54,930	55,034	0.5%
Integrity Marketing Acquisition, LLC(7)	First lien senior secured loan	SR +	6.05%	08/2026	5,450	5,439	5,450	0.0%
Integrity Marketing Acquisition, LLC(7)	First lien senior secured loan	SR +	6.00%	08/2026	2,780	2,757	2,780	0.0%
Integrity Marketing Acquisition, LLC(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	6.00%	02/2025	1,642	1,541	1,642	0.0%
Integrity Marketing Acquisition, LLC(7)(16)(17)	First lien senior secured revolving loan	SR +	6.50%	08/2026	—	(21)	—	0.0%
KUSRP Intermediate, Inc. (dba U.S. Retirement and Benefits Partners)(7)	First lien senior secured loan	SR +	10.50% PIK	07/2030	14,499	14,352	14,499	0.1%
KWOR Acquisition, Inc. (dba Alacrity Solutions)(6)	First lien senior secured loan	SR +	5.25%	12/2028	32,374	31,979	32,212	0.3%
KWOR Acquisition, Inc. (dba Alacrity Solutions)(6)(16)	First lien senior secured revolving loan	SR +	5.25%	12/2027	1,929	1,897	1,912	0.0%
KWOR Acquisition, Inc. (dba Alacrity Solutions)(6)(16)(18)	First lien senior secured delayed draw term loan	SR +	5.25%	06/2024	2,377	2,293	2,365	0.0%
PCF Midco II, LLC (dba PCF Insurance Services)(15)	First lien senior secured loan		9.00% PIK	10/2031	55,104	51,555	51,523	0.5%
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(6)	First lien senior secured loan	SR +	6.00%	11/2028	184,419	182,858	184,419	1.9%
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(6)(16)(17)	First lien senior secured revolving loan	SR +	6.00%	11/2027	—	(15)	—	0.0%
Summit Acquisition Inc. (dba K2 Insurance Services)(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	6.75%	11/2024	—	(160)	—	0.0%
Summit Acquisition Inc. (dba K2 Insurance Services)(7)(16)(17)	First lien senior secured revolving loan	SR +	6.75%	05/2029	—	(156)	(61)	0.0%
Summit Acquisition Inc. (dba K2 Insurance Services)(7)	First lien senior secured loan	SR +	6.75%	05/2030	50,347	48,971	49,844	0.5%
Tempo Buyer Corp. (dba Global Claims Services)(7)	First lien senior secured loan	SR +	5.50%	08/2028	35,702	35,204	35,613	0.3%
Tempo Buyer Corp. (dba Global Claims Services)(7)(16)	First lien senior secured revolving loan	SR +	5.00%	08/2027	2,167	2,108	2,154	0.0%
Truist Insurance Holdings, LLC(7)(21)	First lien senior secured loan	SR +	3.25%	03/2031	50,000	49,875	49,915	0.5%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(8)	First lien senior secured loan	SR +	5.75%	07/2027	14,754	14,572	14,680	0.1%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(8)(16)(17)	First lien senior secured revolving loan	SR +	5.75%	07/2027	—	(12)	(5)	0.0%
						1,531,242	1,528,209	14.6%
Internet software and services
Activate Holdings (US) Corp. (dba Absolute Software)(7)(22)	First lien senior secured loan	SR +	6.25%	07/2030	4,625	$4,506	$4,555	0.0%
Activate Holdings (US) Corp. (dba Absolute Software)(7)(16)(17)(22)	First lien senior secured revolving loan	SR +	6.25%	07/2029	—	(9)	(5)	0.0%
Anaplan, Inc.(7)	First lien senior secured loan	SR +	6.50%	06/2029	224,639	222,848	224,639	2.2%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
Anaplan, Inc.(7)(16)(17)	First lien senior secured revolving loan	SR +	6.50%	06/2028	—	(116)	—	0.0%
Appfire Technologies, LLC(7)	First lien senior secured loan	SR +	5.50%	03/2027	8,203	8,155	8,182	0.1%
Appfire Technologies, LLC(14)(16)	First lien senior secured revolving loan	P +	4.50%	03/2027	373	358	369	0.0%
Appfire Technologies, LLC(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	5.50%	06/2024	—	(87)	—	0.0%
Aptean Acquiror, Inc. (dba Aptean)(7)	First lien senior secured loan	SR +	5.25%	01/2031	78,527	77,755	77,742	0.8%
Aptean Acquiror, Inc. (dba Aptean)(7)(16)(17)	First lien senior secured revolving loan	SR +	5.25%	01/2031	—	(71)	(73)	0.0%
Aptean Acquiror, Inc. (dba Aptean)(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	5.25%	01/2026	691	618	616	0.0%
Armstrong Bidco Limited (dba The Access Group)(13)(22)	First lien senior secured GBP term loan	SA +	5.25%	06/2029	£26,570	32,031	33,313	0.3%
Armstrong Bidco Limited (dba The Access Group)(13)(22)	First lien senior secured GBP delayed draw term loan	SA +	5.25%	06/2029	£13,863	16,714	17,381	0.2%
Avalara, Inc.(7)	First lien senior secured loan	SR +	7.25%	10/2028	70,455	69,591	70,455	0.7%
Avalara, Inc.(7)(16)(17)	First lien senior secured revolving loan	SR +	7.25%	10/2028	—	(80)	—	0.0%
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)(6)	First lien senior secured loan	SR +	6.50%	03/2031	5,486	5,404	5,404	0.1%
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)(6)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	6.50%	03/2026	—	(93)	(94)	0.0%
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)(6)(16)(17)	First lien senior secured revolving loan	SR +	6.50%	03/2031	—	(30)	(30)	0.0%
Barracuda Parent, LLC(7)(21)	First lien senior secured loan	SR +	4.50%	08/2029	27,304	26,629	27,121	0.3%
Barracuda Parent, LLC(7)	Second lien senior secured loan	SR +	7.00%	08/2030	93,250	90,830	86,023	0.8%
Bayshore Intermediate #2, L.P. (dba Boomi)(7)	First lien senior secured loan	SR +	7.50% PIK	10/2028	24,631	24,320	24,447	0.2%
Bayshore Intermediate #2, L.P. (dba Boomi)(6)(16)	First lien senior secured revolving loan	SR +	6.75%	10/2027	212	192	201	0.0%
BCTO BSI Buyer, Inc. (dba Buildertrend)(7)	First lien senior secured loan	SR +	7.50% PIK	12/2026	1,143	1,137	1,143	0.0%
BCTO BSI Buyer, Inc. (dba Buildertrend)(7)(16)(17)	First lien senior secured revolving loan	SR +	7.50%	12/2026	—	(1)	—	0.0%
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)(7)	First lien senior secured loan	SR +	5.50%	08/2027	8,158	8,031	7,872	0.1%
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)(7)	First lien senior secured delayed draw term loan	SR +	5.50%	08/2027	1,836	1,816	1,771	0.0%
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)(7)(16)	First lien senior secured revolving loan	SR +	5.50%	08/2027	303	291	273	0.0%
Central Parent Inc. (dba CDK Global Inc.)(7)(21)	First lien senior secured loan	SR +	4.00%	07/2029	9,330	9,308	9,354	0.1%
CivicPlus, LLC(7)	First lien senior secured loan	SR +	6.50% (2.50% PIK)	08/2027	28,422	28,240	28,422	0.2%
CivicPlus, LLC(7)(16)(17)	First lien senior secured revolving loan	SR +	6.00%	08/2027	—	(14)	—	0.0%
CP PIK Debt Issuer, LLC (dba CivicPlus, LLC)(7)	Unsecured notes	SR +	11.75% PIK	06/2034	17,052	16,706	17,052	0.2%
Cloud Software Group, Inc.(7)(21)	First lien senior secured loan	SR +	4.50%	03/2029	74,622	71,264	74,226	0.7%
Cloud Software Group, Inc.(7)	First lien senior secured loan	SR +	4.50%	03/2031	25,000	24,813	24,875	0.2%
Coupa Holdings, LLC(7)	First lien senior secured loan	SR +	7.50%	02/2030	24,344	23,800	24,161	0.2%
Coupa Holdings, LLC(7)(16)(17)	First lien senior secured revolving loan	SR +	7.50%	02/2029	—	(34)	(12)	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
Coupa Holdings, LLC(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	7.50%	08/2024	—	(23)	—	0.0%
Crewline Buyer, Inc. (dba New Relic)(7)	First lien senior secured loan	SR +	6.75%	11/2030	164,955	162,574	163,305	1.6%
Crewline Buyer, Inc. (dba New Relic)(7)(16)(17)	First lien senior secured revolving loan	SR +	6.75%	11/2030	—	(244)	(172)	0.0%
Delta TopCo, Inc. (dba Infoblox, Inc.)(8)(21)	First lien senior secured loan	SR +	3.75%	12/2027	28,969	27,644	28,984	0.3%
Delta TopCo, Inc. (dba Infoblox, Inc.)(8)	Second lien senior secured loan	SR +	7.25%	12/2028	49,222	49,005	49,345	0.5%
E2open, LLC(6)(21)	First lien senior secured loan	SR +	3.50%	02/2028	5,173	5,167	5,172	0.1%
EET Buyer, Inc. (dba e-Emphasys)(7)	First lien senior secured loan	SR +	6.50%	11/2027	36,258	35,916	36,258	0.4%
EET Buyer, Inc. (dba e-Emphasys)(7)(16)	First lien senior secured revolving loan	SR +	6.50%	11/2027	677	649	677	0.0%
Entrata, Inc.(6)	First lien senior secured loan	SR +	6.00%	07/2030	4,476	4,414	4,442	0.0%
Entrata, Inc.(6)(16)(17)	First lien senior secured revolving loan	SR +	6.00%	07/2028	—	(7)	(4)	0.0%
Granicus, Inc.(6)	First lien senior secured loan	SR +	5.75% (2.25% PIK)	01/2031	32,729	32,409	32,402	0.3%
Granicus, Inc.(6)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	5.75% (2.25% PIK)	01/2026	—	(24)	(24)	0.0%
Granicus, Inc.(6)(16)(17)	First lien senior secured revolving loan	SR +	5.25%	01/2031	—	(45)	(46)	0.0%
Grayshift, LLC(6)(22)	First lien senior secured loan	SR +	8.00%	07/2028	128,044	126,123	127,084	1.2%
Grayshift, LLC(6)(16)(17)(22)	First lien senior secured revolving loan	SR +	8.00%	07/2028	—	(17)	(18)	0.0%
GS Acquisitionco, Inc. (dba insightsoftware)(7)	First lien senior secured loan	SR +	5.00%	05/2026	8,878	8,856	8,856	0.1%
GS Acquisitionco, Inc. (dba insightsoftware)(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	5.00%	03/2026	—	(2)	—	0.0%
GS Acquisitionco, Inc. (dba insightsoftware)(7)(16)(17)	First lien senior secured revolving loan	SR +	5.50%	05/2026	—	(1)	(1)	0.0%
Help/Systems Holdings, Inc.(6)(21)	First lien senior secured loan	SR +	4.00%	11/2026	63,705	63,418	61,558	0.6%
Help/Systems Holdings, Inc.(7)	Second lien senior secured loan	SR +	6.75%	11/2027	25,000	24,753	22,188	0.2%
Hyland Software, Inc.(6)(16)(17)	First lien senior secured revolving loan	SR +	6.00%	09/2029	—	(95)	(105)	0.0%
Hyland Software, Inc.(6)	First lien senior secured loan	SR +	6.00%	09/2030	146,867	144,781	144,664	1.4%
Icefall Parent, Inc. (dba EngageSmart)(7)	First lien senior secured loan	SR +	6.50%	01/2030	28,869	28,304	28,291	0.3%
Icefall Parent, Inc. (dba EngageSmart)(7)(16)(17)	First lien senior secured revolving loan	SR +	6.50%	01/2030	—	(53)	(55)	0.0%
Ivanti Software, Inc.(7)(21)	First lien senior secured loan	SR +	4.25%	12/2027	12,934	12,067	12,084	0.1%
Ivanti Software, Inc.(7)	Second lien senior secured loan	SR +	7.25%	12/2028	19,000	18,929	16,293	0.2%
MessageBird BidCo B.V.(6)(22)	First lien senior secured loan	SR +	6.75%	05/2027	1,833	1,810	1,833	0.0%
Ministry Brands Holdings, LLC(6)	First lien senior secured loan	SR +	5.50%	12/2028	48,446	47,727	47,477	0.5%
Ministry Brands Holdings, LLC(6)	First lien senior secured delayed draw term loan	SR +	5.50%	12/2028	4,898	4,843	4,800	0.0%
Ministry Brands Holdings, LLC(6)(16)	First lien senior secured revolving loan	SR +	5.50%	12/2027	475	415	380	0.0%
Mitnick Corporate Purchaser, Inc.(14)(16)(20)	First lien senior secured revolving loan	P +	3.00%	05/2027	—	5	—	0.0%
Oranje Holdco, Inc. (dba KnowBe4)(7)	First lien senior secured loan	SR +	7.50%	02/2029	81,182	80,136	80,776	0.8%
Oranje Holdco, Inc. (dba KnowBe4)(7)(16)(17)	First lien senior secured revolving loan	SR +	7.50%	02/2029	—	(123)	(51)	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
PDI TA Holdings, Inc.(6)	First lien senior secured loan	SR +	5.50%	02/2031	57,640	56,789	56,775	0.6%
PDI TA Holdings, Inc.(6)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	5.50%	02/2026	—	(213)	(218)	0.0%
PDI TA Holdings, Inc.(6)(16)(17)	First lien senior secured revolving loan	SR +	5.50%	02/2031	—	(96)	(98)	0.0%
Perforce Software, Inc.(6)	First lien senior secured loan	SR +	4.50%	07/2026	14,738	14,521	14,738	0.1%
Perforce Software, Inc.(6)	First lien senior secured loan	SR +	4.75%	07/2026	5,000	4,975	5,000	0.0%
Project Alpha Intermediate Holding, Inc. (dba Qlik)(7)(21)	First lien senior secured loan	SR +	4.75%	10/2030	77,000	75,460	77,362	0.8%
Proofpoint, Inc.(6)(21)	First lien senior secured loan	SR +	3.25%	08/2028	91,873	91,097	91,873	0.9%
QAD, Inc.(6)	First lien senior secured loan	SR +	5.38%	11/2027	45,570	44,968	45,228	0.4%
QAD, Inc.(6)(16)(17)	First lien senior secured revolving loan	SR +	6.00%	11/2027	—	(72)	(45)	0.0%
Quartz Acquireco, LLC (dba Qualtrics)(7)(21)	First lien senior secured loan	SR +	3.50%	06/2030	9,950	9,862	9,963	0.1%
Sailpoint Technologies Holdings, Inc.(7)	First lien senior secured loan	SR +	6.00%	08/2029	59,880	58,832	59,730	0.6%
Sailpoint Technologies Holdings, Inc.(7)(16)(17)	First lien senior secured revolving loan	SR +	6.00%	08/2028	—	(83)	(14)	0.0%
Securonix, Inc.(7)	First lien senior secured loan	SR +	6.00%	04/2028	29,661	29,444	27,288	0.3%
Securonix, Inc.(7)(16)(17)	First lien senior secured revolving loan	SR +	6.00%	04/2028	—	(36)	(427)	0.0%
Sedgwick Claims Management Services, Inc.(6)(20)(21)	First lien senior secured loan	SR +	3.75%	02/2028	9,900	9,734	9,914	0.1%
Sitecore Holding III A/S(8)	First lien senior secured loan	SR +	7.25% (4.25% PIK)	03/2029	24,103	23,931	24,043	0.2%
Sitecore USA, Inc.(8)	First lien senior secured loan	SR +	7.25% (4.25% PIK)	03/2029	3,998	3,969	3,988	0.0%
Sitecore Holding III A/S(12)	First lien senior secured EUR term loan	E +	7.25% (4.25% PIK)	03/2029	€23,489	24,575	25,305	0.2%
Sophos Holdings, LLC(6)(21)(22)	First lien senior secured loan	SR +	3.50%	03/2027	19,876	19,835	19,902	0.2%
The Dun & Bradstreet Corporation(6)(21)(22)	First lien senior secured loan	SR +	2.75%	01/2029	2,000	2,000	1,999	0.0%
Thunder Purchaser, Inc. (dba Vector Solutions)(7)	First lien senior secured loan	SR +	5.75%	06/2028	12,745	12,659	12,713	0.1%
Thunder Purchaser, Inc. (dba Vector Solutions)(7)(16)	First lien senior secured revolving loan	SR +	5.75%	06/2027	704	698	702	0.0%
When I Work, Inc.(7)	First lien senior secured loan	SR +	7.00% PIK	11/2027	25,575	25,428	24,936	0.2%
When I Work, Inc.(7)(16)(17)	First lien senior secured revolving loan	SR +	6.00%	11/2027	—	(25)	(104)	0.0%
Zendesk, Inc.(7)	First lien senior secured loan	SR +	6.25%	11/2028	123,453	121,484	122,836	1.2%
Zendesk, Inc.(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	6.25%	11/2024	—	(865)	—	0.0%
Zendesk, Inc.(7)(16)(17)	First lien senior secured revolving loan	SR +	6.25%	11/2028	—	(191)	(62)	0.0%
						2,272,813	2,279,103	22.0%
Leisure and entertainment
Troon Golf, L.L.C.(7)	First lien senior secured loan	SR +	5.50%	08/2027	92,230	$91,944	$92,230	0.9%
Troon Golf, L.L.C.(7)(16)(17)	First lien senior secured revolving loan	SR +	5.50%	08/2026	—	(17)	—	0.0%
Troon Golf, L.L.C.(7)	First lien senior secured delayed draw term loan	SR +	5.50%	08/2027	49,275	48,779	49,275	0.5%
						140,706	141,505	1.4%
Manufacturing
ACR Group Borrower, LLC(7)	First lien senior secured loan	SR +	4.25%	03/2028	4,012	$3,975	$3,961	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
ACR Group Borrower, LLC(7)	First lien senior secured loan	SR +	5.75%	03/2028	862	852	862	0.0%
ACR Group Borrower, LLC(7)(16)	First lien senior secured revolving loan	SR +	4.25%	03/2026	450	445	439	0.0%
Chariot Buyer LLC (dba Chamberlain Group)(6)(21)	First lien senior secured loan	SR +	3.75%	11/2028	15,000	14,891	15,020	0.1%
CPM Holdings, Inc.(6)(20)(21)	First lien senior secured loan	SR +	4.50%	09/2028	49,875	48,589	49,895	0.5%
CPM Holdings, Inc.(6)(16)(21)	First lien senior secured revolving loan	SR +	4.50%	06/2028	350	305	350	0.0%
Engineered Machinery Holdings, Inc. (dba Duravant)(7)(21)	First lien senior secured loan	SR +	3.75%	05/2028	25,758	25,402	25,650	0.3%
Engineered Machinery Holdings, Inc. (dba Duravant)(7)(20)	Second lien senior secured loan	SR +	6.50%	05/2029	37,181	37,048	36,995	0.4%
Engineered Machinery Holdings, Inc. (dba Duravant)(7)	Second lien senior secured loan	SR +	6.00%	05/2029	19,160	19,122	18,921	0.2%
FARADAY BUYER, LLC (dba MacLean Power Systems)(7)	First lien senior secured loan	SR +	6.00%	10/2028	135,953	133,397	133,914	1.3%
FARADAY BUYER, LLC (dba MacLean Power Systems)(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	6.00%	11/2025	—	(132)	(72)	0.0%
Filtration Group Corporation(6)(21)	First lien senior secured loan	SR +	4.25%	10/2028	21,780	21,590	21,832	0.2%
Gloves Buyer, Inc. (dba Protective Industrial Products)(6)	First lien senior secured loan	SR +	4.00%	12/2027	18,540	18,274	18,540	0.2%
Gloves Buyer, Inc. (dba Protective Industrial Products)(6)	Second lien senior secured loan	SR +	8.25%	12/2028	11,728	11,497	11,699	0.1%
Helix Acquisition Holdings, Inc. (dba MW Industries)(7)	First lien senior secured loan	SR +	7.00%	03/2030	61,484	59,818	60,254	0.6%
Ideal Tridon Holdings, Inc.(6)(16)(17)	First lien senior secured revolving loan	SR +	6.75%	04/2028	—	(208)	(151)	0.0%
Ideal Tridon Holdings, Inc.(6)	First lien senior secured loan	SR +	6.75%	04/2028	91,542	89,219	89,940	0.9%
MHE Intermediate Holdings, LLC (dba OnPoint Group)(7)	First lien senior secured loan	SR +	6.00%	07/2027	68,257	67,819	68,257	0.7%
MHE Intermediate Holdings, LLC (dba OnPoint Group)(7)	First lien senior secured loan	SR +	6.25%	07/2027	7,147	7,043	7,147	0.1%
MHE Intermediate Holdings, LLC (dba OnPoint Group)(7)(16)(17)	First lien senior secured revolving loan	SR +	6.00%	07/2027	—	(20)	—	0.0%
Pro Mach Group, Inc.(6)(21)	First lien senior secured loan	SR +	3.75%	08/2028	30,319	30,319	30,410	0.3%
Sonny's Enterprises, LLC(7)	First lien senior secured loan	SR +	6.75%	08/2028	129,906	128,216	129,906	1.3%
Sonny's Enterprises, LLC(7)(16)(17)	First lien senior secured revolving loan	SR +	6.75%	08/2027	—	(297)	—	0.0%
Sonny's Enterprises, LLC(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	6.75%	11/2024	16,599	16,270	16,599	0.2%
						733,434	740,368	7.4%
Pharmaceuticals
BridgeBio Pharma, Inc.(7)(22)	First lien senior secured loan	SR +	6.75%	01/2029	135,000	$134,804	$133,650	1.3%
						134,804	133,650	1.3%
Professional services
Apex Group Treasury, LLC(7)(22)	First lien senior secured loan	SR +	5.00%	07/2028	124,184	$121,132	$124,184	1.2%
Apex Group Treasury, LLC(14)(22)	Second lien senior secured loan	P +	5.75%	07/2029	11,618	11,467	11,560	0.1%
Apex Service Partners, LLC(7)	First lien senior secured loan	SR +	7.00% (2.00% PIK)	10/2030	97,184	94,875	94,998	0.9%
Apex Service Partners, LLC(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	7.00% (2.00% PIK)	10/2025	12,678	12,255	12,289	0.1%
Apex Service Partners, LLC(7)(16)	First lien senior secured revolving loan	SR +	6.50%	10/2029	2,924	2,746	2,751	0.0%
Certinia, Inc.(7)	First lien senior secured loan	SR +	7.25%	08/2029	33,088	32,480	32,592	0.3%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
Certinia, Inc.(7)(16)(17)	First lien senior secured revolving loan	SR +	7.25%	08/2029	—	(79)	(66)	0.0%
Corporation Service Company(6)(21)	First lien senior secured loan	SR +	2.75%	11/2029	2,384	2,384	2,387	0.0%
EM Midco2 Ltd. (dba Element Materials Technology)(7)(20)(21)(22)	First lien senior secured loan	SR +	4.25%	06/2029	27,598	27,572	27,587	0.3%
EP Purchaser, LLC(7)(21)	First lien senior secured loan	SR +	4.50%	11/2028	24,750	23,879	24,535	0.2%
Gerson Lehrman Group, Inc.(7)	First lien senior secured loan	SR +	5.25%	12/2027	166,014	164,603	164,536	1.6%
Gerson Lehrman Group, Inc.(7)(16)(17)	First lien senior secured revolving loan	SR +	5.25%	12/2027	—	(71)	(75)	0.0%
Guidehouse Inc.(6)	First lien senior secured loan	SR +	5.75% (2.00% PIK)	12/2030	106,543	106,543	106,277	1.0%
Omnia Partners, LLC(7)(21)	First lien senior secured loan	SR +	3.75%	07/2030	2,993	2,993	3,004	0.0%
Relativity ODA LLC(6)	First lien senior secured loan	SR +	6.50%	05/2027	5,094	5,056	5,094	0.1%
Relativity ODA LLC(6)(16)(17)	First lien senior secured revolving loan	SR +	6.50%	05/2027	—	(3)	—	0.0%
Sensor Technology Topco, Inc. (dba Humanetics)(7)	First lien senior secured loan	SR +	7.00% (2.00% PIK)	05/2026	234,302	233,026	234,302	2.3%
Sensor Technology Topco, Inc. (dba Humanetics)(6)(16)	First lien senior secured revolving loan	SR +	6.50%	05/2026	11,942	11,833	11,942	0.1%
Sensor Technology Topco, Inc. (dba Humanetics)(11)	First lien senior secured EUR term loan	E +	7.25% (2.25% PIK)	05/2026	€42,259	45,655	45,640	0.4%
Sovos Compliance, LLC(6)(21)	First lien senior secured loan	SR +	4.50%	08/2028	28,970	28,537	28,677	0.3%
Thevelia (US) LLC (dba Tricor)(7)(21)(22)	First lien senior secured loan	SR +	3.75%	06/2029	12,968	12,968	12,975	0.1%
Vistage Worldwide, Inc.(7)(21)	First lien senior secured loan	SR +	4.75%	07/2029	30,070	29,835	29,995	0.3%
						969,686	975,184	9.3%
Specialty retail
Galls, LLC(7)	First lien senior secured loan	SR +	6.50% (1.50% PIK)	03/2030	117,435	$115,684	$115,568	1.1%
Galls, LLC(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	6.50% (1.50% PIK)	03/2026	—	(243)	(245)	0.0%
Galls, LLC(7)(16)	First lien senior secured revolving loan	SR +	6.50% (1.50% PIK)	03/2030	2,355	2,121	2,067	0.0%
Ideal Image Development, LLC(9)	First lien senior secured loan	SR +	6.50%	02/2029	2,195	2,173	2,173	0.0%
Ideal Image Development, LLC(9)(16)	First lien senior secured revolving loan	SR +	6.50%	02/2029	366	366	359	0.0%
Milan Laser Holdings LLC(7)	First lien senior secured loan	SR +	5.00%	04/2027	20,165	20,051	20,165	0.2%
Milan Laser Holdings LLC(7)(16)(17)	First lien senior secured revolving loan	SR +	5.00%	04/2026	—	(14)	—	0.0%
Notorious Topco, LLC (dba Beauty Industry Group)(7)	First lien senior secured loan	SR +	6.75%	11/2027	221,735	219,378	208,985	2.1%
Notorious Topco, LLC (dba Beauty Industry Group)(7)	First lien senior secured delayed draw term loan	SR +	6.75%	11/2027	5,189	5,137	4,891	0.0%
Notorious Topco, LLC (dba Beauty Industry Group)(7)(16)	First lien senior secured revolving loan	SR +	6.75%	05/2027	1,761	1,715	1,457	0.0%
The Shade Store, LLC(7)	First lien senior secured loan	SR +	6.00%	10/2029	66,648	66,104	65,815	0.6%
The Shade Store, LLC(7)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	7.00%	03/2026	—	(65)	—	0.0%
The Shade Store, LLC(7)(16)	First lien senior secured revolving loan	SR +	6.00%	10/2028	2,045	2,002	1,960	0.0%
						434,409	423,195	4.0%
Telecommunications
CCI BUYER, INC. (dba Consumer Cellular)(7)(21)	First lien senior secured loan	SR +	4.00%	12/2027	39,897	$39,606	$39,642	0.4%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
EOS U.S. Finco LLC(7)(21)(22)	First lien senior secured loan	SR +	6.00%	10/2029	67,467	64,173	55,053	0.5%
EOS U.S. Finco LLC(7)(16)(17)(18)(21)(22)	First lien senior secured delayed draw term loan	SR +	6.00%	05/2026	280	53	(1,335)	0.0%
Level 3 Financing, Inc.(7)(21)(22)	First lien senior secured loan	SR +	1.75%	03/2027	20,733	20,397	20,544	0.2%
Level 3 Financing, Inc.(7)(22)	First lien senior secured loan	SR +	6.56%	04/2029	1,954	1,954	1,954	0.0%
Level 3 Financing, Inc.(7)(22)	First lien senior secured loan	SR +	6.56%	04/2030	1,954	1,954	1,954	0.0%
Park Place Technologies, LLC(6)	First lien senior secured loan	SR +	5.25%	03/2031	86,393	85,531	85,529	0.8%
Park Place Technologies, LLC(6)(16)(17)(18)	First lien senior secured delayed draw term loan	SR +	5.25%	09/2025	—	(67)	(67)	0.0%
Park Place Technologies, LLC(6)(16)(17)	First lien senior secured revolving loan	SR +	5.25%	03/2030	—	(101)	(101)	0.0%
PPT Holdings III, LLC (dba Park Place Technologies)(15)	First lien senior secured loan		12.75% PIK	03/2034	27,500	26,813	26,813	0.3%
						240,313	229,986	2.2%
Transportation
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)	First lien senior secured loan	SR +	6.25%	05/2030	96,156	$95,282	$96,156	0.9%
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)	First lien senior secured loan	SR +	5.50%	05/2030	9,828	9,781	9,804	0.1%
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)	First lien senior secured delayed draw term loan	SR +	6.25%	05/2030	14,569	14,369	14,569	0.1%
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)(16)(18)	First lien senior secured delayed draw term loan	SR +	5.50%	11/2025	19,706	19,499	19,657	0.2%
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)(16)	First lien senior secured revolving loan	SR +	6.25%	05/2029	1,558	1,459	1,558	0.0%
Motus Group, LLC(7)	Second lien senior secured loan	SR +	6.50%	12/2029	10,000	9,922	9,900	0.1%
						150,312	151,644	1.4%
Total non-controlled/non-affiliated portfolio company debt investments						$17,298,654	$17,323,211	167.0%
Equity Investments
Asset based lending and fund finance
Amergin Asset Management, LLC(22)(23)(25)	Class A Units		N/A	N/A	50,000,000	$—	$1	0.0%
						—	1	0.0%
Automotive
CD&R Value Building Partners I, L.P. (dba Belron)(22)(23)(25)(32)	LP Interest		N/A	N/A	33,061	$32,911	$41,090	0.4%
Metis HoldCo, Inc. (dba Mavis Tire Express Services)(15)(23)	Series A Convertible Preferred Stock		7.00% PIK	N/A	10,769	12,922	13,177	0.1%
						45,833	54,267	0.5%
Buildings and real estate
Associations Finance, Inc.(15)(23)	Preferred Stock		13.50% PIK	N/A	250,000,000	$293,751	$297,261	2.9%
Dodge Construction Network Holdings, L.P.(7)(23)	Series A Preferred Units	SR +	8.25%	N/A	—	3	2	0.0%
Dodge Construction Network Holdings, L.P.(23)(25)	Class A-2 Common Units		N/A	N/A	143,963	123	98	0.0%
						293,877	297,361	2.9%
Business services
Denali Holding, LP (dba Summit Companies)(23)(25)	Class A Units		N/A	N/A	686,513	$7,076	$11,131	0.1%
Hercules Buyer, LLC (dba The Vincit Group)(23)(25)(27)	Common Units		N/A	N/A	10	10	11	0.0%
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)(8)(23)	Perpetual Preferred Stock	SR +	10.75% PIK	N/A	53,600	62,692	63,630	0.6%
						69,778	74,772	0.7%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest	Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
Consumer products
ASP Conair Holdings LP(23)(25)	Class A Units	N/A	N/A	9,286	$929	$918	0.0%
					929	918	0.0%
Financial services
Vestwell Holdings, Inc.(23)(25)	Series D Preferred Stock	N/A	N/A	50,726	$1,000	$1,000	0.0%
					1,000	1,000	0.0%
Food and beverage
Hissho Sushi Holdings, LLC(23)(25)	Class A Units	N/A	N/A	941,780	$9,418	$13,050	0.1%
					9,418	13,050	0.1%
Healthcare equipment and services
Maia Aggregator, LP(23)(25)	Class A-2 Units	N/A	N/A	12,921,348	$12,921	$12,990	0.1%
KPCI Holdings, L.P.(23)(25)	Class A Units	N/A	N/A	1,781	2,313	3,007	0.0%
Patriot Holdings SCSp (dba Corza Health, Inc.)(15)(22)(23)	Class A Units	8.00% PIK	N/A	13,517	1,278	1,278	0.0%
Patriot Holdings SCSp (dba Corza Health, Inc.)(22)(23)(25)	Class B Units	N/A	N/A	982	164	238	0.0%
Rhea Acquisition Holdings, LP(23)(25)	Series A-2 Units	N/A	N/A	11,964,286	11,964	16,154	0.2%
					28,640	33,667	0.3%
Healthcare providers and services
KOBHG Holdings, L.P. (dba OB Hospitalist)(23)(25)	Class A Interests	N/A	N/A	3,520	$3,520	$3,104	0.0%
KWOL Acquisition Inc. (dba Worldwide Clinical Trials)(23)(25)	Class A Interest	N/A	N/A	1,205	12,049	12,047	0.1%
Romulus Intermediate Holdings 1 Inc. (dba PetVet Care Centers)(15)(23)	Series A Preferred Stock	15.00% PIK	N/A	28,403,207	27,885	27,835	0.3%
XOMA Corporation(23)(25)	Warrants	N/A	N/A	54,000	369	615	0.0%
					43,823	43,601	0.4%
Healthcare technology
Minerva Holdco, Inc.(15)(23)	Series A Preferred Stock	10.75% PIK	N/A	100,000	$120,827	$117,239	1.2%
BEHP Co-Investor II, L.P.(22)(23)(25)	LP Interest	N/A	N/A	1,269,969	1,266	1,278	0.0%
Orange Blossom Parent, Inc.(23)(25)	Common Equity	N/A	N/A	16,667	1,667	1,664	0.0%
WP Irving Co-Invest, L.P.(22)(23)(25)	Partnership Units	N/A	N/A	1,250,000	1,251	1,258	0.0%
					125,011	121,439	1.2%
Household products
Evology, LLC(23)(25)	Class B Units	N/A	N/A	316	$1,512	$1,446	0.0%
Walker Edison Holdco LLC(23)(25)	Common Equity	N/A	N/A	29,167	2,818	122	0.0%
					4,330	1,568	0.0%
Human resource support services
Gloves Holdings, LP (dba Protective Industrial Products)(23)(25)	LP Interest	N/A	N/A	1,000	$100	$118	0.0%
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand)(15)(23)	Series A Preferred Stock	10.50% PIK	N/A	12,750	15,753	14,521	0.1%
					15,853	14,639	0.1%
Insurance
Accelerate Topco Holdings, LLC(23)(25)	Common Units	N/A	N/A	91,805	$2,535	$3,116	0.0%
Evolution Parent, LP (dba SIAA)(23)(25)	LP Interest	N/A	N/A	2,703	270	307	0.0%
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway)(23)(25)	LP Interest	N/A	N/A	421	426	408	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
Hockey Parent Holdings, L.P.(23)(25)	Class A Units		N/A	N/A	25,000	25,000	25,000	0.2%
PCF Holdco, LLC (dba PCF Insurance Services)(15)(23)	Series A Preferred Units		15.00% PIK	N/A	19,423	16,027	17,074	0.2%
PCF Holdco, LLC (dba PCF Insurance Services)(23)(25)	Class A Unit Warrants		N/A	N/A	1,503,286	5,129	4,722	0.0%
PCF Holdco, LLC (dba PCF Insurance Services)(23)(25)	Class A Units		N/A	N/A	6,047,390	15,336	26,657	0.3%
						64,723	77,284	0.7%
Internet software and services
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi)(23)(25)	Common Units		N/A	N/A	1,729,439	$1,729	$1,886	0.0%
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC)(22)(23)(25)	LP Interest		N/A	N/A	989,292	989	1,068	0.0%
Elliott Alto Co-Investor Aggregator L.P.(22)(23)(25)	LP Interest		N/A	N/A	6,530	6,572	7,023	0.1%
Picard Holdco, Inc.(7)(23)	Series A Preferred Stock	SR +	12.00% PIK	N/A	44,040	46,572	50,796	0.5%
MessageBird Holding B.V.(22)(23)(25)	Extended Series C Warrants		N/A	N/A	7,980	49	10	0.0%
Project Alpine Co-Invest Fund, LP(22)(23)(25)	LP Interest		N/A	N/A	17,000,000	17,010	20,089	0.2%
Thunder Topco L.P. (dba Vector Solutions)(23)(25)	Common Units		N/A	N/A	712,884	713	770	0.0%
WMC Bidco, Inc. (dba West Monroe)(15)(23)	Senior Preferred Stock		11.25% PIK	N/A	33,385	43,035	40,957	0.4%
Project Hotel California Co-Invest Fund, L.P.(22)(23)(25)	LP Interest		N/A	N/A	3,522	3,525	4,046	0.0%
BCTO WIW Holdings, Inc. (dba When I Work)(23)(25)	Class A Common Stock		N/A	N/A	57,000	5,700	4,154	0.0%
Zoro TopCo, Inc. (dba Zendesk, Inc.)(15)(23)	Series A Preferred Stock		12.50% PIK	N/A	16,562	18,457	18,899	0.2%
Zoro TopCo, L.P. (dba Zendesk, Inc.)(23)(25)	Class A Common Units		N/A	N/A	1,380,129	13,801	15,027	0.1%
						158,152	164,725	1.5%
Specialty retail
Ideal Topco, L.P.(23)(25)	Class A-1 Preferred Units		N/A	N/A	3,658,537	$3,659	$3,659	0.0%
Ideal Topco, L.P.(23)(25)	Class A-2 Common Units		N/A	N/A	3,109,756	—	—	0.0%
						3,659	3,659	0.0%
Total non-controlled/non-affiliated portfolio company equity investments						$865,026	$901,951	8.4%
Total non-controlled/non-affiliated portfolio company investments						$18,163,680	$18,225,162	175.4%

Non-controlled/affiliated portfolio company investments
Equity Investments
Pharmaceuticals
LSI Financing 1 DAC(16)(18)(22)(23)(29)	Preferred equity		N/A	N/A	70,106,000	$70,177	$77,556	0.8%
						70,177	77,556	0.8%
Total non-controlled/affiliated portfolio company equity investments						$70,177	$77,556	0.8%

Controlled/affiliated portfolio company investments
Debt Investments
Asset based lending and fund finance

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest	Maturity Date	Par/Units	Amortized Cost(4)(24)	Fair Value	Percentage of Net Assets
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(15)(22)(30)	First lien senior secured loan	12.00% PIK	07/2030	39,720	$39,720	$39,720	0.4%
AAM Series 2.1 Aviation Feeder, LLC(15)(22)(30)	First lien senior secured loan	12.00% PIK	11/2030	46,515	46,515	46,515	0.5%
					86,235	86,235	0.9%
Total controlled/affiliated portfolio company debt investments					$86,235	$86,235	0.9%
Equity Investments
Asset based lending and fund finance
AAM Series 2.1 Aviation Feeder, LLC(22)(23)(25)(30)	LLC Interest	N/A	N/A	31,086	$31,125	$31,125	0.3%
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(16)(18)(22)(23)(25)(30)	LLC Interest	N/A	N/A	26,943	26,946	26,943	0.3%
					58,071	58,068	0.6%
Insurance
Fifth Season Investments LLC(23)(26)(30)	Class A Units	N/A	N/A	28	$225,853	$233,262	2.3%
					225,853	233,262	2.3%

Joint ventures
OCIC SLF LLC (fka Blue Owl Credit Income Senior Loan Fund LLC)(20)(22)(23)(30)(32)	LLC Interest	N/A	N/A	296,433	$296,433	$305,676	3.0%
					296,433	305,676	3.0%
Total controlled/affiliated portfolio company equity investments					$580,357	$597,006	5.9%
Total controlled/affiliated portfolio company investments					$666,592	$683,241	6.8%
Total Investments					$18,900,449	$18,985,959	183.0%

	Interest Rate Swaps as of March 31, 2024
	Company Receives	Company Pays	Maturity Date	Notional Amount	Fair Value	Upfront Payments/Receipts	Change in Unrealized Appreciation / (Depreciation)	Hedged Instrument	Footnote Reference
Interest rate swap(a)(b)	7.75%	SR + 3.84%	9/16/2027	$600,000	$(3,741)	$—	$(10,244)	September 2027 Notes	Note 5
Interest rate swap(a)(b)	7.95%	SR + 3.79%	5/13/2028	650,000	(89)	—	(89)	June 2028 Notes	Note 5
Interest rate swap(a)(b)	7.75%	SR + 3.65%	1/15/2029	550,000	255	—	(11,893)	January 2029 Notes	Note 5
Interest rate swap(a)(b)	6.65%	SR + 2.90%	1/15/2031	750,000	(9,528)	—	(9,528)	March 2031 Notes	Note 5
Total				$2,550,000
__________________
(a)Contains a variable rate structure. Bears interest at a rate determined by SOFR.
(b)Instrument is used in a hedge accounting relationship. The associated change in fair value is recorded along with the change in fair value of the hedging item within interest expense.
__________________
(1)Certain portfolio company investments are subject to contractual restrictions on sales.
(2)Unless otherwise indicated, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.
(3)Unless otherwise indicated, all investments are considered Level 3 investments.
(4)The amortized cost represents the original cost adjusted for the amortization and accretion of premiums and discounts, as applicable, on debt investments using the effective interest method.
(5)Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)
one-, three-, six- or twelve-month SOFR), Euro Interbank Offered Rate (“EURIBOR” or “E”), Canadian Dollar Offered Rate (“CDOR” or “C”) (which can include one- or three-month CDOR), Sterling (SP) Overnight Interbank Average Rate (“SONIA” or “SA”) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate (“Prime” or “P”), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(6)The interest rate on these investments is subject to 1 month SOFR, which as of March 31, 2024 was 5.33%.
(7)The interest rate on these investments is subject to 3 month SOFR, which as of March 31, 2024 was 5.30%.
(8)The interest rate on these investments is subject to 6 month SOFR, which as of March 31, 2024 was 5.22%.
(9)The interest rate on these investments is subject to 12 month SOFR, which as of March 31, 2024 was 5.00%.
(10)The interest rate on these investments is subject to 3 month CDOR, which as of March 31, 2024 was 5.30%.
(11)The interest rate on these investments is subject to 3 month EURIBOR, which as of March 31, 2024 was 3.89%.
(12)The interest rate on these investments is subject to 6 month EURIBOR, which as of March 31, 2024 was 3.85%.
(13)The interest rate on these investments is subject to SONIA, which as of March 31, 2024 was 5.19%.
(14)The interest rate on these investments is subject to Prime, which as of March 31, 2024 was 8.50%.
(15)Investment does not contain a variable rate structure.
(16)Position or portion thereof is an unfunded loan or equity commitment. See Note 7 “Commitments and Contingencies”.
(17)The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.
(18)The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.
(19)Unless otherwise indicated, represents a co-investment made with the Company’s affiliates in accordance with the terms of exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Agreements and Related Party Transactions”.
(20)This portfolio company was not a co-investment made with the Company’s affiliates in accordance with the terms of exemptive relief that the Company received from the U.S. Securities and Exchange Commission.
(21)Level 2 Investment.
(22)This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. As of March 31, 2024, non-qualifying assets represented 12.4% of total assets as calculated in accordance with the regulatory requirements.
(23)Security acquired in transaction exempt from registration under the Securities Act of 1933, and may be deemed to be “restricted security” under the Securities Act. As of March 31, 2024, the aggregate fair value of these securities is $1.58 billion, or 15.5% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Portfolio Company	Investment	Acquisition Date
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC**	LLC Interest	July 1, 2022
AAM Series 2.1 Aviation Feeder, LLC**	LLC Interest	July 1, 2022
Accelerate Topco Holdings, LLC	Common Units	September 1, 2022
Amergin Asset Management, LLC**	Class A Units	July 1, 2022
ASP Conair Holdings LP	Class A Units	May 17, 2021
Associations Finance, Inc.	Preferred Stock	June 10, 2022
Associations Finance, Inc.	Preferred Stock	April 10, 2023
BCTO WIW Holdings, Inc. (dba When I Work)	Class A Common Stock	November 2, 2021
BEHP Co-Investor II, L.P.	LP Interest	May 6, 2022
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi)	Common Units	October 1, 2021
CD&R Value Building Partners I, L.P. (dba Belron)	LP Interest	December 2, 2021
Denali Holding LP (dba Summit Companies)	Class A Units	September 14, 2021
Dodge Construction Network Holdings, L.P.	Class A-2 Common Units	February 23, 2022
Dodge Construction Network Holdings, L.P.	Series A Preferred Units	February 23, 2022
Elliott Alto Co-Investor Aggregator L.P.	LP Interest	September 28, 2022
Evology LLC	Class B Units	January 21, 2022
Evolution Parent, LP (dba SIAA)	LP Interest	April 30, 2021
Fifth Season Investments LLC**	Class A Units	October 17, 2022
Gloves Holdings, LP (dba Protective Industrial Products)	LP Interest	December 28, 2020
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway)	LP Interest	December 16, 2021
Hercules Buyer, LLC (dba The Vincit Group)	Common Units	December 15, 2020
Hissho Sushi Holdings, LLC	Class A Units	May 17, 2022
Hockey Parent Holdings, L.P.	Class A Units	September 14, 2023
Ideal Topco, L.P.	Class A-1 Preferred Units	February 20, 2024
Ideal Topco, L.P.	Class A-2 Common Units	February 20, 2024
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC)	LP Interest	June 8, 2022
Knockout Intermediate Holdings I Inc. (dba Kaseya)	Perpetual Preferred Stock	June 22, 2022
KOBHG Holdings, L.P. (dba OB Hospitalist)	Class A Interests	September 27, 2021
KPCI Holdings, L.P.	Class A Units	November 25, 2020

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)

Portfolio Company	Investment	Acquisition Date
KWOL Acquisition Inc.	Common stock	December 12, 2023
LSI Financing 1 DAC**	Preferred equity	December 14, 2022
Maia Aggregator, LP	Class A-2 Units	February 1, 2022
MessageBird Holding B.V.	Extended Series C Warrants	May 5, 2021
Metis HoldCo, Inc. (dba Mavis Tire Express Services)	Series A Convertible Preferred Stock	May 3, 2021
Minerva Holdco, Inc.	Series A Preferred Stock	February 14, 2022
Orange Blossom Parent, Inc.	Common Equity	July 29, 2022
OCIC SLF LLC (fka Blue Owl Credit Income Senior Loan Fund LLC)*	LLC Interest	November 2, 2022
Patriot Holdings SCSp (dba Corza Health, Inc.)	Class A Units	January 29, 2021
Patriot Holdings SCSp (dba Corza Health, Inc.)	Class B Units	January 29, 2021
PCF Holdco, LLC (dba PCF Insurance Services)	Preferred equity	February 13, 2023
PCF Holdco, LLC (dba PCF Insurance Services)	Class A Units	November 1, 2021
PCF Holdco, LLC (dba PCF Insurance Services)	Class A Unit Warrants	February 13, 2023
Picard Holdco, Inc.	Series A Preferred Stock	September 29, 2022
Project Alpine Co-Invest Fund, L.P.	LP Interest	June 13, 2022
Project Hotel California Co-Invest Fund, L.P.	LP Interest	August 9, 2022
Rhea Acquisition Holdings, LP	Series A-2 Units	February 18, 2022
Romulus Intermediate Holdings 1 Inc. (dba PetVet)	Series A Preferred Stock	November 15, 2023
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand)	Series A Preferred Stock	October 14, 2021
Thunder Topco L.P. (dba Vector Solutions)	Common Units	June 30, 2021
Vestwell Holdings, Inc.	Series D Preferred Stock	December 20, 2023
Walker Edison Holdco LLC	Common Equity	March 1, 2023
WMC Bidco, Inc. (dba West Monroe)	Senior Preferred Stock	November 8, 2021
WP Irving Co-Invest, L.P.	Partnership Units	May 18, 2022
XOMA Corporation	Warrants	December 15, 2023
Zoro TopCo, Inc.	Class A Common Units	November 22, 2022
Zoro TopCo, Inc.	Series A Preferred Stock	November 22, 2022
__________________
*Refer to Note 4 “Investments - OCIC SLF LLC”, for further information.
**Refer to Note 3 “Agreements and Related Party Transactions - Controlled/Affiliated Portfolio Companies”.
(24)As of March 31, 2024, the net estimated unrealized gain on investments for U.S. federal income tax purposes was $174.2 million based on a tax cost basis of $18.81 billion. As of March 31, 2024, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $38.9 million. As of March 31, 2024, the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $213.1 million.
(25)Investment is non-income producing.
(26)Investment is not pledged as collateral under the Company’s Amended and Restated Senior Secured Revolving Credit Agreement (the “Revolving Credit Facility”, credit facilities to which certain of our subsidiaries are parties (the “SPV Asset Facilities”) and collateral loan obligation transactions (“CLOs”).
(27)We invest in this portfolio company through underlying blocker entities Hercules Blocker 1 LLC, Hercules Blocker 2 LLC, Hercules Blocker 3 LLC, Hercules Blocker 4 LLC, and Hercules Blocker 5 LLC.
(28)Unless otherwise indicated, the Company’s portfolio companies are pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility, SPV Asset Facilities and CLOs. See Note 5 “Debt”.
(29)As defined in the 1940 Act, the Company is deemed to be an “affiliated person” of this portfolio company as the Company owns more than 5% but less than 25% of the portfolio company’s voting securities or has the power to exercise control over management or policies of such portfolio company, including through a management agreement (“non-controlled affiliate”). Transactions related to investments in non-controlled affiliates for the period ended March 31, 2024 were as follows:

Company	Fair value as of December 31, 2023	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair value as of March 31, 2024	Dividend Income	Interest Income	Other Income
LSI Financing 1 DAC	$78,406	$1	$(2,194)	$1,343	$—	$77,556	$145	$—	$—
Total	$78,406	$1	$(2,194)	$1,343	$—	$77,556	$145	$—	$—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of March 31, 2024
(Amounts in thousands, except share amounts)
(Unaudited)
__________________
(a)Gross additions may include increases in the cost basis of investments resulting from new investments, amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing portfolio company into this controlled affiliated category from a different category.
(b)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.
(30)As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” and has “Control” of this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company, including through a management agreement (“controlled affiliate”). The Company’s investment in controlled affiliates for the period ended March 31, 2024 were as follows:

Company	Fair value as of December 31, 2023	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair value as of March 31, 2024	Dividend Income	Interest and PIK Income	Other Income
AAM Series 2.1 Aviation Feeder, LLC(c)	$78,476	$33	$(872)	$3	$—	$77,640	$—	$1,422	$—
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(c)	64,839	1,860	—	(36)	—	66,663	—	1,199	—
Fifth Season Investments LLC	156,794	69,044	—	7,424	—	233,262	2,804	—	—
OCIC SLF LLC (fka Blue Owl Credit Income Corp. Senior Loan Fund LLC)	273,441	35,000	—	(2,765)	—	305,676	10,788	—	—
Total	$573,550	$105,937	$(872)	$4,626	$—	$683,241	$13,592	$2,621	$—
__________________
(a)Gross additions may include increases in the cost basis of investments resulting from new investments, amounts related to PIK interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing portfolio company into this controlled affiliated category from a different category.
(b)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.
(c)In connection with its investment in AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC and AAM Series 2.1 Aviation Feeder, LLC (collectively, “Amergin AssetCo”) the Company made a minority investment in Amergin Asset Management, LLC which has entered into a Servicing Agreement with Amergin AssetCo.
(31)Investment was on non-accrual status as of March 31, 2024.
(32)Investment measured at net asset value (“NAV”).
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Non-controlled/non-affiliated portfolio company investments
Debt Investments(5)
Advertising and media
Global Music Rights, LLC(7)	First lien senior secured loan	SR +	5.50%	08/2028	82,688	$81,483	$82,688	0.9%
Global Music Rights, LLC(7)(15)(16)	First lien senior secured revolving loan	SR +	5.50%	08/2027	—	(91)	—	0.0%
Circana Group, L.P. (fka The NPD Group, L.P.)(6)	First lien senior secured loan	SR +	6.25% (2.75% PIK)	12/2028	228,310	224,505	226,027	2.5%
Circana Group, L.P. (fka The NPD Group, L.P.)(6)(15)	First lien senior secured revolving loan	SR +	5.75%	12/2027	2,568	2,359	2,425	0.0%
						308,256	311,140	3.4%
Aerospace and defense
Bleriot US Bidco, Inc.(7)(20)	First lien senior secured loan	SR +	4.00%	10/2028	11,861	$11,802	$11,898	0.1%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(6)(20)	First lien senior secured loan	SR +	4.00%	04/2026	9,055	8,963	9,073	0.1%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(6)(20)	First lien senior secured loan	SR +	4.00%	08/2028	3,881	3,842	3,888	0.0%
ManTech International Corporation(7)	First lien senior secured loan	SR +	5.75%	09/2029	14,039	13,797	13,933	0.2%
ManTech International Corporation(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	09/2024	1,190	1,152	1,181	0.0%
ManTech International Corporation(7)(15)(16)	First lien senior secured revolving loan	SR +	5.75%	09/2028	—	(28)	(14)	0.0%
Peraton Corp.(6)(20)	First lien senior secured loan	SR +	3.75%	02/2028	22,530	22,500	22,558	0.3%
Peraton Corp.(7)(20)	Second lien senior secured loan	SR +	7.75%	02/2029	4,831	4,779	4,794	0.1%
Transdigm Inc.(7)(20)	First lien senior secured loan	SR +	3.25%	02/2031	10,000	9,975	10,038	0.1%
						76,782	77,349	0.9%
Automotive
Holley Inc.(6)(20)	First lien senior secured loan	SR +	3.75%	11/2028	2,282	$2,271	$2,195	0.0%
Mavis Tire Express Services Topco Corp.(6)(20)	First lien senior secured loan	SR +	4.00%	05/2028	9,750	9,717	9,755	0.1%
OAC Holdings I Corp. (dba Omega Holdings)(6)	First lien senior secured loan	SR +	5.00%	03/2029	9,050	8,904	8,891	0.1%
OAC Holdings I Corp. (dba Omega Holdings)(6)(15)(16)	First lien senior secured revolving loan	SR +	5.00%	03/2028	—	(36)	(45)	0.0%
Power Stop, LLC(6)(19)	First lien senior secured loan	SR +	4.75%	01/2029	29,474	29,245	27,484	0.3%
Spotless Brands, LLC(7)	First lien senior secured loan	SR +	6.50%	07/2028	53,895	53,023	53,491	0.6%
Spotless Brands, LLC(6)(15)	First lien senior secured revolving loan	SR +	6.50%	07/2028	316	293	305	0.0%
						103,417	102,076	1.1%
Asset based lending and fund finance
Hg Genesis 9 Sumoco Limited(10)(21)	Unsecured facility	E +	7.00% PIK	03/2027	€128,625	$140,872	$142,086	1.6%
Hg Saturn Luchaco Limited(12)(21)	Unsecured facility	SA +	7.50% PIK	03/2026	£1,765	2,377	2,250	0.0%
						143,249	144,336	1.6%
Buildings and real estate
Associations, Inc.(7)	First lien senior secured loan	SR +	6.50% (2.50% PIK)	07/2027	130,352	$129,307	$129,700	1.5%
Associations, Inc.(7)(15)	First lien senior secured revolving loan	SR +	6.50%	07/2027	1,706	1,678	1,682	0.0%
Associations, Inc.(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.50% (2.50% PIK)	06/2024	61,030	60,609	60,722	0.7%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
CoreLogic Inc.(6)(20)	First lien senior secured loan	SR +	3.50%	06/2028	36,669	36,109	35,591	0.4%
Cushman & Wakefield U.S. Borrower, LLC(6)	First lien senior secured loan	SR +	2.75%	08/2025	1,233	1,218	1,230	0.0%
Dodge Construction Network, LLC(7)(20)	First lien senior secured loan	SR +	4.75%	02/2029	16,942	16,742	13,045	0.1%
RealPage, Inc.(6)(20)	First lien senior secured loan	SR +	3.00%	04/2028	14,059	14,046	13,931	0.2%
RealPage, Inc.(6)(20)	Second lien senior secured loan	SR +	6.50%	04/2029	27,500	27,188	27,430	0.3%
Wrench Group LLC(7)	First lien senior secured loan	SR +	4.50%	04/2026	16,915	16,655	16,915	0.2%
Wrench Group LLC(7)(20)	First lien senior secured loan	SR +	4.00%	04/2026	10,436	10,339	10,445	0.1%
						313,891	310,691	3.5%
Business services
Access CIG, LLC(7)(20)	First lien senior secured loan	SR +	5.00%	08/2028	79,800	$77,919	$79,848	0.9%
Access CIG, LLC(7)	Second lien senior secured loan	SR +	7.75%	02/2026	2,385	2,381	2,385	0.0%
Boxer Parent Company Inc. (f/k/a BMC)(6)(20)	First lien senior secured loan	SR +	4.25%	12/2028	50,000	49,500	50,290	0.6%
BrightView Landscapes, LLC(7)(20)	First lien senior secured loan	SR +	3.00%	04/2029	5,781	5,606	5,779	0.1%
Capstone Acquisition Holdings, Inc.(6)	First lien senior secured loan	SR +	4.75%	11/2027	9,898	9,835	9,874	0.1%
ConnectWise, LLC(7)(20)	First lien senior secured loan	SR +	3.50%	09/2028	29,700	29,753	29,599	0.3%
CoolSys, Inc.(7)(20)	First lien senior secured loan	SR +	4.75%	08/2028	14,650	13,665	13,631	0.2%
CoreTrust Purchasing Group LLC(6)	First lien senior secured loan	SR +	6.75%	10/2029	96,419	94,737	95,455	1.1%
CoreTrust Purchasing Group LLC(6)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.75%	09/2024	—	(58)	—	0.0%
CoreTrust Purchasing Group LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	6.75%	10/2029	—	(211)	(142)	0.0%
Denali BuyerCo, LLC (dba Summit Companies)(7)	First lien senior secured loan	SR +	5.50%	09/2028	197,744	195,299	197,249	2.3%
Denali BuyerCo, LLC (dba Summit Companies)(7)(15)(16)	First lien senior secured revolving loan	SR +	5.50%	09/2027	—	(80)	(25)	0.0%
Diamondback Acquisition, Inc. (dba Sphera)(6)	First lien senior secured loan	SR +	5.50%	09/2028	46,868	46,182	46,165	0.5%
Entertainment Benefits Group, LLC(6)	First lien senior secured loan	SR +	5.25%	09/2025	74,269	73,884	74,269	0.8%
Entertainment Benefits Group, LLC(6)(15)	First lien senior secured revolving loan	SR +	5.25%	09/2025	4,640	4,563	4,640	0.1%
Fullsteam Operations, LLC(7)	First lien senior secured loan	SR +	8.25%	11/2029	8,938	8,672	8,669	0.1%
Fullsteam Operations, LLC(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	8.25%	05/2025	851	797	796	0.0%
Fullsteam Operations, LLC(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	8.25%	11/2025	—	(18)	(19)	0.0%
Fullsteam Operations, LLC(7)(15)(16)	First lien senior secured revolving loan	SR +	8.25%	11/2029	—	(15)	(15)	0.0%
Hercules Borrower, LLC (dba The Vincit Group)(7)	First lien senior secured loan	SR +	6.25%	12/2026	800	793	798	0.0%
Hercules Borrower, LLC (dba The Vincit Group)(7)	First lien senior secured loan	SR +	5.50%	12/2026	2,171	2,157	2,154	0.0%
Hercules Borrower, LLC (dba The Vincit Group)(7)	First lien senior secured delayed draw term loan	SR +	5.50%	12/2026	12,967	12,883	12,870	0.1%
Hercules Borrower, LLC (dba The Vincit Group)(7)(15)(16)	First lien senior secured revolving loan	SR +	6.25%	12/2026	—	(1)	—	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Hercules Buyer, LLC (dba The Vincit Group)(14)(26)	Unsecured notes		0.48% PIK	12/2029	24	24	27	0.0%
Kaseya Inc.(7)	First lien senior secured loan	SR +	6.25% (2.50% PIK)	06/2029	72,330	71,136	72,150	0.8%
Kaseya Inc.(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.25% (2.50% PIK)	06/2024	267	231	266	0.0%
Kaseya Inc.(6)(15)	First lien senior secured revolving loan	SR +	5.50%	06/2029	1,097	1,030	1,087	0.0%
KPSKY Acquisition, Inc. (dba BluSky)(7)	First lien senior secured loan	SR +	5.25%	10/2028	102,224	100,721	101,202	1.1%
KPSKY Acquisition, Inc. (dba BluSky)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	11/2025	73	13	73	0.0%
Packers Holdings, LLC(6)(20)	First lien senior secured loan	SR +	3.25%	03/2028	16,575	16,480	10,368	0.1%
Ping Identity Holding Corp.(6)	First lien senior secured loan	SR +	7.00%	10/2029	21,818	21,531	21,709	0.2%
Ping Identity Holding Corp.(6)(15)(16)	First lien senior secured revolving loan	SR +	7.00%	10/2028	—	(26)	(11)	0.0%
						839,383	841,141	9.4%
Chemicals
Aruba Investments Holdings LLC (dba Angus Chemical Company)(6)(20)	First lien senior secured loan	SR +	4.00%	11/2027	13,761	$13,566	$13,547	0.2%
Aruba Investments Holdings LLC (dba Angus Chemical Company)(6)	Second lien senior secured loan	SR +	7.75%	11/2028	40,137	40,127	37,528	0.4%
Cyanco Intermediate 2 Corp.(6)(20)	First lien senior secured loan	SR +	4.75%	07/2028	21,945	21,325	21,982	0.2%
Derby Buyer LLC(6)	First lien senior secured loan	SR +	4.25%	11/2030	65,000	63,053	65,000	0.7%
Gaylord Chemical Company, L.L.C.(7)	First lien senior secured loan	SR +	6.00%	03/2027	101,473	100,804	100,965	1.1%
Gaylord Chemical Company, L.L.C.(7)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	03/2026	—	(20)	(20)	0.0%
Nouryon Finance B.V.(6)(20)(21)	First lien senior secured loan	SR +	4.00%	04/2028	2,985	2,979	2,992	0.0%
Nouryon Finance B.V.(7)(20)(21)	First lien senior secured loan	SR +	4.00%	10/2025	15,931	15,740	15,975	0.2%
Velocity HoldCo III Inc. (dba VelocityEHS)(7)	First lien senior secured loan	SR +	5.75%	04/2027	2,300	2,268	2,300	0.0%
Velocity HoldCo III Inc. (dba VelocityEHS)(7)(15)	First lien senior secured revolving loan	SR +	5.75%	04/2026	18	16	18	0.0%
						259,858	260,287	2.8%
Consumer products
ConAir Holdings LLC(6)	Second lien senior secured loan	SR +	7.50%	05/2029	32,500	$32,103	$31,444	0.4%
Foundation Consumer Brands, LLC(7)	First lien senior secured loan	SR +	6.25%	02/2027	103,408	101,900	103,408	1.1%
Lignetics Investment Corp.(7)	First lien senior secured loan	SR +	6.00%	11/2027	84,428	83,698	83,795	0.9%
Lignetics Investment Corp.(7)(15)	First lien senior secured revolving loan	SR +	6.00%	10/2026	9,559	9,478	9,473	0.1%
Olaplex, Inc.(6)(20)(21)	First lien senior secured loan	SR +	3.50%	02/2029	49,184	48,512	45,372	0.5%
SWK BUYER, Inc. (dba Stonewall Kitchen)(7)	First lien senior secured loan	SR +	5.25%	03/2029	59,074	58,151	56,859	0.6%
SWK BUYER, Inc. (dba Stonewall Kitchen)(7)(15)(16)	First lien senior secured revolving loan	SR +	5.25%	03/2029	—	(83)	(209)	0.0%
						333,759	330,142	3.6%
Containers and packaging
Arctic Holdco, LLC(7)	First lien senior secured loan	SR +	6.00%	12/2026	13,529	$13,264	$13,258	0.1%
Arctic Holdco, LLC(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	12/2024	—	(189)	(194)	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Ascend Buyer, LLC (dba PPC Flexible Packaging)(7)	First lien senior secured loan	SR +	6.40%	10/2028	49,202	48,836	49,079	0.6%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(6)(15)	First lien senior secured revolving loan	SR +	6.25%	09/2027	1,702	1,670	1,689	0.0%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(7)	First lien senior secured loan	SR +	6.40%	10/2028	30,387	29,873	30,311	0.3%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(7)	First lien senior secured loan	SR +	6.75%	09/2028	8,910	8,754	8,910	0.1%
Berlin Packaging L.L.C.(6)(20)	First lien senior secured loan	SR +	3.75%	03/2028	31,742	31,275	31,745	0.4%
BW Holding, Inc.(7)	First lien senior secured loan	SR +	4.00%	12/2028	21,728	20,926	20,207	0.2%
Charter NEX US, Inc.(6)(20)	First lien senior secured loan	SR +	3.75%	12/2027	49,580	49,167	49,749	0.6%
Five Star Lower Holding LLC(7)(20)	First lien senior secured loan	SR +	4.25%	05/2029	21,602	21,358	21,191	0.2%
Fortis Solutions Group, LLC(7)	First lien senior secured loan	SR +	5.50%	10/2028	66,960	65,950	65,453	0.7%
Fortis Solutions Group, LLC(7)(15)	First lien senior secured revolving loan	SR +	5.50%	10/2027	337	252	186	0.0%
Indigo Buyer, Inc. (dba Inovar Packaging Group)(7)	First lien senior secured loan	SR +	6.25%	05/2028	112,745	111,847	112,462	1.3%
Indigo Buyer, Inc. (dba Inovar Packaging Group)(7)(15)	First lien senior secured revolving loan	SR +	6.25%	05/2028	5,080	4,987	5,048	0.1%
OneDigital Borrower LLC(7)(20)	First lien senior secured loan	SR +	4.25%	11/2027	7,481	7,427	7,467	0.1%
Pregis Topco LLC(6)(19)(20)	First lien senior secured loan	SR +	3.75%	07/2026	6,915	6,775	6,925	0.1%
Pregis Topco LLC(6)	Second lien senior secured loan	SR +	6.75%	08/2029	30,000	30,000	30,000	0.3%
Pregis Topco LLC(6)	Second lien senior secured loan	SR +	7.75%	08/2029	2,500	2,500	2,500	0.0%
ProAmpac PG Borrower LLC(7)(20)	First lien senior secured loan	SR +	4.50%	11/2028	35,000	34,790	35,011	0.4%
Ring Container Technologies Group, LLC(6)(20)	First lien senior secured loan	SR +	3.50%	08/2028	16,086	16,046	16,110	0.2%
Tricorbraun Holdings, Inc.(6)(20)	First lien senior secured loan	SR +	3.25%	03/2028	32,524	31,835	32,290	0.4%
						537,343	539,397	6.1%
Distribution
ABB/Con-cise Optical Group LLC(7)	First lien senior secured loan	SR +	7.50%	02/2028	33,306	$32,929	$32,057	0.4%
Aramsco, Inc.(7)(20)	First lien senior secured loan	SR +	4.75%	10/2030	44,703	43,814	44,609	0.5%
Aramsco, Inc.(7)(15)(16)(17)(20)	First lien senior secured delayed draw term loan	SR +	4.75%	10/2025	—	—	(16)	0.0%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(6)(20)	First lien senior secured loan	SR +	4.75%	12/2028	54,717	54,219	54,816	0.6%
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC)(7)	First lien senior secured loan	SR +	6.00%	10/2029	164,103	162,498	162,380	1.8%
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	10/2025	4,431	4,300	4,378	0.0%
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC)(7)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	10/2029	—	(135)	(146)	0.0%
Dealer Tire, LLC(6)(20)	First lien senior secured loan	SR +	4.50%	12/2027	4,998	5,003	5,007	0.1%
Dealer Tire, LLC(14)(19)(20)	Unsecured notes		8.00%	02/2028	56,120	55,121	55,643	0.6%
Endries Acquisition, Inc.(7)	First lien senior secured loan	SR +	5.25%	12/2028	84,122	83,495	83,491	0.9%
Endries Acquisition, Inc.(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.25%	06/2024	—	(156)	(157)	0.0%
Endries Acquisition, Inc.(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.25%	12/2025	—	(60)	(60)	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Formerra, LLC(7)	First lien senior secured loan	SR +	7.25%	11/2028	5,211	5,065	5,132	0.1%
Formerra, LLC(7)	First lien senior secured delayed draw term loan	SR +	7.25%	11/2028	210	204	206	0.0%
Formerra, LLC(7)(15)(16)	First lien senior secured revolving loan	SR +	7.25%	11/2028	—	(14)	(8)	0.0%
SRS Distribution, Inc.(6)(20)	First lien senior secured loan	SR +	3.50%	06/2028	23,895	23,694	23,896	0.3%
White Cap Supply Holdings, LLC(6)(20)	First lien senior secured loan	SR +	3.75%	10/2027	26,428	26,033	26,473	0.3%
						496,010	497,701	5.6%
Education
Community Brands ParentCo, LLC(6)	First lien senior secured loan	SR +	5.50%	02/2028	31,317	$30,855	$31,004	0.3%
Community Brands ParentCo, LLC(6)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.50%	02/2024	—	(26)	—	0.0%
Community Brands ParentCo, LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	5.50%	02/2028	—	(26)	(19)	0.0%
Learning Care Group (US) No. 2 Inc.(7)(20)	First lien senior secured loan	SR +	4.75%	08/2028	22,444	22,107	22,545	0.3%
Severin Acquisition, LLC (dba Powerschool)(7)(20)	First lien senior secured loan	SR +	3.25%	08/2025	14,742	14,672	14,788	0.2%
Sophia, L.P.(6)(20)	First lien senior secured loan	SR +	4.25%	10/2027	14,961	14,851	14,926	0.2%
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(7)(20)	First lien senior secured loan	SR +	4.50%	10/2030	15,337	15,172	15,373	0.2%
Pluralsight, LLC(7)	First lien senior secured loan	SR +	8.00%	04/2027	6,255	6,214	6,051	0.1%
Pluralsight, LLC(7)(15)	First lien senior secured revolving loan	SR +	8.00%	04/2027	305	303	292	0.0%
Renaissance Learning, Inc.(6)(20)	First lien senior secured loan	SR +	4.75%	04/2030	23,940	23,425	23,997	0.3%
						127,547	128,957	1.6%
Energy equipment and services
Pike Corp.(6)(20)	First lien senior secured loan	SR +	3.00%	01/2028	5,991	$5,978	$6,004	0.1%
						5,978	6,004	0.1%
Financial services
Acuris Finance US, Inc. (ION Analytics) (7)(20)	First lien senior secured loan	SR +	4.00%	02/2028	10,500	$10,441	$10,477	0.1%
Boost Newco Borrower, LLC (dba WorldPay)(7)(20)(21)	First lien senior secured loan	SR +	3.00%	09/2030	25,000	24,875	25,095	0.3%
BTRS Holdings Inc. (dba Billtrust)(7)	First lien senior secured loan	SR +	8.00%	12/2028	10,850	10,565	10,688	0.1%
BTRS Holdings Inc. (dba Billtrust)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	8.00%	12/2024	449	449	436	0.0%
BTRS Holdings Inc. (dba Billtrust)(7)(15)	First lien senior secured revolving loan	SR +	7.25%	12/2028	289	261	272	0.0%
Citco Funding LLC(7)(20)(21)	First lien senior secured loan	SR +	3.25%	04/2028	14,963	14,888	15,000	0.2%
Computer Services, Inc. (dba CSI)(7)	First lien senior secured loan	SR +	6.75%	11/2029	30,271	29,734	30,271	0.3%
Computer Services, Inc. (dba CSI)(7)	First lien senior secured loan	SR +	6.00%	11/2029	5,095	5,045	5,044	0.1%
Deerfield Dakota Holdings(7)(20)	First lien senior secured loan	SR +	3.75%	04/2027	22,972	22,561	22,724	0.3%
Finastra USA, Inc.(8)(21)	First lien senior secured loan	SR +	7.25%	09/2029	164,763	163,150	163,116	1.8%
Finastra USA, Inc.(6)(15)(21)	First lien senior secured revolving loan	SR +	7.25%	09/2029	4,524	4,353	4,353	0.0%
Helios Software Holdings, Inc.(7)(20)(21)	First lien senior secured loan	SR +	4.25%	07/2030	5,611	5,424	5,597	0.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
KRIV Acquisition Inc. (dba Riveron)(7)	First lien senior secured loan	SR +	6.25%	07/2029	81,295	78,997	79,060	0.9%
KRIV Acquisition Inc. (dba Riveron)(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.25%	07/2025	—	(167)	(152)	0.0%
KRIV Acquisition Inc. (dba Riveron)(7)(15)(16)	First lien senior secured revolving loan	SR +	6.25%	07/2029	—	(302)	(301)	0.0%
NMI Acquisitionco, Inc. (dba Network Merchants)(6)	First lien senior secured loan	SR +	5.75%	09/2025	12,304	12,225	12,242	0.1%
NMI Acquisitionco, Inc. (dba Network Merchants)(6)(15)(16)	First lien senior secured revolving loan	SR +	5.75%	09/2025	—	(4)	(3)	0.0%
Saphilux S.a.r.L (dba IQ EQ)(8)(20)(21)	First lien senior secured loan	SR +	4.75%	07/2028	22,500	22,165	22,514	0.3%
Smarsh Inc.(7)	First lien senior secured loan	SR +	5.75%	02/2029	83,048	82,388	82,840	0.9%
Smarsh Inc.(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	02/2024	10,381	10,219	10,355	0.1%
Smarsh Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	5.75%	02/2029	—	(6)	(2)	0.0%
USI, Inc.(7)(20)	First lien senior secured loan	SR +	3.25%	09/2030	14,963	14,925	14,967	0.2%
						512,186	514,593	5.8%
Food and beverage
Balrog Acquisition, Inc. (dba Bakemark)(6)(20)	First lien senior secured loan	SR +	4.00%	09/2028	13,720	$13,617	$13,484	0.2%
Balrog Acquisition, Inc. (dba BakeMark)(6)	Second lien senior secured loan	SR +	7.00%	09/2029	6,000	5,960	5,925	0.1%
Blast Bidco Inc.(7)	First lien senior secured loan	SR +	6.00%	10/2030	35,821	34,946	34,925	0.4%
Blast Bidco Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	10/2029	—	(100)	(104)	0.0%
Dessert Holdings(6)	First lien senior secured loan	SR +	4.00%	06/2028	19,599	19,526	17,639	0.2%
Hissho Sushi Merger Sub, LLC(7)	First lien senior secured loan	SR +	5.50%	05/2028	111,981	111,105	111,981	1.3%
Hissho Sushi Merger Sub, LLC(7)(15)(16)	First lien senior secured revolving loan	SR +	5.50%	05/2028	—	(64)	—	0.0%
Innovation Ventures HoldCo, LLC (dba 5 Hour Energy)(6)	First lien senior secured loan	SR +	6.25%	03/2027	275,000	271,486	271,564	3.0%
KBP Brands, LLC(7)	First lien senior secured loan	SR +	6.50% (1.00% PIK)	05/2027	14,700	14,571	14,443	0.2%
KBP Brands, LLC(7)	First lien senior secured delayed draw term loan	SR +	6.50% (1.00% PIK)	05/2027	33,687	33,413	33,097	0.4%
Naked Juice LLC (dba Tropicana)(7)(20)	First lien senior secured loan	SR +	3.25%	01/2029	14,158	14,137	13,661	0.2%
Ole Smoky Distillery, LLC(6)	First lien senior secured loan	SR +	5.50%	03/2028	30,477	29,995	30,020	0.4%
Ole Smoky Distillery, LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	5.25%	03/2028	—	(47)	(50)	0.0%
Pegasus BidCo B.V.(7)(20)	First lien senior secured loan	SR +	4.25%	07/2029	10,395	10,307	10,386	0.1%
Rushmore Investment III LLC (dba Winland Foods)(6)	First lien senior secured loan	SR +	6.00%	10/2030	317,200	312,216	312,125	3.5%
Shearer's Foods, LLC(6)(20)	First lien senior secured loan	SR +	3.50%	09/2027	39,163	39,162	39,179	0.4%
Sovos Brands Intermediate, Inc.(7)(20)	First lien senior secured loan	SR +	3.50%	06/2028	10,145	10,138	10,173	0.1%
Ultimate Baked Goods Midco, LLC(6)	First lien senior secured loan	SR +	6.25%	08/2027	16,170	15,901	16,170	0.2%
Ultimate Baked Goods Midco, LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	6.25%	08/2027	—	(30)	—	0.0%
						936,239	934,618	10.7%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Healthcare equipment and services
Bamboo US BidCo LLC(7)	First lien senior secured loan	SR +	6.00%	09/2030	96,615	$93,788	$93,717	1.1%
Bamboo US BidCo LLC(10)	First lien senior secured EUR term loan	E +	6.00%	09/2030	€60,112	61,996	64,411	0.7%
Bamboo US BidCo LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	10/2029	—	(578)	(604)	0.0%
Bamboo US BidCo LLC(6)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	03/2025	1,037	803	795	0.0%
Canadian Hospital Specialties Ltd.(9)(21)	First lien senior secured CAD term loan	C +	4.50%	04/2028	$4,883	3,860	3,611	0.0%
Canadian Hospital Specialties Ltd.(9)(15)(21)	First lien senior secured CAD revolving loan	C +	4.50%	04/2027	$494	393	364	0.0%
Confluent Medical Technologies, Inc.(7)	First lien senior secured loan	SR +	3.75%	02/2029	24,724	24,627	24,600	0.3%
Confluent Medical Technologies, Inc.(7)	Second lien senior secured loan	SR +	6.50%	02/2030	46,000	45,236	45,655	0.5%
Dermatology Intermediate Holdings III, Inc.(7)(20)	First lien senior secured loan	SR +	4.25%	03/2029	15,443	15,176	14,898	0.2%
CSC MKG Topco LLC (dba Medical Knowledge Group)(6)	First lien senior secured loan	SR +	5.75%	02/2029	99,783	98,182	98,286	1.1%
Medline Borrower, LP(6)(20)	First lien senior secured loan	SR +	3.00%	10/2028	24,563	24,474	24,663	0.3%
Medline Borrower, LP(6)(15)(16)	First lien senior secured revolving loan	SR +	3.00%	10/2026	—	(25)	(20)	0.0%
Natus Medical, Inc.(7)	First lien senior secured loan	SR +	5.50%	07/2029	495	466	460	0.0%
Packaging Coordinators Midco, Inc.(7)(20)	First lien senior secured loan	SR +	3.50%	11/2027	4,713	4,643	4,711	0.1%
Packaging Coordinators Midco, Inc.(6)	Second lien senior secured loan	SR +	7.00%	12/2029	53,918	52,546	53,784	0.6%
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(6)(21)	First lien senior secured loan	SR +	6.75%	01/2028	50,388	49,833	50,262	0.6%
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(7)(15)(21)	First lien senior secured revolving loan	SR +	6.75%	01/2026	19	18	19	0.0%
PERKINELMER U.S. LLC(6)	First lien senior secured loan	SR +	6.75%	03/2029	77,704	76,302	77,704	0.9%
PERKINELMER U.S. LLC(6)	First lien senior secured loan	SR +	5.75%	03/2029	35,208	34,856	34,856	0.4%
Resonetics, LLC(7)	First lien senior secured loan	SR +	6.00%	04/2028	55,357	53,768	55,357	0.6%
Resonetics, LLC(7)(20)	First lien senior secured loan	SR +	4.00%	04/2028	15,434	15,342	15,419	0.2%
Rhea Parent, Inc.(7)	First lien senior secured loan	SR +	5.50%	02/2029	76,601	75,389	76,218	0.9%
Zest Acquisition Corp.(6)(19)	First lien senior secured loan	SR +	5.50%	02/2028	19,734	19,111	19,241	0.2%
						750,206	758,407	8.7%
Healthcare providers and services
Allied Benefit Systems Intermediate LLC(7)	First lien senior secured loan	SR +	5.25%	10/2030	17,753	$17,491	$17,486	0.2%
Allied Benefit Systems Intermediate LLC(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.25%	10/2025	—	(24)	(24)	0.0%
BELMONT BUYER, INC. (dba Valenz)(8)	First lien senior secured loan	SR +	6.50%	06/2029	56,019	54,970	55,459	0.6%
BELMONT BUYER, INC. (dba Valenz)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.50%	12/2024	5,293	5,127	5,240	0.1%
BELMONT BUYER, INC. (dba Valenz)(7)(15)(16)	First lien senior secured revolving loan	SR +	6.50%	06/2029	—	(121)	(66)	0.0%
Covetrus, Inc.(7)(20)	First lien senior secured loan	SR +	5.00%	10/2029	10,411	9,913	10,392	0.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Covetrus, Inc.(7)	Second lien senior secured loan	SR +	9.25%	10/2030	160,000	157,033	159,600	1.8%
Diagnostic Services Holdings, Inc. (dba Rayus Radiology)(6)	First lien senior secured loan	SR +	5.50%	03/2025	119,913	119,913	119,613	1.3%
Ex Vivo Parent Inc. (dba OB Hospitalist)(6)	First lien senior secured loan	SR +	9.75% PIK	09/2028	36,208	35,742	35,484	0.4%
Engage Debtco Limited(7)(21)	First lien senior secured loan	SR +	5.75% (2.25% PIK)	07/2029	91,899	89,807	90,597	1.0%
Engage Debtco Limited(7)(21)	First lien senior secured delayed draw term loan	SR +	5.75% (2.25% PIK)	07/2029	19,876	19,483	19,529	0.2%
HAH Group Holding Company LLC (dba Help at Home)(6)	First lien senior secured delayed draw term loan	SR +	5.00%	10/2027	8,941	8,713	8,851	0.1%
KWOL Acquisition Inc.(8)	First lien senior secured loan	SR +	6.25%	12/2029	164,423	161,191	161,169	1.8%
KWOL Acquisition Inc.(8)(15)	First lien senior secured revolving loan	SR +	6.25%	12/2029	6,697	6,260	6,256	0.1%
MED ParentCo, LP(6)(20)	First lien senior secured loan	SR +	4.25%	08/2026	22,540	22,256	22,283	0.3%
MJH Healthcare Holdings, LLC(6)(20)	First lien senior secured loan	SR +	3.50%	01/2029	19,650	19,589	19,528	0.2%
Natural Partners, LLC(7)(21)	First lien senior secured loan	SR +	4.50%	11/2027	67,987	66,992	67,647	0.8%
Natural Partners, LLC(7)(15)(16)(21)	First lien senior secured revolving loan	SR +	4.50%	11/2027	—	(69)	(25)	0.0%
Neptune Holdings, Inc. (dba NexTech)(8)	First lien senior secured loan	SR +	6.00%	08/2030	30,882	30,135	30,110	0.3%
Neptune Holdings, Inc. (dba NexTech)(8)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	08/2029	—	(98)	(103)	0.0%
OB Hospitalist Group, Inc.(7)	First lien senior secured loan	SR +	5.50%	09/2027	60,421	59,599	59,666	0.7%
OB Hospitalist Group, Inc.(6)(15)	First lien senior secured revolving loan	SR +	5.50%	09/2027	3,091	2,991	2,991	0.0%
OneOncology LLC(7)	First lien senior secured loan	SR +	6.25%	06/2030	71,167	70,158	70,811	0.8%
OneOncology LLC(7)(15)(16)	First lien senior secured revolving loan	SR +	6.25%	06/2029	—	(194)	(71)	0.0%
OneOncology LLC(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.25%	12/2024	—	(154)	—	0.0%
Pacific BidCo Inc.(8)(21)	First lien senior secured loan	SR +	5.75% (3.20% PIK)	08/2029	163,958	160,526	162,319	1.8%
Pacific BidCo Inc.(8)(15)(16)(17)(21)	First lien senior secured delayed draw term loan	SR +	5.75%	08/2025	—	(179)	—	0.0%
PetVet Care Centers, LLC(6)	First lien senior secured loan	SR +	6.00%	11/2030	242,965	240,567	240,414	2.7%
PetVet Care Centers, LLC(6)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	11/2025	—	(156)	(16)	0.0%
PetVet Care Centers, LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	11/2029	—	(354)	(349)	0.0%
Phoenix Newco, Inc. (dba Parexel)(6)(20)	First lien senior secured loan	SR +	3.25%	11/2028	19,650	19,577	19,754	0.2%
Phoenix Newco, Inc. (dba Parexel)(6)	Second lien senior secured loan	SR +	6.50%	11/2029	140,000	138,834	140,000	1.6%
Physician Partners, LLC(7)(20)	First lien senior secured loan	SR +	4.00%	12/2028	18,312	17,885	17,259	0.2%
Physician Partners, LLC(7)	First lien senior secured loan	SR +	5.50%	12/2028	125,000	118,753	121,250	1.4%
Plasma Buyer LLC (dba Pathgroup)(7)	First lien senior secured loan	SR +	5.75%	05/2029	108,755	106,970	106,580	1.2%
Plasma Buyer LLC (dba Pathgroup)(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	05/2024	—	(219)	(286)	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Plasma Buyer LLC (dba Pathgroup)(7)(15)	First lien senior secured revolving loan	SR +	5.75%	05/2028	4,079	3,901	3,834	0.0%
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	SR +	4.50%	12/2028	24,875	23,963	24,502	0.3%
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2028	19,650	19,585	18,962	0.2%
Pediatric Associates Holding Company, LLC(6)	First lien senior secured delayed draw term loan	SR +	3.25%	12/2028	3,506	3,495	3,384	0.0%
PPV Intermediate Holdings, LLC(7)	First lien senior secured loan	SR +	5.75%	08/2029	163,397	160,593	161,354	1.8%
PPV Intermediate Holdings, LLC(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	09/2025	—	(48)	(25)	0.0%
PPV Intermediate Holdings, LLC(7)(15)(16)	First lien senior secured revolving loan	SR +	5.75%	08/2029	—	(192)	(148)	0.0%
Surgery Center Holdings, Inc.(7)(20)(21)	First lien senior secured loan	SR +	3.50%	12/2030	2,000	1,980	2,006	0.0%
TC Holdings, LLC (dba TrialCard)(7)	First lien senior secured loan	SR +	5.00%	04/2027	63,761	63,312	63,761	0.7%
TC Holdings, LLC (dba TrialCard)(7)(15)(16)	First lien senior secured revolving loan	SR +	5.00%	04/2027	—	(51)	—	0.0%
Tivity Health, Inc.(7)	First lien senior secured loan	SR +	6.00%	06/2029	150,100	146,966	148,974	1.7%
Unified Women's Healthcare, LP(6)	First lien senior secured loan	SR +	5.25%	06/2029	82,874	82,359	82,874	0.9%
Unified Women's Healthcare, LP(6)	First lien senior secured loan	SR +	5.50%	06/2029	27,600	27,397	27,600	0.3%
Unified Women's Healthcare, LP(6)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.50%	10/2025	—	(151)	—	0.0%
Unified Women's Healthcare, LP(6)(15)(16)	First lien senior secured revolving loan	SR +	5.25%	06/2029	—	(47)	—	0.0%
Quva Pharma, Inc. (6)	First lien senior secured loan	SR +	5.50%	04/2028	4,443	4,353	4,410	0.0%
Quva Pharma, Inc. (6)(15)(16)	First lien senior secured revolving loan	SR +	5.50%	04/2026	—	(6)	(3)	0.0%
Vermont Aus Pty Ltd(7)(21)	First lien senior secured loan	SR +	5.50%	03/2028	53,546	52,535	53,011	0.6%
XRL 1 LLC (f/k/a XOMA)(14)	First lien senior secured loan		9.88%	12/2038	58,500	57,262	57,184	0.6%
XRL 1 LLC (f/k/a XOMA)(14)(15)(16)(17)	First lien senior secured delayed draw term loan		9.88%	12/2025	—	(67)	(101)	0.0%
						2,406,046	2,420,927	27.0%
Healthcare technology
Athenahealth Group Inc.(6)(20)	First lien senior secured loan	SR +	3.25%	02/2029	29,337	$28,982	$29,175	0.3%
BCPE Osprey Buyer, Inc. (dba PartsSource)(7)	First lien senior secured loan	SR +	5.75%	08/2028	53,224	52,609	52,559	0.6%
BCPE Osprey Buyer, Inc. (dba PartsSource)(6)	First lien senior secured delayed draw term loan	SR +	5.75%	08/2028	6,440	6,348	6,359	0.1%
BCPE Osprey Buyer, Inc. (dba PartsSource)(6)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	10/2025	—	(254)	(66)	0.0%
BCPE Osprey Buyer, Inc. (dba PartsSource)(6)(15)	First lien senior secured revolving loan	SR +	5.75%	08/2026	1,448	1,409	1,390	0.0%
Bracket Intermediate Holding Corp.(7)(20)	First lien senior secured loan	SR +	5.00%	05/2028	49,750	48,414	49,675	0.6%
Color Intermediate, LLC (dba ClaimsXten)(7)	First lien senior secured loan	SR +	5.50%	10/2029	9,165	9,006	9,073	0.1%
IMO Investor Holdings, Inc.(7)	First lien senior secured loan	SR +	6.00%	05/2029	20,585	20,247	20,482	0.2%
IMO Investor Holdings, Inc.(8)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	05/2024	1,825	1,770	1,816	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
IMO Investor Holdings, Inc.(7)(15)	First lien senior secured revolving loan	SR +	6.00%	05/2028	99	63	87	0.0%
Indikami Bidco, LLC(6)	First lien senior secured loan	SR +	6.00%	12/2030	37,540	36,698	36,695	0.4%
Indikami Bidco, LLC(6)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	12/2025	—	(53)	(41)	0.0%
Indikami Bidco, LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	06/2030	—	(105)	(106)	0.0%
Interoperability Bidco, Inc. (dba Lyniate)(7)	First lien senior secured loan	SR +	7.00%	12/2026	75,182	74,859	74,054	0.8%
Interoperability Bidco, Inc. (dba Lyniate)(7)(15)	First lien senior secured revolving loan	SR +	7.00%	12/2024	2,528	2,499	2,437	0.0%
GHX Ultimate Parent Corporation(7)(20)	First lien senior secured loan	SR +	4.75%	06/2027	12,438	12,168	12,442	0.1%
GI Ranger Intermediate, LLC (dba Rectangle Health)(7)	First lien senior secured loan	SR +	5.75%	10/2028	20,606	20,299	20,297	0.2%
GI Ranger Intermediate, LLC (dba Rectangle Health)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	03/2024	2,370	2,279	2,296	0.0%
GI Ranger Intermediate, LLC (dba Rectangle Health)(7)(15)	First lien senior secured revolving loan	SR +	5.75%	10/2027	1,004	983	979	0.0%
Imprivata, Inc.(6)(20)	First lien senior secured loan	SR +	4.25%	12/2027	10,450	10,161	10,480	0.1%
Imprivata, Inc.(7)	Second lien senior secured loan	SR +	6.25%	12/2028	50,294	49,791	50,294	0.6%
Ocala Bidco, Inc.(6)	First lien senior secured loan	SR +	6.25% (2.75% PIK)	11/2028	84,012	82,524	82,962	0.9%
Ocala Bidco, Inc.(6)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	05/2024	—	(74)	—	0.0%
Ocala Bidco, Inc.(6)	Second lien senior secured loan	SR +	10.50% PIK	11/2033	50,557	49,863	50,052	0.6%
Intelerad Medical Systems Incorporated(7)(21)	First lien senior secured loan	SR +	6.50%	08/2026	29,777	29,549	28,958	0.3%
Intelerad Medical Systems Incorporated(7)(21)	First lien senior secured revolving loan	SR +	6.50%	08/2026	2,049	2,038	1,993	0.0%
PointClickCare Technologies Inc.(7)(21)	First lien senior secured loan	SR +	4.00%	12/2027	19,650	19,433	19,650	0.2%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(6)(20)	First lien senior secured loan	SR +	3.25%	03/2028	19,789	19,362	19,753	0.2%
Zelis Cost Management Buyer, Inc.(6)(20)	First lien senior secured loan	SR +	3.50%	09/2026	4,850	4,823	4,854	0.1%
						585,691	588,599	6.4%
Household products
Aptive Environmental, LLC(14)	First lien senior secured loan		12.00% (6.00% PIK)	01/2026	9,091	$8,102	$9,318	0.1%
Home Service TopCo IV, Inc.(7)	First lien senior secured loan	SR +	6.00%	12/2027	36,289	35,961	36,016	0.4%
Home Service TopCo IV, Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	12/2027	—	(30)	(25)	0.0%
Home Service TopCo IV, Inc.(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	12/2024	—	(37)	(21)	0.0%
Mario Purchaser, LLC (dba Len the Plumber)(6)	First lien senior secured loan	SR +	5.75%	04/2029	75,141	73,916	74,766	0.8%
Mario Purchaser, LLC (dba Len the Plumber)(6)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	04/2024	18,290	17,833	18,198	0.2%
Mario Purchaser, LLC (dba Len the Plumber)(6)(15)	First lien senior secured revolving loan	SR +	5.75%	04/2028	2,411	2,296	2,371	0.0%
Mario Midco Holdings, Inc. (dba Len the Plumber)(6)	Unsecured facility	SR +	10.75% PIK	04/2032	27,855	27,260	27,647	0.3%
Simplisafe Holding Corporation(6)	First lien senior secured loan	SR +	6.25%	05/2028	126,469	124,507	125,204	1.4%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Simplisafe Holding Corporation(6)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.25%	05/2024	4,258	4,104	4,216	0.0%
Southern Air & Heat Holdings, LLC(7)	First lien senior secured loan	SR +	4.75%	10/2027	1,068	1,058	1,058	0.0%
Southern Air & Heat Holdings, LLC(8)	First lien senior secured delayed draw term loan	SR +	4.75%	10/2027	1,115	1,104	1,103	0.0%
Southern Air & Heat Holdings, LLC(8)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.25%	10/2027	2,742	1,615	2,585	0.0%
Southern Air & Heat Holdings, LLC(7)(15)	First lien senior secured revolving loan	SR +	4.75%	10/2027	23	20	20	0.0%
Walker Edison Furniture Company LLC(6)(24)(30)	First lien senior secured loan	SR +	6.75% PIK	03/2027	2,878	2,452	2,648	0.0%
Walker Edison Furniture Company LLC(6)(24)(30)	First lien senior secured delayed draw term loan	SR +	6.75% PIK	03/2027	345	333	318	0.0%
Walker Edison Furniture Company LLC(6)(15)(16)(17)(24)(30)	First lien senior secured delayed draw term loan	SR +	6.75% PIK	03/2027	—	—	(67)	0.0%
Walker Edison Furniture Company LLC(6)(24)(30)	First lien senior secured revolving loan	SR +	6.25%	03/2027	1,333	1,333	1,247	0.0%
						301,827	306,602	3.2%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(8)(20)	First lien senior secured loan	SR +	5.50%	08/2029	22,444	$22,000	$22,500	0.3%
Cornerstone OnDemand, Inc.(6)(19)(20)	First lien senior secured loan	SR +	3.75%	10/2028	19,650	19,578	18,968	0.2%
Cornerstone OnDemand, Inc.(6)	Second lien senior secured loan	SR +	6.50%	10/2029	44,583	44,054	41,908	0.5%
IG Investments Holdings, LLC (dba Insight Global)(7)	First lien senior secured loan	SR +	6.00%	09/2028	47,545	46,859	47,188	0.5%
IG Investments Holdings, LLC (dba Insight Global)(7)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	09/2027	—	(45)	(27)	0.0%
iSolved, Inc.(7)(20)	First lien senior secured loan	SR +	4.00%	10/2030	27,500	27,263	27,500	0.3%
						159,709	158,037	1.8%
Infrastructure and environmental services
Aegion Corp.(7)(19)(20)	First lien senior secured loan	SR +	4.75%	05/2028	54,666	$53,240	$54,644	0.6%
GI Apple Midco LLC (dba Atlas Technical Consultants)(6)(15)	First lien senior secured revolving loan	SR +	6.75%	04/2029	6,174	5,979	6,008	0.1%
GI Apple Midco LLC (dba Atlas Technical Consultants)(6)	First lien senior secured loan	SR +	6.75%	04/2030	72,460	71,110	71,373	0.8%
GI Apple Midco LLC (dba Atlas Technical Consultants)(6)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.75%	04/2025	1,741	1,610	1,715	0.0%
AWP Group Holdings, Inc.(7)	First lien senior secured loan	SR +	5.50%	12/2029	34,920	34,368	34,396	0.4%
AWP Group Holdings, Inc.(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.50%	08/2025	350	278	310	0.0%
AWP Group Holdings, Inc.(7)(15)	First lien senior secured revolving loan	SR +	5.50%	12/2029	1,248	1,153	1,161	0.0%
The Goldfield Corp.(6)	First lien senior secured loan	SR +	6.25%	12/2026	1,385	1,363	1,378	0.0%
Osmose Utilities Services, Inc.(6)(20)	First lien senior secured loan	SR +	3.25%	06/2028	16,629	16,545	16,600	0.2%
USIC Holdings, Inc.(7)(20)	First lien senior secured loan	SR +	3.50%	05/2028	11,817	11,548	11,704	0.1%
USIC Holdings, Inc.(7)(19)	Second lien senior secured loan	SR +	6.50%	05/2029	39,691	39,505	36,714	0.4%
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(7)	First lien senior secured loan	SR +	5.75%	03/2028	32,892	32,389	32,480	0.4%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	10/2025	1,198	1,141	1,183	0.0%
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(7)(15)(16)	First lien senior secured revolving loan	SR +	5.75%	03/2028	—	(75)	(67)	0.0%
						270,154	269,599	3.0%
Insurance
Acrisure, LLC(7)(20)(21)	First lien senior secured loan	SR +	3.50%	02/2027	11,630	$11,227	$11,591	0.1%
Acrisure, LLC(7)(20)(21)	First lien senior secured loan	SR +	4.25%	02/2027	1,975	1,928	1,977	0.0%
Acrisure, LLC(7)(20)(21)	First lien senior secured loan	SR +	3.75%	02/2027	4,967	4,890	4,957	0.1%
Acrisure, LLC(7)(20)(21)	First lien senior secured loan	SR +	4.50%	12/2030	59,126	58,588	59,173	0.7%
Alera Group, Inc.(6)	First lien senior secured loan	SR +	6.00%	10/2028	148,475	146,111	148,475	1.7%
AmeriLife Holdings LLC(6)	First lien senior secured loan	SR +	5.75%	08/2029	128,880	126,668	128,236	1.4%
Alera Group, Inc.(6)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	11/2025	—	(223)	—	0.0%
AmeriLife Holdings LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	5.75%	08/2028	—	(253)	(81)	0.0%
AmeriLife Holdings LLC(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	09/2024	26,858	26,368	26,724	0.3%
AmeriLife Holdings LLC(6)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	10/2025	—	(260)	—	0.0%
AssuredPartners, Inc.(6)(20)	First lien senior secured loan	SR +	3.50%	02/2027	34,357	34,315	34,407	0.4%
Asurion, LLC(6)(20)	Second lien senior secured loan	SR +	5.25%	01/2029	174,017	168,469	163,628	1.8%
Asurion, LLC(6)(20)	Second lien senior secured loan	SR +	5.25%	01/2028	32,400	29,273	30,806	0.3%
Brightway Holdings, LLC(8)	First lien senior secured loan	SR +	6.50%	12/2027	17,582	17,423	17,230	0.2%
Brightway Holdings, LLC(7)(15)	First lien senior secured revolving loan	SR +	6.50%	12/2027	947	930	905	0.0%
Broadstreet Partners, Inc.(6)(20)	First lien senior secured loan	SR +	3.75%	01/2029	18,728	18,703	18,758	0.2%
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)(7)	First lien senior secured loan	SR +	7.50%	03/2029	909	888	895	0.0%
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)(7)(15)(16)	First lien senior secured revolving loan	SR +	7.50%	03/2029	—	(2)	(1)	0.0%
Evolution BuyerCo, Inc. (dba SIAA)(7)	First lien senior secured loan	SR +	6.25%	04/2028	26,070	25,845	25,875	0.3%
Evolution BuyerCo, Inc. (dba SIAA)(7)	First lien senior secured delayed draw term loan	SR +	6.75%	04/2028	1,586	1,584	1,582	0.0%
Evolution BuyerCo, Inc. (dba SIAA)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	12/2025	734	701	727	0.0%
Evolution BuyerCo, Inc. (dba SIAA)(7)(15)(16)	First lien senior secured revolving loan	SR +	6.25%	04/2027	—	(5)	(5)	0.0%
Hub International(7)(20)	First lien senior secured loan	SR +	4.25%	06/2030	9,975	9,883	10,013	0.1%
Hyperion Refinance S.a.r.l (dba Howden Group)(6)(21)	First lien senior secured loan	SR +	5.25%	11/2027	92,823	91,280	92,823	1.0%
Hyperion Refinance S.a.r.l (dba Howden Group)(7)(20)(21)	First lien senior secured loan	SR +	4.00%	04/2030	34,912	34,650	34,947	0.4%
IMA Financial Group, Inc.(6)	First lien senior secured loan	SR +	3.75%	11/2028	70,619	70,290	70,442	0.8%
Integrated Specialty Coverages, LLC(7)	First lien senior secured loan	SR +	6.00%	07/2030	55,101	54,309	54,274	0.6%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Integrated Specialty Coverages, LLC(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	01/2024	—	(75)	(32)	0.0%
Integrated Specialty Coverages, LLC(7)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	07/2029	—	(83)	(89)	0.0%
Integrity Marketing Acquisition, LLC(7)	First lien senior secured loan	SR +	5.80%	08/2026	55,173	55,054	55,173	0.6%
Integrity Marketing Acquisition, LLC(7)	First lien senior secured loan	SR +	6.00%	08/2026	2,787	2,762	2,787	0.0%
Integrity Marketing Acquisition, LLC(7)	First lien senior secured loan	SR +	6.05%	08/2026	5,464	5,451	5,464	0.0%
Integrity Marketing Acquisition, LLC(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	02/2025	1,646	1,534	1,646	0.0%
Integrity Marketing Acquisition, LLC(7)(15)(16)	First lien senior secured revolving loan	SR +	6.50%	08/2026	—	(23)	—	0.0%
KUSRP Intermediate, Inc. (dba U.S. Retirement and Benefits Partners)(7)	First lien senior secured loan	SR +	10.50% PIK	07/2030	13,931	13,778	13,896	0.2%
KWOR Acquisition, Inc. (dba Alacrity Solutions)(6)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.25%	06/2024	2,383	2,294	2,377	0.0%
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(6)	First lien senior secured loan	SR +	6.00%	11/2028	184,888	183,285	184,428	2.1%
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(6)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	11/2027	—	(16)	(6)	0.0%
PCF Midco II, LLC (dba PCF Insurance Services)(14)	First lien senior secured loan		9.00% PIK	10/2031	53,879	50,254	50,107	0.6%
Tempo Buyer Corp. (dba Global Claims Services)(7)	First lien senior secured loan	SR +	5.50%	08/2028	35,793	35,272	35,525	0.4%
Tempo Buyer Corp. (dba Global Claims Services)(13)(15)	First lien senior secured revolving loan	P +	4.00%	08/2027	1,651	1,588	1,612	0.0%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(8)	First lien senior secured loan	SR +	5.75%	07/2027	14,792	14,598	14,681	0.2%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(8)(15)(16)	First lien senior secured revolving loan	SR +	5.75%	07/2027	—	(13)	(8)	0.0%
Summit Acquisition Inc. (dba K2 Insurance Services)(7)	First lien senior secured loan	SR +	6.75%	05/2030	50,474	49,056	49,338	0.6%
Summit Acquisition Inc. (dba K2 Insurance Services)(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.75%	11/2024	—	(166)	(92)	0.0%
Summit Acquisition Inc. (dba K2 Insurance Services)(7)(15)(16)	First lien senior secured revolving loan	SR +	6.75%	05/2029	—	(164)	(138)	0.0%
KWOR Acquisition, Inc. (dba Alacrity Solutions)(6)	First lien senior secured loan	SR +	5.25%	12/2028	32,456	32,044	32,375	0.4%
KWOR Acquisition, Inc. (dba Alacrity Solutions)(13)(15)	First lien senior secured revolving loan	P +	4.25%	12/2027	1,468	1,434	1,460	0.0%
						1,381,444	1,388,862	15.5%
Internet software and services
Activate Holdings (US) Corp. (dba Absolute Software)(7)(21)	First lien senior secured loan	SR +	6.75%	07/2030	4,636	$4,514	$4,520	0.1%
Activate Holdings (US) Corp. (dba Absolute Software)(7)(15)(21)	First lien senior secured revolving loan	SR +	6.75%	07/2030	70	61	62	0.0%
Anaplan, Inc.(7)	First lien senior secured loan	SR +	6.50%	06/2029	224,639	222,786	224,639	2.5%
Anaplan, Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	6.50%	06/2028	—	(123)	—	0.0%
Appfire Technologies, LLC(7)	First lien senior secured loan	SR +	5.50%	03/2027	7,718	7,673	7,679	0.1%
Appfire Technologies, LLC(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.50%	06/2024	—	(97)	—	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Appfire Technologies, LLC(13)(15)	First lien senior secured revolving loan	P +	4.50%	03/2027	373	357	365	0.0%
Avalara, Inc.(7)	First lien senior secured loan	SR +	7.25%	10/2028	70,455	69,556	70,102	0.8%
Avalara, Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	7.25%	10/2028	—	(84)	(35)	0.0%
Armstrong Bidco Limited (dba The Access Group)(12)(21)	First lien senior secured GBP term loan	SA +	5.25%	06/2029	£26,570	32,007	33,618	0.4%
Armstrong Bidco Limited (dba The Access Group)(12)(21)	First lien senior secured GBP delayed draw term loan	SA +	5.25%	06/2029	£13,863	16,697	17,540	0.2%
Barracuda Parent, LLC(7)(20)	First lien senior secured loan	SR +	4.50%	08/2029	27,374	26,673	26,656	0.3%
Barracuda Parent, LLC(7)	Second lien senior secured loan	SR +	7.00%	08/2030	93,250	90,768	87,655	1.0%
Bayshore Intermediate #2, L.P. (dba Boomi)(7)	First lien senior secured loan	SR +	7.50% PIK	10/2028	24,342	24,018	24,038	0.3%
Bayshore Intermediate #2, L.P. (dba Boomi)(7)(15)	First lien senior secured revolving loan	SR +	6.75%	10/2027	319	296	299	0.0%
BCTO BSI Buyer, Inc. (dba Buildertrend)(7)	First lien senior secured loan	SR +	7.50% PIK	12/2026	1,124	1,118	1,124	0.0%
BCTO BSI Buyer, Inc. (dba Buildertrend)(7)(15)(16)	First lien senior secured revolving loan	SR +	7.50%	12/2026	—	(1)	—	0.0%
Central Parent Inc. (dba CDK Global Inc.)(7)(20)	First lien senior secured loan	SR +	4.00%	07/2029	9,330	9,307	9,367	0.1%
CivicPlus, LLC(7)	First lien senior secured loan	SR +	6.50% (2.50% PIK)	08/2027	28,245	28,050	28,245	0.4%
CivicPlus, LLC(6)(15)	First lien senior secured revolving loan	SR +	6.00%	08/2027	763	748	763	0.0%
CP PIK Debt Issuer, LLC (dba CivicPlus, LLC)(6)	Unsecured notes	SR +	11.75% PIK	06/2034	17,052	16,698	17,008	0.2%
Cloud Software Group, Inc.(7)(20)	First lien senior secured loan	SR +	4.50%	03/2029	74,811	71,444	72,933	0.8%
Coupa Holdings, LLC(6)	First lien senior secured loan	SR +	7.50%	02/2030	24,344	23,784	23,857	0.3%
Coupa Holdings, LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	7.50%	02/2029	—	(36)	(33)	0.0%
Coupa Holdings, LLC(6)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	7.50%	08/2024	—	(24)	(16)	0.0%
Crewline Buyer, Inc.(7)	First lien senior secured loan	SR +	6.75%	11/2030	165,368	162,923	162,888	1.8%
Crewline Buyer, Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	6.75%	11/2030	—	(253)	(258)	0.0%
Delta TopCo, Inc. (dba Infoblox, Inc.)(8)(20)	First lien senior secured loan	SR +	3.75%	12/2027	29,044	27,646	28,971	0.3%
Delta TopCo, Inc. (dba Infoblox, Inc.)(7)	Second lien senior secured loan	SR +	7.25%	12/2028	49,222	48,996	49,222	0.6%
EET Buyer, Inc. (dba e-Emphasys)(7)	First lien senior secured loan	SR +	6.50%	11/2027	36,349	35,989	36,349	0.4%
EET Buyer, Inc. (dba e-Emphasys)(8)(15)	First lien senior secured revolving loan	SR +	6.50%	11/2027	677	647	677	0.0%
Entrata, Inc.(6)	First lien senior secured loan	SR +	6.00%	07/2030	4,487	4,423	4,420	0.0%
Entrata, Inc.(6)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	07/2028	—	(7)	(8)	0.0%
E2open, LLC(6)(20)	First lien senior secured loan	SR +	3.50%	02/2028	5,187	5,180	5,186	0.1%
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)(7)	First lien senior secured loan	SR +	5.50%	08/2027	8,179	8,044	7,892	0.1%
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)(7)	First lien senior secured delayed draw term loan	SR +	5.50%	08/2027	1,840	1,819	1,776	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)(7)(15)	First lien senior secured revolving loan	SR +	5.50%	08/2027	303	290	273	0.0%
Granicus, Inc.(7)	First lien senior secured loan	SR +	5.50%	01/2027	1,823	1,798	1,818	0.0%
Granicus, Inc.(7)(15)	First lien senior secured revolving loan	SR +	6.50%	01/2027	34	32	33	0.0%
Granicus, Inc.(7)	First lien senior secured delayed draw term loan	SR +	6.00%	01/2027	340	336	339	0.0%
Grayshift, LLC(6)(21)	First lien senior secured loan	SR +	8.00%	07/2028	128,368	126,355	126,443	1.5%
Grayshift, LLC(6)(15)(16)(21)	First lien senior secured revolving loan	SR +	7.50%	07/2028	—	(18)	(36)	0.0%
GS Acquisitionco, Inc. (dba insightsoftware)(7)	First lien senior secured loan	SR +	5.50%	05/2026	8,902	8,876	8,879	0.1%
Help/Systems Holdings, Inc.(7)(20)	First lien senior secured loan	SR +	4.00%	11/2026	63,870	63,583	60,383	0.7%
Help/Systems Holdings, Inc.(7)	Second lien senior secured loan	SR +	6.75%	11/2027	25,000	24,753	21,688	0.2%
Hyland Software, Inc.(6)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	09/2029	—	(100)	(105)	0.0%
Hyland Software, Inc.(6)	First lien senior secured loan	SR +	6.00%	09/2030	147,235	145,088	145,027	1.6%
Ivanti Software, Inc.(7)(20)	First lien senior secured loan	SR +	4.25%	12/2027	12,967	12,098	12,280	0.1%
Ivanti Software, Inc.(7)(20)	Second lien senior secured loan	SR +	7.25%	12/2028	19,000	18,927	15,200	0.2%
MessageBird BidCo B.V.(6)(21)	First lien senior secured loan	SR +	6.75%	05/2027	2,500	2,465	2,494	0.0%
Ministry Brands Holdings, LLC(6)	First lien senior secured loan	SR +	5.50%	12/2028	48,570	47,820	47,599	0.5%
Ministry Brands Holdings, LLC(6)	First lien senior secured delayed draw term loan	SR +	5.50%	12/2028	4,898	4,840	4,800	0.1%
Ministry Brands Holdings, LLC(6)(15)	First lien senior secured revolving loan	SR +	5.50%	12/2027	2,531	2,468	2,436	0.0%
Mitnick Corporate Purchaser, Inc.(6)(15)(19)	First lien senior secured revolving loan	SR +	2.00%	05/2027	—	5	—	0.0%
Oranje Holdco, Inc. (dba KnowBe4)(7)	First lien senior secured loan	SR +	7.50%	02/2029	81,182	80,097	80,370	0.9%
Oranje Holdco, Inc. (dba KnowBe4)(7)(15)(16)	First lien senior secured revolving loan	SR +	7.50%	02/2029	—	(129)	(101)	0.0%
QAD, Inc.(6)	First lien senior secured loan	SR +	5.38%	11/2027	45,686	45,048	45,001	0.5%
QAD, Inc.(6)(15)(16)	First lien senior secured revolving loan	SR +	5.38%	11/2027	—	(77)	(90)	0.0%
Quartz Acquireco, LLC (dba Qualtrics AcquireCo, LLC)(6)	First lien senior secured loan	SR +	3.50%	06/2030	9,975	9,884	9,900	0.1%
Perforce Software, Inc.(6)	First lien senior secured loan	SR +	4.50%	07/2026	14,775	14,536	14,738	0.2%
Project Alpha Intermediate Holding, Inc.(6)(20)	First lien senior secured loan	SR +	4.75%	10/2030	77,000	75,460	77,254	0.9%
Proofpoint, Inc.(6)(20)	First lien senior secured loan	SR +	3.25%	08/2028	12,108	11,759	12,096	0.1%
Proofpoint, Inc.(6)(20)	Second lien senior secured loan	SR +	6.25%	08/2029	7,500	7,471	7,556	0.1%
Sailpoint Technologies Holdings, Inc.(6)	First lien senior secured loan	SR +	6.00%	08/2029	59,880	58,797	59,431	0.7%
Sailpoint Technologies Holdings, Inc.(6)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	08/2028	—	(88)	(43)	0.0%
Securonix, Inc.(7)	First lien senior secured loan	SR +	6.00%	04/2028	29,661	29,433	27,807	0.3%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Securonix, Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	6.50%	04/2028	—	(38)	(334)	0.0%
Sedgwick Claims Management Services, Inc.(6)(19)(20)	First lien senior secured loan	SR +	3.75%	02/2028	9,925	9,750	9,949	0.1%
Sitecore Holding III A/S(8)	First lien senior secured loan	SR +	7.75% (4.25% PIK)	03/2029	3,998	3,968	3,968	0.0%
Sitecore USA, Inc.(8)	First lien senior secured loan	SR +	7.75% (4.25% PIK)	03/2029	24,103	23,925	23,923	0.3%
Sitecore Holding III A/S(11)	First lien senior secured EUR term loan	E +	7.75% (4.25% PIK)	03/2029	€23,489	24,569	25,753	0.3%
Sophos Holdings, LLC(6)(20)(21)	First lien senior secured loan	SR +	3.50%	03/2027	19,928	19,884	19,954	0.2%
Thunder Purchaser, Inc. (dba Vector Solutions)(7)	First lien senior secured loan	SR +	5.75%	06/2028	12,777	12,687	12,714	0.1%
Thunder Purchaser, Inc. (dba Vector Solutions)(7)(15)	First lien senior secured revolving loan	SR +	5.75%	06/2027	602	595	597	0.0%
When I Work, Inc.(7)	First lien senior secured loan	SR +	7.00% PIK	11/2027	25,116	24,961	24,676	0.3%
When I Work, Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	11/2027	—	(27)	(73)	0.0%
Zendesk, Inc.(7)	First lien senior secured loan	SR +	6.25% (3.25% PIK)	11/2028	123,453	121,403	121,910	1.4%
Zendesk, Inc.(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.25%	11/2024	—	(912)	(75)	0.0%
Zendesk, Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	6.25%	11/2028	—	(202)	(155)	0.0%
						1,973,967	1,973,778	22.3%
Leisure and entertainment
Troon Golf, L.L.C.(7)	First lien senior secured loan	SR +	5.50%	08/2027	92,466	$92,162	$92,004	1.0%
Troon Golf, L.L.C.(7)(15)(16)	First lien senior secured revolving loan	SR +	5.50%	08/2026	—	(19)	(36)	0.0%
Troon Golf, L.L.C.(7)	First lien senior secured delayed draw term loan	SR +	5.50%	08/2027	49,400	48,866	49,153	0.6%
						141,009	141,121	1.6%
Manufacturing
ACR Group Borrower, LLC(7)	First lien senior secured loan	SR +	4.25%	03/2028	4,022	$3,983	$3,972	0.0%
ACR Group Borrower, LLC(7)	First lien senior secured loan	SR +	5.75%	03/2028	864	854	864	0.0%
ACR Group Borrower, LLC(7)(15)	First lien senior secured revolving loan	SR +	4.25%	03/2026	450	444	439	0.0%
BCPE Watson (DE) ORML, LP(8)(21)(25)	First lien senior secured loan	SR +	6.50%	07/2028	101,500	100,682	100,993	1.1%
CPM Holdings, Inc.(6)(20)	First lien senior secured loan	SR +	4.50%	09/2028	50,000	48,654	50,125	0.6%
CPM Holdings, Inc.(6)(15)(16)	First lien senior secured revolving loan	SR +	4.50%	06/2028	—	(47)	—	0.0%
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(6)(20)	First lien senior secured loan	SR +	3.00%	05/2030	10,716	10,618	10,747	0.1%
Engineered Machinery Holdings, Inc. (dba Duravant)(7)(20)	First lien senior secured loan	SR +	3.75%	05/2028	19,824	19,500	19,658	0.2%
Engineered Machinery Holdings, Inc. (dba Duravant)(7)	Second lien senior secured loan	SR +	6.50%	05/2029	37,181	37,043	36,995	0.4%
Engineered Machinery Holdings, Inc. (dba Duravant)(7)	Second lien senior secured loan	SR +	6.00%	05/2029	19,160	19,121	18,921	0.2%
FARADAY BUYER, LLC (dba MacLean Power Systems)(7)	First lien senior secured loan	SR +	6.00%	10/2028	136,295	133,623	133,569	1.5%
FARADAY BUYER, LLC (dba MacLean Power Systems)(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	11/2025	—	(139)	(143)	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Filtration Group Corporation(6)(20)	First lien senior secured loan	SR +	4.25%	10/2028	21,835	21,636	21,907	0.2%
Gloves Buyer, Inc. (dba Protective Industrial Products)(6)	First lien senior secured loan	SR +	4.00%	12/2027	18,587	18,305	18,494	0.2%
Gloves Buyer, Inc. (dba Protective Industrial Products)(6)	Second lien senior secured loan	SR +	8.25%	12/2028	11,728	11,489	11,611	0.1%
Helix Acquisition Holdings, Inc. (dba MW Industries)(7)	First lien senior secured loan	SR +	7.00%	03/2030	61,484	59,772	59,793	0.7%
Ideal Tridon Holdings, Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	6.75%	04/2028	—	(221)	(194)	0.0%
Ideal Tridon Holdings, Inc.(7)	First lien senior secured loan	SR +	6.75%	04/2028	91,773	89,333	89,709	1.0%
MHE Intermediate Holdings, LLC (dba OnPoint Group)(7)	First lien senior secured loan	SR +	6.00%	07/2027	69,627	69,149	69,627	0.9%
MHE Intermediate Holdings, LLC (dba OnPoint Group)(7)	First lien senior secured loan	SR +	6.25%	07/2027	7,547	7,431	7,547	0.1%
MHE Intermediate Holdings, LLC (dba OnPoint Group)(7)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	07/2027	—	(21)	—	0.0%
Pro Mach Group, Inc.(6)(20)	First lien senior secured loan	SR +	4.00%	08/2028	30,319	30,177	30,376	0.3%
Sonny's Enterprises, LLC(7)	First lien senior secured loan	SR +	6.75%	08/2028	130,239	128,471	129,913	1.5%
Sonny's Enterprises, LLC(7)(15)(16)	First lien senior secured revolving loan	SR +	6.75%	08/2027	—	(319)	(63)	0.0%
Sonny's Enterprises, LLC(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.75%	11/2024	11,320	10,972	11,254	0.1%
						820,510	826,114	9.2%
Professional services
Apex Group Treasury, LLC(7)(21)	First lien senior secured loan	SR +	5.00%	07/2028	124,498	$121,298	$124,498	1.4%
Apex Group Treasury, LLC(7)(21)	Second lien senior secured loan	SR +	6.75%	07/2029	11,618	11,462	11,560	0.2%
Apex Service Partners, LLC(7)	First lien senior secured loan	SR +	7.00% (2.00% PIK)	10/2030	96,529	94,158	94,116	1.1%
Apex Service Partners, LLC(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	7.00% (2.00% PIK)	10/2025	5,131	4,786	4,778	0.1%
Apex Service Partners, LLC(7)(15)	First lien senior secured revolving loan	SR +	6.50%	10/2029	616	429	423	0.0%
Certinia, Inc.(8)	First lien senior secured loan	SR +	7.25%	08/2029	33,088	32,460	32,426	0.4%
Certinia, Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	7.25%	08/2029	—	(82)	(88)	0.0%
Corporation Service Company(6)(20)	First lien senior secured loan	SR +	3.25%	11/2029	2,574	2,509	2,577	0.0%
EM Midco2 Ltd. (dba Element Materials Technology)(7)(20)(21)	First lien senior secured loan	SR +	4.25%	06/2029	27,668	27,640	27,358	0.3%
EP Purchaser, LLC(7)	First lien senior secured loan	SR +	4.50%	11/2028	24,813	23,903	23,882	0.3%
Guidehouse Inc.(6)	First lien senior secured loan	SR +	5.75% (2.00% PIK)	10/2028	106,012	106,012	105,482	1.2%
Omnia Partners, LLC(7)(20)	First lien senior secured loan	SR +	4.25%	07/2030	1,828	1,810	1,838	0.0%
Omnia Partners, LLC(7)(15)(16)(17)(20)	First lien senior secured delayed draw term loan	SR +	4.25%	01/2024	—	(2)	—	0.0%
Relativity ODA LLC(6)	First lien senior secured loan	SR +	6.50%	05/2027	5,094	5,053	5,094	0.1%
Relativity ODA LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	6.50%	05/2027	—	(4)	—	0.0%
Sensor Technology Topco, Inc. (dba Humanetics)(7)	First lien senior secured loan	SR +	7.00% (2.00% PIK)	05/2026	233,111	231,701	232,528	2.6%
Sensor Technology Topco, Inc. (dba Humanetics)(7)(15)	First lien senior secured revolving loan	SR +	6.50%	05/2026	11,485	11,363	11,433	0.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Sensor Technology Topco, Inc. (dba Humanetics)(10)	First lien senior secured EUR term loan	E +	7.25% (2.25% PIK)	05/2026	€42,018	45,368	46,299	0.5%
Sovos Compliance, LLC(6)(20)	First lien senior secured loan	SR +	4.50%	08/2028	29,044	28,591	28,646	0.3%
Vistage Worldwide, Inc.(7)	First lien senior secured loan	SR +	5.25%	07/2029	4,938	4,823	4,925	0.1%
						753,278	757,775	8.7%
Specialty retail
Ideal Image Development, LLC(7)(30)	First lien senior secured loan	SR +	6.50%	09/2027	5,795	$5,705	$4,361	0.0%
Ideal Image Development, LLC(7)(30)	First lien senior secured delayed draw term loan	SR +	6.50%	02/2024	1,098	549	826	0.0%
Ideal Image Development, LLC(7)(15)(17)(30)	First lien senior secured delayed draw term loan	SR +	6.50%	02/2024	604	220	454	0.0%
Ideal Image Development, LLC(7)(30)	First lien senior secured revolving loan	SR +	6.50%	09/2027	915	901	688	0.0%
Notorious Topco, LLC (dba Beauty Industry Group)(7)	First lien senior secured loan	SR +	6.75%	11/2027	222,301	219,808	207,852	2.3%
Notorious Topco, LLC (dba Beauty Industry Group)(7)	First lien senior secured delayed draw term loan	SR +	6.75%	11/2027	5,202	5,146	4,864	0.1%
Notorious Topco, LLC (dba Beauty Industry Group)(7)(15)	First lien senior secured revolving loan	SR +	6.75%	05/2027	352	303	9	0.0%
Milan Laser Holdings LLC(6)	First lien senior secured loan	SR +	5.00%	04/2027	20,217	20,094	20,217	0.2%
Milan Laser Holdings LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	5.00%	04/2026	—	(15)	—	0.0%
The Shade Store, LLC(7)	First lien senior secured loan	SR +	6.00%	10/2027	66,818	66,242	64,313	0.7%
The Shade Store, LLC(7)	First lien senior secured loan	SR +	7.00%	10/2027	10,580	10,330	10,316	0.1%
The Shade Store, LLC(7)(15)	First lien senior secured revolving loan	SR +	6.00%	10/2026	4,364	4,316	4,108	0.0%
						333,599	318,008	3.4%
Telecommunications
EOS U.S. Finco LLC(7)(21)	First lien senior secured loan	SR +	5.75%	10/2029	67,902	$64,563	$62,131	0.7%
EOS U.S. Finco LLC(7)(15)(16)(17)(21)	First lien senior secured delayed draw term loan	SR +	5.75%	05/2026	282	45	(332)	0.0%
Park Place Technologies, LLC(6)(20)	First lien senior secured loan	SR +	5.00%	11/2027	1,133	1,105	1,126	0.0%
						65,713	62,925	0.7%
Transportation
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)	First lien senior secured loan	SR +	6.25%	05/2030	96,397	$95,496	$96,397	1.1%
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)	First lien senior secured loan	SR +	5.50%	05/2030	9,853	9,805	9,783	0.1%
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)	First lien senior secured delayed draw term loan	SR +	6.25%	05/2030	14,606	14,397	14,606	0.2%
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.50%	11/2025	6,063	5,918	5,934	0.1%
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)(15)(16)	First lien senior secured revolving loan	SR +	6.25%	05/2029	—	(104)	—	0.0%
Motus Group, LLC(6)	Second lien senior secured loan	SR +	6.50%	12/2029	10,000	9,919	9,900	0.1%
Safe Fleet Holdings, LLC(6)(20)	First lien senior secured loan	SR +	3.75%	02/2029	25,789	25,267	25,828	0.3%
						160,698	162,448	1.9%
Total non-controlled/non-affiliated portfolio company debt investments						$15,097,749	$15,131,634	169.6%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Equity Investments
Asset based lending and fund finance
Amergin Asset Management, LLC(21)(22)(24)	Class A Units		N/A	N/A	50,000,000	$—	$—	0.0%
						—	—	0.0%
Automotive
CD&R Value Building Partners I, L.P. (dba Belron)(21)(22)(24)	LP Interest		N/A	N/A	33,061	$32,911	$40,794	0.5%
Metis HoldCo, Inc. (dba Mavis Tire Express Services)(14)(22)	Series A Convertible Preferred Stock		7.00% PIK	N/A	10,769	12,686	12,951	0.1%
						45,597	53,745	0.6%
Buildings and real estate
Associations Finance, Inc.(14)(22)	Preferred Stock		13.50% PIK	N/A	250,000,000	$283,802	$287,556	3.2%
Dodge Construction Network Holdings, L.P.(7)(22)	Series A Preferred Units	SR +	8.25%	N/A	—	3	2	0.0%
Dodge Construction Network Holdings, L.P.(22)(24)	Class A-2 Common Units		N/A	N/A	143,963	123	98	0.0%
						283,928	287,656	3.2%
Business services
Denali Holding, LP (dba Summit Companies)(22)(24)	Class A Units		N/A	N/A	686,513	$7,076	$10,536	0.1%
Hercules Buyer, LLC (dba The Vincit Group)(22)(24)(26)	Common Units		N/A	N/A	10	10	11	0.0%
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)(14)(22)	Perpetual Preferred Stock		11.75% PIK	N/A	53,600	59,078	60,062	0.7%
						66,164	70,609	0.8%
Consumer products
ASP Conair Holdings LP(22)(24)	Class A Units		N/A	N/A	9,286	$929	$877	0.0%
						929	877	0.0%
Financial services
Vestwell Holdings, Inc.(22)(24)	Series D Preferred Stock		N/A	N/A	50,726	$1,000	$1,000	0.0%
						1,000	1,000	0.0%
Food and beverage
Hissho Sushi Holdings, LLC(22)(24)	Class A Units		N/A	N/A	941,780	$9,418	$12,598	0.1%
						9,418	12,598	0.1%
Healthcare equipment and services
Maia Aggregator, LP(22)(24)	Class A-2 Units		N/A	N/A	12,921,348	$12,921	$12,990	0.1%
KPCI Holdings, L.P.(22)(24)	Class A Units		N/A	N/A	1,781	2,313	2,600	0.0%
Patriot Holdings SCSp (dba Corza Health, Inc.)(14)(21)(22)	Class A Units		8.00% PIK	N/A	13,517	1,253	1,253	0.0%
Patriot Holdings SCSp (dba Corza Health, Inc.)(21)(22)(24)	Class B Units		N/A	N/A	982	164	225	0.0%
Rhea Acquisition Holdings, LP(22)(24)	Series A-2 Units		N/A	N/A	11,964,286	11,964	16,154	0.2%
						28,615	33,222	0.3%
Healthcare providers and services
KOBHG Holdings, L.P. (dba OB Hospitalist)(22)(24)	Class A Interests		N/A	N/A	3,520	$3,520	$3,105	0.0%
KWOL Acquisition Inc.(22)(24)	Common stock		N/A	N/A	1,205	12,049	12,049	0.1%
Romulus Intermediate Holdings 1 Inc. (dba PetVet)(14)(22)	Series A Preferred Stock		15.00% PIK	N/A	27,354,613	26,817	26,808	0.3%
XOMA Corporation(22)(24)	Warrants		N/A	N/A	54,000	369	369	0.0%
						42,755	42,331	0.4%
Healthcare technology
Minerva Holdco, Inc.(14)(22)	Series A Preferred Stock		10.75% PIK	N/A	100,000	$117,505	$115,594	1.3%
BEHP Co-Investor II, L.P.(21)(22)(24)	LP Interest		N/A	N/A	1,269,969	1,266	1,278	0.0%
Orange Blossom Parent, Inc.(22)(24)	Common Equity		N/A	N/A	16,667	1,668	1,665	0.0%
WP Irving Co-Invest, L.P.(21)(22)(24)	Partnership Units		N/A	N/A	1,250,000	1,251	1,258	0.0%
						121,690	119,795	1.3%
Household products

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Evology, LLC(22)(24)	Class B Units		N/A	N/A	316	$1,512	$1,446	0.0%
Walker Edison Holdco LLC(22)(24)	Common Equity		N/A	N/A	29,167	2,818	303	0.0%
						4,330	1,749	0.0%
Human resource support services
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand)(14)(22)	Series A Preferred Stock		10.50% PIK	N/A	12,750	$14,933	$13,556	0.2%
						14,933	13,556	0.2%
Insurance
Accelerate Topco Holdings, LLC(22)(24)	Common Units		N/A	N/A	91,805	$2,535	$2,988	0.0%
Evolution Parent, LP (dba SIAA)(22)(24)	LP Interest		N/A	N/A	2,703	270	318	0.0%
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway)(22)(24)	LP Interest		N/A	N/A	421	426	408	0.0%
Hockey Parent Holdings, L.P.(22)(24)	Class A Units		N/A	N/A	25,000	25,000	25,000	0.3%
PCF Holdco, LLC (dba PCF Insurance Services)(14)(22)	Series A Preferred Units		15.00% PIK	N/A	19,423	15,337	16,163	0.2%
PCF Holdco, LLC (dba PCF Insurance Services)(22)(24)	Class A Unit Warrants		N/A	N/A	1,503,286	5,129	5,054	0.0%
PCF Holdco, LLC (dba PCF Insurance Services)(22)(24)	Class A Units		N/A	N/A	6,047,390	15,336	27,983	0.3%
						64,033	77,914	0.8%
Internet software and services
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi)(22)(24)	Common Units		N/A	N/A	1,729,439	$1,729	$1,887	0.0%
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC)(21)(22)(24)	LP Interest		N/A	N/A	989,292	989	1,068	0.0%
Elliott Alto Co-Investor Aggregator L.P.(21)(22)(24)	LP Interest		N/A	N/A	6,530	6,568	6,553	0.1%
Picard Holdco, Inc.(7)(22)	Series A Preferred Stock	SR +	12.00% PIK	N/A	44,040	46,550	51,273	0.6%
MessageBird Holding B.V.(21)(22)(24)	Extended Series C Warrants		N/A	N/A	7,980	49	9	0.0%
Project Alpine Co-Invest Fund, LP(21)(22)(24)	LP Interest		N/A	N/A	17,000,000	17,010	20,089	0.2%
Thunder Topco L.P. (dba Vector Solutions)(22)(24)	Common Units		N/A	N/A	712,884	713	791	0.0%
WMC Bidco, Inc. (dba West Monroe)(14)(22)	Senior Preferred Stock		11.25% PIK	N/A	33,385	41,800	40,036	0.5%
Project Hotel California Co-Invest Fund, L.P.(21)(22)(24)	LP Interest		N/A	N/A	3,522	3,525	3,994	0.0%
BCTO WIW Holdings, Inc. (dba When I Work)(22)(24)	Class A Common Stock		N/A	N/A	57,000	5,700	4,468	0.1%
Zoro TopCo, Inc. (dba Zendesk, Inc.)(14)(22)	Series A Preferred Stock		12.50% PIK	N/A	16,562	17,869	18,138	0.2%
Zoro TopCo, L.P. (dba Zendesk, Inc.)(22)(24)	Class A Common Units		N/A	N/A	1,380,129	13,801	15,027	0.2%
						156,303	163,333	1.9%
Manufacturing
Gloves Holdings, LP (dba Protective Industrial Products)(22)(24)	LP Interest		N/A	N/A	1,000	$100	$118	0.0%
						100	118	0.0%
Total non-controlled/non-affiliated portfolio company equity investments						$839,795	$878,503	9.6%
Total non-controlled/non-affiliated portfolio company investments						$15,937,544	$16,010,137	179.2%

Non-controlled/affiliated portfolio company investments
Equity Investments
Pharmaceuticals
LSI Financing 1 DAC(21)(22)(24)(28)	Preferred equity		N/A	N/A	72,300,000	$72,371	$78,406	0.9%
						72,371	78,406	0.9%
Total non-controlled/affiliated portfolio company equity investments						$72,371	$78,406	0.9%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest	Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Controlled/affiliated portfolio company investments
Debt Investments
Asset based lending and fund finance
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(14)(21)(29)	First lien senior secured loan	12.00% PIK	07/2030	39,529	$39,529	$39,529	0.4%
AAM Series 2.1 Aviation Feeder, LLC(14)(21)(29)	First lien senior secured loan	12.00% PIK	11/2030	46,970	46,970	46,970	0.5%
					86,499	86,499	0.9%
Total controlled/affiliated portfolio company debt investments					$86,499	$86,499	0.9%
Equity Investments
Asset based lending and fund finance
AAM Series 2.1 Aviation Feeder, LLC(15)(17)(21)(22)(24)(29)	LLC Interest	N/A	N/A	31,506	$31,508	$31,506	0.4%
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(15)(17)(21)(22)(24)(29)	LLC Interest	N/A	N/A	25,310	25,277	25,310	0.3%
					56,785	56,816	0.7%
Insurance
Fifth Season Investments LLC(22)(24)(25)(29)	Class A Units	N/A	N/A	28	$156,811	$156,794	1.8%
					156,811	156,794	1.8%

Joint ventures
Blue Owl Credit Income Senior Loan Fund, LLC (f/k/a ORCIC Senior Loan Fund, LLC)(21)(22)(25)(29)(31)	LLC Interest	N/A	N/A	261,433	$261,433	$273,441	3.1%
					261,433	273,441	3.1%
Total controlled/affiliated portfolio company equity investments					$475,029	$487,051	5.6%
Total controlled/affiliated portfolio company investments					$561,528	$573,550	6.5%
Total Investments					$16,571,443	$16,662,093	186.6%

	Interest Rate Swaps as of December 31, 2023
	Company Receives	Company Pays	Maturity Date	Notional Amount	Fair Value	Upfront Payments/Receipts	Change in Unrealized Appreciation/(Depreciation)	Hedged Instrument	Footnote Reference
Interest rate swap(a)(b)	7.75%	SR + 3.84%	9/16/2027	$600,000	$6,503	$—	$2,500	September 2027 Notes	Note 5
Interest rate swap(a)(b)	7.75%	SR + 3.65%	1/15/2029	$550,000	$12,147	$—	$12,147	January 2029 Notes	Note 5
Total				$1,150,000
__________________
(a)Contains a variable rate structure. Bears interest at a rate determined by SOFR.
(b)Instrument is used in a hedge accounting relationship. The associated change in fair value is recorded along with the change in fair value of the hedging item within interest expense.
__________________
(1)Certain portfolio company investments are subject to contractual restrictions on sales.
(2)Unless otherwise indicated, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.
(3)Unless otherwise indicated, all investments are considered Level 3 investments.
(4)The amortized cost represents the original cost adjusted for the amortization and accretion of premiums and discounts, as applicable, on debt investments using the effective interest method.
(5)Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR), Euro Interbank Offered Rate (“EURIBOR” or “E”), Canadian Dollar Offered Rate (“CDOR” or “C”) (which can include one- or three-month CDOR), Sterling (SP) Overnight Interbank Average Rate (“SONIA” or “SA”) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate (“Prime” or “P”), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(6)The interest rate on these investments is subject to 1 month SOFR, which as of December 31, 2023 was 5.35%.

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)
(7)The interest rate on these investments is subject to 3 month SOFR, which as of December 31, 2023 was 5.33%.
(8)The interest rate on these investments is subject to 6 month SOFR, which as of December 31, 2023 was 5.16%.
(9)The interest rate on these investments is subject to 3 month CDOR, which as of December 31, 2023 was 5.45%.
(10)The interest rate on these investments is subject to 3 month EURIBOR, which as of December 31, 2023 was 3.91%.
(11)The interest rate on these investments is subject to 6 month EURIBOR, which as of December 31, 2023 was 3.86%.
(12)The interest rate on these investments is subject to SONIA, which as of December 31, 2023 was 5.19%.
(13)The interest rate on these investments is subject to Prime, which as of December 31, 2023 was 8.50%.
(14)Investment does not contain a variable rate structure.
(15)Position or portion thereof is an unfunded loan or equity commitment. See Note 7 “Commitments and Contingencies”.
(16)The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.
(17)The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.
(18)Unless otherwise indicated, represents a co-investment made with the Company’s affiliates in accordance with the terms of exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Agreements and Related Party Transactions”.
(19)This portfolio company was not a co-investment made with the Company’s affiliates in accordance with the terms of exemptive relief that the Company received from the U.S. Securities and Exchange Commission.
(20)Level 2 Investment.
(21)This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. As of December 31, 2023, non-qualifying assets represented 13.0% of total assets as calculated in accordance with the regulatory requirements.
(22)Security acquired in transaction exempt from registration under the Securities Act of 1933, and may be deemed to be “restricted security” under the Securities Act. As of December 31, 2023, the aggregate fair value of these securities is $1.44 billion, or 16.2% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Portfolio Company	Investment	Acquisition Date
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC**	LLC Interest	July 1, 2022
AAM Series 2.1 Aviation Feeder, LLC**	LLC Interest	July 1, 2022
Accelerate Topco Holdings, LLC	Common Units	September 1, 2022
Amergin Asset Management, LLC**	Class A Units	July 1, 2022
ASP Conair Holdings LP	Class A Units	May 17, 2021
Associations Finance, Inc.	Preferred Stock	June 10, 2022
Associations Finance, Inc.	Preferred Stock	April 10, 2023
BCTO WIW Holdings, Inc. (dba When I Work)	Class A Common Stock	November 2, 2021
BEHP Co-Investor II, L.P.	LP Interest	May 6, 2022
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi)	Common Units	October 1, 2021
CD&R Value Building Partners I, L.P. (dba Belron)	LP Interest	December 2, 2021
Denali Holding LP (dba Summit Companies)	Class A Units	September 14, 2021
Dodge Construction Network Holdings, L.P.	Class A-2 Common Units	February 23, 2022
Dodge Construction Network Holdings, L.P.	Series A Preferred Units	February 23, 2022
Elliott Alto Co-Investor Aggregator L.P.	LP Interest	September 28, 2022
Evology LLC	Class B Units	January 21, 2022
Evolution Parent, LP (dba SIAA)	LP Interest	April 30, 2021
Fifth Season Investments LLC**	Class A Units	October 17, 2022
Gloves Holdings, LP (dba Protective Industrial Products)	LP Interest	December 28, 2020
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway)	LP Interest	December 16, 2021
Hercules Buyer, LLC (dba The Vincit Group)	Common Units	December 15, 2020
Hissho Sushi Holdings, LLC	Class A Units	May 17, 2022
Hockey Parent Holdings, L.P.	Class A Units	September 14, 2023
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC)	LP Interest	June 8, 2022
Knockout Intermediate Holdings I Inc. (dba Kaseya)	Perpetual Preferred Stock	June 22, 2022
KOBHG Holdings, L.P. (dba OB Hospitalist)	Class A Interests	September 27, 2021
KPCI Holdings, L.P.	Class A Units	November 25, 2020
KWOL Acquisition Inc.	Common stock	December 12, 2023
LSI Financing 1 DAC**	Preferred equity	December 14, 2022
Maia Aggregator, LP	Class A-2 Units	February 1, 2022
MessageBird Holding B.V.	Extended Series C Warrants	May 5, 2021
Metis HoldCo, Inc. (dba Mavis Tire Express Services)	Series A Convertible Preferred Stock	May 3, 2021
Minerva Holdco, Inc.	Series A Preferred Stock	February 14, 2022

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Portfolio Company	Investment	Acquisition Date
Orange Blossom Parent, Inc.	Common Equity	July 29, 2022
Blue Owl Credit Income Senior Loan Fund, LLC (f/k/a ORCIC Senior Loan Fund, LLC)*	LLC Interest	November 2, 2022
Patriot Holdings SCSp (dba Corza Health, Inc.)	Class A Units	January 29, 2021
Patriot Holdings SCSp (dba Corza Health, Inc.)	Class B Units	January 29, 2021
PCF Holdco, LLC (dba PCF Insurance Services)	Preferred equity	February 13, 2023
PCF Holdco, LLC (dba PCF Insurance Services)	Class A Units	November 1, 2021
PCF Holdco, LLC (dba PCF Insurance Services)	Class A Unit Warrants	February 13, 2023
Picard Holdco, Inc.	Series A Preferred Stock	September 29, 2022
Project Alpine Co-Invest Fund, L.P.	LP Interest	June 13, 2022
Project Hotel California Co-Invest Fund, L.P.	LP Interest	August 9, 2022
Rhea Acquisition Holdings, LP	Series A-2 Units	February 18, 2022
Romulus Intermediate Holdings 1 Inc. (dba PetVet)	Series A Preferred Stock	November 15, 2023
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand)	Series A Preferred Stock	October 14, 2021
Thunder Topco L.P. (dba Vector Solutions)	Common Units	June 30, 2021
Vestwell Holdings, Inc.	Series D Preferred Stock	December 20, 2023
Walker Edison Holdco LLC	Common Equity	March 1, 2023
WMC Bidco, Inc. (dba West Monroe)	Senior Preferred Stock	November 8, 2021
WP Irving Co-Invest, L.P.	Partnership Units	May 18, 2022
XOMA Corporation	Warrants	December 15, 2023
Zoro TopCo, Inc.	Class A Common Units	November 22, 2022
Zoro TopCo, Inc.	Series A Preferred Stock	November 22, 2022
__________________
*Refer to Note 4 “Investments - OCIC SLF LLC”, for further information.
**Refer to Note 3 “Agreements and Related Party Transactions - Controlled/Affiliated Portfolio Companies”.
(23)As of December 31, 2023, the net estimated unrealized gain on investments for U.S. federal income tax purposes was $155.0 million based on a tax cost basis of $16.50 billion. As of December 31, 2023, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $24.1 million. As of December 31, 2023, the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $179.1 million.
(24)Investment is non-income producing.
(25)Investment is not pledged as collateral under the Revolving Credit Facility, SPV Asset Facilities and CLOs.
(26)We invest in this portfolio company through underlying blocker entities Hercules Blocker 1 LLC, Hercules Blocker 2 LLC, Hercules Blocker 3 LLC, Hercules Blocker 4 LLC, and Hercules Blocker 5 LLC.
(27)Unless otherwise indicated, the Company’s portfolio companies are pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility, SPV Asset Facilities and CLOs. See Note 5 “Debt”.
(28)As defined in the 1940 Act, the Company is deemed to be an “affiliated person” of this portfolio company as the Company owns more than 5% but less than 25% of the portfolio company’s voting securities or has the power to exercise control over management or policies of such portfolio company, including through a management agreement (“non-controlled affiliate”). Transactions related to investments in non-controlled affiliates for the year ended December 31, 2023 were as follows:

Company	Fair value as of December 31, 2022	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair value as of December 31, 2023	Dividend Income	Interest Income	Other Income
LSI Financing 1 DAC	$6,175	$73,099	$(6,952)	$6,084	$—	$78,406	$774	$—	$—
Total	$6,175	$73,099	$(6,952)	$6,084	$—	$78,406	$774	$—	$—
__________________
(a)Gross additions may include increases in the cost basis of investments resulting from new investments, amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing portfolio company into this controlled affiliated category from a different category.
(b)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.
(29)As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” and has “Control” of this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)
management or policies of such portfolio company, including through a management agreement (“controlled affiliate”). The Company’s investment in controlled affiliates for the period ended December 31, 2023 were as follows:

Company	Fair value as of December 31, 2022	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair value as of December 31, 2023	Dividend Income	Interest and PIK Income	Other Income
AAM Series 2.1 Aviation Feeder, LLC(c)	$1,568	$76,909	$—	$(1)	$—	$78,476	$—	$617	$—
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(c)	—	64,806	—	33	—	64,839	—	1,899	—
Fifth Season Investments LLC	89,680	67,131	—	(17)	—	156,794	4,963	—	—
Blue Owl Credit Income Senior Loan Fund, LLC	140,394	119,658	—	13,389	—	273,441	31,396	—	—
Total	$231,642	$328,504	$—	$13,404	$—	$573,550	$36,359	$2,516	$—
__________________
(a)Gross additions may include increases in the cost basis of investments resulting from new investments, amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing portfolio company into this controlled affiliated category from a different category.
(b)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.
(c)In connection with its investment in AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC and AAM Series 2.1 Aviation Feeder, LLC (collectively, “Amergin AssetCo”) the Company made a minority investment in Amergin Asset Management, LLC which has entered into a Servicing Agreement with Amergin AssetCo.
(30)Investment was on non-accrual status as of December 31, 2023.
(31)Investment measured at net asset value (“NAV”).
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Consolidated Statements of Changes in Net Assets
(Amounts in thousands)
(Unaudited)

	For the Three Months Ended March 31,
	2024	2023
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$274,126	$165,575
Net change in unrealized gain (loss)	1,615	64,035
Net realized gain (loss) on investments	(3,371)	(4,577)
Net Increase (Decrease) in Net Assets Resulting from Operations	272,370	225,033
Distributions
Class S	(79,823)	(42,432)
Class D	(9,957)	(11,218)
Class I	(153,736)	(79,924)
Net Decrease in Net Assets Resulting from Shareholders’ Distributions	(243,516)	(133,574)
Capital Share Transactions
Class S:
Issuance of shares of common stock	437,596	160,775
Share transfers between classes(1)	(687)	—
Repurchase of common shares	(33,826)	(21,643)
Reinvestment of shareholders’ distributions	32,710	15,832
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class S	435,793	154,964
Class D:
Issuance of shares of common stock	34,691	46,175
Share transfers between classes(1)	(338,702)	—
Repurchase of common shares	(26,354)	(3,453)
Reinvestment of shareholders’ distributions	5,238	4,787
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class D	(325,127)	47,509
Class I:
Issuance of shares of common stock	827,014	368,008
Share transfers between classes(1)	339,389	—
Repurchase of common shares	(81,994)	(68,024)
Reinvestment of shareholders’ distributions	61,289	28,728
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class I	1,145,698	328,712
Total Increase (Decrease) in Net Assets	1,285,218	622,644
Net Assets, at beginning of period	8,892,546	5,249,753
Net Assets, at end of period	$10,177,764	$5,872,397
__________________
(1)In certain cases, and subject to Blue Owl Securities LLC’s (d/b/a Blue Owl Securities) (the “Dealer Manager”) approval, including in situations where a holder of Class S or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged into an equivalent net asset value amount of Class I shares.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Consolidated Statements of Cash Flows
(Amounts in thousands)
(Unaudited)

	For the Three Months Ended March 31,
	2024	2023
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$272,370	$225,033
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments, net	(3,044,601)	(858,378)
Proceeds from investments and investment repayments, net	775,095	78,272
Net change in unrealized (gain) loss on investments	(1,898)	(63,904)
Net change in unrealized (gain) loss on interest rate swap attributed to unsecured notes	(27,128)	(676)
Net change in unrealized (gain) loss on translation of assets and liabilities in foreign currencies	291	(138)
Net change in unrealized (gain) loss on Income tax (provision) benefit	(8)	7
Net realized (gain) loss on investments	3,447	4,577
Net realized (gain) loss on foreign currency transactions relating to investments	(76)	—
Paid-in-kind interest and dividends	(40,769)	(33,563)
Net amortization/accretion of premium/discount on investments	(22,178)	(6,804)
Amortization of debt issuance costs	6,281	3,697
Amortization of offering costs	1,251	613
Changes in operating assets and liabilities:
(Increase) decrease in interest receivable	(23,293)	(1,766)
(Increase) decrease in receivable from controlled affiliates	(2,678)	—
(Increase) decrease in receivable for investments sold	20,619	—
(Increase) decrease in due from affiliates	—	20,202
(Increase) decrease in prepaid expenses and other assets	(1,897)	(320)
Increase (decrease) in payable for investments purchased	137,293	71,999
Increase (decrease) in payables to affiliates	6,512	509
Increase (decrease) in accrued expenses and other liabilities	33,152	(28,398)
Net cash used in operating activities	(1,908,215)	(589,038)
Cash Flows from Financing Activities
Borrowings on debt	4,176,729	992,000
Repayments of debt	(3,048,000)	(545,000)
Debt issuance costs	(27,281)	(3,532)
Repurchase of common stock	(113,988)	(110,836)
Proceeds from issuance of common shares	1,299,301	574,958
Distributions paid to shareholders	(130,954)	(79,748)
Net cash provided by financing activities	2,155,807	827,842
Net increase (decrease) in cash and restricted cash, including foreign cash (restricted cash of $71,589 and $(6,000), respectively)	247,592	238,804
Cash and restricted cash, including foreign cash, beginning of period (restricted cash of $40,872 and $23,000, respectively)	415,384	225,247
Cash and restricted cash, including foreign cash, end of period (restricted cash of $112,461 and $17,000, respectively)	$662,976	$464,051
Supplemental and Non-Cash Information
Interest paid during the period	$158,336	$112,416
Distributions declared during the period	$243,516	$133,574
Reinvestment of distributions during the period	$99,237	$49,347
Taxes, including excise tax, paid during the period	$11	$—
Distributions payable	$107,255	$41,515
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
(Unaudited)

Note 1. Organization and Principal Business
Blue Owl Credit Income Corp. (the “Company”) is a Maryland corporation formed on April 22, 2020. The Company was formed primarily to originate and make loans to, and make debt and equity investments in, U.S. middle market companies. The Company’s investment objective is to generate current income and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. The Company invests in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities which include common and preferred stock, securities convertible into common stock, and warrants. The Company may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets, which are often referred to as “junk” investments. The target credit investments will typically have maturities between three and ten years and generally range in size between $10 million and $125 million, although the investment size will vary with the size of the Company’s capital base. The Company intends, under normal circumstances, to invest directly, or indirectly through its investment in OCIC SLF LLC (f/k/a Blue Owl Credit Income Senior Loan Fund LLC) (“OCIC SLF”) or any similarly situated companies, at least 80% of the value of its total assets in credit investments. The Company defines “credit” to mean debt investments made in exchange for regular interest payments.
The Company is an externally managed closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has elected to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Because the Company has elected to be regulated as a BDC and as a RIC under the Code, the Company's portfolio is subject to diversification and other requirements.
In November 2020, the Company commenced operations and made its first portfolio company investment. On October 23, 2020, the Company formed a wholly-owned subsidiary, OR Lending IC LLC, a Delaware limited liability company, which holds a California finance lenders license. OR Lending IC LLC makes loans to borrowers headquartered in California. From time to time the Company may form wholly-owned subsidiaries to facilitate the normal course of business.
The Company is managed by Blue Owl Credit Advisors LLC (the “Adviser”). The Adviser is an indirect affiliate of Blue Owl Capital Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform which focuses on direct lending. The Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Blue Owl consists of three divisions: (1) Credit, which focuses on direct lending, (2) GP Strategic Capital, which focuses on providing capital to institutional alternative asset managers and (3) Real Estate, which focuses on triple net lease real estate strategies. Subject to the overall supervision of the Company’s board of directors (the “Board”), the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, the Company.
The Company received an exemptive order that permits it to offer multiple classes of shares of common stock and to impose asset-based servicing and distribution fees and early withdrawal fees. On November 12, 2020, the Company commenced its initial public offering pursuant to which it offered, on a continuous basis, $2,500,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock. On February 14, 2022, the Company commenced it’s follow-on offering, on a continuous basis, pursuant to which it is currently offering of up to $13,500,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock. The share classes have different upfront selling commissions and ongoing servicing fees. Each class of common stock will be offered through Blue Owl Securities LLC (d/b/a Blue Owl Securities) (the “Dealer Manager” or “Blue Owl Securities”). The Dealer Manager is entitled to receive upfront selling commissions of up to 3.50% of the offering price of each Class S share sold in the offering and 1.50% of the offering price of each Class D share sold. Class I shares are not subject to upfront selling commissions. Any upfront selling commissions for the Class S shares and Class D shares sold in the offering will be deducted from the purchase price. Class S, Class D and Class I shares were offered at initial purchase prices per shares of $10.35, $10.15 and $10.00, respectively. Currently, the purchase price per share for each class of common stock varies, but will not be sold at a price below the Company’s net asset

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
value per share of such class, as determined in accordance with the Company’s share pricing policy, plus applicable upfront selling commissions. The Company also engages in private placement offerings of its common stock.
On September 30, 2020, the Adviser purchased 100 shares of the Company’s Class I common stock at $10.00 per share, which represented the initial public offering price of such shares. The Adviser will not tender these shares for repurchase as long as Blue Owl Credit Advisors LLC remains the investment adviser of Blue Owl Credit Income Corp. There is no current intention for Blue Owl Credit Advisors LLC to discontinue its role.
Since meeting the minimum offering requirement and commencing its continuous public offering through March 31, 2024, the Company has issued 373,781,589 shares of Class S common stock, 79,652,941 shares of Class D common stock and 644,767,597 shares of Class I common stock, exclusive of any tender offers and shares issued pursuant to our distribution reinvestment plan, for gross proceeds of $3.50 billion, $0.74 billion and $5.98 billion, respectively, including $1,000 of seed capital contributed by its Adviser in September of 2020, $25.0 million in gross proceeds raised from an entity affiliated with the Adviser and 36,013,591 shares of Class I common stock issued in a private placement to feeder vehicles primarily created to hold the Company’s Class I shares for gross proceeds of approximately $0.34 billion.
Note 2. Significant Accounting Policies
Basis of Presentation
The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. In the opinion of management, all adjustments considered necessary for the fair presentation of the consolidated financial statements have been included.
Use of Estimates
The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates and such differences could be material.
Cash and Restricted Cash
Cash consists of deposits held at a custodian bank and restricted cash pledged as collateral. Cash is carried at cost, which approximates fair value. The Company deposits its cash with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.
Consolidation
As provided under Regulation S-X and ASC Topic 946—Financial Services—Investment Companies, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company or controlled operating company whose business consists of providing services to the Company.
The Company does not consolidate its equity interests in AAM Series 1.1 Rail and Domestic Intermodal Feeder, Fifth Season, LLC and AAM Series 2.1 Aviation Feeder, LLC (collectively, “Amergin AssetCo”) and since November 2, 2022 has not consolidated its equity position in OCIC SLF. OCIC SLF was formed as a wholly-owned subsidiary of the Company and commenced operations on February 14, 2022. On November 2, 2022, the Company and State Teachers Retirement System of Ohio (“OSTRS” and together with the Company, the “Members” and each, a “Member”) entered into an Amended and Restated Limited Liability Company Agreement to co-manage OCIC SLF as a joint venture. See Note 3 “Agreements and Related Party Transactions - Controlled/Affiliated Portfolio Companies”.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Investments at Fair Value
Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period. Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Pursuant to Rule 2a-5, the Board designated the Adviser as the Company’s valuation designee to perform fair value determinations relating to the value of assets held by the Company for which market quotations are not readily available.
Investments for which market quotations are readily available are typically valued at the average bid price of those market quotations. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Adviser, as the valuation designee, based on, among other things, the input of the independent third-party valuation firm(s) engaged at the direction of the Adviser.
As part of the valuation process, the Adviser, as the valuation designee, takes into account relevant factors in determining the fair value of the Company’s investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase or sale transaction, public offering or subsequent equity sale occurs, the Adviser, as the valuation designee, considers whether the pricing indicated by the external event corroborates its valuation.
The Adviser, as the valuation designee, undertakes a multi-step valuation process, which includes, among other procedures, the following:
•With respect to investments for which market quotations are readily available, those investments will typically be valued at the average bid price of those market quotations;
•With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser’s valuation committee;
•Preliminary valuation conclusions are documented and discussed with the Adviser’s valuation committee;
•The Adviser, as the valuation designee, reviews the recommended valuations and determines the fair value of each investment;
•Each quarter, the Adviser, as the valuation designee, will provide the Audit Committee a summary or description of material fair value matters that occurred in the prior quarter and on an annual basis, the Adviser, as the valuation designee, will provide the Audit Committee with a written assessment of the adequacy and effectiveness of its fair value process; and
•The Audit Committee oversees the valuation designee and will report to the Board on any valuation matters requiring the Board’s attention.
The Company conducts this valuation process on a quarterly basis.
The Company applies Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Company considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:
•Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.
•Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfer occurs. In addition to using the above inputs in investment valuations, the Company applies the valuation policy approved by its Board that is consistent with ASC 820. Consistent with the valuation policy, the Adviser, as the valuation designee, evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (such as broker quotes), the Adviser, as the valuation designee, subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Adviser, as the valuation designee, or the independent valuation firm(s), reviews pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
The Company applies the practical expedient provided by the ASC Topic 820 relating to investments in certain entities that calculate net asset value per share (or its equivalent). ASC Topic 820 permits an entity holding investments in certain entities that either are investment companies, or have attributes similar to an investment company, and calculate NAV per share or its equivalent for which the fair value is not readily determinable, to measure the fair value of such investments on the basis of that NAV per share, or its equivalent, without adjustment. Investments which are valued using NAV per share as a practical expedient are not categorized within the fair value hierarchy as per ASC Topic 820.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.
Financial and Derivative Instruments
Pursuant to ASC 815 Derivatives and Hedging, all derivative instruments entered into by the Company are designated as hedging instruments. For all derivative instruments designated as a hedge, the entire change in the fair value of the hedging instrument shall be recorded in the same line item of the Consolidated Statements of Operations as the hedged item. The Company’s derivative instruments are used to hedge the Company’s fixed rate debt, and therefore both the periodic payment and the change in fair value for the effective hedge, if applicable, will be

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
recognized as components of interest expense in the Consolidated Statements of Operations. Fair value is estimated by discounting remaining payments using applicable current market rates, or market quotes, if available. Rule 18f-4 requires BDCs that use derivatives to, among other things, comply with a value-at-risk leverage limit, adopt a derivatives risk management program, and implement certain testing and board reporting procedures. Rule 18f-4 provides that a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. Pursuant to Rule 18f-4, when we trade reverse repurchase agreements or similar financing transactions, including certain tender option bonds, we need to aggregate the amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating our asset coverage ratio. Rule 18f-4 exempts BDCs that qualify as “limited derivatives users” from the aforementioned requirements, provided that these BDCs adopt written policies and procedures that are reasonably designed to manage the BDC’s derivatives risks and comply with certain recordkeeping requirements. The Company currently qualifies as a “limited derivatives user” and expects to continue to do so. The Company has adopted a derivatives policy and complies with the recordkeeping requirements of Rule 18f-4.
Foreign Currency
Foreign currency amounts are translated into U.S. dollars on the following basis:
•cash, fair value of investments, outstanding debt, other assets and liabilities: at the spot exchange rate on the last business day of the period; and
•purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.
The Company includes net changes in fair values on investments held resulting from foreign exchange rate fluctuations with the change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations. The Company’s current approach to hedging the foreign currency exposure in its non-U.S. dollar denominated investments is primarily to borrow the par amount in local currency under the Company’s Revolving Credit Facility and SPV Asset Facilities to fund these investments. Fluctuations arising from the translation of foreign currency borrowings are included with the net change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations.
Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.
Interest and Dividend Income Recognition
Interest income is recorded on the accrual basis and includes accretion and amortization of discounts or premiums. Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK interest and dividends represent accrued interest or dividends that are added to the principal amount or liquidation amount of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or at the occurrence of a liquidation event. For the three months ended March 31, 2024, PIK interest and PIK dividend income earned was $44.8 million representing 8.5% of total investment income. For the three months ended March 31, 2023, PIK interest and PIK dividend income earned was $33.0 million representing 10.8% of total investment income.
Discounts and premiums to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the amortization and accretion of discounts or premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. If at any point the Company believes PIK interest is not expected to be realized, the investment generating PIK interest will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest income. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.
Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.
Other Income
From time to time, the Company may receive fees for services provided to portfolio companies. These fees are generally only available to the Company as a result of closing investments, are generally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Adviser provides vary by investment, but can include closing, work, diligence or other similar fees and fees for providing managerial assistance to the Company’s portfolio companies.
Organization Expenses
Costs associated with the organization of the Company are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Company.
Offering Expenses
Costs associated with the offering of common shares of the Company are capitalized as deferred offering expenses and are included in prepaid expenses and other assets in the Consolidated Statements of Assets and Liabilities and are amortized over a twelve-month period from incurrence. Expenses for any additional offerings are deferred and amortized as incurred. These expenses consist primarily of legal fees and other costs incurred in connection with the Company’s share offerings, the preparation of the Company’s registration statement, and registration fees.
Debt Issuance Costs
The Company records origination and other expenses related to its debt obligations as debt issuance costs. These expenses are deferred and amortized utilizing the effective yield method, over the life of the related debt instrument. Debt issuance costs are presented on the Consolidated Statements of Assets and Liabilities as a direct deduction from the debt liability. In circumstances in which there is not an associated debt liability amount recorded in the consolidated financial statements when the debt issuance costs are incurred, such debt issuance costs will be reported on the Consolidated Statements of Assets and Liabilities as an asset until the debt liability is recorded.
Reimbursement of Transaction-Related Expenses
The Company may receive reimbursement for certain transaction-related expenses in pursuing investments. Transaction-related expenses, which are generally expected to be reimbursed by the Company’s portfolio companies, are typically deferred until the transaction is consummated and are recorded in prepaid expenses and other assets on the date incurred. The costs of successfully completed investments not otherwise reimbursed are borne by the Company and are included as a component of the investment’s cost basis.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Cash advances received in respect of transaction-related expenses are recorded as cash with an offset to accrued expenses and other liabilities. Accrued expenses and other liabilities are relieved as reimbursable expenses are incurred.
Income Taxes
The Company has elected to be treated as a RIC under the Code beginning with the taxable year ended December 31, 2020 and intends to qualify as a RIC annually. So long as the Company obtains and maintains its tax treatment as a RIC, it generally will not pay U.S. federal income taxes at corporate rates on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Instead, any tax liability related to income earned and distributed by the Company represents obligations of the Company’s investors and will not be reflected in the consolidated financial statements of the Company.
To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must generally distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses. In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.
Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.
The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. There were no material uncertain income tax positions through December 31, 2023. As applicable, the Company’s prior three tax years remain subject to examination by U.S. federal, state and local tax authorities.
Income and Expense Allocations
Income and realized and unrealized capital gains and losses are allocated to each class of shares of the Company on the basis of the aggregate net asset value of that class in relation to the aggregate net asset value of the Company.
Expenses that are common to all share classes are borne by each class of shares based on the net assets of the Company attributable to each class. Expenses that are specific to a class of shares are allocated to such class either directly or through the servicing fees paid pursuant to the Company’s distribution plan. See Note 3. “Agreements and Related Party Transactions – Shareholder Servicing Plan.”
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the record date. The amount to be distributed is determined by the Board and is generally based upon the earnings estimated by the Adviser. In addition, the Board may consider the level of undistributed taxable income carried forward from the prior year for distribution in the current year. Net realized long-term capital gains, if any, would be generally distributed at least annually although the Company may decide to retain such capital gains for investment.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Subject to the Company’s board of directors’ discretion and applicable legal restrictions, the Company intends to authorize and declare cash distributions to the Company’s shareholders on a monthly or quarterly basis and pay such distributions on a monthly basis. The per share amount of distributions for Class S, Class D, and Class I shares will differ because of different allocations of class-specific expenses. Specifically, because the ongoing servicing fees are calculated based on the Company’s net asset value for the Company’s Class S and Class D shares, the ongoing service fees will reduce the net asset value or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under the Company’s distribution reinvestment plan. As a result, the distributions on Class S shares and Class D shares may be lower than the distributions on Class I shares.
The Company has adopted a distribution reinvestment plan which was amended and restated on May 6, 2024. The amended and restated distribution reinvestment plan provides for reinvestment of any cash distributions on behalf of shareholders who have enrolled in the distribution reinvestment plan. As a result, if the Board authorizes and declares a cash distribution, then the shareholders who have enrolled in the distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution. The Company expects to use newly issued shares to implement the distribution reinvestment plan.
New Accounting Pronouncements
In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, “Reference Rate Reform (Topic 848),” which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. In December 2022, the FASB issued ASU No. 2022-06, “Reference Rate Reform (Topic 848),” which extended the transition period provided under ASU No. 2020-04 and 2021-01 for all entities from December 31, 2022 to December 31, 2024.
In June 2022, the FASB issued ASU No. 2022-03, “Fair Value Measurement (Topic 820),” which clarifies the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The amendments affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 is effective for public business entities for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. An entity that qualifies as an investment company under Topic 946 should apply the amendments in ASU No. 2022-03 to an investment in an equity security subject to a contractual sale restriction that is executed or modified on or after the date of adoption. Management has adopted the aforementioned accounting pronouncement and concluded that it does not have a material effect on the accompanying consolidated financial statements.
In December 2023, the FASB issued ASU No. 2023-09, “Income Taxes (Topic 740),” which updates income tax disclosure requirements related to rate reconciliation, income taxes paid and other disclosures. ASU 2023-09 is effective for public business entities for fiscal years beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The Company is currently evaluating the impact of adopting ASU No. 2023-09 on the consolidated financial statements.
Other than the aforementioned guidance, the Company’s management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying consolidated financial statements.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Note 3. Agreements and Related Party Transactions
As of March 31, 2024, the Company had payables to affiliates of $61.1 million, comprised of $46.7 million of accrued performance based incentive fees, $10.0 million of management fees, and $4.4 million of costs and expenses reimbursable to the Adviser pursuant to the Administration Agreement. As of December 31, 2023, the Company had payables to affiliates of $54.5 million, comprised of $43.9 million of accrued performance based incentive fees, $8.6 million of management fees, and $2.0 million of costs and expenses reimbursable to the Adviser pursuant to the Administration Agreement.
Administration Agreement
The Company has entered into an amended and restated Administration Agreement (the “Administration Agreement”) with the Adviser. The Administration Agreement became effective on May 18, 2021. Under the terms of the Administration Agreement, the Adviser performs, or oversees the performance of, required administrative services, which include providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses, and the performance of administrative and professional services rendered by others.
The Administration Agreement also provides that the Company reimburses the Adviser for certain organization costs incurred prior to the commencement of the Company’s operations, and for certain offering costs.
The Company reimburses the Adviser for services performed for it pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Adviser for any services performed for it by such affiliate or third party.
Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from the date it first became effective, and will remain in effect and from year to year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent directors. On May 6, 2024, the Board approved the continuation of the Administration Agreement.
The Administration Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company (as defined in the 1940 Act), or by the vote of a majority of the Board or by the Adviser.
No person who is an officer, director, or employee of the Adviser or its affiliates and who serves as a director of the Company receives any compensation from the Company for his or her services as a director. However, the Company reimburses the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser or its affiliates to the Company’s Chief Compliance Officer, Chief Financial Officer and their respective staffs (based on the percentage of time those individuals devote, on an estimated basis, to the business and affairs of the Company). Directors who are not affiliated with the Adviser receive compensation for their services and reimbursement of expenses incurred to attend meetings.
For the three months ended March 31, 2024, and 2023 the Company incurred expenses of approximately $1.3 million, and $1.0 million, respectively, for costs and expenses reimbursable to the Adviser under the terms of the Administration Agreement.
Investment Advisory Agreement
The Company has entered into an amended and restated Investment Advisory Agreement (the “Investment Advisory Agreement”) with the Adviser. The Investment Advisory Agreement became effective on May 18, 2021. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the Company’s business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring its investments, and monitoring its portfolio companies on an ongoing basis through a team of investment professionals.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The Adviser’s services under the Investment Advisory Agreement are not exclusive, and accordingly, the Adviser may provide similar services to others.
Under the terms of the Investment Advisory Agreement, the Company pays the Adviser a base management fee and may also pay a performance based incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the Company’s shareholders.
Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for two years from the date it first became effective, and will remain in effect and from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, by a majority of independent directors. On May 6, 2024, the Board approved the continuation of the Investment Advisory Agreement.
The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of penalty, the Company may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board of Directors or the shareholders holding a majority (as defined under the 1940 Act) of the outstanding shares of the Company’s common stock or the Adviser. In addition, without payment of any penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 120 days’ written notice.
From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.
The base management fee is payable monthly in arrears. The base management fee is calculated at an annual rate of 1.25% based on the average value of the Company’s net assets at the end of the two most recently completed calendar months. All or part of the base management fee not taken as to any month will be deferred without interest and may be taken in any such month prior to the occurrence of a liquidity event. Base management fees for any partial month are prorated based on the number of days in the month. On September 30, 2020 and February 23, 2021, the Adviser agreed to waive 100% of the base management fee for the quarters ended December 31, 2020 and March 31, 2021, respectively. Any portion of management fees waived shall not be subject to recoupment.
For the three months ended March 31, 2024, management fees were $28.5 million. For the three months ended March 31, 2023, management fees were $16.9 million.
Pursuant to the Investment Advisory Agreement, the Adviser is entitled to an incentive fee. The incentive fee consists of two parts: (i) an incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.
The incentive fee on income will be calculated and payable quarterly in arrears and will be based upon the Company’s pre- incentive fee net investment income for the immediately preceding calendar quarter. In the case of a liquidation of the Company or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event.
The incentive fee on income for each calendar quarter will be calculated as follows:
•No incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.25% of the Company’s net asset value for that immediately preceding calendar quarter. The Company refers to this as the quarterly preferred return.
•All of the Company’s pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 1.43%, which the Company refers to as the upper level breakpoint, of the Company’s net asset value for that immediately preceding calendar quarter, will be payable to the

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
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Company’s Adviser. The Company refers to this portion of the incentive fee on income as the “catch-up.” It is intended to provide an incentive fee of 12.50% on all of the Company’s pre-incentive fee net investment income when the pre-incentive fee net investment income reaches 1.43% of the Company’s net asset value for that calendar quarter, measured as of the end of the immediately preceding calendar quarter. The quarterly preferred return of 1.25% and upper level breakpoint of 1.43% are also adjusted for the actual number of days each calendar quarter.
•For any quarter in which the Company’s pre-incentive fee net investment income exceeds the upper level break point of 1.43% of the Company’s net asset value for that immediately preceding calendar quarter, the incentive fee on income will equal 12.50% of the amount of the Company’s pre-incentive fee net investment income, because the quarterly preferred return and catch up will have been achieved.
•Pre-incentive fee net investment income is defined as investment income and any other income, accrued during the calendar quarter, minus operating expenses for the quarter, including the base management fee, expenses payable under the Investment Advisory Agreement and the Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any expense support payments or any reimbursement by the Company of expense support payments, or any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
The second component of the incentive fee, the “Capital Gains Incentive Fee”, will be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. In the case of a liquidation, or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal (i) 12.50% of the Company’s realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less (ii) the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. GAAP. The Company will accrue but will not pay a Capital Gains Incentive Fee with respect to unrealized appreciation because a Capital Gains Incentive Fee would be owed to the Adviser if the Company was to sell the relevant investment and realize a capital gain. In no event will the incentive fee on capital gains payable pursuant hereto be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
For the three months ended March 31, 2024, and 2023, the Company incurred performance based incentive fees on net investment income of $39.1 million, and $23.7 million, respectively.
For the three months ended March 31, 2024, the Company recorded a reversal of previously recorded performance based incentive fees based on capital gains of $0.2 million. For the three months ended March 31, 2023, the Company did not incur performance based incentive fees based on capital gains.
Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive up to 1.5% of gross offering proceeds raised in the continuous public offering until all organization and offering costs paid by the Adviser or its affiliates have been recovered. The Company bears all other expenses of its operations and transactions including, without limitation, those relating to: expenses deemed to be “organization and offering expenses” for purposes of Conduct Rule 2310(a)(12) of Financial Industry Regulatory Authority (exclusive of commissions, the dealer manager fee, any discounts and other similar expenses paid by investors at the time of sale of the Company’s stock); the cost of corporate and organizational expenses relating to offerings of shares of common stock, subject to limitations included in the Investment Advisory Agreement; the cost of calculating the Company’s net asset value, including the cost of any third-party valuation services; the cost of effecting any sales and repurchases of the common stock and other securities; fees and expenses payable under any dealer manager agreements, if any; debt service and other costs of borrowings or other financing arrangements; costs of hedging; expenses, including travel expense, incurred by the Adviser, or members of the Investment Team, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, enforcing the Company’s rights; escrow agent, transfer agent and custodial fees and expenses; fees and expenses associated with marketing efforts; federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies; federal, state and local taxes; independent directors’ fees and expenses, including certain travel expenses; costs of

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration fees, listing fees and licenses, and the compensation of professionals responsible for the preparation of the foregoing; the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs); the costs of any shareholder or director meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters; commissions and other compensation payable to brokers or dealers; research and market data; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone and staff; fees and expenses associated with independent audits, outside legal and consulting costs; costs of winding up; costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Company’s assets for tax or other purposes; extraordinary expenses (such as litigation or indemnification); and costs associated with reporting and compliance obligations under the Advisers Act and applicable federal and state securities laws. Notwithstanding anything to the contrary contained herein, the Company shall reimburse the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser (or its affiliates) to the Company’s Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to the business affairs of the Company). Any such reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates. The Adviser is responsible for the payment of the Company’s organization and offering expenses to the extent that these expenses exceed 1.5% of the aggregate gross offering proceeds, without recourse against or reimbursement by the Company.
For the three months ended March 31, 2024, subject to the 1.5% organization and offering cost cap, the Company accrued less than $0.1 million, of initial organization and offering expenses that are reimbursable to the Adviser.
For the three months ended March 31, 2023, subject to the 1.5% organization and offering cost cap, the Company accrued less than $0.2 million, of initial organization and offering expenses that are reimbursable to the Adviser.
From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.
Affiliated Transactions
The Company may be prohibited under the 1940 Act from participating in certain transactions with its affiliates without prior approval of the directors who are not interested persons, and in some cases, the prior approval of the SEC. The Company relies on an order for exemptive relief (as amended, the “Order”) that has been granted to the Adviser and its affiliates by the SEC to permit us to co-invest with other funds managed by the Adviser or certain affiliates, in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such Order, the Company generally is permitted to co-invest with certain of its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Company and its shareholders and do not involve overreaching by the Company or its shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Company’s shareholders and is consistent with its investment objective and strategies, (3) the investment by its affiliates would not disadvantage the Company, and the Company’s participation would not be on a basis different from or less advantageous than that on which its affiliates are investing, and (4) the proposed investment by the Company would not benefit the Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the Order and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, the Order permits the Company to participate in follow-on investments in its existing portfolio companies with certain affiliates that are private funds, even if such private funds did not have an investment in such existing portfolio company.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The Adviser is affiliated with Blue Owl Technology Credit Advisors LLC (“OTCA”), Blue Owl Technology Credit Advisors II LLC (“OTCA II”), Blue Owl Credit Private Fund Advisors LLC (“OPFA”) and Blue Owl Diversified Credit Advisors LLC (“ODCA” together with OTCA, OTCA II, OPFA and the Adviser, the “Blue Owl Credit Advisers”), which are also registered investment advisers. The Blue Owl Credit Advisers are indirect affiliates of Blue Owl and comprise part of Blue Owl’s Credit platform, which focuses on direct lending. The Blue Owl Credit Advisers’ allocation policy seeks to ensure equitable allocation of investment opportunities over time between the Company and other funds managed by the Adviser or its affiliates. As a result of the Order, there could be significant overlap in the Company’s investment portfolio and the investment portfolio of the BDCs, private funds and separately managed accounts managed by the Blue Owl Credit Advisers (collectively the “Blue Owl Credit Clients”) and/or other funds managed by the Adviser or its affiliates that could avail themselves of the Order and that have an investment objective similar to the Company’s.
Dealer Manager Agreement
The Company has entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Blue Owl Securities, an affiliate of the Adviser, and participating broker-dealer agreements with certain broker-dealers. Under the terms of the Dealer Manager Agreement and the participating broker-dealer agreements, Blue Owl Securities serves as the dealer manager, and certain participating broker-dealers solicit capital, for the Company’s public offering of shares of Class S, Class D, and Class I common stock. Blue Owl Securities will be entitled to receive upfront selling commissions of up to 3.50% of the offering price of each Class S share sold in this offering. Blue Owl Securities will be entitled to receive upfront selling commissions of up to 1.50% of the offering price of each Class D share sold in this offering. Blue Owl Securities anticipates that all or a portion of the upfront selling commissions will be retained by, or reallowed (paid) to, participating broker-dealers. Blue Owl Securities will not receive upfront selling commissions with respect to any class of shares issued pursuant to the Company’s distribution reinvestment plan or with respect to purchases of Class I shares.
Upfront selling commissions for sales of Class S and Class D shares may be reduced or waived in connection with volume or other discounts, other fee arrangements or for sales to certain categories of purchasers.
Blue Owl Securities, an affiliate of Blue Owl, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority.
Shareholder Servicing Plan
Subject to FINRA limitations on underwriting compensation and pursuant to a distribution plan adopted by the Company in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to the Company, the Company will pay Blue Owl Securities servicing fees for ongoing services as follows:
•with respect to the Company’s outstanding Class S shares equal to 0.85% per annum of the aggregate net asset value of the Company’s outstanding Class S shares; and
•with respect to the Company’s outstanding Class D shares equal to 0.25% per annum of the aggregate net asset value of the Company’s outstanding Class D shares.
The Company will not pay an ongoing servicing fee with respect to the Company’s outstanding Class I shares.
For the three months ended March 31, 2024, the Company accrued servicing fees with respect to Class D shares of $0.2 million. For the three months ended March 31, 2024, the Company accrued servicing fees with respect to Class S shares of $7.2 million.
For the three months ended March 31, 2023, the Company accrued servicing fees with respect to Class D shares of $0.3 million. For the three months ended March 31, 2023, the Company accrued servicing fees with respect to Class S shares of $4.0 million.
The servicing fees are paid monthly in arrears. Blue Owl Securities will reallow (pay) all or a portion of the ongoing servicing fees to participating broker-dealers and servicing broker-dealers for ongoing services performed by such broker-dealers, and will waive ongoing servicing fees to the extent a broker-dealer is not eligible to receive

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
it for failure to provide such services. Because the ongoing servicing fees are calculated based on the Company’s net asset values for the Company’s Class S and Class D shares, they will reduce the net asset values or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under its distribution reinvestment plan. The Company will cease paying ongoing servicing fees at the date at which total underwriting compensation from any source in connection with this offering equals 10% of the gross proceeds from its offering (excluding proceeds from issuances pursuant to its distribution reinvestment plan). This limitation is intended to ensure that the Company satisfies the requirements of FINRA Rule 2310, which provides that the maximum aggregate underwriting compensation from any source, including compensation paid from offering proceeds and in the form of “trail commissions,” payable to underwriters, broker-dealers, or affiliates thereof participating in an offering may not exceed 10% of gross offering proceeds, excluding proceeds received in connection with the issuance of shares through a distribution reinvestment plan.
Expense Support and Conditional Reimbursement Agreement
On September 30, 2020, the Company entered into the Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Adviser, the purpose of which is to ensure that no portion of the Company’s distributions to shareholders represented a return of capital for U.S. federal income tax purposes. The Expense Support Agreement became effective as of the date that the Company met the minimum offering requirement and was terminated by the Adviser on March 7, 2023.
Pursuant to the Expense Support Agreement, prior to its termination on March 7, 2023, on a quarterly basis, the Adviser reimbursed the Company for “Operating Expenses” (as defined below) in an amount equal to the excess of the Company’s cumulative distributions paid to the Company’s shareholders in each quarter over “Available Operating Funds” (as defined below) received by the Company on account of its investment portfolio during such quarter. Any payments that the Adviser was required to make pursuant to the preceding sentence are referred to herein as an “Expense Payment”.
Under the Expense Support Agreement, “Operating Expenses” was defined as all of the Company’s operating costs and expenses incurred, as determined in accordance with generally accepted accounting principles for investment companies. “Available Operating Funds” was defined as the sum of (i) the Company’s estimated investment company taxable income (including realized net short-term capital gains reduced by realized net long-term capital losses), (ii) the Company’s realized net capital gains (including the excess of realized net long-term capital gains over realized net short-term capital losses) and (iii) dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies, if any (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).
The Adviser’s obligation to make Expense Payments under the Expense Support Agreement automatically became a liability of the Adviser and the right to such Expense Payment was an asset of the Company’s on the last business day of the applicable quarter. The Expense Payment for any quarter was paid by the Adviser to the Company in any combination of cash or other immediately available funds, and/or offset against amounts due from the Company to the Adviser no later than the earlier of (i) the date on which the Company closes its books for such quarter, or (ii) forty-five days after the end of such quarter.
Following any quarter in which Available Operating Funds exceed the cumulative distributions paid by the Company in respect of such quarter (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), the Company is required to pay such Excess Operating Funds, or a portion thereof, in accordance with the stipulations below, as applicable, to the Adviser, until such time as all Expense Payments made by the Adviser to the Company within three years prior to the last business day of such quarter have been reimbursed. Any payments required to be made by the Company are referred to as a “Reimbursement Payment”.
The amount of the Reimbursement Payment for any quarter shall equal the lesser of (i) the Excess Operating Funds in respect of such quarter and (ii) the aggregate amount of all Expense Payments made by the Adviser to the Company within three years prior to the last business day of such quarter that have not been previously reimbursed by the Company to the Adviser. The payment will be reduced to the extent that such Reimbursement Payments, together with all other Reimbursement Payments paid during the fiscal year, would cause Other Operating Expenses

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
defined as the Company’s total Operating Expenses, excluding base management fees, incentive fees, organization and offering expenses, distribution and shareholder servicing fees, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses on an annualized basis and net of any Expense Payments received by the Company during the fiscal year to exceed the lesser of: (i) 1.75% of the Company’s average net assets attributable to the shares of the Company’s common stock for the fiscal year-to-date period after taking such Expense Payments into account; and (ii) the percentage of the Company’s average net assets attributable to shares of the Company’s common stock represented by Other Operating Expenses during the fiscal year in which such Expense Payment was made (provided, however, that this clause (ii) shall not apply to any Reimbursement Payment which relates to an Expense Payment made during the same fiscal year).
No Reimbursement Payment for any quarter will be made if: (1) the “Effective Rate of Distributions Per Share” (as defined below) declared by the Company at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) the Company’s “Operating Expense Ratio” (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. Pursuant to the Expense Support Agreement, “Effective Rate of Distributions Per Share” means the annualized rate (based on a 365 day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder fees, and declared special dividends or special distributions, if any. The “Operating Expense Ratio” is calculated by dividing Operating Expenses, less organizational and offering expenses, base management and incentive fees owed to Adviser, and interest expense, by the Company’s net assets.
The specific amount of expenses reimbursed by the Adviser, if any, will be determined at the end of each quarter. The Company’s obligation to make Reimbursement Payments, subject to the conditions above, survives the termination of the Expense Support Agreement. There are no Reimbursement Payments conditionally due from the Company to the Adviser.
Prior to termination of the Expense Support Agreement, Expense Support Payments provided by the Adviser since inception was $9.4 million. All Expense Support Payments were repaid prior to termination.
License Agreement
On July 6, 2023, the Company entered into a license agreement (the “License Agreement”), with an affiliate of Blue Owl, pursuant to which the Company was granted a non-exclusive license to use the name “Blue Owl.” Under the License Agreement, the Company has a right to use the Blue Owl name for so long as the Adviser or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company will have no legal right to the “Blue Owl” name or logo.
Controlled/Affiliated Portfolio Companies
Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “affiliated” companies. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Under the 1940 Act, “non-affiliated investments” are defined as investments that are neither controlled investments nor affiliated investments. Detailed information with respect to the Company’s non-controlled, non-affiliated; non-controlled, affiliated; and controlled affiliated investments is contained in the accompanying consolidated financial statements, including the consolidated schedule of investments.
The Company has made investments in controlled, affiliated companies, including OCIC SLF, Amergin AssetCo, and Fifth Season Investments LLC (“Fifth Season”). For further description of OCIC SLF see “Note 4 Investments”. The Company has also made investments in a non-controlled, affiliated company, LSI Financing 1 DAC (“LSI Financing”).

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Amergin was created to invest in a leasing platform focused on railcar and aviation assets. Amergin consists of Amergin AssetCo and Amergin Asset Management LLC, which has entered into a Servicing Agreement with Amergin AssetCo. The Company made an initial equity commitment to Amergin AssetCo on July 1, 2022. As of March 31, 2024 the Company’s commitment to Amergin AssetCo is $148.3 million, of which $62.1 million is equity and $86.2 million is debt. The Company’s investments in Amergin are co-investments made with the Company’s affiliates in accordance with the terms of the exemptive relief that the Company received from the SEC. The Company does not consolidate its equity interest in Amergin AssetCo.
Fifth Season is a portfolio company created to invest in life settlement assets. On July 18, 2022, the Company made an initial equity commitment to Fifth Season. As of March 31, 2024, the Company’s equity investment in Fifth Season is $225.9 million. The Company’s investment in Fifth Season is a co-investment with its affiliates in accordance with the terms of the exemptive relief that the Company received from the SEC. The Company does not consolidate its equity interest in Fifth Season.
LSI Financing is a portfolio company formed to acquire contractual rights to revenue pursuant to earnout agreements generally in the life sciences space. On December 14, 2022, the Company made an initial equity commitment to LSI Financing. As of March 31, 2024, the Company’s investment at fair value in LSI Financing is $77.6 million. During the three months ended March 31, 2024, the Company increased it’s commitment to LSI Financing by $129.6 million. The Company’s investment in LSI Financing is a co-investment made with the Company’s affiliates in accordance with the terms of the exemptive relief that the Company received from the SEC. The Company does not consolidate its equity interest in LSI Financing.
Note 4. Investments
Investments at fair value and amortized cost consisted of the below as of the following periods:

	March 31, 2024		December 31, 2023
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments(1)	$16,164,363	$16,212,721	$13,742,305	$13,788,717
Second-lien senior secured debt investments	973,206	949,983	1,199,591	1,184,755
Unsecured debt investments	247,320	246,741	242,352	244,661
Preferred equity investments(2)	732,760	743,606	709,751	721,545
Common equity investments(3)	486,367	527,232	416,011	448,974
Joint ventures(4)	296,433	305,676	261,433	273,441
Total Investments	$18,900,449	$18,985,959	$16,571,443	$16,662,093
__________________
(1)Includes debt investment in Amergin AssetCo.
(2)Includes equity investment in LSI Financing.
(3)Includes equity investment in Amergin AssetCo and Fifth Season.
(4)Includes equity investment in OCIC SLF. See below, within Note 4, for more information regarding OCIC SLF.
The industry composition of investments based on fair value consisted of the below as of the following periods:

	March 31, 2024	December 31, 2023
Advertising and media	3.2%	1.9%
Aerospace and defense	0.4	0.5
Asset based lending and fund finance(1)	1.5	1.7
Automotive services(2)	0.8	0.7
Automotive aftermarket(2)	0.2	0.2
Buildings and real estate	3.2	3.6
Business services	5.0	5.5
Chemicals	1.4	1.6

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

	March 31, 2024	December 31, 2023
Consumer products	1.8	2.0
Containers and packaging	3.0	3.2
Distribution	2.8	3.0
Education	0.9	0.8
Energy equipment and services	0.6	—
Financial services	3.4	3.1
Food and beverage	5.3	5.7
Healthcare equipment and services	4.6	4.8
Healthcare providers and services	13.2	14.8
Healthcare technology	4.8	4.3
Household products	1.7	1.9
Human resource support services	1.1	1.0
Infrastructure and environmental services	1.9	1.6
Insurance(3)	9.7	9.7
Internet software and services	12.9	12.8
Joint ventures(4)	1.6	1.6
Leisure and entertainment	0.7	0.8
Manufacturing	3.9	5.0
Pharmaceuticals(5)	1.1	0.5
Professional services	5.1	4.4
Specialty retail	2.2	1.9
Telecommunications	1.2	0.4
Transportation	0.8	1.0
Total	100.0%	100.0%
__________________
(1)Includes investment in Amergin AssetCo.
(2)This was disclosed as “Automotive” as of December 31, 2023.
(3)Includes equity investment in Fifth Season Investments LLC.
(4)Includes equity investment in OCIC SLF. See below, within Note 4, for more information regarding OCIC SLF.
(5)Includes equity investment in LSI Financing.
The geographic composition of investments based on fair value consisted of the below as of the following periods:

	March 31, 2024	December 31, 2023
United States:
Midwest	22.1%	23.3%
Northeast	18.3	17.7
South	32.1	31.3
West	18.6	18.5
International	8.9	9.2
Total	100.0%	100.0%
OCIC SLF LLC
OCIC SLF LLC (f/k/a Blue Owl Credit Income Senior Loan Fund LLC) (“OCIC SLF”), a Delaware limited liability company, was formed as a wholly-owned subsidiary of the Company and commenced operations on

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
February 14, 2022. On November 2, 2022, the Company and State Teachers Retirement System of Ohio (“OSTRS” and together with the Company, the “Members” and each, a “Member”) entered into an Amended and Restated Limited Liability Company Agreement to co-manage OCIC SLF as a joint-venture. OCIC SLF’s principal purpose is to make investments, primarily in senior secured loans that are made to middle market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. The Company and OSTRS have agreed to contribute $437.5 million and $62.5 million, respectively, to OCIC SLF. The Company and OSTRS have a 87.5% and 12.5% economic ownership, respectively, in OCIC SLF. Except under certain circumstances, contributions to OCIC SLF cannot be redeemed. OCIC SLF is managed by a board consisting of an equal number of representatives appointed by each Member and which acts unanimously. Investment decisions must be approved unanimously by an investment committee consisting of an equal number of representative appointed by each Member.
Prior to the Effective Date, OCIC SLF’s wholly owned subsidiaries, ORCIC JV WH LLC and ORCIC JV WH II entered into revolving loan facilities (the “OCIC SLF SPV Asset Facilities”) and in connection therewith entered into master sale and participation agreements pursuant to which we contributed certain collateral assets to the Subsidiaries and such collateral assets became collateral under the OCIC SLF SPV Asset Facilities (the “OCIC SLF SPV Asset Facility Assets”).
On the Effective Date, the Company was deemed to have made a capital contribution of approximately $108.9 million and OSTRS acquired a 12.5% interest in OCIC SLF from the Company for approximately $15.6 million. The amount of the Company’s deemed contribution, and OSTRS’ purchase from the Company, were based on the fair value of the OCIC SLF SPV Asset Facility Assets less certain amounts that had been distributed to the Company and subject to certain adjustments. In connection therewith, the Company and OSTRS agreed and acknowledged that OCIC SPV Asset Facility Assets were assets of OCIC SLF as if they had been acquired pursuant to the terms of the LLC Agreement.
The Company has determined that OCIC SLF is an investment company under Accounting Standards Codification 946, however, in accordance with such guidance, the Company will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company does not consolidate its non-controlling interest in OCIC SLF.
As of March 31, 2024 and December 31, 2023, OCIC SLF had total investments in senior secured debt at fair value, as determined by an independent valuation firm, of $1.49 billion and $1.15 billion, respectively. The determination of fair value is in accordance with FASB ASC 820, as amended; however, such fair value is not included in our valuation process. The following table is a summary of OCIC SLF’s portfolio as well as a listing of the portfolio investments in OCIC SLF’s portfolio as of the following periods:

($ in thousands)	March 31, 2024	December 31, 2023
Total senior secured debt investments(1)	$1,507,582	$1,157,358
Weighted average spread over base rate(1)	3.7%	3.8%
Number of portfolio companies	221	192
Largest funded investment to a single borrower(1)	$18,515	$14,420
__________________
(1)At par.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

OCIC SLF LLC’s Portfolio as of March 31, 2024 (Amounts in thousands) (Unaudited)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Debt Investments
Advertising and media
Fleet U.S. Bidco Inc. (dba Argus Media)(5)(8)	First lien senior secured loan	SR +	3.25%	02/2031	7,249	$7,216	$7,249	2.1%
						7,216	7,249	2.1%
Aerospace and defense
American Airlines, Inc.(7)	First lien senior secured loan	SR +	2.75%	02/2028	1,980	$1,949	$1,978	0.6%
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	SR +	2.00%	06/2028	5,487	5,449	5,486	1.6%
Bleriot US Bidco, Inc.(6)	First lien senior secured loan	SR +	4.00%	10/2028	8,207	8,143	8,233	2.4%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	SR +	3.50%	08/2028	9,030	8,992	9,040	2.5%
KBR, Inc(6)	First lien senior secured loan	SR +	2.25%	01/2031	2,887	2,882	2,891	0.8%
Peraton Corp.(5)	First lien senior secured loan	SR +	3.75%	02/2028	12,425	12,202	12,402	3.5%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.75%	08/2028	2,973	2,968	2,982	0.8%
Transdigm Inc.(6)	First lien senior secured loan	SR +	3.25%	02/2031	4,988	4,976	5,010	1.4%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.75%	02/2030	2,370	2,352	2,374	0.7%
United Airlines, Inc.(6)	First lien senior secured loan	SR +	2.75%	02/2031	2,000	1,990	2,000	0.6%
Vertex Aerospace Services Corp. (dba V2X)(5)	First lien senior secured loan	SR +	3.25%	12/2028	2,985	2,984	2,990	0.9%
						54,887	55,386	15.8%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	SR +	2.25%	04/2029	1,244	$1,238	$1,244	0.4%
First Brands Group LLC(6)	First lien senior secured loan	SR +	5.00%	03/2027	3,991	3,962	3,989	1.1%
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	SR +	3.00%	03/2031	5,143	5,144	5,152	1.5%
PAI Holdco, Inc.(6)(8)	First lien senior secured loan	SR +	3.75%	10/2027	6,545	6,149	6,168	1.8%
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	SR +	3.75%	01/2031	3,324	3,318	3,332	0.9%
						19,811	19,885	5.7%
Buildings and real estate
84 Lumber Company(5)	First lien senior secured loan	SR +	2.75%	11/2030	5,199	$5,176	$5,210	1.5%
American Builders & Contractors Supply Co., Inc.(6)	First lien senior secured loan	SR +	2.00%	01/2031	3,107	3,105	3,107	0.9%
American Residential Services, LLC(6)	First lien senior secured loan	SR +	3.50%	10/2027	4,477	4,477	4,468	1.3%
Beacon Roofing Supply, Inc.(5)	First lien senior secured loan	SR +	2.25%	05/2028	1,232	1,229	1,233	0.4%
Core & Main LP(6)(8)	First lien senior secured loan	SR +	2.25%	02/2031	6,082	6,053	6,067	1.7%
CPG International LLC(5)	First lien senior secured loan	SR +	2.50%	04/2029	6,877	6,850	6,883	2.0%
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	SR +	4.00%	01/2030	8,978	8,821	8,978	2.6%
Cushman & Wakefield U.S. Borrower, LLC(5)	First lien senior secured loan	SR +	2.75%	08/2025	183	181	182	0.1%
Dodge Construction Network, LLC(6)(8)	First lien senior secured loan	SR +	4.75%	02/2029	5,207	4,495	4,218	1.2%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

OCIC SLF LLC’s Portfolio as of March 31, 2024 (Amounts in thousands) (Unaudited)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(5)	First lien senior secured loan	SR +	2.50%	05/2030	9,233	9,225	9,224	2.6%
Greystar Real Estate Partners, LLC (dba Greystar)(6)(8)	First lien senior secured loan	SR +	3.25%	08/2030	7,963	7,866	7,863	2.2%
GYP Holdings III Corp.(6)	First lien senior secured loan	SR +	2.25%	05/2030	1,995	1,986	1,994	0.6%
Kodiak BP LLC(6)(8)	First lien senior secured loan	SR +	3.75%	03/2028	6,451	6,420	6,419	1.8%
MIWD Holdco II LLC(6)	First lien senior secured loan	SR +	3.50%	03/2031	7,714	7,677	7,744	2.2%
Quikrete Holdings, Inc.(6)	First lien senior secured loan	SR +	2.63%	02/2027	2,657	2,666	2,656	0.8%
Quikrete Holdings, Inc.(6)(8)	First lien senior secured loan	SR +	2.50%	03/2031	4,398	4,387	4,387	1.2%
Quikrete Holdings, Inc.(5)	First lien senior secured loan	SR +	2.75%	03/2029	1,985	1,985	1,985	0.6%
RealPage, Inc.(5)	First lien senior secured loan	SR +	3.00%	04/2028	13,405	12,957	13,033	3.7%
Wrench Group LLC(6)	First lien senior secured loan	SR +	4.00%	10/2028	11,660	11,645	11,689	3.3%
						107,201	107,340	30.7%
Business services
ASGN, Inc.(6)	First lien senior secured loan	SR +	1.75%	08/2030	995	$993	$995	0.3%
Boxer Parent Company Inc. (f/k/a BMC)(5)	First lien senior secured loan	SR +	4.25%	12/2028	9,100	9,042	9,151	2.6%
BrightView Landscapes, LLC(6)	First lien senior secured loan	SR +	3.00%	04/2029	6,519	6,369	6,519	1.9%
Brown Group Holdings, LLC(6)	First lien senior secured loan	SR +	3.00%	07/2029	5,392	5,370	5,389	1.6%
ConnectWise, LLC(6)	First lien senior secured loan	SR +	3.50%	09/2028	10,414	9,967	10,404	3.0%
Conservice Midco, LLC(5)	First lien senior secured loan	SR +	4.00%	05/2027	998	998	1,000	0.3%
IDEMIA Group SAS(6)(8)	First lien senior secured loan	SR +	4.25%	09/2028	4,990	4,983	5,002	1.4%
MKS Instruments, Inc.(6)	First lien senior secured loan	SR +	2.50%	08/2029	2,955	2,950	2,954	0.8%
Packers Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	03/2028	3,918	2,718	2,483	0.7%
POLARIS PURCHASER, INC. (dba Plusgrade)(6)(8)	First lien senior secured loan	SR +	4.50%	03/2031	7,568	7,494	7,492	2.1%
Sitel Worldwide Corp.(5)	First lien senior secured loan	SR +	3.75%	08/2028	6,921	6,830	5,916	1.7%
Vestis Corp(6)	First lien senior secured loan	SR +	2.25%	02/2031	4,571	4,561	4,566	1.3%
VM Consolidated, Inc.(6)	First lien senior secured loan	SR +	2.75%	03/2028	2,100	2,091	2,107	0.6%
						64,366	63,978	18.3%
Chemicals
Aruba Investments Holdings LLC (dba Angus Chemical Company)(5)(8)	First lien senior secured loan	SR +	4.75%	11/2027	7,451	$7,256	$7,434	2.1%
Axalta Coating Systems US Holdings Inc.(6)	First lien senior secured loan	SR +	2.00%	12/2029	5,117	5,118	5,121	1.5%
Blue Tree Holdings, Inc.(6)	First lien senior secured loan	SR +	2.50%	03/2028	3,954	3,923	3,938	1.1%
Cyanco Intermediate 2 Corp.(5)	First lien senior secured loan	SR +	4.75%	07/2028	5,117	5,055	5,132	1.5%
DCG Acquisition Corp.(5)	First lien senior secured loan	SR +	4.50%	09/2026	10,022	10,000	10,003	2.9%
H.B. Fuller Company(6)	First lien senior secured loan	SR +	2.00%	02/2030	1,741	1,739	1,742	0.5%
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.75%	11/2027	2,970	2,888	2,971	0.8%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

OCIC SLF LLC’s Portfolio as of March 31, 2024 (Amounts in thousands) (Unaudited)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.50%	02/2030	3,477	3,445	3,473	1.0%
Ineos US Finance LLC(6)	First lien senior secured loan	SR +	3.75%	01/2031	4,000	3,963	4,003	1.1%
Ineos US Petrochem LLC(5)	First lien senior secured loan	SR +	3.75%	03/2030	5,975	5,934	5,956	1.7%
Nouryon Finance B.V.(5)	First lien senior secured loan	SR +	4.00%	04/2028	2,481	2,462	2,487	0.7%
Nouryon Finance B.V.(6)	First lien senior secured loan	SR +	4.00%	10/2025	7,766	7,711	7,778	2.2%

Windsor Holdings III LLC(6)	First lien senior secured loan	SR +	4.00%	08/2030	10,709	10,643	10,729	3.1%
						70,137	70,767	20.2%
Consumer products
HomeServe USA Holding Corp.(5)	First lien senior secured loan	SR +	3.00%	10/2030	5,500	$5,464	$5,513	1.6%
Olaplex, Inc.(5)	First lien senior secured loan	SR +	3.50%	02/2029	5,207	4,892	4,818	1.4%
						10,356	10,331	3.0%
Containers and packaging
Berlin Packaging L.L.C.(5)	First lien senior secured loan	SR +	3.75%	03/2028	12,470	$12,130	$12,478	3.6%
BW Holding, Inc.(6)	First lien senior secured loan	SR +	4.00%	12/2028	7,669	7,566	7,165	2.0%
Charter NEX US, Inc.(5)	First lien senior secured loan	SR +	3.50%	12/2027	4,916	4,885	4,924	1.4%
Plaze, Inc.(5)	First lien senior secured loan	SR +	3.75%	08/2026	6,842	6,681	6,722	1.9%
Pregis Topco LLC(5)	First lien senior secured loan	SR +	3.75%	07/2026	5,984	5,965	5,990	1.7%
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	SR +	4.50%	11/2028	12,222	12,150	12,228	3.5%
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	SR +	3.50%	08/2028	9,639	9,498	9,655	2.8%
SupplyOne, Inc.(6)(8)	First lien senior secured loan	SR +	4.25%	04/2031	7,357	7,284	7,320	2.1%
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	SR +	3.25%	03/2028	14,103	13,724	13,927	4.0%
						79,883	80,409	23.0%
Distribution
Aramsco, Inc.(6)	First lien senior secured loan	SR +	4.75%	10/2030	8,515	$8,350	$8,529	2.4%
Aramsco, Inc.(6)(9)	First lien senior secured delayed draw term loan	SR +	4.75%	10/2030	—	—	—	—%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	SR +	4.00%	01/2027	9,765	9,738	9,769	2.8%
Dealer Tire Financial, LLC(5)(8)	First lien senior secured loan	SR +	3.75%	12/2027	5,905	5,884	5,934	1.7%
Foundation Building Materials, Inc.(6)	First lien senior secured loan	SR +	4.00%	11/2028	8,523	8,439	8,552	2.5%
SRS Distribution, Inc.(5)	First lien senior secured loan	SR +	3.50%	06/2028	11,500	10,950	11,570	3.3%
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	SR +	3.75%	10/2027	13,269	12,898	13,304	3.8%
						56,259	57,658	16.5%
Education
Renaissance Learning, Inc.(5)	First lien senior secured loan	SR +	4.25%	04/2030	11,459	$11,380	$11,474	3.3%
Severin Acquisition, LLC (dba Powerschool)(6)	First lien senior secured loan	SR +	3.00%	08/2025	8,438	8,361	8,450	2.4%
Sophia, L.P.(5)	First lien senior secured loan	SR +	3.50%	10/2029	12,664	12,540	12,712	3.6%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

OCIC SLF LLC’s Portfolio as of March 31, 2024 (Amounts in thousands) (Unaudited)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	SR +	4.50%	10/2030	8,641	8,611	8,671	2.5%
						40,892	41,307	11.8%
Energy equipment and services
AMG Advanced Metallurgical Group N.V(5)	First lien senior secured loan	SR +	3.50%	11/2028	3,421	$3,409	$3,402	1.0%
AZZ Inc.(5)	First lien senior secured loan	SR +	3.25%	05/2029	10,131	10,094	10,167	2.9%
Brookfield WEC Holdings Inc.(6)	First lien senior secured loan	SR +	2.75%	01/2031	11,690	11,640	11,673	3.3%
Calpine Construction Finance Company(5)	First lien senior secured loan	SR +	2.25%	07/2030	995	989	994	0.3%
Calpine Corporation(6)	First lien senior secured loan	SR +	2.00%	01/2031	5,123	5,105	5,090	1.5%
Pike Corp.(5)	First lien senior secured loan	SR +	3.00%	01/2028	5,300	5,219	5,314	1.5%
Rockwood Service Corp.(5)	First lien senior secured loan	SR +	4.25%	01/2027	6,449	6,436	6,463	1.8%
						42,892	43,103	12.3%
Financial services
Acuris Finance US, Inc. (ION Analytics) (6)	First lien senior secured loan	SR +	4.00%	02/2028	6,847	$6,747	$6,832	2.0%
AllSpring Buyer(6)	First lien senior secured loan	SR +	3.75%	11/2028	7,917	7,880	7,905	2.3%
Ascensus Holdings, Inc.(5)	First lien senior secured loan	SR +	3.50%	08/2028	2,992	2,971	2,977	0.9%
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	SR +	3.00%	01/2031	12,000	11,946	12,032	3.4%
Citadel Securities, LP(6)	First lien senior secured loan	SR +	2.25%	07/2030	9,944	9,919	9,931	2.8%
Citco Funding LLC(6)	First lien senior secured loan	SR +	3.25%	04/2028	6,219	6,191	6,224	1.8%
Deerfield Dakota Holdings(6)	First lien senior secured loan	SR +	3.75%	04/2027	9,801	9,500	9,748	2.8%
Focus Financial Partners, LLC(6)	First lien senior secured loan	SR +	2.75%	06/2028	7,910	7,781	7,881	2.3%
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2029	4,938	4,863	4,953	1.4%
Harbourvest Partners, L.P.(6)(8)	First lien senior secured loan	SR +	2.50%	04/2030	2,494	2,473	2,494	0.6%
Jane Street Group, LLC(6)	First lien senior secured loan	SR +	2.50%	01/2028	4,471	4,456	4,472	1.3%
Janus International Group, LLC(6)	First lien senior secured loan	SR +	3.25%	08/2030	4,975	4,948	4,989	1.4%
Kestra Advisor Services Holdings A Inc(6)	First lien senior secured loan	SR +	4.00%	03/2031	6,571	6,556	6,583	1.9%
MARINER WEALTH ADVISORS, LLC(6)(8)	First lien senior secured loan	SR +	3.25%	08/2028	1,578	1,578	1,578	0.5%
OneDigital Borrower LLC(5)	First lien senior secured loan	SR +	4.25%	11/2027	5,896	5,900	5,889	1.7%
Saphilux S.a.r.L (dba IQ EQ)(6)(8)	First lien senior secured loan	SR +	4.00%	07/2028	10,474	10,366	10,500	3.0%
Teneo Holdings LLC(5)	First lien senior secured loan	SR +	4.75%	03/2031	12,875	12,746	12,892	3.7%
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	SR +	4.00%	05/2028	2,494	2,454	2,498	0.7%
USI, Inc.(6)	First lien senior secured loan	SR +	3.25%	09/2030	3,295	3,288	3,296	0.9%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

OCIC SLF LLC’s Portfolio as of March 31, 2024 (Amounts in thousands) (Unaudited)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
						122,563	123,674	35.4%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	SR +	2.25%	09/2030	2,993	$2,980	$2,990	0.9%
AI Aqua Merger Sub, Inc. (dba Culligan International)(5)	First lien senior secured loan	SR +	3.75%	07/2028	4,565	4,552	4,570	1.3%
AI Aqua Merger Sub, Inc. (dba Culligan International)(6)(9)(10)	First lien senior secured delayed draw term loan	SR +	4.25%	07/2028	7,179	6,953	7,188	2.1%
Aramark Services, Inc.(6)	First lien senior secured loan	SR +	2.00%	06/2030	1,985	1,970	1,984	0.6%
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	SR +	4.25%	12/2030	5,000	4,952	5,009	1.4%
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	SR +	4.00%	09/2028	10,846	10,735	10,824	3.1%
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	SR +	4.00%	02/2031	8,498	8,426	8,507	2.4%
IRB Holding Corp (dba Inspire Brands, Inc.)(6)	First lien senior secured loan	SR +	2.75%	12/2027	1,723	1,724	1,723	0.5%
Pegasus BidCo B.V.(6)(8)	First lien senior secured loan	SR +	3.75%	07/2029	12,409	11,988	12,409	3.5%
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	SR +	2.50%	03/2027	2,857	2,839	2,851	0.8%
Utz Quality Foods, LLC(6)	First lien senior secured loan	SR +	3.00%	01/2028	2,105	2,106	2,108	0.6%
Whatabrands LLC (dba Whataburger Restaurants LLC)(6)	First lien senior secured loan	SR +	3.25%	08/2028	1,995	1,991	1,995	0.6%
						61,216	62,158	17.8%
Healthcare equipment and services
Confluent Medical Technologies, Inc.(6)(8)	First lien senior secured loan	SR +	3.75%	02/2029	9,664	$9,547	$9,664	2.8%
Curium BidCo S.A.R.L (dba Curium Pharma)(6)(8)	First lien senior secured loan	SR +	4.50%	07/2029	8,027	8,022	8,027	2.2%
Dermatology Intermediate Holdings III, Inc.(6)	First lien senior secured loan	SR +	4.25%	03/2029	13,881	13,730	13,541	3.9%
Medline Borrower, LP(5)	First lien senior secured loan	SR +	3.00%	10/2028	3,878	3,473	3,887	1.1%
Natus Medical, Inc.(6)(8)	First lien senior secured loan	SR +	5.50%	07/2029	4,444	4,174	4,155	1.2%
Nexstar Broadcasting, Inc.(5)	First lien senior secured loan	SR +	2.50%	09/2026	4,300	4,302	4,299	1.2%
Resonetics, LLC(6)	First lien senior secured loan	SR +	4.00%	04/2028	8,571	8,504	8,571	2.5%
Zest Acquisition Corp.(5)(8)	First lien senior secured loan	SR +	5.50%	02/2028	9,415	9,169	9,344	2.7%
						60,921	61,488	17.6%
Healthcare providers and services
Covetrus, Inc.(6)	First lien senior secured loan	SR +	5.00%	10/2029	9,405	$8,925	$9,409	2.7%
HAH Group Holding Company LLC (dba Help at Home)(5)(8)	First lien senior secured loan	SR +	5.00%	10/2027	3,790	3,762	3,790	1.1%
HAH Group Holding Company LLC (dba Help at Home)(5)(8)	First lien senior secured loan	SR +	5.00%	10/2027	7,450	7,425	7,413	2.1%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

OCIC SLF LLC’s Portfolio as of March 31, 2024 (Amounts in thousands) (Unaudited)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Inception Finco S.à.r.l (dba IVI RMA)(6)	First lien senior secured loan	SR +	4.50%	03/2031	5,571	5,545	5,565	1.6%
Inizio Group Limited (dba UDG Healthcare)(6)	First lien senior secured loan	SR +	4.25%	08/2028	4,731	4,691	4,719	1.3%
LSCS Holdings, Inc.(5)	First lien senior secured loan	SR +	4.50%	12/2028	9,829	9,655	9,657	2.8%
Pacific Dental Services, LLC(6)(8)	First lien senior secured loan	SR +	3.25%	03/2031	7,786	7,767	7,766	2.2%
Pediatric Associates Holding Company, LLC(5)(8)	First lien senior secured loan	SR +	4.50%	12/2028	3,013	2,871	2,742	0.8%
Pediatric Associates Holding Company, LLC(5)(8)	First lien senior secured loan	SR +	3.25%	12/2028	7,858	7,508	6,935	2.0%
Phoenix Guarantor Inc(6)	First lien senior secured loan	SR +	3.25%	02/2031	14,672	14,529	14,473	4.1%
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	SR +	3.25%	11/2028	7,350	7,147	7,364	2.1%
Physician Partners, LLC(6)	First lien senior secured loan	SR +	4.00%	12/2028	11,819	11,289	8,762	2.5%
Select Medical Corp.(5)	First lien senior secured loan	SR +	3.00%	03/2027	2,872	2,860	2,874	0.8%
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	SR +	3.50%	12/2030	3,416	3,397	3,430	1.0%
Team Services Group, LLC(7)	First lien senior secured loan	SR +	5.00%	12/2027	6,227	6,197	6,212	1.8%
						103,568	101,111	28.9%
Healthcare technology
Bracket Intermediate Holding Corp.(6)	First lien senior secured loan	SR +	5.00%	05/2028	9,811	$9,678	$9,825	2.8%
Cotiviti, Inc.(6)	First lien senior secured loan	SR +	3.25%	03/2031	7,333	7,298	7,321	2.1%
Ensemble RCM, LLC(6)	First lien senior secured loan	SR +	3.00%	08/2029	6,649	6,619	6,661	1.9%
Gainwell Acquisition Corp.(6)	First lien senior secured loan	SR +	4.00%	10/2027	2,305	2,251	2,201	0.6%
GHX Ultimate Parent Corporation (dba Global Healthcare Exchange)(6)(8)	First lien senior secured loan	SR +	4.00%	06/2027	5,970	5,924	6,000	1.8%
Imprivata, Inc.(6)(8)	First lien senior secured loan	SR +	4.25%	12/2027	9,640	9,497	9,645	2.8%
Imprivata, Inc.(6)(8)	First lien senior secured loan	SR +	3.50%	12/2027	8,875	8,875	8,875	2.5%
IQVIA, Inc.(6)	First lien senior secured loan	SR +	2.00%	01/2031	2,106	2,107	2,114	0.6%
PointClickCare Technologies Inc.(6)	First lien senior secured loan	SR +	3.00%	12/2027	1,980	1,955	1,982	0.6%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	SR +	3.50%	03/2028	7,459	7,427	7,445	2.1%
R1 RCM Inc.(5)	First lien senior secured loan	SR +	3.00%	06/2029	6,770	6,714	6,785	1.9%
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(5)	First lien senior secured loan	SR +	4.00%	10/2029	3,486	3,485	3,492	1.0%
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	2.75%	09/2029	12,403	12,354	12,395	3.5%
						84,184	84,741	24.2%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	SR +	2.75%	06/2030	1,985	$1,976	$1,989	0.6%
						1,976	1,989	0.6%
Human resource support services

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

OCIC SLF LLC’s Portfolio as of March 31, 2024 (Amounts in thousands) (Unaudited)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
AQ Carver Buyer, Inc. (dba CoAdvantage)(6)	First lien senior secured loan	SR +	5.50%	08/2029	7,560	$7,515	$7,568	2.2%
iSolved, Inc.(5)	First lien senior secured loan	SR +	4.00%	10/2030	6,234	6,175	6,262	1.8%
UKG Inc.(6)	First lien senior secured loan	SR +	3.50%	02/2031	9,540	9,532	9,586	2.7%
						23,222	23,416	6.7%
Infrastructure and environmental services
Madison IAQ, LLC(5)	First lien senior secured loan	SR +	3.25%	06/2028	5,604	$5,523	$5,592	1.6%
Osmose Utilities Services, Inc.(5)	First lien senior secured loan	SR +	3.25%	06/2028	7,014	6,616	6,909	2.0%
						12,139	12,501	3.6%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	SR +	4.25%	02/2027	1,995	$2,006	$1,997	0.6%
Acrisure, LLC(5)	First lien senior secured loan	SR +	4.50%	12/2030	9,199	8,865	9,222	2.7%
AssuredPartners, Inc.(5)	First lien senior secured loan	SR +	3.50%	02/2031	11,679	11,534	11,686	3.3%
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR +	3.75%	01/2029	7,474	7,441	7,489	2.1%
Hub International(6)	First lien senior secured loan	SR +	3.25%	06/2030	6,990	6,995	6,991	2.0%
Hyperion Refinance S.a.r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	4.00%	04/2030	3,960	3,817	3,972	1.1%
Hyperion Refinance S.a.r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.50%	02/2031	10,224	10,175	10,225	2.9%
IMA Financial Group, Inc.(5)	First lien senior secured loan	SR +	3.75%	11/2028	5,691	5,672	5,696	1.6%

Truist Insurance Holdings, LLC(6)	First lien senior secured loan	SR +	3.25%	03/2031	7,357	7,339	7,345	2.2%
						63,844	64,623	18.5%
Internet software and services
Applied Systems, Inc.(6)	First lien senior secured loan	SR +	3.50%	02/2031	3,000	$2,997	$3,017	0.9%
Barracuda Parent, LLC(6)	First lien senior secured loan	SR +	4.50%	08/2029	10,468	10,107	10,397	3.0%
Cloud Software Group, Inc.(6)(8)	First lien senior secured loan	SR +	4.50%	03/2031	8,211	8,150	8,169	2.3%
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	4.50%	03/2029	4,975	4,761	4,948	1.4%
Dayforce Inc(6)(8)	First lien senior secured loan	SR +	2.50%	03/2031	7,685	7,667	7,665	2.2%
Delta TopCo, Inc. (dba Infoblox, Inc.)(7)	First lien senior secured loan	SR +	3.75%	12/2027	12,338	11,694	12,344	3.5%
E2open, LLC(5)	First lien senior secured loan	SR +	3.50%	02/2028	8,318	8,225	8,317	2.4%
Idera, Inc.(6)	First lien senior secured loan	SR +	3.75%	03/2028	9,258	9,103	9,208	2.6%
Infinite Bidco LLC(6)	First lien senior secured loan	SR +	3.75%	03/2028	5,056	4,921	4,976	1.3%
McAfee Corp.(5)	First lien senior secured loan	SR +	3.75%	03/2029	6,246	6,015	6,239	1.8%
MeridianLink, Inc.(6)	First lien senior secured loan	SR +	3.00%	11/2028	4,819	4,803	4,814	1.4%
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	SR +	4.50%	05/2029	7,862	7,420	7,508	2.1%
Perforce Software, Inc.(5)	First lien senior secured loan	SR +	3.75%	07/2026	4,951	4,771	4,896	1.4%
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	SR +	4.75%	10/2030	10,000	9,856	10,047	2.9%
Project Sky Merger Sub, Inc.(6)	First lien senior secured loan	SR +	3.75%	10/2028	4,494	4,470	4,471	1.3%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

OCIC SLF LLC’s Portfolio as of March 31, 2024 (Amounts in thousands) (Unaudited)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Proofpoint, Inc.(5)	First lien senior secured loan	SR +	3.25%	08/2028	15,003	15,003	15,003	4.3%
Quartz Acquireco, LLC (dba Qualtrics)(6)	First lien senior secured loan	SR +	3.50%	06/2030	7,010	6,971	7,019	2.0%
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	SR +	5.00%	05/2028	9,000	8,714	8,922	2.7%
Sophos Holdings, LLC(5)	First lien senior secured loan	SR +	3.50%	03/2027	10,411	10,265	10,424	3.0%
The Dun & Bradstreet Corporation(5)	First lien senior secured loan	SR +	2.75%	01/2029	4,427	4,428	4,426	1.3%
UST Holdings, Ltd.(5)	First lien senior secured loan	SR +	3.50%	11/2028	8,516	8,496	8,469	2.4%
Vertiv Group Corp.(5)	First lien senior secured loan	SR +	2.50%	03/2027	517	518	518	0.1%
VS Buyer LLC(6)	First lien senior secured loan	SR +	3.25%	02/2027	2,961	2,961	2,960	0.8%
Webpros Luxembourg Sarl(6)(8)	First lien senior secured loan	SR +	4.00%	03/2031	6,857	6,840	6,840	2.0%
						169,156	171,597	49.1%
Investment funds and vehicle
Finco I, LLC(6)	First lien senior secured loan	SR +	3.00%	06/2029	4,970	$4,966	$4,975	1.4%
First Eagle Investments Management LLC(6)	First lien senior secured loan	SR +	3.00%	02/2029	6,554	6,457	6,480	1.9%
						11,423	11,455	3.3%
Leisure and entertainment
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	SR +	2.25%	01/2030	1,500	$1,497	$1,500	0.4%
						1,497	1,500	0.4%
Manufacturing
Altar Bidco, Inc.(7)	First lien senior secured loan	SR +	3.10%	02/2029	4,703	$4,526	$4,694	1.3%
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	SR +	3.75%	11/2028	6,000	5,977	6,008	1.7%
Columbus McKinnon Corp.(6)(8)	First lien senior secured loan	SR +	2.50%	05/2028	444	442	445	0.1%
DXP Enterprises, Inc.(7)	First lien senior secured loan	SR +	4.75%	10/2030	10,382	10,228	10,375	3.1%
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	SR +	3.75%	05/2028	11,508	11,431	11,460	3.3%
Entegris, Inc.(5)	First lien senior secured loan	SR +	2.50%	07/2029	1,592	1,593	1,592	0.5%
Filtration Group Corporation(5)	First lien senior secured loan	SR +	4.25%	10/2028	7,950	7,932	7,969	2.3%
Gates Global LLC(5)	First lien senior secured loan	SR +	3.00%	11/2029	1,980	1,955	1,985	0.6%
Pro Mach Group, Inc.(5)	First lien senior secured loan	SR +	3.75%	08/2028	14,420	14,046	14,464	4.1%
Refficiency Holdings, LLC (dba Legence)(5)	First lien senior secured loan	SR +	3.50%	12/2027	8,552	8,521	8,550	2.4%
STS Operating, Inc.(6)	First lien senior secured loan	SR +	4.00%	03/2031	9,571	9,525	9,590	2.7%
Summit Materials, LLC(6)	First lien senior secured loan	SR +	2.50%	01/2029	4,339	4,329	4,358	1.2%
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	SR +	3.75%	03/2028	10,357	10,243	10,371	3.0%
Zekelman Industries Inc. (dba Zekelman Industries)(6)	First lien senior secured loan	SR +	2.25%	01/2031	9,217	9,194	9,218	2.6%
						99,942	101,079	28.9%
Pharmaceuticals
Fortrea Holdings Inc.(5)	First lien senior secured loan	SR +	3.75%	07/2030	5,386	$5,368	$5,399	1.5%
						5,368	5,399	1.5%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

OCIC SLF LLC’s Portfolio as of March 31, 2024 (Amounts in thousands) (Unaudited)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Professional services
Apex Group Treasury, LLC(6)	First lien senior secured loan	SR +	3.75%	07/2028	4,875	$4,724	$4,865	1.4%
Apex Group Treasury, LLC(6)(8)	First lien senior secured loan	SR +	5.00%	07/2028	7,213	7,004	7,213	2.1%
Arsenal AIC Parent, LLC (dba Arconic)(6)	First lien senior secured loan	SR +	3.75%	08/2030	7,220	7,192	7,237	2.0%
Camelot U.S. Acquisition 1 Co.(6)	First lien senior secured loan	SR +	2.75%	01/2031	7,180	7,165	7,175	2.1%
Corporation Service Company(5)	First lien senior secured loan	SR +	2.75%	11/2029	1,656	1,653	1,658	0.5%
Element Solutions, Inc.(6)	First lien senior secured loan	SR +	2.00%	12/2030	1,995	1,992	1,995	0.6%
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	SR +	4.00%	09/2030	9,197	9,105	9,123	2.6%
Omnia Partners, LLC(6)	First lien senior secured loan	SR +	4.25%	07/2030	9,191	9,180	9,226	2.5%
Red Ventures, LLC(6)	First lien senior secured loan	SR +	3.00%	03/2030	2,327	2,306	2,315	0.7%
Skopima Merger Sub Inc.(5)	First lien senior secured loan	SR +	4.00%	05/2028	5,702	5,475	5,672	1.6%
Sovos Compliance, LLC(5)	First lien senior secured loan	SR +	4.50%	08/2028	13,406	13,079	13,271	3.8%
Thevelia (US) LLC (dba Tricor)(6)	First lien senior secured loan	SR +	3.75%	06/2029	2,993	2,993	2,994	0.9%
Vistage Worldwide, Inc.(6)	First lien senior secured loan	SR +	4.75%	07/2029	9,751	9,616	9,727	2.8%
						81,484	82,471	23.6%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	SR +	2.00%	05/2028	4,767	$4,755	$4,718	1.3%
Ciena Corp.(5)	First lien senior secured loan	SR +	2.00%	10/2030	2,988	2,981	2,991	0.9%
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	SR +	2.50%	09/2028	4,458	4,412	4,341	1.2%
Zayo Group Holdings, Inc.(5)	First lien senior secured loan	SR +	4.33%	03/2027	9,800	8,036	8,733	2.5%
						20,184	20,783	5.9%
Transportation
Echo Global Logistics, Inc.(5)	First lien senior secured loan	SR +	3.50%	11/2028	3,629	$3,575	$3,571	1.0%
KKR Apple Bidco, LLC(6)	First lien senior secured loan	SR +	3.50%	09/2028	2,192	2,189	2,197	0.6%
Uber Technologies, Inc.(6)	First lien senior secured loan	SR +	2.75%	03/2030	1,577	1,573	1,583	0.5%
						7,337	7,351	2.1%
Total Debt Investments						$1,483,924	$1,494,749	427.5%
Total Investments						$1,483,924	$1,494,749	427.5%
__________________
(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF’s Debt Facilities.
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.
(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of March 31, 2024 was 5.33%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of March 31, 2024 was 5.30%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of March 31, 2024 was 5.22%.
(8)Level 3 investment.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
(9)Position or portion thereof is an unfunded loan commitment.
(10)The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 (Amounts in thousands)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Debt Investments
Aerospace and defense
American Airlines, Inc.(7)	First lien senior secured loan	SR +	2.75%	02/2028	1,980	$1,947	$1,976	0.7%
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	SR +	2.50%	06/2028	9,490	9,413	9,505	3.1%
Barnes Group, Inc.(5)	First lien senior secured loan	SR +	3.00%	09/2030	6,484	6,437	6,497	2.1%
Bleriot US Bidco, Inc.(6)	First lien senior secured loan	SR +	4.00%	10/2028	5,927	5,847	5,946	2.0%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	SR +	4.00%	08/2028	1,809	1,797	1,813	0.6%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	SR +	4.00%	04/2026	4,221	4,194	4,229	1.4%
Peraton Corp.(5)	First lien senior secured loan	SR +	3.75%	02/2028	12,458	12,219	12,474	4.0%
Transdigm Inc.(6)	First lien senior secured loan	SR +	3.25%	02/2031	5,000	4,988	5,019	1.7%
Transdigm, Inc.(6)	First lien senior secured loan	SR +	3.25%	08/2028	2,973	2,967	2,984	1.0%
Transdigm, Inc.(6)	First lien senior secured loan	SR +	3.25%	02/2027	2,970	2,923	2,980	1.0%
Vertex Aerospace Services Corp. (dba V2X)(5)	First lien senior secured loan	SR +	3.25%	12/2028	2,993	2,989	2,994	1.0%
						55,721	56,417	18.6%
Automotive
Belron Finance US LLC(6)	First lien senior secured loan	SR +	2.50%	04/2029	2,488	$2,476	$2,491	0.8%
PAI Holdco, Inc.(6)(8)	First lien senior secured loan	SR +	3.75%	10/2027	6,562	6,141	6,102	2.0%
						8,617	8,593	2.8%
Buildings and real estate
84 Lumber Company(5)	First lien senior secured loan	SR +	2.75%	11/2030	5,212	$5,186	$5,220	1.7%
American Residential Services, LLC(6)(8)	First lien senior secured loan	SR +	3.50%	10/2027	4,488	4,487	4,483	1.5%
Beacon Roofing Supply, Inc.(5)	First lien senior secured loan	SR +	2.50%	05/2028	2,970	2,966	2,980	1.0%
CPG International LLC(5)	First lien senior secured loan	SR +	2.50%	04/2029	6,894	6,865	6,898	2.2%
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	SR +	4.00%	01/2030	7,000	6,831	6,930	2.3%
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	SR +	2.75%	08/2025	247	243	246	0.1%
Dodge Construction Network, LLC(6)	First lien senior secured loan	SR +	4.75%	02/2029	5,221	4,911	4,020	1.3%
Greystar Real Estate Partners, LLC (dba Greystar)(6)(8)	First lien senior secured loan	SR +	3.75%	08/2030	6,983	6,883	6,878	2.3%
GYP Holdings III Corp.(5)	First lien senior secured loan	SR +	3.00%	05/2030	2,000	1,990	2,005	0.7%
Quikrete Holdings, Inc.(5)	First lien senior secured loan	SR +	2.75%	03/2029	1,990	1,990	1,995	0.7%
RealPage, Inc.(5)	First lien senior secured loan	SR +	3.00%	04/2028	10,440	9,921	10,345	3.4%
Wrench Group LLC(6)	First lien senior secured loan	SR +	4.00%	04/2026	9,660	9,642	9,669	3.2%
						61,916	61,669	20.4%
Business services
ASGN, Inc.(5)	First lien senior secured loan	SR +	2.25%	08/2030	2,494	$2,488	$2,502	0.8%
Boxer Parent Company Inc. (f/k/a BMC)(5)	First lien senior secured loan	SR +	4.25%	12/2028	6,123	6,050	6,159	2.0%
BrightView Landscapes, LLC(6)	First lien senior secured loan	SR +	3.00%	04/2029	6,519	6,347	6,517	2.2%
Brown Group Holdings, LLC(5)	First lien senior secured loan	SR +	3.75%	07/2029	4,492	4,462	4,503	1.5%
ConnectWise, LLC(6)	First lien senior secured loan	SR +	3.50%	09/2028	10,440	9,939	10,405	3.4%
IDEMIA Group SAS(6)	First lien senior secured loan	SR +	4.75%	09/2028	1,990	1,967	1,994	0.7%
Packers Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	03/2028	3,928	3,655	2,457	0.8%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 (Amounts in thousands)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Sitel Worldwide Corp.(5)	First lien senior secured loan	SR +	3.75%	08/2028	6,939	6,841	6,648	2.2%
VM Consolidated, Inc.(5)	First lien senior secured loan	SR +	3.25%	03/2028	2,107	2,088	2,114	0.7%
						43,837	43,299	14.3%
Chemicals
Aruba Investments Holdings, LLC (dba Angus Chemical Company)(5)(8)	First lien senior secured loan	SR +	4.75%	11/2027	2,970	$2,799	$2,963	1.0%
Axalta Coating Systems US Holdings Inc.(6)	First lien senior secured loan	SR +	2.50%	12/2029	6,884	6,842	6,900	2.3%
Blue Tree Holdings, Inc.(6)	First lien senior secured loan	SR +	2.50%	03/2028	3,964	3,930	3,935	1.3%
Cyanco Intermediate 2 Corp.(5)	First lien senior secured loan	SR +	4.75%	07/2028	3,990	3,908	3,997	1.2%
DCG Acquisition Corp.(5)	First lien senior secured loan	SR +	4.50%	09/2026	7,383	7,349	7,318	2.4%
H.B. Fuller Company(5)	First lien senior secured loan	SR +	2.25%	02/2030	1,741	1,741	1,743	0.6%
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.50%	02/2030	3,486	3,451	3,486	1.2%
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.75%	11/2027	2,978	2,888	2,984	1.0%
Ineos US Petrochem LLC(5)(8)	First lien senior secured loan	SR +	3.75%	03/2030	1,990	1,971	1,990	0.7%
Nouryon Finance B.V.(5)	First lien senior secured loan	SR +	4.00%	04/2028	2,488	2,466	2,493	0.8%
Nouryon Finance B.V.(6)	First lien senior secured loan	SR +	4.00%	10/2025	5,785	5,726	5,802	1.9%
Windsor Holdings III LLC(5)	First lien senior secured loan	SR +	4.50%	08/2030	5,736	5,636	5,766	1.9%
						48,707	49,377	16.3%
Consumer products
HomeServe USA Holding Corp.(5)	First lien senior secured loan	SR +	3.00%	10/2030	4,000	$3,961	$4,011	1.3%
Olaplex, Inc.(5)	First lien senior secured loan	SR +	3.50%	02/2029	5,220	4,890	4,816	1.6%
						8,851	8,827	2.9%
Containers and packaging
Berlin Packaging L.L.C.(5)	First lien senior secured loan	SR +	3.75%	03/2028	12,486	$12,094	$12,488	4.1%
BW Holding, Inc.(6)(8)	First lien senior secured loan	SR +	4.00%	12/2028	7,689	7,578	7,151	2.4%
Charter NEX US, Inc.(5)	First lien senior secured loan	SR +	3.75%	12/2027	5,731	5,686	5,750	1.9%
OneDigital Borrower LLC(6)(8)	First lien senior secured loan	SR +	4.25%	11/2027	1,911	1,897	1,907	0.6%
Plaze, Inc.(5)	First lien senior secured loan	SR +	3.75%	08/2026	3,990	3,865	3,870	1.3%
Plaze, Inc.(5)	First lien senior secured loan	SR +	3.50%	08/2026	995	971	965	0.3%
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	SR +	4.50%	11/2028	10,250	10,165	10,253	3.4%
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	SR +	3.50%	08/2028	9,663	9,513	9,678	3.2%
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	SR +	3.25%	03/2028	10,439	9,981	10,364	3.4%
Trident TPI Holdings, Inc.(6)	First lien senior secured loan	SR +	4.50%	09/2028	1,990	1,941	1,989	0.7%
Valcour Packaging, LLC(5)	First lien senior secured loan	SR +	3.75%	10/2028	3,077	3,073	2,405	0.8%
						66,764	66,820	22.1%
Distribution
Aramsco, Inc.(6)(9)(10)	First lien senior secured delayed draw term loan	SR +	4.75%	10/2025	—	$—	$—	—%
Aramsco, Inc.(6)	First lien senior secured loan	SR +	4.75%	10/2030	8,515	8,346	8,497	2.8%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	SR +	4.75%	12/2028	5,265	5,216	5,275	1.7%
Dealer Tire, LLC(5)	First lien senior secured loan	SR +	4.50%	12/2027	3,920	3,860	3,927	1.3%
SRS Distribution, Inc.(5)	First lien senior secured loan	SR +	3.50%	06/2028	11,530	10,887	11,534	3.7%
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	SR +	3.75%	10/2027	11,298	10,843	11,317	3.7%
						39,152	40,550	13.2%
Education
Renaissance Learning, Inc.(5)	First lien senior secured loan	SR +	4.75%	04/2030	4,988	$4,905	$4,999	1.7%
Severin Acquisition, LLC (dba Powerschool)(6)	First lien senior secured loan	SR +	3.25%	08/2025	11,451	11,335	11,487	3.7%
Sophia, L.P.(5)	First lien senior secured loan	SR +	4.25%	10/2027	9,664	9,648	9,642	3.2%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 (Amounts in thousands)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	SR +	4.50%	10/2030	3,663	3,618	3,671	1.2%
						29,506	29,799	9.8%
Energy equipment and services
AMG Advanced Metallurgical Group N.V(5)	First lien senior secured loan	SR +	3.50%	11/2028	3,430	$3,413	$3,411	1.1%
AZZ Inc.(5)	First lien senior secured loan	SR +	4.25%	05/2029	7,925	7,866	7,952	2.6%
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	SR +	3.75%	08/2025	3,456	3,439	3,465	1.1%
Calpine Construction Finance Company(5)	First lien senior secured loan	SR +	2.25%	07/2030	1,995	1,980	1,994	0.7%
Pike Corp.(5)	First lien senior secured loan	SR +	3.00%	01/2028	9,800	9,638	9,821	3.1%
Rockwood Service Corp.(5)	First lien senior secured loan	SR +	4.25%	01/2027	6,466	6,451	6,477	2.1%
						32,787	33,120	10.7%
Financial services
Acuris Finance US, Inc. (ION Analytics) (6)	First lien senior secured loan	SR +	4.00%	02/2028	7,619	$7,496	$7,602	2.5%
AlixPartners, LLP(5)	First lien senior secured loan	SR +	2.75%	02/2028	1,492	1,482	1,495	0.5%
AllSpring Buyer(6)	First lien senior secured loan	SR +	3.75%	11/2028	4,938	4,881	4,911	1.6%
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	SR +	3.00%	09/2030	12,000	11,940	12,046	4.0%
Citadel Securities, LP(5)	First lien senior secured loan	SR +	2.50%	07/2030	8,968	8,933	8,980	3.0%
Citco Funding LLC(6)	First lien senior secured loan	SR +	3.25%	04/2028	6,234	6,204	6,250	2.1%
Deerfield Dakota Holdings(6)	First lien senior secured loan	SR +	3.75%	04/2027	8,830	8,511	8,734	2.8%
Focus Financial Partners, LLC(5)	First lien senior secured loan	SR +	3.25%	06/2028	4,938	4,864	4,941	1.6%
Focus Financial Partners, LLC(5)	First lien senior secured loan	SR +	3.50%	06/2028	2,993	2,938	2,996	1.0%
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2029	4,950	4,873	4,954	1.6%
Harbourvest Partners, L.P.(6)(8)	First lien senior secured loan	SR +	3.00%	04/2030	2,494	2,458	2,488	0.8%
Helios Software Holdings, Inc.(6)	First lien senior secured loan	SR +	4.25%	07/2030	5,000	4,807	4,988	1.6%
Janus International Group, LLC(6)	First lien senior secured loan	SR +	3.25%	08/2030	4,988	4,958	4,992	1.6%
Saphilux S.a.r.L (dba IQ EQ)(7)	First lien senior secured loan	SR +	4.75%	07/2028	7,500	7,395	7,505	2.5%
The Edelman Financial Engines Center, LLC(5)	First lien senior secured loan	SR +	3.50%	04/2028	3,959	3,880	3,962	1.3%
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	SR +	5.00%	05/2028	2,500	2,458	2,510	0.8%
USI, Inc.(6)	First lien senior secured loan	SR +	3.25%	09/2030	3,990	3,981	3,991	1.3%
						92,059	93,345	30.6%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	SR +	2.25%	09/2030	4,000	$3,981	$3,998	1.3%
AI Aqua Merger Sub, Inc. (dba Culligan International)(5)	First lien senior secured loan	SR +	3.75%	07/2028	2,576	2,571	2,575	0.9%
AI Aqua Merger Sub, Inc. (dba Culligan International)(6)(9)(10)	First lien senior secured delayed draw term loan	SR +	4.25%	12/2024	6,609	6,369	6,605	2.2%
Aramark Services, Inc.(5)	First lien senior secured loan	SR +	2.50%	06/2030	1,990	1,971	1,992	0.7%
Aspire Bakeries Holdings, LLC(5)(8)	First lien senior secured loan	SR +	4.25%	12/2030	5,000	4,950	4,925	1.6%
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	SR +	4.00%	09/2028	9,374	9,259	9,213	3.0%
Naked Juice LLC (dba Tropicana)(6)	First lien senior secured loan	SR +	3.25%	01/2029	10,467	9,686	10,100	3.2%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 (Amounts in thousands)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Pegasus BidCo B.V.(6)	First lien senior secured loan	SR +	4.25%	07/2029	7,440	7,332	7,433	2.5%
Shearer's Foods, LLC(5)	First lien senior secured loan	SR +	3.50%	09/2027	8,717	8,216	8,721	2.9%
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	SR +	2.50%	03/2027	2,976	2,956	2,976	1.0%
Utz Quality Foods, LLC(6)	First lien senior secured loan	SR +	3.00%	01/2028	1,153	1,153	1,153	0.4%
						58,444	59,691	19.7%
Healthcare equipment and services
Confluent Medical Technologies, Inc.(6)(8)	First lien senior secured loan	SR +	3.75%	02/2029	9,664	$9,541	$9,615	3.2%
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	SR +	4.50%	07/2029	6,047	6,026	6,036	2.0%
Dermatology Intermediate Holdings III, Inc.(6)	First lien senior secured loan	SR +	4.25%	03/2029	11,664	11,551	11,252	3.7%
Medline Borrower, LP(5)	First lien senior secured loan	SR +	3.00%	10/2028	6,248	5,910	6,274	2.1%
Natus Medical, Inc.(6)(8)	First lien senior secured loan	SR +	5.50%	07/2029	4,455	4,175	4,143	1.4%
Nexstar Broadcasting, Inc.(5)	First lien senior secured loan	SR +	2.50%	09/2026	4,300	4,302	4,300	1.4%
Resonetics, LLC(6)	First lien senior secured loan	SR +	4.00%	04/2028	6,593	6,511	6,586	2.1%
Zest Acquisition Corp.(5)(8)	First lien senior secured loan	SR +	5.50%	02/2028	8,439	8,180	8,228	2.7%
						56,196	56,434	18.6%
Healthcare providers and services
Covetrus, Inc.(6)	First lien senior secured loan	SR +	5.00%	10/2029	9,429	$8,932	$9,411	3.1%
HAH Group Holding Company LLC (dba Help at Home)(5)(8)	First lien senior secured loan	SR +	5.00%	10/2027	2,685	2,666	2,658	0.9%
HAH Group Holding Company LLC (dba Help at Home)(5)(8)	First lien senior secured loan	SR +	5.00%	10/2027	3,328	3,321	3,295	1.1%
LSCS Holdings, Inc.(5)(8)	First lien senior secured loan	SR +	4.50%	12/2028	9,356	9,182	9,193	3.0%
MJH Healthcare Holdings, LLC(5)	First lien senior secured loan	SR +	3.50%	01/2029	3,793	3,737	3,769	1.2%
Pediatric Associates Holding Company, LLC(5)(8)	First lien senior secured loan	SR +	4.50%	12/2028	1,990	1,916	1,960	0.6%
Pediatric Associates Holding Company, LLC(5)(8)	First lien senior secured loan	SR +	3.25%	12/2028	5,352	5,273	5,165	1.7%
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	SR +	3.25%	11/2028	7,369	7,136	7,408	2.4%
Physician Partners, LLC(6)	First lien senior secured loan	P +	4.00%	12/2028	9,850	9,381	9,283	3.1%
Premise Health Holding(6)(8)	First lien senior secured loan	SR +	4.75%	07/2025	3,201	3,178	3,185	1.1%
Select Medical Corp.(5)	First lien senior secured loan	SR +	3.00%	03/2027	2,985	2,971	2,982	1.1%
Surgery Center Holdings, Inc.(6)	First lien senior secured loan	SR +	3.50%	12/2030	2,416	2,392	2,423	0.8%
						60,085	60,732	20.1%
Healthcare technology
Athenahealth Group Inc.(5)	First lien senior secured loan	SR +	3.25%	02/2029	9,308	$8,644	$9,257	3.1%
Bracket Intermediate Holding Corp.(6)	First lien senior secured loan	SR +	5.00%	05/2028	6,835	6,681	6,825	2.3%
Gainwell Acquisition Corp.(6)	First lien senior secured loan	SR +	4.00%	10/2027	7,859	7,695	7,623	2.5%
GHX Ultimate Parent Corporation(6)	First lien senior secured loan	SR +	4.75%	06/2027	2,985	2,920	2,986	1.0%
Imprivata, Inc.(5)	First lien senior secured loan	SR +	4.25%	12/2027	9,664	9,515	9,692	3.1%
IQVIA, Inc.(6)	First lien senior secured loan	SR +	2.00%	01/2031	4,111	4,111	4,123	1.4%
PointClickCare Technologies Inc.PointClickCare Technologies Inc(6)(8)	First lien senior secured loan	SR +	3.00%	12/2027	1,985	1,957	1,980	0.7%
R1 RCM Inc.(6)(8)	First lien senior secured loan	SR +	3.50%	06/2029	5,000	4,940	5,000	1.7%
R1 RCM Inc.(5)	First lien senior secured loan	SR +	3.00%	06/2029	3,970	3,970	3,966	1.3%
Verscend Holding Corp.(5)	First lien senior secured loan	SR +	4.00%	08/2025	9,843	9,763	9,851	3.3%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 (Amounts in thousands)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	3.50%	09/2026	4,454	4,451	4,459	1.5%
						64,647	65,762	21.9%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	SR +	2.75%	06/2030	1,990	$1,981	$1,990	0.7%
						1,981	1,990	0.7%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(7)	First lien senior secured loan	SR +	5.50%	08/2029	4,738	$4,680	$4,750	1.6%
iSolved, Inc.(6)	First lien senior secured loan	SR +	4.00%	10/2030	6,250	6,188	6,250	2.0%
						10,868	11,000	3.6%
Infrastructure and environmental services
Asplundh Tree Expert, LLC(5)	First lien senior secured loan	SR +	1.75%	09/2027	1,430	$1,426	$1,430	0.5%
Madison IAQ, LLC(5)	First lien senior secured loan	SR +	3.25%	06/2028	8,355	8,200	8,317	2.7%
Osmose Utilities Services, Inc.(5)	First lien senior secured loan	SR +	3.25%	06/2028	8,466	7,938	8,452	2.8%
USIC Holdings, Inc.(6)	First lien senior secured loan	SR +	3.50%	05/2028	2,947	2,824	2,919	1.0%
						20,388	21,118	7.0%
Insurance
Acrisure, LLC(6)	First lien senior secured loan	SR +	4.50%	12/2030	9,222	$8,876	$9,229	3.0%
AssuredPartners, Inc.(5)	First lien senior secured loan	SR +	3.75%	02/2027	7,705	7,568	7,718	2.6%
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR +	3.00%	01/2027	2,067	2,050	2,067	0.7%
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR +	3.75%	01/2029	5,993	5,950	6,002	2.0%
Hub International(6)	First lien senior secured loan	SR +	4.25%	06/2030	7,980	7,903	8,010	2.6%
Hyperion Refinance S.a.r.l (dba Howden Group)(6)	First lien senior secured loan	SR +	4.00%	04/2030	3,970	3,821	3,974	1.3%
IMA Financial Group, Inc.(5)(8)	First lien senior secured loan	SR +	3.75%	11/2028	5,968	5,938	5,953	2.0%
						42,106	42,953	14.2%
Internet software and services
Aptean, Inc.(5)	First lien senior secured loan	SR +	4.25%	04/2026	2,136	$2,128	$2,129	0.7%
Barracuda Parent, LLC(6)	First lien senior secured loan	SR +	4.50%	08/2029	10,494	10,095	10,219	3.4%
Boxer Parent Company Inc.(5)	First lien senior secured loan	SR +	3.75%	10/2025	—	—	—	—%
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	4.50%	03/2029	4,987	4,764	4,862	1.6%
DCert Buyer, Inc.(5)	First lien senior secured loan	SR +	4.00%	10/2026	7,206	7,171	7,131	2.4%
Delta TopCo, Inc. (dba Infoblox, Inc.)(7)	First lien senior secured loan	SR +	3.75%	12/2027	13,147	12,393	13,114	4.3%
Dun & Bradstreet Corporation, The(5)	First lien senior secured loan	SR +	2.75%	02/2026	995	995	996	0.3%
E2open, LLC(5)	First lien senior secured loan	SR +	3.50%	02/2028	8,340	8,238	8,338	2.8%
Idera, Inc.(6)	First lien senior secured loan	SR +	3.75%	03/2028	6,518	6,360	6,476	2.1%
Infinite Bidco LLC(6)	First lien senior secured loan	SR +	3.75%	03/2028	3,568	3,464	3,464	1.1%
McAfee Corp.(5)	First lien senior secured loan	SR +	3.75%	03/2029	6,261	6,021	6,218	2.1%
MeridianLink, Inc.(6)	First lien senior secured loan	SR +	3.00%	11/2028	7,475	7,445	7,467	2.5%
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	SR +	4.50%	05/2029	7,882	7,421	7,434	2.5%
Perforce Software, Inc.(5)	First lien senior secured loan	SR +	3.75%	07/2026	4,964	4,765	4,902	1.6%
Project Alpha Intermediate Holding, Inc.(5)	First lien senior secured loan	SR +	4.75%	10/2030	8,000	7,843	8,026	2.7%
Project Sky Merger Sub, Inc.(6)	First lien senior secured loan	SR +	3.75%	10/2028	2,500	2,476	2,472	0.8%
Quartz Acquireco, LLC (dba Qualtrics AcquireCo, LLC)(5)(8)	First lien senior secured loan	SR +	3.50%	06/2030	3,990	3,952	3,960	1.3%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 (Amounts in thousands)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	SR +	5.00%	05/2028	9,000	8,700	8,888	2.8%
Sophos Holdings, LLC(5)	First lien senior secured loan	SR +	3.50%	03/2027	10,438	10,263	10,451	3.3%
UST Holdings, Ltd.(5)(8)	First lien senior secured loan	SR +	3.50%	11/2028	8,538	8,515	8,389	2.8%
Vertiv Group Corp.(5)	First lien senior secured loan	SR +	2.50%	03/2027	1,516	1,516	1,521	0.5%
VS Buyer LLC(6)	First lien senior secured loan	SR +	3.25%	02/2027	2,969	2,969	2,973	1.0%
						127,494	129,430	42.6%
Investment funds and vehicle
Finco I, LLC(6)	First lien senior secured loan	SR +	3.00%	06/2029	3,982	$3,971	$3,994	1.3%
						3,971	3,994	1.3%
Leisure and entertainment
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	SR +	2.25%	01/2030	3,000	$2,983	$3,006	1.0%
						2,983	3,006	1.0%
Manufacturing
Altar Bidco, Inc.(7)	First lien senior secured loan	SR +	3.10%	02/2029	4,715	$4,530	$4,702	1.6%
Columbus McKinnon Corp.(6)	First lien senior secured loan	SR +	2.75%	05/2028	463	460	463	0.2%
DXP Enterprises, Inc.(7)(8)	First lien senior secured loan	SR +	4.75%	10/2030	10,408	10,254	10,382	3.4%
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(5)	First lien senior secured loan	SR +	3.00%	05/2030	9,345	9,257	9,372	3.1%
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	SR +	3.50%	05/2028	7,538	7,485	7,474	2.5%
Entegris, Inc.(5)	First lien senior secured loan	SR +	2.50%	07/2029	1,620	1,620	1,625	0.5%
Filtration Group Corporation(5)	First lien senior secured loan	SR +	4.25%	10/2028	3,970	3,933	3,983	1.3%
Gates Global LLC(5)	First lien senior secured loan	SR +	3.00%	11/2029	2,972	2,920	2,979	1.0%
Pro Mach Group, Inc.(5)	First lien senior secured loan	SR +	4.00%	08/2028	10,440	10,214	10,460	3.3%
Pro Mach Group, Inc.(5)(8)	First lien senior secured loan	SR +	5.00%	08/2028	3,980	3,807	4,000	1.3%
Refficiency Holdings, LLC (dba Legence)(5)	First lien senior secured loan	SR +	3.50%	12/2027	7,574	7,541	7,572	2.4%
Summit Materials, LLC(6)	First lien senior secured loan	SR +	2.50%	11/2028	4,339	4,328	4,352	1.4%
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	SR +	3.75%	03/2028	10,558	10,433	10,541	3.5%
						76,782	77,905	25.5%
Pharmaceuticals
Fortrea Holdings Inc.(5)	First lien senior secured loan	SR +	3.75%	07/2030	3,399	$3,371	$3,394	1.1%
						3,371	3,394	1.1%
Professional services
Apex Group Treasury, LLC(6)(8)	First lien senior secured loan	SR +	3.75%	07/2028	4,888	$4,727	$4,863	1.6%
Apex Group Treasury, LLC(6)(8)	First lien senior secured loan	SR +	5.00%	07/2028	7,232	7,011	7,232	2.4%
Arsenal AIC Parent, LLC (dba Arconic)(5)	First lien senior secured loan	SR +	4.50%	08/2030	4,738	4,708	4,751	1.6%
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	SR +	3.00%	10/2026	2,943	2,930	2,946	1.0%
Corporation Service Company(5)	First lien senior secured loan	SR +	3.25%	11/2029	1,787	1,783	1,790	0.6%
Element Solutions, Inc.(6)(8)	First lien senior secured loan	SR +	2.00%	12/2030	4,811	4,799	4,799	1.6%
EM Midco2 Ltd. (dba Element Materials Technology)(6)	First lien senior secured loan	SR +	4.25%	06/2029	9,014	8,911	8,913	2.9%
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	SR +	4.00%	09/2030	7,220	7,115	7,189	2.4%
Omnia Partners, LLC(6)	First lien senior secured loan	SR +	4.25%	07/2030	6,594	6,576	6,631	2.2%
Omnia Partners, LLC(6)(9)(10)	First lien senior secured delayed draw term loan	SR +	4.25%	01/2024	—	(2)	—	—%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 (Amounts in thousands)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Red Ventures, LLC(6)	First lien senior secured loan	SR +	3.00%	03/2030	3,970	3,933	3,955	1.2%
Skopima Merger Sub Inc.(5)	First lien senior secured loan	SR +	4.00%	05/2028	5,716	5,477	5,687	1.9%
Sovos Compliance, LLC(5)	First lien senior secured loan	SR +	4.50%	08/2028	10,440	10,144	10,297	3.4%
Vistage Worldwide, Inc.(6)(8)	First lien senior secured loan	SR +	5.25%	07/2029	9,776	9,636	9,752	3.2%
						77,748	78,805	26.0%
Specialty retail
Pilot Travel Centers LLC(5)	First lien senior secured loan	SR +	2.00%	08/2028	796	$791	$798	0.3%
						791	798	0.3%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	SR +	2.00%	05/2028	3,274	$3,268	$3,255	1.1%
Ciena Corp.(5)	First lien senior secured loan	SR +	2.00%	10/2030	3,990	3,978	3,997	1.2%
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	SR +	2.50%	09/2028	2,974	2,961	2,919	1.0%
Park Place Technologies, LLC(5)	First lien senior secured loan	SR +	5.00%	11/2027	9,662	9,253	9,597	3.2%
Zayo Group Holdings, Inc.(5)	First lien senior secured loan	SR +	4.25%	03/2027	9,825	8,506	8,404	2.8%
						27,966	28,172	9.3%
Transportation
Echo Global Logistics, Inc.(5)	First lien senior secured loan	SR +	3.50%	11/2028	1,138	$1,118	$1,111	0.4%
KKR Apple Bidco, LLC(6)	First lien senior secured loan	SR +	3.50%	09/2028	2,055	2,051	2,061	0.7%
Safe Fleet Holdings, LLC(5)	First lien senior secured loan	SR +	3.75%	02/2029	3,965	3,924	3,971	1.3%
Uber Technologies, Inc.(6)	First lien senior secured loan	SR +	2.75%	03/2030	3,164	3,156	3,171	1.0%
						10,249	10,314	3.4%
Total Debt Investments						$1,133,987	$1,147,314	378.2%
Total Investments						$1,133,987	$1,147,314	378.2%
__________________
(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF’s SPV Asset Facilities.
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.
(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2023 was 5.35%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2023 was 5.33%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2023 was 5.16%.
(8)Level 3 investment.
(9)Position or portion thereof is an unfunded loan commitment.
(10)The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Below is selected balance sheet information for OCIC SLF as of the following periods:

($ in thousands)	March 31, 2024	December 31, 2023
Assets
Investments at fair value (amortized cost of $1,483,924 and $1,133,987, respectively)	$1,494,749	$1,147,314
Cash	167,023	102,559
Interest receivable	5,699	4,160
Receivable due on investments sold	39,231	14,593
Total Assets	$1,706,702	$1,268,626
Liabilities
Debt (net of unamortized debt issuance costs of $10,421 and $8,292, respectively)	$1,121,775	$861,928
Payable for investments purchased	196,697	73,821
Interest payable	25,500	10,260
Distribution payable	11,905	9,546
Accrued expenses and other liabilities	1,041	567
Total Liabilities	$1,356,918	$956,122
Members’ Equity
Members’ Equity	349,784	312,504
Total Members’ Equity	349,784	312,504
Total Liabilities and Members’ Equity	$1,706,702	$1,268,626
Below is selected statement of operations information for OCIC SLF as of the following periods:

	For the Three Months Ended March 31,
	2024	2023
Investment Income
Interest income	$31,768	$13,181
Total Investment Income	31,768	13,181
Operating Expenses
Interest expense	19,305	5,894
Professional fees	130	190
Other general and administrative	303	129
Total Operating Expenses	19,738	6,213
Net Investment Income	$12,030	$6,968
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net change in unrealized gain (loss) on investments	(2,502)	3,663
Net realized gain (loss) on investments	(343)	14
Total Net Realized and Change in Unrealized Gain (Loss) on Investments	(2,845)	3,677
Net Increase in Members’ Equity Resulting from Operations	$9,185	$10,645
Note 5. Debt
In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. The Company’s asset coverage was 208% and 209% as of March 31, 2024 and December 31, 2023, respectively.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Debt obligations consisted of the following as of the following periods:

	March 31, 2024
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
Revolving Credit Facility(3)	$1,945,000	$1,026,111	$918,889	$1,010,177
SPV Asset Facility I	525,000	200,000	128,816	194,067
SPV Asset Facility II	1,800,000	995,000	637,604	988,398
SPV Asset Facility III	1,000,000	622,000	159,313	613,501
SPV Asset Facility IV	500,000	200,000	96,731	196,396
SPV Asset Facility V	300,000	200,000	40,176	197,183
SPV Asset Facility VI	750,000	350,000	75,300	343,145
CLO VIII	290,000	290,000	—	287,955
CLO XI	260,000	260,000	—	258,185
CLO XII	260,000	260,000	—	258,049
CLO XV	312,000	312,000	—	309,194
CLO XVI	420,000	420,000	—	417,528
March 2025 Notes	500,000	500,000	—	496,928
September 2026 Notes	350,000	350,000	—	345,100
February 2027 Notes	500,000	500,000	—	497,220
September 2027 Notes(4)	600,000	600,000	—	589,386
June 2028 Notes(4)	650,000	650,000	—	640,716
January 2029 Notes(4)	550,000	550,000	—	536,981
March 2031 Notes(4)	750,000	750,000	—	721,719
Total Debt	$12,262,000	$9,035,111	$2,056,829	$8,901,828
__________________
(1)The amount available reflects any limitations related to each credit facility’s borrowing base.
(2)The carrying values of the Company’s Revolving Credit Facility, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III, SPV Asset Facility IV, SPV Asset Facility V, SPV Asset Facility VI, CLO VIII, CLO XI, CLO XII, CLO XV, CLO XVI, March 2025 Notes, September 2026 Notes, February 2027 Notes, September 2027 Notes, June 2028 Notes, January 2029 Notes, and March 2031 Notes are presented net of unamortized debt issuance costs of $15.9 million, $5.9 million, $6.6 million, $8.5 million, $3.6 million, $2.8 million, $6.9 million, $2.0 million, $1.8 million, $2.0 million, $2.8 million, $2.5 million, $3.0 million, $4.9 million, $2.8 million, $6.5 million, $9.5 million, $13.2 million, and $21.0 million, respectively.
(3)Includes unrealized gain (loss) on translation of borrowings denominated in foreign currencies.
(4)The carrying value is inclusive of change in fair market value of effective hedge.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

	December 31, 2023
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
Revolving Credit Facility(3)	$1,945,000	$628,128	$1,316,872	$611,396
SPV Asset Facility I	525,000	475,000	50,000	468,920
SPV Asset Facility II	1,800,000	1,718,000	82,000	1,710,745
SPV Asset Facility III	1,000,000	522,000	289,180	513,046
SPV Asset Facility IV	500,000	250,000	61,848	246,296
SPV Asset Facility V	300,000	200,000	12,439	197,005
SPV Asset Facility VI	750,000	160,000	18,188	152,994
CLO VIII	290,000	290,000	—	287,907
CLO XI	260,000	260,000	—	258,144
CLO XII	260,000	260,000	—	258,002
March 2025 Notes	500,000	500,000	—	496,586
September 2026 Notes	350,000	350,000	—	344,682
February 2027 Notes	500,000	500,000	—	496,699
September 2027 Notes(4)	600,000	600,000	—	598,564
June 2028 Notes	650,000	650,000	—	640,012
January 2029 Notes(4)	550,000	550,000	—	546,975
Total Debt	$10,780,000	$7,913,128	$1,830,527	$7,827,973
__________________
(1)The amount available reflects any limitations related to each credit facility’s borrowing base.
(2)The carrying values of the Company’s Revolving Credit Facility, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III, SPV Asset Facility IV, SPV Asset Facility V, SPV Asset Facility VI, CLO VIII, CLO XI, CLO XII, March 2025 Notes, September 2026 Notes, February 2027 Notes, September 2027 Notes, June 2028 Notes, and January 2029 Notes are presented net of unamortized debt issuance costs of $16.6 million, $6.1 million, $7.3 million, $9.0 million, $3.7 million, $3.0 million, $7.0 million, $2.1 million, $1.9 million, $2.0 million, $3.4 million, $5.4 million, $3.3 million, $6.9 million, $9.9 million, and $13.6 million, respectively.
(3)Includes unrealized gain (loss) on translation of borrowings denominated in foreign currencies.
(4)The carrying value is inclusive of change in fair market value of effective hedge.
The below table represents the components of interest expense for the following periods:

	For the Three Months Ended March 31,
($ in thousands)	2024	2023
Interest expense	$158,509	$86,574
Amortization of debt issuance costs	6,281	3,697
Net change in unrealized (gain) loss on effective interest rate swaps and hedged items(1)	4,626	(676)
Total Interest Expense	$169,416	$89,595
Average interest rate	7.6%	6.2%
Average daily borrowings	$8,255,253	$5,579,502
__________________
(1)Refer to the September 2027, June 2028, January 2029, and March 2031 Notes for details on the facilities’ interest rate swaps.
Revolving Credit Facility
On August 11, 2022, the Company entered into an Amended and Restated Senior Secured Revolving Credit Agreement (the “Revolving Credit Facility”), which amends and restates in its entirety that certain Senior Secured Revolving Credit Agreement, dated as of April 14, 2021 (as amended, restated, supplemented or otherwise modified prior to August 11, 2022). The parties to the Revolving Credit Facility include the Company, as Borrower, the lenders from time to time parties thereto (each an “Revolving Credit Lender” and collectively, the “Revolving Credit

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Lenders”) and Sumitomo Mitsui Banking Corporation, as Administrative Agent. On November 2, 2023, the parties to the Revolving Credit Facility entered into an amendment, including to extend the availability period and maturity date for certain lenders, convert a portion of the existing revolver availability into term loan availability, reduce the credit adjustment spread to 0.10% for all Loan tenors and make various other changes. The following describes the terms of the Revolving Credit Facility amended through November 2, 2023 (the “Revolving Credit Facility First Amendment Date”).
The Revolving Credit Facility is guaranteed by certain domestic subsidiaries of the Company in existence as of the Revolving Credit Facility First Amendment Date, and will be guaranteed by certain domestic subsidiaries of the Company that are formed or acquired by the Company in the future (collectively, the “Guarantors”). Proceeds of the Revolving Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.
The maximum principal amount of the Revolving Credit Facility is $2.00 billion (increased from $1.95 billion to $2.00 billion on May 8, 2024), subject to availability under the borrowing base, which is based on the Company’s portfolio investments and other outstanding indebtedness. The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued through the Revolving Credit Facility. Maximum capacity under the Revolving Credit Facility may be increased to $2.84 billion through the Company’s exercise of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The Revolving Credit Facility includes a $200.0 million limit for swingline loans and is secured by a perfected first-priority interest in substantially all of the portfolio investments held by the Company and each Guarantor, subject to certain exceptions.
As of the Revolving Credit Facility First Amendment Date, the availability period under the Revolving Credit Facility will terminate on August 11, 2026 with respect to $200.0 million of commitments (the “Non-Extending Commitments”), and on November 2, 2027 with respect to the remaining commitments (such remaining commitments, the “Extending Commitments”) (together, the “Revolving Credit Facility Commitment Termination Date”). The Revolving Credit Facility will mature on August 11, 2027 with respect to the Non-Extending Commitments and will mature on November 2, 2028 with respect to the Extending Commitments (together, the “Revolving Credit Facility Maturity Date”). During the period from the Revolving Credit Facility Commitment Termination Date to the Revolving Credit Facility Maturity Date, the Company will be obligated to make mandatory prepayments under the Revolving Credit Facility out of the proceeds of certain asset sales and other recovery events and equity and debt issuances.
The Company may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Revolving Credit Facility in U.S. dollars will bear interest at term SOFR plus any applicable credit adjustment spread plus margin of 2.00% per annum, or the alternative base rate plus margin of 1.00% per annum. With respect to loans denominated in U.S. dollars, the Company may elect either term SOFR or the alternative base rate at the time of drawdown, and such loans may be converted from one rate to another at any time at the Company’s option, subject to certain conditions. Amounts drawn under the Revolving Credit Facility in other permitted currencies will bear interest at the relevant rate specified therein (including any applicable credit adjustment spread) plus margin of 2.00% per annum. The Company will also pay a fee of 0.375% on undrawn amounts under the Revolving Credit Facility.
The Revolving Credit Facility includes customary covenants, including certain limitations on the incurrence by the Company of additional indebtedness and on the Company’s ability to make distributions to the Company’s shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events and certain financial covenants related to asset coverage and other maintenance covenants, as well as customary events of default. The Revolving Credit Facility requires a minimum asset coverage ratio with respect to the consolidated assets of the Company and its subsidiaries to senior securities that constitute indebtedness of no less than 1.50 to 1.00 at any time.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
SPV Asset Facility I
On September 16, 2021 (the “SPV Asset Facility I Closing Date”), Core Income Funding I LLC (“Core Income Funding I”), a Delaware limited liability company and newly formed wholly-owned subsidiary of the Company entered into a Credit Agreement (the “SPV Asset Facility I”), with Core Income Funding I, as borrower, the lenders from time to time parties thereto (the “SPV Asset Facility I Lenders”), Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company as Collateral Agent and Alter Domus (US) LLC as Document Custodian. The following describes the terms of the SPV Asset Facility I as amended through June 20, 2023 (the “SPV Asset Facility I Second Amendment Date”).
From time to time, the Company expects to sell and contribute certain investments to Core Income Funding I pursuant to a Sale and Contribution Agreement by and between the Company and Core Income Funding I. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility I will be used to finance the origination and acquisition of eligible assets by Core Income Funding I, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by Core Income Funding I through its ownership of Core Income Funding I. The maximum principal amount of the Credit Facility is $525.0 million (decreased from $550.0 million on the SPV Asset Facility I Second Amendment Date); the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core Income Funding I’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Asset Facility I provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility I through September 16, 2025 unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility I (the “ SPV Asset Facility I Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility I will mature on September 16, 2033 (the “SPV Asset Facility I Stated Maturity”). Prior to the SPV Asset Facility I Stated Maturity, proceeds received by Core Income Funding I from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset I Facility Stated Maturity, Core Income Funding I must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn bear interest at Term SOFR (or, in the case of certain lenders that are commercial paper conduits, the lower of their cost of funds and Term SOFR plus 0.40%) plus an applicable margin that ranges from 2.00% to 2.85% depending on a ratio of broadly syndicated loans to middle market loans in the collateral. From the SPV Asset I Facility Closing Date to the SPV Asset I Facility Commitment Termination Date, there is a commitment fee that steps up during the year after the SPV Asset I Facility Closing Date from 0.00% to 0.625% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility I. The SPV Asset Facility I contains customary covenants, including certain financial maintenance covenants, limitations on the activities of Core Income Funding I, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility I is secured by a perfected first priority security interest in the assets of Core Income Funding I and on any payments received by Core Income Funding I in respect of those assets. Assets pledged to the SPV Asset Facility I Lenders will not be available to pay the debts of the Company.
Borrowings of Core Income Funding I are considered the Company’s borrowings for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940, as amended.
SPV Asset Facility II
On October 5, 2021 (the “SPV Asset Facility II Closing Date”), Core Income Funding II LLC (“Core Income Funding II”), a Delaware limited liability company and our newly formed subsidiary entered into a loan and financing and servicing agreement (as amended through the date hereof, the “SPV Asset Facility II”), with Core Income Funding II, as borrower, us, as equityholder and service provider, the lenders from time to time parties thereto (the “SPV Asset Facility II Lenders”), Deutsche Bank AG, New York Branch, as Facility Agent, State Street Bank and Trust Company, as collateral agent, and Alter Domus (US) LLC as collateral custodian. The following

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
describes the terms of the SPV Asset Facility II as amended through March 7, 2024 (the “SPV Asset Facility II Seventh Amendment Date”).
From time to time, the Company expects to sell and contribute certain loan assets to Core Income Funding II pursuant to a Sale and Contribution Agreement by and between the Company and Core Income Funding II. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility II will be used to finance the origination and acquisition of eligible assets by Core Income Funding II, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by Core Income Funding II through our ownership of Core Income Funding II. The maximum principal amount of the SPV Asset Facility II is $1.80 billion; the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Core Income Funding II’s assets from time to time, and satisfaction of certain conditions, including interest spread and weighted average coupon tests, certain concentration limits and collateral quality tests.
The SPV Asset Facility II provides for the ability to borrow, reborrow, repay and prepay advances under the SPV Asset Facility II for a period of up to three years after the SPV Asset Facility II Closing Date unless such period is extended or accelerated under the terms of the SPV Asset Facility II (the “Revolving Period”). Unless otherwise extended, accelerated or terminated under the terms of the SPV Asset Facility II, the SPV Asset Facility II will mature on the date that is two years after the last day of the Revolving Period (the “Facility Termination Date”). Prior to the Facility Termination Date, proceeds received by Core Income Funding II from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding advances, and the excess may be returned to the Company, subject to certain conditions. On the Facility Termination Date, Core Income Funding II must pay in full all outstanding fees and expenses and all principal and interest on outstanding advances, and the excess may be returned to the Company.
Amounts drawn under the SPV Asset Facility II bear interest at Term SOFR (or, in the case of certain SPV Asset Facility II Lenders that are commercial paper conduits, the lower of (a) their cost of funds and (b) Term SOFR, such Term SOFR not to be lower than zero) plus a spread equal to 2.00% per annum, which spread will increase (a) on and after the end of the Revolving Period by 0.15% per annum if no event of default has occurred and (b) by 2.00% per annum upon the occurrence of an event of default (such spread, the “Applicable Margin”). Term SOFR may be replaced as a base rate under certain circumstances. During the Revolving Period, Core Income Funding II will pay an undrawn fee ranging from 0.00% to 0.25% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility II. During the Revolving Period, if the undrawn commitments are in excess of a certain portion (initially 12.5% and increasing in stages to 25%, 50% and 75%) of the total commitments under the SPV Asset Facility II, Core Income Funding II will also pay a make-whole fee equal to the Applicable Margin multiplied by such excess undrawn commitment amount, reduced by the undrawn fee payable on such excess. Core Income Funding II will also pay Deutsche Bank AG, New York Branch, certain fees (and reimburse certain expenses) in connection with its role as facility agent. The SPV Asset Facility II contains customary covenants, including certain financial maintenance covenants, limitations on the activities of Core Income Funding II, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility II is secured by a perfected first priority security interest in the assets of Core Income Funding II and on any payments received by Core Income Funding II in respect of those assets. Assets pledged to the SPV Asset Facility II Lenders will not be available to pay the Company’s debts.
Borrowings of Core Income Funding II are considered the Company’s borrowings for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940, as amended.
SPV Asset Facility III
On March 24, 2022 (the “SPV Asset Facility III Closing Date”), Core Income Funding III LLC (“Core Income Funding III”), a Delaware limited liability company and newly formed subsidiary of the Company entered into a Credit Agreement (the “SPV Asset Facility III”), with Core Income Funding III, as borrower, the Adviser, as servicer, the lenders from time to time parties thereto (the “SPV Asset Facility III Lenders”), Bank of America, N.A., as administrative agent, State Street Bank and Trust Company, as collateral agent, Alter Domus (US) LLC as collateral custodian and Bank of America, N.A., as sole lead arranger and sole book manager. On November 21,

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
2023, the parties to the SPV Asset Facility III entered into an amendment, including to increase the maximum principal amount available under the facility, extend the availability period and maturity date, change the interest rate and make various other changes. The following describes the terms of SPV Asset Facility III amended through November 21, 2023 (the “SPV Asset Facility III First Amendment Date”).
From time to time, the Company expects to sell and contribute certain investments to Core Income Funding III pursuant to a Sale and Contribution Agreement, dated as of the SPV Asset Facility III Closing Date, by and between the Company and Core Income Funding III. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility III will be used to finance the origination and acquisition of eligible assets by Core Income Funding III, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by Core Income Funding III through the Company’s ownership of Core Income Funding III. The maximum principal amount of the SPV Asset Facility III is $1.00 billion (increased from $750.0 million to $1.00 billion on November 21, 2023), which can be drawn in multiple currencies subject to certain conditions; the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Core Income Funding III’s assets from time to time, and satisfaction of certain conditions, including certain portfolio criteria.
The SPV Asset Facility III provides for the ability to draw and redraw revolving loans under the SPV Asset Facility III for a period of up to three years after the SPV Asset Facility III First Amendment Date unless the commitments are terminated sooner as provided in the SPV Asset Facility III (the “SPV Asset Facility III Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility III will mature on November 21, 2028 (the “SPV Asset Facility III Stated Maturity”). To the extent the commitments are terminated or permanently reduced during the first two years following the SPV Asset Facility III Closing Date, Core Income Funding III may owe a prepayment penalty. Prior to the SPV Asset Facility III Stated Maturity, proceeds received by Core Income Funding III from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility III Stated Maturity, Core Income Funding III must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn in U.S. dollars are benchmarked to Daily SOFR, amounts drawn in British pounds are benchmarked to SONIA plus an adjustment of 0.12%, amounts drawn in Canadian dollars are benchmarked to CDOR, and amounts drawn in Euros are benchmarked to EURIBOR, and in each case plus a spread equal to the Applicable Margin. As of the SPV Asset Facility III First Amendment Date, the “SPV Asset Facility III Applicable Margin” ranges from 1.75% to 2.60% depending on the composition of the collateral. The SPV Asset Facility III also allows for amounts drawn in U.S. dollars to bear interest at an alternate base rate without a spread.
From the SPV Asset Facility III Closing Date to the SPV Asset Facility III Commitment Termination Date, there is a commitment fee, calculated on a daily basis, ranging from 0.25% to 1.25% on the undrawn amount under the SPV Asset Facility III. The SPV Asset Facility III contains customary covenants, including certain limitations on the activities of Core Income Funding III, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility III is secured by a perfected first priority security interest in the assets of Core Income Funding III and on any payments received by Core Income Funding III in respect of those assets. Assets pledged to the SPV Asset Facility III Lenders will not be available to pay the debts of the Company.
Borrowings of Core Income Funding III are considered the Company’s borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.
SPV Asset Facility IV
On March 16, 2022 (the “SPV Facility IV Closing Date”), Core Income Funding IV LLC (“Core Income Funding IV”), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Credit Agreement (the “SPV Asset Facility IV”), with Core Income Funding IV, as Borrower, the lenders from time to time parties thereto (the “SPV Asset Facility IV Lenders”), Sumitomo Mitsui Banking Corporation, as

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian and Alter Domus (US) LLC as Document Custodian.
From time to time, the Company expects to sell and contribute certain investments to Core Income Funding IV pursuant to a Sale and Contribution Agreement, dated as of the SPV Facility IV Closing Date, by and between the Company and Core Income Funding IV. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Facility IV will be used to finance the origination and acquisition of eligible assets by Core Income Funding IV, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by Core Income Funding IV through its ownership of Core Income Funding IV. The maximum principal amount of the SPV Facility IV is $500.0 million; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core Income Funding IV’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Facility IV provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Facility IV for a period of up to three years after the SPV Facility IV Closing Date unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Facility IV (the “SPV Facility IV Commitment Termination Date”). Unless otherwise terminated, the SPV Facility IV will mature on March 16, 2033 (the “SPV Facility IV Stated Maturity”). Prior to the SPV Facility IV Stated Maturity, proceeds received by Core Income Funding IV from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Facility IV Stated Maturity, Core Income Funding IV must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn bear interest at Term SOFR (or, in the case of certain SPV Asset Facility IV Lenders that are commercial paper conduits, the lower of their cost of funds and Term SOFR plus 0.15%) plus an applicable margin that ranges from 1.70% to 2.30% depending on a ratio of broadly syndicated loans to middle market loans in the collateral. From the SPV Facility IV Closing Date to the SPV Facility IV Commitment Termination Date, there is a commitment fee that steps up during the year after the SPV Facility IV Closing Date from 0.00% to 0.50% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Facility IV. The SPV Facility IV contains customary covenants, including certain financial maintenance covenants, limitations on the activities of Core Income Funding IV, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Facility IV is secured by a perfected first priority security interest in the assets of Core Income Funding IV and on any payments received by Core Income Funding IV in respect of those assets. Assets pledged to the SPV Asset Facility IV Lenders will not be available to pay the debts of the Company.
Borrowings of Core Income Funding IV are considered the Company’s borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.
SPV Asset Facility V
On March 9, 2023 (the “SPV Facility V Closing Date”), Core Income Funding V LLC (“Core Income Funding V”), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a loan and security agreement (the “SPV Asset Facility V”), with Core Income Funding V, as Borrower, the Company, as Servicer and Equityholder, the lenders from time to time parties thereto (the “SPV Asset Facility V Lenders”), Wells Fargo Bank, National Association, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC as Collateral Custodian.
From time to time, the Company expects to sell and contribute certain loan assets to Core Income Funding V pursuant to a Sale and Contribution Agreement, dated as of the SPV Facility V Closing Date, by and between the Company and Core Income Funding V. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Facility V will be used to finance the origination and acquisition of eligible assets by Core Income Funding V, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by Core Income Funding V through its ownership of Core Income Funding V. The

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
maximum principal amount of the SPV Facility V is $300.0 million; the availability of this amount is subject to a borrowing base test, which is based on the value of Core Income Funding V’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits and other portfolio tests.
The SPV Facility V provides for the ability to borrow, reborrow, repay and prepay advances under the SPV Facility V for a period of up to three years after the SPV Facility V Closing Date unless such period is extended or accelerated under the terms of the SPV Facility V (the “SPV Facility V Reinvestment Period”). Unless otherwise extended, accelerated or terminated under the terms of the SPV Facility V, the SPV Facility V will mature on the date that is two years after the last day of the SPV Facility V Reinvestment Period (the “SPV Facility V Maturity Date”). Prior to the SPV Facility V Maturity Date, proceeds received by Core Income Funding V from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding advances, and the excess may be returned to the Company, subject to certain conditions. On the SPV Facility V Maturity Date, Core Income Funding V must pay in full all outstanding fees and expenses and all principal and interest on outstanding advances, and the excess may be returned to the Company.
Amounts drawn bear interest at Daily Simple SOFR plus a spread equal to 2.70% per annum, which spread will increase by 2.00% per annum upon the occurrence and during the existence of an event of default or following the SPV Facility V Termination Date (such spread, the “SPV Facility V Applicable Spread”). Daily Simple SOFR may be replaced as a base rate under certain circumstances. During the SPV Facility V Reinvestment Period, Core Income Funding V will pay an undrawn fee ranging from 0.25% to 0.50% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Facility V that are not subject to the separate, higher fee described below. On and after the six-month anniversary of the SPV Facility V Closing Date and during the SPV Facility V Reinvestment Period, if the undrawn commitments are in excess of a certain portion (initially 50% and decreasing to 30%) of the total commitments under the SPV Facility V, such portion will not be subject to the undrawn fee described above, but Core Income Funding V will pay a separate fee on this portion of the undrawn commitments equal to 1.50% multiplied by such excess undrawn commitment amount over 50% or 30% of the total commitments, as applicable. The SPV Facility V contains customary covenants, including certain financial maintenance covenants, limitations on the activities of Core Income Funding V, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Facility V is secured by a perfected first priority security interest in the assets of Core Income Funding V and on any payments received by Core Income Funding V in respect of those assets. Assets pledged to the Lenders will not be available to pay the debts of the Company.
Borrowings of Core Income Funding V are considered the Company’s borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.
SPV Asset Facility VI
On August 29, 2023 (the “SPV Asset Facility VI Closing Date”), Core Income Funding VI LLC (“Core Income Funding VI”), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Credit Agreement (the “SPV Asset Facility VI”), with Core Income Funding VI LLC, as Borrower, the lenders from time to time parties thereto (the “SPV Asset Facility VI Lenders”), The Bank of Nova Scotia, as Administrative Agent, State Street Bank and Trust Company as Collateral Agent and Alter Domus (US) LLC as Document Custodian. On March 1, 2024 (the “SPV Asset Facility VI First Amendment Date”), the parties to the SPV Asset Facility VI entered into Amendment No. 1 (the “SPV Asset Facility VI Amendment No. 1”) in order to, among other changes, convert a portion of the existing revolver availability into term loan availability, modify the eligibility criteria and concentration limitations for the assets that are included in the borrowing base calculations under the SPV Asset Facility VI. On the SPV Asset Facility VI First Amendment Date, the Company also consented to the assignment of the term commitment under the SPV Asset Facility VI, and all of the outstanding term loans, to Hamburg Commercial Bank AG, Luxembourg Branch.
From time to time, the Company expects to sell and contribute certain investments to Core Income Funding VI pursuant to a Sale and Contribution Agreement by and between the Company and Core Income Funding VI. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility VI will be used to finance the origination and acquisition of eligible assets by Core Income Funding VI, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by Core

Blue Owl Credit Income Corp.
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Income Funding VI through its ownership of Core Income Funding VI. The maximum principal amount of the SPV Asset Facility VI is $750.0 million; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core Income Funding VI’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Asset Facility VI provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility VI for a period of up to two years after the SPV Asset Facility VI Closing Date unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility VI (the “SPV Asset Facility VI Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility VI will mature on August 29, 2032 (the “SPV Asset Facility VI Stated Maturity”). Prior to the SPV Asset Facility VI Stated Maturity, proceeds received by Core Income Funding VI from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility VI Stated Maturity, Core Income Funding VI must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn bear interest at Term SOFR plus an applicable margin that ranges from 1.85% to 2.85% depending on a ratio of broadly syndicated loans to middle market loans in the collateral during the SPV Asset Facility VI Reinvestment Period. From the SPV Asset Facility VI Closing Date to the SPV Asset Facility VI Commitment Termination Date, there is a commitment fee that steps up during the year after the SPV Asset Facility VI Closing Date from 0.00% to 0.55% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility VI. The SPV Asset Facility VI contains customary covenants, including certain financial maintenance covenants, limitations on the activities of Core Income Funding VI, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility VI is secured by a perfected first priority security interest in the assets of Core Income Funding VI and on any payments received by Core Income Funding VI in respect of those assets. Assets pledged to the Lenders will not be available to pay the debts of the Company.
Borrowings of Core Income Funding VI are considered the Company’s borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.
CLO VIII
On October 21, 2022 (the “CLO VIII Closing Date”), the Company completed a $391.7 million term debt securitization transaction (the “CLO VIII Transaction”), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by the Company. The secured notes and preferred shares issued in the CLO VIII Transaction and the secured loan borrowed in the CLO VIII Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary CLO VIII, LLC, a limited liability organized under the laws of the State of Delaware (the “CLO VIII Issuer”) and are backed by a portfolio of collateral obligations consisting of middle market loans and participation interests in middle market loans as well as by other assets of the CLO VIII Issuer.
The CLO VIII Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO VIII Closing Date (the “CLO VIII Indenture”), by and among the CLO VIII Issuer and State Street Bank and Trust Company: (i) $152.0 million of AAA(sf) Class A-T Notes, which bear interest at three-month term SOFR plus 2.50%, (ii) $46.0 million of AAA(sf) Class A-F Notes, which bear interest at 6.02%, (iii) $32.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.50% and (iv) $30.0 million of A(sf) Class C Notes, which bear interest at 4.90% (together, the “CLO VIII Secured Notes”) and (B) the borrowing by the CLO VIII Issuer of $30.0 million under floating rate Class A-L loans (the “Class A-L Loans” and together with the CLO VIII Secured Notes, the “CLO VIII Debt”). The Class A-L Loans bear interest at three-month term SOFR plus 2.50%. The Class A-L Loans were borrowed under a loan agreement (the “A-L Loan Agreement”), dated as of the CLO VIII Closing Date, by and among the CLO VIII Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO VIII Debt is secured by middle market loans, participation interests in middle market loans and other assets of the CLO VIII Issuer. The CLO VIII Debt is scheduled to mature

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on the Payment Date (as defined in the CLO VIII Indenture) in November, 2034. The CLO VIII Secured Notes were privately placed by Natixis Securities Americas LLC as placement agent.
Concurrently with the issuance of the CLO VIII Secured Notes and the borrowing under the Class A-L Loans, the CLO VIII Issuer issued approximately $101.7 million of subordinated securities in the form of 101,675 preferred shares at an issue price of U.S.$1,000 per share (the “CLO VIII Preferred Shares”). The CLO VIII Preferred Shares were issued by the CLO VIII Issuer as part of its issued share capital and are not secured by the collateral securing the CLO VIII Debt. The Company purchased all of the CLO VIII Preferred Shares. The Company acts as retention holder in connection with the CLO VIII Transaction for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the CLO VIII Preferred Shares.
As part of the CLO VIII Transaction, the Company entered into a loan sale agreement with the CLO VIII Issuer dated as of the CLO VIII Closing Date, which provided for the sale and contribution of approximately $143.1 million funded par amount of middle market loans from the Company to the CLO VIII Issuer on the CLO VIII Closing Date and for future sales from the Company to the CLO VIII Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO VIII Debt. The remainder of the initial portfolio assets securing the CLO VIII Debt consisted of approximately $113.0 million funded par amount of middle market loans purchased by the CLO VIII Issuer from Core Income Funding I LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO VIII Closing Date between the CLO VIII Issuer and Core Income Funding I LLC. No gain or loss was recognized as a result of these sales and contributions. The Company and Core Income Funding I LLC each made customary representations, warranties, and covenants to the CLO VIII Issuer under the applicable loan sale agreement.
Through July 20, 2025, a portion of the proceeds received by the CLO VIII Issuer from the loans securing the CLO VIII Debt may be used by the CLO VIII Issuer to purchase additional middle market loans under the direction of the Adviser in its capacity as collateral manager for the CLO VIII Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle market loans.
The CLO VIII Debt is the secured obligation of the CLO VIII Issuer, and the CLO VIII Indenture, the A-L Loan Agreement each include customary covenants and events of default. The CLO VIII Secured Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration.
The Adviser will serve as collateral manager for the CLO VIII Issuer under a collateral management agreement dated as of the CLO VIII Closing Date. The Adviser is entitled to receive fees for providing these services. The Adviser has waived its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to Adviser pursuant to the Amended and Restated Investment Advisory Agreement, dated May 18, 2021, between the Adviser and the Company will be offset by the amount of the collateral management fee attributable to the CLO VIII Issuer’s equity or notes owned by the Company.
CLO XI
On May 24, 2023 (the “CLO XI Closing Date”), the Company completed a $395.8 million term debt securitization transaction (the “CLO XI Transaction”), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by the Company. The secured notes and preferred shares issued in the CLO XI Transaction and the secured loan borrowed in the CLO XI Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary CLO XI, LLC, a limited liability organized under the laws of the State of Delaware (the “CLO XI Issuer”) and are backed by a portfolio of collateral obligations consisting of middle market loans and participation interests in middle market loans as well as by other assets of the CLO XI Issuer.
The CLO XI Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO XI Closing Date (the “CLO XI

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
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Indenture”), by and among the CLO XI Issuer and State Street Bank and Trust Company: (i) $152.5 million of AAA(sf) Class A-1T Notes, which bear interest at three-month term SOFR plus 2.50%, (ii) $25.5 million of AAA(sf) Class A-1F Notes, which bear interest at 6.10% and (iii) $32.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.60% (together, the “CLO XI Secured Notes”) and (B) the borrowing by the Issuer of $50.0 million under floating rate Class A-1L loans (the “CLO XI Class A-1L Loans” and together with the CLO XI Secured Notes, the “CLO XI Debt”). The CLO XI Class A-1L Loans bear interest at three-month term SOFR plus 2.50%. The CLO XI Class A-1L Loans were borrowed under a loan agreement (the “CLO XI A-1L Loan Agreement”), dated as of the CLO XI Closing Date, by and among the CLO XI Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XI Debt is secured by middle market loans, participation interests in middle market loans and other assets of the Issuer. The CLO XI Debt is scheduled to mature on the Payment Date (as defined in the CLO XI Indenture) in May, 2035. The CLO XI Secured Notes were privately placed by SMBC Nikko Securities America, Inc. as Initial Purchaser.
Concurrently with the issuance of the CLO XI Secured Notes and the borrowing under the CLO XI Class A-1L Loans, the CLO XI Issuer issued approximately $135.8 million of subordinated securities in the form of 135,820 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XI Preferred Shares”). The CLO XI Preferred Shares were issued by the CLO XI Issuer as part of its issued share capital and are not secured by the collateral securing the CLO XI Debt. The Company purchased all of the CLO XI Preferred Shares. The Company acts as retention holder in connection with the CLO XI Transaction for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the CLO XI Preferred Shares.
As part of the CLO XI Transaction, the Company entered into a loan sale agreement with the CLO XI Issuer dated as of the CLO XI Closing Date, which provided for the contribution of approximately $96.4 million funded par amount of middle market loans from the Company to the CLO XI Issuer on the CLO XI Closing Date and for future sales from the Company to the CLO XI Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XI Debt. The remainder of the initial portfolio assets securing the CLO XI Debt consisted of approximately $260.6 million funded par amount of middle market loans purchased by the CLO XI Issuer from Core Income Funding IV LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO XI Closing Date between the CLO XI Issuer and Core Income Funding IV LLC (the “Core Income Funding IV Loan Sale Agreement”). No gain or loss was recognized as a result of these sales and contributions. The Company and Core Income Funding IV LLC each made customary representations, warranties, and covenants to the CLO XI Issuer under the applicable loan sale agreement.
Through May 15, 2027, a portion of the proceeds received by the CLO XI Issuer from the loans securing the CLO XI Debt may be used by the CLO XI Issuer to purchase additional middle market loans under the direction of Blue Owl Credit Advisors LLC (“OCA”), the Company’s investment advisor, in its capacity as collateral manager for the CLO XI Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle market loans.
The CLO XI Debt is the secured obligation of the CLO XI Issuer, and the CLO XI Indenture and CLO XI A-1L Loan Agreement each include customary covenants and events of default. The CLO XI Secured Notes have not been registered under the Securities Act, or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration.
The Adviser will serve as collateral manager for the CLO XI Issuer under a collateral management agreement dated as of the CLO XI Closing Date. The Adviser is entitled to receive fees for providing these services. The Adviser has waived its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to the Adviser pursuant to the Amended and Restated Investment Advisory Agreement, dated May 18, 2021, between the Adviser and the Company will be offset by the amount of the collateral management fee attributable to the CLO XI Issuer’s equity or notes owned by the Company.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
CLO XII
On July 18, 2023 (the “CLO XII Closing Date”), the Company completed a $396.5 million term debt securitization transaction (the “CLO XII Transaction”), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by the Company. The secured notes and preferred shares issued in the CLO XII Transaction and the secured loan borrowed in the CLO XII Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary Owl Rock CLO XII, LLC, a limited liability organized under the laws of the State of Delaware (the “CLO XII Issuer”) and are backed by a portfolio of collateral obligations consisting of middle market loans and participation interests in middle market loans as well as by other assets of the CLO XII Issuer.
The CLO XII Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO XII Closing Date (the “CLO XII Indenture”), by and among the CLO XII Issuer and State Street Bank and Trust Company: (i) $90.0 million of AAA(sf) Class A-1A Notes, which bear interest at three-month term SOFR plus 2.55%, (ii) $22.0 million of AAA(sf) Class A-1B Notes, which bear interest at 6.37%, (iii) $8.0 million of AAA(sf) Class A-2 Notes, which bear interest at three-month term SOFR plus 3.10% and (iv) $24.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.55% (together, the “CLO XII Secured Notes”) and (B) the borrowing by the CLO XII Issuer of $116.0 million under floating rate Class A-1L loans (the “CLO XII Class A-1L Loans” and together with the CLO XII Secured Notes, the “CLO XII Debt”). The CLO XII Class A-1L Loans bear interest at three-month term SOFR plus 2.55%. The CLO XII Class A-1L Loans were borrowed under a credit agreement (the “CLO XII Class A-1L Credit Agreement”), dated as of the CLO XII Closing Date, by and among the CLO XII Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XII Debt is secured by middle market loans, participation interests in middle market loans and other assets of the CLO XII Issuer. The CLO XII Debt is scheduled to mature on the Payment Date (as defined in the CLO XII Indenture) in July, 2034. The CLO XII Secured Notes were privately placed by BofA Securities, Inc. as Initial Purchaser.
Concurrently with the issuance of the CLO XII Secured Notes and the borrowing under the CLO XII Class A-1L Loans, the CLO XII Issuer issued approximately $136.5 million of subordinated securities in the form of 136,500 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XII Preferred Shares”). The CLO XII Preferred Shares were issued by the CLO XII Issuer as part of its issued share capital and are not secured by the collateral securing the CLO XII Debt. The Company purchased all of the CLO XII Preferred Shares. The Company acts as retention holder in connection with the CLO XII Transaction for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the CLO XII Preferred Shares.
As part of the CLO XII Transaction, the Company entered into a loan sale agreement with the CLO XII Issuer dated as of the CLO XII Closing Date (the “CLO XII OCIC Loan Sale Agreement”), which provided for the contribution of approximately $78.0 million funded par amount of middle market loans from the Company to the CLO XII Issuer on the CLO XII Closing Date and for future sales from the Company to the CLO XII Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XII Debt. The remainder of the initial portfolio assets securing the CLO XII Debt consisted of approximately $295.7 million funded par amount of middle market loans purchased by the CLO XII Issuer from Core Income Funding III LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO XII Closing Date between the CLO XII Issuer and Core Income Funding III LLC (the “CLO XII Core Income Funding III Loan Sale Agreement”). No gain or loss was recognized as a result of these sales and contributions. The Company and Core Income Funding III LLC each made customary representations, warranties, and covenants to the CLO XII Issuer under the applicable loan sale agreement.
Through July 20, 2026, a portion of the proceeds received by the CLO XII Issuer from the loans securing the CLO XII Debt may be used by the CLO XII Issuer to purchase additional middle market loans under the direction of the Adviser in its capacity as collateral manager for the CLO XII Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle market loans.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The CLO XII Debt is the secured obligation of the CLO XII Issuer, and the CLO XII Indenture and CLO XII Class A-1L Credit Agreement each include customary covenants and events of default. The CLO XII Secured Notes have not been registered under the Securities Act, or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration.
The Adviser will serve as collateral manager for the CLO XII Issuer under a collateral management agreement dated as of the CLO XII Closing Date (the “Collateral Management Agreement”). The Adviser is entitled to receive fees for providing these services. The Adviser has waived its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to the Adviser pursuant to the Amended and Restated Investment Advisory Agreement, dated May 18, 2021, between the Adviser and the Company will be offset by the amount of the collateral management fee attributable to the CLO XII Issuer’s equity or notes owned by the Company.
CLO XV
On January 30, 2024 (the “CLO XV Closing Date”), the Company completed a $478.0 million term debt securitization transaction (the “CLO XV Transaction”), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by the Company. The secured notes and preferred shares issued in the CLO XV Transaction and the secured loan borrowed in the CLO XV Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary Owl Rock CLO XV, LLC, a limited liability organized under the laws of the State of Delaware (the “CLO XV Issuer”) and are backed by a portfolio of collateral obligations consisting of middle market loans and participation interests in middle market loans as well as by other assets of the CLO XV Issuer.
The CLO XV Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO XV Closing Date (the “CLO XV Indenture”), by and among the CLO XV Issuer and State Street Bank and Trust Company: (i) $273.6 million of AAA(sf) Class A Notes, which bear interest at three-month term SOFR plus 2.30%, (ii) $38.4 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.20% (together, the “CLO XV Secured Notes”). The CLO XV Secured Notes are secured by middle market loans, participation interests in middle market loans and other assets of the CLO XV Issuer. The CLO XV Secured Notes are scheduled to mature on the Payment Date (as defined in the CLO XV Indenture) in January, 2036. The CLO XV Secured Notes were privately placed by Natixis Securities Americas LLC as placement agent.
Concurrently with the issuance of the CLO XV Secured Notes, the CLO XV Issuer issued approximately $166.0 million of subordinated securities in the form of 165,980 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XV Preferred Shares”). The CLO XV Preferred Shares were issued by the CLO XV Issuer as part of its issued share capital and are not secured by the collateral securing the CLO XV Secured Notes. The Company purchased all of the CLO XV Preferred Shares. The Company acts as retention holder in connection with the CLO XV Transaction for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the CLO XV Preferred Shares.
As part of the CLO XV Transaction, the Company entered into a loan sale agreement with the CLO XV Issuer dated as of the CLO XV Closing Date (the “CLO XV OCIC Loan Sale Agreement”), which provided for the contribution of approximately $115.4 million funded par amount of middle market loans from the Company to the CLO XV Issuer on the CLO XV Closing Date and for future sales from the Company to the CLO XV Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XV Secured Notes. The remainder of the initial portfolio assets securing the CLO XV Secured Notes consisted of approximately $329.7 million funded par amount of middle market loans purchased by the CLO XV Issuer from Core Income Funding I LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO XV Closing Date between the CLO XV Issuer and Core Income Funding I LLC (the “CLO XV Core Income Funding I Loan Sale Agreement”). No gain or loss was recognized as a result of these sales and

Blue Owl Credit Income Corp.
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contributions. The Company and Core Income Funding I LLC each made customary representations, warranties, and covenants to the CLO XV Issuer under the applicable loan sale agreement.
Through January 20, 2028, a portion of the proceeds received by the CLO XV Issuer from the loans securing the CLO XV Secured Notes may be used by the CLO XV Issuer to purchase additional middle market loans under the direction of the Adviser in its capacity as collateral manager for the CLO XV Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle market loans.
The CLO XV Secured Notes secured obligation of the CLO XV Issuer, and the CLO XV Indenture each include customary covenants and events of default. The CLO XV Secured Notes have not been registered under the Securities Act, or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration.
The Adviser will serve as collateral manager for the CLO XV Issuer under a collateral management agreement dated as of the CLO XV Closing Date (the “Collateral Management Agreement”). The Adviser is entitled to receive fees for providing these services. The Adviser has waived its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to the Adviser pursuant to the Amended and Restated Investment Advisory Agreement, dated May 18, 2021, between the Adviser and the Company will be offset by the amount of the collateral management fee attributable to the CLO XV Issuer’s equity or notes owned by the Company.
CLO XVI
On March 7, 2024 (the “CLO XVI Closing Date”), the Company completed a $597.0 million term debt securitization transaction (the “CLO XVI Transaction”), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by the Company. The secured notes and preferred shares issued in the CLO XVI Transaction and the secured loan borrowed in the CLO XVI Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary Owl Rock CLO XVI, LLC, a limited liability organized under the laws of the State of Delaware (the “CLO XVI Issuer”) and are backed by a portfolio of collateral obligations consisting of middle market loans and participation interests in middle market loans as well as by other assets of the CLO XVI Issuer.
The CLO XVI Transaction was executed by the issuance of the following classes of notes and preferred shares pursuant to an indenture dated as of the CLO XVI Closing Date (the “CLO XVI Indenture”), by and among the CLO XVI Issuer and State Street Bank and Trust Company: (i) $342.0 million of AAA(sf) Class A Notes, which bear interest at three-month term SOFR plus 2.00%, (ii) $48.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 2.50% and (iii) $30.0 million of A(sf) Class C Notes, which bear interest at three-month term SOFR plus 3.30% (together, the “CLO XVI Secured Notes”). The CLO XVI Secured Notes are secured by middle market loans, participation interests in middle market loans and other assets of the CLO XVI Issuer. The CLO XVI Secured Notes are scheduled to mature on the Payment Date (as defined in the CLO XVI Indenture) in April, 2036. The CLO XVI Secured Notes were privately placed by Deutsche Bank Securities Inc. as Initial Purchaser.
Concurrently with the issuance of the CLO XVI Secured Notes, the CLO XVI Issuer issued approximately $177.0 million of subordinated securities in the form of 177,000 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XVI Preferred Shares”). The CLO XVI Preferred Shares were issued by the CLO XVI Issuer as part of its issued share capital and are not secured by the collateral securing the CLO XVI Debt. The Company purchased all of the CLO XVI Preferred Shares. The Company acts as retention holder in connection with the CLO XVI Transaction for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the CLO XVI Preferred Shares.
As part of the CLO XVI Transaction, the Company entered into a loan sale agreement with the CLO XVI Issuer dated as of the CLO XVI Closing Date (the “OCIC CLO XVI Loan Sale Agreement”), which provided for the contribution of approximately $206.6 million funded par amount of middle market loans from the Company to the

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
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CLO XVI Issuer on the CLO XVI Closing Date and for future sales from the Company to the CLO XVI Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XVI Secured Notes. The remainder of the initial portfolio assets secured the CLO XVI Secured Notes consisted of approximately $356.5 million funded par amount of middle market loans purchased by the CLO XVI Issuer from Core Income Funding II LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO XVI Closing Date between the CLO XVI Issuer and Core Income Funding II LLC (the “CLO XVI Core Income Funding II Loan Sale Agreement”). The Company and Core Income Funding II LLC each made customary representations, warranties, and covenants to the CLO XVI Issuer under the applicable loan sale agreement. No gain or loss was recognized as a result of these sales and contributions.
Through April 20, 2028, a portion of the proceeds received by the CLO XVI Issuer from the loans securing the CLO XVI Secured Notes may be used by the CLO XVI Issuer to purchase additional middle market loans under the direction of the Adviser, in its capacity as collateral manager for the CLO XVI Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle market loans.
The CLO XVI Secured Notes is the secured obligation of the CLO XVI Issuer, and the CLO XVI Indenture includes customary covenants and events of default. The CLO XVI Secured Notes have not been registered under the Securities Act, or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration.
The Adviser will serve as collateral manager for the CLO XVI Issuer under a collateral management agreement dated as of the CLO XVI Closing Date (the “Collateral Management Agreement”). The Adviser is entitled to receive fees for providing these services. The Adviser has waived its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to the Adviser pursuant to the Amended and Restated Investment Advisory Agreement, dated May 18, 2021, between the Adviser and the Company will be offset by the amount of the collateral management fee attributable to the CLO XVI Issuer’s equity or notes owned by the Company.
Unsecured Notes
On November 30, 2022, the Company entered into an agreement of removal, appointment and acceptance (the “Tripartite Agreement”), with Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association (the “Retiring Trustee”) and Truist Bank (the “Successor Trustee”), with respect to the Indenture, dated September 23, 2021 between the Company and the Retiring Trustee (the “Base Indenture”), the first supplemental indenture, dated September 23, 2021 (the “First Supplemental Indenture”) between the Company and the Retiring Trustee, the second supplemental indenture, dated February 8, 2022 (the “Second Supplemental Indenture”) between the Company and the Retiring Trustee, the third supplemental indenture, dated March 29, 2022 (the “Third Supplemental Indenture”) between the Company and the Retiring Trustee, and the Fourth Supplemental Indenture, dated September 16, 2022 (the “Fourth Supplemental Indenture” and together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, the “Indenture”) between the Company and the Retiring Trustee.
The Tripartite Agreement provided that, effective as of the date thereof, (1) the Retiring Trustee assigns, transfers, delivers and confirms to the Successor Trustee all of its rights, title and interest under the Indenture and all of the rights, power, trusts and duties as trustee, security registrar, paying agent, authenticating agent and depositary custodian under the Indenture; and (2) the Successor Trustee accepts its appointment successor trustee, security registrar, paying agent, authenticating agent and depositary custodian under the Indenture, and accepts the rights, indemnities, protections, powers, trust and duties of or afforded to Retiring Trustee as trustee, security registrar, paying agent, authenticating agent and depositary custodian under the Indenture. The Successor Trustee’s appointment in its capacities as paying agent and security registrar became effective on December 14, 2022.
September 2026 Notes
On September 23, 2021, the Company issued $350.0 million aggregate principal amount of 3.125% notes due 2026 (the notes initially issued on September 23, 2021, together with the registered notes issued in the exchange

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
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offer described below, the “September 2026 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the September 2026 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The September 2026 Notes were issued pursuant to the Base Indenture and the First Supplemental Indenture (together, the “September 2026 Indenture”). The September 2026 Notes will mature on September 23, 2026 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the September 2026 Indenture. The September 2026 Notes initially bear interest at a rate of 3.125% per year payable semi-annually on March 23 and September 23 of each year, commencing on March 23, 2022. Concurrent with the issuance of the September 2026 Notes, the Company entered into a Registration Rights Agreement (the “September 2026 Registration Rights Agreement”) for the benefit of the purchasers of the September 2026 Notes. Pursuant to the terms of the September 2026 Registration Rights Agreement, the Company filed a registration statement with the SEC and, on July 25, 2022, commenced an offer to exchange the notes initially issued on September 23, 2021 for newly issued registered notes with substantially similar terms, which expired on August 23, 2022 and was completed promptly thereafter.
The September 2026 Notes are the direct, general unsecured obligations and will rank senior in right of payment to all of the future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the September 2026 Notes. The September 2026 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior. The September 2026 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The September 2026 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The September 2026 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with the asset coverage requirements of the 1940 Act, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the September 2026 Notes and the Successor Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the September 2026 Indenture.
In addition, if a change of control repurchase event, as defined in the September 2026 Indenture, occurs prior to maturity, holders of the September 2026 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the September 2026 Notes at a repurchase price equal to 100% of the aggregate principal amount of the September 2026 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
February 2027 Notes
On February 8, 2022, the Company issued $500.0 million aggregate principal amount of 4.70% notes due 2027 (the notes initially issued on February 8, 2022, together with the registered notes issued in the exchange offer described below, the “February 2027 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the February 2027 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The February 2027 Notes were issued pursuant to the Base Indenture and the Second Supplemental Indenture (together, the “February 2027 Indenture”). The February 2027 Notes will mature on February 8, 2027 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the February 2027 Indenture. The February 2027 Notes initially bear interest at a rate of 4.70% per year payable semi-annually on February 8 and August 8 of each year, commencing on August 8, 2022. Concurrent with

Blue Owl Credit Income Corp.
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the issuance of the February 2027 Notes the Company entered into a Registration Rights Agreement (the “February 2027 Registration Rights Agreement”) for the benefit of the purchasers of the February 2027 Notes. Pursuant to the terms of the February 2027 Registration Rights Agreement the Company filed a registration statement with the SEC and, on July 25, 2022, commenced an offer to exchange the notes initially issued on February 8, 2022 for newly issued registered notes with substantially similar terms, which expired on August 23, 2022 and was completed promptly thereafter.
The February 2027 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of its future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the February 2027 Notes. The February 2027 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior to the February 2027 Notes. The February 2027 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The February 2027 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The February 2027 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with asset coverage requirements of the 1940 Act, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the February 2027 Notes and the Successor Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Indenture. In addition, if a change of control repurchase event, as defined in the February 2027 Indenture, occurs prior to maturity, holders of the February 2027 Notes have the right, at their option, to require us to repurchase for cash some or all of the February 2027 Notes at a repurchase price equal to 100% of the aggregate principal amount of the February 2027 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
March 2025 Notes
On March 29, 2022, the Company issued $500.0 million aggregate principal amount of its 5.500% notes due 2025 (the notes initially issued on March 29, 2022, together with the registered notes issued in the exchange offer described below, the “March 2025 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale by the Initial Purchasers to persons they reasonably believe to be qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the March 2025 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The March 2025 Notes were issued pursuant to the Base Indenture and the Third Supplemental Indenture (together, the “March 2025 Indenture”). The March 2025 Notes will mature on March 21, 2025 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the March 2025 Indenture. The March 2025 Notes bear interest at a rate of 5.500% per year payable semi-annually on March 21 and September 21 of each year, commencing on September 21, 2022. Concurrent with the issuance of the March 2025 Notes, the Company In connection with the offering, the Company entered into a Registration Rights Agreement, dated as of March 29, 2022 (the “March 2025 Registration Rights Agreement”), for the benefit of the purchasers of the March 2025 Notes. Pursuant to the terms of the March 2025 Registration Rights Agreement, the Company filed a registration statement with the SEC and, on July 25, 2022, commenced an offer to exchange the notes initially issued on March 29, 2022 for newly issued registered notes with substantially similar terms, which expired on August 23, 2022 and was completed promptly thereafter.
The March 2025 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the March 2025 Notes. The March 2025 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior to the March 2025 Notes. The March 2025 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company

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Notes to Consolidated Financial Statements - Continued
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later secures) to the extent of the value of the assets securing such indebtedness. The March 2025 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The March 2025 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the March 2025 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the March 2025 Notes and the Successor Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the March 2025 Indenture. In addition, if a change of control repurchase event, as defined in the March 2025 Indenture, occurs prior to maturity, holders of the March 2025 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the March 2025 Notes at a repurchase price equal to 100% of the aggregate principal amount of the March 2025 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
September 2027 Notes
On September 16, 2022, the Company issued $600.0 million aggregate principal amount of 7.750% notes due 2027 (the notes initially issued on September 16, 2022, together with the registered notes issued in the exchange offer described below, the “September 2027 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the September 2027 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The September 2027 Notes were issued pursuant to the Base Indenture and the Fourth Supplemental Indenture (together, the “September 2027 Indenture”). The September 2027 Notes will mature on September 16, 2027 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the September 2027 Indenture. The September 2027 Notes bear interest at a rate of 7.750% per year payable semi-annually on March 16 and September 16 of each year, commencing on March 16, 2023. Concurrent with the issuance of the September 2027 Notes, the Company entered into a Registration Rights Agreement (the “September 2027 Registration Rights Agreement”) for the benefit of the purchasers of the September 2027 Notes. Pursuant to the terms of the September 2027 Registration Rights Agreement, the Company filed a registration statement with the SEC and, on July 21, 2023, commenced an offer to exchange the notes initially issued on September 16, 2022 for newly issued registered notes with substantially similar terms, which expired on August 23, 2023 and was completed promptly thereafter.
The September 2027 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the September 2027 Notes. The September 2027 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior to the September 2027 Notes. The September 2027 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The September 2027 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The September 2027 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the September 2027 Notes and the Successor Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the September 2027 Indenture.
In addition, if a change of control repurchase event, as defined in the Indenture, occurs prior to maturity, holders of the September 2027 Notes will have the right, at their option, to require the Company to repurchase for cash some

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
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or all of the September 2027 Notes at a repurchase price equal to 100% of the aggregate principal amount of the September 2027 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the September 2027 Notes, on October 18, 2022 the Company entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $600.0 million. The Company will receive fixed rate interest at 7.750% and pay variable rate interest based on SOFR plus 3.84%. The interest rate swaps mature on September 16, 2027. For the three months ended March 31, 2024, the Company made periodic payments of $4.7 million. For the three months ended March 31, 2023, the Company made periodic payments of $0.7 million. The interest expense related to the September 2027 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of March 31, 2024, the interest rate swap had a fair value of $(3.7) million ($0.4 million net of the present value of the cash flows of the September 2027 Notes). As of December 31, 2023, the interest rate swap had a fair value of $6.5 million ($1.1 million net of the present value of the cash flows of the September 2027 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the September 2027 Notes, with the remaining difference included as a component of interest expense on the Consolidated Statements of Operations.
June 2028 Notes
On June 13, 2023, the Company issued $500.0 million aggregate principal amount of its 7.950% notes due 2028 and on July 14, 2023, the Company issued an additional $150.0 million aggregate principal amount of its 7.950% notes due 2028 (together, the “June 2028 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The June 2028 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The June 2028 Notes were issued pursuant to the Base Indenture and the Fifth Supplemental Indenture (together with the Base Indenture, the “June 2028 Indenture”), between the Company and the Trustee. The June 2028 Notes will mature on June 13, 2028 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the June 2028 Indenture. The June 2028 Notes bear interest at a rate of 7.950% per year payable semi-annually on June 13 and December 13 of each year, commencing on December 13, 2023. Concurrent with the issuance of the June 2028 Notes, the Company entered into a Registration Rights Agreement (the “June 2028 Registration Rights Agreement”) for the benefit of the purchasers of the June 2028 Notes. Pursuant to the June 2028 Registration Rights Agreement, the Company is obligated to file a registration statement with the SEC with respect to an offer to exchange the June 2028 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the June 2028 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the June 2028 Notes. If the Company fails to satisfy its registration obligations under the June 2028 Registration Rights Agreement, it will be required to pay additional interest to the holders of the June 2028 Notes.
The June 2028 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the June 2028 Notes. The June 2028 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior to the June 2028 Notes. The June 2028 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The June 2028 Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

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Notes to Consolidated Financial Statements - Continued
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The June 2028 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the June 2028 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the June 2028 Indenture.
In addition, if a change of control repurchase event, as defined in the Indenture, occurs prior to maturity, holders of the June 2028 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the June 2028 Notes at a repurchase price equal to 100% of the aggregate principal amount of the June 2028 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the June 2028 Notes, on February 16, 2024 the Company entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $650.0 million. The Company will receive fixed rate interest at 7.950% and pay variable rate interest based on SOFR plus 3.79%. The interest rate swaps mature on May 13, 2028. For the three months ended March 31, 2024, the Company did not make a periodic payment. The interest expense related to the June 2028 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of March 31, 2024, the interest rate swap had a fair value of $(0.1) million ($(0.3) million net of the present value of the cash flows of the June 2028 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the June 2028 Notes, with the remaining difference included as a component of interest expense on the Company’s Consolidated Statements of Operations.
January 2029 Notes
On December 4, 2023, the Company issued $550.0 million aggregate principal amount of its 7.750% notes due 2029 (the “January 2029 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The January 2029 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The January 2029 Notes were issued pursuant to the Base Indenture and a Sixth Supplemental Indenture, dated as of December 4, 2023 (the “Sixth Supplemental Indenture” and together with the Base Indenture, the “January 2029 Indenture”), between the Company and the Trustee. The January 2029 Notes will mature on January 15, 2029 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the January 2029 Indenture. The January 2029 Notes bear interest at a rate of 7.750% per year payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2024. Concurrent with the issuance of the January 2029 Notes, the Company entered into a Registration Rights Agreement (the “January 2029 Registration Rights Agreement”) for the benefit of the purchasers of the January 2029 Notes. Pursuant to the January 2029 Registration Rights Agreement, the Company is obligated to file a registration statement with the SEC with respect to an offer to exchange the January 2029 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the January 2029 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the January 2029 Notes. If the Company fails to satisfy its registration obligations under the January 2029 Registration Rights Agreement, it will be required to pay additional interest to the holders of the January 2029 Notes.
The January 2029 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the January 2029 Notes. The January 2029 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior, to the January 2029 Notes. The January 2029 Notes rank effectively subordinated, or junior,

Blue Owl Credit Income Corp.
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to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The January 2029 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The January 2029 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the January 2029 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the January 2029 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the January 2029 Indenture.
In addition, if a change of control repurchase event, as defined in the January 2029 Indenture, occurs prior to maturity, holders of the January 2029 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the January 2029 Notes at a repurchase price equal to 100% of the aggregate principal amount of the January 2029 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the January 2029 Notes, on November 28, 2023 the Company entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $550.0 million. The Company will receive fixed rate interest at 7.750% and pay variable rate interest based on SOFR plus 3.647%. The interest rate swaps mature on January 15, 2029. For the three months ended March 31, 2024, the Company did not make a periodic payment. The interest expense related to the January 2029 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of March 31, 2024, the interest rate swap had a fair value of $0.3 million ($0.1 million net of the present value of the cash flows of the January 2029 Notes). As of December 31, 2023, the interest rate swap had a fair value of $12.1 million ($1.5 million net of the present value of the cash flows of the January 2029 notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the January 2029 Notes, with the remaining difference included as a component of interest expense on the Company’s Consolidated Statements of Operations.
March 2031 Notes
On February 1, 2024, the Company issued $750.0 million aggregate principal amount of its 6.650% notes due 2031 (the “March 2031 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The March 2031 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The March 2031 Notes were issued pursuant to the Base Indenture and a Seventh Supplemental Indenture, dated as of February 1, 2024 (the “Seventh Supplemental Indenture” and together with the Base Indenture, the “March 2031 Indenture”), between the Company and the Trustee. The March 2031 Notes will mature on March 15, 2031 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the March 2031 Indenture. The March 2031 Notes bear interest at a rate of 6.650% per year payable semi-annually on March 15 and September 15 of each year, commencing on September 15, 2024. Concurrent with the issuance of the March 2031 Notes, the Company entered into a Registration Rights Agreement (the “March 2031 Registration Rights Agreement”) for the benefit of the purchasers of the March 2031 Notes. Pursuant to the March 2031 Registration Rights Agreement, the Company is obligated to file a registration statement with the SEC with respect to an offer to exchange the March 2031 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the March 2031 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the March 2031 Notes. If the Company fails

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to satisfy its registration obligations under the March 2031 Registration Rights Agreement, it will be required to pay additional interest to the holders of the March 2031 Notes.
The March 2031 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the March 2031 Notes. The March 2031 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior, to the March 2031 Notes. The March 2031 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The March 2031 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The March 2031 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the March 2031 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the March 2031 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the March 2031 Indenture.
In addition, if a change of control repurchase event, as defined in the March 2031 Indenture, occurs prior to maturity, holders of the March 2031 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the March 2031 Notes at a repurchase price equal to 100% of the aggregate principal amount of the March 2031 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the March 2031 Notes, on January 29, 2024 the Company entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $750.0 million. The Company will receive fixed rate interest at 6.650% and pay variable rate interest based on SOFR plus 2.902%. The interest rate swaps mature on January 15, 2031. For the three months ended March 31, 2024, the Company did not make a periodic payment. The interest expense related to the March 2031 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of March 31, 2024, the interest rate swap had a fair value of $(9.5) million ($(2.2) million net of the present value of the cash flows of the March 2031 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the March 2031 Notes, with the remaining difference included as a component of interest expense on the Company’s Consolidated Statements of Operations.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Note 6. Fair Value of Financial Instruments
Investments
The following table presents the fair value hierarchy of cash, investments, and derivatives as of the following periods:

	Fair Value Hierarchy as of March 31, 2024
($ in thousands)	Level 1	Level 2	Level 3	Total
Cash (including restricted cash)	$662,976	$—	$—	$662,976
Investments:
First-lien senior secured debt investments(1)	—	3,434,296	12,778,425	16,212,721
Second-lien senior secured debt investments	—	274,692	675,291	949,983
Unsecured debt investments	—	55,974	190,767	246,741
Preferred equity investments(2)	—	—	743,606	743,606
Common equity investments(3)	—	—	486,142	486,142
Subtotal	$—	$3,764,962	$14,874,231	$18,639,193
Investments measured at NAV(4)	—	—	—	346,766
Total investments at fair value	$—	$3,764,962	$14,874,231	$18,985,959
Derivatives:
Interest rate swaps	$—	$(13,103)	$—	$(13,103)
__________________
(1)Includes debt investment in Amergin AssetCo.
(2)Includes equity investment in LSI Financing.
(3)Includes equity investments in Amergin AssetCo and Fifth Season.
(4)Includes equity investment in OCIC SLF, which is measured at fair value using the net asset value per share (or its equivalent) practical expedient and has not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

	Fair Value Hierarchy as of December 31, 2023
($ in thousands)	Level 1	Level 2	Level 3	Total
Cash (including restricted cash)	$415,384	$—	$—	$415,384
Investments:
First-lien senior secured debt investments(1)	—	2,248,212	11,540,505	13,788,717
Second-lien senior secured debt investments	—	249,417	935,338	1,184,755
Unsecured debt investments	—	55,643	189,018	244,661
Preferred equity investments(2)	—	—	721,545	721,545
Common equity investments(3)	—	—	448,974	448,974
Subtotal	$—	$2,553,272	$13,835,380	$16,388,652
Investments measured at NAV(4)	—	—	—	273,441
Total investments at fair value	$—	$2,553,272	$13,835,380	$16,662,093
Derivatives:
Interest rate swaps	$—	$18,650	$—	$18,650
__________________
(1)Includes debt investment in Amergin AssetCo.
(2)Includes equity investment in LSI Financing.
(3)Includes equity investments in Amergin AssetCo and Fifth Season.
(4)Includes equity investment in OCIC SLF, which is measured at fair value using the net asset value per share (or its equivalent) practical expedient and has not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The following tables present changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the following periods:

	As of and for the Three Months Ended March 31, 2024
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Unsecured debt investments	Preferred equity investments	Common equity investments	Total
Fair value, beginning of period	$11,540,505	$935,338	$189,018	$721,545	$448,974	$13,835,380
Purchases of investments, net	1,828,888	—	—	3,660	70,748	1,903,296
Payment-in-kind	13,262	740	5,183	21,194	25	40,404
Proceeds from investments, net	(399,203)	(244,285)	(300)	(2,194)	(417)	(646,399)
Net change in unrealized gain (loss)	3,810	1,480	(3,168)	(948)	7,607	8,781
Net realized gains (losses)	(2,437)	—	(28)	—	—	(2,465)
Net amortization/accretion of premium/discount on investments	11,665	3,532	62	349	—	15,608
Transfers between investment types	—	—	—	—	—	—
Transfers into (out of) Level 3(1)	(218,065)	(21,514)	—	—	(40,795)	(280,374)
Fair value, end of period	$12,778,425	$675,291	$190,767	$743,606	$486,142	$14,874,231
__________________
(1)Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the three months ended March 31, 2024, transfers out of Level 3 into Level 2 were as a result of changes in the observability of significant inputs for certain portfolio companies and an investment measured at net asset value which is no longer categorized within the fair value hierarchy.

	As of and for the Three Months Ended March 31, 2023
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Unsecured debt investments	Preferred equity investments	Common equity investments	Total
Fair value, beginning of period	$7,603,501	$1,019,223	$211,328	$500,023	$264,437	$9,598,512
Purchases of investments, net	547,001	—	613	80,651	15,087	643,352
Payment-in-kind	8,083	1,690	3,454	20,314	21	33,562
Proceeds from investments, net	(37,370)	—	(3)	—	—	(37,373)
Net change in unrealized gain (loss) on investments	33,156	4,425	2,583	4,169	362	44,695
Net realized gain (loss) on investments	(4,577)	—	—	—	—	(4,577)
Net amortization/accretion of premium/discount on investments	5,048	278	54	290	—	5,670
Transfers between investment types	(2,818)	—	—	—	2,818	—
Transfers into (out of) Level 3(1)	(182,298)	(83,519)	(47,842)	—	—	(313,659)
Fair value, end of period	$7,969,726	$942,097	$170,187	$605,447	$282,725	$9,970,182
__________________
(1)Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the three months ended March 31, 2023, transfers out of Level 3 into Level 2 were as a result of changes in the observability of significant inputs for certain portfolio companies.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The below tables present information with respect to the net change in unrealized gains (losses) on investments for which Level 3 inputs were used in determining the fair value that are still held by the Company for the following periods:

($ in thousands)	Net change in unrealized gain (loss) for the Three Months Ended March 31, 2024 on Investments Held at March 31, 2024	Net change in unrealized gain (loss) for the Three Months Ended March 31, 2023 on Investments Held at March 31, 2023
First-lien senior secured debt investments	$5,673	$33,157
Second-lien senior secured debt investments	4,306	4,425
Unsecured debt investments	(3,168)	2,583
Preferred equity investments	(948)	4,169
Common equity investments	7,605	362
Total Investments	$13,468	$44,696
The following tables present quantitative information about the significant unobservable inputs of the Company’s Level 3 investments as of March 31, 2024 and December 31, 2023. The weighted average range of unobservable inputs is based on fair value of investments. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company’s determination of fair value.

	As of March 31, 2024
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments	$11,496,272	Yield Analysis	Market Yield	7.2% - 21.6% (11.8%)	Decrease
	1,282,153	Recent Transaction	Transaction Price	97.5% - 100.0% (98.8%)	Increase
Second-lien senior secured debt investments	$675,291	Yield Analysis	Market Yield	11.9% - 19.2% (14.6%)	Decrease
Unsecured debt investments	$190,741	Yield Analysis	Market Yield	10.0% - 17.5% (11.7%)	Decrease
	26	Market Approach	EBITDA Multiple	13.0x - 13.0x (13.0x)	Increase
Preferred equity investments	$738,947	Yield Analysis	Market Yield	10.7% - 25.9% (14.4%)	Decrease
	3,659	Recent Transaction	Transaction Price	100.0% - 100.0% (100.0%)	Increase
	1,000	Market Approach	Enterprise Value	23.50x	Increase
Common equity investments	$95,116	Recent Transaction	Transaction Price	100.0% - 100.0% (100.0%)	Increase
	108,146	Market Approach	EBITDA Multiple	5.8x - 34.5x (14.9x)	Increase
	233,262	Market Approach	AUM Multiple	1.0x	Increase
	47,716	Market Approach	Revenue Multiple	1.9x - 14.5x (10.4x)	Increase
	614	Options Pricing Model	Volatility	70.0%	Increase
	1,278	Yield Analysis	Market Yield	8.2% - 8.2% (8.2%)	Decrease
	10	Market Approach	Gross Profit Multiple	9.5x - 9.5x (9.5x)	Increase

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

	As of December 31, 2023
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments	$9,713,556	Yield Analysis	Market Yield	7.4% - 22.2% (11.6%)	Decrease
	1,826,949	Recent Transaction	Transaction Price	97.0% - 99.8% (98.6%)	Increase
Second-lien senior secured debt investments	$935,338	Yield Analysis	Market Yield	11.4% - 17.7% (14.6%)	Decrease
Unsecured debt investments	$188,992	Yield Analysis	Market Yield	10.6% - 17.2% (12.0%)	Decrease
	26	Market Approach	EBITDA Multiple	11.8x - 11.8x (11.8x)	Increase
Preferred equity investments	$642,464	Yield Analysis	Market Yield	10.4% - 25.8% (14.4%)	Decrease
	79,081	Recent Transaction	Transaction Price	98.0% - 107.5% (104.2%)	Increase
Common equity investments	$251,028	Recent Transaction	Transaction Price	100.0% - 100.0% (100.0%)	Increase
	148,706	Market Approach	EBITDA Multiple	6.0x - 34.5x (16.1x)	Increase
	1,253	Yield Analysis	Market Yield	8.0% - 8.0% (8.0%)	Decrease
	47,978	Market Approach	Revenue Multiple	1.9x - 14.7x (10.5x)	Increase
	9	Market Approach	Gross Profit Multiple	9.9x - 9.9x (9.9x)	Increase
The fair value of the Company’s performing Level 3 debt investments is typically determined utilizing a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to the expected life, portfolio company performance since close, and other terms and risks associated with an investment. Among other factors, a determinant of risk is the amount of leverage used by the portfolio company relative to its total enterprise value, and the rights and remedies of the Company’s investment within the portfolio company’s capital structure.
When the debtor is not performing or when there is insufficient value to cover the investment, the Company may utilize a net recovery approach to determine the fair value of debt investments in subject companies. A net recovery analysis typically consists of two steps. First, the total enterprise value for the subject company is estimated using standard valuation approaches, most commonly the market approach. Second, the fair value for each investment in the subject company is then estimated by allocating the subject company’s total enterprise value to the outstanding securities in the capital structure based upon various factors, including seniority, preferences, and other features if deemed relevant to each security in the capital structure.
Significant unobservable quantitative inputs typically used in the fair value measurement of the Company’s Level 3 debt investments primarily include current market yields, including relevant market indices, but may also include quotes from brokers, dealers, and pricing services as indicated by comparable investments. For the Company’s Level 3 equity investments, a market approach, based on comparable financial performance multiples such as publicly-traded company and comparable market transaction multiples of revenues, earnings before income taxes, depreciation and amortization (“EBITDA”), or some combination thereof and comparable market transactions typically would be used.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Debt Not Carried at Fair Value
Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company’s marketplace credit ratings, or market quotes, if available. The following tables present the carrying and fair values of the Company’s debt obligations as of the following periods:

	March 31, 2024		December 31, 2023
($ in thousands)	Net Carrying Value(1)(2)	Fair Value	Net Carrying Value(1)(3)	Fair Value
Revolving Credit Facility(4)	$1,010,177	$1,010,178	$611,396	$611,395
SPV Asset Facility I	194,067	194,067	468,920	468,920
SPV Asset Facility II	988,398	988,399	1,710,745	1,710,744
SPV Asset Facility III	613,501	613,501	513,046	513,045
SPV Asset Facility IV	196,396	196,396	246,296	246,296
SPV Asset Facility V	197,183	197,183	197,005	197,005
SPV Asset Facility VI	343,145	343,145	152,994	152,994
CLO VIII	287,955	287,955	287,907	287,907
CLO XI	258,185	258,185	258,144	258,144
CLO XII	258,049	258,049	258,002	258,002
CLO XV	309,194	309,194	—	—
CLO XVI	417,528	417,528	—	—
March 2025 Notes	496,928	496,250	496,586	492,500
September 2026 Notes	345,100	321,125	344,682	319,375
February 2027 Notes	497,220	473,750	496,699	472,500
September 2027 Notes	589,386	615,000	598,564	619,500
June 2028 Notes	640,716	674,375	640,012	672,750
January 2029 Notes	536,981	566,500	546,975	566,500
March 2031 Notes	721,719	735,000	—	—
Total Debt	$8,901,828	$8,955,780	$7,827,973	$7,847,577
__________________
(1)Inclusive of change in fair market value of effective hedge.
(2)The carrying values of the Company’s Revolving Credit Facility, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III, SPV Asset Facility IV, SPV Asset Facility V, SPV Asset Facility VI, CLO VIII, CLO XI, CLO XII, CLO XV, CLO XVI, March 2025 Notes, September 2026 Notes, February 2027 Notes, September 2027 Notes, June 2028 Notes, January 2029 Notes, and March 2031 Notes are presented net of unamortized debt issuance costs of $15.9 million, $5.9 million, $6.6 million, $8.5 million, $3.6 million, $2.8 million, $6.9 million, $2.0 million, $1.8 million, $2.0 million, $2.8 million, $2.5 million, $3.0 million, $4.9 million, $2.8 million, $6.5 million, $9.5 million, $13.2 million, and $21.0 million, respectively.
(3)The carrying values of the Company’s Revolving Credit Facility, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III, SPV Asset Facility IV, SPV Asset Facility V, SPV Asset Facility VI, CLO VIII, CLO XI, CLO XII, March 2025 Notes, September 2026 Notes, February 2027 Notes, September 2027 Notes, June 2028 Notes, and January 2029 Notes are presented net of unamortized debt issuance costs of $16.6 million, $6.1 million, $7.3 million, $9.0 million, $3.7 million, $3.0 million, $7.0 million, $2.1 million, $1.9 million, $2.0 million, $3.4 million, $5.4 million, $3.3 million, $6.9 million, $9.9 million, and $13.6 million, respectively.
(4)Includes unrealized gain (loss) on translation of borrowings denominated in foreign currencies.
The below table presents fair value measurements of the Company’s debt obligations as of the following periods:

($ in thousands)	March 31, 2024	December 31, 2023
Level 1	$—	$—
Level 2	3,882,000	3,143,125
Level 3	5,073,780	4,704,452
Total Debt	$8,955,780	$7,847,577

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Financial Instruments Not Carried at Fair Value
As of March 31, 2024 and December 31, 2023, the carrying amounts of the Company’s other assets and liabilities approximate fair value due to their short maturities. These financial instruments would be categorized as Level 3 within the hierarchy.
Note 7. Commitments and Contingencies
Portfolio Company Commitments
From time to time, the Company may enter into commitments to fund investments. The Company had the following outstanding commitments to fund investments in current portfolio companies as of the following periods:

Portfolio Company	Investment	March 31, 2024	December 31, 2023
($ in thousands)
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC	LLC Interest	$4,000	$8,444
AAM Series 2.1 Aviation Feeder, LLC	LLC Interest	—	309
ACR Group Borrower, LLC	First lien senior secured revolving loan	425	425
Activate Holdings (US) Corp. (dba Absolute Software)	First lien senior secured revolving loan	352	282
Alera Group, Inc.	First lien senior secured delayed draw term loan	43,565	45,858
Allied Benefit Systems Intermediate LLC	First lien senior secured delayed draw term loan	3,247	3,247
AmeriLife Holdings LLC	First lien senior secured revolving loan	16,273	16,273
AmeriLife Holdings LLC	First lien senior secured delayed draw term loan	—	5,457
AmeriLife Holdings LLC	First lien senior secured delayed draw term loan	24,302	26,966
Anaplan, Inc.	First lien senior secured revolving loan	16,528	16,528
Apex Service Partners, LLC	First lien senior secured delayed draw term loan	10,446	17,957
Apex Service Partners, LLC	First lien senior secured revolving loan	4,772	7,080
Appfire Technologies, LLC	First lien senior secured revolving loan	1,260	1,260
Appfire Technologies, LLC	First lien senior secured delayed draw term loan	10,081	10,587
Aptean Acquiror, Inc.	First lien senior secured revolving loan	7,282	—
Aptean Acquiror, Inc.	First lien senior secured delayed draw term loan	13,501	—
Aramsco, Inc.	First lien senior secured delayed draw term loan	7,797	7,797
Arctic Holdco, LLC (dba Novvia Group)	First lien senior secured delayed draw term loan	9,688	9,688
Ascend Buyer, LLC (dba PPC Flexible Packaging)	First lien senior secured revolving loan	3,404	3,404
Associations, Inc.	First lien senior secured revolving loan	2,350	3,123
Associations, Inc.	First lien senior secured delayed draw term loan	507	507
Aurelia Netherlands Midco 2 B.V.	First lien senior secured NOK term loan	29,861	31,898

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

Portfolio Company	Investment	March 31, 2024	December 31, 2023
Aurelia Netherlands Midco 2 B.V.	First lien senior secured EUR term loan	29,801	30,482
Aurelia Netherlands Midco 2 B.V.	First lien senior secured EUR revolving loan	3,311	3,387
Avalara, Inc.	First lien senior secured revolving loan	7,045	7,045
AWP Group Holdings, Inc.	First lien senior secured delayed draw term loan	7,024	7,024
AWP Group Holdings, Inc.	First lien senior secured revolving loan	4,122	4,557
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)	First lien senior secured delayed draw term loan	12,469	—
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)	First lien senior secured revolving loan	1,995	—
Bamboo US BidCo LLC	First lien senior secured revolving loan	20,128	20,128
Bamboo US BidCo LLC	First lien senior secured delayed draw term loan	13,486	14,060
Bayshore Intermediate #2, L.P. (dba Boomi)	First lien senior secured revolving loan	1,381	1,275
BCPE Osprey Buyer, Inc. (dba PartsSource)	First lien senior secured revolving loan	2,172	3,207
BCPE Osprey Buyer, Inc. (dba PartsSource)	First lien senior secured delayed draw term loan	26,528	26,528
BCTO BSI Buyer, Inc. (dba Buildertrend)	First lien senior secured revolving loan	161	161
BELMONT BUYER, INC. (dba Valenz)	First lien senior secured delayed draw term loan	7,980	7,980
BELMONT BUYER, INC. (dba Valenz)	First lien senior secured revolving loan	6,650	6,650
Blast Bidco Inc. (dba Bazooka Candy Brands)	First lien senior secured revolving loan	4,179	4,179
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)	First lien senior secured delayed draw term loan	13,641	13,641
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)	First lien senior secured revolving loan	13,901	13,901
Brightway Holdings, LLC	First lien senior secured revolving loan	1,789	1,158
Broadcast Music, Inc. (fka Otis Merger Sub, Inc.)	First lien senior secured revolving loan	6,271	—
BTRS Holdings Inc. (dba Billtrust)	First lien senior secured delayed draw term loan	354	468
BTRS Holdings Inc. (dba Billtrust)	First lien senior secured revolving loan	579	868
Canadian Hospital Specialties Ltd.	First lien senior secured CAD revolving loan	73	75
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)	First lien senior secured revolving loan	577	577
Certinia, Inc.	First lien senior secured revolving loan	4,412	4,412
Circana Group, L.P. (fka The NPD Group, L.P.)	First lien senior secured revolving loan	6,278	11,699
CivicPlus, LLC	First lien senior secured revolving loan	2,244	1,481
Community Brands ParentCo, LLC	First lien senior secured delayed draw term loan	—	3,750

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

Portfolio Company	Investment	March 31, 2024	December 31, 2023
Community Brands ParentCo, LLC	First lien senior secured revolving loan	1,875	1,875
Computer Services, Inc. (dba CSI)	First lien senior secured delayed draw term loan	25,566	—
CoreTrust Purchasing Group LLC	First lien senior secured delayed draw term loan	14,183	14,183
CoreTrust Purchasing Group LLC	First lien senior secured revolving loan	14,183	14,183
Coupa Holdings, LLC	First lien senior secured revolving loan	1,664	1,664
Coupa Holdings, LLC	First lien senior secured delayed draw term loan	2,174	2,174
CPM Holdings, Inc.	First lien senior secured revolving loan	4,650	5,000
Crewline Buyer, Inc. (dba New Relic)	First lien senior secured revolving loan	17,226	17,226
Denali BuyerCo, LLC (dba Summit Companies)	First lien senior secured revolving loan	9,963	9,963
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)	First lien senior secured revolving loan	91	91
Dresser Utility Solutions, LLC	First lien senior secured revolving loan	10,552	—
Dresser Utility Solutions, LLC	First lien senior secured delayed draw term loan	7,537	—
EET Buyer, Inc. (dba e-Emphasys)	First lien senior secured revolving loan	2,710	2,710
Endries Acquisition, Inc.	First lien senior secured delayed draw term loan	3,304	20,926
Endries Acquisition, Inc.	First lien senior secured delayed draw term loan	8,048	8,048
Entertainment Benefits Group, LLC	First lien senior secured revolving loan	6,960	6,960
Entrata, Inc.	First lien senior secured revolving loan	513	513
EOS U.S. Finco LLC	First lien senior secured delayed draw term loan	9,830	9,830
Evolution BuyerCo, Inc. (dba SIAA)	First lien senior secured revolving loan	676	676
Evolution BuyerCo, Inc. (dba SIAA)	First lien senior secured delayed draw term loan	3,671	4,405
FARADAY BUYER, LLC (dba MacLean Power Systems)	First lien senior secured delayed draw term loan	14,307	14,307
Fiesta Purchaser, Inc.	First lien senior secured revolving loan	14,898	—
Finastra USA, Inc.	First lien senior secured revolving loan	13,925	12,568
Formerra, LLC	First lien senior secured revolving loan	421	526
Fortis Solutions Group, LLC	First lien senior secured revolving loan	6,409	6,409
FR Vision Holdings, Inc.	First lien senior secured delayed draw term loan	10,915	—
FR Vision Holdings, Inc.	First lien senior secured revolving loan	3,692	—
Fullsteam Operations, LLC	First lien senior secured delayed draw term loan	5,000	—

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

Portfolio Company	Investment	March 31, 2024	December 31, 2023
Fullsteam Operations, LLC	First lien senior secured delayed draw term loan	1,250	—
Fullsteam Operations, LLC	First lien senior secured loan	1,047	1,961
Fullsteam Operations, LLC	First lien senior secured loan	904	1,250
Fullsteam Operations, LLC	First lien senior secured revolving loan	500	500
Galls, LLC	First lien senior secured delayed draw term loan	39,243	—
Galls, LLC	First lien senior secured revolving loan	13,343	—
Galway Borrower LLC	First lien senior secured revolving loan	5,254	—
Galway Borrower LLC	First lien senior secured delayed draw term loan	49,734	—
Gaylord Chemical Company, L.L.C.	First lien senior secured revolving loan	3,182	3,182
Gaylord Chemical Company, L.L.C.	First lien senior secured revolving loan	791	791
Gerson Lehrman Group, Inc.	First lien senior secured revolving loan	8,404	—
GI Apple Midco LLC (dba Atlas Technical Consultants)	First lien senior secured revolving loan	11,082	4,908
GI Apple Midco LLC (dba Atlas Technical Consultants)	First lien senior secured delayed draw term loan	14,090	14,090
GI Ranger Intermediate, LLC (dba Rectangle Health)	First lien senior secured delayed draw term loan	—	7,600
GI Ranger Intermediate, LLC (dba Rectangle Health)	First lien senior secured revolving loan	1,673	669
Global Music Rights, LLC	First lien senior secured revolving loan	12,415	7,500
Granicus, Inc.	First lien senior secured delayed draw term loan	4,888	—
Granicus, Inc.	First lien senior secured revolving loan	4,633	127
Grayshift, LLC	First lien senior secured revolving loan	2,419	2,419
GS Acquisitionco, Inc. (dba insightsoftware)	First lien senior secured delayed draw term loan	990	—
GS Acquisitionco, Inc. (dba insightsoftware)	First lien senior secured revolving loan	247	—
Hercules Borrower, LLC (dba The Vincit Group)	First lien senior secured revolving loan	96	96
Hissho Sushi Merger Sub, LLC	First lien senior secured revolving loan	8,745	8,745
Home Service TopCo IV, Inc.	First lien senior secured revolving loan	3,359	3,359
Home Service TopCo IV, Inc.	First lien senior secured delayed draw term loan	8,397	8,397
Hyland Software, Inc.	First lien senior secured revolving loan	6,978	6,978
Icefall Parent, Inc. (dba EngageSmart)	First lien senior secured revolving loan	2,749	—
Ideal Image Development, LLC	First lien senior secured revolving loan	366	—
Ideal Image Development, LLC	First lien senior secured revolving loan	—	329

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

Portfolio Company	Investment	March 31, 2024	December 31, 2023
Ideal Tridon Holdings, Inc.	First lien senior secured revolving loan	8,630	8,630
IG Investments Holdings, LLC (dba Insight Global)	First lien senior secured revolving loan	3,613	3,613
IMO Investor Holdings, Inc.	First lien senior secured delayed draw term loan	2,894	3,127
IMO Investor Holdings, Inc.	First lien senior secured revolving loan	2,085	2,382
Indigo Buyer, Inc. (dba Inovar Packaging Group)	First lien senior secured revolving loan	5,080	7,620
Indikami Bidco, LLC (dba IntegriChain)	First lien senior secured delayed draw term loan	6,570	6,570
Indikami Bidco, LLC (dba IntegriChain)	First lien senior secured revolving loan	3,754	4,693
Integrated Specialty Coverages, LLC	First lien senior secured delayed draw term loan	12,716	12,716
Integrated Specialty Coverages, LLC	First lien senior secured revolving loan	5,934	5,934
Integrity Marketing Acquisition, LLC	First lien senior secured revolving loan	5,450	5,450
Integrity Marketing Acquisition, LLC	First lien senior secured delayed draw term loan	21,923	21,923
Interoperability Bidco, Inc. (dba Lyniate)	First lien senior secured revolving loan	3,731	3,490
Kaseya Inc.	First lien senior secured delayed draw term loan	4,077	4,077
Kaseya Inc.	First lien senior secured revolving loan	3,256	3,256
KENE Acquisition, Inc.	First lien senior secured delayed draw term loan	7,472	—
KENE Acquisition, Inc.	First lien senior secured revolving loan	2,242	—
KPSKY Acquisition, Inc. (dba BluSky)	First lien senior secured delayed draw term loan	6,054	6,054
KRIV Acquisition Inc. (dba Riveron)	First lien senior secured delayed draw term loan	12,134	12,134
KRIV Acquisition Inc. (dba Riveron)	First lien senior secured revolving loan	10,944	10,944
KWOL Acquisition Inc. (dba Worldwide Clinical Trials)	First lien senior secured revolving loan	22,325	15,627
KWOR Acquisition, Inc. (dba Alacrity Solutions)	First lien senior secured revolving loan	1,485	1,946
KWOR Acquisition, Inc. (dba Alacrity Solutions)	First lien senior secured delayed draw term loan	6,360	6,360
Lightbeam Bidco, Inc. (dba Lazer Spot)	First lien senior secured revolving loan	10,127	11,685
Lightbeam Bidco, Inc. (dba Lazer Spot)	First lien senior secured delayed draw term loan	27,285	40,928
Lignetics Investment Corp.	First lien senior secured revolving loan	9,941	1,912
LSI Financing 1 DAC	Series 6 Notes	129,580	—
ManTech International Corporation	First lien senior secured delayed draw term loan	2,164	2,164
ManTech International Corporation	First lien senior secured revolving loan	1,806	1,806
Mario Purchaser, LLC (dba Len the Plumber)	First lien senior secured delayed draw term loan	5,627	21,702

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

Portfolio Company	Investment	March 31, 2024	December 31, 2023
Mario Purchaser, LLC (dba Len the Plumber)	First lien senior secured revolving loan	8,038	5,627
Medline Borrower, LP	First lien senior secured revolving loan	2,020	2,020
MHE Intermediate Holdings, LLC (dba OnPoint Group)	First lien senior secured revolving loan	3,571	3,571
Milan Laser Holdings LLC	First lien senior secured revolving loan	2,553	2,553
Ministry Brands Holdings, LLC	First lien senior secured revolving loan	4,271	2,215
Mitnick Corporate Purchaser, Inc.	First lien senior secured revolving loan	9,375	9,375
Monotype Imaging Holdings Inc.	First lien senior secured delayed draw term loan	14,027	—
Monotype Imaging Holdings Inc.	First lien senior secured revolving loan	21,041	—
Natural Partners, LLC	First lien senior secured revolving loan	5,063	5,063
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.	First lien senior secured EUR delayed draw term loan	23,312	—
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.	First lien senior secured revolving loan	4,349	—
Nelipak Holding Company	First lien senior secured delayed draw term loan	11,787	—
Nelipak Holding Company	First lien senior secured revolving loan	6,158	—
Neptune Holdings, Inc. (dba NexTech)	First lien senior secured revolving loan	4,118	4,118
NMI Acquisitionco, Inc. (dba Network Merchants)	First lien senior secured revolving loan	558	558
Notorious Topco, LLC (dba Beauty Industry Group)	First lien senior secured revolving loan	3,521	4,930
OAC Holdings I Corp. (dba Omega Holdings)	First lien senior secured revolving loan	2,021	2,572
OB Hospitalist Group, Inc.	First lien senior secured revolving loan	4,902	4,902
Ocala Bidco, Inc.	First lien senior secured delayed draw term loan	4,503	8,469
Ole Smoky Distillery, LLC	First lien senior secured revolving loan	3,302	3,302
Omnia Partners, LLC	First lien senior secured delayed draw term loan	—	172
OneOncology LLC	First lien senior secured revolving loan	14,267	14,267
OneOncology LLC	First lien senior secured delayed draw term loan	17,478	26,752
Oranje Holdco, Inc. (dba KnowBe4)	First lien senior secured revolving loan	10,148	10,148
Pacific BidCo Inc.	First lien senior secured delayed draw term loan	17,905	17,905
Park Place Technologies, LLC	First lien senior secured delayed draw term loan	13,490	—
Park Place Technologies, LLC	First lien senior secured revolving loan	10,117	—
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)	First lien senior secured delayed draw term loan	17,143	—

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

Portfolio Company	Investment	March 31, 2024	December 31, 2023
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)	First lien senior secured revolving loan	88	70
PDI TA Holdings, Inc.	First lien senior secured delayed draw term loan	21,800	—
PDI TA Holdings, Inc.	First lien senior secured revolving loan	6,560	—
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)	First lien senior secured revolving loan	2,570	2,570
PetVet Care Centers, LLC	First lien senior secured delayed draw term loan	31,691	31,691
PetVet Care Centers, LLC	First lien senior secured revolving loan	33,258	33,258
Ping Identity Holding Corp.	First lien senior secured revolving loan	2,182	2,182
Plasma Buyer LLC (dba Pathgroup)	First lien senior secured delayed draw term loan	3,263	28,553
Plasma Buyer LLC (dba Pathgroup)	First lien senior secured revolving loan	4,895	8,158
Pluralsight, LLC	First lien senior secured revolving loan	—	87
PPV Intermediate Holdings, LLC	First lien senior secured revolving loan	11,854	11,854
PPV Intermediate Holdings, LLC	First lien senior secured delayed draw term loan	10,076	10,076
Premise Health Holding	First lien senior secured revolving loan	8,191	—
QAD, Inc.	First lien senior secured revolving loan	6,000	6,000
Quva Pharma, Inc.	First lien senior secured revolving loan	364	455
Relativity ODA LLC	First lien senior secured revolving loan	435	435
Sailpoint Technologies Holdings, Inc.	First lien senior secured revolving loan	5,718	5,718
Securonix, Inc.	First lien senior secured revolving loan	5,339	5,339
Sensor Technology Topco, Inc. (dba Humanetics)	First lien senior secured revolving loan	8,620	9,077
Simplisafe Holding Corporation	First lien senior secured delayed draw term loan	11,770	11,770
Smarsh Inc.	First lien senior secured delayed draw term loan	10,381	10,381
Smarsh Inc.	First lien senior secured revolving loan	498	830
Sonny's Enterprises, LLC	First lien senior secured revolving loan	25,158	25,158
Sonny's Enterprises, LLC	First lien senior secured delayed draw term loan	9,905	15,212
Southern Air & Heat Holdings, LLC	First lien senior secured revolving loan	220	259
Southern Air & Heat Holdings, LLC	First lien senior secured delayed draw term loan	24,039	28,751
Spotless Brands, LLC	First lien senior secured revolving loan	1,461	1,146
Summit Acquisition Inc. (dba K2 Insurance Services)	First lien senior secured delayed draw term loan	12,267	12,267

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

Portfolio Company	Investment	March 31, 2024	December 31, 2023
Summit Acquisition Inc. (dba K2 Insurance Services)	First lien senior secured revolving loan	6,133	6,133
SWK BUYER, Inc. (dba Stonewall Kitchen)	First lien senior secured revolving loan	5,579	5,579
Tamarack Intermediate, L.L.C. (dba Verisk 3E)	First lien senior secured revolving loan	5,336	5,336
Tamarack Intermediate, L.L.C. (dba Verisk 3E)	First lien senior secured delayed draw term loan	2,360	2,360
TC Holdings, LLC (dba TrialCard)	First lien senior secured revolving loan	7,768	7,768
Tempo Buyer Corp. (dba Global Claims Services)	First lien senior secured revolving loan	2,992	3,508
The Shade Store, LLC	First lien senior secured delayed draw term loan	10,580	—
The Shade Store, LLC	First lien senior secured revolving loan	4,773	2,455
Thunder Purchaser, Inc. (dba Vector Solutions)	First lien senior secured revolving loan	316	418
Troon Golf, L.L.C.	First lien senior secured revolving loan	7,207	7,207
Ultimate Baked Goods Midco, LLC	First lien senior secured revolving loan	2,000	2,000
Unified Women's Healthcare, LP	First lien senior secured delayed draw term loan	71,937	—
Unified Women's Healthcare, LP	First lien senior secured revolving loan	8,120	8,120
Unified Women's Healthcare, LP	First lien senior secured delayed draw term loan	23,000	41,400
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)	First lien senior secured revolving loan	1,096	1,096
Velocity HoldCo III Inc. (dba VelocityEHS)	First lien senior secured revolving loan	124	124
Walker Edison Furniture Company LLC	First lien senior secured delayed draw term loan	483	833
When I Work, Inc.	First lien senior secured revolving loan	4,164	4,164
XRL 1 LLC (dba XOMA)	First lien senior secured delayed draw term loan	4,500	4,500
Zendesk, Inc.	First lien senior secured delayed draw term loan	30,080	30,080
Zendesk, Inc.	First lien senior secured revolving loan	12,386	12,386
Total Unfunded Portfolio Company Commitments		$1,883,748	$1,394,947
As of March 31, 2024, the Company believed it had adequate financial resources to satisfy the unfunded portfolio company commitments.
Organizational and Offering Costs
The Adviser has incurred organization and offering costs on behalf of the Company in the amount of $2.9 million for the period from April 22, 2020 (Inception) to March 31, 2024, of which $2.9 million has been charged to the Company pursuant to the Investment Advisory Agreement. Under the Investment Advisory Agreement and Administration Agreement, the Adviser is entitled to receive up to 1.5% of gross offering proceeds raised in the Company’s continuous public offering until all organization and offering costs paid by the Adviser have been recovered. The Adviser is responsible for the payment of the Company’s organization and offering

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
expenses to the extent that these expenses exceed 1.5% of the aggregate gross offering proceeds, without recourse against or reimbursement by the Company.
Other Commitments and Contingencies
From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. As of March 31, 2024, management was not aware of any pending or threatened litigation.
Note 8. Net Assets
Authorized Capital and Share Class Description
In connection with its formation, the Company has the authority to issue the following shares:

Classification	Number of Shares (in thousands)	Par Value
Class S Shares	1,000,000	$0.01
Class D Shares	1,000,000	$0.01
Class I Shares	1,000,000	$0.01
Total	3,000,000
The Company’s Class S shares are subject to upfront selling commissions of up to 3.50% of the offering price. Pursuant to a distribution plan adopted by the Company in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to the Company, the Company’s Class S shares are subject to annual ongoing services fees of 0.85% of the current net asset value of such shares, as determined in accordance with FINRA rules.
The Company’s Class D shares are subject to upfront selling commissions of up to 1.50% of the offering price. Pursuant to a distribution plan adopted by the Company in compliance with Rules 12b-1 and 17d-3 under the 1940 act, as if those rules applied to the Company, the Company’s Class D shares are subject to annual ongoing services fees of 0.25% of the current net asset value of such shares, as determined in accordance with FINRA rules.
The Company’s Class I shares are not subject to upfront selling commissions. The Company’s Class I shares are not subject to annual ongoing servicing fees.
Share Issuances
On September 30, 2020, the Company issued 100 Class I common shares for $1,000 to the Adviser.
On November 12, 2020, the Company issued 700,000 Class I common shares for $7.0 million to Feeder FIC Equity, an entity affiliated with the Adviser, and met the minimum offering requirement for the Company’s continuous public offering of $2.5 million.
The following table summarizes transactions with respect to shares of the Company’s common stock during the following periods:

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

	For the Three Months Ended March 31, 2024
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	46,124,796	$441,603	3,653,226	$34,721	78,481,959	$746,402	128,259,981	$1,222,726
Shares/gross proceeds from the private placements	—	—	—	—	8,474,515	80,612	8,474,515	80,612
Share Transfers between classes(1)	(72,397)	(687)	(35,690,399)	(338,702)	35,724,999	339,389	(37,797)	—
Reinvestment of distributions	3,448,275	32,710	551,717	5,238	6,445,103	61,289	10,445,095	99,237
Repurchased shares	(3,560,660)	(33,826)	(2,771,164)	(26,354)	(8,603,765)	(81,994)	(14,935,589)	(142,174)
Total shares/gross proceeds	45,940,014	439,800	(34,256,620)	(325,097)	120,522,811	1,145,698	132,206,205	1,260,401
Sales load	—	(4,007)	—	(30)	—	—	—	(4,037)
Total shares/net proceeds	45,940,014	$435,793	(34,256,620)	$(325,127)	120,522,811	$1,145,698	132,206,205	$1,256,364
__________________
(1)In certain cases, and subject to Blue Owl Securities LLC’s (d/b/a Blue Owl Securities) (the “Dealer Manager”) approval, including in situations where a holder of Class S or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged into an equivalent net asset value amount of Class I shares.

	For the Three Months Ended March 31, 2023
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	17,528,972	$162,332	5,015,703	$46,224	38,530,460	$353,968	61,075,135	$562,524
Shares/gross proceeds from the private placements	—	—	—	—	1,525,337	14,040	1,525,337	14,040
Reinvestment of distributions	1,723,661	15,832	520,722	4,787	3,120,002	28,728	5,364,385	49,347
Repurchased shares	(2,349,994)	(21,643)	(374,566)	(3,453)	(7,361,842)	(68,024)	(10,086,402)	(93,120)
Total shares/gross proceeds	16,902,639	156,521	5,161,859	47,558	35,813,957	328,712	57,878,455	532,791
Sales load	—	(1,557)	—	(49)	—	—	—	(1,606)
Total shares/net proceeds	16,902,639	$154,964	5,161,859	$47,509	35,813,957	$328,712	57,878,455	$531,185
In accordance with the Company’s share pricing policy, the Company will modify its public offering prices to the extent necessary to comply with the requirements of the 1940 Act, including the requirement that it not sell shares at a net offering price below the net asset value per share unless the Company obtains the requisite approval from its shareholders.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The changes to the Company’s offering price per share since the commencement of the Company’s initial continuous public offering and associated effective dates of such changes were as follows:

Class S
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
March 1, 2021	$9.26	$0.32	$9.58
April 1, 2021	$9.26	$0.32	$9.58
May 1, 2021	$9.26	$0.32	$9.58
June 1, 2021	$9.28	$0.32	$9.60
July 1, 2021	$9.30	$0.33	$9.63
August 1, 2021	$9.30	$0.33	$9.63
September 1, 2021	$9.30	$0.33	$9.63
October 1, 2021	$9.31	$0.33	$9.64
November 1, 2021	$9.32	$0.33	$9.65
December 1, 2021	$9.31	$0.33	$9.64
January 1, 2022	$9.33	$0.33	$9.66
February 1, 2022	$9.33	$0.33	$9.66
March 1, 2022	$9.27	$0.32	$9.59
April 1, 2022	$9.24	$0.32	$9.56
May 1, 2022	$9.23	$0.32	$9.55
June 1, 2022	$9.02	$0.32	$9.34
July 1, 2022	$8.84	$0.31	$9.15
August 1, 2022	$9.02	$0.32	$9.34
September 1, 2022	$9.09	$0.32	$9.41
October 1, 2022	$8.99	$0.31	$9.30
November 1, 2022	$9.00	$0.32	$9.32
December 1, 2022	$9.05	$0.32	$9.37
January 1, 2023	$9.06	$0.32	$9.38
February 1, 2023	$9.24	$0.32	$9.56
March 1, 2023	$9.23	$0.32	$9.55
April 1, 2023	$9.21	$0.32	$9.53
May 1, 2023	$9.21	$0.32	$9.53
June 1, 2023	$9.18	$0.32	$9.50
July 1, 2023	$9.28	$0.32	$9.60
August 1, 2023	$9.33	$0.33	$9.66
September 1, 2023	$9.37	$0.33	$9.70
October 1, 2023	$9.40	$0.33	$9.73
November 1, 2023	$9.36	$0.33	$9.69
December 1, 2023	$9.42	$0.33	$9.75
January 1, 2024	$9.48	$0.33	$9.81
February 1, 2024	$9.49	$0.33	$9.82
March 1, 2024	$9.49	$0.33	$9.82

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

Class D
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
March 1, 2021	$9.26	$0.14	$9.40
April 1, 2021	$9.26	$0.14	$9.40
May 1, 2021	$9.25	$0.14	$9.39
June 1, 2021	$9.27	$0.14	$9.41
July 1, 2021	$9.29	$0.14	$9.43
August 1, 2021	$9.29	$0.14	$9.43
September 1, 2021	$9.29	$0.14	$9.43
October 1, 2021	$9.31	$0.14	$9.45
November 1, 2021	$9.32	$0.14	$9.46
December 1, 2021	$9.31	$0.14	$9.45
January 1, 2022	$9.34	$0.14	$9.48
February 1, 2022	$9.33	$0.14	$9.47
March 1, 2022	$9.27	$0.14	$9.41
April 1, 2022	$9.25	$0.14	$9.39
May 1, 2022	$9.24	$0.14	$9.38
June 1, 2022	$9.04	$0.14	$9.18
July 1, 2022	$8.86	$0.13	$8.99
August 1, 2022	$9.04	$0.14	$9.18
September 1, 2022	$9.09	$0.14	$9.23
October 1, 2022	$9.00	$0.14	$9.14
November 1, 2022	$9.01	$0.14	$9.15
December 1, 2022	$9.05	$0.14	$9.19
January 1, 2023	$9.07	$0.14	$9.21
February 1, 2023	$9.25	$0.14	$9.39
March 1, 2023	$9.24	$0.14	$9.38
April 1, 2023	$9.22	$0.14	$9.36
May 1, 2023	$9.22	$0.14	$9.36
June 1, 2023	$9.19	$0.14	$9.33
July 1, 2023	$9.29	$0.14	$9.43
August 1, 2023	$9.34	$0.14	$9.48
September 1, 2023	$9.38	$0.14	$9.52
October 1, 2023	$9.41	$0.14	$9.55
November 1, 2023	$9.37	$0.14	$9.51
December 1, 2023	$9.43	$0.14	$9.57
January 1, 2024	$9.49	$0.14	$9.63
February 1, 2024	$9.50	$0.14	$9.64
March 1, 2024	$9.50	$0.14	$9.64

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

Class I
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
Initial Offering Price	$10.00	$—	$10.00
March 1, 2021	$9.26	$—	$9.26
April 1, 2021	$9.26	$—	$9.26
May 1, 2021	$9.26	$—	$9.26
June 1, 2021	$9.28	$—	$9.28
July 1, 2021	$9.30	$—	$9.30
August 1, 2021	$9.30	$—	$9.30
September 1, 2021	$9.30	$—	$9.30
October 1, 2021	$9.32	$—	$9.32
November 1, 2021	$9.32	$—	$9.32
December 1, 2021	$9.31	$—	$9.31
January 1, 2022	$9.34	$—	$9.34
February 1, 2022	$9.34	$—	$9.34
March 1, 2022	$9.28	$—	$9.28
April 1, 2022	$9.26	$—	$9.26
May 1, 2022	$9.25	$—	$9.25
June 1, 2022	$9.05	$—	$9.05
July 1, 2022	$8.88	$—	$8.88
August 1, 2022	$9.06	$—	$9.06
September 1, 2022	$9.11	$—	$9.11
October 1, 2022	$9.01	$—	$9.01
November 1, 2022	$9.02	$—	$9.02
December 1, 2022	$9.07	$—	$9.07
January 1, 2023	$9.08	$—	$9.08
February 1, 2023	$9.26	$—	$9.26
March 1, 2023	$9.26	$—	$9.26
April 1, 2023	$9.24	$—	$9.24
May 1, 2023	$9.24	$—	$9.24
June 1, 2023	$9.21	$—	$9.21
July 1, 2023	$9.31	$—	$9.31
August 1, 2023	$9.36	$—	$9.36
September 1, 2023	$9.39	$—	$9.39
October 1, 2023	$9.43	$—	$9.43
November 1, 2023	$9.38	$—	$9.38
December 1, 2023	$9.45	$—	$9.45
January 1, 2024	$9.50	$—	$9.50
February 1, 2024	$9.51	$—	$9.51
March 1, 2024	$9.52	$—	$9.52

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Distributions
The Board authorizes and declares monthly distribution amounts per share of common stock, payable monthly in arrears. The following table presents cash distributions per share that were recorded during the following periods:

	For the Three Months March 31, 2024
Declaration Date	Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount
($ in thousands, except per share amounts)				Class S	Class D	Class I
November 20, 2023	January 31, 2024	February 23, 2024	$0.07010	$21,517	$2,829	$42,089
February 21, 2024	February 29, 2024	March 22, 2024	0.07010	22,651	2,984	44,196
February 21, 2024	March 29, 2024	April 23, 2024	0.10280	35,655	4,144	67,451
		Total	$0.24300	$79,823	$9,957	$153,736
__________________
(1)Distributions per share are gross of shareholder servicing fees.

	For the Three Months March 31, 2023
Declaration Date	Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount
($ in thousands, except per share amounts)				Class S	Class D	Class I
December 5, 2022	January 31, 2023	February 24, 2023	$0.08765	$16,523	$4,296	$30,667
February 10, 2023	February 28, 2023	March 23, 2023	0.06765	12,882	3,372	24,319
February 10, 2023	March 31, 2023	April 26, 2023	0.06765	13,027	3,550	24,938
		Total	$0.22295	$42,432	$11,218	$79,924
__________________
(1)Distributions per share are gross of shareholder servicing fees.
The Company has adopted a distribution reinvestment plan which was amended and restated on May 6, 2024. The amended and restated distribution reinvestment plan provides for the reinvestment of cash distributions on behalf of shareholders who have enrolled in the distribution reinvestment plan. As a result, if the Board authorizes and declares a cash distribution, then the shareholders who have enrolled in the distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. The Company expects to use newly issued shares to implement the distribution reinvestment plan. The Company may fund its cash distributions to shareholders from any source of funds available to the Company, including but not limited to offering proceeds, net investment income from operations, capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from the Adviser, which is subject to recoupment. In no event, however, will funds be advanced or borrowed for the purpose of distributions, if the amount of such distributions would exceed the Company’s accrued and received revenues for the previous four quarters, less paid and accrued operating expenses with respect to such revenues and costs. Through March 31, 2024, pursuant to the Expense Support Agreement which was terminated by the Adviser on March 7, 2023, a portion of the Company’s distributions resulted from expense support from the Adviser which is subject to repayment by the Company within three years from the date of payment. The purpose of this arrangement was to avoid distributions being characterized as a return of capital for U.S. federal income tax purposes. Shareholders should understand that any such distribution is not based on the Company’s investment performance, and can only be sustained if the Company achieves positive investment performance in future periods and/or the Adviser continues to provide expense support. Shareholders should also understand that the Company’s future repayments of expense support will reduce the distributions that they would otherwise receive. There can be no assurance that the Company will achieve the performance necessary to sustain these distributions, or be able to pay distributions at all. Sources of distributions, other than net investment income and realized gains on a U.S. GAAP basis, include required adjustments to U.S. GAAP net investment income in the current period to determine taxable income available for distributions. The following tables reflect the

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
sources of cash distributions on a U.S. GAAP basis that the Company has declared on its shares of common stock during the following periods:

	For the Three Months March 31, 2024
Source of Distribution(2)	Per Share(1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.24300	$243,516	100.0%
Total	$0.24300	$243,516	100.0%
__________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Data in this table is presented on a consolidated basis. Refer to Note 11 “Financial Highlights” for amounts by share class.

	For the Three Months March 31, 2023
Source of Distribution(2)	Per Share(1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.22295	$133,574	100.0%
Total	$0.22295	$133,574	100.0%
__________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Data in this table is presented on a consolidated basis. Refer to Note 11 “Financial Highlights” for amounts by share class.
Share Repurchases
The Board has complete discretion to determine whether the Company will engage in any share repurchase, and if so, the terms of such repurchase. At the discretion of the Board, the Company may use cash on hand, cash available from borrowings, and cash from the sale of its investments as of the end of the applicable period to repurchase shares. The Company has commenced a share repurchase program pursuant to which the Company intends to conduct quarterly repurchase offers to allow its shareholders to tender their shares at a price equal to the net offering price per share for the applicable class of shares on each date of repurchase. All shares purchased by the Company pursuant to the terms of each offer to repurchase will be retired and thereafter will be authorized and unissued shares. The Company intends to limit the number of shares to be repurchased in each quarter to no more than 5.00% of its’ outstanding shares of common stock. Any periodic repurchase offers are subject in part to the Company’s available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. While the Company intends to continue to conduct quarterly tender offers as described above, the Company is not required to do so and may suspend or terminate the share repurchase program at any time.

Offer Date	Class	Tender Offer Expiration	Tender Offer	Purchase Price per Share	Shares Repurchased
February 28, 2023	S	March 31, 2023	$21,643	$9.21	2,349,994
February 28, 2023	D	March 31, 2023	$3,453	$9.22	374,566
February 28, 2023	I	March 31, 2023	$68,024	$9.24	7,361,842
February 27, 2024	S	March 31, 2024	$33,826	$9.50	3,560,660
February 27, 2024	D	March 31, 2024	$26,354	$9.51	2,771,164
February 27, 2024	I	March 31, 2024	$81,994	$9.53	8,603,765

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Note 9. Earnings Per Share
The following tables set forth the computation of basic and diluted earnings per common share for the following periods:

	For the Three Months Ended March 31,
	2024			2023
($ in thousands, except per share amounts)	Class S common stock	Class D common stock	Class I common stock	Class S common stock	Class D common stock	Class I common stock
Increase (decrease) in net assets resulting from operations	$89,650	$11,407	$171,312	$75,696	$18,753	$130,584
Weighted average shares of common stock outstanding—basic and diluted	356,127,221	42,899,375	630,203,053	209,496,627	51,902,057	361,401,758
Earnings (loss) per common share—basic and diluted	$0.25	$0.27	$0.27	$0.36	$0.36	$0.36

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Note 10. Income Taxes
The Company has elected to be treated as a RIC under Subchapter M of the Code, and intends to operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC thereafter, the Company must, among other things, distribute to its shareholders in each taxable year generally at least 90% of the Company’s investment company taxable income, as defined by the Code, and net tax-exempt income for that taxable year. To maintain tax treatment as a RIC, the Company, among other things, intends to make the requisite distributions to its shareholders, which generally relieves the Company from corporate-level U.S. federal income taxes.
Depending on the level of taxable income earned in a tax year, the Company can be expected to carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the Company will accrue excise tax on estimated excess taxable income.
For the three months ended March 31, 2024, the Company recorded an expense for U.S. federal excise tax of $0.8 million. For the three months ended March 31, 2023, the Company recorded an expense for U.S. federal excise tax of $0.1 million.
Taxable Subsidiaries
Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes. For the three months ended March 31, 2024 the Company recorded a net tax benefit of approximately $9 thousand for taxable subsidiaries.
The Company recorded net deferred tax asset of $7 thousand as of March 31, 2024 for taxable subsidiaries, which is primarily related to GAAP to tax outside basis differences in the taxable subsidiaries’ investment in certain partnership interests.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Note 11. Financial Highlights
The following are the financial highlights for a common share outstanding during the following periods:

	For the Three Months Ended March 31,
	2024			2023
($ in thousands, except share and per share amounts)	Class S common stock	Class D common stock	Class I common stock	Class S common stock	Class D common stock	Class I common stock
Per share data:
Net asset value, at beginning of period	$9.48	$9.49	$9.50	$9.06	$9.07	$9.08
Results of operations:
Net investment income (loss)(1)	0.25	0.27	0.27	0.25	0.27	0.27
Net realized and unrealized gain (loss)(2)	(0.01)	(0.01)	—	0.12	0.10	0.11
Net increase (decrease) in net assets resulting from operations	$0.24	$0.26	$0.27	$0.37	$0.37	$0.38
Shareholder distributions:
Distributions from net investment income(3)	(0.22)	(0.24)	(0.24)	(0.22)	(0.22)	(0.22)
Net decrease in net assets from shareholders’ distributions	$(0.22)	$(0.24)	$(0.24)	$(0.22)	$(0.22)	$(0.22)
Total increase (decrease) in net assets	0.02	0.02	0.03	0.15	0.15	0.16
Net asset value, at end of period	$9.50	$9.51	$9.53	$9.21	$9.22	$9.24

Total return(4)	2.5%	2.6%	2.8%	1.9%	2.0%	2.2%

Ratios
Ratio of net expenses to average net assets(5)(6)	11.2%	11.0%	10.3%	10.7%	9.9%	9.9%
Ratio of net investment income to average net assets(6)	11.0%	12.1%	11.9%	11.5%	12.0%	12.5%
Portfolio turnover rate	3.7%	3.7%	3.7%	0.2%	0.2%	0.2%

Supplemental Data
Weighted-average shares outstanding	356,127,221	42,899,375	630,203,053	209,496,627	51,902,057	361,401,758
Shares outstanding, end of period	371,785,601	41,170,574	656,148,634	213,854,074	54,057,157	368,625,675
Net assets, end of period	$3,533,219	$391,735	$6,252,810	$1,969,776	$498,358	$3,404,263
__________________
(1)The per share data was derived using the weighted average shares outstanding during the period.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
(2)The amount shown at this caption is the balancing amount derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.
(3)The per share data was derived using actual shares outstanding at the date of the relevant transaction.
(4)Total return is not annualized. An investment in the Company is subject to maximum upfront sales load of 3.5% and 1.5% for Class S and Class D common stock, respectively, of the offering price, which will reduce the amount of capital available for investment. Class I common stock is not subject to upfront sales load. Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses. Total return is calculated as the change in net asset value (“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by the beginning NAV per share (which for the purposes of this calculation is equal to the net offering price in effect at that time).
(5)Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables. For the three months ended March 31, 2024, the total operating expenses to average net assets were 1.2%, 0.6% and 0.3%, for Class S, Class D, and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any. For the three months ended March 31, 2023, the total operating expenses to average net assets were 1.2%, 0.6% and 0.3%, for Class S, Class D, and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any. Past performance is not a guarantee of future results.
(6)The ratio reflects an annualized amount, except in the case of non-recurring expenses (e.g., initial organization expenses) and offering expenses.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Note 12. Subsequent Events
In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the date of issuance. There are no subsequent events to disclose except for the following:
Revolving Credit Facility Amendment
On April 19, 2024, the Company entered into the Second Amendment to the Revolving Credit Facility (the “Second Amendment”), which amends the Revolving Credit Facility. The parties to the Second Amendment include the Company, as Borrower, the subsidiary guarantors party thereto solely with respect to Section 4.9 therein, the lenders party thereto and Sumitomo Mitsui Banking Corporation as Administrative Agent. The Second Amendment extended the commitments of a Non-Extending Lender (as defined in the Revolving Credit Facility) so that such Non-Extending Lender became an Extending Lender (as defined in the Revolving Credit Facility).
DRIP Amendment
On May 6, 2024 the Board adopted an amended and restated distribution reinvestment plan which provides for the reinvestment of any cash distributions on behalf of shareholders who have elected to enroll in the distribution reinvestment plan. As a result, if the Board authorizes and declares a cash distribution, then the shareholders who have enrolled in the distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution. The change will have no effect on existing distribution elections under the distribution reinvestment plan.
Commencement of Exchange Offer
On April 18, 2024, the Company commenced an offer to exchange the June 2028 Notes, the January 2029 Notes and the March 2031 Notes for newly issued registered notes with substantially similar terms.
Equity Raise
As of May 9, 2024, the Company issued 393,943,501 shares of Class S common stock, 80,429,545 shares of Class D common stock, and 685,850,176 shares of Class I common stock and have raised total gross proceeds of $3.69 billion, $0.75 billion, and $6.38 billion, respectively, including seed capital of $1,000 contributed by our Adviser in September 2020 and approximately $25.0 million in gross proceeds raised from Feeder FIC Equity. In addition, we received $586.3 million in gross subscription payments which we accepted on May 1, 2024 and which is pending our determination of the net asset value per share applicable to such purchase.
Dividend
On May 7, 2024, the Company’s Board declared a distribution of (i) $0.07010 per share, payable on or before June 26, 2024 to shareholders of record as of May 31, 2024, (ii) $0.07010 per share, payable on or before July 26, 2024 to shareholders of record as of June 28, 2024, (iii) $0.07010 per share, payable on or before August 23, 2024 to shareholders of record as of July 31, 2024, and (iv) a special distribution of $0.03270 per share, payable on or before July 26, 2024 to shareholders of record as of June 28, 2024.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
Blue Owl Credit Income Corp.:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statements of assets and liabilities of Blue Owl Credit Income Corp. and subsidiaries (the Company), including the consolidated schedules of investments, as of December 31, 2023 and 2022, the related consolidated statements of operations, changes in net assets, and cash flows for each of the years in the three‑year period ended December 31, 2023, and the related notes (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations, changes in its net assets, and its cash flows for each of the years in the three‑year period ended December 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Such procedures also included confirmation of securities owned as of December 31, 2023 and 2022, by correspondence with custodians, portfolio companies, agents, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matter
The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of a critical audit matter does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.
Assessment of Fair Value of Investments
As discussed in Notes 2 and 5 to the consolidated financial statements, the Company determines fair value for investments that are not publicly traded or for which there is no readily determinable market value by using unobservable inputs and assumptions. As of December 31, 2023, the fair value of such investments (“Level 3 investments”) was $13.8 billion.

We identified the assessment of the fair value measurement of substantially all of the Level 3 investments as a critical audit matter. These fair value measurements involved a high degree of measurement uncertainty and subjectivity, which required specialized skills and knowledge to evaluate. Specifically, the assessment of these fair value measurements encompassed the evaluation of assumptions related to current and expected market yields for similar investments and risk profiles used in yield analyses for debt and other interest-bearing investments and comparable financial performance multiples used in determining enterprise values.
The following are the primary procedures we performed to address this critical audit matter. We evaluated the design of certain internal controls related to the fair value measurement process, including controls related to the development of the market yields and financial performance multiples assumptions used in the Company’s fair value measurements.
We evaluated the Company’s ability to estimate fair value by comparing a selection of prior period fair values to the prices of transactions occurring subsequent to the prior period fair value measurement date. We involved valuation professionals with specialized skills and knowledge who assisted in evaluating the reasonableness of the fair value measurement for a selection of Level 3 investments through developing an independent estimate of the fair value using independent market yields and financial performance multiples that were developed using relevant market and portfolio company financial information and comparing the results of our independent estimate of fair value to the Company’s fair value measurement.
/s/ KPMG LLP
We have served as the Company’s auditor since 2020.
New York, New York
March 6, 2024

Blue Owl Credit Income Corp.
Consolidated Statements of Assets and Liabilities
(Amounts in thousands, except share and per share amounts)

	December 31, 2023	December 31, 2022
Assets
Investments at fair value
Non-controlled, non-affiliated investments (amortized cost of $15,937,544 and $10,585,542, respectively)	$16,010,137	$10,469,767
Non-controlled, affiliated investments (amortized cost of $72,371 and $6,224, respectively)	78,406	6,175
Controlled, affiliated investments (amortized cost of $561,528 and $233,026, respectively)	573,550	231,642
Total investments at fair value (amortized cost of $16,571,443 and $10,824,792, respectively)	16,662,093	10,707,584
Cash (restricted cash of $40,872 and $23,000, respectively)	415,384	225,247
Interest receivable	138,350	80,402
Receivable from controlled affiliates	8,024	20,202
Receivable for investments sold	28,508	—
Prepaid expenses and other assets	4,123	2,927
Total Assets	$17,256,482	$11,036,362
Liabilities
Debt (net of unamortized debt issuance costs of $101,242 and $63,306, respectively)	$7,827,973	$5,477,411
Distribution payable	93,930	37,036
Payable for investments purchased	167,078	41,706
Payables to affiliates	54,544	32,590
Tender offer payable	113,988	110,836
Accrued expenses and other liabilities	106,423	87,030
Total Liabilities	8,363,936	5,786,609
Commitments and contingencies (Note 7)
Net Assets
Class S Common shares $0.01 par value, 1,000,000,000 shares authorized; 325,845,587 and 196,951,435 shares issued and outstanding, respectively	3,259	1,970
Class D Common shares $0.01 par value, 1,000,000,000 shares authorized; 75,427,194 and 48,895,298 shares issued and outstanding, respectively	754	489
Class I Common shares $0.01 par value, 1,000,000,000 shares authorized; 535,625,823 and 332,811,718 shares issued and outstanding, respectively	5,356	3,328
Additional paid-in-capital	8,649,139	5,322,239
Accumulated undistributed (overdistributed) earnings	234,038	(78,273)
Total Net Assets	8,892,546	5,249,753
Total Liabilities and Net Assets	$17,256,482	$11,036,362
Net Asset Value Per Class S Share	$9.48	$9.06
Net Asset Value Per Class D Share	$9.49	$9.07
Net Asset Value Per Class I Share	$9.50	$9.08
The accompanying notes are an integral part of these consolidated financial statements

Blue Owl Credit Income Corp.
Consolidated Statements of Operations
(Amounts in thousands, except share and per share amounts)

	For the Years Ended December 31,
	2023	2022(1)	2021(2)
Investment Income
Investment income from non-controlled, non-affiliated investments:
Interest income	$1,347,813	$579,296	$55,530
Payment-in-kind (“PIK”) interest income	70,669	34,789	5,212
Dividend income	9,289	755	242
Payment-in-kind (“PIK”) dividend income	68,105	36,435	1,140
Other income	14,414	15,538	2,719
Total investment income from non-controlled, non-affiliated investments	1,510,290	666,813	64,843
Investment income from non-controlled, affiliated investments:
Dividend income	774	—	—
Total investment income from non-controlled, affiliated investments	774	—	—
Investment income from controlled, affiliated investments:
Interest income	977	—	—
Payment-in-kind (“PIK”) interest income	1,539	—	—
Dividend income	36,359	3,372	—
Total investment income from controlled, affiliated investments	38,875	3,372	—
Total Investment Income	1,549,939	670,185	64,843
Operating Expenses
Initial organization	—	—	273
Offering costs	3,295	3,661	2,972
Interest expense	472,833	200,318	14,257
Management fees	81,839	42,610	3,632
Performance based incentive fees	125,961	48,926	5,257
Professional fees	14,239	9,297	1,955
Directors’ fees	1,305	1,099	1,059
Shareholder servicing fees	21,574	12,445	1,292
Other general and administrative	7,486	4,874	2,780
Total Operating Expenses	728,532	323,230	33,477
Management fees waived (Note 3)	—	—	(52)
Expense support (Note 3)	—	(6,775)	(2,578)
Recoupment of expense support (Note 3)	—	6,775	2,578
Net Operating Expenses	728,532	323,230	33,425
Net Investment Income (Loss) Before Taxes	821,407	346,955	31,418
Income tax expense (benefit), including excise tax expense (benefit)	2,283	104	11
Net Investment Income (Loss) After Taxes	$819,124	$346,851	$31,407
Net Realized and Change in Unrealized Gain (Loss)
Net change in unrealized gain (loss):
Non-controlled, non-affiliated investments	$175,829	$(113,557)	$3,566
Non-controlled, affiliated investments	6,084	(49)	—
Controlled, affiliated investments	13,404	(1,384)	—
Translation of assets and liabilities in foreign currencies	892	(1,195)	(2)
Income tax (provision) benefit	(7)	—	—
Total Net Change in Unrealized Gain (Loss)	196,202	(116,185)	3,564
Net realized gain (loss):
Non-controlled, non-affiliated investments	(8,940)	(12,748)	923
Foreign currency transactions	(519)	371	(4)
Total Net Realized Gain (Loss)	(9,459)	(12,377)	919
Total Net Realized and Change in Unrealized Gain (Loss)	186,743	(128,562)	4,483

Total Net Increase (Decrease) in Net Assets Resulting from Operations	$1,005,867	$218,289	$35,890
Net Increase (Decrease) in Net Assets Resulting from Operations - Class S Common Stock	$328,005	$67,729	$9,605
Net Increase (Decrease) in Net Assets Resulting from Operations - Class D Common Stock	$82,555	$18,672	$4,412
Net Increase (Decrease) in Net Assets Resulting from Operations - Class I Common Stock	$595,307	$131,888	$21,873
Earnings Per Share - Basic and Diluted of Class S Common Stock	$1.29	$0.45	$0.66
Weighted Average Shares of Class S Common Stock Outstanding - Basic and Diluted	254,397,127	149,191,401	14,469,872
Earnings Per Share - Basic and Diluted of Class D Common Stock	$1.35	$0.49	$0.72
Weighted Average Shares of Class D Common Stock Outstanding - Basic and Diluted	61,369,530	38,303,974	6,090,894
Earnings Per Share - Basic and Diluted of Class I Common Stock	$1.37	$0.55	$0.73
Weighted Average Shares of Class I Common Stock Outstanding - Basic and Diluted	435,000,023	239,914,771	30,150,794
__________________
(1)For the period ended December 31, 2022 dividend and PIK dividend income were reported in aggregate as dividend income.
(2)For the period ended December 31, 2021 dividend and other income were reported in aggregate as other income.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Non-controlled/non-affiliated portfolio company investments
Debt Investments(5)
Advertising and media
Global Music Rights, LLC(7)	First lien senior secured loan	SR +	5.50%	08/2028	82,688	$81,483	$82,688	0.9%
Global Music Rights, LLC(7)(15)(16)	First lien senior secured revolving loan	SR +	5.50%	08/2027	—	(91)	—	0.0%
Circana Group, L.P. (fka The NPD Group, L.P.)(6)	First lien senior secured loan	SR +	6.25% (2.75% PIK)	12/2028	228,310	224,505	226,027	2.5%
Circana Group, L.P. (fka The NPD Group, L.P.)(6)(15)	First lien senior secured revolving loan	SR +	5.75%	12/2027	2,568	2,359	2,425	0.0%
						308,256	311,140	3.4%
Aerospace and defense
Bleriot US Bidco, Inc.(7)(20)	First lien senior secured loan	SR +	4.00%	10/2028	11,861	$11,802	$11,898	0.1%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(6)(20)	First lien senior secured loan	SR +	4.00%	04/2026	9,055	8,963	9,073	0.1%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(6)(20)	First lien senior secured loan	SR +	4.00%	08/2028	3,881	3,842	3,888	0.0%
ManTech International Corporation(7)	First lien senior secured loan	SR +	5.75%	09/2029	14,039	13,797	13,933	0.2%
ManTech International Corporation(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	09/2024	1,190	1,152	1,181	0.0%
ManTech International Corporation(7)(15)(16)	First lien senior secured revolving loan	SR +	5.75%	09/2028	—	(28)	(14)	0.0%
Peraton Corp.(6)(20)	First lien senior secured loan	SR +	3.75%	02/2028	22,530	22,500	22,558	0.3%
Peraton Corp.(7)(20)	Second lien senior secured loan	SR +	7.75%	02/2029	4,831	4,779	4,794	0.1%
Transdigm Inc.(7)(20)	First lien senior secured loan	SR +	3.25%	02/2031	10,000	9,975	10,038	0.1%
						76,782	77,349	0.9%
Automotive
Holley Inc.(6)(20)	First lien senior secured loan	SR +	3.75%	11/2028	2,282	$2,271	$2,195	0.0%
Mavis Tire Express Services Topco Corp.(6)(20)	First lien senior secured loan	SR +	4.00%	05/2028	9,750	9,717	9,755	0.1%
OAC Holdings I Corp. (dba Omega Holdings)(6)	First lien senior secured loan	SR +	5.00%	03/2029	9,050	8,904	8,891	0.1%
OAC Holdings I Corp. (dba Omega Holdings)(6)(15)(16)	First lien senior secured revolving loan	SR +	5.00%	03/2028	—	(36)	(45)	0.0%
Power Stop, LLC(6)(19)	First lien senior secured loan	SR +	4.75%	01/2029	29,474	29,245	27,484	0.3%
Spotless Brands, LLC(7)	First lien senior secured loan	SR +	6.50%	07/2028	53,895	53,023	53,491	0.6%
Spotless Brands, LLC(6)(15)	First lien senior secured revolving loan	SR +	6.50%	07/2028	316	293	305	0.0%
						103,417	102,076	1.1%
Asset based lending and fund finance
Hg Genesis 9 Sumoco Limited(10)(21)	Unsecured facility	E +	7.00% PIK	03/2027	€128,625	$140,872	$142,086	1.6%
Hg Saturn Luchaco Limited(12)(21)	Unsecured facility	SA +	7.50% PIK	03/2026	£1,765	2,377	2,250	0.0%
						143,249	144,336	1.6%
Buildings and real estate
Associations, Inc.(7)	First lien senior secured loan	SR +	6.50% (2.50% PIK)	07/2027	130,352	$129,307	$129,700	1.5%
Associations, Inc.(7)(15)	First lien senior secured revolving loan	SR +	6.50%	07/2027	1,706	1,678	1,682	0.0%
Associations, Inc.(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.50% (2.50% PIK)	06/2024	61,030	60,609	60,722	0.7%
CoreLogic Inc.(6)(20)	First lien senior secured loan	SR +	3.50%	06/2028	36,669	36,109	35,591	0.4%
Cushman & Wakefield U.S. Borrower, LLC(6)	First lien senior secured loan	SR +	2.75%	08/2025	1,233	1,218	1,230	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Dodge Construction Network, LLC(7)(20)	First lien senior secured loan	SR +	4.75%	02/2029	16,942	16,742	13,045	0.1%
RealPage, Inc.(6)(20)	First lien senior secured loan	SR +	3.00%	04/2028	14,059	14,046	13,931	0.2%
RealPage, Inc.(6)(20)	Second lien senior secured loan	SR +	6.50%	04/2029	27,500	27,188	27,430	0.3%
Wrench Group LLC(7)	First lien senior secured loan	SR +	4.50%	04/2026	16,915	16,655	16,915	0.2%
Wrench Group LLC(7)(20)	First lien senior secured loan	SR +	4.00%	04/2026	10,436	10,339	10,445	0.1%
						313,891	310,691	3.5%
Business services
Access CIG, LLC(7)(20)	First lien senior secured loan	SR +	5.00%	08/2028	79,800	$77,919	$79,848	0.9%
Access CIG, LLC(7)	Second lien senior secured loan	SR +	7.75%	02/2026	2,385	2,381	2,385	0.0%
Boxer Parent Company Inc. (f/k/a BMC)(6)(20)	First lien senior secured loan	SR +	4.25%	12/2028	50,000	49,500	50,290	0.6%
BrightView Landscapes, LLC(7)(20)	First lien senior secured loan	SR +	3.00%	04/2029	5,781	5,606	5,779	0.1%
Capstone Acquisition Holdings, Inc.(6)	First lien senior secured loan	SR +	4.75%	11/2027	9,898	9,835	9,874	0.1%
ConnectWise, LLC(7)(20)	First lien senior secured loan	SR +	3.50%	09/2028	29,700	29,753	29,599	0.3%
CoolSys, Inc.(7)(20)	First lien senior secured loan	SR +	4.75%	08/2028	14,650	13,665	13,631	0.2%
CoreTrust Purchasing Group LLC(6)	First lien senior secured loan	SR +	6.75%	10/2029	96,419	94,737	95,455	1.1%
CoreTrust Purchasing Group LLC(6)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.75%	09/2024	—	(58)	—	0.0%
CoreTrust Purchasing Group LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	6.75%	10/2029	—	(211)	(142)	0.0%
Denali BuyerCo, LLC (dba Summit Companies)(7)	First lien senior secured loan	SR +	5.50%	09/2028	197,744	195,299	197,249	2.3%
Denali BuyerCo, LLC (dba Summit Companies)(7)(15)(16)	First lien senior secured revolving loan	SR +	5.50%	09/2027	—	(80)	(25)	0.0%
Diamondback Acquisition, Inc. (dba Sphera)(6)	First lien senior secured loan	SR +	5.50%	09/2028	46,868	46,182	46,165	0.5%
Entertainment Benefits Group, LLC(6)	First lien senior secured loan	SR +	5.25%	09/2025	74,269	73,884	74,269	0.8%
Entertainment Benefits Group, LLC(6)(15)	First lien senior secured revolving loan	SR +	5.25%	09/2025	4,640	4,563	4,640	0.1%
Fullsteam Operations, LLC(7)	First lien senior secured loan	SR +	8.25%	11/2029	8,938	8,672	8,669	0.1%
Fullsteam Operations, LLC(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	8.25%	05/2025	851	797	796	0.0%
Fullsteam Operations, LLC(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	8.25%	11/2025	—	(18)	(19)	0.0%
Fullsteam Operations, LLC(7)(15)(16)	First lien senior secured revolving loan	SR +	8.25%	11/2029	—	(15)	(15)	0.0%
Hercules Borrower, LLC (dba The Vincit Group)(7)	First lien senior secured loan	SR +	6.25%	12/2026	800	793	798	0.0%
Hercules Borrower, LLC (dba The Vincit Group)(7)	First lien senior secured loan	SR +	5.50%	12/2026	2,171	2,157	2,154	0.0%
Hercules Borrower, LLC (dba The Vincit Group)(7)	First lien senior secured delayed draw term loan	SR +	5.50%	12/2026	12,967	12,883	12,870	0.1%
Hercules Borrower, LLC (dba The Vincit Group)(7)(15)(16)	First lien senior secured revolving loan	SR +	6.25%	12/2026	—	(1)	—	0.0%
Hercules Buyer, LLC (dba The Vincit Group)(14)(26)	Unsecured notes		0.48% PIK	12/2029	24	24	27	0.0%
Kaseya Inc.(7)	First lien senior secured loan	SR +	6.25% (2.50% PIK)	06/2029	72,330	71,136	72,150	0.8%
Kaseya Inc.(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.25% (2.50% PIK)	06/2024	267	231	266	0.0%
Kaseya Inc.(6)(15)	First lien senior secured revolving loan	SR +	5.50%	06/2029	1,097	1,030	1,087	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
KPSKY Acquisition, Inc. (dba BluSky)(7)	First lien senior secured loan	SR +	5.25%	10/2028	102,224	100,721	101,202	1.1%
KPSKY Acquisition, Inc. (dba BluSky)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	11/2025	73	13	73	0.0%
Packers Holdings, LLC(6)(20)	First lien senior secured loan	SR +	3.25%	03/2028	16,575	16,480	10,368	0.1%
Ping Identity Holding Corp.(6)	First lien senior secured loan	SR +	7.00%	10/2029	21,818	21,531	21,709	0.2%
Ping Identity Holding Corp.(6)(15)(16)	First lien senior secured revolving loan	SR +	7.00%	10/2028	—	(26)	(11)	0.0%
						839,383	841,141	9.4%
Chemicals
Aruba Investments Holdings LLC (dba Angus Chemical Company)(6)(20)	First lien senior secured loan	SR +	4.00%	11/2027	13,761	$13,566	$13,547	0.2%
Aruba Investments Holdings LLC (dba Angus Chemical Company)(6)	Second lien senior secured loan	SR +	7.75%	11/2028	40,137	40,127	37,528	0.4%
Cyanco Intermediate 2 Corp.(6)(20)	First lien senior secured loan	SR +	4.75%	07/2028	21,945	21,325	21,982	0.2%
Derby Buyer LLC(6)	First lien senior secured loan	SR +	4.25%	11/2030	65,000	63,053	65,000	0.7%
Gaylord Chemical Company, L.L.C.(7)	First lien senior secured loan	SR +	6.00%	03/2027	101,473	100,804	100,965	1.1%
Gaylord Chemical Company, L.L.C.(7)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	03/2026	—	(20)	(20)	0.0%
Nouryon Finance B.V.(6)(20)(21)	First lien senior secured loan	SR +	4.00%	04/2028	2,985	2,979	2,992	0.0%
Nouryon Finance B.V.(7)(20)(21)	First lien senior secured loan	SR +	4.00%	10/2025	15,931	15,740	15,975	0.2%
Velocity HoldCo III Inc. (dba VelocityEHS)(7)	First lien senior secured loan	SR +	5.75%	04/2027	2,300	2,268	2,300	0.0%
Velocity HoldCo III Inc. (dba VelocityEHS)(7)(15)	First lien senior secured revolving loan	SR +	5.75%	04/2026	18	16	18	0.0%
						259,858	260,287	2.8%
Consumer products
ConAir Holdings LLC(6)	Second lien senior secured loan	SR +	7.50%	05/2029	32,500	$32,103	$31,444	0.4%
Foundation Consumer Brands, LLC(7)	First lien senior secured loan	SR +	6.25%	02/2027	103,408	101,900	103,408	1.1%
Lignetics Investment Corp.(7)	First lien senior secured loan	SR +	6.00%	11/2027	84,428	83,698	83,795	0.9%
Lignetics Investment Corp.(7)(15)	First lien senior secured revolving loan	SR +	6.00%	10/2026	9,559	9,478	9,473	0.1%
Olaplex, Inc.(6)(20)(21)	First lien senior secured loan	SR +	3.50%	02/2029	49,184	48,512	45,372	0.5%
SWK BUYER, Inc. (dba Stonewall Kitchen)(7)	First lien senior secured loan	SR +	5.25%	03/2029	59,074	58,151	56,859	0.6%
SWK BUYER, Inc. (dba Stonewall Kitchen)(7)(15)(16)	First lien senior secured revolving loan	SR +	5.25%	03/2029	—	(83)	(209)	0.0%
						333,759	330,142	3.6%
Containers and packaging
Arctic Holdco, LLC(7)	First lien senior secured loan	SR +	6.00%	12/2026	13,529	$13,264	$13,258	0.1%
Arctic Holdco, LLC(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	12/2024	—	(189)	(194)	0.0%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(7)	First lien senior secured loan	SR +	6.40%	10/2028	49,202	48,836	49,079	0.6%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(6)(15)	First lien senior secured revolving loan	SR +	6.25%	09/2027	1,702	1,670	1,689	0.0%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(7)	First lien senior secured loan	SR +	6.40%	10/2028	30,387	29,873	30,311	0.3%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(7)	First lien senior secured loan	SR +	6.75%	09/2028	8,910	8,754	8,910	0.1%
Berlin Packaging L.L.C.(6)(20)	First lien senior secured loan	SR +	3.75%	03/2028	31,742	31,275	31,745	0.4%
BW Holding, Inc.(7)	First lien senior secured loan	SR +	4.00%	12/2028	21,728	20,926	20,207	0.2%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Charter NEX US, Inc.(6)(20)	First lien senior secured loan	SR +	3.75%	12/2027	49,580	49,167	49,749	0.6%
Five Star Lower Holding LLC(7)(20)	First lien senior secured loan	SR +	4.25%	05/2029	21,602	21,358	21,191	0.2%
Fortis Solutions Group, LLC(7)	First lien senior secured loan	SR +	5.50%	10/2028	66,960	65,950	65,453	0.7%
Fortis Solutions Group, LLC(7)(15)	First lien senior secured revolving loan	SR +	5.50%	10/2027	337	252	186	0.0%
Indigo Buyer, Inc. (dba Inovar Packaging Group)(7)	First lien senior secured loan	SR +	6.25%	05/2028	112,745	111,847	112,462	1.3%
Indigo Buyer, Inc. (dba Inovar Packaging Group)(7)(15)	First lien senior secured revolving loan	SR +	6.25%	05/2028	5,080	4,987	5,048	0.1%
OneDigital Borrower LLC(7)(20)	First lien senior secured loan	SR +	4.25%	11/2027	7,481	7,427	7,467	0.1%
Pregis Topco LLC(6)(19)(20)	First lien senior secured loan	SR +	3.75%	07/2026	6,915	6,775	6,925	0.1%
Pregis Topco LLC(6)	Second lien senior secured loan	SR +	6.75%	08/2029	30,000	30,000	30,000	0.3%
Pregis Topco LLC(6)	Second lien senior secured loan	SR +	7.75%	08/2029	2,500	2,500	2,500	0.0%
ProAmpac PG Borrower LLC(7)(20)	First lien senior secured loan	SR +	4.50%	11/2028	35,000	34,790	35,011	0.4%
Ring Container Technologies Group, LLC(6)(20)	First lien senior secured loan	SR +	3.50%	08/2028	16,086	16,046	16,110	0.2%
Tricorbraun Holdings, Inc.(6)(20)	First lien senior secured loan	SR +	3.25%	03/2028	32,524	31,835	32,290	0.4%
						537,343	539,397	6.1%
Distribution
ABB/Con-cise Optical Group LLC(7)	First lien senior secured loan	SR +	7.50%	02/2028	33,306	$32,929	$32,057	0.4%
Aramsco, Inc.(7)(20)	First lien senior secured loan	SR +	4.75%	10/2030	44,703	43,814	44,609	0.5%
Aramsco, Inc.(7)(15)(16)(17)(20)	First lien senior secured delayed draw term loan	SR +	4.75%	10/2025	—	—	(16)	0.0%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(6)(20)	First lien senior secured loan	SR +	4.75%	12/2028	54,717	54,219	54,816	0.6%
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC)(7)	First lien senior secured loan	SR +	6.00%	10/2029	164,103	162,498	162,380	1.8%
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	10/2025	4,431	4,300	4,378	0.0%
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC)(7)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	10/2029	—	(135)	(146)	0.0%
Dealer Tire, LLC(6)(20)	First lien senior secured loan	SR +	4.50%	12/2027	4,998	5,003	5,007	0.1%
Dealer Tire, LLC(14)(19)(20)	Unsecured notes		8.00%	02/2028	56,120	55,121	55,643	0.6%
Endries Acquisition, Inc.(7)	First lien senior secured loan	SR +	5.25%	12/2028	84,122	83,495	83,491	0.9%
Endries Acquisition, Inc.(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.25%	06/2024	—	(156)	(157)	0.0%
Endries Acquisition, Inc.(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.25%	12/2025	—	(60)	(60)	0.0%
Formerra, LLC(7)	First lien senior secured loan	SR +	7.25%	11/2028	5,211	5,065	5,132	0.1%
Formerra, LLC(7)	First lien senior secured delayed draw term loan	SR +	7.25%	11/2028	210	204	206	0.0%
Formerra, LLC(7)(15)(16)	First lien senior secured revolving loan	SR +	7.25%	11/2028	—	(14)	(8)	0.0%
SRS Distribution, Inc.(6)(20)	First lien senior secured loan	SR +	3.50%	06/2028	23,895	23,694	23,896	0.3%
White Cap Supply Holdings, LLC(6)(20)	First lien senior secured loan	SR +	3.75%	10/2027	26,428	26,033	26,473	0.3%
						496,010	497,701	5.6%
Education

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Community Brands ParentCo, LLC(6)	First lien senior secured loan	SR +	5.50%	02/2028	31,317	$30,855	$31,004	0.3%
Community Brands ParentCo, LLC(6)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.50%	02/2024	—	(26)	—	0.0%
Community Brands ParentCo, LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	5.50%	02/2028	—	(26)	(19)	0.0%
Learning Care Group (US) No. 2 Inc.(7)(20)	First lien senior secured loan	SR +	4.75%	08/2028	22,444	22,107	22,545	0.3%
Severin Acquisition, LLC (dba Powerschool)(7)(20)	First lien senior secured loan	SR +	3.25%	08/2025	14,742	14,672	14,788	0.2%
Sophia, L.P.(6)(20)	First lien senior secured loan	SR +	4.25%	10/2027	14,961	14,851	14,926	0.2%
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(7)(20)	First lien senior secured loan	SR +	4.50%	10/2030	15,337	15,172	15,373	0.2%
Pluralsight, LLC(7)	First lien senior secured loan	SR +	8.00%	04/2027	6,255	6,214	6,051	0.1%
Pluralsight, LLC(7)(15)	First lien senior secured revolving loan	SR +	8.00%	04/2027	305	303	292	0.0%
Renaissance Learning, Inc.(6)(20)	First lien senior secured loan	SR +	4.75%	04/2030	23,940	23,425	23,997	0.3%
						127,547	128,957	1.6%
Energy equipment and services
Pike Corp.(6)(20)	First lien senior secured loan	SR +	3.00%	01/2028	5,991	$5,978	$6,004	0.1%
						5,978	6,004	0.1%
Financial services
Acuris Finance US, Inc. (ION Analytics) (7)(20)	First lien senior secured loan	SR +	4.00%	02/2028	10,500	$10,441	$10,477	0.1%
Boost Newco Borrower, LLC (dba WorldPay)(7)(20)(21)	First lien senior secured loan	SR +	3.00%	09/2030	25,000	24,875	25,095	0.3%
BTRS Holdings Inc. (dba Billtrust)(7)	First lien senior secured loan	SR +	8.00%	12/2028	10,850	10,565	10,688	0.1%
BTRS Holdings Inc. (dba Billtrust)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	8.00%	12/2024	449	449	436	0.0%
BTRS Holdings Inc. (dba Billtrust)(7)(15)	First lien senior secured revolving loan	SR +	7.25%	12/2028	289	261	272	0.0%
Citco Funding LLC(7)(20)(21)	First lien senior secured loan	SR +	3.25%	04/2028	14,963	14,888	15,000	0.2%
Computer Services, Inc. (dba CSI)(7)	First lien senior secured loan	SR +	6.75%	11/2029	30,271	29,734	30,271	0.3%
Computer Services, Inc. (dba CSI)(7)	First lien senior secured loan	SR +	6.00%	11/2029	5,095	5,045	5,044	0.1%
Deerfield Dakota Holdings(7)(20)	First lien senior secured loan	SR +	3.75%	04/2027	22,972	22,561	22,724	0.3%
Finastra USA, Inc.(8)(21)	First lien senior secured loan	SR +	7.25%	09/2029	164,763	163,150	163,116	1.8%
Finastra USA, Inc.(6)(15)(21)	First lien senior secured revolving loan	SR +	7.25%	09/2029	4,524	4,353	4,353	0.0%
Helios Software Holdings, Inc.(7)(20)(21)	First lien senior secured loan	SR +	4.25%	07/2030	5,611	5,424	5,597	0.1%
KRIV Acquisition Inc. (dba Riveron)(7)	First lien senior secured loan	SR +	6.25%	07/2029	81,295	78,997	79,060	0.9%
KRIV Acquisition Inc. (dba Riveron)(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.25%	07/2025	—	(167)	(152)	0.0%
KRIV Acquisition Inc. (dba Riveron)(7)(15)(16)	First lien senior secured revolving loan	SR +	6.25%	07/2029	—	(302)	(301)	0.0%
NMI Acquisitionco, Inc. (dba Network Merchants)(6)	First lien senior secured loan	SR +	5.75%	09/2025	12,304	12,225	12,242	0.1%
NMI Acquisitionco, Inc. (dba Network Merchants)(6)(15)(16)	First lien senior secured revolving loan	SR +	5.75%	09/2025	—	(4)	(3)	0.0%
Saphilux S.a.r.L (dba IQ EQ)(8)(20)(21)	First lien senior secured loan	SR +	4.75%	07/2028	22,500	22,165	22,514	0.3%
Smarsh Inc.(7)	First lien senior secured loan	SR +	5.75%	02/2029	83,048	82,388	82,840	0.9%
Smarsh Inc.(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	02/2024	10,381	10,219	10,355	0.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Smarsh Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	5.75%	02/2029	—	(6)	(2)	0.0%
USI, Inc.(7)(20)	First lien senior secured loan	SR +	3.25%	09/2030	14,963	14,925	14,967	0.2%
						512,186	514,593	5.8%
Food and beverage
Balrog Acquisition, Inc. (dba Bakemark)(6)(20)	First lien senior secured loan	SR +	4.00%	09/2028	13,720	$13,617	$13,484	0.2%
Balrog Acquisition, Inc. (dba BakeMark)(6)	Second lien senior secured loan	SR +	7.00%	09/2029	6,000	5,960	5,925	0.1%
Blast Bidco Inc.(7)	First lien senior secured loan	SR +	6.00%	10/2030	35,821	34,946	34,925	0.4%
Blast Bidco Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	10/2029	—	(100)	(104)	0.0%
Dessert Holdings(6)	First lien senior secured loan	SR +	4.00%	06/2028	19,599	19,526	17,639	0.2%
Hissho Sushi Merger Sub, LLC(7)	First lien senior secured loan	SR +	5.50%	05/2028	111,981	111,105	111,981	1.3%
Hissho Sushi Merger Sub, LLC(7)(15)(16)	First lien senior secured revolving loan	SR +	5.50%	05/2028	—	(64)	—	0.0%
Innovation Ventures HoldCo, LLC (dba 5 Hour Energy)(6)	First lien senior secured loan	SR +	6.25%	03/2027	275,000	271,486	271,564	3.0%
KBP Brands, LLC(7)	First lien senior secured loan	SR +	6.50% (1.00% PIK)	05/2027	14,700	14,571	14,443	0.2%
KBP Brands, LLC(7)	First lien senior secured delayed draw term loan	SR +	6.50% (1.00% PIK)	05/2027	33,687	33,413	33,097	0.4%
Naked Juice LLC (dba Tropicana)(7)(20)	First lien senior secured loan	SR +	3.25%	01/2029	14,158	14,137	13,661	0.2%
Ole Smoky Distillery, LLC(6)	First lien senior secured loan	SR +	5.50%	03/2028	30,477	29,995	30,020	0.4%
Ole Smoky Distillery, LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	5.25%	03/2028	—	(47)	(50)	0.0%
Pegasus BidCo B.V.(7)(20)	First lien senior secured loan	SR +	4.25%	07/2029	10,395	10,307	10,386	0.1%
Rushmore Investment III LLC (dba Winland Foods)(6)	First lien senior secured loan	SR +	6.00%	10/2030	317,200	312,216	312,125	3.5%
Shearer's Foods, LLC(6)(20)	First lien senior secured loan	SR +	3.50%	09/2027	39,163	39,162	39,179	0.4%
Sovos Brands Intermediate, Inc.(7)(20)	First lien senior secured loan	SR +	3.50%	06/2028	10,145	10,138	10,173	0.1%
Ultimate Baked Goods Midco, LLC(6)	First lien senior secured loan	SR +	6.25%	08/2027	16,170	15,901	16,170	0.2%
Ultimate Baked Goods Midco, LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	6.25%	08/2027	—	(30)	—	0.0%
						936,239	934,618	10.7%
Healthcare equipment and services
Bamboo US BidCo LLC(7)	First lien senior secured loan	SR +	6.00%	09/2030	96,615	$93,788	$93,717	1.1%
Bamboo US BidCo LLC(10)	First lien senior secured EUR term loan	E +	6.00%	09/2030	€60,112	61,996	64,411	0.7%
Bamboo US BidCo LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	10/2029	—	(578)	(604)	0.0%
Bamboo US BidCo LLC(6)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	03/2025	1,037	803	795	0.0%
Canadian Hospital Specialties Ltd.(9)(21)	First lien senior secured CAD term loan	C +	4.50%	04/2028	$4,883	3,860	3,611	0.0%
Canadian Hospital Specialties Ltd.(9)(15)(21)	First lien senior secured CAD revolving loan	C +	4.50%	04/2027	$494	393	364	0.0%
Confluent Medical Technologies, Inc.(7)	First lien senior secured loan	SR +	3.75%	02/2029	24,724	24,627	24,600	0.3%
Confluent Medical Technologies, Inc.(7)	Second lien senior secured loan	SR +	6.50%	02/2030	46,000	45,236	45,655	0.5%
Dermatology Intermediate Holdings III, Inc.(7)(20)	First lien senior secured loan	SR +	4.25%	03/2029	15,443	15,176	14,898	0.2%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
CSC MKG Topco LLC (dba Medical Knowledge Group)(6)	First lien senior secured loan	SR +	5.75%	02/2029	99,783	98,182	98,286	1.1%
Medline Borrower, LP(6)(20)	First lien senior secured loan	SR +	3.00%	10/2028	24,563	24,474	24,663	0.3%
Medline Borrower, LP(6)(15)(16)	First lien senior secured revolving loan	SR +	3.00%	10/2026	—	(25)	(20)	0.0%
Natus Medical, Inc.(7)	First lien senior secured loan	SR +	5.50%	07/2029	495	466	460	0.0%
Packaging Coordinators Midco, Inc.(7)(20)	First lien senior secured loan	SR +	3.50%	11/2027	4,713	4,643	4,711	0.1%
Packaging Coordinators Midco, Inc.(6)	Second lien senior secured loan	SR +	7.00%	12/2029	53,918	52,546	53,784	0.6%
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(6)(21)	First lien senior secured loan	SR +	6.75%	01/2028	50,388	49,833	50,262	0.6%
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(7)(15)(21)	First lien senior secured revolving loan	SR +	6.75%	01/2026	19	18	19	0.0%
Resonetics, LLC(7)(20)	First lien senior secured loan	SR +	4.00%	04/2028	15,434	15,342	15,419	0.2%
PERKINELMER U.S. LLC(6)	First lien senior secured loan	SR +	6.75%	03/2029	77,704	76,302	77,704	0.9%
PERKINELMER U.S. LLC(6)	First lien senior secured loan	SR +	5.75%	03/2029	35,208	34,856	34,856	0.4%
Resonetics, LLC(7)	First lien senior secured loan	SR +	6.00%	04/2028	55,357	53,768	55,357	0.6%
Rhea Parent, Inc.(7)	First lien senior secured loan	SR +	5.50%	02/2029	76,601	75,389	76,218	0.9%
Zest Acquisition Corp.(6)(19)	First lien senior secured loan	SR +	5.50%	02/2028	19,734	19,111	19,241	0.2%
						750,206	758,407	8.7%
Healthcare providers and services
Allied Benefit Systems Intermediate LLC(7)	First lien senior secured loan	SR +	5.25%	10/2030	17,753	$17,491	$17,486	0.2%
Allied Benefit Systems Intermediate LLC(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.25%	10/2025	—	(24)	(24)	0.0%
BELMONT BUYER, INC. (dba Valenz)(8)	First lien senior secured loan	SR +	6.50%	06/2029	56,019	54,970	55,459	0.6%
BELMONT BUYER, INC. (dba Valenz)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.50%	12/2024	5,293	5,127	5,240	0.1%
BELMONT BUYER, INC. (dba Valenz)(7)(15)(16)	First lien senior secured revolving loan	SR +	6.50%	06/2029	—	(121)	(66)	0.0%
Covetrus, Inc.(7)(20)	First lien senior secured loan	SR +	5.00%	10/2029	10,411	9,913	10,392	0.1%
Covetrus, Inc.(7)	Second lien senior secured loan	SR +	9.25%	10/2030	160,000	157,033	159,600	1.8%
Diagnostic Services Holdings, Inc. (dba Rayus Radiology)(6)	First lien senior secured loan	SR +	5.50%	03/2025	119,913	119,913	119,613	1.3%
Ex Vivo Parent Inc. (dba OB Hospitalist)(6)	First lien senior secured loan	SR +	9.75% PIK	09/2028	36,208	35,742	35,484	0.4%
Engage Debtco Limited(7)(21)	First lien senior secured loan	SR +	5.75% (2.25% PIK)	07/2029	91,899	89,807	90,597	1.0%
Engage Debtco Limited(7)(21)	First lien senior secured delayed draw term loan	SR +	5.75% (2.25% PIK)	07/2029	19,876	19,483	19,529	0.2%
HAH Group Holding Company LLC (dba Help at Home)(6)	First lien senior secured delayed draw term loan	SR +	5.00%	10/2027	8,941	8,713	8,851	0.1%
KWOL Acquisition Inc.(8)	First lien senior secured loan	SR +	6.25%	12/2029	164,423	161,191	161,169	1.8%
KWOL Acquisition Inc.(8)(15)	First lien senior secured revolving loan	SR +	6.25%	12/2029	6,697	6,260	6,256	0.1%
MED ParentCo, LP(6)(20)	First lien senior secured loan	SR +	4.25%	08/2026	22,540	22,256	22,283	0.3%
MJH Healthcare Holdings, LLC(6)(20)	First lien senior secured loan	SR +	3.50%	01/2029	19,650	19,589	19,528	0.2%
Natural Partners, LLC(7)(21)	First lien senior secured loan	SR +	4.50%	11/2027	67,987	66,992	67,647	0.8%
Natural Partners, LLC(7)(15)(16)(21)	First lien senior secured revolving loan	SR +	4.50%	11/2027	—	(69)	(25)	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Neptune Holdings, Inc. (dba NexTech)(8)	First lien senior secured loan	SR +	6.00%	08/2030	30,882	30,135	30,110	0.3%
Neptune Holdings, Inc. (dba NexTech)(8)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	08/2029	—	(98)	(103)	0.0%
OB Hospitalist Group, Inc.(7)	First lien senior secured loan	SR +	5.50%	09/2027	60,421	59,599	59,666	0.7%
OB Hospitalist Group, Inc.(6)(15)	First lien senior secured revolving loan	SR +	5.50%	09/2027	3,091	2,991	2,991	0.0%
OneOncology LLC(7)	First lien senior secured loan	SR +	6.25%	06/2030	71,167	70,158	70,811	0.8%
OneOncology LLC(7)(15)(16)	First lien senior secured revolving loan	SR +	6.25%	06/2029	—	(194)	(71)	0.0%
OneOncology LLC(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.25%	12/2024	—	(154)	—	0.0%
Pacific BidCo Inc.(8)(21)	First lien senior secured loan	SR +	5.75% (3.20% PIK)	08/2029	163,958	160,526	162,319	1.8%
Pacific BidCo Inc.(8)(15)(16)(17)(21)	First lien senior secured delayed draw term loan	SR +	5.75%	08/2025	—	(179)	—	0.0%
PetVet Care Centers, LLC(6)	First lien senior secured loan	SR +	6.00%	11/2030	242,965	240,567	240,414	2.7%
PetVet Care Centers, LLC(6)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	11/2025	—	(156)	(16)	0.0%
PetVet Care Centers, LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	11/2029	—	(354)	(349)	0.0%
Phoenix Newco, Inc. (dba Parexel)(6)(20)	First lien senior secured loan	SR +	3.25%	11/2028	19,650	19,577	19,754	0.2%
Phoenix Newco, Inc. (dba Parexel)(6)	Second lien senior secured loan	SR +	6.50%	11/2029	140,000	138,834	140,000	1.6%
Physician Partners, LLC(7)(20)	First lien senior secured loan	SR +	4.00%	12/2028	18,312	17,885	17,259	0.2%
Physician Partners, LLC(7)	First lien senior secured loan	SR +	5.50%	12/2028	125,000	118,753	121,250	1.4%
Plasma Buyer LLC (dba Pathgroup)(7)	First lien senior secured loan	SR +	5.75%	05/2029	108,755	106,970	106,580	1.2%
Plasma Buyer LLC (dba Pathgroup)(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	05/2024	—	(219)	(286)	0.0%
Plasma Buyer LLC (dba Pathgroup)(7)(15)	First lien senior secured revolving loan	SR +	5.75%	05/2028	4,079	3,901	3,834	0.0%
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	SR +	4.50%	12/2028	24,875	23,963	24,502	0.3%
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2028	19,650	19,585	18,962	0.2%
Pediatric Associates Holding Company, LLC(6)	First lien senior secured delayed draw term loan	SR +	3.25%	12/2028	3,506	3,495	3,384	0.0%
PPV Intermediate Holdings, LLC(7)	First lien senior secured loan	SR +	5.75%	08/2029	163,397	160,593	161,354	1.8%
PPV Intermediate Holdings, LLC(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	09/2025	—	(48)	(25)	0.0%
PPV Intermediate Holdings, LLC(7)(15)(16)	First lien senior secured revolving loan	SR +	5.75%	08/2029	—	(192)	(148)	0.0%
Surgery Center Holdings, Inc.(7)(20)(21)	First lien senior secured loan	SR +	3.50%	12/2030	2,000	1,980	2,006	0.0%
TC Holdings, LLC (dba TrialCard)(7)	First lien senior secured loan	SR +	5.00%	04/2027	63,761	63,312	63,761	0.7%
TC Holdings, LLC (dba TrialCard)(7)(15)(16)	First lien senior secured revolving loan	SR +	5.00%	04/2027	—	(51)	—	0.0%
Tivity Health, Inc.(7)	First lien senior secured loan	SR +	6.00%	06/2029	150,100	146,966	148,974	1.7%
Unified Women's Healthcare, LP(6)	First lien senior secured loan	SR +	5.25%	06/2029	82,874	82,359	82,874	0.9%
Unified Women's Healthcare, LP(6)	First lien senior secured loan	SR +	5.50%	06/2029	27,600	27,397	27,600	0.3%
Unified Women's Healthcare, LP(6)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.50%	10/2025	—	(151)	—	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Unified Women's Healthcare, LP(6)(15)(16)	First lien senior secured revolving loan	SR +	5.25%	06/2029	—	(47)	—	0.0%
Quva Pharma, Inc. (6)	First lien senior secured loan	SR +	5.50%	04/2028	4,443	4,353	4,410	0.0%
Quva Pharma, Inc. (6)(15)(16)	First lien senior secured revolving loan	SR +	5.50%	04/2026	—	(6)	(3)	0.0%
Vermont Aus Pty Ltd(7)(21)	First lien senior secured loan	SR +	5.50%	03/2028	53,546	52,535	53,011	0.6%
XRL 1 LLC (f/k/a XOMA)(14)	First lien senior secured loan		9.88%	12/2038	58,500	57,262	57,184	0.6%
XRL 1 LLC (f/k/a XOMA)(14)(15)(16)(17)	First lien senior secured delayed draw term loan		9.88%	12/2025	—	(67)	(101)	0.0%
						2,406,046	2,420,927	27.0%
Healthcare technology
Athenahealth Group Inc.(6)(20)	First lien senior secured loan	SR +	3.25%	02/2029	29,337	$28,982	$29,175	0.3%
BCPE Osprey Buyer, Inc. (dba PartsSource)(7)	First lien senior secured loan	SR +	5.75%	08/2028	53,224	52,609	52,559	0.6%
BCPE Osprey Buyer, Inc. (dba PartsSource)(6)	First lien senior secured delayed draw term loan	SR +	5.75%	08/2028	6,440	6,348	6,359	0.1%
BCPE Osprey Buyer, Inc. (dba PartsSource)(6)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	10/2025	—	(254)	(66)	0.0%
BCPE Osprey Buyer, Inc. (dba PartsSource)(6)(15)	First lien senior secured revolving loan	SR +	5.75%	08/2026	1,448	1,409	1,390	0.0%
Bracket Intermediate Holding Corp.(7)(20)	First lien senior secured loan	SR +	5.00%	05/2028	49,750	48,414	49,675	0.6%
Color Intermediate, LLC (dba ClaimsXten)(7)	First lien senior secured loan	SR +	5.50%	10/2029	9,165	9,006	9,073	0.1%
IMO Investor Holdings, Inc.(7)	First lien senior secured loan	SR +	6.00%	05/2029	20,585	20,247	20,482	0.2%
IMO Investor Holdings, Inc.(8)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	05/2024	1,825	1,770	1,816	0.0%
IMO Investor Holdings, Inc.(7)(15)	First lien senior secured revolving loan	SR +	6.00%	05/2028	99	63	87	0.0%
Indikami Bidco, LLC(6)	First lien senior secured loan	SR +	6.00%	12/2030	37,540	36,698	36,695	0.4%
Indikami Bidco, LLC(6)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	12/2025	—	(53)	(41)	0.0%
Indikami Bidco, LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	06/2030	—	(105)	(106)	0.0%
Interoperability Bidco, Inc. (dba Lyniate)(7)	First lien senior secured loan	SR +	7.00%	12/2026	75,182	74,859	74,054	0.8%
Interoperability Bidco, Inc. (dba Lyniate)(7)(15)	First lien senior secured revolving loan	SR +	7.00%	12/2024	2,528	2,499	2,437	0.0%
GHX Ultimate Parent Corporation(7)(20)	First lien senior secured loan	SR +	4.75%	06/2027	12,438	12,168	12,442	0.1%
GI Ranger Intermediate, LLC (dba Rectangle Health)(7)	First lien senior secured loan	SR +	5.75%	10/2028	20,606	20,299	20,297	0.2%
GI Ranger Intermediate, LLC (dba Rectangle Health)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	03/2024	2,370	2,279	2,296	0.0%
GI Ranger Intermediate, LLC (dba Rectangle Health)(7)(15)	First lien senior secured revolving loan	SR +	5.75%	10/2027	1,004	983	979	0.0%
Imprivata, Inc.(6)(20)	First lien senior secured loan	SR +	4.25%	12/2027	10,450	10,161	10,480	0.1%
Imprivata, Inc.(7)	Second lien senior secured loan	SR +	6.25%	12/2028	50,294	49,791	50,294	0.6%
Ocala Bidco, Inc.(6)	First lien senior secured loan	SR +	6.25% (2.75% PIK)	11/2028	84,012	82,524	82,962	0.9%
Ocala Bidco, Inc.(6)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	05/2024	—	(74)	—	0.0%
Ocala Bidco, Inc.(6)	Second lien senior secured loan	SR +	10.50% PIK	11/2033	50,557	49,863	50,052	0.6%
Intelerad Medical Systems Incorporated(7)(21)	First lien senior secured loan	SR +	6.50%	08/2026	29,777	29,549	28,958	0.3%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Intelerad Medical Systems Incorporated(7)(21)	First lien senior secured revolving loan	SR +	6.50%	08/2026	2,049	2,038	1,993	0.0%
PointClickCare Technologies Inc.(7)(21)	First lien senior secured loan	SR +	4.00%	12/2027	19,650	19,433	19,650	0.2%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(6)(20)	First lien senior secured loan	SR +	3.25%	03/2028	19,789	19,362	19,753	0.2%
Zelis Cost Management Buyer, Inc.(6)(20)	First lien senior secured loan	SR +	3.50%	09/2026	4,850	4,823	4,854	0.1%
						585,691	588,599	6.4%
Household products
Aptive Environmental, LLC(14)	First lien senior secured loan		12.00% (6.00% PIK)	01/2026	9,091	$8,102	$9,318	0.1%
Home Service TopCo IV, Inc.(7)	First lien senior secured loan	SR +	6.00%	12/2027	36,289	35,961	36,016	0.4%
Home Service TopCo IV, Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	12/2027	—	(30)	(25)	0.0%
Home Service TopCo IV, Inc.(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	12/2024	—	(37)	(21)	0.0%
Mario Purchaser, LLC (dba Len the Plumber)(6)	First lien senior secured loan	SR +	5.75%	04/2029	75,141	73,916	74,766	0.8%
Mario Purchaser, LLC (dba Len the Plumber)(6)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	04/2024	18,290	17,833	18,198	0.2%
Mario Purchaser, LLC (dba Len the Plumber)(6)(15)	First lien senior secured revolving loan	SR +	5.75%	04/2028	2,411	2,296	2,371	0.0%
Mario Midco Holdings, Inc. (dba Len the Plumber)(6)	Unsecured facility	SR +	10.75% PIK	04/2032	27,855	27,260	27,647	0.3%
Simplisafe Holding Corporation(6)	First lien senior secured loan	SR +	6.25%	05/2028	126,469	124,507	125,204	1.4%
Simplisafe Holding Corporation(6)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.25%	05/2024	4,258	4,104	4,216	0.0%
Southern Air & Heat Holdings, LLC(7)	First lien senior secured loan	SR +	4.75%	10/2027	1,068	1,058	1,058	0.0%
Southern Air & Heat Holdings, LLC(8)	First lien senior secured delayed draw term loan	SR +	4.75%	10/2027	1,115	1,104	1,103	0.0%
Southern Air & Heat Holdings, LLC(8)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.25%	10/2027	2,742	1,615	2,585	0.0%
Southern Air & Heat Holdings, LLC(7)(15)	First lien senior secured revolving loan	SR +	4.75%	10/2027	23	20	20	0.0%
Walker Edison Furniture Company LLC(6)(24)(30)	First lien senior secured loan	SR +	6.75% PIK	03/2027	2,878	2,452	2,648	0.0%
Walker Edison Furniture Company LLC(6)(24)(30)	First lien senior secured delayed draw term loan	SR +	6.75% PIK	03/2027	345	333	318	0.0%
Walker Edison Furniture Company LLC(6)(15)(16)(17)(24)(30)	First lien senior secured delayed draw term loan	SR +	6.75% PIK	03/2027	—	—	(67)	0.0%
Walker Edison Furniture Company LLC(6)(24)(30)	First lien senior secured revolving loan	SR +	6.25%	03/2027	1,333	1,333	1,247	0.0%
						301,827	306,602	3.2%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(8)(20)	First lien senior secured loan	SR +	5.50%	08/2029	22,444	$22,000	$22,500	0.3%
Cornerstone OnDemand, Inc.(6)(19)(20)	First lien senior secured loan	SR +	3.75%	10/2028	19,650	19,578	18,968	0.2%
Cornerstone OnDemand, Inc.(6)	Second lien senior secured loan	SR +	6.50%	10/2029	44,583	44,054	41,908	0.5%
IG Investments Holdings, LLC (dba Insight Global)(7)	First lien senior secured loan	SR +	6.00%	09/2028	47,545	46,859	47,188	0.5%
IG Investments Holdings, LLC (dba Insight Global)(7)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	09/2027	—	(45)	(27)	0.0%
iSolved, Inc.(7)(20)	First lien senior secured loan	SR +	4.00%	10/2030	27,500	27,263	27,500	0.3%
						159,709	158,037	1.8%
Infrastructure and environmental services

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Aegion Corp.(7)(19)(20)	First lien senior secured loan	SR +	4.75%	05/2028	54,666	$53,240	$54,644	0.6%
GI Apple Midco LLC (dba Atlas Technical Consultants)(6)(15)	First lien senior secured revolving loan	SR +	6.75%	04/2029	6,174	5,979	6,008	0.1%
GI Apple Midco LLC (dba Atlas Technical Consultants)(6)	First lien senior secured loan	SR +	6.75%	04/2030	72,460	71,110	71,373	0.8%
AWP Group Holdings, Inc.(7)(15)	First lien senior secured revolving loan	SR +	5.50%	12/2029	1,248	1,153	1,161	0.0%
GI Apple Midco LLC (dba Atlas Technical Consultants)(6)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.75%	04/2025	1,741	1,610	1,715	0.0%
AWP Group Holdings, Inc.(7)	First lien senior secured loan	SR +	5.50%	12/2029	34,920	34,368	34,396	0.4%
AWP Group Holdings, Inc.(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.50%	08/2025	350	278	310	0.0%
The Goldfield Corp.(6)	First lien senior secured loan	SR +	6.25%	12/2026	1,385	1,363	1,378	0.0%
Osmose Utilities Services, Inc.(6)(20)	First lien senior secured loan	SR +	3.25%	06/2028	16,629	16,545	16,600	0.2%
USIC Holdings, Inc.(7)(20)	First lien senior secured loan	SR +	3.50%	05/2028	11,817	11,548	11,704	0.1%
USIC Holdings, Inc.(7)(19)	Second lien senior secured loan	SR +	6.50%	05/2029	39,691	39,505	36,714	0.4%
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(7)	First lien senior secured loan	SR +	5.75%	03/2028	32,892	32,389	32,480	0.4%
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	10/2025	1,198	1,141	1,183	0.0%
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(7)(15)(16)	First lien senior secured revolving loan	SR +	5.75%	03/2028	—	(75)	(67)	0.0%
						270,154	269,599	3.0%
Insurance
Acrisure, LLC(7)(20)(21)	First lien senior secured loan	SR +	3.50%	02/2027	11,630	$11,227	$11,591	0.1%
Acrisure, LLC(7)(20)(21)	First lien senior secured loan	SR +	4.25%	02/2027	1,975	1,928	1,977	0.0%
Acrisure, LLC(7)(20)(21)	First lien senior secured loan	SR +	3.75%	02/2027	4,967	4,890	4,957	0.1%
Acrisure, LLC(7)(20)(21)	First lien senior secured loan	SR +	4.50%	12/2030	59,126	58,588	59,173	0.7%
Alera Group, Inc.(6)	First lien senior secured loan	SR +	6.00%	10/2028	148,475	146,111	148,475	1.7%
AmeriLife Holdings LLC(6)	First lien senior secured loan	SR +	5.75%	08/2029	128,880	126,668	128,236	1.4%
Alera Group, Inc.(6)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	11/2025	—	(223)	—	0.0%
AmeriLife Holdings LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	5.75%	08/2028	—	(253)	(81)	0.0%
AmeriLife Holdings LLC(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	09/2024	26,858	26,368	26,724	0.3%
AmeriLife Holdings LLC(6)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	10/2025	—	(260)	—	0.0%
AssuredPartners, Inc.(6)(20)	First lien senior secured loan	SR +	3.50%	02/2027	34,357	34,315	34,407	0.4%
Asurion, LLC(6)(20)	Second lien senior secured loan	SR +	5.25%	01/2029	174,017	168,469	163,628	1.8%
Asurion, LLC(6)(20)	Second lien senior secured loan	SR +	5.25%	01/2028	32,400	29,273	30,806	0.3%
Brightway Holdings, LLC(8)	First lien senior secured loan	SR +	6.50%	12/2027	17,582	17,423	17,230	0.2%
Brightway Holdings, LLC(7)(15)	First lien senior secured revolving loan	SR +	6.50%	12/2027	947	930	905	0.0%
Broadstreet Partners, Inc.(6)(20)	First lien senior secured loan	SR +	3.75%	01/2029	18,728	18,703	18,758	0.2%
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)(7)	First lien senior secured loan	SR +	7.50%	03/2029	909	888	895	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)(7)(15)(16)	First lien senior secured revolving loan	SR +	7.50%	03/2029	—	(2)	(1)	0.0%
Evolution BuyerCo, Inc. (dba SIAA)(7)	First lien senior secured loan	SR +	6.25%	04/2028	26,070	25,845	25,875	0.3%
Evolution BuyerCo, Inc. (dba SIAA)(7)	First lien senior secured delayed draw term loan	SR +	6.75%	04/2028	1,586	1,584	1,582	0.0%
Evolution BuyerCo, Inc. (dba SIAA)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	12/2025	734	701	727	0.0%
Evolution BuyerCo, Inc. (dba SIAA)(7)(15)(16)	First lien senior secured revolving loan	SR +	6.25%	04/2027	—	(5)	(5)	0.0%
Hub International(7)(20)	First lien senior secured loan	SR +	4.25%	06/2030	9,975	9,883	10,013	0.1%
Hyperion Refinance S.a.r.l (dba Howden Group)(6)(21)	First lien senior secured loan	SR +	5.25%	11/2027	92,823	91,280	92,823	1.0%
Hyperion Refinance S.a.r.l (dba Howden Group)(7)(20)(21)	First lien senior secured loan	SR +	4.00%	04/2030	34,912	34,650	34,947	0.4%
IMA Financial Group, Inc.(6)	First lien senior secured loan	SR +	3.75%	11/2028	70,619	70,290	70,442	0.8%
Integrated Specialty Coverages, LLC(7)	First lien senior secured loan	SR +	6.00%	07/2030	55,101	54,309	54,274	0.6%
Integrated Specialty Coverages, LLC(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	01/2024	—	(75)	(32)	0.0%
Integrated Specialty Coverages, LLC(7)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	07/2029	—	(83)	(89)	0.0%
Integrity Marketing Acquisition, LLC(7)	First lien senior secured loan	SR +	5.80%	08/2026	55,173	55,054	55,173	0.6%
Integrity Marketing Acquisition, LLC(7)	First lien senior secured loan	SR +	6.00%	08/2026	2,787	2,762	2,787	0.0%
Integrity Marketing Acquisition, LLC(7)	First lien senior secured loan	SR +	6.05%	08/2026	5,464	5,451	5,464	0.0%
Integrity Marketing Acquisition, LLC(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	02/2025	1,646	1,534	1,646	0.0%
Integrity Marketing Acquisition, LLC(7)(15)(16)	First lien senior secured revolving loan	SR +	6.50%	08/2026	—	(23)	—	0.0%
KUSRP Intermediate, Inc. (dba U.S. Retirement and Benefits Partners)(7)	First lien senior secured loan	SR +	10.50% PIK	07/2030	13,931	13,778	13,896	0.2%
KWOR Acquisition, Inc. (dba Alacrity Solutions)(6)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.25%	06/2024	2,383	2,294	2,377	0.0%
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(6)	First lien senior secured loan	SR +	6.00%	11/2028	184,888	183,285	184,428	2.1%
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(6)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	11/2027	—	(16)	(6)	0.0%
PCF Midco II, LLC (dba PCF Insurance Services)(14)	First lien senior secured loan		9.00% PIK	10/2031	53,879	50,254	50,107	0.6%
Tempo Buyer Corp. (dba Global Claims Services)(7)	First lien senior secured loan	SR +	5.50%	08/2028	35,793	35,272	35,525	0.4%
Tempo Buyer Corp. (dba Global Claims Services)(13)(15)	First lien senior secured revolving loan	P +	4.00%	08/2027	1,651	1,588	1,612	0.0%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(8)	First lien senior secured loan	SR +	5.75%	07/2027	14,792	14,598	14,681	0.2%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(8)(15)(16)	First lien senior secured revolving loan	SR +	5.75%	07/2027	—	(13)	(8)	0.0%
Summit Acquisition Inc. (dba K2 Insurance Services)(7)	First lien senior secured loan	SR +	6.75%	05/2030	50,474	49,056	49,338	0.6%
Summit Acquisition Inc. (dba K2 Insurance Services)(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.75%	11/2024	—	(166)	(92)	0.0%
Summit Acquisition Inc. (dba K2 Insurance Services)(7)(15)(16)	First lien senior secured revolving loan	SR +	6.75%	05/2029	—	(164)	(138)	0.0%
KWOR Acquisition, Inc. (dba Alacrity Solutions)(6)	First lien senior secured loan	SR +	5.25%	12/2028	32,456	32,044	32,375	0.4%
KWOR Acquisition, Inc. (dba Alacrity Solutions)(13)(15)	First lien senior secured revolving loan	P +	4.25%	12/2027	1,468	1,434	1,460	0.0%
						1,381,444	1,388,862	15.5%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Internet software and services
Activate Holdings (US) Corp. (dba Absolute Software)(7)(21)	First lien senior secured loan	SR +	6.75%	07/2030	4,636	$4,514	$4,520	0.1%
Activate Holdings (US) Corp. (dba Absolute Software)(7)(15)(21)	First lien senior secured revolving loan	SR +	6.75%	07/2030	70	61	62	0.0%
Anaplan, Inc.(7)	First lien senior secured loan	SR +	6.50%	06/2029	224,639	222,786	224,639	2.5%
Anaplan, Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	6.50%	06/2028	—	(123)	—	0.0%
Appfire Technologies, LLC(7)	First lien senior secured loan	SR +	5.50%	03/2027	7,718	7,673	7,679	0.1%
Appfire Technologies, LLC(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	5.50%	06/2024	—	(97)	—	0.0%
Appfire Technologies, LLC(13)(15)	First lien senior secured revolving loan	P +	4.50%	03/2027	373	357	365	0.0%
Avalara, Inc.(7)	First lien senior secured loan	SR +	7.25%	10/2028	70,455	69,556	70,102	0.8%
Avalara, Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	7.25%	10/2028	—	(84)	(35)	0.0%
Armstrong Bidco Limited (dba The Access Group)(12)(21)	First lien senior secured GBP term loan	SA +	5.25%	06/2029	£26,570	32,007	33,618	0.4%
Armstrong Bidco Limited (dba The Access Group)(12)(21)	First lien senior secured GBP delayed draw term loan	SA +	5.25%	06/2029	£13,863	16,697	17,540	0.2%
Barracuda Parent, LLC(7)(20)	First lien senior secured loan	SR +	4.50%	08/2029	27,374	26,673	26,656	0.3%
Barracuda Parent, LLC(7)	Second lien senior secured loan	SR +	7.00%	08/2030	93,250	90,768	87,655	1.0%
Bayshore Intermediate #2, L.P. (dba Boomi)(7)	First lien senior secured loan	SR +	7.50% PIK	10/2028	24,342	24,018	24,038	0.3%
Bayshore Intermediate #2, L.P. (dba Boomi)(7)(15)	First lien senior secured revolving loan	SR +	6.75%	10/2027	319	296	299	0.0%
BCTO BSI Buyer, Inc. (dba Buildertrend)(7)	First lien senior secured loan	SR +	7.50% PIK	12/2026	1,124	1,118	1,124	0.0%
BCTO BSI Buyer, Inc. (dba Buildertrend)(7)(15)(16)	First lien senior secured revolving loan	SR +	7.50%	12/2026	—	(1)	—	0.0%
Central Parent Inc. (dba CDK Global Inc.)(7)(20)	First lien senior secured loan	SR +	4.00%	07/2029	9,330	9,307	9,367	0.1%
CivicPlus, LLC(7)	First lien senior secured loan	SR +	6.50% (2.50% PIK)	08/2027	28,245	28,050	28,245	0.4%
CivicPlus, LLC(6)(15)	First lien senior secured revolving loan	SR +	6.00%	08/2027	763	748	763	0.0%
CP PIK Debt Issuer, LLC (dba CivicPlus, LLC)(6)	Unsecured notes	SR +	11.75% PIK	06/2034	17,052	16,698	17,008	0.2%
Cloud Software Group, Inc.(7)(20)	First lien senior secured loan	SR +	4.50%	03/2029	74,811	71,444	72,933	0.8%
Coupa Holdings, LLC(6)	First lien senior secured loan	SR +	7.50%	02/2030	24,344	23,784	23,857	0.3%
Coupa Holdings, LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	7.50%	02/2029	—	(36)	(33)	0.0%
Coupa Holdings, LLC(6)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	7.50%	08/2024	—	(24)	(16)	0.0%
Crewline Buyer, Inc.(7)	First lien senior secured loan	SR +	6.75%	11/2030	165,368	162,923	162,888	1.8%
Crewline Buyer, Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	6.75%	11/2030	—	(253)	(258)	0.0%
Delta TopCo, Inc. (dba Infoblox, Inc.)(8)(20)	First lien senior secured loan	SR +	3.75%	12/2027	29,044	27,646	28,971	0.3%
Delta TopCo, Inc. (dba Infoblox, Inc.)(7)	Second lien senior secured loan	SR +	7.25%	12/2028	49,222	48,996	49,222	0.6%
EET Buyer, Inc. (dba e-Emphasys)(7)	First lien senior secured loan	SR +	6.50%	11/2027	36,349	35,989	36,349	0.4%
EET Buyer, Inc. (dba e-Emphasys)(8)(15)	First lien senior secured revolving loan	SR +	6.50%	11/2027	677	647	677	0.0%
Entrata, Inc.(6)	First lien senior secured loan	SR +	6.00%	07/2030	4,487	4,423	4,420	0.0%
Entrata, Inc.(6)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	07/2028	—	(7)	(8)	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
E2open, LLC(6)(20)	First lien senior secured loan	SR +	3.50%	02/2028	5,187	5,180	5,186	0.1%
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)(7)	First lien senior secured loan	SR +	5.50%	08/2027	8,179	8,044	7,892	0.1%
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)(7)	First lien senior secured delayed draw term loan	SR +	5.50%	08/2027	1,840	1,819	1,776	0.0%
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)(7)(15)	First lien senior secured revolving loan	SR +	5.50%	08/2027	303	290	273	0.0%
Granicus, Inc.(7)	First lien senior secured loan	SR +	5.50%	01/2027	1,823	1,798	1,818	0.0%
Granicus, Inc.(7)(15)	First lien senior secured revolving loan	SR +	6.50%	01/2027	34	32	33	0.0%
Granicus, Inc.(7)	First lien senior secured delayed draw term loan	SR +	6.00%	01/2027	340	336	339	0.0%
Grayshift, LLC(6)(21)	First lien senior secured loan	SR +	8.00%	07/2028	128,368	126,355	126,443	1.5%
Grayshift, LLC(6)(15)(16)(21)	First lien senior secured revolving loan	SR +	7.50%	07/2028	—	(18)	(36)	0.0%
GS Acquisitionco, Inc. (dba insightsoftware)(7)	First lien senior secured loan	SR +	5.50%	05/2026	8,902	8,876	8,879	0.1%
Help/Systems Holdings, Inc.(7)(20)	First lien senior secured loan	SR +	4.00%	11/2026	63,870	63,583	60,383	0.7%
Help/Systems Holdings, Inc.(7)	Second lien senior secured loan	SR +	6.75%	11/2027	25,000	24,753	21,688	0.2%
Hyland Software, Inc.(6)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	09/2029	—	(100)	(105)	0.0%
Hyland Software, Inc.(6)	First lien senior secured loan	SR +	6.00%	09/2030	147,235	145,088	145,027	1.6%
Ivanti Software, Inc.(7)(20)	First lien senior secured loan	SR +	4.25%	12/2027	12,967	12,098	12,280	0.1%
Ivanti Software, Inc.(7)(20)	Second lien senior secured loan	SR +	7.25%	12/2028	19,000	18,927	15,200	0.2%
MessageBird BidCo B.V.(6)(21)	First lien senior secured loan	SR +	6.75%	05/2027	2,500	2,465	2,494	0.0%
Ministry Brands Holdings, LLC(6)	First lien senior secured loan	SR +	5.50%	12/2028	48,570	47,820	47,599	0.5%
Ministry Brands Holdings, LLC(6)	First lien senior secured delayed draw term loan	SR +	5.50%	12/2028	4,898	4,840	4,800	0.1%
Ministry Brands Holdings, LLC(6)(15)	First lien senior secured revolving loan	SR +	5.50%	12/2027	2,531	2,468	2,436	0.0%
Mitnick Corporate Purchaser, Inc.(6)(15)(19)	First lien senior secured revolving loan	SR +	2.00%	05/2027	—	5	—	0.0%
Oranje Holdco, Inc. (dba KnowBe4)(7)	First lien senior secured loan	SR +	7.50%	02/2029	81,182	80,097	80,370	0.9%
Oranje Holdco, Inc. (dba KnowBe4)(7)(15)(16)	First lien senior secured revolving loan	SR +	7.50%	02/2029	—	(129)	(101)	0.0%
QAD, Inc.(6)	First lien senior secured loan	SR +	5.38%	11/2027	45,686	45,048	45,001	0.5%
QAD, Inc.(6)(15)(16)	First lien senior secured revolving loan	SR +	5.38%	11/2027	—	(77)	(90)	0.0%
Quartz Acquireco, LLC (dba Qualtrics AcquireCo, LLC)(6)	First lien senior secured loan	SR +	3.50%	06/2030	9,975	9,884	9,900	0.1%
Perforce Software, Inc.(6)	First lien senior secured loan	SR +	4.50%	07/2026	14,775	14,536	14,738	0.2%
Project Alpha Intermediate Holding, Inc.(6)(20)	First lien senior secured loan	SR +	4.75%	10/2030	77,000	75,460	77,254	0.9%
Proofpoint, Inc.(6)(20)	First lien senior secured loan	SR +	3.25%	08/2028	12,108	11,759	12,096	0.1%
Proofpoint, Inc.(6)(20)	Second lien senior secured loan	SR +	6.25%	08/2029	7,500	7,471	7,556	0.1%
Sailpoint Technologies Holdings, Inc.(6)	First lien senior secured loan	SR +	6.00%	08/2029	59,880	58,797	59,431	0.7%
Sailpoint Technologies Holdings, Inc.(6)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	08/2028	—	(88)	(43)	0.0%
Securonix, Inc.(7)	First lien senior secured loan	SR +	6.00%	04/2028	29,661	29,433	27,807	0.3%
Securonix, Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	6.50%	04/2028	—	(38)	(334)	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Sedgwick Claims Management Services, Inc.(6)(19)(20)	First lien senior secured loan	SR +	3.75%	02/2028	9,925	9,750	9,949	0.1%
Sitecore Holding III A/S(8)	First lien senior secured loan	SR +	7.75% (4.25% PIK)	03/2029	3,998	3,968	3,968	0.0%
Sitecore USA, Inc.(8)	First lien senior secured loan	SR +	7.75% (4.25% PIK)	03/2029	24,103	23,925	23,923	0.3%
Sitecore Holding III A/S(11)	First lien senior secured EUR term loan	E +	7.75% (4.25% PIK)	03/2029	€23,489	24,569	25,753	0.3%
Sophos Holdings, LLC(6)(20)(21)	First lien senior secured loan	SR +	3.50%	03/2027	19,928	19,884	19,954	0.2%
Thunder Purchaser, Inc. (dba Vector Solutions)(7)	First lien senior secured loan	SR +	5.75%	06/2028	12,777	12,687	12,714	0.1%
Thunder Purchaser, Inc. (dba Vector Solutions)(7)(15)	First lien senior secured revolving loan	SR +	5.75%	06/2027	602	595	597	0.0%
When I Work, Inc.(7)	First lien senior secured loan	SR +	7.00% PIK	11/2027	25,116	24,961	24,676	0.3%
When I Work, Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	11/2027	—	(27)	(73)	0.0%
Zendesk, Inc.(7)	First lien senior secured loan	SR +	6.25% (3.25% PIK)	11/2028	123,453	121,403	121,910	1.4%
Zendesk, Inc.(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.25%	11/2024	—	(912)	(75)	0.0%
Zendesk, Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	6.25%	11/2028	—	(202)	(155)	0.0%
						1,973,967	1,973,778	22.3%
Leisure and entertainment
Troon Golf, L.L.C.(7)	First lien senior secured loan	SR +	5.50%	08/2027	92,466	$92,162	$92,004	1.0%
Troon Golf, L.L.C.(7)(15)(16)	First lien senior secured revolving loan	SR +	5.50%	08/2026	—	(19)	(36)	0.0%
Troon Golf, L.L.C.(7)	First lien senior secured delayed draw term loan	SR +	5.50%	08/2027	49,400	48,866	49,153	0.6%
						141,009	141,121	1.6%
Manufacturing
ACR Group Borrower, LLC(7)	First lien senior secured loan	SR +	4.25%	03/2028	4,022	$3,983	$3,972	0.0%
ACR Group Borrower, LLC(7)	First lien senior secured loan	SR +	5.75%	03/2028	864	854	864	0.0%
ACR Group Borrower, LLC(7)(15)	First lien senior secured revolving loan	SR +	4.25%	03/2026	450	444	439	0.0%
BCPE Watson (DE) ORML, LP(8)(21)(25)	First lien senior secured loan	SR +	6.50%	07/2028	101,500	100,682	100,993	1.1%
CPM Holdings, Inc.(6)(20)	First lien senior secured loan	SR +	4.50%	09/2028	50,000	48,654	50,125	0.6%
CPM Holdings, Inc.(6)(15)(16)	First lien senior secured revolving loan	SR +	4.50%	06/2028	—	(47)	—	0.0%
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(6)(20)	First lien senior secured loan	SR +	3.00%	05/2030	10,716	10,618	10,747	0.1%
Engineered Machinery Holdings, Inc. (dba Duravant)(7)(20)	First lien senior secured loan	SR +	3.75%	05/2028	19,824	19,500	19,658	0.2%
Engineered Machinery Holdings, Inc. (dba Duravant)(7)	Second lien senior secured loan	SR +	6.50%	05/2029	37,181	37,043	36,995	0.4%
Engineered Machinery Holdings, Inc. (dba Duravant)(7)	Second lien senior secured loan	SR +	6.00%	05/2029	19,160	19,121	18,921	0.2%
FARADAY BUYER, LLC (dba MacLean Power Systems)(7)	First lien senior secured loan	SR +	6.00%	10/2028	136,295	133,623	133,569	1.5%
FARADAY BUYER, LLC (dba MacLean Power Systems)(7)(15)(16)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	11/2025	—	(139)	(143)	0.0%
Filtration Group Corporation(6)(20)	First lien senior secured loan	SR +	4.25%	10/2028	21,835	21,636	21,907	0.2%
Gloves Buyer, Inc. (dba Protective Industrial Products)(6)	First lien senior secured loan	SR +	4.00%	12/2027	18,587	18,305	18,494	0.2%
Gloves Buyer, Inc. (dba Protective Industrial Products)(6)	Second lien senior secured loan	SR +	8.25%	12/2028	11,728	11,489	11,611	0.1%
Helix Acquisition Holdings, Inc. (dba MW Industries)(7)	First lien senior secured loan	SR +	7.00%	03/2030	61,484	59,772	59,793	0.7%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Ideal Tridon Holdings, Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	6.75%	04/2028	—	(221)	(194)	0.0%
Ideal Tridon Holdings, Inc.(7)	First lien senior secured loan	SR +	6.75%	04/2028	91,773	89,333	89,709	1.0%
MHE Intermediate Holdings, LLC (dba OnPoint Group)(7)	First lien senior secured loan	SR +	6.00%	07/2027	69,627	69,149	69,627	0.9%
MHE Intermediate Holdings, LLC (dba OnPoint Group)(7)	First lien senior secured loan	SR +	6.25%	07/2027	7,547	7,431	7,547	0.1%
MHE Intermediate Holdings, LLC (dba OnPoint Group)(7)(15)(16)	First lien senior secured revolving loan	SR +	6.00%	07/2027	—	(21)	—	0.0%
Pro Mach Group, Inc.(6)(20)	First lien senior secured loan	SR +	4.00%	08/2028	30,319	30,177	30,376	0.3%
Sonny's Enterprises, LLC(7)	First lien senior secured loan	SR +	6.75%	08/2028	130,239	128,471	129,913	1.5%
Sonny's Enterprises, LLC(7)(15)(16)	First lien senior secured revolving loan	SR +	6.75%	08/2027	—	(319)	(63)	0.0%
Sonny's Enterprises, LLC(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.75%	11/2024	11,320	10,972	11,254	0.1%
						820,510	826,114	9.2%
Professional services
Apex Group Treasury, LLC(7)(21)	First lien senior secured loan	SR +	5.00%	07/2028	124,498	$121,298	$124,498	1.4%
Apex Group Treasury, LLC(7)(21)	Second lien senior secured loan	SR +	6.75%	07/2029	11,618	11,462	11,560	0.2%
Apex Service Partners, LLC(7)	First lien senior secured loan	SR +	7.00% (2.00% PIK)	10/2030	96,529	94,158	94,116	1.1%
Apex Service Partners, LLC(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	7.00% (2.00% PIK)	10/2025	5,131	4,786	4,778	0.1%
Apex Service Partners, LLC(7)(15)	First lien senior secured revolving loan	SR +	6.50%	10/2029	616	429	423	0.0%
Certinia, Inc.(8)	First lien senior secured loan	SR +	7.25%	08/2029	33,088	32,460	32,426	0.4%
Certinia, Inc.(7)(15)(16)	First lien senior secured revolving loan	SR +	7.25%	08/2029	—	(82)	(88)	0.0%
Corporation Service Company(6)(20)	First lien senior secured loan	SR +	3.25%	11/2029	2,574	2,509	2,577	0.0%
EM Midco2 Ltd. (dba Element Materials Technology)(7)(20)(21)	First lien senior secured loan	SR +	4.25%	06/2029	27,668	27,640	27,358	0.3%
EP Purchaser, LLC(7)	First lien senior secured loan	SR +	4.50%	11/2028	24,813	23,903	23,882	0.3%
Guidehouse Inc.(6)	First lien senior secured loan	SR +	5.75% (2.00% PIK)	10/2028	106,012	106,012	105,482	1.2%
Omnia Partners, LLC(7)(20)	First lien senior secured loan	SR +	4.25%	07/2030	1,828	1,810	1,838	0.0%
Omnia Partners, LLC(7)(15)(16)(17)(20)	First lien senior secured delayed draw term loan	SR +	4.25%	01/2024	—	(2)	—	0.0%
Relativity ODA LLC(6)	First lien senior secured loan	SR +	6.50%	05/2027	5,094	5,053	5,094	0.1%
Relativity ODA LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	6.50%	05/2027	—	(4)	—	0.0%
Sensor Technology Topco, Inc. (dba Humanetics)(7)	First lien senior secured loan	SR +	7.00% (2.00% PIK)	05/2026	233,111	231,701	232,528	2.6%
Sensor Technology Topco, Inc. (dba Humanetics)(7)(15)	First lien senior secured revolving loan	SR +	6.50%	05/2026	11,485	11,363	11,433	0.1%
Sensor Technology Topco, Inc. (dba Humanetics)(10)	First lien senior secured EUR term loan	E +	7.25% (2.25% PIK)	05/2026	€42,018	45,368	46,299	0.5%
Sovos Compliance, LLC(6)(20)	First lien senior secured loan	SR +	4.50%	08/2028	29,044	28,591	28,646	0.3%
Vistage Worldwide, Inc.(7)	First lien senior secured loan	SR +	5.25%	07/2029	4,938	4,823	4,925	0.1%
						753,278	757,775	8.7%
Specialty retail
Ideal Image Development, LLC(7)(30)	First lien senior secured loan	SR +	6.50%	09/2027	5,795	$5,705	$4,361	0.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Ideal Image Development, LLC(7)(30)	First lien senior secured delayed draw term loan	SR +	6.50%	02/2024	1,098	549	826	0.0%
Ideal Image Development, LLC(7)(15)(17)(30)	First lien senior secured delayed draw term loan	SR +	6.50%	02/2024	604	220	454	0.0%
Ideal Image Development, LLC(7)(30)	First lien senior secured revolving loan	SR +	6.50%	09/2027	915	901	688	0.0%
Notorious Topco, LLC (dba Beauty Industry Group)(7)	First lien senior secured loan	SR +	6.75%	11/2027	222,301	219,808	207,852	2.3%
Notorious Topco, LLC (dba Beauty Industry Group)(7)	First lien senior secured delayed draw term loan	SR +	6.75%	11/2027	5,202	5,146	4,864	0.1%
Notorious Topco, LLC (dba Beauty Industry Group)(7)(15)	First lien senior secured revolving loan	SR +	6.75%	05/2027	352	303	9	0.0%
Milan Laser Holdings LLC(6)	First lien senior secured loan	SR +	5.00%	04/2027	20,217	20,094	20,217	0.2%
Milan Laser Holdings LLC(6)(15)(16)	First lien senior secured revolving loan	SR +	5.00%	04/2026	—	(15)	—	0.0%
The Shade Store, LLC(7)	First lien senior secured loan	SR +	6.00%	10/2027	66,818	66,242	64,313	0.7%
The Shade Store, LLC(7)	First lien senior secured loan	SR +	7.00%	10/2027	10,580	10,330	10,316	0.1%
The Shade Store, LLC(7)(15)	First lien senior secured revolving loan	SR +	6.00%	10/2026	4,364	4,316	4,108	0.0%
						333,599	318,008	3.4%
Telecommunications
EOS U.S. Finco LLC(7)(21)	First lien senior secured loan	SR +	5.75%	10/2029	67,902	$64,563	$62,131	0.7%
EOS U.S. Finco LLC(7)(15)(16)(17)(21)	First lien senior secured delayed draw term loan	SR +	5.75%	05/2026	282	45	(332)	0.0%
Park Place Technologies, LLC(6)(20)	First lien senior secured loan	SR +	5.00%	11/2027	1,133	1,105	1,126	0.0%
						65,713	62,925	0.7%
Transportation
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)	First lien senior secured loan	SR +	6.25%	05/2030	96,397	$95,496	$96,397	1.1%
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)	First lien senior secured loan	SR +	5.50%	05/2030	9,853	9,805	9,783	0.1%
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)	First lien senior secured delayed draw term loan	SR +	6.25%	05/2030	14,606	14,397	14,606	0.2%
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.50%	11/2025	6,063	5,918	5,934	0.1%
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)(15)(16)	First lien senior secured revolving loan	SR +	6.25%	05/2029	—	(104)	—	0.0%
Motus Group, LLC(6)	Second lien senior secured loan	SR +	6.50%	12/2029	10,000	9,919	9,900	0.1%
Safe Fleet Holdings, LLC(6)(20)	First lien senior secured loan	SR +	3.75%	02/2029	25,789	25,267	25,828	0.3%
						160,698	162,448	1.9%
Total non-controlled/non-affiliated portfolio company debt investments						$15,097,749	$15,131,634	169.6%
Equity Investments
Asset based lending and fund finance
Amergin Asset Management, LLC(21)(22)(24)	Class A Units		N/A	N/A	50,000,000	$—	$—	0.0%
						—	—	0.0%
Automotive
CD&R Value Building Partners I, L.P. (dba Belron)(21)(22)(24)	LP Interest		N/A	N/A	33,061	$32,911	$40,794	0.5%
Metis HoldCo, Inc. (dba Mavis Tire Express Services)(14)(22)	Series A Convertible Preferred Stock		7.00% PIK	N/A	10,769	12,686	12,951	0.1%
						45,597	53,745	0.6%
Buildings and real estate
Associations Finance, Inc.(14)(22)	Preferred Stock		13.50% PIK	N/A	250,000,000	$283,802	$287,556	3.2%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Dodge Construction Network Holdings, L.P.(7)(22)	Series A Preferred Units	SR +	8.25%	N/A	—	3	2	0.0%
Dodge Construction Network Holdings, L.P.(22)(24)	Class A-2 Common Units		N/A	N/A	143,963	123	98	0.0%
						283,928	287,656	3.2%
Business services
Denali Holding, LP (dba Summit Companies)(22)(24)	Class A Units		N/A	N/A	686,513	$7,076	$10,536	0.1%
Hercules Buyer, LLC (dba The Vincit Group)(22)(24)(26)	Common Units		N/A	N/A	10	10	11	0.0%
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)(14)(22)	Perpetual Preferred Stock		11.75% PIK	N/A	53,600	59,078	60,062	0.7%
						66,164	70,609	0.8%
Consumer products
ASP Conair Holdings LP(22)(24)	Class A Units		N/A	N/A	9,286	$929	$877	0.0%
						929	877	0.0%
Financial services
Vestwell Holdings, Inc.(22)(24)	Series D Preferred Stock		N/A	N/A	50,726	$1,000	$1,000	0.0%
						1,000	1,000	0.0%
Food and beverage
Hissho Sushi Holdings, LLC(22)(24)	Class A Units		N/A	N/A	941,780	$9,418	$12,598	0.1%
						9,418	12,598	0.1%
Healthcare equipment and services
Maia Aggregator, LP(22)(24)	Class A-2 Units		N/A	N/A	12,921,348	$12,921	$12,990	0.1%
KPCI Holdings, L.P.(22)(24)	Class A Units		N/A	N/A	1,781	2,313	2,600	0.0%
Patriot Holdings SCSp (dba Corza Health, Inc.)(14)(21)(22)	Class A Units		8.00% PIK	N/A	13,517	1,253	1,253	0.0%
Patriot Holdings SCSp (dba Corza Health, Inc.)(21)(22)(24)	Class B Units		N/A	N/A	982	164	225	0.0%
Rhea Acquisition Holdings, LP(22)(24)	Series A-2 Units		N/A	N/A	11,964,286	11,964	16,154	0.2%
						28,615	33,222	0.3%
Healthcare providers and services
KOBHG Holdings, L.P. (dba OB Hospitalist)(22)(24)	Class A Interests		N/A	N/A	3,520	$3,520	$3,105	0.0%
KWOL Acquisition Inc.(22)(24)	Common stock		N/A	N/A	1,205	12,049	12,049	0.1%
Romulus Intermediate Holdings 1 Inc. (dba PetVet)(14)(22)	Series A Preferred Stock		15.00% PIK	N/A	27,354,613	26,817	26,808	0.3%
XOMA Corporation(22)(24)	Warrants		N/A	N/A	54,000	369	369	0.0%
						42,755	42,331	0.4%
Healthcare technology
Minerva Holdco, Inc.(14)(22)	Series A Preferred Stock		10.75% PIK	N/A	100,000	$117,505	$115,594	1.3%
BEHP Co-Investor II, L.P.(21)(22)(24)	LP Interest		N/A	N/A	1,269,969	1,266	1,278	0.0%
Orange Blossom Parent, Inc.(22)(24)	Common Equity		N/A	N/A	16,667	1,668	1,665	0.0%
WP Irving Co-Invest, L.P.(21)(22)(24)	Partnership Units		N/A	N/A	1,250,000	1,251	1,258	0.0%
						121,690	119,795	1.3%
Household products
Evology, LLC(22)(24)	Class B Units		N/A	N/A	316	$1,512	$1,446	0.0%
Walker Edison Holdco LLC(22)(24)	Common Equity		N/A	N/A	29,167	2,818	303	0.0%
						4,330	1,749	0.0%
Human resource support services
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand)(14)(22)	Series A Preferred Stock		10.50% PIK	N/A	12,750	$14,933	$13,556	0.2%
						14,933	13,556	0.2%
Insurance
Accelerate Topco Holdings, LLC(22)(24)	Common Units		N/A	N/A	91,805	$2,535	$2,988	0.0%
Evolution Parent, LP (dba SIAA)(22)(24)	LP Interest		N/A	N/A	2,703	270	318	0.0%
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway)(22)(24)	LP Interest		N/A	N/A	421	426	408	0.0%
Hockey Parent Holdings, L.P.(22)(24)	Class A Units		N/A	N/A	25,000	25,000	25,000	0.3%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
PCF Holdco, LLC (dba PCF Insurance Services)(14)(22)	Series A Preferred Units		15.00% PIK	N/A	19,423	15,337	16,163	0.2%
PCF Holdco, LLC (dba PCF Insurance Services)(22)(24)	Class A Unit Warrants		N/A	N/A	1,503,286	5,129	5,054	0.0%
PCF Holdco, LLC (dba PCF Insurance Services)(22)(24)	Class A Units		N/A	N/A	6,047,390	15,336	27,983	0.3%
						64,033	77,914	0.8%
Internet software and services
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi)(22)(24)	Common Units		N/A	N/A	1,729,439	$1,729	$1,887	0.0%
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC)(21)(22)(24)	LP Interest		N/A	N/A	989,292	989	1,068	0.0%
Elliott Alto Co-Investor Aggregator L.P.(21)(22)(24)	LP Interest		N/A	N/A	6,530	6,568	6,553	0.1%
Picard Holdco, Inc.(7)(22)	Series A Preferred Stock	SR +	12.00% PIK	N/A	44,040	46,550	51,273	0.6%
MessageBird Holding B.V.(21)(22)(24)	Extended Series C Warrants		N/A	N/A	7,980	49	9	0.0%
Project Alpine Co-Invest Fund, LP(21)(22)(24)	LP Interest		N/A	N/A	17,000,000	17,010	20,089	0.2%
Thunder Topco L.P. (dba Vector Solutions)(22)(24)	Common Units		N/A	N/A	712,884	713	791	0.0%
WMC Bidco, Inc. (dba West Monroe)(14)(22)	Senior Preferred Stock		11.25% PIK	N/A	33,385	41,800	40,036	0.5%
Project Hotel California Co-Invest Fund, L.P.(21)(22)(24)	LP Interest		N/A	N/A	3,522	3,525	3,994	0.0%
BCTO WIW Holdings, Inc. (dba When I Work)(22)(24)	Class A Common Stock		N/A	N/A	57,000	5,700	4,468	0.1%
Zoro TopCo, Inc. (dba Zendesk, Inc.)(14)(22)	Series A Preferred Stock		12.50% PIK	N/A	16,562	17,869	18,138	0.2%
Zoro TopCo, L.P. (dba Zendesk, Inc.)(22)(24)	Class A Common Units		N/A	N/A	1,380,129	13,801	15,027	0.2%
						156,303	163,333	1.9%
Manufacturing
Gloves Holdings, LP (dba Protective Industrial Products)(22)(24)	LP Interest		N/A	N/A	1,000	$100	$118	0.0%
						100	118	0.0%
Total non-controlled/non-affiliated portfolio company equity investments						$839,795	$878,503	9.6%
Total non-controlled/non-affiliated portfolio company investments						$15,937,544	$16,010,137	179.2%

Non-controlled/affiliated portfolio company investments
Equity Investments
Pharmaceuticals
LSI Financing 1 DAC(21)(22)(24)(28)	Preferred equity		N/A	N/A	72,300,000	$72,371	$78,406	0.9%
						72,371	78,406	0.9%
Total non-controlled/affiliated portfolio company equity investments						$72,371	$78,406	0.9%

Controlled/affiliated portfolio company investments
Debt Investments
Asset based lending and fund finance
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(14)(21)(29)	First lien senior secured loan		12.00% PIK	07/2030	39,529	$39,529	$39,529	0.4%
AAM Series 2.1 Aviation Feeder, LLC(14)(21)(29)	First lien senior secured loan		12.00% PIK	11/2030	46,970	46,970	46,970	0.5%
						86,499	86,499	0.9%
Total controlled/affiliated portfolio company debt investments						$86,499	$86,499	0.9%
Equity Investments
Asset based lending and fund finance

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest	Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
AAM Series 2.1 Aviation Feeder, LLC(15)(17)(21)(22)(24)(29)	LLC Interest	N/A	N/A	31,506	$31,508	$31,506	0.4%
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(15)(17)(21)(22)(24)(29)	LLC Interest	N/A	N/A	25,310	25,277	25,310	0.3%
					56,785	56,816	0.7%
Insurance
Fifth Season Investments LLC(22)(24)(25)(29)	Class A Units	N/A	N/A	28	$156,811	$156,794	1.8%
					156,811	156,794	1.8%

Joint ventures
Blue Owl Credit Income Senior Loan Fund, LLC (f/k/a ORCIC Senior Loan Fund, LLC)(21)(22)(25)(29)(31)	LLC Interest	N/A	N/A	261,433	$261,433	$273,441	3.1%
					261,433	273,441	3.1%
Total controlled/affiliated portfolio company equity investments					$475,029	$487,051	5.6%
Total controlled/affiliated portfolio company investments					$561,528	$573,550	6.5%
Total Investments					$16,571,443	$16,662,093	186.6%

	Interest Rate Swaps as of December 31, 2023
	Company Receives	Company Pays	Maturity Date	Notional Amount	Fair Value	Upfront Payments/Receipts	Change in Unrealized Appreciation / (Depreciation)	Hedged Instrument	Footnote Reference
Interest rate swap(a)(b)	7.75%	SR + 3.84%	9/16/2027	$600,000	$6,503	$—	$2,500	September 2027 Notes	Note 6
Interest rate swap(a)(b)	7.75%	SR + 3.65%	1/15/2029	$550,000	$12,147	$—	$12,147	January 2029 Notes	Note 6
Total				$1,150,000
__________________
(a)Contains a variable rate structure. Bears interest at a rate determined by SOFR.
(b)Instrument is used in a hedge accounting relationship. The associated change in fair value is recorded along with the change in fair value of the hedging item within interest expense.
__________________
(1)Certain portfolio company investments are subject to contractual restrictions on sales.
(2)Unless otherwise indicated, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.
(3)Unless otherwise indicated, all investments are considered Level 3 investments.
(4)The amortized cost represents the original cost adjusted for the amortization and accretion of premiums and discounts, as applicable, on debt investments using the effective interest method.
(5)Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR), Euro Interbank Offered Rate (“EURIBOR” or “E”), Canadian Dollar Offered Rate (“CDOR” or “C”) (which can include one- or three-month CDOR), Sterling (SP) Overnight Interbank Average Rate (“SONIA” or “SA”) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate (“Prime” or “P”), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(6)The interest rate on these investments is subject to 1 month SOFR, which as of December 31, 2023 was 5.35%.
(7)The interest rate on these investments is subject to 3 month SOFR, which as of December 31, 2023 was 5.33%.
(8)The interest rate on these investments is subject to 6 month SOFR, which as of December 31, 2023 was 5.16%.
(9)The interest rate on these investments is subject to 3 month CDOR, which as of December 31, 2023 was 5.45%.
(10)The interest rate on these investments is subject to 3 month EURIBOR, which as of December 31, 2023 was 3.91%.
(11)The interest rate on these investments is subject to 3 month EURIBOR, which as of December 31, 2023 was 3.86%.
(12)The interest rate on these investments is subject to SONIA, which as of December 31, 2023 was 5.19%.
(13)The interest rate on these investments is subject to Prime, which as of December 31, 2023 was 8.50%.
(14)Investment does not contain a variable rate structure.
(15)Position or portion thereof is an unfunded loan or equity commitment. See Note 7 “Commitments and Contingencies”.
(16)The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.
(17)The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)
(18)Unless otherwise indicated, represents a co-investment made with the Company’s affiliates in accordance with the terms of exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Agreements and Related Party Transactions”.
(19)This portfolio company was not a co-investment made with the Company’s affiliates in accordance with the terms of exemptive relief that the Company received from the U.S. Securities and Exchange Commission.
(20)Level 2 Investment.
(21)This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. As of December 31, 2023, non-qualifying assets represented 13.0% of total assets as calculated in accordance with the regulatory requirements.
(22)Security acquired in transaction exempt from registration under the Securities Act of 1933, and may be deemed to be “restricted security” under the Securities Act. As of December 31, 2023, the aggregate fair value of these securities is $1.4 billion, or 16.2% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Portfolio Company	Investment	Acquisition Date
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC**	LLC Interest	July 1, 2022
AAM Series 2.1 Aviation Feeder, LLC**	LLC Interest	July 1, 2022
Accelerate Topco Holdings, LLC	Common Units	September 1, 2022
Amergin Asset Management, LLC**	Class A Units	July 1, 2022
ASP Conair Holdings LP	Class A Units	May 17, 2021
Associations Finance, Inc.	Preferred Stock	June 10, 2022
Associations Finance, Inc.	Preferred Stock	April 10, 2023
BCTO WIW Holdings, Inc. (dba When I Work)	Class A Common Stock	November 2, 2021
BEHP Co-Investor II, L.P.	LP Interest	May 6, 2022
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi)	Common Units	October 1, 2021
CD&R Value Building Partners I, L.P. (dba Belron)	LP Interest	December 2, 2021
Denali Holding LP (dba Summit Companies)	Class A Units	September 14, 2021
Dodge Construction Network Holdings, L.P.	Class A-2 Common Units	February 23, 2022
Dodge Construction Network Holdings, L.P.	Series A Preferred Units	February 23, 2022
Elliott Alto Co-Investor Aggregator L.P.	LP Interest	September 28, 2022
Evology LLC	Class B Units	January 21, 2022
Evolution Parent, LP (dba SIAA)	LP Interest	April 30, 2021
Fifth Season Investments LLC**	Class A Units	October 17, 2022
Gloves Holdings, LP (dba Protective Industrial Products)	LP Interest	December 28, 2020
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway)	LP Interest	December 16, 2021
Hercules Buyer, LLC (dba The Vincit Group)	Common Units	December 15, 2020
Hissho Sushi Holdings, LLC	Class A Units	May 17, 2022
Hockey Parent Holdings, L.P.	Class A Units	September 14, 2023
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC)	LP Interest	June 8, 2022
Knockout Intermediate Holdings I Inc. (dba Kaseya)	Perpetual Preferred Stock	June 22, 2022
KOBHG Holdings, L.P. (dba OB Hospitalist)	Class A Interests	September 27, 2021
KPCI Holdings, L.P.	Class A Units	November 25, 2020
KWOL Acquisition Inc.	Common stock	December 12, 2023
LSI Financing 1 DAC**	Preferred equity	December 14, 2022
Maia Aggregator, LP	Class A-2 Units	February 1, 2022
MessageBird Holding B.V.	Extended Series C Warrants	May 5, 2021
Metis HoldCo, Inc. (dba Mavis Tire Express Services)	Series A Convertible Preferred Stock	May 3, 2021
Minerva Holdco, Inc.	Series A Preferred Stock	February 14, 2022
Orange Blossom Parent, Inc.	Common Equity	July 29, 2022
Blue Owl Credit Income Senior Loan Fund, LLC (f/k/a ORCIC Senior Loan Fund, LLC)*	LLC Interest	November 2, 2022
Patriot Holdings SCSp (dba Corza Health, Inc.)	Class A Units	January 29, 2021
Patriot Holdings SCSp (dba Corza Health, Inc.)	Class B Units	January 29, 2021
PCF Holdco, LLC (dba PCF Insurance Services)	Preferred equity	February 13, 2023
PCF Holdco, LLC (dba PCF Insurance Services)	Class A Units	November 1, 2021
PCF Holdco, LLC (dba PCF Insurance Services)	Class A Unit Warrants	February 13, 2023
Picard Holdco, Inc.	Series A Preferred Stock	September 29, 2022
Project Alpine Co-Invest Fund, L.P.	LP Interest	June 13, 2022

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)

Portfolio Company	Investment	Acquisition Date
Project Hotel California Co-Invest Fund, L.P.	LP Interest	August 9, 2022
Rhea Acquisition Holdings, LP	Series A-2 Units	February 18, 2022
Romulus Intermediate Holdings 1 Inc. (dba PetVet)	Series A Preferred Stock	November 15, 2023
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand)	Series A Preferred Stock	October 14, 2021
Thunder Topco L.P. (dba Vector Solutions)	Common Units	June 30, 2021
Vestwell Holdings, Inc.	Series D Preferred Stock	December 20, 2023
Walker Edison Holdco LLC	Common Equity	March 1, 2023
WMC Bidco, Inc. (dba West Monroe)	Senior Preferred Stock	November 8, 2021
WP Irving Co-Invest, L.P.	Partnership Units	May 18, 2022
XOMA Corporation	Warrants	December 15, 2023
Zoro TopCo, Inc.	Class A Common Units	November 22, 2022
Zoro TopCo, Inc.	Series A Preferred Stock	November 22, 2022
__________________
*Refer to Note 4 “Investments - Blue Owl Credit Income Senior Loan Fund LLC”, for further information.
**Refer to Note 3 “Agreements and Related Party Transactions - Controlled/Affiliated Portfolio Companies”.
(23)As of December 31, 2023, the net estimated unrealized gain on investments for U.S. federal income tax purposes was $155.0 million based on a tax cost basis of $16.5 billion. As of December 31, 2023, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $24.1 million. As of December 31, 2023, the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $179.1 million.
(24)Investment is non-income producing.
(25)Investment is not pledged as collateral under the Revolving Credit Facility, SPV Asset Facilities and CLOs.
(26)We invest in this portfolio company through underlying blocker entities Hercules Blocker 1 LLC, Hercules Blocker 2 LLC, Hercules Blocker 3 LLC, Hercules Blocker 4 LLC, and Hercules Blocker 5 LLC.
(27)Unless otherwise indicated, the Company’s portfolio companies are pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility, SPV Asset Facilities and CLOs. See Note 6 “Debt”.
(28)As defined in the 1940 Act, the Company is deemed to be an “affiliated person” of this portfolio company as the Company owns more than 5% but less than 25% of the portfolio company’s voting securities or has the power to exercise control over management or policies of such portfolio company, including through a management agreement (“non-controlled affiliate”). Transactions related to investments in non-controlled affiliates for the period ended December 31, 2023 were as follows:

Company	Fair value as of December 31, 2022	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair value as of December 31, 2023	Dividend Income	Interest Income	Other Income
LSI Financing 1 DAC	$6,175	$73,099	$(6,952)	$6,084	$—	$78,406	$774	$—	$—
Total	$6,175	$73,099	$(6,952)	$6,084	$—	$78,406	$774	$—	$—
__________________
(a)Gross additions may include increases in the cost basis of investments resulting from new investments, amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing portfolio company into this controlled affiliated category from a different category.
(b)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.
(29)As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” and has “Control” of this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2023
(Amounts in thousands, except share amounts)
management or policies of such portfolio company, including through a management agreement (“controlled affiliate”). The Company’s investment in controlled affiliates for the period ended December 31, 2023 were as follows:

Company	Fair value as of December 31, 2022	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair value as of December 31, 2023	Dividend Income	Interest and PIK Income	Other Income
AAM Series 2.1 Aviation Feeder, LLC(c)	$1,568	$76,909	$—	$(1)	$—	$78,476	$—	$617	$—
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(c)	—	64,806	—	33	—	64,839	—	1,899	—
Fifth Season Investments LLC	89,680	67,131	—	(17)	—	156,794	4,963	—	—
Blue Owl Credit Income Senior Loan Fund, LLC	140,394	119,658	—	13,389	—	273,441	31,396	—	—
Total	$231,642	$328,504	$—	$13,404	$—	$573,550	$36,359	$2,516	$—
__________________
(a)Gross additions may include increases in the cost basis of investments resulting from new investments, amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing portfolio company into this controlled affiliated category from a different category.
(b)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.
(c)In connection with its investment in AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC and AAM Series 2.1 Aviation Feeder, LLC (collectively, “Amergin AssetCo”) the Company made a minority investment in Amergin Asset Management, LLC which has entered into a Servicing Agreement with Amergin AssetCo.
(30)Investment was on non-accrual status as of December 31, 2023.
(31)Investment measured at net asset value (“NAV”).
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2022
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Non-controlled/non-affiliated portfolio company investments
Debt Investments(5)
Advertising and media
Global Music Rights, LLC(7)	First lien senior secured loan	L +	5.50%	08/2028	$83,531	$82,119	$83,530	1.6%
Global Music Rights, LLC(7)(17)(18)	First lien senior secured revolving loan	L +	5.75%	08/2027	—	(116)	—	—%
The NPD Group, L.P.(9)	First lien senior secured loan	SR +	6.25% (2.75% PIK)	12/2028	224,081	219,669	219,600	4.2%
The NPD Group, L.P.(9)(17)	First lien senior secured revolving loan	SR +	5.75%	12/2027	1,712	1,449	1,427	—%
					309,324	303,121	304,557	5.8%
Aerospace and Defense
Bleriot US Bidco Inc.(7)(22)	First lien senior secured loan	L +	4.00%	10/2026	$5,096	$5,095	$5,031	0.1%
ManTech International Corporation(10)	First lien senior secured loan	SR +	5.75%	09/2029	14,181	13,907	13,898	0.3%
ManTech International Corporation(10)(17)(18)(19)	First lien senior secured delayed draw term loan	SR +	5.75%	09/2024	—	(32)	(34)	—%
ManTech International Corporation(10)(17)(18)	First lien senior secured revolving loan	SR +	5.75%	09/2028	—	(34)	(36)	—%
Peraton Corp.(6)(22)	First lien senior secured loan	L +	3.75%	02/2028	14,746	14,722	14,377	0.3%
Peraton Corp.(6)(22)	Second lien senior secured loan	L +	7.75%	02/2029	4,854	4,795	4,599	0.1%
					38,877	38,453	37,835	0.8%
Automotive
Holley Inc.(7)(22)	First lien senior secured loan	L +	3.75%	11/2028	$2,348	$2,339	$2,027	—%
Mavis Tire Express Services Topco Corp.(9)(22)	First lien senior secured loan	SR +	4.00%	05/2028	9,850	9,811	9,378	0.2%
OAC Holdings I Corp. (dba Omega Holdings)(10)	First lien senior secured loan	SR +	5.00%	03/2029	9,142	8,974	8,867	0.2%
OAC Holdings I Corp. (dba Omega Holdings)(10)(17)	First lien senior secured revolving loan	SR +	5.00%	03/2028	1,433	1,388	1,356	—%
Power Stop, LLC(7)(21)	First lien senior secured loan	L +	4.75%	01/2029	29,775	29,509	26,798	0.5%
Spotless Brands, LLC(10)	First lien senior secured loan	SR +	6.50%	07/2028	54,425	53,397	53,335	1.1%
Spotless Brands, LLC(10)(17)(18)	First lien senior secured revolving loan	SR +	6.50%	07/2028	—	(27)	(29)	—%
					106,973	105,391	101,732	2.0%
Asset Based Lending and Fund Finance
Hg Genesis 9 Sumoco Limited(13)(23)	Unsecured facility	E+	7.00% PIK	03/2027	$124,092	$127,414	$124,092	2.4%
Hg Saturn LuchaCo Limited(14)(23)	Unsecured facility	S +	7.50% PIK	03/2026	1,898	2,144	1,874	—%
					125,990	129,558	125,966	2.4%
Buildings and real estate
Associations, Inc.(10)	First lien senior secured loan	SR +	6.50% (2.50% PIK)	07/2027	$104,673	$103,666	$104,412	2.0%
Associations, Inc.(10)(17)(18)	First lien senior secured revolving loan	SR +	6.50%	07/2027	—	(36)	(12)	—%
Associations, Inc.(10)(17)(19)	First lien senior secured delayed draw term loan	SR +	6.50% (2.50% PIK)	06/2024	4,565	4,024	4,413	0.1%
CoreLogic Inc.(6)(22)	First lien senior secured loan	L +	3.50%	06/2028	42,056	41,236	34,962	0.7%
Dodge Construction Network, LLC(11)	First lien senior secured loan	SR +	4.75%	02/2029	17,114	16,878	14,547	0.3%
RealPage, Inc.(6)(21)(22)	First lien senior secured loan	L +	3.00%	04/2028	14,203	14,187	13,478	0.3%
RealPage, Inc.(6)	Second lien senior secured loan	L +	6.50%	04/2029	27,500	27,146	26,330	0.5%
Wrench Group LLC(7)	First lien senior secured loan	L +	4.00%	04/2026	10,545	10,410	10,176	0.2%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2022
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
					220,656	217,511	208,306	4.1%
Business services
Access CIG, LLC(6)	Second lien senior secured loan	L +	7.75%	02/2026	$2,385	$2,379	$2,373	—%
BrightView Landscapes, LLC(9)(21)(22)	First lien senior secured loan	SR +	3.25%	04/2029	9,353	9,029	8,979	0.2%
ConnectWise, LLC(6)(22)	First lien senior secured loan	L +	3.50%	09/2028	30,003	30,065	28,436	0.5%
CoreTrust Purchasing Group LLC(10)	First lien senior secured loan	SR +	6.75%	10/2029	97,393	95,495	95,445	1.8%
CoreTrust Purchasing Group LLC(10)(17)(18)(19)	First lien senior secured delayed draw term loan	SR +	6.75%	09/2024	—	(68)	(71)	—%
CoreTrust Purchasing Group LLC(10)(17)(18)	First lien senior secured revolving loan	SR +	6.75%	10/2029	—	(269)	(284)	—%
Denali BuyerCo, LLC (dba Summit Companies)(7)	First lien senior secured loan	L +	5.75%	09/2028	131,499	129,752	130,184	2.5%
Denali BuyerCo, LLC (dba Summit Companies)(7)	First lien senior secured loan	L +	5.75%	09/2028	35,205	34,470	34,853	0.7%
Denali BuyerCo, LLC (dba Summit Companies)(7)(17)(19)	First lien senior secured delayed draw term loan	L +	5.75%	09/2023	27,343	26,953	27,070	0.5%
Denali BuyerCo, LLC (dba Summit Companies)(7)(17)(18)	First lien senior secured revolving loan	L +	5.75%	09/2027	—	(101)	(100)	—%
Diamondback Acquisition, Inc. (dba Sphera)(6)	First lien senior secured loan	L +	5.50%	09/2028	47,348	46,544	46,874	0.9%
Diamondback Acquisition, Inc. (dba Sphera)(6)(17)(18)(19)	First lien senior secured delayed draw term loan	L +	5.50%	09/2023	—	(78)	—	—%
Entertainment Benefits Group, LLC(9)	First lien senior secured loan	SR +	4.75%	05/2028	75,023	74,343	75,023	1.4%
Entertainment Benefits Group, LLC(9)(17)	First lien senior secured revolving loan	SR +	4.75%	04/2027	7,733	7,633	7,733	0.1%
Fullsteam Operations, LLC(7)(17)(19)	First lien senior secured delayed draw term loan	L +	7.50% (3.00% PIK)	05/2024	48,970	47,520	47,953	0.9%
Hercules Borrower, LLC (dba The Vincit Group)(7)	First lien senior secured loan	L +	6.50%	12/2026	808	799	806	—%
Hercules Borrower, LLC (dba The Vincit Group)(7)	First lien senior secured loan	L +	5.50%	12/2026	2,193	2,176	2,155	—%
Hercules Borrower, LLC (dba The Vincit Group)(7)(17)(19)	First lien senior secured delayed draw term loan	L +	5.50%	09/2023	10,346	10,258	10,091	0.2%
Hercules Borrower, LLC (dba The Vincit Group)(8)(17)	First lien senior secured revolving loan	L +	6.50%	12/2026	10	9	10	—%
Hercules Buyer, LLC (dba The Vincit Group)(16)(28)	Unsecured notes		0.48% PIK	12/2029	24	24	24	—%
Kaseya Inc.(10)	First lien senior secured loan	SR +	5.75%	06/2029	71,717	70,363	71,000	1.4%
Kaseya Inc.(10)(17)(18)(19)	First lien senior secured delayed draw term loan	SR +	5.75%	06/2024	—	(40)	—	—%
Kaseya Inc.(10)(17)(18)	First lien senior secured revolving loan	SR +	5.75%	06/2029	—	(80)	(43)	—%
KPSKY Acquisition, Inc. (dba BluSky)(6)	First lien senior secured loan	L +	5.50%	10/2028	84,239	82,789	82,133	1.6%
KPSKY Acquisition, Inc. (dba BluSky)(15)(17)(19)	First lien senior secured delayed draw term loan	P +	4.50%	06/2024	2,363	2,167	2,055	—%
Packers Holdings, LLC(6)(22)	First lien senior secured loan	L +	3.25%	03/2028	34,003	33,860	29,583	0.6%
Ping Identity Holding Corp.(9)	First lien senior secured loan	SR +	7.00%	10/2029	21,818	21,498	21,491	0.4%
Ping Identity Holding Corp.(9)(17)(18)	First lien senior secured revolving loan	SR +	7.00%	10/2028	—	(32)	(33)	—%
					739,776	727,458	723,740	13.7%
Chemicals
Aruba Investments Holdings LLC (dba Angus Chemical Company)(6)	First lien senior secured loan	L +	3.75%	11/2027	$12,902	$12,696	$12,515	0.2%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2022
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Aruba Investments Holdings, LLC (dba Angus Chemical Company)(6)	Second lien senior secured loan	L +	7.75%	11/2028	40,137	40,125	39,535	0.8%
Douglas Products and Packaging Company LLC(9)	First lien senior secured loan	SR +	7.00%	06/2025	24,432	24,193	24,188	0.5%
Douglas Products and Packaging Company LLC(17)(18)	First lien senior secured revolving loan	SR +	7.00%	06/2025	—	(31)	(32)	—%
Gaylord Chemical Company, L.L.C.(7)	First lien senior secured loan	L +	6.50%	03/2027	103,309	102,462	103,309	2.0%
Gaylord Chemical Company, L.L.C.(7)(17)(18)	First lien senior secured revolving loan	L +	6.00%	03/2026	—	(29)	—	—%
Velocity HoldCo III Inc. (dba VelocityEHS)(8)	First lien senior secured loan	L +	5.75%	04/2027	2,323	2,283	2,323	—%
Velocity HoldCo III Inc. (dba VelocityEHS)(6)(17)	First lien senior secured revolving loan	L +	5.75%	04/2026	28	26	28	—%
					183,131	181,725	181,866	3.5%
Consumer products
ConAir Holdings LLC(7)	Second lien senior secured loan	L +	7.50%	05/2029	$32,500	$32,051	$29,575	0.6%
Foundation Consumer Brands, LLC(7)	First lien senior secured loan	L +	5.50%	02/2027	49,710	49,722	49,585	0.9%
Lignetics Investment Corp.(7)	First lien senior secured loan	L +	6.00%	11/2027	75,706	74,909	74,192	1.4%
Lignetics Investment Corp.(7)(17)(18)(19)	First lien senior secured delayed draw term loan	L +	6.00%	11/2023	—	(96)	(191)	—%
Lignetics Investment Corp.(6)(17)	First lien senior secured revolving loan	L +	6.00%	10/2026	6,882	6,772	6,653	0.1%
Olaplex, Inc.(9)(23)	First lien senior secured loan	SR +	3.50%	02/2029	40,473	40,335	38,045	0.7%
SWK BUYER, Inc. (dba Stonewall Kitchen)(11)	First lien senior secured loan	SR +	5.25%	03/2029	59,674	58,613	57,884	1.1%
SWK BUYER, Inc. (dba Stonewall Kitchen)(9)(17)	First lien senior secured revolving loan	SR +	5.25%	03/2029	1,953	1,854	1,785	—%
SWK BUYER, Inc. (dba Stonewall Kitchen)(11)(17)(18)(19)	First lien senior secured delayed draw term loan	SR +	5.25%	03/2024	—	(123)	(279)	—%
					266,898	264,037	257,249	4.8%
Containers and packaging
Ascend Buyer, LLC (dba PPC Flexible Packaging)(9)	First lien senior secured loan	SR +	6.25%	10/2028	$49,704	$49,278	$49,331	0.9%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(9)(17)(18)	First lien senior secured revolving loan	SR +	6.25%	09/2027	—	(40)	(38)	—%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(9)	First lien senior secured loan	SR +	6.25%	09/2028	30,694	30,096	30,464	0.6%
Berlin Packaging L.L.C.(6)(21)(22)	First lien senior secured loan	L +	3.75%	03/2028	15,009	14,628	14,412	0.3%
BW Holding, Inc.(10)	First lien senior secured loan	SR +	4.00%	12/2028	14,076	13,907	12,950	0.2%
Charter NEX US, Inc.(6)(21)(22)	First lien senior secured loan	L +	3.75%	12/2027	34,957	34,477	33,898	0.6%
Five Star Lower Holding LLC(11)	First lien senior secured loan	SR +	4.25%	05/2029	21,820	21,539	21,275	0.4%
Fortis Solutions Group, LLC(7)	First lien senior secured loan	L +	5.50%	10/2028	67,451	66,277	65,596	1.2%
Fortis Solutions Group, LLC(7)(17)(18)(19)	First lien senior secured delayed draw term loan	L +	5.50%	10/2023	—	(4)	(3)	—%
Fortis Solutions Group, LLC(8)(17)	First lien senior secured revolving loan	L +	5.50%	10/2027	900	792	714	—%
Indigo Buyer, Inc. (dba Inovar Packaging Group)(10)	First lien senior secured loan	SR +	5.75%	05/2028	82,137	81,386	82,137	1.6%
Indigo Buyer, Inc. (dba Inovar Packaging Group)(10)(17)(19)	First lien senior secured delayed draw term loan	SR +	5.75%	05/2024	—	—	—	—%
Indigo Buyer, Inc. (dba Inovar Packaging Group)(10)(17)	First lien senior secured revolving loan	SR +	5.75%	05/2028	2,117	2,003	2,117	—%
Pregis Topco LLC(10)(21)(22)	First lien senior secured loan	SR +	3.75%	07/2026	4,987	4,928	4,838	0.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2022
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Pregis Topco LLC(6)	Second lien senior secured loan	L +	6.75%	08/2029	30,000	29,999	29,625	0.6%
Pregis Topco LLC(6)	Second lien senior secured loan	L +	7.75%	08/2029	2,500	2,500	2,488	—%
Ring Container Technologies Group, LLC(6)(22)	First lien senior secured loan	L +	3.50%	08/2028	16,250	16,202	16,007	0.3%
Tricorbraun Holdings, Inc.(6)(21)(22)	First lien senior secured loan	L +	3.25%	03/2028	15,886	15,511	15,123	0.3%
					388,488	383,479	380,934	7.1%
Distribution
ABB/Con-cise Optical Group LLC(8)	First lien senior secured loan	L +	7.50%	02/2028	$35,206	$34,736	$35,117	0.7%
ABB/Con-cise Optical Group LLC(8)(17)	First lien senior secured revolving loan	L +	7.50%	02/2028	3,510	3,463	3,501	0.1%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(9)(22)	First lien senior secured loan	SR +	4.63%	06/2026	31,823	30,838	30,869	0.6%
Dealer Tire, LLC(9)	First lien senior secured loan	SR +	4.50%	12/2025	5,048	5,055	4,973	0.1%
Dealer Tire, LLC(16)(21)	Unsecured notes		8.00%	02/2028	56,120	54,928	47,842	0.9%
Formerra, LLC(10)	First lien senior secured loan	SR +	7.25%	11/2028	5,250	5,083	5,079	0.1%
Formerra, LLC(10)(17)(18)(19)	First lien senior secured delayed draw term loan	SR +	7.25%	11/2023	—	(3)	(3)	—%
Formerra, LLC(10)(17)(18)	First lien senior secured revolving loan	SR +	7.25%	11/2028	—	(17)	(17)	—%
Individual Foodservice Holdings, LLC(10)	First lien senior secured loan	SR +	6.25%	11/2025	1,292	1,279	1,288	—%
Individual Foodservice Holdings, LLC(7)	First lien senior secured loan	L +	6.25%	11/2025	62,804	62,341	62,648	1.2%
Individual Foodservice Holdings, LLC(10)	First lien senior secured loan	SR +	6.75%	11/2025	1,952	1,933	1,952	—%
Individual Foodservice Holdings, LLC(7)(17)(19)	First lien senior secured delayed draw term loan	L +	6.25%	11/2023	18,151	17,847	18,059	0.3%
Individual Foodservice Holdings, LLC(10)(17)(18)(19)	First lien senior secured delayed draw term loan	SR +	6.75%	12/2023	—	(80)	—	—%
Individual Foodservice Holdings, LLC(10)(17)(18)	First lien senior secured revolving loan	SR +	6.25%	11/2024	—	(1)	—	—%
SRS Distribution, Inc.(6)(22)	First lien senior secured loan	L +	3.50%	06/2028	24,139	23,899	23,052	0.4%
White Cap Supply Holdings, LLC(9)(21)(22)	First lien senior secured loan	SR +	3.75%	10/2027	11,614	11,169	11,212	0.2%
					256,909	252,470	245,572	4.6%
Education
CIG Emerald Holding LLC(10)(23)	First lien senior secured loan	SR +	6.50%	06/2027	$78,000	$77,124	$77,609	1.5%
Community Brands ParentCo, LLC(9)	First lien senior secured loan	SR +	5.75%	02/2028	31,636	31,083	31,161	0.6%
Community Brands ParentCo, LLC(9)(17)(18)(19)	First lien senior secured delayed draw term loan	SR +	5.75%	02/2024	—	(32)	(19)	—%
Community Brands ParentCo, LLC(9)(17)(18)	First lien senior secured revolving loan	SR +	5.75%	02/2028	—	(32)	(28)	—%
Severin Acquisition, LLC (dba Powerschool)(10)(22)	First lien senior secured loan	SR +	3.00%	08/2025	14,858	14,844	14,747	0.3%
Sophia, L.P.(9)	First lien senior secured loan	SR +	4.25%	10/2027	15,113	14,978	15,075	0.3%
Pluralsight, LLC(7)	First lien senior secured loan	L +	8.00%	04/2027	6,255	6,192	6,161	0.1%
Pluralsight, LLC(6)(17)	First lien senior secured revolving loan	L +	8.00%	04/2027	196	192	190	—%
					146,058	144,349	144,896	2.8%
Energy equipment and services
Pike Corp.(6)(21)(22)	First lien senior secured loan	L +	3.00%	01/2028	$5,991	$5,976	$5,900	0.1%
					5,991	5,976	5,900	0.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2022
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Financial services
Acuris Finance US, Inc. (ION Analytics) (10)(21)(22)	First lien senior secured loan	SR +	4.00%	02/2028	$10,500	$10,429	$10,304	0.2%
AxiomSL Group, Inc.(6)	First lien senior secured loan	L +	5.75%	12/2027	34,831	34,540	34,309	0.7%
AxiomSL Group, Inc.(6)(17)(18)(19)	First lien senior secured delayed draw term loan	L +	6.00%	07/2023	—	(8)	(11)	—%
AxiomSL Group, Inc.(6)(17)(18)	First lien senior secured revolving loan	L +	6.50%	12/2025	—	(18)	(39)	—%
Computer Services, Inc. (dba CSI)(10)	First lien senior secured loan	SR +	6.75%	11/2029	30,500	29,898	29,890	0.6%
Muine Gall, LLC(8)(23)(27)	First lien senior secured loan	L +	7.00% PIK	09/2024	94,583	95,126	92,218	1.8%
NMI Acquisitionco, Inc. (dba Network Merchants)(6)	First lien senior secured loan	L +	5.75%	09/2025	5,671	5,631	5,600	0.1%
NMI Acquisitionco, Inc. (dba Network Merchants)(6)	First lien senior secured loan	L +	5.75%	09/2025	2,143	2,128	2,117	—%
NMI Acquisitionco, Inc. (dba Network Merchants)(6)	First lien senior secured loan	L +	5.75%	09/2025	150	149	149	—%
NMI Acquisitionco, Inc. (dba Network Merchants)(6)	First lien senior secured loan	L +	5.75%	09/2025	508	504	502	—%
NMI Acquisitionco, Inc. (dba Network Merchants)(6)(17)(19)	First lien senior secured delayed draw term loan	L +	5.75%	10/2023	1,999	1,975	1,969	—%
NMI Acquisitionco, Inc. (dba Network Merchants)(6)(17)(18)	First lien senior secured revolving loan	L +	5.75%	09/2025	—	(6)	(7)	—%
Smarsh Inc.(11)	First lien senior secured loan	SR +	6.50%	02/2029	83,048	82,296	82,217	1.6%
Smarsh Inc.(11)(17)(19)	First lien senior secured delayed draw term loan	SR +	6.50%	02/2024	10,381	10,188	10,277	0.2%
Smarsh Inc.(11)(17)(18)	First lien senior secured revolving loan	SR +	6.50%	02/2029	—	(45)	(52)	—%
					274,314	272,787	269,443	5.2%
Food and beverage
Balrog Acquisition, Inc. (dba Bakemark)(7)	First lien senior secured loan	L +	4.00%	09/2028	$13,860	$13,739	$13,548	0.3%
Balrog Acquisition, Inc. (dba BakeMark)(7)	Second lien senior secured loan	L +	7.00%	09/2029	6,000	5,956	5,940	0.1%
CFS Brands, LLC(8)	First lien senior secured loan	L +	3.00%	03/2025	44,294	43,100	41,858	0.8%
Dessert Holdings(7)	First lien senior secured loan	L +	4.00%	06/2028	19,800	19,712	18,315	0.3%
Hissho Sushi Merger Sub LLC(10)	First lien senior secured loan	SR +	5.75%	05/2028	113,118	112,079	112,835	2.1%
Hissho Sushi Merger Sub LLC(10)(17)	First lien senior secured revolving loan	SR +	5.75%	05/2028	1,749	1,671	1,727	—%
Innovation Ventures HoldCo, LLC (dba 5 Hour Energy)(9)	First lien senior secured loan	SR +	6.25%	03/2027	275,000	270,490	269,500	5.1%
KBP Brands, LLC(10)	First lien senior secured loan	SR +	6.50% (0.50% PIK)	05/2027	14,690	14,530	14,360	0.3%
KBP Brands, LLC(10)(17)(19)	First lien senior secured delayed draw term loan	SR +	6.00% (0.50% PIK)	12/2023	33,381	33,019	32,614	0.6%
Naked Juice LLC (dba Tropicana)(10)(22)	First lien senior secured loan	SR +	3.25%	01/2029	14,302	14,277	12,756	0.2%
Ole Smoky Distillery, LLC(9)	First lien senior secured loan	SR +	5.25%	03/2028	24,909	24,463	24,411	0.5%
Ole Smoky Distillery, LLC(9)(17)(18)	First lien senior secured revolving loan	SR +	5.25%	03/2028	—	(58)	(66)	—%
Pegasus BidCo B.V.(10)(21)(23)	First lien senior secured loan	SR +	4.25%	07/2029	5,500	5,448	5,321	0.1%
Shearer's Foods, LLC(6)(22)	First lien senior secured loan	L +	3.50%	09/2027	39,567	39,566	37,632	0.7%
Sovos Brands Intermediate, Inc.(7)(22)	First lien senior secured loan	L +	3.50%	06/2028	10,145	10,137	9,858	0.2%
Ultimate Baked Goods Midco, LLC(6)	First lien senior secured loan	L +	6.50%	08/2027	16,335	16,004	15,845	0.3%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2022
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Ultimate Baked Goods Midco, LLC(6)(17)	First lien senior secured revolving loan	L +	6.50%	08/2027	525	487	465	—%
					633,175	624,620	616,919	11.6%
Healthcare equipment and services
Canadian Hospital Specialties Ltd.(12)(23)	First lien senior secured loan	C +	4.50%	04/2028	$3,258	$3,480	$3,184	0.1%
Canadian Hospital Specialties Ltd.(17)(18)(19)(23)	First lien senior secured delayed draw term loan	C +	4.50%	04/2023	—	(6)	(10)	—%
Canadian Hospital Specialties Ltd.(12)(23)	First lien senior secured delayed draw term loan	C +	4.50%	04/2028	112	121	110	—%
Canadian Hospital Specialties Ltd.(12)(23)	First lien senior secured delayed draw term loan	C +	4.50%	04/2028	125	134	122	—%
Canadian Hospital Specialties Ltd.(12)(17)(23)	First lien senior secured revolving loan	C +	4.50%	04/2027	190	167	180	—%
Confluent Medical Technologies, Inc.(10)	First lien senior secured loan	SR +	3.75%	02/2029	24,975	24,863	23,664	0.5%
Confluent Medical Technologies, Inc.(10)	Second lien senior secured loan	SR +	6.50%	02/2030	46,000	45,154	43,585	0.8%
Dermatology Intermediate Holdings III, Inc(9)(21)	First lien senior secured loan	SR +	4.25%	04/2029	13,103	12,864	12,841	0.2%
Dermatology Intermediate Holdings III, Inc(9)(17)(19)	First lien senior secured delayed draw term loan	SR +	4.25%	04/2024	2,219	2,155	2,175	—%
CSC MKG Topco LLC. (dba Medical Knowledge Group)(6)	First lien senior secured loan	L +	5.75%	02/2029	97,711	95,958	95,513	1.8%
CSC MKG Topco LLC. (dba Medical Knowledge Group)(10)	First lien senior secured loan	SR +	5.75%	02/2029	3,085	2,989	3,015	0.1%
Medline Borrower, LP(6)(22)	First lien senior secured loan	L +	3.25%	10/2028	24,813	24,709	23,547	0.4%
Medline Borrower, LP(6)(17)(18)	First lien senior secured revolving loan	L +	3.25%	10/2026	—	(34)	(136)	—%
Natus Medical Inc.(10)(21)	First lien senior secured loan	SR +	5.50%	07/2029	500	467	468	—%
Packaging Coordinators Midco, Inc.(7)	Second lien senior secured loan	L +	7.00%	12/2029	53,918	52,397	50,953	1.0%
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(10)(23)	First lien senior secured loan	SR +	6.75%	01/2028	50,902	50,237	50,266	0.9%
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(10)(17)(23)	First lien senior secured revolving loan	SR +	6.75%	01/2026	19	18	18	—%
Rhea Parent, Inc.(10)	First lien senior secured loan	SR +	5.75%	02/2029	77,379	75,982	75,638	1.4%
					398,309	391,655	385,133	7.2%
Healthcare providers and services
Covetrus, Inc.(10)(22)	First lien senior secured loan	SR +	5.00%	10/2029	$7,490	$7,052	$6,999	0.1%
Covetrus Inc.(10)	Second lien senior secured loan	SR +	9.25%	10/2030	160,000	156,786	156,736	3.0%
Ex Vivo Parent Inc. (dba OB Hospitalist)(7)	First lien senior secured loan	L +	9.50%	09/2028	30,503	29,972	29,816	0.6%
Engage Debtco Limited(10)(23)	First lien senior secured loan	SR +	5.75%	07/2029	60,833	59,389	59,464	1.1%
Engage Debtco Limited(9)(23)	First lien senior secured loan	SR +	7.25%	07/2029	30,367	29,456	30,139	0.6%
Engage Debtco Limited(10)(23)	First lien senior secured delayed draw term loan	SR +	5.75%	07/2029	19,750	19,285	19,306	0.4%
MJH Healthcare Holdings, LLC(9)(21)	First lien senior secured loan	SR +	3.50%	01/2029	19,850	19,779	19,056	0.4%
Natural Partners, LLC(8)(23)	First lien senior secured loan	L +	6.00%	11/2027	68,679	67,476	67,306	1.3%
Natural Partners, LLC(8)(17)(18)(23)	First lien senior secured revolving loan	L +	6.00%	11/2027	—	(87)	(101)	—%
OB Hospitalist Group, Inc.(7)	First lien senior secured loan	L +	5.50%	09/2027	61,193	60,186	60,429	1.2%
OB Hospitalist Group, Inc.(7)(17)	First lien senior secured revolving loan	L +	5.50%	09/2027	2,771	2,645	2,671	0.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2022
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Pacific BidCo Inc.(10)(23)	First lien senior secured loan	SR +	5.75%	08/2029	161,148	157,289	157,522	3.0%
Pacific BidCo Inc.(10)(17)(18)(19)(23)	First lien senior secured delayed draw term loan	SR +	5.25%	08/2025	—	(211)	(179)	—%
Parexel International, Inc. (dba Parexel)(6)(22)	First lien senior secured loan	L +	3.25%	11/2028	19,850	19,764	19,084	0.4%
Parexel International, Inc. (dba Parexel)(6)	Second lien senior secured loan	L +	6.50%	11/2029	140,000	138,699	137,200	2.6%
Physician Partners, LLC(9)(22)	First lien senior secured loan	SR +	4.00%	12/2028	12,878	12,763	12,240	0.2%
Plasma Buyer LLC (dba Pathgroup)(9)	First lien senior secured loan	SR +	5.75%	05/2029	109,857	107,814	107,934	2.1%
Plasma Buyer LLC (dba Pathgroup)(9)(17)(18)(19)	First lien senior secured delayed draw term loan	SR +	5.75%	05/2024	—	(259)	(214)	—%
Plasma Buyer LLC (dba Pathgroup)(9)(17)(18)	First lien senior secured revolving loan	SR +	5.75%	05/2028	—	(219)	(214)	—%
Pediatric Associates Holding Company, LLC(6)(21)	First lien senior secured loan	L +	3.25%	12/2028	19,850	19,774	18,808	0.4%
Pediatric Associates Holding Company, LLC(6)(17)(19)	First lien senior secured delayed draw term loan	L +	3.25%	02/2024	1,763	1,758	1,586	—%
PPV Intermediate Holdings, LLC(10)	First lien senior secured loan	SR +	5.75%	08/2029	144,149	141,541	141,266	2.7%
PPV Intermediate Holdings, LLC(10)(17)	First lien senior secured revolving loan	SR +	5.75%	08/2029	3,201	2,975	2,964	0.1%
PPV Intermediate Holdings, LLC(10)(17)(18)(19)	First lien senior secured delayed draw term loan	SR +	5.75%	09/2024	—	(235)	(192)	—%
TC Holdings, LLC (dba TrialCard)(10)	First lien senior secured loan	SR +	5.00%	04/2027	64,408	63,844	64,247	1.2%
TC Holdings, LLC (dba TrialCard)(10)(17)(18)	First lien senior secured revolving loan	SR +	5.00%	04/2027	—	(67)	(19)	—%
Tivity Health, Inc(10)	First lien senior secured loan	SR +	6.00%	06/2029	151,620	148,052	149,346	2.8%
Unified Women's Healthcare, LP(9)	First lien senior secured loan	SR +	5.25%	06/2029	80,664	80,094	80,664	1.5%
Unified Women's Healthcare, LP(9)(17)(18)(19)	First lien senior secured delayed draw term loan	SR +	5.25%	06/2024	—	(21)	—	—%
Unified Women's Healthcare, LP(9)(17)(18)	First lien senior secured revolving loan	SR +	5.50%	06/2029	—	(56)	—	—%
Quva Pharma, Inc. (7)	First lien senior secured loan	L +	5.50%	04/2028	4,489	4,381	4,399	0.1%
Quva Pharma, Inc. (7)(17)	First lien senior secured revolving loan	L +	5.50%	04/2026	218	209	209	—%
WP CityMD Bidco LLC(6)(21)(22)	First lien senior secured loan	L +	3.25%	12/2028	19,294	19,245	19,247	0.4%
Diagnostic Services Holdings, Inc. (dba Rayus Radiology)(6)	First lien senior secured loan	L +	5.50%	03/2025	120,215	120,215	119,012	2.3%
Vermont Aus Pty Ltd.(10)(23)	First lien senior secured loan	SR +	5.50%	03/2028	54,091	52,885	52,739	1.0%
					1,569,131	1,542,173	1,539,470	29.6%
Healthcare technology
Athenahealth Group Inc.(9)(22)	First lien senior secured loan	SR +	3.50%	02/2029	$29,634	$29,215	$26,683	0.5%
Athenahealth Group Inc.(9)(17)(18)(19)(22)	First lien senior secured delayed draw term loan	SR +	3.50%	08/2023	—	(34)	(344)	—%
BCPE Osprey Buyer, Inc. (dba PartsSource)(7)	First lien senior secured loan	L +	5.75%	08/2028	53,767	53,044	52,557	1.0%
BCPE Osprey Buyer, Inc. (dba PartsSource)(7)(17)(18)(19)	First lien senior secured delayed draw term loan	L +	5.75%	08/2023	—	(189)	(349)	—%
BCPE Osprey Buyer, Inc. (dba PartsSource)(7)(17)(18)	First lien senior secured revolving loan	L +	5.75%	08/2026	—	(54)	(105)	—%
Color Intermediate, LLC(10)	First lien senior secured loan	SR +	5.50%	10/2029	9,234	9,054	9,050	0.2%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2022
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
IMO Investor Holdings, Inc.(11)	First lien senior secured loan	SR +	6.00%	05/2029	20,794	20,407	20,534	0.4%
IMO Investor Holdings, Inc.(11)(17)(18)(19)	First lien senior secured delayed draw term loan	SR +	6.00%	05/2024	—	(45)	(12)	—%
IMO Investor Holdings, Inc.(11)(17)	First lien senior secured revolving loan	SR +	6.00%	05/2028	472	427	440	—%
Interoperability Bidco, Inc. (dba Lyniate)(10)	First lien senior secured loan	SR +	7.00%	12/2026	75,948	75,530	75,378	1.4%
Interoperability Bidco, Inc. (dba Lyniate)(7)(17)	First lien senior secured revolving loan	L +	7.00%	12/2024	1,739	1,724	1,713	—%
GI Ranger Intermediate, LLC (dba Rectangle Health)(10)	First lien senior secured loan	SR +	6.00%	10/2028	20,817	20,457	20,296	0.4%
GI Ranger Intermediate, LLC (dba Rectangle Health)(10)(17)(19)	First lien senior secured delayed draw term loan	SR +	6.00%	03/2024	2,394	2,283	2,220	—%
GI Ranger Intermediate, LLC (dba Rectangle Health)(10)(17)	First lien senior secured revolving loan	SR +	6.00%	10/2027	167	140	125	—%
Imprivata, Inc.(9)(22)	First lien senior secured loan	SR +	4.25%	12/2027	10,556	10,264	10,160	0.2%
Imprivata, Inc.(9)	Second lien senior secured loan	SR +	6.25%	12/2028	50,294	49,791	49,036	0.9%
Ocala Bidco, Inc.(7)	First lien senior secured loan	L +	6.25% (2.75% PIK)	11/2028	81,511	79,789	79,473	1.5%
Ocala Bidco, Inc.(7)(17)(18)(19)	First lien senior secured delayed draw term loan	L +	3.50%	05/2024	—	(89)	(106)	—%
Ocala Bidco, Inc.(7)	Second lien senior secured loan	L +	10.50% PIK	11/2033	42,611	41,889	41,972	0.8%
Intelerad Medical Systems Inc.(10)(23)	First lien senior secured loan	SR +	6.50%	08/2026	30,081	29,779	29,930	0.6%
Intelerad Medical Systems Inc.(9)(23)	First lien senior secured revolving loan	SR +	6.50%	08/2026	1,145	1,145	1,139	—%
PointClickCare Technologies Inc.(10)(23)	First lien senior secured loan	SR +	4.00%	12/2027	19,850	19,587	19,503	0.4%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(6)(22)	First lien senior secured loan	L +	3.25%	03/2028	14,396	13,922	13,581	0.3%
					465,410	458,036	452,874	8.6%
Household products
Aptive Environmental, LLC(16)	First lien senior secured loan		12.00% (6.00% PIK)	01/2026	$8,559	$7,179	$7,703	0.1%
Mario Purchaser, LLC (dba Len the Plumber)(9)	First lien senior secured loan	SR +	5.75%	04/2029	75,902	74,499	75,143	1.4%
Mario Purchaser, LLC (dba Len the Plumber)(9)(17)(19)	First lien senior secured delayed draw term loan	SR +	5.75%	04/2024	11,760	11,285	11,642	0.2%
Mario Purchaser, LLC (dba Len the Plumber)(9)(17)(18)	First lien senior secured revolving loan	SR +	5.75%	04/2028	—	(142)	(80)	—%
Mario Midco Holdings, Inc. (dba Len the Plumber)(9)	Unsecured facility	SR +	10.75% PIK	04/2032	23,752	23,124	23,396	0.4%
Simplisafe Holding Corporation(9)	First lien senior secured loan	SR +	6.25%	05/2028	127,753	125,429	126,156	2.4%
Simplisafe Holding Corporation(9)(17)(18)(19)	First lien senior secured delayed draw term loan	SR +	6.25%	05/2024	—	(143)	(40)	—%
Southern Air & Heat Holdings, LLC(7)	First lien senior secured loan	L +	4.50%	10/2027	1,079	1,066	1,060	—%
Southern Air & Heat Holdings, LLC(8)(17)(19)	First lien senior secured delayed draw term loan	L +	4.50%	10/2023	810	797	791	—%
Southern Air & Heat Holdings, LLC(7)(17)	First lien senior secured revolving loan	L +	4.50%	10/2027	79	76	74	—%
Walker Edison Furniture Company LLC(7)(32)	First lien senior secured loan	L +	8.75% (3.00% PIK)	03/2027	10,199	9,867	5,214	0.1%
					259,893	253,037	251,059	4.6%
Human resource support services
Cornerstone OnDemand, Inc.(6)(21)	First lien senior secured loan	L +	3.75%	10/2028	$19,850	$19,765	$18,858	0.4%
Cornerstone OnDemand, Inc.(6)	Second lien senior secured loan	L +	6.50%	10/2029	44,583	43,991	42,800	0.8%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2022
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
IG Investments Holdings, LLC (dba Insight Global)(6)	First lien senior secured loan	L +	6.00%	09/2028	48,031	47,231	47,431	0.9%
IG Investments Holdings, LLC (dba Insight Global)(6)(17)	First lien senior secured revolving loan	L +	6.00%	09/2027	1,445	1,388	1,400	—%
					113,909	112,375	110,489	2.1%
Infrastructure and environmental services
Aegion Corp.(6)(21)	First lien senior secured loan	L +	4.75%	05/2028	$4,937	$4,918	$4,617	0.1%
The Goldfield Corp.(9)	First lien senior secured loan	SR +	6.25%	12/2026	995	977	983	—%
Osmose Utilities Services, Inc.(6)(21)(22)	First lien senior secured loan	L +	3.25%	06/2028	14,799	14,766	14,022	0.3%
USIC Holdings, Inc.(6)(21)(22)	First lien senior secured loan	L +	3.50%	05/2028	4,938	4,918	4,704	0.1%
USIC Holdings, Inc.(6)(21)	Second lien senior secured loan	L +	6.50%	05/2029	39,691	39,481	36,913	0.7%
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(11)	First lien senior secured loan	SR +	5.75%	03/2028	32,447	31,869	31,798	0.6%
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(9)(17)	First lien senior secured revolving loan	SR +	5.75%	03/2028	949	856	842	—%
					98,756	97,785	93,879	1.8%
Insurance
Acrisure, LLC(10)(22)	First lien senior secured loan	SR +	5.75%	02/2027	$12,500	$11,892	$12,375	0.2%
Acrisure, LLC(6)(22)	First lien senior secured loan	L +	3.50%	02/2027	8,728	8,226	8,182	0.2%
Acrisure, LLC(6)(22)	First lien senior secured loan	L +	4.25%	02/2027	1,995	1,936	1,930	—%
Acrisure, LLC(10)(22)	First lien senior secured loan	SR +	3.75%	02/2027	1,995	1,906	1,890	—%
Alera Group, Inc.(9)	First lien senior secured loan	SR +	6.00%	10/2028	149,990	147,175	148,864	2.8%
AmeriLife Holdings LLC(10)	First lien senior secured loan	SR +	5.75%	08/2029	130,182	127,670	127,904	2.4%
AmeriLife Holdings LLC(10)(17)(18)	First lien senior secured revolving loan	SR +	5.75%	08/2028	—	(307)	(285)	—%
AmeriLife Holdings LLC(11)(17)(19)	First lien senior secured delayed draw term loan	SR +	5.75%	09/2024	21,697	21,177	21,236	0.4%
AssuredPartners, Inc.(6)(22)	First lien senior secured loan	L +	3.50%	02/2027	7,880	7,880	7,624	0.1%
AssuredPartners, Inc.(9)(22)	First lien senior secured loan	SR +	3.50%	02/2027	24,813	24,760	24,068	0.5%
AssuredPartners, Inc.(9)(22)	First lien senior secured loan	SR +	4.25%	02/2027	4,988	4,818	4,875	0.1%
Asurion, LLC(6)(22)	First lien senior secured loan	L +	3.00%	11/2024	21,295	20,601	20,657	0.4%
Asurion, LLC(6)(22)	Second lien senior secured loan	L +	5.25%	01/2029	154,017	150,387	119,040	2.3%
Brightway Holdings, LLC(6)	First lien senior secured loan	L +	6.50%	12/2027	17,761	17,570	17,405	0.3%
Brightway Holdings, LLC(6)(17)(18)	First lien senior secured revolving loan	L +	6.50%	12/2027	—	(22)	(42)	—%
Evolution BuyerCo, Inc. (dba SIAA)(10)	First lien senior secured loan	SR +	6.25%	04/2028	26,336	26,094	25,941	0.4%
Evolution BuyerCo, Inc. (dba SIAA)(10)(17)(19)	First lien senior secured delayed draw term loan	SR +	6.75%	12/2023	1,400	1,400	1,386	—%
Evolution BuyerCo, Inc. (dba SIAA)(10)(17)(18)	First lien senior secured revolving loan	SR +	6.25%	04/2027	—	(7)	(10)	—%
Hyperion Refinance S.a.r.l (dba Howden Group)(9)(23)	First lien senior secured loan	SR +	5.25%	11/2027	38,177	37,436	37,414	0.7%
Hyperion Refinance S.a.r.l (dba Howden Group)(9)(17)(19)(23)	First lien senior secured delayed draw term loan	SR +	5.25%	04/2023	—	—	—	—%
KUSRP Intermediate, Inc. (dba U.S. Retirement and Benefits Partners)(8)	First lien senior secured loan	L +	9.50% PIK	07/2028	13,670	13,460	13,499	0.3%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2022
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
KWOR Acquisition, Inc. (dba Alacrity Solutions)(6)(17)(18)(19)	First lien senior secured delayed draw term loan	L +	5.25%	06/2024	—	(80)	—	—%
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(8)	First lien senior secured loan	L +	6.00%	11/2028	133,649	132,347	133,316	2.5%
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(11)(17)(19)	First lien senior secured delayed draw term loan	SR +	6.00%	12/2023	60,469	59,959	60,317	1.1%
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(8)(17)(18)	First lien senior secured revolving loan	L +	6.00%	11/2027	—	(21)	(6)	—%
PCF Midco II, LLC (dba PCF Insurance Services)(16)	First lien senior secured loan		9.00% PIK	10/2031	49,242	45,330	44,318	0.8%
Tempo Buyer Corp. (dba Global Claims Services)(7)	First lien senior secured loan	L +	5.50%	08/2028	36,159	35,548	35,255	0.7%
Tempo Buyer Corp. (dba Global Claims Services)(7)(17)(18)(19)	First lien senior secured delayed draw term loan	L +	5.50%	08/2023	—	(83)	(155)	—%
Tempo Buyer Corp. (dba Global Claims Services)(15)(17)	First lien senior secured revolving loan	P +	4.50%	08/2027	413	333	284	—%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(7)	First lien senior secured loan	L +	5.50%	07/2027	14,904	14,666	14,606	0.3%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(15)(17)(18)	First lien senior secured revolving loan	P +	5.50%	07/2027	—	(17)	(22)	—%
KWOR Acquisition, Inc. (dba Alacrity Solutions)(6)	First lien senior secured loan	L +	5.25%	12/2028	32,703	32,285	32,436	0.6%
KWOR Acquisition, Inc. (dba Alacrity Solutions)(6)(17)(18)	First lien senior secured revolving loan	L +	5.25%	12/2027	—	(42)	(34)	—%
					964,963	944,277	914,268	17.1%
Internet software and services
Anaplan, Inc.(9)	First lien senior secured loan	SR +	6.50%	06/2029	$229,639	$227,472	$229,065	4.4%
Anaplan, Inc.(9)(17)(18)	First lien senior secured revolving loan	SR +	6.50%	06/2028	—	(151)	(41)	—%
Appfire Technologies, LLC(10)	First lien senior secured loan	SR +	5.50%	03/2027	1,996	1,983	1,981	—%
Appfire Technologies, LLC(10)(17)(18)(19)	First lien senior secured delayed draw term loan	SR +	5.50%	06/2024	—	(122)	—	—%
Appfire Technologies, LLC(10)(17)	First lien senior secured revolving loan	SR +	5.50%	03/2027	93	72	81	—%
Avalara, Inc.(10)	First lien senior secured loan	SR +	7.25%	10/2028	70,455	69,424	69,398	1.3%
Avalara, Inc.(10)(17)(18)	First lien senior secured revolving loan	SR +	7.25%	10/2028	—	(102)	(106)	—%
Armstrong Bidco Limited (dba The Access Group)(14)(23)	First lien senior secured loan	SA +	5.25%	06/2029	31,962	31,917	31,562	0.6%
Armstrong Bidco Limited (dba The Access Group)(14)(17)(19)(23)	First lien senior secured delayed draw term loan	SA +	5.25%	06/2025	12,942	12,914	12,780	0.2%
Barracuda Parent, LLC(10)(22)	First lien senior secured loan	SR +	4.50%	08/2029	24,400	23,699	23,485	0.4%
Barracuda Parent, LLC(10)	Second lien senior secured loan	SR +	7.00%	08/2030	93,250	90,535	89,054	1.7%
Bayshore Intermediate #2, L.P. (dba Boomi)(6)	First lien senior secured loan	L +	7.75% PIK	10/2028	21,395	21,023	20,967	0.4%
Bayshore Intermediate #2, L.P. (dba Boomi)(6)(17)	First lien senior secured revolving loan	L +	6.75%	10/2027	532	503	500	—%
BCPE Nucleon (DE) SPV, LP(8)(23)	First lien senior secured loan	L +	7.00%	09/2026	24,012	23,799	23,952	0.5%
BCTO BSI Buyer, Inc. (dba Buildertrend)(10)	First lien senior secured loan	SR +	8.00% PIK	12/2026	1,059	1,050	1,059	—%
BCTO BSI Buyer, Inc. (dba Buildertrend)(10)(17)(18)	First lien senior secured revolving loan	SR +	8.00%	12/2026	—	(2)	—	—%
BTRS Holdings Inc. (dba Billtrust)(10)	First lien senior secured loan	SR +	8.00%	12/2028	10,850	10,527	10,548	0.2%
BTRS Holdings Inc. (dba Billtrust)(17)(18)(19)	First lien senior secured delayed draw term loan	SR +	7.00%	12/2024	—	—	(26)	—%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2022
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
BTRS Holdings Inc. (dba Billtrust)(17)(18)	First lien senior secured revolving loan	SR +	7.00%	12/2028	—	(34)	(32)	—%
CivicPlus, LLC(7)	First lien senior secured loan	L +	6.75% (2.50% PIK)	08/2027	27,539	27,299	27,471	0.6%
CivicPlus, LLC(7)(17)(18)	First lien senior secured revolving loan	L +	6.25%	08/2027	—	(19)	(6)	—%
CP PIK Debt Issuer, LLC (dba CivicPlus, LLC)(11)	Unsecured notes	SR +	11.75% PIK	06/2034	14,315	13,930	14,100	0.3%
Delta TopCo, Inc. (dba Infoblox, Inc.)(10)(22)	First lien senior secured loan	SR +	3.75%	12/2027	4,314	4,289	3,974	0.1%
Delta TopCo, Inc. (dba Infoblox, Inc.)(10)	Second lien senior secured loan	SR +	7.25%	12/2028	49,222	48,964	45,776	0.9%
EET Buyer, Inc. (dba e-Emphasys)(8)	First lien senior secured loan	L +	5.25%	11/2027	19,399	19,236	19,399	0.4%
EET Buyer, Inc. (dba e-Emphasys)(8)(17)(18)	First lien senior secured revolving loan	L +	5.75%	11/2027	—	(16)	—	—%
GovBrands Intermediate, Inc.(7)	First lien senior secured loan	L +	5.50%	08/2027	8,262	8,097	7,891	0.2%
GovBrands Intermediate, Inc.(15)(17)(19)	First lien senior secured delayed draw term loan	P +	4.50%	08/2023	1,864	1,819	1,752	—%
GovBrands Intermediate, Inc.(7)(17)	First lien senior secured revolving loan	L +	5.50%	08/2027	793	776	753	—%
Granicus, Inc.(6)	First lien senior secured loan	L +	5.50%	01/2027	1,816	1,784	1,771	—%
Granicus, Inc.(6)(17)	First lien senior secured revolving loan	L +	6.50%	01/2027	54	51	50	—%
Granicus, Inc.(6)	First lien senior secured delayed draw term loan	L +	6.00%	01/2027	343	338	334	—%
Grayshift, LLC(9)	First lien senior secured loan	SR +	7.50%	07/2028	22,468	22,257	22,299	0.4%
Grayshift, LLC(9)(17)(18)	First lien senior secured revolving loan	SR +	7.50%	07/2028	—	(22)	(18)	—%
GS Acquisitionco, Inc. (dba insightsoftware)(7)	First lien senior secured loan	L +	5.75%	05/2026	8,994	8,959	8,949	0.2%
Help/Systems Holdings, Inc.(10)(22)	First lien senior secured loan	SR +	4.00%	11/2026	64,534	64,244	57,919	1.1%
Help/Systems Holdings, Inc.(10)	Second lien senior secured loan	SR +	6.75%	11/2027	25,000	24,753	22,500	0.4%
Hyland Software, Inc.(6)(22)	First lien senior secured loan	L +	3.50%	07/2024	23,656	23,442	23,308	0.4%
Hyland Software, Inc.(6)	Second lien senior secured loan	L +	6.25%	07/2025	60,517	60,275	57,188	1.1%
Ivanti Software, Inc.(7)	Second lien senior secured loan	L +	7.25%	12/2028	19,000	18,916	14,250	0.3%
MessageBird BidCo B.V.(6)(23)	First lien senior secured loan	L +	6.75%	05/2027	5,000	4,915	4,888	0.1%
Ministry Brands Holdings, LLC.(6)	First lien senior secured loan	L +	5.50%	12/2028	49,064	48,195	47,838	0.9%
Ministry Brands Holdings, LLC.(6)(17)(18)(19)	First lien senior secured delayed draw term loan	L +	5.50%	12/2023	—	(135)	(237)	—%
Ministry Brands Holdings, LLC.(6)(17)	First lien senior secured revolving loan	L +	5.50%	12/2027	2,373	2,294	2,254	—%
Mitnick Corporate Purchaser, Inc.(9)(17)(21)	First lien senior secured revolving loan	SR +	3.50%	05/2027	663	669	663	—%
QAD Inc.(6)	First lien senior secured loan	L +	6.00%	11/2027	46,151	45,375	44,997	0.9%
QAD Inc.(6)(17)(18)	First lien senior secured revolving loan	L +	6.00%	11/2027	—	(97)	(150)	—%
Perforce Software, Inc.(9)	First lien senior secured loan	SR +	4.50%	07/2026	14,925	14,602	14,701	0.3%
Proofpoint, Inc.(7)(22)	First lien senior secured loan	L +	3.25%	08/2028	3,232	3,122	3,101	0.1%
Proofpoint, Inc.(7)	Second lien senior secured loan	L +	6.25%	08/2029	7,500	7,467	7,181	0.1%
Sailpoint Technologies Holdings, Inc.(9)	First lien senior secured loan	SR +	6.25%	08/2029	59,880	58,663	58,682	1.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2022
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Sailpoint Technologies Holdings, Inc.(9)(17)(18)	First lien senior secured revolving loan	SR +	6.25%	08/2028	—	(107)	(114)	—%
Securonix, Inc.(10)	First lien senior secured loan	SR +	6.50%	04/2028	29,661	29,394	29,364	0.6%
Securonix, Inc.(10)(17)(18)	First lien senior secured revolving loan	SR +	6.50%	04/2028	—	(47)	(53)	—%
Sophos Holdings, LLC(7)(22)(23)	First lien senior secured loan	L +	3.50%	03/2027	20,134	20,078	19,480	0.4%
Tahoe Finco, LLC(6)(23)	First lien senior secured loan	L +	6.00%	09/2028	83,721	83,003	82,256	1.6%
Tahoe Finco, LLC(6)(17)(18)(23)	First lien senior secured revolving loan	L +	6.00%	10/2027	—	(50)	(110)	—%
Thunder Purchaser, Inc. (dba Vector Solutions)(7)	First lien senior secured loan	L +	5.75%	06/2028	11,942	11,844	11,703	0.1%
Thunder Purchaser, Inc. (dba Vector Solutions)(7)(17)	First lien senior secured revolving loan	L +	5.75%	06/2027	245	240	231	—%
Thunder Purchaser, Inc. (dba Vector Solutions)(7)(17)(19)	First lien senior secured delayed draw term loan	L +	5.75%	08/2023	731	724	704	—%
When I Work, Inc.(7)	First lien senior secured loan	L +	7.00% PIK	11/2027	23,410	23,223	22,942	0.4%
Zendesk, Inc.(10)	First lien senior secured loan	SR +	6.50%	11/2028	120,319	117,945	117,311	2.2%
Zendesk, Inc.(10)(17)(18)(19)	First lien senior secured delayed draw term loan	SR +	6.50%	11/2024	—	(1,098)	(451)	—%
Zendesk, Inc.(10)(17)(18)	First lien senior secured revolving loan	SR +	6.50%	11/2028	—	(243)	(310)	—%
When I Work, Inc.(7)(17)(18)	First lien senior secured revolving loan	L +	6.00%	11/2027	—	(34)	(83)	—%
					1,353,626	1,333,821	1,310,675	24.9%
Leisure and entertainment
Troon Golf, L.L.C.(8)	First lien senior secured loan	L +	5.75%	08/2027	$93,412	$93,037	$93,412	1.8%
Troon Golf, L.L.C.(8)(17)(18)	First lien senior secured revolving loan	L +	6.00%	08/2026	—	(26)	—	—%
Troon Golf, L.L.C.(7)(17)(19)	First lien senior secured delayed draw term loan	L +	5.75%	05/2024	39,850	39,275	39,850	0.8%
					133,262	132,286	133,262	2.6%
Manufacturing
ACR Group Borrower, LLC(7)	First lien senior secured loan	L +	4.50%	03/2028	$4,063	$4,016	$3,972	0.1%
ACR Group Borrower, LLC(10)	First lien senior secured loan	SR +	6.00%	03/2028	873	861	866	—%
ACR Group Borrower, LLC(7)(17)	First lien senior secured revolving loan	L +	4.50%	03/2026	337	329	318	—%
BCPE Watson (DE) ORML, LP(11)(23)(27)	First lien senior secured loan	SR +	6.50%	07/2028	101,500	100,550	100,485	1.9%
Engineered Machinery Holdings, Inc. (dba Duravant)(7)(22)	First lien senior secured loan	L +	3.75%	05/2028	4,950	4,930	4,783	0.1%
Engineered Machinery Holdings, Inc. (dba Duravant)(7)(21)	Second lien senior secured loan	L +	6.50%	05/2029	37,181	37,026	36,902	0.7%
Engineered Machinery Holdings, Inc. (dba Duravant)(7)	Second lien senior secured loan	L +	6.00%	05/2029	19,160	19,115	18,921	0.4%
Gloves Buyer, Inc. (dba Protective Industrial Products)(6)	First lien senior secured loan	L +	4.00%	12/2027	18,775	18,433	18,634	0.4%
Gloves Buyer, Inc. (dba Protective Industrial Products)(6)	Second lien senior secured loan	L +	8.25%	12/2028	11,728	11,457	11,553	0.2%
MHE Intermediate Holdings, LLC (dba OnPoint Group)(11)	First lien senior secured loan	SR +	6.00%	07/2027	87,049	86,306	86,177	1.7%
MHE Intermediate Holdings, LLC (dba OnPoint Group)(11)	First lien senior secured loan	SR +	6.25%	07/2027	12,968	12,722	12,870	0.2%
MHE Intermediate Holdings, LLC (dba OnPoint Group)(11)(17)	First lien senior secured revolving loan	SR +	6.00%	07/2027	500	473	464	—%
Pro Mach Group, Inc.(6)(22)	First lien senior secured loan	L +	4.00%	08/2028	30,628	30,462	29,740	0.6%
					329,712	326,680	325,685	6.3%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2022
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Professional Services
Apex Group Treasury, LLC(9)(23)	First lien senior secured loan	SR +	5.00%	07/2028	$25,000	$23,509	$24,000	0.5%
Apex Group Treasury, LLC(7)(23)	Second lien senior secured loan	L +	6.75%	07/2029	11,618	11,444	11,037	0.2%
Apex Service Partners, LLC(11)	First lien senior secured delayed draw term loan	SR +	5.50%	07/2025	91,701	90,581	91,013	1.7%
Apex Service Partners, LLC(11)(17)	First lien senior secured revolving loan	SR +	5.25%	07/2025	2,875	2,821	2,841	0.1%
Apex Service Partners Intermediate 2, LLC(16)	First lien senior secured loan		12.50% PIK	07/2027	5,120	5,003	5,017	0.1%
Corporation Service Company(9)(21)(22)	First lien senior secured loan	SR +	3.25%	11/2029	3,000	2,914	2,963	0.1%
EM Midco2 Ltd. (dba Element Materials Technology)(10)(21)(23)	First lien senior secured loan	SR +	4.25%	06/2029	27,948	27,916	27,388	0.5%
Guidehouse Inc.(6)	First lien senior secured loan	L +	6.25%	10/2028	106,731	105,657	105,664	2.0%
Relativity ODA LLC(6)	First lien senior secured loan	L +	7.75% PIK	05/2027	4,984	4,933	4,972	0.1%
Relativity ODA LLC(6)(17)(18)	First lien senior secured revolving loan	L +	6.50%	05/2027	—	(5)	(1)	—%
Sovos Compliance, LLC(6)(22)	First lien senior secured loan	L +	4.50%	08/2028	24,330	23,965	22,383	0.4%
Vistage Worldwide, Inc.(9)(21)	First lien senior secured loan	SR +	5.25%	07/2029	4,988	4,857	4,863	0.1%
					308,295	303,595	302,140	5.8%
Specialty retail
Central Parent, Inc.(10)(22)	First lien senior secured loan	SR +	4.50%	07/2029	$9,400	$9,133	$9,304	0.2%
Ideal Image Development, LLC(9)	First lien senior secured loan	SR +	6.50%	09/2027	5,839	5,729	5,737	0.1%
Ideal Image Development, LLC(9)(17)(18)(19)	First lien senior secured delayed draw term loan	SR +	6.50%	03/2024	—	(3)	(2)	—%
Ideal Image Development, LLC(9)(17)(18)	First lien senior secured revolving loan	SR +	6.50%	09/2027	—	(17)	(16)	—%
Notorious Topco, LLC (dba Beauty Industry Group)(10)	First lien senior secured loan	SR +	6.75%	11/2027	60,306	59,536	60,005	1.1%
Notorious Topco, LLC (dba Beauty Industry Group)(10)	First lien senior secured loan	SR +	6.75%	11/2027	164,259	162,023	163,437	3.1%
Notorious Topco, LLC (dba Beauty Industry Group)(10)(17)(19)	First lien senior secured delayed draw term loan	SR +	6.75%	11/2023	5,255	5,148	5,229	0.1%
Notorious Topco, LLC (dba Beauty Industry Group)(10)(17)	First lien senior secured revolving loan	SR +	6.75%	05/2027	880	817	854	—%
Milan Laser Holdings LLC(9)	First lien senior secured loan	SR +	5.00%	04/2027	20,424	20,270	20,424	0.4%
Milan Laser Holdings LLC(9)(17)(18)	First lien senior secured revolving loan	SR +	5.00%	04/2026	—	(12)	—	—%
The Shade Store, LLC(10)	First lien senior secured loan	SR +	6.00%	10/2027	67,500	66,799	65,644	1.3%
The Shade Store, LLC(10)	First lien senior secured loan	SR +	7.00%	10/2026	10,714	10,411	10,527	0.2%
The Shade Store, LLC(10)(17)	First lien senior secured revolving loan	SR +	6.00%	10/2026	1,909	1,845	1,722	—%
					346,486	341,679	342,865	6.5%
Telecommunications
Park Place Technologies, LLC(9)(22)	First lien senior secured loan	SR +	5.00%	11/2027	$1,145	$1,111	$1,076	—%
					1,145	1,111	1,076	—%
Transportation
Motus Group, LLC(6)	Second lien senior secured loan	L +	6.50%	12/2029	$10,000	$9,910	$9,800	0.2%
Safe Fleet Holdings, LLC(9)(22)	First lien senior secured loan	SR +	3.75%	02/2029	26,052	25,451	25,140	0.5%
					36,052	35,361	34,940	0.7%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2022
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Total non-controlled/non-affiliated portfolio company debt investments					$10,075,509	$9,924,806	$9,802,730	186.3%
Equity Investments
Automotive
CD&R Value Building Partners I, L.P. (dba Belron)(23)(24)(26)	LP Interest		N/A	N/A	33,061	$33,108	$33,957	0.6%
Metis HoldCo, Inc. (dba Mavis Tire Express Services)(16)(24)	Series A Convertible Preferred Stock		7.00% PIK	N/A	12,085	11,781	11,632	0.2%
						44,889	45,589	0.8%
Buildings and real estate
Associations Finance, Inc.(16)(24)	Preferred Stock		12.00% PIK	N/A	215,000,000	$217,148	$218,299	4.2%
Dodge Construction Network Holdings, L.P.(10)(24)	Series A Preferred Units	SR +	8.25% PIK	N/A	—	3	3	—%
Dodge Construction Network Holdings, L.P.(24)(26)	Class A-2 Common Units		N/A	N/A	143,963	123	122	—%
						217,274	218,424	4.2%
Business services
Denali Holding LP (dba Summit Companies)(24)(26)	Class A Units		N/A	N/A	686,513	$7,076	$8,837	0.2%
Hercules Buyer, LLC (dba The Vincit Group)(24)(26)(28)	Common Units		N/A	N/A	10,000	10	11	—%
Knockout Intermediate Holdings I Inc. (dba Kaseya)(16)(24)	Perpetual Preferred Stock		11.75% PIK	N/A	53,600	52,327	52,930	1.0%
						59,413	61,778	1.2%
Consumer products
ASP Conair Holdings LP(24)(26)	Class A Units		N/A	N/A	9,286	$929	$833	—%
						929	833	—%
Food and beverage
Hissho Sushi Holdings, LLC(24)(26)	Class A Units		N/A	N/A	941,780	$9,418	$10,404	0.2%
						9,418	10,404	0.2%
Healthcare equipment and services
Maia Aggregator, LP(24)(26)	Class A-2 Units		N/A	N/A	12,921,348	$12,921	$13,711	0.3%
KPCI Holdings, L.P.(24)(26)	Class A Units		N/A	N/A	1,781	2,313	2,472	—%
Patriot Holdings SCSp (dba Corza Health, Inc.)(16)(23)(24)	Class A Units		8.00% PIK	N/A	982	1,073	1,086	—%
Patriot Holdings SCSp (dba Corza Health, Inc.)(23)(24)(26)	Class B Units		N/A	N/A	13,517	146	158	—%
Rhea Acquisition Holdings, LP(24)(26)	Series A-2 Units		N/A	N/A	11,964,286	11,964	11,964	0.2%
						28,417	29,391	0.5%
Healthcare providers and services
KOBHG Holdings, L.P. (dba OB Hospitalist)(24)(26)	Class A Interests		N/A	N/A	3,520	$3,520	$3,269	0.1%
						3,520	3,269	0.1%
Healthcare technology
Minerva Holdco, Inc.(16)(24)	Series A Preferred Stock		10.75% PIK	N/A	106,896	$105,050	$96,206	1.8%
BEHP Co-Investor II, L.P.(23)(24)(26)	LP Interest		N/A	N/A	1,269,969	1,266	1,265	—%
Orange Blossom Parent, Inc.(24)(26)	Common Equity		N/A	N/A	16,667	1,667	1,667	—%
WP Irving Co-Invest, L.P.(23)(24)(26)	Partnership Units		N/A	N/A	1,250,000	1,251	1,250	—%
						109,234	100,388	1.8%
Household products
Evology LLC(24)(26)	Class B Units		N/A	N/A	316	$1,512	$1,940	—%
						1,512	1,940	—%
Human resource support services
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand)(16)(24)	Series A Preferred Stock		10.50% PIK	N/A	13,711	$13,425	$12,408	0.2%
						13,425	12,408	0.2%
Insurance
Accelerate Topco Holdings, LLC(24)(26)	Common Units		N/A	N/A	88,211	$2,435	$2,435	—%
Evolution Parent, LP (dba SIAA)(24)(26)	LP Interest		N/A	N/A	2,703	270	270	—%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2022
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway)(24)(26)	LP Interest		N/A	N/A	421	426	421	—%
PCF Holdco, LLC (dba PCF Insurance Services)(24)(26)	Class A Units		N/A	N/A	6,047,390	15,336	27,614	0.5%
						18,467	30,740	0.5%
Internet software and services
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi)(24)(26)	Common Units		N/A	N/A	1,729,439	$1,729	$1,701	—%
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC)(23)(24)(26)	LP Interest		N/A	N/A	—	987	987	—%
Elliott Alto Co-Investor Aggregator L.P.(23)(24)(26)	LP Interest		N/A	N/A	6,530	6,549	6,530	0.1%
Picard Holdco, Inc.(10)(24)	Series A Preferred Stock	SR +	12.00% PIK	N/A	53,535	52,016	51,929	1.0%
MessageBird Holding B.V.(23)(24)(26)	Extended Series C Warrants		N/A	N/A	7,980	49	6	—%
Project Alpine Co-Invest Fund, L.P.(23)(24)(26)	LP Interest		N/A	N/A	17,000	17,010	17,000	0.3%
Thunder Topco L.P. (dba Vector Solutions)(24)(26)	Common Units		N/A	N/A	712,884	713	704	—%
WMC Bidco, Inc. (dba West Monroe)(16)(24)	Senior Preferred Stock		11.25% PIK	N/A	36,855	36,077	34,459	0.7%
Project Hotel California Co-Invest Fund, L.P.(23)(24)(26)	LP Interest		N/A	N/A	3,522	3,525	3,522	0.1%
BCTO WIW Holdings, Inc. (dba When I Work)(24)(26)	Class A Common Stock		N/A	N/A	57,000	5,700	5,134	0.1%
Zoro TopCo, Inc. (dba Zendesk, Inc.)(16)(24)	Series A Preferred Stock		12.50% PIK	N/A	16,562	15,982	15,982	0.3%
Zoro TopCo, L.P. (dba Zendesk, Inc.)(24)(26)	Class A Common Units		N/A	N/A	1,380,129	13,801	13,801	0.3%
						154,138	151,755	2.9%
Manufacturing
Gloves Holdings, LP (dba Protective Industrial Products)(24)(26)	LP Interest		N/A	N/A	1,000	$100	$118	—%
						100	118	—%
Total non-controlled/non-affiliated portfolio company equity investments						$660,736	$667,037	12.4%
Total non-controlled/non-affiliated portfolio company investments						$10,585,542	$10,469,767	198.7%

Non-controlled/affiliated portfolio company investments
Equity Investments
Healthcare technology
LSI Financing 1 DAC(23)(24)(26)(27)(30)	Preferred equity		N/A	N/A	6,175	$6,224	$6,175	0.1%
						6,224	6,175	0.1%
Total non-controlled/affiliated portfolio company equity investments						$6,224	$6,175	0.1%

Controlled/affiliated portfolio company investments
Asset Based Lending and Fund Finance
Amergin Asset Management, LLC(23)(24)(26)(31)	Class A Units		N/A	N/A	50,000,000	$—	$—	—%
AAM Series 2.1 Aviation Feeder, LLC(17)(19)(23)(24)(26)(31)	LLC Interest		N/A	N/A	1,568	1,569	1,568	—%
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(17)(19)(23)(24)(26)(31)	LLC Interest		N/A	N/A	—	—	—	—%
						1,569	1,568	—%
Insurance
Fifth Season Investments LLC(24)(26)(27)(31)	Class A Units		N/A	N/A	28	$89,680	$89,680	1.7%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2022
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
					89,680	89,680	1.7%

Investment Funds & Vehicles
ORCIC Senior Loan Fund LLC (21)(23)(24)(27)(31)(33)	LLC Interest	N/A	N/A	141,777	$141,777	$140,394	2.7%
					141,777	140,394	2.7%

Total controlled/affiliated portfolio company equity investments					$233,026	$231,642	4.4%
Total Investments					$10,824,792	$10,707,584	203.2%

	Interest Rate Swaps as of December 31, 2022
	Company Receives	Company Pays	Maturity Date	Notional Amount	Hedged Instrument	Footnote Reference
Interest rate swap	7.75%	S+ 3.84%	9/16/2027	$600,000	September 2027 Notes	Note 6
Total				$600,000
__________________
(1)Certain portfolio company investments are subject to contractual restrictions on sales.
(2)Unless otherwise indicated, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.
(3)Unless otherwise indicated, all investments are considered Level 3 investments.
(4)The amortized cost represents the original cost adjusted for the amortization and accretion of premiums and discounts, as applicable, on debt investments using the effective interest method.
(5)Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three-, six-, or twelve-month LIBOR), Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR), Euro Interbank Offered Rate (“EURIBOR” or “E”), Canadian Dollar Offered Rate (“CDOR” or “C”) (which can include one-, the-, six- or twelve-month CDOR), Sterling (SP) Overnight Interbank Average Rate (“SONIA” or “SA”) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate (“Prime” or “P”), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(6)The interest rate on these loans is subject to 1 month LIBOR, which as of December 31, 2022 was 4.39%.
(7)The interest rate on these loans is subject to 3 month LIBOR, which as of December 31, 2022 was 4.77%.
(8)The interest rate on these loans is subject to 6 month LIBOR, which as of December 31, 2022 was 5.14%.
(9)The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2022 was 4.36%
(10)The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2022 was 4.59%.
(11)The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2022 was 4.78%.
(12)The interest rate on these loans is subject to 3 month CDOR, which as of December 31, 2022 was 4.94%.
(13)The interest rate on these loans is subject to 3 month EURIBOR, which as of December 31, 2022 was 2.13%
(14)The interest rate on these loans is subject to SONIA, which as of December 31, 2022 was 3.43%.
(15)The interest rate on these loans is subject to Prime, which as of December 31, 2022 was 7.50%
(16)Investment does not contain a variable rate structure.
(17)Position or portion thereof is an unfunded loan or equity commitment. See Note 7 “Commitments and Contingencies”.
(18)The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.
(19)The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.
(20)Unless otherwise indicated, represents a co-investment made with the Company’s affiliates in accordance with the terms of exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Agreements and Related Party Transactions”.
(21)This portfolio company was not a co-investment made with the Company’s affiliates in accordance with the terms of exemptive relief that the Company received from the U.S. Securities and Exchange Commission.
(22)Level 2 Investment.
(23)This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. As of December 31, 2022, non-qualifying assets represented 12.8% of total assets as calculated in accordance with the regulatory requirements.
(24)Security acquired in transaction exempt from registration under the Securities Act of 1933, and may be deemed to be “restricted security” under the Securities Act. As of December 31, 2022, the aggregate fair value of these securities is $904.9 million, or 17.2% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Portfolio Company	Investment	Acquisition Date
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC**	LLC Interest	July 1, 2022

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2022
(Amounts in thousands, except share amounts)

Portfolio Company	Investment	Acquisition Date
AAM Series 2.1 Aviation Feeder, LLC**	LLC Interest	July 1, 2022
Accelerate Topco Holdings, LLC	Common Units	September 1, 2022
Amergin Asset Management, LLC	Class A Units	July 1, 2022
ASP Conair Holdings LP	Class A Units	May 17, 2021
Associations Finance, Inc.	Preferred Stock	June 10, 2022
BCTO WIW Holdings, Inc. (dba When I Work)	Class A Common Stock	November 2, 2021
BEHP Co-Investor II, L.P.	LP Interest	May 6, 2022
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi)	Common Units	October 1, 2021
CD&R Value Building Partners I, L.P. (dba Belron)	LP Interest	December 2, 2021
Denali Holding LP (dba Summit Companies)	Class A Units	September 14, 2021
Dodge Construction Network Holdings, L.P.	Class A-2 Common Units	February 23, 2022
Dodge Construction Network Holdings, L.P.	Series A Preferred Units	February 23, 2022
Elliott Alto Co-Investor Aggregator L.P.	LP Interest	September 28, 2022
Evology LLC	Class B Units	January 21, 2022
Evolution Parent, LP (dba SIAA)	LP Interest	April 30, 2021
Fifth Season Investments LLC (fka Chapford SMA Partnership, L.P.)**	Class A Units	October 17, 2022
Gloves Holding, LP (dba Protective Industrial Products)	LP Interest	December 28, 2020
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway)	LP Interest	December 16, 2021
Hercules Buyer, LLC (dba The Vincit Group)	Common Units	December 15, 2020
Hissho Sushi Holdings, LLC	Class A Units	May 17, 2022
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC)	LP Interest	June 8, 2022
Knockout Intermediate Holdings I Inc. (dba Kaseya)	Perpetual Preferred Stock	June 22, 2022
KOBHG Holdings, L.P. (dba OB Hospitalist)	Class A Interests	September 27, 2021
KPCI Holdings, L.P.	Class A Units	November 25, 2020
LSI Financing 1 DAC**	Preferred equity	December 14, 2022
Maia Aggregator, LP	Class A-2 Units	February 1, 2022
MessageBird Holding B.V.	Extended Series C Warrants	May 5, 2021
Metis HoldCo, Inc. (dba Mavis Tire Express Services)	Series A Convertible Preferred Stock	May 3, 2021
Minerva Holdco, Inc.	Series A Preferred Stock	February 14, 2022
Orange Blossom Parent, Inc.	Common Equity	July 29, 2022
ORCIC Senior Loan Fund, LLC*	LLC Interest	November 2, 2022
Patriot Holdings SCSp (dba Corza Health, Inc.)	Class A Units	January 29, 2021
Patriot Holdings SCSp (dba Corza Health, Inc.)	Class B Units	January 29, 2021
PCF Holdco, LLC (dba PCF Insurance Services)	Class A Units	November 1, 2021
Picard Holdco, Inc.	Series A Preferred Stock	September 29, 2022
Project Alpine Co-Invest Fund, L.P.	LP Interest	June 13, 2022
Project Hotel California Co-Invest Fund, L.P.	LP Interest	August 9, 2022
Rhea Acquistion Holdings, LP	Series A-2 Units	February 18, 2022
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand)	Series A Preferred Stock	October 14, 2021
Thunder Topco L.P. (dba Vector Solutions)	Common Units	June 30, 2021
WMC Bidco, Inc. (dba West Monroe)	Senior Preferred Stock	November 8, 2021
WP Irving Co-Invest, L.P.	Partnership Units	May 18, 2022
Zoro TopCo, Inc. (dba Zendesk)	Class A Common Units	November 22, 2022
Zoro TopCo, L.P. (dba Zendesk)	Series A Preferred Stock	November 22, 2022
__________________
*Refer to Note 4 “Investments - Blue Owl Credit Income Senior Loan Fund LLC”, for further information.
**Refer to Note 3 “Agreements and Related Party Transactions - Controlled/Affiliated Portfolio Companies”.
(25)As of December 31, 2022, the net estimated unrealized loss on investments for U.S. federal income tax purposes was $109.1 million based on a tax cost basis of $10.8 billion. As of December 31, 2022, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $158.9 million. As of December 31, 2022, the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $49.8 million.
(26)Investment is non-income producing.
(27)Investment is not pledged as collateral under the Revolving Credit Facility and the SPV Asset Facilities.

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments (Continued)
As of December 31, 2022
(Amounts in thousands, except share amounts)
(28)We invest in this portfolio company through underlying blocker entities Hercules Blocker 1 LLC, Hercules Blocker 2 LLC, Hercules Blocker 3 LLC, Hercules Blocker 4 LLC, and Hercules Blocker 5 LLC.
(29)Unless otherwise indicated, the Company’s portfolio companies are pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility and SPV Asset Facilities. See Note 6 “Debt”.
(30)As defined in the 1940 Act, the Company is deemed to be an “affiliated person” of this portfolio company as the Company owns more than 5% but less than 25% of the portfolio company’s voting securities or has the power to exercise control over management or policies of such portfolio company, including through a management agreement (“non-controlled affiliate”). Transactions related to investments in non-controlled affiliates for the year ended December 31, 2022 were as follows:

Company	Fair value as of December 31, 2021	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/ (Loss)	Realized Gain/(Loss)	Fair value as of December 31, 2022	Dividend Income	Other Income
LSI Financing 1 DAC	$—	$6,224	$—	$(49)	$—	$6,175	$—	$—
Total	$—	$6,224	$—	$(49)	$—	$6,175	$—	$—
__________________
(a)Gross additions may include increases in the cost basis of investments resulting from new investments, amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing portfolio company into this controlled affiliated category from a different category.
(b)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.
(31)As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” and has “Control” of this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company, including through a management agreement (“controlled affiliate”). The Company’s investment in controlled affiliates for the period ended December 31, 2022 were as follows:

Company	Fair value as of December 31, 2021	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/ (Loss)	Realized Gain/(Loss)	Fair value as of December 31, 2022	Dividend Income	Other Income
AAM Series 2.1 Aviation Feeder, LLC (c)	$—	$1,569	$—	$(1)	$—	$1,568	$—	$—
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC (c)	—	—	—	—	—	—	—	—
Fifth Season Investments LLC	—	99,162	(9,800)	—	—	89,680	201	—
ORCIC Senior Loan Fund LLC	—	141,777	—	(1,383)	—	140,394	3,171	—
Total	$—	$242,508	$(9,800)	$(1,384)	$—	$231,642	$3,372	$—
__________________
(a)Gross additions may include increases in the cost basis of investments resulting from new investments, amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing portfolio company into this controlled affiliated category from a different category.
(b)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.
(c)In connection with its investment in AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC and AAM Series 2.1 Aviation Feeder, LLC (collectively, “Amergin AssetCo”) the Company made a minority investment in Amergin Asset Management, LLC which has entered into a Servicing Agreement with Amergin AssetCo.
(32)Investment was on non-accrual status as of December 31, 2022.
(33)Investment measured at net asset value (“NAV”).
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Consolidated Statements of Changes in Net Assets
(Amounts in thousands)

	For the Years Ended December 31,
	2023	2022	2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$819,124	$346,851	$31,407
Net change in unrealized gain (loss)	196,202	(116,185)	3,564
Net realized gain (loss) on investments	(9,459)	(12,377)	919
Net Increase (Decrease) in Net Assets Resulting from Operations	1,005,867	218,289	35,890
Distributions
Class S	(223,672)	(97,794)	(8,186)
Class D	(57,125)	(27,139)	(3,758)
Class I	(415,047)	(176,401)	(19,131)
Net Decrease in Net Assets Resulting from Shareholders’ Distributions	(695,844)	(301,334)	(31,075)
Capital Share Transactions
Class S:
Issuance of shares of common stock	1,194,789	1,270,687	563,256
Share transfers between classes(1)	(2,614)	—	—
Repurchase of common shares	(75,799)	(54,182)	(150)
Reinvestment of shareholders’ distributions	82,376	32,022	1,877
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class S	1,198,752	1,248,527	564,983
Class D:
Issuance of shares of common stock	256,735	275,153	171,338
Share transfers between classes(1)	—	—	—
Repurchase of common shares	(34,058)	(7,645)	(106)
Reinvestment of shareholders’ distributions	24,077	10,905	1,274
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class D	246,754	278,413	172,506
Class I:
Issuance of shares of common stock	2,008,973	2,311,831	823,758
Share transfers between classes(1)	2,614	—	—
Repurchase of common shares	(277,409)	(143,936)	(1,504)
Reinvestment of shareholders’ distributions	153,086	57,235	3,897
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class I	1,887,264	2,225,130	826,151
Total Increase (Decrease) in Net Assets	3,642,793	3,669,026	1,568,455
Net Assets, at beginning of period	5,249,753	1,580,728	12,273
Net Assets, at end of period	$8,892,546	$5,249,753	$1,580,728
__________________
(1)In certain cases, and subject to the Dealer Manager’s approval, including in situations where a holder of Class S or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged into an equivalent net asset value amount of Class I shares.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Consolidated Statements of Cash Flows
(Amounts in thousands)

	For the Years Ended December 31,
	2023	2022	2021
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,005,867	$218,289	$35,890
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments, net	(7,082,209)	(8,651,238)	(3,598,788)
Proceeds from investments and investment repayments, net	1,516,330	1,012,027	503,814
Net change in unrealized (gain) loss on investments	(195,317)	114,990	(3,566)
Net change in unrealized (gain) loss on interest rate swap attributed to unsecured notes	12,533	449	—
Net change in unrealized (gain) loss on translation of assets and liabilities in foreign currencies	(892)	1,195	2
Net change in unrealized (gain) loss on Income tax (provision) benefit	7	—	—
Net realized (gain) loss on investments	8,940	12,748	(923)
Net realized (gain) loss on foreign currency transactions relating to investments	519	(371)	—
Paid-in-kind interest and dividends	(144,214)	(63,484)	(3,543)
Net amortization/accretion of premium/discount on investments	(45,498)	(17,946)	(3,079)
Amortization of debt issuance costs	17,912	10,657	1,638
Amortization of offering costs	3,295	3,661	2,972
Changes in operating assets and liabilities:
(Increase) decrease in interest receivable	(57,948)	(61,819)	(18,974)
(Increase) decrease in receivable from controlled affiliates	12,178	(20,202)	—
(Increase) decrease in receivable for investments sold	(28,508)	—	—
(Increase) decrease in due from affiliates	—	—	—
(Increase) decrease in prepaid expenses and other assets	(3,759)	(44)	(5,834)
Increase (decrease) in payable for investments purchased	125,372	14,343	27,363
Increase (decrease) in payables to affiliates	21,954	23,469	8,930
Increase (decrease) in tender payable	—	109,423	1,413
Increase (decrease) in accrued expenses and other liabilities	21,687	76,723	10,161
Net cash used in operating activities	(4,811,751)	(7,217,130)	(3,042,524)
Cash Flows from Financing Activities
Borrowings on debt	7,995,764	9,773,168	3,794,740
Repayments of debt	(5,635,000)	(5,776,501)	(2,256,200)
Debt issuance costs	(55,848)	(54,515)	(24,279)
Repurchase of common stock	(384,114)	(205,763)	(347)
Proceeds from issuance of common shares	3,460,497	3,857,671	1,556,938
Distributions paid to shareholders	(379,411)	(173,142)	(15,022)
Net cash provided by financing activities	5,001,888	7,420,918	3,055,830

Net increase (decrease) in cash and restricted cash, including foreign cash (restricted cash of $17,872 and $23,000, respectively)	190,137	203,788	13,306
Cash and restricted cash, including foreign cash, beginning of period (restricted cash of $23,000 and $0, respectively)	225,247	21,459	8,153
Cash and restricted cash, including foreign cash, end of period (restricted cash of $40,872 and $23,000, respectively)	$415,384	$225,247	$21,459
Supplemental and Non-Cash Information
Interest paid during the period	$422,568	$118,073	$5,390
Distributions declared during the period	$695,844	$301,334	$31,075
Reinvestment of distributions during the period	$259,539	$100,161	$7,048
Taxes, including excise tax, paid during the period	$195	$104	$11
Distributions payable	$93,930	$37,036	$9,005
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
Note 1. Organization and Principal Business
Blue Owl Credit Income Corp. (the “Company”) is a Maryland corporation formed on April 22, 2020. The Company was formed primarily to originate and make loans to, and make debt and equity investments in, U.S. middle market companies. The Company’s investment objective is to generate current income and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. The Company invests in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities which include common and preferred stock, securities convertible into common stock, and warrants. The Company may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets, which are often referred to as “junk” investments. The target credit investments will typically have maturities between three and ten years and generally range in size between $10 million and $125 million, although the investment size will vary with the size of the Company’s capital base. The Company intends, under normal circumstances, to invest directly, or indirectly through its investment in Blue Owl Credit Income Senior Loan Fund LLC or any similarly situated companies, at least 80% of the value of its total assets in credit investments. The Company defines “credit” to mean debt investments made in exchange for regular interest payments.
The Company is an externally managed closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has elected to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Because the Company has elected to be regulated as a BDC and as a RIC under the Code, the Company's portfolio is subject to diversification and other requirements.
In November 2020, the Company commenced operations and made its first portfolio company investment. On October 23, 2020, the Company formed a wholly-owned subsidiary, OR Lending IC LLC, a Delaware limited liability company, which holds a California finance lenders license. OR Lending IC LLC makes loans to borrowers headquartered in California. From time to time the Company may form wholly-owned subsidiaries to facilitate the normal course of business.
The Company is managed by Blue Owl Credit Advisors LLC (the “Adviser”). The Adviser is an indirect affiliate of Blue Owl Capital Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform which focuses on direct lending. The Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Blue Owl consists of three divisions: (1) Credit, which focuses on direct lending, (2) GP Strategic Capital, which focuses on providing capital to institutional alternative asset managers and (3) Real Estate, which focuses on triple net lease real estate strategies. Subject to the overall supervision of the Company’s board of directors (the “Board”), the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, the Company.
The Company received an exemptive order that permits it to offer multiple classes of shares of common stock and to impose asset-based servicing and distribution fees and early withdrawal fees. On November 12, 2020, the Company commenced its initial public offering pursuant to which it offered, on a continuous basis, $2,500,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock. On February 14, 2022, the Company commenced it’s follow-on offering, on a continuous basis, pursuant to which it is currently offering of up to $9,500,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock. The share classes have different upfront selling commissions and ongoing servicing fees. Each class of common stock will be offered through Blue Owl Securities LLC (d/b/a Blue Owl Securities) (the “Dealer Manager”). The Dealer Manager is entitled to receive upfront selling commissions of up to 3.50% of the offering price of each Class S share sold in the offering and 1.50% of the offering price of each Class D share sold. Class I shares are not subject to upfront selling commissions. Any upfront selling commissions for the Class S shares and Class D shares sold in the offering will be deducted from the purchase price. Class S, Class D and Class I shares were offered at initial purchase prices per shares of $10.35, $10.15 and $10.00, respectively. Currently, the purchase price per share for each class of common stock varies, but will not be sold at a price below the Company’s net asset value per share of such class, as determined in accordance with the Company’s share pricing policy, plus applicable upfront selling commissions. The Company also engages in private placement offerings of its common stock.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
On September 30, 2020, the Adviser purchased 100 shares of the Company’s Class I common stock at $10.00 per share, which represented the initial public offering price of such shares. The Adviser will not tender these shares for repurchase as long as Blue Owl Credit Advisors LLC remains the investment adviser of Blue Owl Credit Income Corp. There is no current intention for Blue Owl Credit Advisors LLC to discontinue its role.
Since meeting the minimum offering requirement and commencing its continuous public offering through December 31, 2023, the Company has issued 327,656,793 shares of Class S common stock, 75,999,715 shares of Class D common stock and 557,811,124 shares of Class I common stock, exclusive of any tender offers and shares issued pursuant to our distribution reinvestment plan, for gross proceeds of $3.1 billion, $0.7 billion and $5.2 billion, respectively, including $1,000 of seed capital contributed by its Adviser in September of 2020, $25.0 million in gross proceeds raised in a private placement from Owl Rock Feeder FIC ORCIC Equity LLC and 27,539,076 shares of Class I common stock issued in a private placement to feeder vehicles primarily created to hold the Company’s Class I shares for gross proceeds of approximately $0.3 billion.
Note 2. Significant Accounting Policies
Basis of Presentation
The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. In the opinion of management, all adjustments considered necessary for the fair presentation of the consolidated financial statements have been included.
Use of Estimates
The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates and such differences could be material.
Cash and Restricted Cash
Cash consists of deposits held at a custodian bank and restricted cash pledged as collateral. Cash is carried at cost, which approximates fair value. The Company deposits its cash with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.
Consolidation
As provided under Regulation S-X and ASC Topic 946—Financial Services—Investment Companies, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company or controlled operating company whose business consists of providing services to the Company.
The Company does not consolidate its equity interests in AAM Series 1.1 Rail and Domestic Intermodal Feeder, Fifth Season, LLC and AAM Series 2.1 Aviation Feeder, LLC (collectively, “Amergin AssetCo”) and since November 2, 2022 has not consolidated its equity position in Blue Owl Credit Income Senior Loan Fund LLC (“OCIC SLF”). OCIC SLF was formed as a wholly-owned subsidiary of the Company and commenced operations on February 14, 2022. On November 2, 2022, the Company and State Teachers Retirement System of Ohio (“OSTRS” and together with the Company, the “Members” and each, a “Member”) entered into an Amended and Restated Limited Liability Company Agreement to co-manage OCIC SLF as a joint-venture. See Note 3 “Agreements and Related Party Transactions - Controlled/Affiliated Portfolio Companies”.
Investments at Fair Value
Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period. Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Pursuant to Rule 2a-5, the Board designated the Adviser as the Company’s valuation designee to perform fair value determinations relating to the value of assets held by the Company for which market quotations are not readily available.
Investments for which market quotations are readily available are typically valued at the average bid price of those market quotations. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Adviser, as the valuation designee, based on, among other things, the input of the independent third-party valuation firm(s) engaged at the direction of the Adviser.
As part of the valuation process, the Adviser, as the valuation designee, takes into account relevant factors in determining the fair value of the Company’s investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase or sale transaction, public offering or subsequent equity sale occurs, the Adviser, as the valuation designee, considers whether the pricing indicated by the external event corroborates its valuation.
The Adviser, as the valuation designee, undertakes a multi-step valuation process, which includes, among other procedures, the following:
•With respect to investments for which market quotations are readily available, those investments will typically be valued at the average bid price of those market quotations;
•With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser’s valuation committee;
•Preliminary valuation conclusions are documented and discussed with the Adviser’s valuation committee;
•The Adviser, as the valuation designee, reviews the recommended valuations and determines the fair value of each investment;
•Each quarter, the Adviser, as the valuation designee, will provide the Audit Committee a summary or description of material fair value matters that occurred in the prior quarter and on an annual basis, the Adviser, as the valuation designee, will provide the Audit Committee with a written assessment of the adequacy and effectiveness of its fair value process; and
•The Audit Committee oversees the valuation designee and will report to the Board on any valuation matters requiring the Board’s attention.
The Company conducts this valuation process on a quarterly basis.
The Company applies Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Company considers its principal market to be the

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:
•Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.
•Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfer occurs. In addition to using the above inputs in investment valuations, the Company applies the valuation policy approved by its Board that is consistent with ASC 820. Consistent with the valuation policy, the Adviser, as the valuation designee, evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (such as broker quotes), the Adviser, as the valuation designee, subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Adviser, as the valuation designee, or the independent valuation firm(s), reviews pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.
Financial and Derivative Instruments
Pursuant to ASC 815 Derivatives and Hedging, all derivative instruments entered into by the Company are designated as hedging instruments. For all derivative instruments designated as a hedge, the entire change in the fair value of the hedging instrument shall be recorded in the same line item of the Consolidated Statements of Operations as the hedged item. The Company’s derivative instruments are used to hedge the Company’s fixed rate debt, and therefore both the periodic payment and the change in fair value for the effective hedge, if applicable, will be recognized as components of interest expense in the Consolidated Statements of Operations. Fair value is estimated by discounting remaining payments using applicable current market rates, or market quotes, if available. Rule 18f-4 requires BDCs that use derivatives to, among other things, comply with a value-at-risk leverage limit, adopt a derivatives risk management program, and implement certain testing and board reporting procedures. Rule 18f-4 provides that a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. Pursuant to Rule 18f-4, when we trade reverse repurchase agreements or similar financing transactions, including certain tender option bonds, we need to aggregate the amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating our asset coverage ratio. Rule 18f-4 exempts BDCs that qualify as “limited derivatives users” from the aforementioned requirements, provided that these BDCs adopt written policies

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
and procedures that are reasonably designed to manage the BDC’s derivatives risks and comply with certain recordkeeping requirements. The Company currently qualifies as a “limited derivatives user” and expects to continue to do so. The Company has adopted a derivatives policy and complies with the recordkeeping requirements of Rule 18f-4.
Foreign Currency
Foreign currency amounts are translated into U.S. dollars on the following basis:
•cash, fair value of investments, outstanding debt, other assets and liabilities: at the spot exchange rate on the last business day of the period; and
•purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.
The Company includes net changes in fair values on investments held resulting from foreign exchange rate fluctuations with the change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations. The Company’s current approach to hedging the foreign currency exposure in its non-U.S. dollar denominated investments is primarily to borrow the par amount in local currency under the Company’s Revolving Credit Facility and SPV Asset Facilities to fund these investments. Fluctuations arising from the translation of foreign currency borrowings are included with the net change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations.
Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.
Interest and Dividend Income Recognition
Interest income is recorded on the accrual basis and includes accretion and amortization of discounts or premiums. Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK interest and dividends represent accrued interest or dividends that are added to the principal amount or liquidation amount of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or at the occurrence of a liquidation event. For the year ended December 31, 2023, PIK interest and PIK dividend income earned was $140.3 million representing 9.1% of total investment income. For the year ended December 31, 2022, PIK interest and PIK dividend income earned was $71.2 million representing 10.6% of total investment income. For the year ended December 31, 2021, PIK interest and PIK dividend income earned was $6.4 million, representing 9.8% of total investment income.
Discounts and premiums to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the amortization and accretion of discounts or premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.
Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. If at any point the Company believes PIK interest is not expected to be realized, the investment generating PIK interest will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest income. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.
Other Income
From time to time, the Company may receive fees for services provided to portfolio companies. These fees are generally only available to the Company as a result of closing investments, are generally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Adviser provides vary by investment, but can include closing, work, diligence or other similar fees and fees for providing managerial assistance to the Company’s portfolio companies.
Organization Expenses
Costs associated with the organization of the Company are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Company.
Offering Expenses
Costs associated with the offering of common shares of the Company are capitalized as deferred offering expenses and are included in prepaid expenses and other assets in the Consolidated Statements of Assets and Liabilities and are amortized over a twelve-month period from incurrence. Expenses for any additional offerings are deferred and amortized as incurred. These expenses consist primarily of legal fees and other costs incurred in connection with the Company’s share offerings, the preparation of the Company’s registration statement, and registration fees.
Debt Issuance Costs
The Company records origination and other expenses related to its debt obligations as debt issuance costs. These expenses are deferred and amortized utilizing the effective yield method, over the life of the related debt instrument. Debt issuance costs are presented on the Consolidated Statements of Assets and Liabilities as a direct deduction from the debt liability. In circumstances in which there is not an associated debt liability amount recorded in the consolidated financial statements when the debt issuance costs are incurred, such debt issuance costs will be reported on the Consolidated Statements of Assets and Liabilities as an asset until the debt liability is recorded.
Reimbursement of Transaction-Related Expenses
The Company may receive reimbursement for certain transaction-related expenses in pursuing investments. Transaction-related expenses, which are generally expected to be reimbursed by the Company’s portfolio companies, are typically deferred until the transaction is consummated and are recorded in prepaid expenses and other assets on the date incurred. The costs of successfully completed investments not otherwise reimbursed are borne by the Company and are included as a component of the investment’s cost basis.
Cash advances received in respect of transaction-related expenses are recorded as cash with an offset to accrued expenses and other liabilities. Accrued expenses and other liabilities are relieved as reimbursable expenses are incurred.
Income Taxes
The Company has elected to be treated as a RIC under the Code beginning with the taxable year ended December 31, 2020 and intends to qualify as a RIC annually. So long as the Company obtains and maintains its tax treatment as a RIC, it generally will not pay U.S. federal income taxes at corporate rates on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Instead, any tax liability related to income earned and distributed by the Company represents obligations of the Company’s investors and will not be reflected in the consolidated financial statements of the Company.

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To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must generally distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses. In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.
Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.
The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. There were no material uncertain income tax positions through December 31, 2023. As applicable, the Company’s prior three tax years remain subject to examination by U.S. federal, state and local tax authorities.
Income and Expense Allocations
Income and realized and unrealized capital gains and losses are allocated to each class of shares of the Company on the basis of the aggregate net asset value of that class in relation to the aggregate net asset value of the Company.
Expenses that are common to all share classes are borne by each class of shares based on the net assets of the Company attributable to each class. Expenses that are specific to a class of shares are allocated to such class either directly or through the servicing fees paid pursuant to the Company’s distribution plan. See Note 3. “Agreements and Related Party Transactions – Shareholder Servicing Plan.”
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the record date. The amount to be distributed is determined by the Board and is generally based upon the earnings estimated by the Adviser. In addition, the Board may consider the level of undistributed taxable income carried forward from the prior year for distribution in the current year. Net realized long-term capital gains, if any, would be generally distributed at least annually although the Company may decide to retain such capital gains for investment.
Subject to the Company’s board of directors’ discretion and applicable legal restrictions, the Company intends to authorize and declare cash distributions to the Company’s shareholders on a monthly or quarterly basis and pay such distributions on a monthly basis. The per share amount of distributions for Class S, Class D, and Class I shares will differ because of different allocations of class-specific expenses. Specifically, because the ongoing servicing fees are calculated based on the Company’s net asset value for the Company’s Class S and Class D shares, the ongoing service fees will reduce the net asset value or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under the Company’s distribution reinvestment plan. As a result, the distributions on Class S shares and Class D shares may be lower than the distributions on Class I shares.
The Company has adopted a distribution reinvestment plan pursuant to which shareholders (except for residents of Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Oklahoma, Oregon, Vermont and Washington and clients of participating broker-dealers that do not permit automatic enrollment in the distribution reinvestment plan) will have their cash distributions

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automatically reinvested in additional shares of the Company’s same class of common stock to which the distribution relates unless they elect to receive their distributions in cash. The Company expects to use newly issued shares to implement the distribution reinvestment plan.
New Accounting Pronouncements
In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, “Reference Rate Reform (Topic 848),” which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. In December 2022, the FASB issued ASU No. 2022-06, “Reference Rate Reform (Topic 848),” which extended the transition period provided under ASU No. 2020-04 and 2021-01 for all entities from December 31, 2022 to December 31, 2024.
In June 2022, the FASB issued ASU No. 2022-03, “Fair Value Measurement (Topic 820),” which clarifies the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The amendments affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 is effective for public business entities for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. An entity that qualifies as an investment company under Topic 946 should apply the amendments in ASU No. 2022-03 to an investment in an equity security subject to a contractual sale restriction that is executed or modified on or after the date of adoption. The Company is currently evaluating the impact of adopting ASU No. 2022-03 on the consolidated financial statements.
In December 2023, the FASB issued ASU No. 2023-09, “Income Taxes (Topic 740),” which updates income tax disclosure requirements related to rate reconciliation, income taxes paid and other disclosures. ASU 2023-09 is effective for public business entities for fiscal years beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The Company is currently evaluating the impact of adopting ASU No. 2023-09 on the consolidated financial statements.
Other than the aforementioned guidance, the Company’s management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying consolidated financial statements.
Note 3. Agreements and Related Party Transactions
As of December 31, 2023, the Company had payables to affiliates of $54.5 million, comprised of $43.9 million of accrued performance based incentive fees, $8.6 million of management fees, and $2.0 million of costs and expenses reimbursable to the Adviser pursuant to the Administration Agreement. As of December 31, 2022, the Company had payables to affiliates of $32.6 million, comprised of $19.4 million of accrued performance based incentive fees, $5.2 million of management fees, $6.8 million of expense support reimbursement, and $1.2 million of costs and expenses reimbursable to the Adviser pursuant to the Administration Agreement.
Administration Agreement
The Company has entered into an amended and restated Administration Agreement (the “Administration Agreement”) with the Adviser. The Administration Agreement became effective on May 18, 2021. Under the terms of the Administration Agreement, the Adviser performs, or oversees the performance of, required administrative services, which include providing office space, equipment and office services, maintaining financial records,

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preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses, and the performance of administrative and professional services rendered by others.
The Administration Agreement also provides that the Company reimburses the Adviser for certain organization costs incurred prior to the commencement of the Company’s operations, and for certain offering costs.
The Company reimburses the Adviser for services performed for it pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Adviser for any services performed for it by such affiliate or third party.
Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from the date it first became effective, and will remain in effect and from year to year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent directors. On May 8, 2023, the Board approved the continuation of the Administration Agreement.
The Administration Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company (as defined in the 1940 Act), or by the vote of a majority of the Board or by the Adviser.
No person who is an officer, director, or employee of the Adviser or its affiliates and who serves as a director of the Company receives any compensation from the Company for his or her services as a director. However, the Company reimburses the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser or its affiliates to the Company’s Chief Compliance Officer, Chief Financial Officer and their respective staffs (based on the percentage of time those individuals devote, on an estimated basis, to the business and affairs of the Company). Directors who are not affiliated with the Adviser receive compensation for their services and reimbursement of expenses incurred to attend meetings.
For the years ended December 31, 2023, 2022, and 2021 the Company incurred expenses of approximately $4.6 million, $3.2 million, and $2.2 million, respectively, for costs and expenses reimbursable to the Adviser under the terms of the Administration Agreement.
Investment Advisory Agreement
The Company has entered into an amended and restated Investment Advisory Agreement (the “Investment Advisory Agreement”) with the Adviser. The Investment Advisory Agreement became effective on May 18, 2021. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the Company’s business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring its investments, and monitoring its portfolio companies on an ongoing basis through a team of investment professionals.
The Adviser’s services under the Investment Advisory Agreement are not exclusive, and accordingly, the Adviser may provide similar services to others.
Under the terms of the Investment Advisory Agreement, the Company pays the Adviser a base management fee and may also pay a performance based incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the Company’s shareholders.
Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for two years from the date it first became effective, and will remain in effect and from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, by a majority of independent directors. On May 8, 2023, the Board approved the continuation of the Investment Advisory Agreement.
The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without

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payment of penalty, the Company may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board of Directors or the shareholders holding a majority (as defined under the 1940 Act) of the outstanding shares of the Company’s common stock or the Adviser. In addition, without payment of any penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 120 days’ written notice.
From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.
The base management fee is payable monthly in arrears. The base management fee is calculated at an annual rate of 1.25% based on the average value of the Company’s net assets at the end of the two most recently completed calendar months. All or part of the base management fee not taken as to any month will be deferred without interest and may be taken in any such month prior to the occurrence of a liquidity event. Base management fees for any partial month are prorated based on the number of days in the month. On September 30, 2020 and February 23, 2021, the Adviser agreed to waive 100% of the base management fee for the quarters ended December 31, 2020 and March 31, 2021, respectively. Any portion of management fees waived shall not be subject to recoupment.
For the year ended December 31, 2023, management fees were $81.8 million. For the year ended December 31, 2022, management fees were $42.6 million. For the year ended December 31, 2021, management fees were $3.6 million of which $52 thousand were waived.
Pursuant to the Investment Advisory Agreement, the Adviser is entitled to an incentive fee. The incentive fee consists of two parts: (i) an incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.
The incentive fee on income will be calculated and payable quarterly in arrears and will be based upon the Company’s pre- incentive fee net investment income for the immediately preceding calendar quarter. In the case of a liquidation of the Company or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event.
The incentive fee on income for each calendar quarter will be calculated as follows:
•No incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.25% of the Company’s net asset value for that immediately preceding calendar quarter. The Company refers to this as the quarterly preferred return.
•All of the Company’s pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 1.43%, which the Company refers to as the upper level breakpoint, of the Company’s net asset value for that immediately preceding calendar quarter, will be payable to the Company’s Adviser. The Company refers to this portion of the incentive fee on income as the “catch-up.” It is intended to provide an incentive fee of 12.50% on all of the Company’s pre-incentive fee net investment income when the pre-incentive fee net investment income reaches 1.43% of the Company’s net asset value for that calendar quarter, measured as of the end of the immediately preceding calendar quarter. The quarterly preferred return of 1.25% and upper level breakpoint of 1.43% are also adjusted for the actual number of days each calendar quarter.
•For any quarter in which the Company’s pre-incentive fee net investment income exceeds the upper level break point of 1.43% of the Company’s net asset value for that immediately preceding calendar quarter, the incentive fee on income will equal 12.50% of the amount of the Company’s pre-incentive fee net investment income, because the quarterly preferred return and catch up will have been achieved.
•Pre-incentive fee net investment income is defined as investment income and any other income, accrued during the calendar quarter, minus operating expenses for the quarter, including the base management fee,

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expenses payable under the Investment Advisory Agreement and the Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any expense support payments or any reimbursement by the Company of expense support payments, or any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
The second component of the incentive fee, the “Capital Gains Incentive Fee”, will be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. In the case of a liquidation, or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal (i) 12.50% of the Company’s realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less (ii) the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. GAAP. The Company will accrue but will not pay a Capital Gains Incentive Fee with respect to unrealized appreciation because a Capital Gains Incentive Fee would be owed to the Adviser if the Company was to sell the relevant investment and realize a capital gain. In no event will the incentive fee on capital gains payable pursuant hereto be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
For the years ended December 31, 2023, 2022, and 2021, the Company incurred performance based incentive fees on net investment income of $118.1 million, $49.5 million, and $4.7 million, respectively.
For the year ended December 31, 2023, the Company incurred performance-based incentive fees based on capital gains of $7.8 million, of which $7.8 million is related to unrealized appreciation. For the year ended December 31, 2022, the Company recorded a reversal of previously recorded performance based incentive fees based on capital gains of $0.6 million. For the year ended December 31, 2021, the Company incurred performance-based incentive fees based on capital gains of $0.6 million, of which $0.6 million is related to unrealized appreciation.
Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive up to 1.5% of gross offering proceeds raised in the continuous public offering until all organization and offering costs paid by the Adviser or its affiliates have been recovered. The Company bears all other expenses of its operations and transactions including, without limitation, those relating to: expenses deemed to be “organization and offering expenses” for purposes of Conduct Rule 2310(a)(12) of Financial Industry Regulatory Authority (exclusive of commissions, the dealer manager fee, any discounts and other similar expenses paid by investors at the time of sale of the Company’s stock); the cost of corporate and organizational expenses relating to offerings of shares of common stock, subject to limitations included in the Investment Advisory Agreement; the cost of calculating the Company’s net asset value, including the cost of any third-party valuation services; the cost of effecting any sales and repurchases of the common stock and other securities; fees and expenses payable under any dealer manager agreements, if any; debt service and other costs of borrowings or other financing arrangements; costs of hedging; expenses, including travel expense, incurred by the Adviser, or members of the Investment Team, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, enforcing the Company’s rights; escrow agent, transfer agent and custodial fees and expenses; fees and expenses associated with marketing efforts; federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies; federal, state and local taxes; independent directors’ fees and expenses, including certain travel expenses; costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration fees, listing fees and licenses, and the compensation of professionals responsible for the preparation of the foregoing; the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs); the costs of any shareholder or director meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters; commissions and other compensation payable to brokers or dealers; research and market data; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone and staff; fees and expenses associated with independent audits, outside legal and consulting costs; costs of winding up; costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Company’s assets for tax or other purposes; extraordinary expenses (such as litigation or indemnification); and costs associated with reporting and

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compliance obligations under the Advisers Act and applicable federal and state securities laws. Notwithstanding anything to the contrary contained herein, the Company shall reimburse the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser (or its affiliates) to the Company’s Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to the business affairs of the Company). Any such reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates. The Adviser is responsible for the payment of the Company’s organization and offering expenses to the extent that these expenses exceed 1.5% of the aggregate gross offering proceeds, without recourse against or reimbursement by the Company.
For the year ended December 31, 2023, subject to the 1.5% organization and offering cost cap and the re-categorization of certain expenses as servicing fees, the Company accrued less than $0.1 million, of initial organization and offering expenses that are reimbursable to the Adviser.
For the year ended December 31, 2022, subject to the 1.5% organization and offering cost cap and the re-categorization of certain expenses as servicing fees, the Company did not accrue any initial organization and offering expenses that are reimbursable to the Adviser.
For the year ended December 31, 2021, subject to the 1.5% organization and offering cost cap and the re-categorization of certain expenses as servicing fees, the Company accrued less than $2.5 million of initial organization and offering expenses that are reimbursable to the Adviser.
From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.
Affiliated Transactions
The Company may be prohibited under the 1940 Act from participating in certain transactions with its affiliates without prior approval of the directors who are not interested persons, and in some cases, the prior approval of the SEC. The Company relies on an order for exemptive relief (as amended, the “Order”) that has been granted to the Adviser and its affiliates by the SEC to permit us to co-invest with other funds managed by the Adviser or certain affiliates, in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such Order, the Company generally is permitted to co-invest with certain of its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Company and its shareholders and do not involve overreaching by the Company or its shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Company’s shareholders and is consistent with its investment objective and strategies, (3) the investment by its affiliates would not disadvantage the Company, and the Company’s participation would not be on a basis different from or less advantageous than that on which its affiliates are investing, and (4) the proposed investment by the Company would not benefit the Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the Order and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, the Order permits the Company to participate in follow-on investments in its existing portfolio companies with certain affiliates that are private funds, even if such private funds did not have an investment in such existing portfolio company.
The Adviser is affiliated with Blue Owl Technology Credit Advisors LLC (“OTCA”), Blue Owl Technology Credit Advisors II LLC (“OTCA II”), Blue Owl Credit Private Fund Advisors LLC (“OPFA”) and Blue Owl Diversified Credit Advisors LLC (“ODCA” together with OTCA, OTCA II, OPFA and the Adviser, the “Blue Owl Credit Advisers”), which are also registered investment advisers. The Blue Owl Credit Advisers are affiliates of Blue Owl and comprise part of Blue Owl’s Credit platform, which focuses on direct lending. The Blue Owl Credit Advisers’ allocation policy seeks to ensure equitable allocation of investment opportunities over time between the Company and other funds managed by the Adviser or its affiliates. As a result of the Order, there could be

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significant overlap in the Company’s investment portfolio and the investment portfolio of the BDCs, private funds and separately managed accounts managed by the Blue Owl Credit Advisers (collectively the “Blue Owl Credit Clients”) and/or other funds managed by the Adviser or its affiliates that could avail themselves of the Order and that have an investment objective similar to the Company’s.
Dealer Manager Agreement
The Company has entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Blue Owl Securities, an affiliate of the Adviser, and participating broker-dealer agreements with certain broker-dealers. Under the terms of the Dealer Manager Agreement and the participating broker-dealer agreements, Blue Owl Securities serves as the dealer manager, and certain participating broker-dealers solicit capital, for the Company’s public offering of shares of Class S, Class D, and Class I common stock. Blue Owl Securities will be entitled to receive upfront selling commissions of up to 3.50% of the offering price of each Class S share sold in this offering. Blue Owl Securities will be entitled to receive upfront selling commissions of up to 1.50% of the offering price of each Class D share sold in this offering. Blue Owl Securities anticipates that all or a portion of the upfront selling commissions will be retained by, or reallowed (paid) to, participating broker-dealers. Blue Owl Securities will not receive upfront selling commissions with respect to any class of shares issued pursuant to the Company’s distribution reinvestment plan or with respect to purchases of Class I shares.
Upfront selling commissions for sales of Class S and Class D shares may be reduced or waived in connection with volume or other discounts, other fee arrangements or for sales to certain categories of purchasers.
Blue Owl Securities, an affiliate of Blue Owl, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority.
Shareholder Servicing Plan
Subject to FINRA limitations on underwriting compensation and pursuant to a distribution plan adopted by the Company in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to the Company, the Company will pay Blue Owl Securities servicing fees for ongoing services as follows:
•with respect to the Company’s outstanding Class S shares equal to 0.85% per annum of the aggregate net asset value of the Company’s outstanding Class S shares; and
•with respect to the Company’s outstanding Class D shares equal to 0.25% per annum of the aggregate net asset value of the Company’s outstanding Class D shares.
The Company will not pay an ongoing servicing fee with respect to the Company’s outstanding Class I shares.
For the year ended December 31, 2023, the Company paid servicing fees with respect to Class D shares of $1.4 million. For the year ended December 31, 2023, the Company paid servicing fees with respect to Class S shares of $20.1 million.
For the year ended December 31, 2022, the Company paid servicing fees with respect to Class D shares of $0.9 million. For the year ended December 31, 2022, the Company paid servicing fees with respect to Class S shares of $11.6 million.
For the year ended December 31, 2021, the Company paid servicing fees with respect to Class D shares of $0.1 million. For the year ended December 31, 2021, the Company paid servicing fees with respect to Class S shares of $1.2 million.
The servicing fees are paid monthly in arrears. Blue Owl Securities will reallow (pay) all or a portion of the ongoing servicing fees to participating broker-dealers and servicing broker-dealers for ongoing services performed by such broker-dealers, and will waive ongoing servicing fees to the extent a broker-dealer is not eligible to receive it for failure to provide such services. Because the ongoing servicing fees are calculated based on the Company’s net asset values for the Company’s Class S and Class D shares, they will reduce the net asset values or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under its distribution

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reinvestment plan. The Company will cease paying ongoing servicing fees at the date at which total underwriting compensation from any source in connection with this offering equals 10% of the gross proceeds from its offering (excluding proceeds from issuances pursuant to its distribution reinvestment plan). This limitation is intended to ensure that the Company satisfies the requirements of FINRA Rule 2310, which provides that the maximum aggregate underwriting compensation from any source, including compensation paid from offering proceeds and in the form of “trail commissions,” payable to underwriters, broker-dealers, or affiliates thereof participating in an offering may not exceed 10% of gross offering proceeds, excluding proceeds received in connection with the issuance of shares through a distribution reinvestment plan.
Expense Support and Conditional Reimbursement Agreement
On September 30, 2020, the Company entered into the Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Adviser, the purpose of which is to ensure that no portion of the Company’s distributions to shareholders represented a return of capital for U.S. federal income tax purposes. The Expense Support Agreement became effective as of the date that the Company met the minimum offering requirement and was terminated by the Adviser on March 7, 2023.
Pursuant to the Expense Support Agreement, prior to its termination on March 7, 2023, on a quarterly basis, the Adviser reimbursed the Company for “Operating Expenses” (as defined below) in an amount equal to the excess of the Company’s cumulative distributions paid to the Company’s shareholders in each quarter over “Available Operating Funds” (as defined below) received by the Company on account of its investment portfolio during such quarter. Any payments that the Adviser was required to make pursuant to the preceding sentence are referred to herein as an “Expense Payment”.
Under the Expense Support Agreement, “Operating Expenses” was defined as all of the Company’s operating costs and expenses incurred, as determined in accordance with generally accepted accounting principles for investment companies. “Available Operating Funds” was defined as the sum of (i) the Company’s estimated investment company taxable income (including realized net short-term capital gains reduced by realized net long-term capital losses), (ii) the Company’s realized net capital gains (including the excess of realized net long-term capital gains over realized net short-term capital losses) and (iii) dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies, if any (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).
The Adviser’s obligation to make Expense Payments under the Expense Support Agreement automatically became a liability of the Adviser and the right to such Expense Payment was an asset of the Company’s on the last business day of the applicable quarter. The Expense Payment for any quarter was paid by the Adviser to the Company in any combination of cash or other immediately available funds, and/or offset against amounts due from the Company to the Adviser no later than the earlier of (i) the date on which the Company closes its books for such quarter, or (ii) forty-five days after the end of such quarter.
Following any quarter in which Available Operating Funds exceed the cumulative distributions paid by the Company in respect of such quarter (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), the Company is required to pay such Excess Operating Funds, or a portion thereof, in accordance with the stipulations below, as applicable, to the Adviser, until such time as all Expense Payments made by the Adviser to the Company within three years prior to the last business day of such quarter have been reimbursed. Any payments required to be made by the Company are referred to as a “Reimbursement Payment”.
The amount of the Reimbursement Payment for any quarter shall equal the lesser of (i) the Excess Operating Funds in respect of such quarter and (ii) the aggregate amount of all Expense Payments made by the Adviser to the Company within three years prior to the last business day of such quarter that have not been previously reimbursed by the Company to the Adviser. The payment will be reduced to the extent that such Reimbursement Payments, together with all other Reimbursement Payments paid during the fiscal year, would cause Other Operating Expenses defined as the Company’s total Operating Expenses, excluding base management fees, incentive fees, organization and offering expenses, distribution and shareholder servicing fees, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses on an annualized basis and net of any Expense Payments

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Notes to Consolidated Financial Statements
received by the Company during the fiscal year to exceed the lesser of: (i) 1.75% of the Company’s average net assets attributable to the shares of the Company’s common stock for the fiscal year-to-date period after taking such Expense Payments into account; and (ii) the percentage of the Company’s average net assets attributable to shares of the Company’s common stock represented by Other Operating Expenses during the fiscal year in which such Expense Payment was made (provided, however, that this clause (ii) shall not apply to any Reimbursement Payment which relates to an Expense Payment made during the same fiscal year).
No Reimbursement Payment for any quarter will be made if: (1) the “Effective Rate of Distributions Per Share” (as defined below) declared by the Company at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) the Company’s “Operating Expense Ratio” (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. Pursuant to the Expense Support Agreement, “Effective Rate of Distributions Per Share” means the annualized rate (based on a 365 day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder fees, and declared special dividends or special distributions, if any. The “Operating Expense Ratio” is calculated by dividing Operating Expenses, less organizational and offering expenses, base management and incentive fees owed to Adviser, and interest expense, by the Company’s net assets.
The specific amount of expenses reimbursed by the Adviser, if any, will be determined at the end of each quarter. The Company’s obligation to make Reimbursement Payments, subject to the conditions above, survives the termination of the Expense Support Agreement. There are no Reimbursement Payments conditionally due from the Company to the Adviser.
Prior to termination of the Expense Support Agreement, Expense Support Payments provided by the Adviser since inception was $9.4 million. All Expense Support Payments were repaid prior to termination.
The following table presents a summary of all expenses supported, and recouped, by the Adviser for each of the following three month periods in which the Company received Expense Support from the Adviser and the associated dates through which such expenses may be subject to reimbursement from the Company pursuant to the Expense Support Agreement. The Company did not receive any expense support post year end/prior to termination of the Expense Support Agreement.

For the Quarter Ended	Amount of Expense Support	Recoupment of Expense Support	Unreimbursed Expense Support	Effective Rate of Distribution per Share(1)	Reimbursement Eligibility Expiration	Operating Expense Ratio(2)
($ in thousands)
March 31, 2021	$822	$822	$—	6.7%	March 31, 2024	9.47%
June 30, 2021	1,756	1,756	—	6.6%	June 30, 2024	2.43%
March 31, 2022	4,062	—	4,062	7.2%	March 31, 2025	0.67%
June 30, 2022	2,713	—	2,713	7.4%	June 30, 2025	0.67%
September 30, 2022	—	—	—	8.3%	September 30, 2025	0.72%
December 31, 2022	—	6,775	(6,775)	8.8%	December 31, 2025	0.62%
Total	$9,353	$9,353	$—
__________________
(1)The effective rate of distribution per share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable period (which is calculated by annualizing the regular monthly cash distributions per share as of such date without compounding), divided by the Company’s net asset value per share as of such date.
(2)The operating expense ratio is calculated by dividing annualized operating expenses, less organizational and offering expenses, base management and incentive fees owed to the Adviser, and interest expense, by the Company’s net assets.
License Agreement
On July 6, 2023, the Company entered into a license agreement (the “License Agreement”), with an affiliate of Blue Owl, pursuant to which the Company was granted a non-exclusive license to use the name “Blue Owl.” Under the License Agreement, the Company has a right to use the Blue Owl name for so long as the Adviser or one of its

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company will have no legal right to the “Blue Owl” name or logo.
Promissory Note
The Company as borrower, entered into a Loan Agreement as amended and restated through the date hereof (the “Loan Agreement”) with Owl Rock Feeder FIC ORCIC Debt LLC (“Feeder FIC Debt”), an affiliate of the Adviser, as lender, to enter into revolving promissory notes (the “Promissory Notes”) to borrow up to an aggregate of $250 million from Feeder FIC Debt. See Note 6 “Debt”.
On June 22, 2022, the Company and Feeder FIC Debt, entered into a Termination Agreement (the “Termination Agreement”) pursuant to which the Loan Agreement was terminated. Upon execution of the Termination Agreement there were no amounts outstanding pursuant to the Loan Agreement or the Promissory Notes.
Controlled/Affiliated Portfolio Companies
Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “affiliated” companies. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Under the 1940 Act, “non-affiliated investments” are defined as investments that are neither controlled investments nor affiliated investments. Detailed information with respect to the Company’s non-controlled, non-affiliated; non-controlled, affiliated; and controlled affiliated investments is contained in the accompanying consolidated financial statements, including the consolidated schedule of investments.
The Company has made investments in controlled, affiliated companies, including OCIC SLF, Amergin AssetCo, and Fifth Season Investments LLC (“Fifth Season”). For further description of OCIC SLF see “Note 4 Investments”. The Company has also made investments in a non-controlled, affiliated company, LSI Financing 1 DAC (“LSI Financing”).
Amergin was created to invest in a leasing platform focused on railcar and aviation assets. Amergin consists of Amergin AssetCo and Amergin Asset Management LLC, which has entered into a Servicing Agreement with Amergin AssetCo. The Company made an initial equity commitment to Amergin AssetCo on July 1, 2022. As of December 31, 2023 the Company’s commitment to Amergin AssetCo is $147.6 million, of which $62.4 million is equity and $85.2 million is debt. The Company’s investments in Amergin are co-investments made with the Company’s affiliates in accordance with the terms of the exemptive relief that the Company received from the SEC. The Company does not consolidate its equity interest in Amergin AssetCo.
Fifth Season is a portfolio company created to invest in life settlement assets. On July 18, 2022, the Company made an initial equity commitment to Fifth Season. As of December 31, 2023, the Company’s equity investment in Fifth Season is $156.8 million. The Company’s investment in Fifth Season is a co-investment with its affiliates in accordance with the terms of the exemptive relief that the Company received from the SEC. The Company does not consolidate its equity interest in Fifth Season.
LSI Financing is a portfolio company formed to acquire contractual rights to revenue pursuant to earnout agreements generally in the life sciences space. On December 14, 2022, the Company made an initial equity commitment to LSI Financing. As of December 31, 2023, the Company’s investment at fair value in LSI Financing is $78.4 million. The Company’s investment in LSI Financing is a co-investment made with the Company’s affiliates in accordance with the terms of the exemptive relief that the Company received from the SEC. The Company does not consolidate its equity interest in LSI Financing.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
Note 4. Investments
Investments at fair value and amortized cost consisted of the below as of the following periods:

	December 31, 2023		December 31, 2022
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments(1)	$13,742,305	$13,788,717	$8,499,854	$8,448,540
Second-lien senior secured debt investments	1,199,591	1,184,755	1,203,388	1,142,862
Unsecured debt investments	242,352	244,661	221,564	211,328
Preferred equity investments(2)	709,751	721,545	510,033	500,023
Common equity investments(3)	416,011	448,974	248,176	264,437
Joint ventures(4)(5)	261,433	273,441	141,777	140,394
Total Investments	$16,571,443	$16,662,093	$10,824,792	$10,707,584
__________________
(1)Includes debt investment in Amergin AssetCo.
(2)Includes equity investment in LSI Financing.
(3)Includes equity investment in Amergin AssetCo and Fifth Season.
(4)Includes equity investment in OCIC SLF. See below, within Note 4, for more information regarding OCIC SLF.
(5)This was disclosed as “Investment funds and vehicles” as of December 31, 2022.
The industry composition of investments based on fair value consisted of the below as of the following periods:

	December 31, 2023	December 31, 2022
Advertising and media	1.9%	2.8%
Aerospace and defense	0.5	0.4
Asset based lending and fund finance(1)	1.7	1.2
Automotive	0.9	1.4
Buildings and real estate	3.6	4.0
Business services	5.5	7.3
Chemicals	1.6	1.7
Consumer products	2.0	2.4
Containers and packaging	3.2	3.6
Distribution	3.0	2.3
Education	0.8	1.4
Energy equipment and services	—	0.1
Financial services	3.1	2.6
Food and beverage	5.7	5.8
Healthcare equipment and services	4.8	3.9
Healthcare providers and services	14.8	14.4
Healthcare technology	4.3	5.2
Household products	1.9	2.4
Human resource support services	1.0	1.1
Infrastructure and environmental services	1.6	0.9
Insurance(2)	9.7	9.7
Internet software and services	12.8	13.6
Joint ventures(3)(5)	1.6	1.3
Leisure and entertainment	0.8	1.2
Manufacturing	5.0	3.0
Pharmaceuticals(4)	0.5	—

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

	December 31, 2023	December 31, 2022
Professional services	4.4	2.8
Specialty retail	1.9	3.2
Telecommunications	0.4	—
Transportation	1.0	0.3
Total	100.0%	100.0%
__________________
(1)Includes investment in Amergin AssetCo.
(2)Includes equity investment in Fifth Season Investments LLC.
(3)Includes equity investment in OCIC SLF. See below, within Note 4, for more information regarding OCIC SLF.
(4)Includes equity investment in LSI Financing.
(5)This was disclosed as “Investment funds and vehicles” as of December 31, 2022.
The geographic composition of investments based on fair value consisted of the below as of the following periods:

	December 31, 2023	December 31, 2022
United States:
Midwest	23.3%	20.4%
Northeast	17.7	20.0
South	31.3	29.7
West	18.5	20.7
International	9.2	9.2
Total	100.0%	100.0%
OCIC SLF
Blue Owl Credit Income Senior Loan Fund LLC (“OCIC SLF”), a Delaware limited liability company, was formed as a wholly-owned subsidiary of the Company and commenced operations on February 14, 2022. On November 2, 2022, the Company and State Teachers Retirement System of Ohio (“OSTRS” and together with the Company, the “Members” and each, a “Member”) entered into an Amended and Restated Limited Liability Company Agreement to co-manage OCIC SLF as a joint-venture. OCIC SLF’s principal purpose is to make investments, primarily in senior secured loans that are made to middle market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. The Company and OSTRS have agreed to contribute $437.5 million and $62.5 million, respectively, to OCIC SLF. The Company and OSTRS have a 87.5% and 12.5% economic ownership, respectively, in OCIC SLF. Except under certain circumstances, contributions to OCIC SLF cannot be redeemed. OCIC SLF is managed by a board consisting of an equal number of representatives appointed by each Member and which acts unanimously. Investment decisions must be approved unanimously by an investment committee consisting of an equal number of representative appointed by each Member.
Prior to the Effective Date, OCIC SLF’s wholly owned subsidiaries, ORCIC JV WH LLC and ORCIC JV WH II entered into revolving loan facilities (the “OCIC SLF SPV Asset Facilities”) and in connection therewith entered into master sale and participation agreements pursuant to which we contributed certain collateral assets to the Subsidiaries and such collateral assets became collateral under the OCIC SLF SPV Asset Facilities.
On the Effective Date, the Company was deemed to have made a capital contribution of approximately $108.9 million and OSTRS acquired a 12.5% interest in OCIC SLF from the Company for approximately $15.6 million. The amount of the Company’s deemed contribution, and OSTRS’ purchase from the Company, were based on the fair value of the OCIC SLF SPV Asset Facility Assets less certain amounts that had been distributed to the Company and subject to certain adjustments. In connection therewith, the Company and OSTRS agreed and

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
acknowledged that OCIC SPV Asset Facility Assets were assets of OCIC SLF as if they had been acquired pursuant to the terms of the LLC Agreement.
The Company has determined that OCIC SLF is an investment company under Accounting Standards Codification 946, however, in accordance with such guidance, the Company will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company does not consolidate its non-controlling interest in OCIC SLF.
As of December 31, 2023 and December 31, 2022, OCIC SLF had total investments in senior secured debt at fair value, as determined by an independent valuation firm, of $1.1 billion and $506.2 million, respectively. The determination of fair value is in accordance with FASB ASC 820, as amended; however, such fair value is not included in our valuation process. The following table is a summary of OCIC SLF’s portfolio as well as a listing of the portfolio investments in OCIC SLF’s portfolio as of the following periods:

($ in thousands)	December 31, 2023	December 31, 2022
Total senior secured debt investments(1)	$1,157,358	$529,463
Weighted average spread over base rate(1)	3.8%	4.4%
Number of portfolio companies	192	74
Largest funded investment to a single borrower(1)	$14,420	$14,547
__________________
(1)At par.

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 ($ in thousands)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Debt Investments
Aerospace and defense
American Airlines, Inc.(7)	First lien senior secured loan	SR +	2.75%	02/2028	1,980	$1,947	$1,976	0.7%
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	SR +	2.50%	06/2028	9,490	9,413	9,505	3.1%
Barnes Group, Inc.(5)	First lien senior secured loan	SR +	3.00%	09/2030	6,484	6,437	6,497	2.1%
Bleriot US Bidco, Inc.(6)	First lien senior secured loan	SR +	4.00%	10/2028	5,927	5,847	5,946	2.0%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	SR +	4.00%	08/2028	1,809	1,797	1,813	0.6%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	SR +	4.00%	04/2026	4,221	4,194	4,229	1.4%
Peraton Corp.(5)	First lien senior secured loan	SR +	3.75%	02/2028	12,458	12,219	12,474	4.0%
Transdigm Inc.(6)	First lien senior secured loan	SR +	3.25%	02/2031	5,000	4,988	5,019	1.7%
Transdigm, Inc.(6)	First lien senior secured loan	SR +	3.25%	08/2028	2,973	2,967	2,984	1.0%
Transdigm, Inc.(6)	First lien senior secured loan	SR +	3.25%	02/2027	2,970	2,923	2,980	1.0%
Vertex Aerospace Services Corp. (dba V2X)(5)	First lien senior secured loan	SR +	3.25%	12/2028	2,993	2,989	2,994	1.0%
						55,721	56,417	18.6%
Automotive
Belron Finance US LLC(6)	First lien senior secured loan	SR +	2.50%	04/2029	2,488	$2,476	$2,491	0.8%
PAI Holdco, Inc.(6)(8)	First lien senior secured loan	SR +	3.75%	10/2027	6,562	6,141	6,102	2.0%
						8,617	8,593	2.8%
Buildings and real estate
84 Lumber Company(5)	First lien senior secured loan	SR +	2.75%	11/2030	5,212	$5,186	$5,220	1.7%
American Residential Services, LLC(6)(8)	First lien senior secured loan	SR +	3.50%	10/2027	4,488	4,487	4,483	1.5%
Beacon Roofing Supply, Inc.(5)	First lien senior secured loan	SR +	2.50%	05/2028	2,970	2,966	2,980	1.0%
CPG International LLC(5)	First lien senior secured loan	SR +	2.50%	04/2029	6,894	6,865	6,898	2.2%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 ($ in thousands)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	SR +	4.00%	01/2030	7,000	6,831	6,930	2.3%
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	SR +	2.75%	08/2025	247	243	246	0.1%
Dodge Construction Network, LLC(6)	First lien senior secured loan	SR +	4.75%	02/2029	5,221	4,911	4,020	1.3%
Greystar Real Estate Partners, LLC (dba Greystar)(6)(8)	First lien senior secured loan	SR +	3.75%	08/2030	6,983	6,883	6,878	2.3%
GYP Holdings III Corp.(5)	First lien senior secured loan	SR +	3.00%	05/2030	2,000	1,990	2,005	0.7%
Quikrete Holdings, Inc.(5)	First lien senior secured loan	SR +	2.75%	03/2029	1,990	1,990	1,995	0.7%
RealPage, Inc.(5)	First lien senior secured loan	SR +	3.00%	04/2028	10,440	9,921	10,345	3.4%
Wrench Group LLC(6)	First lien senior secured loan	SR +	4.00%	04/2026	9,660	9,642	9,669	3.2%
						61,916	61,669	20.4%
Business services
ASGN, Inc.(5)	First lien senior secured loan	SR +	2.25%	08/2030	2,494	$2,488	$2,502	0.8%
Boxer Parent Company Inc. (f/k/a BMC)(5)	First lien senior secured loan	SR +	4.25%	12/2028	6,123	6,050	6,159	2.0%
BrightView Landscapes, LLC(6)	First lien senior secured loan	SR +	3.00%	04/2029	6,519	6,347	6,517	2.2%
Brown Group Holdings, LLC(5)	First lien senior secured loan	SR +	3.75%	07/2029	4,492	4,462	4,503	1.5%
ConnectWise, LLC(6)	First lien senior secured loan	SR +	3.50%	09/2028	10,440	9,939	10,405	3.4%
IDEMIA Group SAS(6)	First lien senior secured loan	SR +	4.75%	09/2028	1,990	1,967	1,994	0.7%
Packers Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	03/2028	3,928	3,655	2,457	0.8%
Sitel Worldwide Corp.(5)	First lien senior secured loan	SR +	3.75%	08/2028	6,939	6,841	6,648	2.2%
VM Consolidated, Inc.(5)	First lien senior secured loan	SR +	3.25%	03/2028	2,107	2,088	2,114	0.7%
						43,837	43,299	14.3%
Chemicals
Aruba Investments Holdings, LLC (dba Angus Chemical Company)(5)(8)	First lien senior secured loan	SR +	4.75%	11/2027	2,970	$2,799	$2,963	1.0%
Axalta Coating Systems US Holdings Inc.(6)	First lien senior secured loan	SR +	2.50%	12/2029	6,884	6,842	6,900	2.3%
Blue Tree Holdings, Inc.(6)	First lien senior secured loan	SR +	2.50%	03/2028	3,964	3,930	3,935	1.3%
Cyanco Intermediate 2 Corp.(5)	First lien senior secured loan	SR +	4.75%	07/2028	3,990	3,908	3,997	1.2%
DCG Acquisition Corp.(5)	First lien senior secured loan	SR +	4.50%	09/2026	7,383	7,349	7,318	2.4%
H.B. Fuller Company(5)	First lien senior secured loan	SR +	2.25%	02/2030	1,741	1,741	1,743	0.6%
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.50%	02/2030	3,486	3,451	3,486	1.2%
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.75%	11/2027	2,978	2,888	2,984	1.0%
Ineos US Petrochem LLC(5)(8)	First lien senior secured loan	SR +	3.75%	03/2030	1,990	1,971	1,990	0.7%
Nouryon Finance B.V.(5)	First lien senior secured loan	SR +	4.00%	04/2028	2,488	2,466	2,493	0.8%
Nouryon Finance B.V.(6)	First lien senior secured loan	SR +	4.00%	10/2025	5,785	5,726	5,802	1.9%
Windsor Holdings III LLC(5)	First lien senior secured loan	SR +	4.50%	08/2030	5,736	5,636	5,766	1.9%
						48,707	49,377	16.3%
Consumer products
HomeServe USA Holding Corp.(5)	First lien senior secured loan	SR +	3.00%	10/2030	4,000	$3,961	$4,011	1.3%
Olaplex, Inc.(5)	First lien senior secured loan	SR +	3.50%	02/2029	5,220	4,890	4,816	1.6%
						8,851	8,827	2.9%

Containers and packaging
Berlin Packaging L.L.C.(5)	First lien senior secured loan	SR +	3.75%	03/2028	12,486	$12,094	$12,488	4.1%
BW Holding, Inc.(6)(8)	First lien senior secured loan	SR +	4.00%	12/2028	7,689	7,578	7,151	2.4%
Charter NEX US, Inc.(5)	First lien senior secured loan	SR +	3.75%	12/2027	5,731	5,686	5,750	1.9%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 ($ in thousands)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
OneDigital Borrower LLC(6)(8)	First lien senior secured loan	SR +	4.25%	11/2027	1,911	1,897	1,907	0.6%
Plaze, Inc.(5)	First lien senior secured loan	SR +	3.75%	08/2026	3,990	3,865	3,870	1.3%
Plaze, Inc.(5)	First lien senior secured loan	SR +	3.50%	08/2026	995	971	965	0.3%
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	SR +	4.50%	11/2028	10,250	10,165	10,253	3.4%
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	SR +	3.50%	08/2028	9,663	9,513	9,678	3.2%
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	SR +	3.25%	03/2028	10,439	9,981	10,364	3.4%
Trident TPI Holdings, Inc.(6)	First lien senior secured loan	SR +	4.50%	09/2028	1,990	1,941	1,989	0.7%
Valcour Packaging, LLC(5)	First lien senior secured loan	SR +	3.75%	10/2028	3,077	3,073	2,405	0.8%
						66,764	66,820	22.1%
Distribution
Aramsco, Inc.(6)(9)(10)	First lien senior secured delayed draw term loan	SR +	4.75%	10/2025	—	$—	$—	—%
Aramsco, Inc.(6)	First lien senior secured loan	SR +	4.75%	10/2030	8,515	8,346	8,497	2.8%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	SR +	4.75%	12/2028	5,265	5,216	5,275	1.7%
Dealer Tire, LLC(5)	First lien senior secured loan	SR +	4.50%	12/2027	3,920	3,860	3,927	1.3%
SRS Distribution, Inc.(5)	First lien senior secured loan	SR +	3.50%	06/2028	11,530	10,887	11,534	3.7%
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	SR +	3.75%	10/2027	11,298	10,843	11,317	3.7%
						39,152	40,550	13.2%
Education
Renaissance Learning, Inc.(5)	First lien senior secured loan	SR +	4.75%	04/2030	4,988	$4,905	$4,999	1.7%
Severin Acquisition, LLC (dba Powerschool)(6)	First lien senior secured loan	SR +	3.25%	08/2025	11,451	11,335	11,487	3.7%
Sophia, L.P.(5)	First lien senior secured loan	SR +	4.25%	10/2027	9,664	9,648	9,642	3.2%
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	SR +	4.50%	10/2030	3,663	3,618	3,671	1.2%
						29,506	29,799	9.8%
Energy equipment and services
AMG Advanced Metallurgical Group N.V(5)	First lien senior secured loan	SR +	3.50%	11/2028	3,430	$3,413	$3,411	1.1%
AZZ Inc.(5)	First lien senior secured loan	SR +	4.25%	05/2029	7,925	7,866	7,952	2.6%
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	SR +	3.75%	08/2025	3,456	3,439	3,465	1.1%
Calpine Construction Finance Company(5)	First lien senior secured loan	SR +	2.25%	07/2030	1,995	1,980	1,994	0.7%
Pike Corp.(5)	First lien senior secured loan	SR +	3.00%	01/2028	9,800	9,638	9,821	3.1%
Rockwood Service Corp.(5)	First lien senior secured loan	SR +	4.25%	01/2027	6,466	6,451	6,477	2.1%
						32,787	33,120	10.7%

Financial services
Acuris Finance US, Inc. (ION Analytics) (6)	First lien senior secured loan	SR +	4.00%	02/2028	7,619	$7,496	$7,602	2.5%
AlixPartners, LLP(5)	First lien senior secured loan	SR +	2.75%	02/2028	1,492	1,482	1,495	0.5%
AllSpring Buyer(6)	First lien senior secured loan	SR +	3.75%	11/2028	4,938	4,881	4,911	1.6%
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	SR +	3.00%	09/2030	12,000	11,940	12,046	4.0%
Citadel Securities, LP(5)	First lien senior secured loan	SR +	2.50%	07/2030	8,968	8,933	8,980	3.0%
Citco Funding LLC(6)	First lien senior secured loan	SR +	3.25%	04/2028	6,234	6,204	6,250	2.1%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 ($ in thousands)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Deerfield Dakota Holdings(6)	First lien senior secured loan	SR +	3.75%	04/2027	8,830	8,511	8,734	2.8%
Focus Financial Partners, LLC(5)	First lien senior secured loan	SR +	3.25%	06/2028	4,938	4,864	4,941	1.6%
Focus Financial Partners, LLC(5)	First lien senior secured loan	SR +	3.50%	06/2028	2,993	2,938	2,996	1.0%
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2029	4,950	4,873	4,954	1.6%
Harbourvest Partners, L.P.(6)(8)	First lien senior secured loan	SR +	3.00%	04/2030	2,494	2,458	2,488	0.8%
Helios Software Holdings, Inc.(6)	First lien senior secured loan	SR +	4.25%	07/2030	5,000	4,807	4,988	1.6%
Janus International Group, LLC(6)	First lien senior secured loan	SR +	3.25%	08/2030	4,988	4,958	4,992	1.6%
Saphilux S.a.r.L (dba IQ EQ)(7)	First lien senior secured loan	SR +	4.75%	07/2028	7,500	7,395	7,505	2.5%
The Edelman Financial Engines Center, LLC(5)	First lien senior secured loan	SR +	3.50%	04/2028	3,959	3,880	3,962	1.3%
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	SR +	5.00%	05/2028	2,500	2,458	2,510	0.8%
USI, Inc.(6)	First lien senior secured loan	SR +	3.25%	09/2030	3,990	3,981	3,991	1.3%
						92,059	93,345	30.6%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	SR +	2.25%	09/2030	4,000	$3,981	$3,998	1.3%
AI Aqua Merger Sub, Inc. (dba Culligan International)(5)	First lien senior secured loan	SR +	3.75%	07/2028	2,576	2,571	2,575	0.9%
AI Aqua Merger Sub, Inc. (dba Culligan International)(6)(9)(10)	First lien senior secured delayed draw term loan	SR +	4.25%	12/2024	6,609	6,369	6,605	2.2%
Aramark Services, Inc.(5)	First lien senior secured loan	SR +	2.50%	06/2030	1,990	1,971	1,992	0.7%
Aspire Bakeries Holdings, LLC(5)(8)	First lien senior secured loan	SR +	4.25%	12/2030	5,000	4,950	4,925	1.6%
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	SR +	4.00%	09/2028	9,374	9,259	9,213	3.0%
Naked Juice LLC (dba Tropicana)(6)	First lien senior secured loan	SR +	3.25%	01/2029	10,467	9,686	10,100	3.2%
Pegasus BidCo B.V.(6)	First lien senior secured loan	SR +	4.25%	07/2029	7,440	7,332	7,433	2.5%
Shearer's Foods, LLC(5)	First lien senior secured loan	SR +	3.50%	09/2027	8,717	8,216	8,721	2.9%
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	SR +	2.50%	03/2027	2,976	2,956	2,976	1.0%
Utz Quality Foods, LLC(6)	First lien senior secured loan	SR +	3.00%	01/2028	1,153	1,153	1,153	0.4%
						58,444	59,691	19.7%
Healthcare equipment and services
Confluent Medical Technologies, Inc.(6)(8)	First lien senior secured loan	SR +	3.75%	02/2029	9,664	$9,541	$9,615	3.2%
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	SR +	4.50%	07/2029	6,047	6,026	6,036	2.0%
Dermatology Intermediate Holdings III, Inc.(6)	First lien senior secured loan	SR +	4.25%	03/2029	11,664	11,551	11,252	3.7%
Medline Borrower, LP(5)	First lien senior secured loan	SR +	3.00%	10/2028	6,248	5,910	6,274	2.1%
Natus Medical, Inc.(6)(8)	First lien senior secured loan	SR +	5.50%	07/2029	4,455	4,175	4,143	1.4%
Nexstar Broadcasting, Inc.(5)	First lien senior secured loan	SR +	2.50%	09/2026	4,300	4,302	4,300	1.4%
Resonetics, LLC(6)	First lien senior secured loan	SR +	4.00%	04/2028	6,593	6,511	6,586	2.1%
Zest Acquisition Corp.(5)(8)	First lien senior secured loan	SR +	5.50%	02/2028	8,439	8,180	8,228	2.7%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 ($ in thousands)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
						56,196	56,434	18.6%
Healthcare providers and services
Covetrus, Inc.(6)	First lien senior secured loan	SR +	5.00%	10/2029	9,429	$8,932	$9,411	3.1%
HAH Group Holding Company LLC (dba Help at Home)(5)(8)	First lien senior secured loan	SR +	5.00%	10/2027	2,685	2,666	2,658	0.9%
HAH Group Holding Company LLC (dba Help at Home)(5)(8)	First lien senior secured loan	SR +	5.00%	10/2027	3,328	3,321	3,295	1.1%
LSCS Holdings, Inc.(5)(8)	First lien senior secured loan	SR +	4.50%	12/2028	9,356	9,182	9,193	3.0%
MJH Healthcare Holdings, LLC(5)	First lien senior secured loan	SR +	3.50%	01/2029	3,793	3,737	3,769	1.2%
Pediatric Associates Holding Company, LLC(5)(8)	First lien senior secured loan	SR +	4.50%	12/2028	1,990	1,916	1,960	0.6%
Pediatric Associates Holding Company, LLC(5)(8)	First lien senior secured loan	SR +	3.25%	12/2028	5,352	5,273	5,165	1.7%
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	SR +	3.25%	11/2028	7,369	7,136	7,408	2.4%
Physician Partners, LLC(6)	First lien senior secured loan	P +	4.00%	12/2028	9,850	9,381	9,283	3.1%
Premise Health Holding(6)(8)	First lien senior secured loan	SR +	4.75%	07/2025	3,201	3,178	3,185	1.1%
Select Medical Corp.(5)	First lien senior secured loan	SR +	3.00%	03/2027	2,985	2,971	2,982	1.1%
Surgery Center Holdings, Inc.(6)	First lien senior secured loan	SR +	3.50%	12/2030	2,416	2,392	2,423	0.8%
						60,085	60,732	20.1%
Healthcare technology
Athenahealth Group Inc.(5)	First lien senior secured loan	SR +	3.25%	02/2029	9,308	$8,644	$9,257	3.1%
Bracket Intermediate Holding Corp.(6)	First lien senior secured loan	SR +	5.00%	05/2028	6,835	6,681	6,825	2.3%
Gainwell Acquisition Corp.(6)	First lien senior secured loan	SR +	4.00%	10/2027	7,859	7,695	7,623	2.5%
GHX Ultimate Parent Corporation(6)	First lien senior secured loan	SR +	4.75%	06/2027	2,985	2,920	2,986	1.0%
Imprivata, Inc.(5)	First lien senior secured loan	SR +	4.25%	12/2027	9,664	9,515	9,692	3.1%
IQVIA, Inc.(6)	First lien senior secured loan	SR +	2.00%	01/2031	4,111	4,111	4,123	1.4%
PointClickCare Technologies Inc.PointClickCare Technologies Inc(6)(8)	First lien senior secured loan	SR +	3.00%	12/2027	1,985	1,957	1,980	0.7%
R1 RCM Inc.(6)(8)	First lien senior secured loan	SR +	3.50%	06/2029	5,000	4,940	5,000	1.7%
R1 RCM Inc.(5)	First lien senior secured loan	SR +	3.00%	06/2029	3,970	3,970	3,966	1.3%
Verscend Holding Corp.(5)	First lien senior secured loan	SR +	4.00%	08/2025	9,843	9,763	9,851	3.3%
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	3.50%	09/2026	4,454	4,451	4,459	1.5%
						64,647	65,762	21.9%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	SR +	2.75%	06/2030	1,990	$1,981	$1,990	0.7%
						1,981	1,990	0.7%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(7)	First lien senior secured loan	SR +	5.50%	08/2029	4,738	$4,680	$4,750	1.6%
iSolved, Inc.(6)	First lien senior secured loan	SR +	4.00%	10/2030	6,250	6,188	6,250	2.0%
						10,868	11,000	3.6%
Infrastructure and environmental services
Asplundh Tree Expert, LLC(5)	First lien senior secured loan	SR +	1.75%	09/2027	1,430	$1,426	$1,430	0.5%
Madison IAQ, LLC(5)	First lien senior secured loan	SR +	3.25%	06/2028	8,355	8,200	8,317	2.7%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 ($ in thousands)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Osmose Utilities Services, Inc.(5)	First lien senior secured loan	SR +	3.25%	06/2028	8,466	7,938	8,452	2.8%
USIC Holdings, Inc.(6)	First lien senior secured loan	SR +	3.50%	05/2028	2,947	2,824	2,919	1.0%
						20,388	21,118	7.0%
Insurance
Acrisure, LLC(6)	First lien senior secured loan	SR +	4.50%	12/2030	9,222	$8,876	$9,229	3.0%
AssuredPartners, Inc.(5)	First lien senior secured loan	SR +	3.75%	02/2027	7,705	7,568	7,718	2.6%
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR +	3.00%	01/2027	2,067	2,050	2,067	0.7%
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR +	3.75%	01/2029	5,993	5,950	6,002	2.0%
Hub International(6)	First lien senior secured loan	SR +	4.25%	06/2030	7,980	7,903	8,010	2.6%
Hyperion Refinance S.a.r.l (dba Howden Group)(6)	First lien senior secured loan	SR +	4.00%	04/2030	3,970	3,821	3,974	1.3%
IMA Financial Group, Inc.(5)(8)	First lien senior secured loan	SR +	3.75%	11/2028	5,968	5,938	5,953	2.0%
						42,106	42,953	14.2%
Internet software and services
Aptean, Inc.(5)	First lien senior secured loan	SR +	4.25%	04/2026	2,136	$2,128	$2,129	0.7%
Barracuda Parent, LLC(6)	First lien senior secured loan	SR +	4.50%	08/2029	10,494	10,095	10,219	3.4%
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	4.50%	03/2029	4,987	4,764	4,862	1.6%
DCert Buyer, Inc.(5)	First lien senior secured loan	SR +	4.00%	10/2026	7,206	7,171	7,131	2.4%
Delta TopCo, Inc. (dba Infoblox, Inc.)(7)	First lien senior secured loan	SR +	3.75%	12/2027	13,147	12,393	13,114	4.3%
Dun & Bradstreet Corporation, The(5)	First lien senior secured loan	SR +	2.75%	02/2026	995	995	996	0.3%
E2open, LLC(5)	First lien senior secured loan	SR +	3.50%	02/2028	8,340	8,238	8,338	2.8%
Idera, Inc.(6)	First lien senior secured loan	SR +	3.75%	03/2028	6,518	6,360	6,476	2.1%
Infinite Bidco LLC(6)	First lien senior secured loan	SR +	3.75%	03/2028	3,568	3,464	3,464	1.1%
McAfee Corp.(5)	First lien senior secured loan	SR +	3.75%	03/2029	6,261	6,021	6,218	2.1%
MeridianLink, Inc.(6)	First lien senior secured loan	SR +	3.00%	11/2028	7,475	7,445	7,467	2.5%
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	SR +	4.50%	05/2029	7,882	7,421	7,434	2.5%
Perforce Software, Inc.(5)	First lien senior secured loan	SR +	3.75%	07/2026	4,964	4,765	4,902	1.6%
Project Alpha Intermediate Holding, Inc.(5)	First lien senior secured loan	SR +	4.75%	10/2030	8,000	7,843	8,026	2.7%
Project Sky Merger Sub, Inc.(6)	First lien senior secured loan	SR +	3.75%	10/2028	2,500	2,476	2,472	0.8%
Quartz Acquireco, LLC (dba Qualtrics AcquireCo, LLC)(5)(8)	First lien senior secured loan	SR +	3.50%	06/2030	3,990	3,952	3,960	1.3%
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	SR +	5.00%	05/2028	9,000	8,700	8,888	2.8%
Sophos Holdings, LLC(5)	First lien senior secured loan	SR +	3.50%	03/2027	10,438	10,263	10,451	3.3%
UST Holdings, Ltd.(5)(8)	First lien senior secured loan	SR +	3.50%	11/2028	8,538	8,515	8,389	2.8%
Vertiv Group Corp.(5)	First lien senior secured loan	SR +	2.50%	03/2027	1,516	1,516	1,521	0.5%
VS Buyer LLC(6)	First lien senior secured loan	SR +	3.25%	02/2027	2,969	2,969	2,973	1.0%
						127,494	129,430	42.6%
Investment funds and vehicle
Finco I, LLC(6)	First lien senior secured loan	SR +	3.00%	06/2029	3,982	$3,971	$3,994	1.3%
						3,971	3,994	1.3%
Leisure and entertainment
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	SR +	2.25%	01/2030	3,000	$2,983	$3,006	1.0%
						2,983	3,006	1.0%
Manufacturing
Altar Bidco, Inc.(7)	First lien senior secured loan	SR +	3.10%	02/2029	4,715	$4,530	$4,702	1.6%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 ($ in thousands)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Columbus McKinnon Corp.(6)	First lien senior secured loan	SR +	2.75%	05/2028	463	460	463	0.2%
DXP Enterprises, Inc.(7)(8)	First lien senior secured loan	SR +	4.75%	10/2030	10,408	10,254	10,382	3.4%
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(5)	First lien senior secured loan	SR +	3.00%	05/2030	9,345	9,257	9,372	3.1%
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	SR +	3.50%	05/2028	7,538	7,485	7,474	2.5%
Entegris, Inc.(5)	First lien senior secured loan	SR +	2.50%	07/2029	1,620	1,620	1,625	0.5%
Filtration Group Corporation(5)	First lien senior secured loan	SR +	4.25%	10/2028	3,970	3,933	3,983	1.3%
Gates Global LLC(5)	First lien senior secured loan	SR +	3.00%	11/2029	2,972	2,920	2,979	1.0%
Pro Mach Group, Inc.(5)	First lien senior secured loan	SR +	4.00%	08/2028	10,440	10,214	10,460	3.3%
Pro Mach Group, Inc.(5)(8)	First lien senior secured loan	SR +	5.00%	08/2028	3,980	3,807	4,000	1.3%
Refficiency Holdings, LLC (dba Legence)(5)	First lien senior secured loan	SR +	3.50%	12/2027	7,574	7,541	7,572	2.4%
Summit Materials, LLC(6)	First lien senior secured loan	SR +	2.50%	11/2028	4,339	4,328	4,352	1.4%
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	SR +	3.75%	03/2028	10,558	10,433	10,541	3.5%
						76,782	77,905	25.5%
Pharmaceuticals
Fortrea Holdings Inc.(5)	First lien senior secured loan	SR +	3.75%	07/2030	3,399	$3,371	$3,394	1.1%
						3,371	3,394	1.1%
Professional services
Apex Group Treasury, LLC(6)(8)	First lien senior secured loan	SR +	3.75%	07/2028	4,888	$4,727	$4,863	1.6%
Apex Group Treasury, LLC(6)(8)	First lien senior secured loan	SR +	5.00%	07/2028	7,232	7,011	7,232	2.4%
Arsenal AIC Parent, LLC (dba Arconic)(5)	First lien senior secured loan	SR +	4.50%	08/2030	4,738	4,708	4,751	1.6%
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	SR +	3.00%	10/2026	2,943	2,930	2,946	1.0%
Corporation Service Company(5)	First lien senior secured loan	SR +	3.25%	11/2029	1,787	1,783	1,790	0.6%
Element Solutions, Inc.(6)(8)	First lien senior secured loan	SR +	2.00%	12/2030	4,811	4,799	4,799	1.6%
EM Midco2 Ltd. (dba Element Materials Technology)(6)	First lien senior secured loan	SR +	4.25%	06/2029	9,014	8,911	8,913	2.9%
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	SR +	4.00%	09/2030	7,220	7,115	7,189	2.4%
Omnia Partners, LLC(6)	First lien senior secured loan	SR +	4.25%	07/2030	6,594	6,576	6,631	2.2%
Omnia Partners, LLC(6)(9)(10)	First lien senior secured delayed draw term loan	SR +	4.25%	01/2024	—	(2)	—	—%
Red Ventures, LLC(6)	First lien senior secured loan	SR +	3.00%	03/2030	3,970	3,933	3,955	1.2%
Skopima Merger Sub Inc.(5)	First lien senior secured loan	SR +	4.00%	05/2028	5,716	5,477	5,687	1.9%
Sovos Compliance, LLC(5)	First lien senior secured loan	SR +	4.50%	08/2028	10,440	10,144	10,297	3.4%
Vistage Worldwide, Inc.(6)(8)	First lien senior secured loan	SR +	5.25%	07/2029	9,776	9,636	9,752	3.2%
						77,748	78,805	26.0%
Specialty retail
Pilot Travel Centers LLC(5)	First lien senior secured loan	SR +	2.00%	08/2028	796	$791	$798	0.3%
						791	798	0.3%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	SR +	2.00%	05/2028	3,274	$3,268	$3,255	1.1%
Ciena Corp.(5)	First lien senior secured loan	SR +	2.00%	10/2030	3,990	3,978	3,997	1.2%
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	SR +	2.50%	09/2028	2,974	2,961	2,919	1.0%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Blue Owl Credit Income Senior Loan Fund’s Portfolio as of December 31, 2023 ($ in thousands)
Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Park Place Technologies, LLC(5)	First lien senior secured loan	SR +	5.00%	11/2027	9,662	9,253	9,597	3.2%
Zayo Group Holdings, Inc.(5)	First lien senior secured loan	SR +	4.25%	03/2027	9,825	8,506	8,404	2.8%
						27,966	28,172	9.3%
Transportation
Echo Global Logistics, Inc.(5)	First lien senior secured loan	SR +	3.50%	11/2028	1,138	$1,118	$1,111	0.4%
KKR Apple Bidco, LLC(6)	First lien senior secured loan	SR +	3.50%	09/2028	2,055	2,051	2,061	0.7%
Safe Fleet Holdings, LLC(5)	First lien senior secured loan	SR +	3.75%	02/2029	3,965	3,924	3,971	1.3%
Uber Technologies, Inc.(6)	First lien senior secured loan	SR +	2.75%	03/2030	3,164	3,156	3,171	1.0%
						10,249	10,314	3.4%
Total Debt Investments						$1,133,987	$1,147,314	378.2%
Total Investments						$1,133,987	$1,147,314	378.2%

__________________
(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF’s SPV Asset Facilities.
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.
(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2023 was 5.35%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2023 was 5.33%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2023 was 5.16%.
(8)Level 3 investment.
(9)Position or portion thereof is an unfunded loan commitment.
(10)The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

Blue Owl Credit Income Senior Loan Fund's Portfolio as of December 31, 2022 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members’ Equity
Debt Investments
Aerospace and defense
Bleriot US Bidco Inc.(7)	First lien senior secured loan	L +	4.00%	10/2026	$5,273	$5,178	$5,207	3.2%
Peraton Corp.(6)	First lien senior secured loan	L +	3.75%	02/2028	7,571	7,290	7,382	4.6%
Transdigm, Inc.(8)(11)	First lien senior secured loan	SR +	3.25%	02/2027	3,000	2,940	2,985	1.9%
					15,844	15,408	15,574	9.7%
Automotive
PAI Holdco, Inc.(7)	First lien senior secured loan	L +	3.75%	10/2027	$4,950	$4,538	$4,356	2.7%
					4,950	4,538	4,356	2.7%
Buildings and real estate
Dodge Construction Network, LLC(10)	First lien senior secured loan	SR +	4.75%	02/2029	$5,274	$4,917	$4,482	2.8%
RealPage, Inc.(6)(11)	First lien senior secured loan	L +	3.00%	04/2028	10,547	9,925	10,009	6.2%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Blue Owl Credit Income Senior Loan Fund's Portfolio as of December 31, 2022 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members’ Equity
Wrench Group LLC(7)	First lien senior secured loan	L +	4.00%	04/2026	9,761	9,737	9,419	5.9%
					25,582	24,579	23,910	14.9%
Business services
BrightView Landscapes, LLC(8)	First lien senior secured loan	SR +	3.25%	04/2029	$10,547	$10,230	$10,125	6.3%
Brown Group Holdings, LLC(9)(11)	First lien senior secured loan	SR +	3.75%	07/2029	2,026	2,005	2,017	1.3%
ConnectWise, LLC(7)(11)	First lien senior secured loan	L +	3.50%	09/2028	10,547	9,961	9,996	6.2%
Packers Holdings, LLC(6)	First lien senior secured loan	L +	3.25%	03/2028	6,190	5,682	5,384	3.4%
Vistage Worldwide, Inc.(8)	First lien senior secured loan	SR +	5.25%	07/2029	3,990	3,831	3,890	2.4%
					33,300	31,709	31,412	19.6%
Capital markets
Guggenheim Partners Investment Management Holdings, LLC(9)	First lien senior secured loan	SR +	3.25%	12/2029	$5,000	$4,913	$4,913	3.1%
					5,000	4,913	4,913	3.1%
Chemicals
Aruba Investments Holdings, LLC (dba Angus Chemical Company)(8)	First lien senior secured loan	SR +	4.75%	11/2027	$3,000	$2,794	$2,933	1.9%
Axalta Coating Systems US Holdings Inc.(9)(11)	First lien senior secured loan	SR +	3.00%	12/2029	5,000	4,950	5,000	3.1%
Ineos US Finance LLC(9)	First lien senior secured loan	SR +	3.75%	11/2027	3,000	2,895	2,948	1.8%
					11,000	10,639	10,881	6.8%
Consumer products
Olaplex, Inc.(8)	First lien senior secured loan	SR +	3.50%	02/2029	$5,287	$4,905	$4,970	3.1%
					5,287	4,905	4,970	3.1%
Containers and packaging
Berlin Packaging L.L.C.(7)(11)	First lien senior secured loan	L +	3.75%	03/2028	$10,547	$10,102	$10,127	6.3%
BW Holding, Inc.(9)	First lien senior secured loan	SR +	4.00%	12/2028	7,767	7,637	7,146	4.5%
Ring Container Technologies Group, LLC(6)	First lien senior secured loan	L +	3.50%	08/2028	9,762	9,585	9,616	6.0%
Tricorbraun Holdings, Inc.(6)(11)	First lien senior secured loan	L +	3.25%	03/2028	10,546	9,995	10,040	6.3%
Valcour Packaging, LLC(9)	First lien senior secured loan	SR +	3.75%	10/2028	9,925	9,901	8,883	5.5%
					48,547	47,220	45,812	28.6%
Distribution
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(8)(11)	First lien senior secured loan	SR +	4.63%	06/2026	$9,762	$9,434	$9,469	5.9%
Dealer Tire, LLC(8)	First lien senior secured loan	SR +	4.25%	12/2027	3,959	3,888	3,900	2.4%
SRS Distribution, Inc.(6)	First lien senior secured loan	L +	3.50%	06/2028	10,573	9,839	10,097	6.3%
White Cap Supply Holdings, LLC(8)(11)	First lien senior secured loan	SR +	3.75%	10/2027	10,573	10,020	10,208	6.4%
					34,867	33,181	33,674	21.0%
Diversified financial services
Focus Financial Partners, LLC(8)(11)	First lien senior secured loan	SR +	3.25%	06/2028	$4,988	$4,901	$4,921	3.1%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Blue Owl Credit Income Senior Loan Fund's Portfolio as of December 31, 2022 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members’ Equity
					4,988	4,901	4,921	3.1%
Education
Severin Acquisition, LLC (dba Powerschool)(8)	First lien senior secured loan	SR +	3.00%	08/2025	$4,897	$4,807	$4,860	3.0%
Sophia, L.P.(8)	First lien senior secured loan	SR +	4.25%	10/2027	9,762	9,739	9,738	6.1%
					14,659	14,546	14,598	9.1%
Energy equipment and services
AZZ Inc.(9)	First lien senior secured loan	SR +	4.25%	05/2029	$7,950	$7,882	$7,950	5.0%
Brookfield WEC Holdings Inc.(8)(11)	First lien senior secured loan	SR +	3.75%	08/2025	3,491	3,465	3,473	2.1%
Pike Corp.(6)(11)	First lien senior secured loan	L +	3.00%	01/2028	9,800	9,607	9,651	6.0%
					21,241	20,954	21,074	13.1%
Financial services
Acuris Finance US, Inc. (ION Analytics) (9)(11)	First lien senior secured loan	SR +	4.00%	02/2028	$4,500	$4,396	$4,416	2.8%
AllSpring Buyer(9)	First lien senior secured loan	SR +	4.00%	11/2028	4,988	4,921	4,925	3.1%
Deerfield Dakota Holding, LLC(8)(11)	First lien senior secured loan	SR +	3.75%	04/2027	5,910	5,597	5,509	3.4%
					15,398	14,914	14,850	9.3%
Food and beverage
Eagle Parent Corp.(9)(11)	First lien senior secured loan	SR +	4.25%	04/2029	$2,722	$2,674	$2,668	1.7%
Naked Juice LLC (dba Tropicana)(9)(11)	First lien senior secured loan	SR +	3.25%	01/2029	10,573	9,668	9,430	5.9%
Nomad Foods Europe Midco Ltd.(8)(11)	First lien senior secured loan	SR +	3.75%	11/2029	5,000	4,801	4,979	3.1%
Pegasus BidCo B.V.(9)	First lien senior secured loan	SR +	4.25%	07/2029	4,500	4,306	4,354	2.7%
Shearer’s Foods, LLC(6)(11)	First lien senior secured loan	L +	3.50%	09/2027	8,807	8,196	8,376	5.2%
					31,602	29,645	29,807	18.6%
Healthcare equipment and services
Confluent Medical Technologies, Inc.(9)	First lien senior secured loan	SR +	3.75%	02/2029	$9,762	$9,620	$9,250	5.8%
Dermatology Intermediate Holdings III, Inc(8)	First lien senior secured loan	SR +	4.25%	03/2029	9,950	9,829	9,751	6.1%
Dermatology Intermediate Holdings III, Inc(8)(12)	First lien senior secured delayed draw term loan	SR +	4.25%	03/2029	1,629	1,618	1,596	1.0%
Medline Borrower, LP(6)(11)	First lien senior secured loan	L +	3.25%	10/2028	6,327	5,831	6,005	3.7%
MJH Healthcare Holdings, LLC(8)	First lien senior secured loan	SR +	3.50%	01/2029	3,831	3,767	3,678	2.3%
Natus Medical Inc.(10)	First lien senior secured loan	SR +	5.50%	07/2029	4,500	4,191	4,207	2.6%
					35,999	34,856	34,487	21.5%
Healthcare providers and services
Covetrus, Inc.(9)(11)	First lien senior secured loan	SR +	5.00%	10/2029	$9,500	$8,940	$8,878	5.5%
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	L +	3.25%	12/2028	3,422	3,356	3,242	2.0%
Phoenix Newco, Inc. (dba Parexel)(6)(11)	First lien senior secured loan	L +	3.25%	11/2028	7,444	7,170	7,156	4.5%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Blue Owl Credit Income Senior Loan Fund's Portfolio as of December 31, 2022 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members’ Equity
Physician Partners, LLC(8)(11)	First lien senior secured loan	SR +	4.00%	12/2028	9,950	9,407	9,457	5.9%
Premise Health Holding(9)	First lien senior secured loan	SR +	4.75%	07/2025	3,234	3,197	3,193	2.0%
					33,550	32,070	31,926	19.9%
Healthcare technology
Athenahealth Group Inc.(8)(11)	First lien senior secured loan	SR +	3.50%	02/2029	$9,403	$8,636	$8,466	5.3%
Athenahealth Group Inc.(8)(11)(12)	First lien senior secured delayed draw term loan	SR +	3.50%	02/2029	—	(112)	(109)	(0.1)%
Imprivata, Inc.(8)	First lien senior secured loan	SR +	4.25%	12/2027	9,762	9,583	9,396	5.9%
Verscend Holding Corp.(6)	First lien senior secured loan	L +	4.00%	08/2025	9,944	9,821	9,870	6.1%
					29,109	27,928	27,623	17.2%
Infrastructure and environmental services
Osmose Utilities Services, Inc.(6)	First lien senior secured loan	L +	3.25%	06/2028	$9,762	$9,052	$9,249	5.8%
USIC Holdings, Inc.(6)(11)	First lien senior secured loan	L +	3.50%	05/2028	2,977	2,831	2,837	1.7%
					12,739	11,883	12,086	7.5%
Insurance
Acrisure, LLC(9)	First lien senior secured loan	SR +	5.75%	02/2027	$6,500	$6,182	$6,435	4.1%
AssuredPartners, Inc.(8)	First lien senior secured loan	SR +	4.25%	02/2027	4,988	4,814	4,875	3.0%
Hub International Limited(7)(11)	First lien senior secured loan	L +	3.25%	04/2025	9,924	9,756	9,823	6.1%
					21,412	20,752	21,133	13.2%
Internet software and services
Barracuda Parent, LLC(8)	First lien senior secured loan	SR +	4.50%	08/2029	$10,600	$10,141	$10,203	6.3%
CDK Global, Inc.(9)(11)	First lien senior secured loan	SR +	4.50%	07/2029	10,600	10,366	10,492	6.5%
Delta TopCo, Inc. (dba Infoblox, Inc.)(9)(11)	First lien senior secured loan	SR +	3.75%	12/2027	10,573	9,666	9,741	6.1%
E2open, LLC(6)(11)	First lien senior secured loan	L +	3.50%	02/2028	3,868	3,756	3,793	2.4%
Hyland Software, Inc.(6)(11)	First lien senior secured loan	L +	3.50%	07/2024	9,948	9,732	9,802	6.1%
Sophos Holdings, LLC(7)	First lien senior secured loan	L +	3.50%	03/2027	10,546	10,319	10,203	6.4%
					56,135	53,980	54,234	33.8%
Leisure and entertainment
Delta 2 (Lux) SARL (dba Formula One)(8)	First lien senior secured loan	SR +	3.25%	01/2030	$3,000	$2,970	$2,993	1.8%
WMG Acquisition Corp.(8)(11)	First lien senior secured loan	SR +	3.00%	01/2028	4,000	3,922	3,953	2.5%
					7,000	6,892	6,946	4.3%
Manufacturing
DXP Enterprises, Inc.(10)	First lien senior secured loan	SR +	5.25%	12/2027	$4,987	$4,717	$4,738	3.0%
Gates Global LLC(8)(11)	First lien senior secured loan	SR +	3.50%	11/2029	1,995	1,936	1,978	1.2%

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Blue Owl Credit Income Senior Loan Fund's Portfolio as of December 31, 2022 ($ in thousands)
Company(1)(2)(4)(5)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(3)	Fair Value	Percentage of Members’ Equity
Pro Mach Group, Inc.(6)(11)	First lien senior secured loan	L +	4.00%	08/2028	10,547	10,282	10,241	6.4%
Pro Mach Group, Inc.(9)	First lien senior secured loan	SR +	5.00%	08/2028	4,000	3,800	3,884	2.4%
					21,529	20,735	20,841	13.0%
Professional services
Apex Group Treasury, LLC(9)	First lien senior secured loan	SR +	5.00%	07/2028	$2,500	$2,350	$2,400	1.5%
Apex Group Treasury, LLC(7)(11)	First lien senior secured loan	L +	3.75%	07/2028	4,938	4,748	4,691	2.9%
EM Midco2 Ltd. (dba Element Materials Technology)(9)	First lien senior secured loan	SR +	4.25%	06/2029	2,053	1,988	2,012	1.3%
Sovos Compliance, LLC(9)	First lien senior secured loan	SR +	4.50%	08/2028	10,547	10,200	9,703	6.0%
					20,038	19,286	18,806	11.7%
Telecommunications
Park Place Technologies, LLC(8)(11)	First lien senior secured loan	SR +	5.00%	11/2027	$9,762	$9,268	$9,172	5.7%
Zayo Group Holdings, Inc.(8)(11)	First lien senior secured loan	SR +	4.25%	03/2027	9,925	8,294	8,196	5.1%
					19,687	17,562	17,368	10.8%
Total Debt Investments					$529,463	$507,996	$506,202	315.6%
Total Investments					$529,463	$507,996	$506,202	315.6%
__________________
(1)Certain portfolio company investments are subject to contractual restrictions on sales.
(2)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF’s SPV Asset Facilities.
(3)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(4)Unless otherwise indicated, all investments are considered Level 3 investments.
(5)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three- or six-month LIBOR), Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate (“Prime” or “P”), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(6)The interest rate on these loans is subject to 1 month LIBOR, which as of December 31, 2022 was 4.39%.
(7)The interest rate on these loans is subject to 3 month LIBOR, which as of December 31, 2022 was 4.77%.
(8)The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2022 was 4.36%.
(9)The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2022 was 4.59%.
(10)The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2022 was 4.78%.
(11)Level 2 investment.
(12)Position or portion thereof is an unfunded loan commitment.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
Below is selected balance sheet information for OCIC SLF as of the following periods:

($ in thousands)	December 31, 2023	December 31, 2022
Assets
Investments at fair value (amortized cost of $1,133,987 and $507,996, respectively)	$1,147,314	$506,202
Cash	102,559	15,237
Interest receivable	4,160	2,202
Receivable due on investments sold	14,593	4,622
Prepaid expenses and other assets	—	151
Total Assets	$1,268,626	$528,414
Liabilities
Debt (net of unamortized debt issuance costs of $8,292 and $3,509, respectively)	$861,928	$343,035
Payable for investments purchased	73,821	13,958
Interest payable	10,260	1,522
Return of capital payable	—	4,489
Distribution payable	9,546	3,624
Accrued expenses and other liabilities	567	1,337
Total Liabilities	$956,122	$367,965
Members’ Equity
Members’ Equity	312,504	160,449
Total Members’ Equity	312,504	160,449
Total Liabilities and Members’ Equity	$1,268,626	$528,414
Below is selected statement of operations information for OCIC SLF as of the following periods:

	For the Year Ended December 31, 2023	For the Period Ended December 31, 2022(1)
Investment Income
Interest income	$78,002	$7,202
Other income	88	116
Total Investment Income	78,090	7,318
Operating Expenses
Interest expense	$38,547	$3,300
Professional fees	1,375	158
Other general and administrative	691	77
Total Operating Expenses	40,613	3,535
Net Investment Income	$37,477	$3,783
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net change in unrealized gain (loss) on investments	15,121	(1,657)
Net realized gain (loss) on investments	(1,381)	(84)
Total Net Realized and Change in Unrealized Gain (Loss) on Investments	13,740	(1,741)
Net Increase in Members’ Equity Resulting from Operations	$51,217	$2,042
______________
(1) OCIC SLF commenced principal operations as a joint venture on November 2, 2022.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
Note 5. Fair Value of Financial Instruments
Investments
The following table presents the fair value hierarchy of cash, investments, and derivatives as of the following periods:

	Fair Value Hierarchy as of December 31, 2023
($ in thousands)	Level 1	Level 2	Level 3	Total
Cash (including restricted cash)	$415,384	$—	$—	$415,384
Investments:
First-lien senior secured debt investments(1)	—	2,248,212	11,540,505	13,788,717
Second-lien senior secured debt investments	—	249,417	935,338	1,184,755
Unsecured debt investments	—	55,643	189,018	244,661
Preferred equity investments(2)	—	—	721,545	721,545
Common equity investments(3)	—	—	448,974	448,974
Subtotal	$—	$2,553,272	$13,835,380	$16,388,652
Investments measured at NAV(4)	—	—	—	273,441
Total investments at fair value	$—	$2,553,272	$13,835,380	$16,662,093
Derivatives:
Interest rate swaps	—	18,650	—	18,650
_______________
(1)Includes debt investment in Amergin AssetCo.
(2)Includes equity investment in LSI Financing.
(3)Includes equity investments in Amergin AssetCo and Fifth Season.
(4)Includes equity investment in OCIC SLF, which is measured at fair value using the net asset value per share (or its equivalent) practical expedient and has not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

	Fair Value Hierarchy as of December 31, 2022
($ in thousands)	Level 1	Level 2	Level 3	Total
Cash (including restricted cash)	$225,247	$—	$—	$225,247
Investments:
First-lien senior secured debt investments	—	845,039	7,603,501	8,448,540
Second-lien senior secured debt investments	—	123,639	1,019,223	1,142,862
Unsecured debt investments	—	—	211,328	211,328
Preferred equity investments(1)	—	—	500,023	500,023
Common equity investments(2)	—	—	264,437	264,437
Subtotal	$—	$968,678	$9,598,512	$10,567,190
Investments measured at NAV(3)	—	—	—	140,394
Total investments at fair value	$—	$968,678	$9,598,512	$10,707,584
Derivatives:
Interest rate swaps	—	4,003	—	4,003
_______________
(1)Includes equity investment in LSI Financing.
(2)Includes equity investments in Amergin AssetCo and Fifth Season.
(3)Includes equity investment in OCIC SLF, which is measured at fair value using the net asset value per share (or its equivalent) practical expedient and has not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
The following tables present changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the following periods:

	As of and for the Year Ended December 31, 2023
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Unsecured debt investments	Preferred equity investments	Common equity investments	Total
Fair value, beginning of period	$7,603,501	$1,019,223	$211,328	$500,023	$264,437	$9,598,512
Purchases of investments, net	5,249,380	1	613	151,149	167,162	5,568,305
Payment-in-kind	52,601	7,946	19,762	63,737	168	144,214
Proceeds from investments, net	(1,217,587)	—	(3)	(17,205)	(2,313)	(1,237,108)
Net change in unrealized gain (loss)	44,801	11,984	4,936	21,804	16,702	100,227
Net realized gains (losses)	(3,869)	—	—	490	—	(3,379)
Net amortization/accretion of premium/discount on investments	34,907	1,136	224	1,547	—	37,814
Transfers between investment types	(2,818)	—	—	—	2,818	—
Transfers into (out of) Level 3(1)	(220,411)	(104,952)	(47,842)	—	—	(373,205)
Fair value, end of period	$11,540,505	$935,338	$189,018	$721,545	$448,974	$13,835,380
_______________
(1)Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the year ended December 31, 2023, transfers out of Level 3 into Level 2 were as a result of changes in the observability of significant inputs for certain portfolio companies.

	As of and for the Year Ended December 31, 2022
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Unsecured debt investments	Preferred equity investments	Common equity investments	Total
Fair value, beginning of period	$2,328,346	$450,477	$2,116	$56,970	$71,705	$2,909,614
Purchases of investments, net	5,630,112	638,252	209,667	431,520	176,834	7,086,385
Payment-in-kind	27,279	4,850	9,622	21,651	82	63,484
Proceeds from investments, net	(406,080)	(39,832)	(142)	(773)	—	(446,827)
Net change in unrealized gain (loss) on investments	(14,492)	(30,402)	(10,188)	(10,284)	15,816	(49,550)
Net realized gain (loss) on investments	(797)	—	(23)	202	—	(618)
Net amortization/accretion of premium/discount on investments	14,148	853	276	737	—	16,014
Transfers into (out of) Level 3(1)	24,985	(4,975)	—	—	—	20,010
Fair value, end of period	$7,603,501	$1,019,223	$211,328	$500,023	$264,437	$9,598,512
__________________
(1)Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the year ended December 31, 2022, transfers out of Level 3 into Level 2 and transfers into Level 3 from Level 2 were as a result of changes in the observability of significant inputs for certain portfolio companies.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

	As of and for the Years Ended December 31, 2021
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Unsecured debt investments	Preferred equity investments	Common equity investments	Total
Fair value, beginning of period	$9,404	$4,232	$22	$295	$423	$14,376
Purchases of investments, net	2,598,943	444,674	2,054	55,514	70,826	3,172,011
Payment-in-kind	2,619	—	82	832	10	3,543
Proceeds from investments, net	(285,811)	—	—	—	—	(285,811)
Net change in unrealized gain (loss) on investments	817	1,461	(48)	274	446	2,950
Net realized gain (loss) on investments	566	—	—	—	—	566
Net amortization/accretion of premium/discount on investments	2,768	110	6	55	—	2,939
Transfers into (out of) Level 3(1)	(960)	—	—	—	—	(960)
Fair value, end of period	$2,328,346	$450,477	$2,116	$56,970	$71,705	$2,909,614
__________________
(1)Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the year ended December 31, 2021, transfers out of Level 3 into Level 2 were as a result of changes in the observability of significant inputs for certain portfolio companies.
The below tables present information with respect to the net change in unrealized gains (losses) on investments for which Level 3 inputs were used in determining the fair value that are still held by the Company for the following periods:

($ in thousands)	Net change in unrealized gain (loss) for the Year Ended December 31, 2023 on Investments Held at December 31, 2023	Net change in unrealized gain (loss) for the Year Ended December 31, 2022 on Investments Held at December 31, 2022	Net change in unrealized gain (loss) for the Years Ended December 31, 2021 on Investments Held at December 31, 2021
First-lien senior secured debt investments	$36,952	$(14,443)	$817
Second-lien senior secured debt investments	11,608	(29,804)	1,461
Unsecured debt investments	4,935	(10,188)	(48)
Preferred equity investments	21,805	(10,270)	274
Common equity investments	16,697	16,131	446
Total Investments	$91,997	$(48,574)	$2,950
The following tables present quantitative information about the significant unobservable inputs of the Company’s Level 3 investments as of December 31, 2023 and December 31, 2022. The weighted average range of

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
unobservable inputs is based on fair value of investments. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company’s determination of fair value.

	As of December 31, 2023
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments	$9,713,556	Yield Analysis	Market Yield	7.4% - 22.2% (11.6%)	Decrease
	1,826,949	Recent Transaction	Transaction Price	97.0% - 99.8% (98.6%)	Increase
Second-lien senior secured debt investments	$935,338	Yield Analysis	Market Yield	11.4% - 17.7% (14.6%)	Decrease
Unsecured debt investments	$188,992	Yield Analysis	Market Yield	10.6% - 17.2% (12.0%)	Decrease
	26	Market Approach	EBITDA Multiple	11.8x - 11.8x (11.8x)	Increase
Preferred equity investments	$642,464	Yield Analysis	Market Yield	10.4% - 25.8% (14.4%)	Decrease
	79,081	Recent Transaction	Transaction Price	98.0% - 107.5% (104.2%)	Increase
Common equity investments	$251,028	Recent Transaction	Transaction Price	100.0% - 100.0% (100.0%)	Increase
	148,706	Market Approach	EBITDA Multiple	6.0x - 34.5x (16.1x)	Increase
	47,978	Market Approach	Revenue Multiple	1.9x - 14.7x (10.5x)	Increase
	1,253	Yield Analysis	Market Yield	8.0% - 8.0% (8.0%)	Decrease
	9	Market Approach	Gross Profit Multiple	9.9x - 9.9x (9.9x)	Increase

	As of December 31, 2022
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments	$7,274,929	Yield Analysis	Market Yield	8.2% - 19.3% (11.9%)	Decrease
	323,358	Recent Transaction	Transaction Price	96.8% - 99.0% (98.0%)	Increase
	5,214	Collateral Analysis	Recovery Rate	51.0% - 51.0% (51.0%)	Increase
Second-lien senior secured debt investments	$862,487	Yield Analysis	Market Yield	11.9% - 25.2% (15.7%)	Decrease
	156,736	Recent Transaction	Transaction Price	98.0% - 98.0% (98.0%)	Increase
Unsecured debt investments	$211,304	Yield Analysis	Market Yield	10.8% - 20.2% (13.1%)	Decrease
	24	Market Approach	EBITDA Multiple	14.3x - 14.3x (14.3x)	Increase
Preferred equity investments	$477,863	Yield Analysis	Market Yield	11.9% - 17.9% (14.6%)	Decrease
	22,157	Recent Transaction	Transaction Price	96.5% - 100.0% (97.5%)	Increase
	3	Market Approach	EBITDA Multiple	11.5x - 11.5x (11.5x)	Increase
Common equity investments	$105,049	Recent Transaction	Transaction Price	100.0% - 100.0% (100.0%)	Increase
	129,098	Market Approach	EBITDA Multiple	11.0x - 31.6x (15.8x)	Increase
	30,284	Market Approach	Revenue Multiple	1.8x - 16.6x (12.9x)	Increase
	6	Market Approach	Gross Profit Multiple	8.6x - 8.6x (8.6x)	Increase
The fair value of the Company’s performing Level 3 debt investments is typically determined utilizing a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
expected market yields for similar investments and risk profiles. Additional consideration is given to the expected life, portfolio company performance since close, and other terms and risks associated with an investment. Among other factors, a determinant of risk is the amount of leverage used by the portfolio company relative to its total enterprise value, and the rights and remedies of the Company’s investment within the portfolio company’s capital structure.
When the debtor is not performing or when there is insufficient value to cover the investment, the Company may utilize a net recovery approach to determine the fair value of debt investments in subject companies. A net recovery analysis typically consists of two steps. First, the total enterprise value for the subject company is estimated using standard valuation approaches, most commonly the market approach. Second, the fair value for each investment in the subject company is then estimated by allocating the subject company’s total enterprise value to the outstanding securities in the capital structure based upon various factors, including seniority, preferences, and other features if deemed relevant to each security in the capital structure.
Significant unobservable quantitative inputs typically used in the fair value measurement of the Company’s Level 3 debt investments primarily include current market yields, including relevant market indices, but may also include quotes from brokers, dealers, and pricing services as indicated by comparable investments. For the Company’s Level 3 equity investments, a market approach, based on comparable financial performance multiples such as publicly-traded company and comparable market transaction multiples of revenues, earnings before income taxes, depreciation and amortization (“EBITDA”), or some combination thereof and comparable market transactions typically would be used.
Debt Not Carried at Fair Value
Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company’s marketplace credit ratings, or market quotes, if available. The following tables present the carrying and fair values of the Company’s debt obligations as of the following periods.

	December 31, 2023		December 31, 2022
($ in thousands)	Net Carrying Value(1)	Fair Value	Net Carrying Value(2)	Fair Value
Revolving Credit Facility(3)	$611,396	$611,395	$288,636	$288,636
SPV Asset Facility I	468,920	468,920	437,241	437,241
SPV Asset Facility II	1,710,745	1,710,744	1,528,048	1,528,048
SPV Asset Facility III	513,046	513,045	549,851	549,851
SPV Asset Facility IV	246,296	246,296	460,869	460,869
SPV Asset Facility V	197,005	197,005	—	—
SPV Asset Facility VI	152,994	152,994	—	—
CLO VIII	287,907	287,907	287,946	287,946
CLO XI	258,144	258,144	—	—
CLO XII	258,002	258,002	—	—
March 2025 Notes	496,586	492,500	495,309	485,000
September 2026 Notes	344,682	319,375	344,226	299,250
February 2027 Notes	496,699	472,500	493,735	447,500
September 2027 Notes	598,564	619,500	591,550	597,449
June 2028 Notes	640,012	672,750	—	—
January 2029 Notes	546,975	566,500	—	—
Total Debt	$7,827,973	$7,847,577	$5,477,411	$5,381,790
_________________
(1)The carrying values of the Company’s Revolving Credit Facility, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III, SPV Asset Facility IV, SPV Asset Facility V, SPV Asset Facility VI, CLO VIII, CLO XI, CLO XII, March 2025 Notes, September 2026 Notes, February 2027 Notes, September 2027 Notes, June 2028 Notes, and January 2029 Notes are presented net of unamortized debt issuance

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
costs of $16.6 million, $6.1 million, $7.3 million, $9.0 million, $3.7 million, $3.0 million, $7.0 million, $2.1 million, $1.9 million, $2.0 million, $3.4 million, $5.4 million, $3.3 million, $6.9 million, $9.9 million, and $13.6 million, respectively.
(2)The carrying values of the Company’s Revolving Credit Facility, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III, SPV Asset Facility IV, CLO VIII, March 2025 Notes, September 2026 Notes, February 2027 Notes, and September 2027 Notes are presented net of unamortized debt issuance costs of $13.6 million, $3.2 million, $10.0 million, $5.1 million, $4.1 million, $2.1 million, $4.7 million, $5.8 million, $6.3 million, and $8.4 million, respectively.
(3)Includes unrealized gain (loss) on translation of borrowings denominated in foreign currencies.
The below table presents fair value measurements of the Company’s debt obligations as of the following periods:

($ in thousands)	December 31, 2023	December 31, 2022
Level 1	$—	$—
Level 2	3,143,125	1,829,199
Level 3	4,704,452	3,552,591
Total Debt	$7,847,577	$5,381,790
Financial Instruments Not Carried at Fair Value
As of December 31, 2023 and December 31, 2022, the carrying amounts of the Company’s other assets and liabilities approximate fair value due to their short maturities. These financial instruments would be categorized as Level 3 within the hierarchy.
Note 6. Debt
In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. The Company’s asset coverage was 209% and 193% as of December 31, 2023 and December 31, 2022, respectively.
Debt obligations consisted of the following as of the following periods:

	December 31, 2023
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
Revolving Credit Facility(3)	$1,945,000	$628,128	$1,316,872	$611,396
SPV Asset Facility I	525,000	475,000	50,000	468,920
SPV Asset Facility II	1,800,000	1,718,000	82,000	1,710,745
SPV Asset Facility III	1,000,000	522,000	289,180	513,046
SPV Asset Facility IV	500,000	250,000	61,848	246,296
SPV Asset Facility V	300,000	200,000	12,439	197,005
SPV Asset Facility VI	750,000	160,000	18,188	152,994
CLO VIII	290,000	290,000	—	287,907
CLO XI	260,000	260,000	—	258,144
CLO XII	260,000	260,000	—	258,002
March 2025 Notes	500,000	500,000	—	496,586
September 2026 Notes	350,000	350,000	—	344,682
February 2027 Notes	500,000	500,000	—	496,699
September 2027 Notes(4)	600,000	600,000	—	598,564
June 2028 Notes	650,000	650,000	—	640,012
January 2029 Notes(4)	550,000	550,000	—	546,975
Total Debt	$10,780,000	$7,913,128	$1,830,527	$7,827,973

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
__________________
(1)The amount available reflects any limitations related to each credit facility’s borrowing base.
(2)The carrying values of the Company’s Revolving Credit Facility, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III, SPV Asset Facility IV, SPV Asset Facility V, SPV Asset Facility VI, CLO VIII, CLO XI, CLO XII, March 2025 Notes, September 2026 Notes, February 2027 Notes, September 2027 Notes, June 2028 Notes, and January 2029 Notes are presented net of unamortized debt issuance costs of $16.6 million, $6.1 million, $7.3 million, $9.0 million, $3.7 million, $3.0 million, $7.0 million, $2.1 million, $1.9 million, $2.0 million, $3.4 million, $5.4 million, $3.3 million, $6.9 million, and $9.9 million, and $13.6 million, respectively.
(3)Includes unrealized gain (loss) on translation of borrowings denominated in foreign currencies.
(4)Inclusive of change in fair market value of effective hedge.

	December 31, 2022
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
Revolving Credit Facility(3)	$1,845,000	$302,287	$1,542,713	$288,636
SPV Asset Facility I	550,000	440,430	72,337	437,241
SPV Asset Facility II	1,800,000	1,538,000	164,506	1,528,048
SPV Asset Facility III	750,000	555,000	50,764	549,851
SPV Asset Facility IV	500,000	465,000	26,911	460,869
CLO VIII	290,000	290,000	—	287,946
March 2025 Notes	500,000	500,000	—	495,309
September 2026 Notes	350,000	350,000	—	344,226
February 2027 Notes	500,000	500,000	—	493,735
September 2027 Notes	600,000	600,000	—	591,550
Total Debt	$7,685,000	$5,540,717	$1,857,231	$5,477,411
__________________
(1)The amount available reflects any limitations related to each credit facility’s borrowing base.
(2)The carrying values of the Company’s Revolving Credit Facility, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III, SPV Asset Facility IV, CLO VIII, March 2025 Notes, September 2026 Notes, February 2027 Notes, and September 2027 Notes are presented net of unamortized debt issuance costs of $13.6 million, $3.2 million, $10.0 million, $5.1 million, $4.1 million, $2.1 million, $4.7 million, $5.8 million, $6.3 million, and $8.4 million, respectively.
(3)Includes unrealized gain (loss) on translation of borrowings denominated in foreign currencies.
The below table represents the components of interest expense for the following periods:

	For the Years Ended December 31,
($ in thousands)	2023	2022	2021
Interest expense	$457,035	$190,110	$12,619
Amortization of debt issuance costs	17,912	10,657	1,638
Net change in unrealized (gain) loss on effective interest rate swaps and hedged items(1)	(2,114)	(449)	—
Total Interest Expense	$472,833	$200,318	$14,257
Average interest rate	7.0%	4.8%	2.8%
Average daily borrowings	$6,461,477	$3,879,321	$447,117
__________________
(1)Refer to the September 2027 and January 2029 Notes for details on the facility’s interest rate swap.
Promissory Note
On October 15, 2020, the Company as borrower, entered into a Loan Agreement (the “Loan Agreement”) with Owl Rock Feeder FIC ORCIC Debt LLC (“Feeder FIC Debt”), an affiliate of the Adviser, as lender, to enter into revolving promissory notes (the “Promissory Notes”) to borrow up to an aggregate of $50.0 million from Feeder FIC Debt. The Loan Agreement was subsequently amended on March 31, 2021, August 26, 2021, September 13, 2021, and March 8, 2022, and amended and restated on May 12, 2021. Prior to June 22, 2022, the aggregate amount that

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
could be borrowed under the Loan Agreement was $250.0 million and the stated maturity date was February 28, 2023.
The interest rate on amounts borrowed pursuant to the Promissory Notes after March 8, 2022 was based on the lesser of the rate of interest for a SOFR Loan or an ABR Loan under the Credit Agreement dated as of December 7, 2021, as amended or supplemented from time to time, by and among Blue Owl Finance LLC, as Borrower, Blue Owl Capital Holdings LP and Blue Owl Capital Carry LP as Parent Guarantors, the Subsidiary Guarantors party thereto, Bank of America, N.A., as Syndication Agent, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association and Sumitomo Mitsui Banking Corporation, as Co-Documentation Agents and MUFG Bank, Ltd., as Administrative Agent.
The interest rate on amounts borrowed pursuant to the Promissory Notes between March 8, 2022 and May 12, 2021 was based on the lesser of the rate of interest for an ABR Loan or a Eurodollar Loan under the Credit Agreement dated as of April 15, 2021, as amended or supplemented from time to time, by and among the Adviser, as borrower, the several lenders from time to time party thereto, MUFG Union Bank, N.A., as Collateral Agent and MUFG Bank, Ltd., as Administrative Agent.
The interest rate on amounts borrowed pursuant to Promissory Notes, prior to May 12, 2021, was based on either the rate of interest for a LIBOR-Based Advance or the rate of interest for a Prime-Based Advance as defined in the Loan and Security Agreement, dated as of February 20, 2020, as amended from time to time, by and among the Adviser, as borrower, East West Bank, as Administrative Agent, Issuing Lender, Swingline Lender and a Lender and Investec Bank PLC as a Lender.
The unpaid principal balance of the Revolving Promissory Note and accrued interest thereon was payable by the Company from time to time at the discretion of the Company but immediately due and payable upon 120 days written notice by Owl Rock Feeder FIC ORCIC Debt LLC, and in any event due and payable in full no later than February 28, 2023.
On June 22, 2022, the Company and Feeder FIC Debt entered into a Termination Agreement (the “Termination Agreement”) pursuant to which the Loan Agreement was terminated. At the time the Termination Agreement was executed, there were no amounts outstanding pursuant to the Loan Agreement or the Promissory Notes.
Revolving Credit Facility
On August 11, 2022, the Company entered into an Amended and Restated Senior Secured Revolving Credit Agreement (the “Revolving Credit Facility”), which amends and restates in its entirety that certain Senior Secured Revolving Credit Agreement, dated as of April 14, 2021 (as amended, restated, supplemented or otherwise modified prior to August 11, 2022). The parties to the Revolving Credit Facility include the Company, as Borrower, the lenders from time to time parties thereto (each an “Revolving Credit Lender” and collectively, the “Revolving Credit Lenders”) and Sumitomo Mitsui Banking Corporation, as Administrative Agent. On November 2, 2023, the parties to the Revolving Credit Facility entered into an amendment, including to extend the availability period and maturity date for certain lenders, convert a portion of the existing revolver availability into term loan availability, reduce the credit adjustment spread to 0.10% for all Loan tenors and make various other changes. The following describes the terms of the Revolving Credit Facility amended through November 2, 2023 (the “Revolving Credit Facility First Amendment Date”).
The Revolving Credit Facility is guaranteed by certain domestic subsidiaries of the Company in existence as of the Revolving Credit Facility First Amendment Date, and will be guaranteed by certain domestic subsidiaries of the Company that are formed or acquired by the Company in the future (collectively, the “Guarantors”). Proceeds of the Revolving Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.
The maximum principal amount of the Revolving Credit Facility is $1.95 billion (increased from $1.55 billion to $1.78 billion on September 22, 2022, increased from $1.78 billion to $1.80 billion on October 5, 2022, increased from $1.80 billion to $1.85 billion on November 22, 2022, increased from $1.85 billion to $1.90 billion on November 2, 2023 and increased from $1.90 billion to $1.95 billion on December 4, 2023), subject to availability

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
under the borrowing base, which is based on the Company’s portfolio investments and other outstanding indebtedness. The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued through the Revolving Credit Facility. Maximum capacity under the Revolving Credit Facility may be increased to $2.84 billion through the Company’s exercise of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The Revolving Credit Facility includes a $200.0 million limit for swingline loans and is secured by a perfected first-priority interest in substantially all of the portfolio investments held by the Company and each Guarantor, subject to certain exceptions.
As of the Revolving Credit Facility First Amendment Date, the availability period under the Revolving Credit Facility will terminate on August 11, 2026 with respect to $200.0 million of commitments (the “Non-Extending Commitments”), and on November 2, 2027 with respect to the remaining commitments (such remaining commitments, the “Extending Commitments”) (together, the “Revolving Credit Facility Commitment Termination Date”). The Revolving Credit Facility will mature on August 11, 2027 with respect to the Non-Extending Commitments and will mature on November 2, 2028 with respect to the Extending Commitments (together, the “Revolving Credit Facility Maturity Date”). During the period from the Revolving Credit Facility Commitment Termination Date to the Revolving Credit Facility Maturity Date, the Company will be obligated to make mandatory prepayments under the Revolving Credit Facility out of the proceeds of certain asset sales and other recovery events and equity and debt issuances.
The Company may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Revolving Credit Facility in U.S. dollars will bear interest at term SOFR plus any applicable credit adjustment spread plus margin of 2.00% per annum, or the alternative base rate plus margin of 1.00% per annum. With respect to loans denominated in U.S. dollars, the Company may elect either term SOFR or the alternative base rate at the time of drawdown, and such loans may be converted from one rate to another at any time at the Company’s option, subject to certain conditions. Amounts drawn under the Revolving Credit Facility in other permitted currencies will bear interest at the relevant rate specified therein (including any applicable credit adjustment spread) plus margin of 2.00% per annum. The Company will also pay a fee of 0.375% on undrawn amounts under the Revolving Credit Facility.
The Revolving Credit Facility includes customary covenants, including certain limitations on the incurrence by the Company of additional indebtedness and on the Company’s ability to make distributions to the Company’s shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events and certain financial covenants related to asset coverage and other maintenance covenants, as well as customary events of default. The Revolving Credit Facility requires a minimum asset coverage ratio with respect to the consolidated assets of the Company and its subsidiaries to senior securities that constitute indebtedness of no less than 1.50 to 1.00 at any time.
SPV Asset Facility I
On September 16, 2021 (the “SPV Asset Facility I Closing Date”), Core Income Funding I LLC (“Core Income Funding I”), a Delaware limited liability company and newly formed wholly-owned subsidiary of the Company entered into a Credit Agreement (the “SPV Asset Facility I”), with Core Income Funding I, as borrower, the lenders from time to time parties thereto (the “SPV Asset Facility I Lenders”), Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company as Collateral Agent and Alter Domus (US) LLC as Document Custodian. The following describes the terms of the SPV Asset Facility I as amended through June 20, 2023 (the “SPV Asset Facility I Second Amendment Date”).
From time to time, the Company expects to sell and contribute certain investments to Core Income Funding I pursuant to a Sale and Contribution Agreement by and between the Company and Core Income Funding I. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility I will be used to finance the origination and acquisition of eligible assets by Core Income Funding I, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by Core Income Funding I through its ownership of Core Income Funding I. The maximum principal amount of the Credit Facility is $525.0 million (decreased from $550.0 million on the SPV Asset Facility I Second Amendment Date); the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
Income Funding I’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Asset Facility I provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility I through September 16, 2025 unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility I (the “ SPV Asset Facility I Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility I will mature on September 16, 2033 (the “SPV Asset Facility I Stated Maturity”). Prior to the SPV Asset Facility I Stated Maturity, proceeds received by Core Income Funding I from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset I Facility Stated Maturity, Core Income Funding I must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn bear interest at Term SOFR (or, in the case of certain lenders that are commercial paper conduits, the lower of their cost of funds and Term SOFR plus 0.40%) plus an applicable margin that ranges from 2.00% to 2.85% depending on a ratio of broadly syndicated loans to middle market loans in the collateral. From the SPV Asset I Facility Closing Date to the SPV Asset I Facility Commitment Termination Date, there is a commitment fee that steps up during the year after the SPV Asset I Facility Closing Date from 0.00% to 0.625% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility I. The SPV Asset Facility I contains customary covenants, including certain financial maintenance covenants, limitations on the activities of Core Income Funding I, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility I is secured by a perfected first priority security interest in the assets of Core Income Funding I and on any payments received by Core Income Funding I in respect of those assets. Assets pledged to the SPV Asset Facility I Lenders will not be available to pay the debts of the Company.
Borrowings of Core Income Funding I are considered the Company’s borrowings for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940, as amended.
SPV Asset Facility II
On October 5, 2021 (the “SPV Asset Facility II Closing Date”), Core Income Funding II LLC (“Core Income Funding II”), a Delaware limited liability company and our newly formed subsidiary entered into a loan and financing and servicing agreement (as amended through the date hereof, the “SPV Asset Facility II”), with Core Income Funding II, as borrower, us, as equityholder and service provider, the lenders from time to time parties thereto (the “SPV Asset Facility II Lenders”), Deutsche Bank AG, New York Branch, as Facility Agent, State Street Bank and Trust Company, as collateral agent, and Alter Domus (US) LLC as collateral custodian. The following describes the terms of the SPV Asset Facility II as amended through August 1, 2022 (the “SPV Asset Facility II Sixth Amendment Date”).
From time to time, the Company expects to sell and contribute certain loan assets to Core Income Funding II pursuant to a Sale and Contribution Agreement by and between the Company and Core Income Funding II. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility II will be used to finance the origination and acquisition of eligible assets by Core Income Funding II, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by Core Income Funding II through our ownership of Core Income Funding II. The maximum principal amount of the SPV Asset Facility II is $1.8 billion; the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Core Income Funding II’s assets from time to time, and satisfaction of certain conditions, including interest spread and weighted average coupon tests, certain concentration limits and collateral quality tests.
The SPV Asset Facility II provides for the ability to borrow, reborrow, repay and prepay advances under the SPV Asset Facility II for a period of up to three years after the SPV Asset Facility II Closing Date unless such period is extended or accelerated under the terms of the SPV Asset Facility II (the “Revolving Period”). Unless otherwise extended, accelerated or terminated under the terms of the SPV Asset Facility II, the SPV Asset Facility II

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
will mature on the date that is two years after the last day of the Revolving Period (the “Facility Termination Date”). Prior to the Facility Termination Date, proceeds received by Core Income Funding II from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding advances, and the excess may be returned to the Company, subject to certain conditions. On the Facility Termination Date, Core Income Funding II must pay in full all outstanding fees and expenses and all principal and interest on outstanding advances, and the excess may be returned to the Company.
Amounts drawn under the SPV Asset Facility II bear interest at Term SOFR (or, in the case of certain SPV Asset Facility II Lenders that are commercial paper conduits, the lower of (a) their cost of funds and (b) Term SOFR, such Term SOFR not to be lower than zero) plus a spread equal to 2.00% per annum, which spread will increase (a) on and after the end of the Revolving Period by 0.15% per annum if no event of default has occurred and (b) by 2.00% per annum upon the occurrence of an event of default (such spread, the “Applicable Margin”). Term SOFR may be replaced as a base rate under certain circumstances. During the Revolving Period, Core Income Funding II will pay an undrawn fee ranging from 0.00% to 0.25% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility II. During the Revolving Period, if the undrawn commitments are in excess of a certain portion (initially 12.5% and increasing in stages to 25%, 50% and 75%) of the total commitments under the SPV Asset Facility II, Core Income Funding II will also pay a make-whole fee equal to the Applicable Margin multiplied by such excess undrawn commitment amount, reduced by the undrawn fee payable on such excess. Core Income Funding II will also pay Deutsche Bank AG, New York Branch, certain fees (and reimburse certain expenses) in connection with its role as facility agent. The SPV Asset Facility II contains customary covenants, including certain financial maintenance covenants, limitations on the activities of Core Income Funding II, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility II is secured by a perfected first priority security interest in the assets of Core Income Funding II and on any payments received by Core Income Funding II in respect of those assets. Assets pledged to the SPV Asset Facility II Lenders will not be available to pay the Company’s debts.
Borrowings of Core Income Funding II are considered the Company’s borrowings for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940, as amended.
SPV Asset Facility III
On March 24, 2022 (the “SPV Asset Facility III Closing Date”), Core Income Funding III LLC (“Core Income Funding III”), a Delaware limited liability company and newly formed subsidiary of the Company entered into a Credit Agreement (the “SPV Asset Facility III”), with Core Income Funding III, as borrower, the Adviser, as servicer, the lenders from time to time parties thereto (the “SPV Asset Facility III Lenders”), Bank of America, N.A., as administrative agent, State Street Bank and Trust Company, as collateral agent, Alter Domus (US) LLC as collateral custodian and Bank of America, N.A., as sole lead arranger and sole book manager. On November 21, 2023, the parties to the SPV Asset Facility III entered into an amendment, including to increase the maximum principal amount available under the facility, extend the availability period and maturity date, change the interest rate and make various other changes. The following describes the terms of SPV Asset Facility III amended through November 21, 2023 (the “SPV Asset Facility III First Amendment Date”).
From time to time, the Company expects to sell and contribute certain investments to Core Income Funding III pursuant to a Sale and Contribution Agreement, dated as of the SPV Asset Facility III Closing Date, by and between the Company and Core Income Funding III. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility III will be used to finance the origination and acquisition of eligible assets by Core Income Funding III, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by Core Income Funding III through the Company’s ownership of Core Income Funding III. The maximum principal amount of the SPV Asset Facility III is $1.00 billion (increased from $750.0 million to $1.00 billion on November 21, 2023), which can be drawn in multiple currencies subject to certain conditions; the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Core Income Funding III’s assets from time to time, and satisfaction of certain conditions, including certain portfolio criteria.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
The SPV Asset Facility III provides for the ability to draw and redraw revolving loans under the SPV Asset Facility III for a period of up to three years after the SPV Asset Facility III First Amendment Date unless the commitments are terminated sooner as provided in the SPV Asset Facility III (the “SPV Asset Facility III Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility III will mature on November 21, 2028 (the “SPV Asset Facility III Stated Maturity”). To the extent the commitments are terminated or permanently reduced during the first two years following the SPV Asset Facility III Closing Date, Core Income Funding III may owe a prepayment penalty. Prior to the SPV Asset Facility III Stated Maturity, proceeds received by Core Income Funding III from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility III Stated Maturity, Core Income Funding III must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn in U.S. dollars are benchmarked to Daily SOFR, amounts drawn in British pounds are benchmarked to SONIA plus an adjustment of 0.11930%, amounts drawn in Canadian dollars are benchmarked to CDOR, and amounts drawn in Euros are benchmarked to EURIBOR, and in each case plus a spread equal to the Applicable Margin. As of the SPV Asset Facility III First Amendment Date, the “SPV Asset Facility III Applicable Margin” ranges from 1.75% to 2.60% depending on the composition of the collateral. The SPV Asset Facility III also allows for amounts drawn in U.S. dollars to bear interest at an alternate base rate without a spread.
From the SPV Asset Facility III Closing Date to the SPV Asset Facility III Commitment Termination Date, there is a commitment fee, calculated on a daily basis, ranging from 0.25% to 1.25% on the undrawn amount under the SPV Asset Facility III. The SPV Asset Facility III contains customary covenants, including certain limitations on the activities of Core Income Funding III, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility III is secured by a perfected first priority security interest in the assets of Core Income Funding III and on any payments received by Core Income Funding III in respect of those assets. Assets pledged to the SPV Asset Facility III Lenders will not be available to pay the debts of the Company.
Borrowings of Core Income Funding III are considered the Company’s borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.
SPV Asset Facility IV
On March 16, 2022 (the “SPV Facility IV Closing Date”), Core Income Funding IV LLC (“Core Income Funding IV”), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Credit Agreement (the “SPV Asset Facility IV”), with Core Income Funding IV, as Borrower, the lenders from time to time parties thereto (the “SPV Asset Facility IV Lenders”), Sumitomo Mitsui Banking Corporation, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian and Alter Domus (US) LLC as Document Custodian.
From time to time, the Company expects to sell and contribute certain investments to Core Income Funding IV pursuant to a Sale and Contribution Agreement, dated as of the SPV Facility IV Closing Date, by and between the Company and Core Income Funding IV. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Facility IV will be used to finance the origination and acquisition of eligible assets by Core Income Funding IV, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by Core Income Funding IV through its ownership of Core Income Funding IV. The maximum principal amount of the SPV Facility IV is $500.0 million; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core Income Funding IV’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Facility IV provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Facility IV for a period of up to three years after the SPV Facility IV Closing Date unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Facility IV (the “SPV Facility IV Commitment Termination Date”). Unless otherwise terminated, the SPV Facility IV will mature

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
on March 16, 2033 (the “SPV Facility IV Stated Maturity”). Prior to the SPV Facility IV Stated Maturity, proceeds received by Core Income Funding IV from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Facility IV Stated Maturity, Core Income Funding IV must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn bear interest at Term SOFR (or, in the case of certain SPV Asset Facility IV Lenders that are commercial paper conduits, the lower of their cost of funds and Term SOFR plus 0.15%) plus an applicable margin that ranges from 1.70% to 2.30% depending on a ratio of broadly syndicated loans to middle market loans in the collateral. From the SPV Facility IV Closing Date to the SPV Facility IV Commitment Termination Date, there is a commitment fee that steps up during the year after the SPV Facility IV Closing Date from 0.00% to 0.50% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Facility IV. The SPV Facility IV contains customary covenants, including certain financial maintenance covenants, limitations on the activities of Core Income Funding IV, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Facility IV is secured by a perfected first priority security interest in the assets of Core Income Funding IV and on any payments received by Core Income Funding IV in respect of those assets. Assets pledged to the SPV Asset Facility IV Lenders will not be available to pay the debts of the Company.
Borrowings of Core Income Funding IV are considered the Company’s borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.
SPV Asset Facility V
On March 9, 2023 (the “SPV Facility V Closing Date”), Core Income Funding V LLC (“Core Income Funding V”), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a loan and security agreement (the “SPV Asset Facility V”), with Core Income Funding V, as Borrower, the Company, as Servicer and Equityholder, the lenders from time to time parties thereto (the “SPV Asset Facility V Lenders”), Wells Fargo Bank, National Association, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC as Collateral Custodian.
From time to time, the Company expects to sell and contribute certain loan assets to Core Income Funding V pursuant to a Sale and Contribution Agreement, dated as of the SPV Facility V Closing Date, by and between the Company and Core Income Funding V. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Facility V will be used to finance the origination and acquisition of eligible assets by Core Income Funding V, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by Core Income Funding V through its ownership of Core Income Funding V. The maximum principal amount of the SPV Facility V is $300.0 million; the availability of this amount is subject to a borrowing base test, which is based on the value of Core Income Funding V’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits and other portfolio tests.
The SPV Facility V provides for the ability to borrow, reborrow, repay and prepay advances under the SPV Facility V for a period of up to three years after the SPV Facility V Closing Date unless such period is extended or accelerated under the terms of the SPV Facility V (the “SPV Facility V Reinvestment Period”). Unless otherwise extended, accelerated or terminated under the terms of the SPV Facility V, the SPV Facility V will mature on the date that is two years after the last day of the SPV Facility V Reinvestment Period (the “SPV Facility V Maturity Date”). Prior to the SPV Facility V Maturity Date, proceeds received by Core Income Funding V from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding advances, and the excess may be returned to the Company, subject to certain conditions. On the SPV Facility V Maturity Date, Core Income Funding V must pay in full all outstanding fees and expenses and all principal and interest on outstanding advances, and the excess may be returned to the Company.
Amounts drawn bear interest at Daily Simple SOFR plus a spread equal to 2.70% per annum, which spread will increase by 2.00% per annum upon the occurrence and during the existence of an event of default or following the SPV Facility V Termination Date (such spread, the “SPV Facility V Applicable Spread”). Daily Simple SOFR may

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
be replaced as a base rate under certain circumstances. During the SPV Facility V Reinvestment Period, Core Income Funding V will pay an undrawn fee ranging from 0.25% to 0.50% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Facility V that are not subject to the separate, higher fee described below. On and after the six-month anniversary of the SPV Facility V Closing Date and during the SPV Facility V Reinvestment Period, if the undrawn commitments are in excess of a certain portion (initially 50% and decreasing to 30%) of the total commitments under the SPV Facility V, such portion will not be subject to the undrawn fee described above, but Core Income Funding V will pay a separate fee on this portion of the undrawn commitments equal to 1.50% multiplied by such excess undrawn commitment amount over 50% or 30% of the total commitments, as applicable. The SPV Facility V contains customary covenants, including certain financial maintenance covenants, limitations on the activities of Core Income Funding V, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Facility V is secured by a perfected first priority security interest in the assets of Core Income Funding V and on any payments received by Core Income Funding V in respect of those assets. Assets pledged to the Lenders will not be available to pay the debts of the Company.
Borrowings of Core Income Funding V are considered the Company’s borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.
SPV Asset Facility VI
On August 29, 2023 (the “SPV Asset Facility VI Closing Date”), Core Income Funding VI LLC (“Core Income Funding VI”), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Credit Agreement (the “SPV Asset Facility VI”), with Core Income Funding VI LLC, as Borrower, the lenders from time to time parties thereto (the “SPV Asset Facility VI Lenders”), The Bank of Nova Scotia, as Administrative Agent, State Street Bank and Trust Company as Collateral Agent and Alter Domus (US) LLC as Document Custodian.
From time to time, the Company expects to sell and contribute certain investments to Core Income Funding VI pursuant to a Sale and Contribution Agreement by and between the Company and Core Income Funding VI. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility VI will be used to finance the origination and acquisition of eligible assets by Core Income Funding VI, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by Core Income Funding VI through its ownership of Core Income Funding VI. The maximum principal amount of the SPV Asset Facility VI is $750.0 million; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core Income Funding VI’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Asset Facility VI provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility VI for a period of up to two years after the SPV Asset Facility VI Closing Date unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility VI (the “SPV Asset Facility VI Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility VI will mature on August 29, 2032 (the “SPV Asset Facility VI Stated Maturity”). Prior to the SPV Asset Facility VI Stated Maturity, proceeds received by Core Income Funding VI from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility VI Stated Maturity, Core Income Funding VI must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn bear interest at Term SOFR plus an applicable margin that ranges from 1.85% to 2.85% depending on a ratio of broadly syndicated loans to middle market loans in the collateral during the SPV Asset Facility VI Reinvestment Period. From the SPV Asset Facility VI Closing Date to the SPV Asset Facility VI Commitment Termination Date, there is a commitment fee that steps up during the year after the SPV Asset Facility VI Closing Date from 0.00% to 0.55% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility VI. The SPV Asset Facility VI contains customary covenants, including certain financial maintenance covenants, limitations on the activities of Core Income Funding VI, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility VI is secured by a perfected

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
first priority security interest in the assets of Core Income Funding VI and on any payments received by Core Income Funding VI in respect of those assets. Assets pledged to the Lenders will not be available to pay the debts of the Company.
Borrowings of Core Income Funding VI are considered the Company’s borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.
CLO VIII
On October 21, 2022 (the “CLO VIII Closing Date”), the Company completed a $391.7 million term debt securitization transaction (the “CLO VIII Transaction”), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by the Company. The secured notes and preferred shares issued in the CLO VIII Transaction and the secured loan borrowed in the CLO VIII Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary CLO VIII, LLC, a limited liability organized under the laws of the State of Delaware (the “CLO VIII Issuer”) and are backed by a portfolio of collateral obligations consisting of middle market loans and participation interests in middle market loans as well as by other assets of the CLO VIII Issuer.
The CLO VIII Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO VIII Closing Date (the “CLO VIII Indenture”), by and among the CLO VIII Issuer and State Street Bank and Trust Company: (i) $152.0 million of AAA(sf) Class A-T Notes, which bear interest at three-month term SOFR plus 2.50%, (ii) $46.0 million of AAA(sf) Class A-F Notes, which bear interest at 6.02%, (iii) $32.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.50% and (iv) $30.0 million of A(sf) Class C Notes, which bear interest at 4.90% (together, the “CLO VIII Secured Notes”) and (B) the borrowing by the CLO VIII Issuer of $30.0 million under floating rate Class A-L loans (the “Class A-L Loans” and together with the CLO VIII Secured Notes, the “CLO VIII Debt”). The Class A-L Loans bear interest at three-month term SOFR plus 2.50%. The Class A-L Loans were borrowed under a loan agreement (the “A-L Loan Agreement”), dated as of the CLO VIII Closing Date, by and among the CLO VIII Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO VIII Debt is secured by middle market loans, participation interests in middle market loans and other assets of the CLO VIII Issuer. The CLO VIII Debt is scheduled to mature on November 20, 2034. The CLO VIII Secured Notes were privately placed by Natixis Securities Americas LLC as placement agent.
Concurrently with the issuance of the CLO VIII Secured Notes and the borrowing under the Class A-L Loans, the CLO VIII Issuer issued approximately $101.7 million of subordinated securities in the form of 101,675 preferred shares at an issue price of U.S.$1,000 per share (the “CLO VIII Preferred Shares”). The CLO VIII Preferred Shares were issued by the CLO VIII Issuer as part of its issued share capital and are not secured by the collateral securing the CLO VIII Debt. The Company purchased all of the CLO VIII Preferred Shares. The Company acts as retention holder in connection with the CLO VIII Transaction for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the CLO VIII Preferred Shares.
As part of the CLO VIII Transaction, the Company entered into a loan sale agreement with the CLO VIII Issuer dated as of the CLO VIII Closing Date, which provided for the sale and contribution of approximately $143.1 million funded par amount of middle market loans from the Company to the CLO VIII Issuer on the CLO VIII Closing Date and for future sales from the Company to the CLO VIII Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO VIII Debt. The remainder of the initial portfolio assets securing the CLO VIII Debt consisted of approximately $113.0 million funded par amount of middle market loans purchased by the CLO VIII Issuer from Core Income Funding I LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO VIII Closing Date between the CLO VIII Issuer and Core Income Funding I LLC. No gain or loss was recognized as a result of these sales and contributions. The Company and Core Income Funding I LLC each made customary representations, warranties, and covenants to the CLO VIII Issuer under the applicable loan sale agreement.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
Through July 20, 2025, a portion of the proceeds received by the CLO VIII Issuer from the loans securing the CLO VIII Debt may be used by the CLO VIII Issuer to purchase additional middle market loans under the direction of the Adviser in its capacity as collateral manager for the CLO VIII Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle market loans.
The CLO VIII Debt is the secured obligation of the CLO VIII Issuer, and the CLO VIII Indenture, the A-L Loan Agreement each include customary covenants and events of default. The CLO VIII Secured Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration.
The Adviser will serve as collateral manager for the CLO VIII Issuer under a collateral management agreement dated as of the CLO VIII Closing Date. The Adviser is entitled to receive fees for providing these services. The Adviser has waived its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to Adviser pursuant to the Amended and Restated Investment Advisory Agreement, dated May 18, 2021, between the Adviser and the Company will be offset by the amount of the collateral management fee attributable to the CLO VIII Issuer’s equity or notes owned by the Company.
CLO XI
On May 24, 2023 (the “CLO XI Closing Date”), the Company completed a $395.8 million term debt securitization transaction (the “CLO XI Transaction”), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by the Company. The secured notes and preferred shares issued in the CLO XI Transaction and the secured loan borrowed in the CLO XI Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary CLO XI, LLC, a limited liability organized under the laws of the State of Delaware (the “CLO XI Issuer”) and are backed by a portfolio of collateral obligations consisting of middle market loans and participation interests in middle market loans as well as by other assets of the CLO XI Issuer.
The CLO XI Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO XI Closing Date (the “CLO XI Indenture”), by and among the CLO XI Issuer and State Street Bank and Trust Company: (i) $152.5 million of AAA(sf) Class A-1T Notes, which bear interest at three-month term SOFR plus 2.50%, (ii) $25.5 million of AAA(sf) Class A-1F Notes, which bear interest at 6.10% and (iii) $32.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.60% (together, the “CLO XI Secured Notes”) and (B) the borrowing by the Issuer of $50.0 million under floating rate Class A-1L loans (the “CLO XI Class A-1L Loans” and together with the CLO XI Secured Notes, the “CLO XI Debt”). The CLO XI Class A-1L Loans bear interest at three-month term SOFR plus 2.50%. The CLO XI Class A-1L Loans were borrowed under a loan agreement (the “CLO XI A-1L Loan Agreement”), dated as of the CLO XI Closing Date, by and among the CLO XI Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XI Debt is secured by middle market loans, participation interests in middle market loans and other assets of the Issuer. The CLO XI Debt is scheduled to mature on May 15, 2035. The CLO XI Secured Notes were privately placed by SMBC Nikko Securities America, Inc. as Initial Purchaser.
Concurrently with the issuance of the CLO XI Secured Notes and the borrowing under the CLO XI Class A-1L Loans, the CLO XI Issuer issued approximately $135.8 million of subordinated securities in the form of 135,820 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XI Preferred Shares”). The CLO XI Preferred Shares were issued by the CLO XI Issuer as part of its issued share capital and are not secured by the collateral securing the CLO XI Debt. The Company purchased all of the CLO XI Preferred Shares. The Company acts as retention holder in connection with the CLO XI Transaction for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the CLO XI Preferred Shares.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
As part of the CLO XI Transaction, the Company entered into a loan sale agreement with the CLO XI Issuer dated as of the CLO XI Closing Date, which provided for the contribution of approximately $96.4 million funded par amount of middle market loans from the Company to the CLO XI Issuer on the CLO XI Closing Date and for future sales from the Company to the CLO XI Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XI Debt. The remainder of the initial portfolio assets securing the CLO XI Debt consisted of approximately $260.6 million funded par amount of middle market loans purchased by the CLO XI Issuer from Core Income Funding IV LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO XI Closing Date between the CLO XI Issuer and Core Income Funding IV LLC (the “Core Income Funding IV Loan Sale Agreement”). No gain or loss was recognized as a result of these sales and contributions. The Company and Core Income Funding IV LLC each made customary representations, warranties, and covenants to the CLO XI Issuer under the applicable loan sale agreement.
Through May 15, 2027, a portion of the proceeds received by the CLO XI Issuer from the loans securing the CLO XI Debt may be used by the CLO XI Issuer to purchase additional middle market loans under the direction of Blue Owl Credit Advisors LLC (“OCA”), the Company’s investment advisor, in its capacity as collateral manager for the CLO XI Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle market loans.
The CLO XI Debt is the secured obligation of the CLO XI Issuer, and the CLO XI Indenture and CLO XI A-1L Loan Agreement each include customary covenants and events of default. The CLO XI Secured Notes have not been registered under the Securities Act, or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration.
The Adviser will serve as collateral manager for the CLO XI Issuer under a collateral management agreement dated as of the CLO XI Closing Date. The Adviser is entitled to receive fees for providing these services. The Adviser has waived its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to the Adviser pursuant to the Amended and Restated Investment Advisory Agreement, dated May 18, 2021, between the Adviser and the Company will be offset by the amount of the collateral management fee attributable to the CLO XI Issuer’s equity or notes owned by the Company.
CLO XII
On July 18, 2023 (the “CLO XII Closing Date”), the Company completed a $396.5 million term debt securitization transaction (the “CLO XII Transaction”), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by the Company. The secured notes and preferred shares issued in the CLO XII Transaction and the secured loan borrowed in the CLO XII Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary Owl Rock CLO XII, LLC, a limited liability organized under the laws of the State of Delaware (the “CLO XII Issuer”) and are backed by a portfolio of collateral obligations consisting of middle market loans and participation interests in middle market loans as well as by other assets of the CLO XII Issuer.
The CLO XII Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO XII Closing Date (the “CLO XII Indenture”), by and among the CLO XII Issuer and State Street Bank and Trust Company: (i) $90.0 million of AAA(sf) Class A-1A Notes, which bear interest at three-month term SOFR plus 2.55%, (ii) $22.0 million of AAA(sf) Class A-1B Notes, which bear interest at 6.37%, (iii) $8.0 million of AAA(sf) Class A-2 Notes, which bear interest at three-month term SOFR plus 3.10% and (iv) $24.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.55% (together, the “CLO XII Secured Notes”) and (B) the borrowing by the CLO XII Issuer of $116.0 million under floating rate Class A-1L loans (the “CLO XII Class A-1L Loans” and together with the CLO XII Secured Notes, the “CLO XII Debt”). The CLO XII Class A-1L Loans bear interest at three-month term SOFR plus 2.55%. The CLO XII Class A-1L Loans were borrowed under a credit agreement (the “CLO XII Class A-1L Credit Agreement”), dated as of the CLO XII Closing Date, by and among the CLO XII Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XII Debt is secured by middle market loans, participation interests in middle market loans

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
and other assets of the CLO XII Issuer. The CLO XII Debt is scheduled to mature on July 20, 2034. The CLO XII Secured Notes were privately placed by BofA Securities, Inc. as Initial Purchaser.
Concurrently with the issuance of the CLO XII Secured Notes and the borrowing under the CLO XII Class A-1L Loans, the CLO XII Issuer issued approximately $136.5 million of subordinated securities in the form of 136,500 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XII Preferred Shares”). The CLO XII Preferred Shares were issued by the CLO XII Issuer as part of its issued share capital and are not secured by the collateral securing the CLO XII Debt. The Company purchased all of the CLO XII Preferred Shares. The Company acts as retention holder in connection with the CLO XII Transaction for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the CLO XII Preferred Shares.
As part of the CLO XII Transaction, the Company entered into a loan sale agreement with the CLO XII Issuer dated as of the CLO XII Closing Date (the “CLO XII OCIC Loan Sale Agreement”), which provided for the contribution of approximately $78.0 million funded par amount of middle market loans from the Company to the CLO XII Issuer on the CLO XII Closing Date and for future sales from the Company to the CLO XII Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XII Debt. The remainder of the initial portfolio assets securing the CLO XII Debt consisted of approximately $295.7 million funded par amount of middle market loans purchased by the CLO XII Issuer from Core Income Funding III LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO XII Closing Date between the CLO XII Issuer and Core Income Funding III LLC (the “CLO XII Core Income Funding III Loan Sale Agreement”). No gain or loss was recognized as a result of these sales and contributions. The Company and Core Income Funding III LLC each made customary representations, warranties, and covenants to the CLO XII Issuer under the applicable loan sale agreement.
Through July 20, 2026, a portion of the proceeds received by the CLO XII Issuer from the loans securing the CLO XII Debt may be used by the CLO XII Issuer to purchase additional middle market loans under the direction of the Adviser in its capacity as collateral manager for the CLO XII Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle market loans.
The CLO XII Debt is the secured obligation of the CLO XII Issuer, and the CLO XII Indenture and CLO XII Class A-1L Credit Agreement each include customary covenants and events of default. The CLO XII Secured Notes have not been registered under the Securities Act, or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration.
The Adviser will serve as collateral manager for the CLO XII Issuer under a collateral management agreement dated as of the CLO XII Closing Date (the “Collateral Management Agreement”). The Adviser is entitled to receive fees for providing these services. The Adviser has waived its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to the Adviser pursuant to the Amended and Restated Investment Advisory Agreement, dated May 18, 2021, between the Adviser and the Company will be offset by the amount of the collateral management fee attributable to the CLO XII Issuer’s equity or notes owned by the Company.
Unsecured Notes
On November 30, 2022, the Company entered into an agreement of removal, appointment and acceptance (the “Tripartite Agreement”), with Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association (the “Retiring Trustee”) and Truist Bank (the “Successor Trustee”), with respect to the Indenture, dated September 23, 2021 between the Company and the Retiring Trustee (the “Base Indenture”), the first supplemental indenture, dated September 23, 2021 (the “First Supplemental Indenture”) between the Company and the Retiring Trustee, the second supplemental indenture, dated February 8, 2022 (the “Second Supplemental Indenture”) between the Company and the Retiring Trustee, the third supplemental indenture, dated March 29, 2022 (the “Third Supplemental Indenture”) between the Company and the Retiring Trustee, and the Fourth Supplemental Indenture, dated September 16, 2022 (the “Fourth Supplemental Indenture” and together with the Base Indenture, the First

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, the “Indenture”) between the Company and the Retiring Trustee.
The Tripartite Agreement provided that, effective as of the date thereof, (1) the Retiring Trustee assigns, transfers, delivers and confirms to the Successor Trustee all of its rights, title and interest under the Indenture and all of the rights, power, trusts and duties as trustee, security registrar, paying agent, authenticating agent and depositary custodian under the Indenture; and (2) the Successor Trustee accepts its appointment successor trustee, security registrar, paying agent, authenticating agent and depositary custodian under the Indenture, and accepts the rights, indemnities, protections, powers, trust and duties of or afforded to Retiring Trustee as trustee, security registrar, paying agent, authenticating agent and depositary custodian under the Indenture. The Successor Trustee’s appointment in its capacities as paying agent and security registrar became effective on December 14, 2022.
September 2026 Notes
On September 23, 2021, the Company issued $350.0 million aggregate principal amount of 3.125% notes due 2026 (the notes initially issued on September 23, 2021, together with the registered notes issued in the exchange offer described below, the “September 2026 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the September 2026 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The September 2026 Notes were issued pursuant to the Base Indenture and the First Supplemental Indenture (together, the “September 2026 Indenture”). The September 2026 Notes will mature on September 23, 2026 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the September 2026 Indenture. The September 2026 Notes initially bear interest at a rate of 3.125% per year payable semi-annually on March 23 and September 23 of each year, commencing on March 23, 2022. Concurrent with the issuance of the September 2026 Notes, the Company entered into a Registration Rights Agreement (the “September 2026 Registration Rights Agreement”) for the benefit of the purchasers of the September 2026 Notes. Pursuant to the terms of the September 2026 Registration Rights Agreement, the Company filed a registration statement with the SEC and, on July 25, 2022, commenced an offer to exchange the notes initially issued on September 23, 2021 for newly issued registered notes with substantially similar terms, which expired on August 23, 2022 and was completed promptly thereafter.
The September 2026 Notes are the direct, general unsecured obligations and will rank senior in right of payment to all of the future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the September 2026 Notes. The September 2026 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior. The September 2026 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The September 2026 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The September 2026 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with the asset coverage requirements of the 1940 Act, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the September 2026 Notes and the Successor Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the September 2026 Indenture.
In addition, if a change of control repurchase event, as defined in the September 2026 Indenture, occurs prior to maturity, holders of the September 2026 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the September 2026 Notes at a repurchase price equal to 100% of the aggregate principal amount of the September 2026 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
February 2027 Notes
On February 8, 2022, the Company issued $500.0 million aggregate principal amount of 4.70% notes due 2027 (the notes initially issued on February 8, 2022, together with the registered notes issued in the exchange offer described below, the “February 2027 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the February 2027 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The February 2027 Notes were issued pursuant to the Base Indenture and the Second Supplemental Indenture (together, the “February 2027 Indenture”). The February 2027 Notes will mature on February 8, 2027 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the February 2027 Indenture. The February 2027 Notes initially bear interest at a rate of 4.70% per year payable semi-annually on February 8 and August 8 of each year, commencing on August 8, 2022. Concurrent with the issuance of the February 2027 Notes the Company entered into a Registration Rights Agreement (the “February 2027 Registration Rights Agreement”) for the benefit of the purchasers of the February 2027 Notes. Pursuant to the terms of the February 2027 Registration Rights Agreement the Company filed a registration statement with the SEC and, on July 25, 2022, commenced an offer to exchange the notes initially issued on February 8, 2022 for newly issued registered notes with substantially similar terms, which expired on August 23, 2022 and was completed promptly thereafter.
The February 2027 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of its future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the February 2027 Notes. The February 2027 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior to the February 2027 Notes. The February 2027 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The February 2027 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The February 2027 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with asset coverage requirements of the 1940 Act, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the February 2027 Notes and the Successor Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Indenture. In addition, if a change of control repurchase event, as defined in the February 2027 Indenture, occurs prior to maturity, holders of the February 2027 Notes have the right, at their option, to require us to repurchase for cash some or all of the February 2027 Notes at a repurchase price equal to 100% of the aggregate principal amount of the February 2027 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
March 2025 Notes
On March 29, 2022, the Company issued $500.0 million aggregate principal amount of its 5.500% notes due 2025 (the notes initially issued on March 29, 2022, together with the registered notes issued in the exchange offer described below, the “March 2025 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale by the Initial Purchasers to persons they reasonably believe to be qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the March 2025 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The March 2025 Notes were issued pursuant to the Base Indenture and the Third Supplemental Indenture (together, the “March 2025 Indenture”). The March 2025 Notes will mature on March 21, 2025 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
forth in the March 2025 Indenture. The March 2025 Notes bear interest at a rate of 5.500% per year payable semi-annually on March 21 and September 21 of each year, commencing on September 21, 2022. Concurrent with the issuance of the March 2025 Notes, the Company In connection with the offering, the Company entered into a Registration Rights Agreement, dated as of March 29, 2022 (the “March 2025 Registration Rights Agreement”), for the benefit of the purchasers of the March 2025 Notes. Pursuant to the terms of the March 2025 Registration Rights Agreement, the Company filed a registration statement with the SEC and, on July 25, 2022, commenced an offer to exchange the notes initially issued on March 29, 2022 for newly issued registered notes with substantially similar terms, which expired on August 23, 2022 and was completed promptly thereafter.
The March 2025 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the March 2025 Notes. The March 2025 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior to the March 2025 Notes. The March 2025 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The March 2025 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The March 2025 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the March 2025 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the March 2025 Notes and the Successor Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the March 2025 Indenture. In addition, if a change of control repurchase event, as defined in the March 2025 Indenture, occurs prior to maturity, holders of the March 2025 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the March 2025 Notes at a repurchase price equal to 100% of the aggregate principal amount of the March 2025 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
September 2027 Notes
On September 16, 2022, the Company issued $600.0 million aggregate principal amount of 7.750% notes due 2027 (the notes initially issued on September 16, 2022, together with the registered notes issued in the exchange offer described below, the “September 2027 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the September 2027 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The September 2027 Notes were issued pursuant to the Base Indenture and the Fourth Supplemental Indenture (together, the “September 2027 Indenture”). The September 2027 Notes will mature on September 16, 2027 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the September 2027 Indenture. The September 2027 Notes bear interest at a rate of 7.750% per year payable semi-annually on March 16 and September 16 of each year, commencing on March 16, 2023. Concurrent with the issuance of the September 2027 Notes, the Company entered into a Registration Rights Agreement (the “September 2027 Registration Rights Agreement”) for the benefit of the purchasers of the September 2027 Notes. Pursuant to the terms of the September 2027 Registration Rights Agreement, the Company filed a registration statement with the SEC and, on July 21, 2023, commenced an offer to exchange the notes initially issued on September 16, 2022 for newly issued registered notes with substantially similar terms, which expired on August 23, 2023 and was completed promptly thereafter.
The September 2027 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the September 2027 Notes. The September 2027 Notes rank pari passu, or equal, in right of

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior to the September 2027 Notes. The September 2027 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The September 2027 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The September 2027 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the September 2027 Notes and the Successor Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the September 2027 Indenture.
In addition, if a change of control repurchase event, as defined in the Indenture, occurs prior to maturity, holders of the September 2027 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the September 2027 Notes at a repurchase price equal to 100% of the aggregate principal amount of the September 2027 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the September 2027 Notes, on October 18, 2022 the Company entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $600.0 million. The Company will receive fixed rate interest at 7.750% and pay variable rate interest based on SOFR plus 3.84%. The interest rate swaps mature on September 16, 2027. For the year ended December 31, 2023, the Company made periodic payments of $4.9 million. The interest expense related to the September 2027 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of December 31, 2023, the interest rate swap had a fair value of $6.5 million ($1.1 million net of the present value of the cash flows of the September 2027 Notes). As of December 31, 2022, the interest rate swap had a fair value of $4.0 million ($0.4 million net of the present value of the cash flows of the September 2027 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the September 2027 Notes, with the remaining difference included as a component of interest expense on the Consolidated Statements of Operations.
June 2028 Notes
On June 13, 2023, the Company issued $500.0 million aggregate principal amount of its 7.950% notes due 2028 and on July 14, 2023, the Company issued an additional $150.0 million aggregate principal amount of its 7.950% notes due 2028 (together, the “June 2028 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The June 2028 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The June 2028 Notes were issued pursuant to the Base Indenture and the Fifth Supplemental Indenture (together with the Base Indenture, the “June 2028 Indenture”), between the Company and the Trustee. The June 2028 Notes will mature on June 13, 2028 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the June 2028 Indenture. The June 2028 Notes bear interest at a rate of 7.950% per year payable semi-annually on June 13 and December 13 of each year, commencing on December 13, 2023. Concurrent with the issuance of the June 2028 Notes, the Company entered into a Registration Rights Agreement (the “June 2028 Registration Rights Agreement”) for the benefit of the purchasers of the June 2028 Notes. Pursuant to the June 2028 Registration Rights Agreement, the Company is obligated to file a registration statement with the SEC with respect to an offer to exchange the June 2028 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the June 2028 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the June 2028 Notes. If the Company fails to satisfy its registration obligations under the June 2028 Registration Rights Agreement, it will be required to pay additional interest to the holders of the June 2028 Notes.
The June 2028 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the June 2028 Notes. The June 2028 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior to the June 2028 Notes. The June 2028 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The June 2028 Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The June 2028 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the June 2028 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the June 2028 Indenture.
In addition, if a change of control repurchase event, as defined in the Indenture, occurs prior to maturity, holders of the June 2028 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the June 2028 Notes at a repurchase price equal to 100% of the aggregate principal amount of the June 2028 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
On February 14, 2024 the Company entered into centrally cleared interest rate swaps with respect to the June 2028 Notes. The notional amount of the interest rate swaps is $650.0 million. The Company will receive fixed rate interest at 7.950% and pay variable rate interest based on SOFR plus 3.84%. The interest rate swaps mature on May 15, 2028.
January 2029 Notes
On December 4, 2023, the Company issued $550.0 million aggregate principal amount of its 7.750% notes due 2029 (the “January 2029 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The January 2029 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The January 2029 Notes were issued pursuant to the Base Indenture and a Sixth Supplemental Indenture, dated as of December 4, 2023 (the “Sixth Supplemental Indenture” and together with the Base Indenture, the “January 2029 Indenture”), between the Company and the Trustee. The January 2029 Notes will mature on January 15, 2029 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the January 2029 Indenture. The January 2029 Notes bear interest at a rate of 7.750% per year payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2024. Concurrent with the issuance of the January 2029 Notes, the Company entered into a Registration Rights Agreement (the “January 2029 Registration Rights Agreement”) for the benefit of the purchasers of the January 2029 Notes. Pursuant to the January 2029 Registration Rights Agreement, the Company is obligated to file a registration statement with the SEC with respect to an offer to exchange the January 2029 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the January 2029 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the January 2029 Notes. If the Company fails to satisfy its registration obligations under the January 2029 Registration Rights Agreement, it will be required to pay additional interest to the holders of the January Notes.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
The January 2029 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the January 2029 Notes. The January 2029 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior, to the January 2029 Notes. The January 2029 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The January 2029 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The January 2029 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the January 2029 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the January 2029 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the January 2029 Indenture.
In addition, if a change of control repurchase event, as defined in the January 2029 Indenture, occurs prior to maturity, holders of the January 2029 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the January 2029 Notes at a repurchase price equal to 100% of the aggregate principal amount of the January 2029 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the January 2029 Notes, on November 28, 2023 the Company entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $550.0 million. The Company will receive fixed rate interest at 7.750% and pay variable rate interest based on SOFR plus 3.647%. The interest rate swaps mature on January 15, 2029. For the three months ended December 31, 2023, the Company did not make a periodic payment. The interest expense related to the January 2029 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of December 31, 2023, the interest rate swap had a fair value of $12.1 million ($1.5 million net of the present value of the cash flows of the January 2029 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the January 2029 Notes, with the remaining difference included as a component of interest expense on the Company’s Consolidated Statements of Operations.
Note 7. Commitments and Contingencies
Portfolio Company Commitments
From time to time, the Company may enter into commitments to fund investments. The Company had the following outstanding commitments to fund investments in current portfolio companies as of the following periods:

Portfolio Company	Investment	December 31, 2023	December 31, 2022
($ in thousands)
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC	LLC Interest	$8,444	$45,000
AAM Series 2.1 Aviation Feeder, LLC	LLC Interest	309	43,432
ABB/Con-cise Optical Group LLC	First lien senior secured revolving loan	—	186
ACR Group Borrower, LLC	First lien senior secured revolving loan	425	537
Activate Holdings (US) Corp. (dba Absolute Software)	First lien senior secured revolving loan	282	—

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Portfolio Company	Investment	December 31, 2023	December 31, 2022
Adenza Group, Inc.	First lien senior secured delayed draw term loan	—	2,145
Adenza Group, Inc.	First lien senior secured revolving loan	—	2,591
Alera Group, Inc.	First lien senior secured delayed draw term loan	45,858	—
Allied Benefit Systems Intermediate LLC	First lien senior secured delayed draw term loan	3,247	—
AmeriLife Holdings LLC	First lien senior secured revolving loan	16,273	16,273
AmeriLife Holdings LLC	First lien senior secured delayed draw term loan	5,457	10,849
AmeriLife Holdings LLC	First lien senior secured delayed draw term loan	26,966	—

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Portfolio Company	Investment	December 31, 2023	December 31, 2022
Anaplan, Inc.	First lien senior secured revolving loan	16,528	16,528
Apex Service Partners, LLC	First lien senior secured revolving loan	—	1,725
Apex Service Partners, LLC	First lien senior secured delayed draw term loan	17,957	—
Apex Service Partners, LLC	First lien senior secured revolving loan	7,080	—
Appfire Technologies, LLC	First lien senior secured revolving loan	1,260	1,539
Appfire Technologies, LLC	First lien senior secured delayed draw term loan	10,587	16,366
Aramsco, Inc.	First lien senior secured delayed draw term loan	7,797	—
Arctic Holdco, LLC	First lien senior secured delayed draw term loan	9,688	—
Armstrong Bidco Limited (dba The Access Group)	First lien senior secured GBP delayed draw term loan	—	3,734
Ascend Buyer, LLC (dba PPC Flexible Packaging)	First lien senior secured revolving loan	3,404	5,106
Associations, Inc.	First lien senior secured revolving loan	3,123	4,829
Associations, Inc.	First lien senior secured delayed draw term loan	507	56,283
Athenahealth Group Inc.	First lien senior secured delayed draw term loan	—	3,631
Aurelia Netherlands Midco 2 B.V. (f/k/a Adevinta)	First lien senior secured NOK term loan	31,898	—
Aurelia Netherlands Midco 2 B.V. (f/k/a Adevinta)	First lien senior secured EUR term loan	30,482	—
Aurelia Netherlands Midco 2 B.V. (f/k/a Adevinta)	First lien senior secured EUR revolving loan	3,387	—
Avalara, Inc.	First lien senior secured revolving loan	7,045	7,045
AWP Group Holdings, Inc.	First lien senior secured delayed draw term loan	7,024	—
AWP Group Holdings, Inc.	First lien senior secured revolving loan	4,557	—
Bamboo US BidCo LLC	First lien senior secured revolving loan	20,128	—
Bamboo US BidCo LLC	First lien senior secured delayed draw term loan	14,060	—
Bayshore Intermediate #2, L.P. (dba Boomi)	First lien senior secured revolving loan	1,275	1,062
BCPE Osprey Buyer, Inc. (dba PartsSource)	First lien senior secured delayed draw term loan	—	31,034
BCPE Osprey Buyer, Inc. (dba PartsSource)	First lien senior secured revolving loan	3,207	4,655
BCPE Osprey Buyer, Inc. (dba PartsSource)	First lien senior secured delayed draw term loan	26,528	—
BCTO BSI Buyer, Inc. (dba Buildertrend)	First lien senior secured revolving loan	161	161

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Portfolio Company	Investment	December 31, 2023	December 31, 2022
BELMONT BUYER, INC. (dba Valenz)	First lien senior secured delayed draw term loan	7,980	—
BELMONT BUYER, INC. (dba Valenz)	First lien senior secured revolving loan	6,650	—
Blast Bidco Inc.	First lien senior secured revolving loan	4,179	—
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC)	First lien senior secured revolving loan	—	83
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC)	First lien senior secured delayed draw term loan	—	18,414
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC)	First lien senior secured delayed draw term loan	—	8,048
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC)	First lien senior secured delayed draw term loan	13,641	—
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC)	First lien senior secured revolving loan	13,901	—
Brightway Holdings, LLC	First lien senior secured revolving loan	1,158	2,105
BTRS Holdings Inc. (dba Billtrust)	First lien senior secured delayed draw term loan	468	917
BTRS Holdings Inc. (dba Billtrust)	First lien senior secured revolving loan	868	1,157
Canadian Hospital Specialties Ltd.	First lien senior secured delayed draw term loan	—	637
Canadian Hospital Specialties Ltd.	First lien senior secured CAD revolving loan	75	248
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)	First lien senior secured delayed draw term loan	—	870
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)	First lien senior secured revolving loan	577	88
Certinia, Inc.	First lien senior secured revolving loan	4,412	—
Circana Group, L.P. (fka The NPD Group, L.P.)	First lien senior secured revolving loan	11,699	12,555
CivicPlus, LLC	First lien senior secured revolving loan	1,481	2,245
Community Brands ParentCo, LLC	First lien senior secured delayed draw term loan	3,750	3,750
Community Brands ParentCo, LLC	First lien senior secured revolving loan	1,875	1,875
CoreTrust Purchasing Group LLC	First lien senior secured delayed draw term loan	14,183	14,183
CoreTrust Purchasing Group LLC	First lien senior secured revolving loan	14,183	14,183
Coupa Holdings, LLC	First lien senior secured revolving loan	1,664	—
Coupa Holdings, LLC	First lien senior secured delayed draw term loan	2,174	—
CPM Holdings, Inc.	First lien senior secured revolving loan	5,000	—
Crewline Buyer, Inc.	First lien senior secured revolving loan	17,226	—

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Portfolio Company	Investment	December 31, 2023	December 31, 2022
Denali BuyerCo, LLC (dba Summit Companies)	First lien senior secured delayed draw term loan	—	5,712
Denali BuyerCo, LLC (dba Summit Companies)	First lien senior secured revolving loan	9,963	9,963
Dermatology Intermediate Holdings III, Inc.	First lien senior secured delayed draw term loan	—	278
Diamondback Acquisition, Inc. (dba Sphera)	First lien senior secured delayed draw term loan	—	9,553
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)	First lien senior secured revolving loan	91	—
Douglas Products and Packaging Company LLC	First lien senior secured revolving loan	—	3,199
EET Buyer, Inc. (dba e-Emphasys)	First lien senior secured revolving loan	2,710	1,955
Endries Acquisition, Inc.	First lien senior secured delayed draw term loan	20,926	—
Endries Acquisition, Inc.	First lien senior secured delayed draw term loan	8,048	—
Entertainment Benefits Group, LLC	First lien senior secured revolving loan	6,960	3,867
Entrata, Inc.	First lien senior secured revolving loan	513	—
EOS U.S. Finco LLC	First lien senior secured delayed draw term loan	9,830	—
Evolution BuyerCo, Inc. (dba SIAA)	First lien senior secured delayed draw term loan	—	200
Evolution BuyerCo, Inc. (dba SIAA)	First lien senior secured revolving loan	676	676
Evolution BuyerCo, Inc. (dba SIAA)	First lien senior secured delayed draw term loan	4,405	—
FARADAY BUYER, LLC (dba MacLean Power Systems)	First lien senior secured delayed draw term loan	14,307	—
Finastra USA, Inc.	First lien senior secured revolving loan	12,568	—
Formerra, LLC	First lien senior secured delayed draw term loan	—	211
Formerra, LLC	First lien senior secured revolving loan	526	526
Fortis Solutions Group, LLC	First lien senior secured delayed draw term loan	—	191
Fortis Solutions Group, LLC	First lien senior secured revolving loan	6,409	5,848
Fullsteam Operations, LLC	First lien senior secured delayed draw term loan	—	31,894
Fullsteam Operations, LLC	First lien senior secured delayed draw term loan	1,961	—
Fullsteam Operations, LLC	First lien senior secured delayed draw term loan	1,250	—
Fullsteam Operations, LLC	First lien senior secured revolving loan	500	—
Gaylord Chemical Company, L.L.C.	First lien senior secured revolving loan	3,182	3,182

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Portfolio Company	Investment	December 31, 2023	December 31, 2022
Gaylord Chemical Company, L.L.C.	First lien senior secured revolving loan	791	791
GI Apple Midco LLC (dba Atlas Technical Consultants)	First lien senior secured revolving loan	4,908	—
GI Apple Midco LLC (dba Atlas Technical Consultants)	First lien senior secured delayed draw term loan	14,090	—
GI Ranger Intermediate, LLC (dba Rectangle Health)	First lien senior secured delayed draw term loan	7,600	7,600
GI Ranger Intermediate, LLC (dba Rectangle Health)	First lien senior secured revolving loan	669	1,506
Global Music Rights, LLC	First lien senior secured revolving loan	7,500	7,500
Granicus, Inc.	First lien senior secured revolving loan	127	107
Grayshift, LLC	First lien senior secured revolving loan	2,419	2,419
Hercules Borrower, LLC (dba The Vincit Group)	First lien senior secured revolving loan	96	86
Hercules Borrower, LLC (dba The Vincit Group)	First lien senior secured delayed draw term loan	—	9,811
Hissho Sushi Merger Sub, LLC	First lien senior secured revolving loan	8,745	6,996
Home Service TopCo IV, Inc.	First lien senior secured revolving loan	3,359	—
Home Service TopCo IV, Inc.	First lien senior secured delayed draw term loan	8,397	—
Hyland Software, Inc.	First lien senior secured revolving loan	6,978	—
Hyperion Refinance S.a.r.l (dba Howden Group)	First lien senior secured delayed draw term loan	—	92,823
Ideal Image Development, LLC	First lien senior secured delayed draw term loan	—	732
Ideal Image Development, LLC	First lien senior secured revolving loan	—	915
Ideal Image Development, LLC	First lien senior secured delayed draw term loan	329	—
Ideal Tridon Holdings, Inc.	First lien senior secured revolving loan	8,630	—
IG Investments Holdings, LLC (dba Insight Global)	First lien senior secured revolving loan	3,613	2,168
IMO Investor Holdings, Inc.	First lien senior secured delayed draw term loan	3,127	4,963
IMO Investor Holdings, Inc.	First lien senior secured revolving loan	2,382	2,010
Indigo Buyer, Inc. (dba Inovar Packaging Group)	First lien senior secured delayed draw term loan	—	31,750
Indigo Buyer, Inc. (dba Inovar Packaging Group)	First lien senior secured revolving loan	7,620	10,583
Indikami Bidco, LLC	First lien senior secured delayed draw term loan	6,570	—
Indikami Bidco, LLC	First lien senior secured revolving loan	4,693	—

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Portfolio Company	Investment	December 31, 2023	December 31, 2022
Integrated Specialty Coverages, LLC	First lien senior secured delayed draw term loan	12,716	—
Integrated Specialty Coverages, LLC	First lien senior secured revolving loan	5,934	—
Integrity Marketing Acquisition, LLC	First lien senior secured revolving loan	5,450	—
Integrity Marketing Acquisition, LLC	First lien senior secured delayed draw term loan	21,923	—
Intelerad Medical Systems Incorporated	First lien senior secured revolving loan	—	1
Interoperability Bidco, Inc. (dba Lyniate)	First lien senior secured revolving loan	3,490	1,739
Kaseya Inc.	First lien senior secured delayed draw term loan	4,077	4,342
Kaseya Inc.	First lien senior secured revolving loan	3,256	4,342
KBP Brands, LLC	First lien senior secured delayed draw term loan	—	743
KPSKY Acquisition, Inc. (dba BluSky)	First lien senior secured delayed draw term loan	—	16,625
KPSKY Acquisition, Inc. (dba BluSky)	First lien senior secured delayed draw term loan	6,054	—
KRIV Acquisition Inc. (dba Riveron)	First lien senior secured delayed draw term loan	12,134	—
KRIV Acquisition Inc. (dba Riveron)	First lien senior secured revolving loan	10,944	—
KWOL Acquisition Inc.	First lien senior secured revolving loan	15,627	—
KWOR Acquisition, Inc. (dba Alacrity Solutions)	First lien senior secured revolving loan	1,946	3,415
KWOR Acquisition, Inc. (dba Alacrity Solutions)	First lien senior secured delayed draw term loan	6,360	8,748
Lightbeam Bidco, Inc. (dba Lazer Spot)	First lien senior secured revolving loan	11,685	—
Lightbeam Bidco, Inc. (dba Lazer Spot)	First lien senior secured delayed draw term loan	40,928	—
Lignetics Investment Corp.	First lien senior secured delayed draw term loan	—	9,559
Lignetics Investment Corp.	First lien senior secured revolving loan	1,912	4,588
ManTech International Corporation	First lien senior secured delayed draw term loan	2,164	3,360
ManTech International Corporation	First lien senior secured revolving loan	1,806	1,806
Mario Purchaser, LLC (dba Len the Plumber)	First lien senior secured delayed draw term loan	21,702	28,401
Mario Purchaser, LLC (dba Len the Plumber)	First lien senior secured revolving loan	5,627	8,038
Medline Borrower, LP	First lien senior secured revolving loan	2,020	2,020
MHE Intermediate Holdings, LLC (dba OnPoint Group)	First lien senior secured revolving loan	3,571	3,071

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Portfolio Company	Investment	December 31, 2023	December 31, 2022
Milan Laser Holdings LLC	First lien senior secured revolving loan	2,553	1,765
Ministry Brands Holdings, LLC	First lien senior secured delayed draw term loan	—	15,819
Ministry Brands Holdings, LLC	First lien senior secured revolving loan	2,215	2,373
Mitnick Corporate Purchaser, Inc.	First lien senior secured revolving loan	9,375	8,713
Natural Partners, LLC	First lien senior secured revolving loan	5,063	5,063
Neptune Holdings, Inc. (dba NexTech)	First lien senior secured revolving loan	4,118	—
NMI Acquisitionco, Inc. (dba Network Merchants)	First lien senior secured delayed draw term loan	—	1,039
NMI Acquisitionco, Inc. (dba Network Merchants)	First lien senior secured revolving loan	558	558
Notorious Topco, LLC (dba Beauty Industry Group)	First lien senior secured delayed draw term loan	—	3,521
Notorious Topco, LLC (dba Beauty Industry Group)	First lien senior secured revolving loan	4,930	4,401
OAC Holdings I Corp. (dba Omega Holdings)	First lien senior secured revolving loan	2,572	1,139
OB Hospitalist Group, Inc.	First lien senior secured revolving loan	4,902	5,222
Ocala Bidco, Inc.	First lien senior secured delayed draw term loan	8,469	8,469
Ole Smoky Distillery, LLC	First lien senior secured revolving loan	3,302	3,302
Omnia Partners, LLC	First lien senior secured delayed draw term loan	172	—
OneOncology LLC	First lien senior secured revolving loan	14,267	—
OneOncology LLC	First lien senior secured delayed draw term loan	26,752	—
Oranje Holdco, Inc. (dba KnowBe4)	First lien senior secured revolving loan	10,148	—
Pacific BidCo Inc.	First lien senior secured delayed draw term loan	17,905	17,906
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)	First lien senior secured revolving loan	70	70
Pediatric Associates Holding Company, LLC	First lien senior secured delayed draw term loan	—	1,776
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)	First lien senior secured delayed draw term loan	—	8,891
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)	First lien senior secured revolving loan	2,570	2,570
PetVet Care Centers, LLC	First lien senior secured delayed draw term loan	31,691	—
PetVet Care Centers, LLC	First lien senior secured revolving loan	33,258	—
Ping Identity Holding Corp.	First lien senior secured revolving loan	2,182	2,182

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Portfolio Company	Investment	December 31, 2023	December 31, 2022
Plasma Buyer LLC (dba Pathgroup)	First lien senior secured delayed draw term loan	28,553	28,553
Plasma Buyer LLC (dba Pathgroup)	First lien senior secured revolving loan	8,158	12,237
Pluralsight, LLC	First lien senior secured revolving loan	87	196
PPV Intermediate Holdings, LLC	First lien senior secured revolving loan	11,854	8,653
PPV Intermediate Holdings, LLC	First lien senior secured delayed draw term loan	—	19,248
PPV Intermediate Holdings, LLC	First lien senior secured delayed draw term loan	10,076	—
QAD, Inc.	First lien senior secured revolving loan	6,000	6,000
Quva Pharma, Inc.	First lien senior secured revolving loan	455	236
Relativity ODA LLC	First lien senior secured revolving loan	435	435
Sailpoint Technologies Holdings, Inc.	First lien senior secured revolving loan	5,718	5,718
Securonix, Inc.	First lien senior secured revolving loan	5,339	5,339
Sensor Technology Topco, Inc. (dba Humanetics)	First lien senior secured revolving loan	9,077	—
Simplisafe Holding Corporation	First lien senior secured delayed draw term loan	11,770	16,049
Smarsh Inc.	First lien senior secured delayed draw term loan	10,381	10,381
Smarsh Inc.	First lien senior secured revolving loan	830	5,190
Sonny's Enterprises, LLC	First lien senior secured revolving loan	25,158	—
Sonny's Enterprises, LLC	First lien senior secured delayed draw term loan	15,212	—
Southern Air & Heat Holdings, LLC	First lien senior secured delayed draw term loan	—	315
Southern Air & Heat Holdings, LLC	First lien senior secured revolving loan	259	203
Southern Air & Heat Holdings, LLC	First lien senior secured delayed draw term loan	28,751	—
Spotless Brands, LLC	First lien senior secured revolving loan	1,146	1,461
Summit Acquisition Inc. (dba K2 Insurance Services)	First lien senior secured delayed draw term loan	12,267	—
Summit Acquisition Inc. (dba K2 Insurance Services)	First lien senior secured revolving loan	6,133	—
SWK BUYER, Inc. (dba Stonewall Kitchen)	First lien senior secured revolving loan	5,579	3,626
SWK BUYER, Inc. (dba Stonewall Kitchen)	First lien senior secured delayed draw term loan	—	13,947
Tahoe Finco, LLC	First lien senior secured revolving loan	—	6,279

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Portfolio Company	Investment	December 31, 2023	December 31, 2022
Tamarack Intermediate, L.L.C. (dba Verisk 3E)	First lien senior secured revolving loan	5,336	4,388
Tamarack Intermediate, L.L.C. (dba Verisk 3E)	First lien senior secured delayed draw term loan	2,360	—
TC Holdings, LLC (dba TrialCard)	First lien senior secured revolving loan	7,768	7,768
Tempo Buyer Corp. (dba Global Claims Services)	First lien senior secured delayed draw term loan	—	10,317
Tempo Buyer Corp. (dba Global Claims Services)	First lien senior secured revolving loan	3,508	4,746
The Shade Store, LLC	First lien senior secured revolving loan	2,455	4,909
Thunder Purchaser, Inc. (dba Vector Solutions)	First lien senior secured revolving loan	418	470
Thunder Purchaser, Inc. (dba Vector Solutions)	First lien senior secured delayed draw term loan	—	1,306
Troon Golf, L.L.C.	First lien senior secured delayed draw term loan	—	10,000
Troon Golf, L.L.C.	First lien senior secured revolving loan	7,207	7,207
Ultimate Baked Goods Midco, LLC	First lien senior secured revolving loan	2,000	1,475
Unified Women's Healthcare, LP	First lien senior secured delayed draw term loan	—	3,045
Unified Women's Healthcare, LP	First lien senior secured revolving loan	8,120	8,120
Unified Women's Healthcare, LP	First lien senior secured delayed draw term loan	41,400	—
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)	First lien senior secured revolving loan	1,096	1,096
Velocity HoldCo III Inc. (dba VelocityEHS)	First lien senior secured revolving loan	124	113
Walker Edison Furniture Company LLC	First lien senior secured delayed draw term loan	833	—
When I Work, Inc.	First lien senior secured revolving loan	4,164	4,164
XRL 1 LLC (f/k/a XOMA)	First lien senior secured delayed draw term loan	4,500	—
Zendesk, Inc.	First lien senior secured delayed draw term loan	30,080	30,080
Zendesk, Inc.	First lien senior secured revolving loan	12,386	12,386
Total Unfunded Portfolio Company Commitments		$1,394,947	$1,067,317
As of December 31, 2023, the Company believed it had adequate financial resources to satisfy the unfunded portfolio company commitments.
Organizational and Offering Costs
The Adviser has incurred organization and offering costs on behalf of the Company in the amount of $2.8 million for the period from April 22, 2020 (Inception) to December 31, 2023, of which $2.8 million has been charged to the Company pursuant to the Investment Advisory Agreement. Under the Investment Advisory Agreement and Administration Agreement, the Adviser is entitled to receive up to 1.5% of gross offering proceeds

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
raised in the Company’s continuous public offering until all organization and offering costs paid by the Adviser have been recovered. The Adviser is responsible for the payment of the Company’s organization and offering expenses to the extent that these expenses exceed 1.5% of the aggregate gross offering proceeds, without recourse against or reimbursement by the Company.
Other Commitments and Contingencies
From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. As of December 31, 2023, management was not aware of any pending or threatened litigation.
Note 8. Net Assets
Authorized Capital and Share Class Description
In connection with its formation, the Company has the authority to issue the following shares:

Classification	Number of Shares (in thousands)	Par Value
Class S Shares	1,000,000	$0.01
Class D Shares	1,000,000	$0.01
Class I Shares	1,000,000	$0.01
Total	3,000,000
The Company’s Class S shares are subject to upfront selling commissions of up to 3.50% of the offering price. Pursuant to a distribution plan adopted by the Company in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to the Company, the Company’s Class S shares are subject to annual ongoing services fees of 0.85% of the current net asset value of such shares, as determined in accordance with FINRA rules.
The Company’s Class D shares are subject to upfront selling commissions of up to 1.50% of the offering price. Pursuant to a distribution plan adopted by the Company in compliance with Rules 12b-1 and 17d-3 under the 1940 act, as if those rules applied to the Company, the Company’s Class D shares are subject to annual ongoing services fees of 0.25% of the current net asset value of such shares, as determined in accordance with FINRA rules.
The Company’s Class I shares are not subject to upfront selling commissions. The Company’s Class I shares are not subject to annual ongoing servicing fees.
Share Issuances
On September 30, 2020, the Company issued 100 Class I common shares for $1,000 to the Adviser.
On November 12, 2020, the Company issued 700,000 Class I common shares for $7.0 million to Feeder FIC Equity, an entity affiliated with the Adviser, and met the minimum offering requirement for the Company’s continuous public offering of $2.5 million.
The following table summarizes transactions with respect to shares of the Company’s common stock during the following periods:

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

	For the Years Ended December 31, 2023
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	128,425,036	$1,204,984	27,584,220	$256,944	202,538,090	$1,886,382	358,547,346	$3,348,310
Shares/gross proceeds from the private placements	—	—	—	—	13,128,239	122,591	13,128,239	122,591
Share Transfers between classes	(282,712)	(2,614)	—	—	281,797	2,614	(915)	—
Reinvestment of distributions	8,864,839	82,376	2,590,093	24,077	16,426,701	153,086	27,881,633	259,539
Repurchased shares	(8,113,011)	(75,799)	(3,642,417)	(34,058)	(29,560,722)	(277,409)	(41,316,150)	(387,266)
Total shares/gross proceeds	128,894,152	1,208,947	26,531,896	246,963	202,814,105	1,887,264	358,240,153	3,343,174
Sales load	—	(10,195)	—	(209)	—	—	—	(10,404)
Total shares/net proceeds	128,894,152	$1,198,752	26,531,896	$246,754	202,814,105	$1,887,264	358,240,153	$3,332,770

	For the Years Ended December 31, 2022
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	138,716,357	1,281,798	29,988,942	275,634	238,170,125	2,182,504	406,875,424	3,739,936
Shares/gross proceeds from the private placements	—	—	—	—	14,129,039	129,327	14,129,039	129,327
Reinvestment of distributions	3,532,070	32,022	1,200,084	10,905	6,299,574	57,235	11,031,728	100,162
Repurchased shares	(5,997,912)	(54,182)	(846,059)	(7,645)	(15,890,220)	(143,936)	(22,734,191)	(205,762)
Total shares/gross proceeds	136,250,515	1,259,638	30,342,967	278,895	242,708,518	2,225,130	409,302,000	3,763,664
Sales load	—	(11,111)	—	(481)	—	—	—	(11,592)
Total shares/net proceeds	136,250,515	1,248,527	30,342,967	278,413	242,708,518	2,225,130	409,302,000	3,752,071

	For the Years Ended December 31, 2021
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	60,515,400	$568,479	18,426,554	$171,456	88,545,531	$823,758	167,487,485	$1,563,693
Shares/gross proceeds from the private placements	—	—	—	—	—	—	—	—
Reinvestment of distributions	201,649	1,877	137,104	1,274	418,652	3,897	757,405	7,048
Repurchased shares	(16,129)	(150)	(11,327)	(106)	(161,083)	(1,504)	(188,539)	(1,760)
Total shares/gross proceeds	60,700,920	570,206	18,552,331	172,624	88,803,100	826,151	168,056,351	1,568,981
Sales load	—	(5,223)	—	(118)	—	—	—	(5,341)
Total shares/net proceeds	60,700,920	$564,983	18,552,331	$172,506	88,803,100	$826,151	168,056,351	$1,563,640

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
In accordance with the Company’s share pricing policy, the Company will modify its public offering prices to the extent necessary to comply with the requirements of the 1940 Act, including the requirement that it not sell shares at a net offering price below the net asset value per share unless the Company obtains the requisite approval from its shareholders.
The changes to the Company’s offering price per share since the commencement of the Company’s initial continuous public offering and associated effective dates of such changes were as follows:

Class S
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
March 1, 2021	$9.26	$0.32	$9.58
April 1, 2021	$9.26	$0.32	$9.58
May 1, 2021	$9.26	$0.32	$9.58
June 1, 2021	$9.28	$0.32	$9.60
July 1, 2021	$9.30	$0.33	$9.63
August 1, 2021	$9.30	$0.33	$9.63
September 1, 2021	$9.30	$0.33	$9.63
October 1, 2021	$9.31	$0.33	$9.64
November 1, 2021	$9.32	$0.33	$9.65
December 1, 2021	$9.31	$0.33	$9.64
January 1, 2022	$9.33	$0.33	$9.66
February 1, 2022	$9.33	$0.33	$9.66
March 1, 2022	$9.27	$0.32	$9.59
April 1, 2022	$9.24	$0.32	$9.56
May 1, 2022	$9.23	$0.32	$9.55
June 1, 2022	$9.02	$0.32	$9.34
July 1, 2022	$8.84	$0.31	$9.15
August 1, 2022	$9.02	$0.32	$9.34
September 1, 2022	$9.09	$0.32	$9.41
October 1, 2022	$8.99	$0.31	$9.30
November 1, 2022	$9.00	$0.32	$9.32
December 1, 2022	$9.05	$0.32	$9.37
January 1, 2023	$9.06	$0.32	$9.38
February 1, 2023	$9.24	$0.32	$9.56
March 1, 2023	$9.23	$0.32	$9.55
April 1, 2023	$9.21	$0.32	$9.53
May 1, 2023	$9.21	$0.32	$9.53
June 1, 2023	$9.18	$0.32	$9.50
July 1, 2023	$9.28	$0.32	$9.60
August 1, 2023	$9.33	$0.33	$9.66
September 1, 2023	$9.37	$0.33	$9.70
October 1, 2023	$9.40	$0.33	$9.73

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Class S
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
November 1, 2023	$9.36	$0.33	$9.69
December 1, 2023	$9.42	$0.33	$9.75

Class D
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
March 1, 2021	$9.26	$0.14	$9.40
April 1, 2021	$9.26	$0.14	$9.40
May 1, 2021	$9.25	$0.14	$9.39
June 1, 2021	$9.27	$0.14	$9.41
July 1, 2021	$9.29	$0.14	$9.43
August 1, 2021	$9.29	$0.14	$9.43
September 1, 2021	$9.29	$0.14	$9.43
October 1, 2021	$9.31	$0.14	$9.45
November 1, 2021	$9.32	$0.14	$9.46
December 1, 2021	$9.31	$0.14	$9.45
January 1, 2022	$9.34	$0.14	$9.48
February 1, 2022	$9.33	$0.14	$9.47
March 1, 2022	$9.27	$0.14	$9.41
April 1, 2022	$9.25	$0.14	$9.39
May 1, 2022	$9.24	$0.14	$9.38
June 1, 2022	$9.04	$0.14	$9.18
July 1, 2022	$8.86	$0.13	$8.99
August 1, 2022	$9.04	$0.14	$9.18
September 1, 2022	$9.09	$0.14	$9.23
October 1, 2022	$9.00	$0.14	$9.14
November 1, 2022	$9.01	$0.14	$9.15
December 1, 2022	$9.05	$0.14	$9.19
January 1, 2023	$9.07	$0.14	$9.21
February 1, 2023	$9.25	$0.14	$9.39
March 1, 2023	$9.24	$0.14	$9.38
April 1, 2023	$9.22	$0.14	$9.36
May 1, 2023	$9.22	$0.14	$9.36
June 1, 2023	$9.19	$0.14	$9.33
July 1, 2023	$9.29	$0.14	$9.43
August 1, 2023	$9.34	$0.14	$9.48
September 1, 2023	$9.38	$0.14	$9.52
October 1, 2023	$9.41	$0.14	$9.55
November 1, 2023	$9.37	$0.14	$9.51
December 1, 2023	$9.43	$0.14	$9.57

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Class I
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
Initial Offering Price	$10.00	$—	$10.00
March 1, 2021	$9.26	$—	$9.26
April 1, 2021	$9.26	$—	$9.26
May 1, 2021	$9.26	$—	$9.26
June 1, 2021	$9.28	$—	$9.28
July 1, 2021	$9.30	$—	$9.30
August 1, 2021	$9.30	$—	$9.30
September 1, 2021	$9.30	$—	$9.30
October 1, 2021	$9.32	$—	$9.32
November 1, 2021	$9.32	$—	$9.32
December 1, 2021	$9.31	$—	$9.31
January 1, 2022	$9.34	$—	$9.34
February 1, 2022	$9.34	$—	$9.34
March 1, 2022	$9.28	$—	$9.28
April 1, 2022	$9.26	$—	$9.26
May 1, 2022	$9.25	$—	$9.25
June 1, 2022	$9.05	$—	$9.05
July 1, 2022	$8.88	$—	$8.88
August 1, 2022	$9.06	$—	$9.06
September 1, 2022	$9.11	$—	$9.11
October 1, 2022	$9.01	$—	$9.01
November 1, 2022	$9.02	$—	$9.02
December 1, 2022	$9.07	$—	$9.07
January 1, 2023	$9.08	$—	$9.08
February 1, 2023	$9.26	$—	$9.26
March 1, 2023	$9.26	$—	$9.26
April 1, 2023	$9.24	$—	$9.24
May 1, 2023	$9.24	$—	$9.24
June 1, 2023	$9.21	$—	$9.21
July 1, 2023	$9.31	$—	$9.31
August 1, 2023	$9.36	$—	$9.36
September 1, 2023	$9.39	$—	$9.39
October 1, 2023	$9.43	$—	$9.43
November 1, 2023	$9.38	$—	$9.38
December 1, 2023	$9.45	$—	$9.45
Distributions
The Board authorizes and declares monthly distribution amounts per share of common stock, payable monthly in arrears. The following table presents cash distributions per share that were recorded during the following periods:

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

	For the Year Ended December 31, 2023
Declaration Date	Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount
($ in thousands, except per share amounts)				Class S	Class D	Class I
December 5, 2022	January 31, 2023	February 24, 2023	$0.08765	$16,523	$4,296	$30,667
February 10, 2023	February 28, 2023	March 23, 2023	0.06765	12,882	3,372	24,319
February 10, 2023	March 31, 2023	April 26, 2023	0.06765	13,027	3,550	24,938
February 10, 2023	April 30, 2023	May 22, 2023	0.08765	18,233	4,956	33,691
May 9, 2023	May 31, 2023	June 26, 2023	0.06765	14,183	3,884	27,515
May 9, 2023	June 30, 2023	July 26, 2023	0.06765	14,804	3,894	28,323
May 9, 2023	July 31, 2023	August 22, 2023	0.08765	20,574	5,252	38,233
August 21, 2023	August 31, 2023	September 26, 2023	0.07010	16,878	4,262	31,886
August 21, 2023	September 30, 2023	October 26, 2023	0.07010	17,637	4,358	33,085
August 21, 2023	October 31, 2023	November 24, 2023	0.10280	28,071	6,689	50,825
November 20, 2023	November 30, 2023	December 22, 2023	0.07010	19,595	5,010	36,503
November 20, 2023	December 29, 2023	January 25, 2024	0.10280	31,265	7,602	55,062
		Total	$0.94945	$223,672	$57,125	$415,047
_________________
(1)Distributions per share are gross of shareholder servicing fees.

	For the Year Ended December 31, 2022
Declaration Date	Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount
($ in thousands, except per share amounts)				Class S	Class D	Class I
November 2, 2021	January 31, 2022	February 23, 2022	$0.05580	$3,798	$1,094	$6,347
November 2, 2021	February 28, 2022	March 24, 2022	0.05580	4,593	1,367	7,312
November 2, 2021	March 31, 2022	April 25, 2022	0.05580	5,334	1,673	8,860
February 23, 2022	April 30, 2022	May 24, 2022	0.05580	6,147	1,767	10,893
February 23, 2022	May 31, 2022	June 23, 2022	0.05580	6,896	2,003	12,307
February 23, 2022	June 30, 2022	July 26, 2022	0.05580	7,613	2,110	13,541
May 3, 2022	July 31, 2022	August 24, 2022	0.06038	8,877	2,445	15,923
May 3, 2022	August 31, 2022	September 26, 2022	0.06038	9,247	2,505	16,982
May 3, 2022	September 30, 2022	October 26, 2022	0.06643	10,779	2,902	19,803
October 23, 2022	October 31, 2022	November 28, 2022	0.06643	11,169	3,007	20,728
November 22, 2022	November 30, 2022	December 23, 2022	0.06643	11,567	3,113	21,596
December 5, 2022	December 31, 2022	January 26, 2023	0.06643	11,774	3,153	22,109
		Total	$0.72128	$97,794	$27,139	$176,401
_________________
(1)Distributions per share are gross of shareholder servicing fees.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

	For the Year Ended December 31, 2021
Declaration Date	Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount
($ in thousands, except per share amounts)				Class S	Class D	Class I
February 23, 2021	March 31, 2021	April 28, 2021	$0.05146	$—	$16	$194
February 23, 2021	April 30, 2021	May 27, 2021	0.05146	33	54	418
February 23, 2021	May 31, 2021	June 24, 2021	0.05146	91	101	558
February 23, 2021	June 30, 2021	July 27, 2021	0.05146	129	168	839
May 5, 2021	July 31, 2021	August 23, 2021	0.05146	294	222	1,116
May 5, 2021	August 31, 2021	September 27, 2021	0.05146	432	270	1,648
May 5, 2021	September 30, 2021	October 25, 2021	0.05146	789	354	2,209
August 3, 2021	October 31, 2021	November 22, 2021	0.05291	1,379	707	3,125
August 3, 2021	November 30, 2021	December 22, 2021	0.05435	2,060	867	3,997
August 3, 2021	December 31, 2021	January 27, 2022	0.05580	2,979	999	5,027
		Total	$0.52328	$8,186	$3,758	$19,131
_________________
(1)Distributions per share are gross of shareholder servicing fees.
The Company has adopted a distribution reinvestment plan pursuant to which shareholders (except for residents of Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Oklahoma, Oregon, Vermont and Washington and clients of participating broker-dealers that do not permit automatic enrollment in the distribution reinvestment plan) will have their cash distributions automatically reinvested in additional shares of the Company’s same class of common stock to which the distribution relates unless they elect to receive their distributions in cash. The Company expects to use newly issued shares to implement the distribution reinvestment plan. The Company may fund its cash distributions to shareholders from any source of funds available to the Company, including but not limited to offering proceeds, net investment income from operations, capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from the Adviser, which is subject to recoupment. In no event, however, will funds be advanced or borrowed for the purpose of distributions, if the amount of such distributions would exceed the Company’s accrued and received revenues for the previous four quarters, less paid and accrued operating expenses with respect to such revenues and costs. Through December 31, 2023, pursuant to the Expense Support Agreement which was terminated by the Adviser on March 7, 2023, a portion of the Company’s distributions resulted from expense support from the Adviser which is subject to repayment by the Company within three years from the date of payment. The purpose of this arrangement was to avoid distributions being characterized as a return of capital for U.S. federal income tax purposes. Shareholders should understand that any such distribution is not based on the Company’s investment performance, and can only be sustained if the Company achieves positive investment performance in future periods and/or the Adviser continues to provide expense support. Shareholders should also understand that the Company’s future repayments of expense support will reduce the distributions that they would otherwise receive. There can be no assurance that the Company will achieve the performance necessary to sustain these distributions, or be able to pay distributions at all. Sources of distributions, other than net investment income and realized gains on a U.S. GAAP basis, include required adjustments to U.S. GAAP net investment income in the current period to determine taxable income available for distributions. The following tables reflect the sources of cash distributions on a U.S. GAAP basis that the Company has declared on its shares of common stock during the following periods:

	For the Years Ended December 31, 2023
Source of Distribution(2)	Per Share(1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.94945	$695,844	100.0%
Total	$0.94945	$695,844	100.0%
_________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Data in this table is presented on a consolidated basis. Refer to Note 11 “Financial Highlights” for amounts by share class.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

	For the Years Ended December 31, 2022
Source of Distribution(2)	Per Share(1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.72128	$301,334	100.0%
Total	$0.72128	$301,334	100.0%
__________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Data in this table is presented on a consolidated basis. Refer to Note 11 “Financial Highlights” for amounts by share class.

	For the Years Ended December 31, 2021
Source of Distribution(2)	Per Share(1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.52328	$31,075	100.0%
Total	$0.52328	$31,075	100.0%
__________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Data in this table is presented on a consolidated basis. Refer to Note 11 “Financial Highlights” for amounts by share class.
Share Repurchases
The Board has complete discretion to determine whether the Company will engage in any share repurchase, and if so, the terms of such repurchase. At the discretion of the Board, the Company may use cash on hand, cash available from borrowings, and cash from the sale of its investments as of the end of the applicable period to repurchase shares. The Company has commenced a share repurchase program pursuant to which the Company intends to conduct quarterly repurchase offers to allow its shareholders to tender their shares at a price equal to the net offering price per share for the applicable class of shares on each date of repurchase. All shares purchased by the Company pursuant to the terms of each offer to repurchase will be retired and thereafter will be authorized and unissued shares. The Company intends to limit the number of shares to be repurchased in each quarter to no more than 5.00% of its’ outstanding shares of common stock. Any periodic repurchase offers are subject in part to the Company’s available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. While the Company intends to continue to conduct quarterly tender offers as described above, the Company is not required to do so and may suspend or terminate the share repurchase program at any time.

Offer Date	Class	Tender Offer Expiration	Tender Offer	Purchase Price per Share	Shares Repurchased
August 25, 2021	D	September 30, 2021	$55	$9.31	5,933
August 25, 2021	I	September 30, 2021	$291	$9.32	31,255
November 26, 2021	S	December 30, 2021	$150	$9.33	16,129
November 26, 2021	D	December 30, 2021	$51	$9.34	5,394
November 26, 2021	I	December 30, 2021	$1,213	$9.34	129,828
February 25, 2022	S	March 31, 2022	$6,001	$9.24	649,420
February 25, 2022	D	March 31, 2022	$304	$9.25	32,853
February 25, 2022	I	March 31, 2022	$16,978	$9.26	1,833,520
May 25, 2022	S	June 30, 2022	$8,365	$8.84	946,284
May 25, 2022	D	June 30, 2022	$1,110	$8.86	125,276
May 25, 2022	I	June 30, 2022	$18,414	$8.88	2,073,617
August 25, 2022	S	September 30, 2022	$8,769	$8.99	975,399
August 25, 2022	D	September 30, 2022	$1,132	$9.00	125,759

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements

Offer Date	Class	Tender Offer Expiration	Tender Offer	Purchase Price per Share	Shares Repurchased
August 25, 2022	I	September 30, 2022	$33,853	$9.01	3,757,292
November 28, 2022	S	December 31, 2022	$31,047	$9.06	3,426,809
November 28, 2022	D	December 31, 2022	$5,098	$9.07	562,171
November 28, 2022	I	December 31, 2022	$74,691	$9.08	8,225,791
February 28, 2023	S	March 31, 2023	$21,643	$9.21	2,349,994
February 28, 2023	D	March 31, 2023	$3,453	$9.22	374,566
February 28, 2023	I	March 31, 2023	$68,023	$9.24	7,361,842
May 31, 2023	S	June 30, 2023	$16,367	$9.28	1,763,641
May 31, 2023	D	June 30, 2023	$13,809	$9.29	1,486,423
May 31, 2023	I	June 30, 2023	$46,072	$9.31	4,948,651
August 24, 2023	S	September 30, 2023	$14,790	$9.40	1,573,405
August 24, 2023	D	September 30, 2023	$12,978	$9.41	1,379,185
August 24, 2023	I	September 30, 2023	$76,140	$9.43	8,074,185
November 27, 2023	S	December 31, 2023	$22,998	$9.48	2,425,971
November 27, 2023	D	December 31, 2023	$3,817	$9.49	402,243
November 27, 2023	I	December 31, 2023	$87,172	$9.50	9,176,044
Note 9. Earnings Per Share
The following tables set forth the computation of basic and diluted earnings per common share for the following periods:

	For the Years Ended December 31,
	2023			2022			2021
($ in thousands, except per share amounts)	Class S common stock	Class D common stock	Class I common stock	Class S common stock	Class D common stock	Class I common stock	Class S common stock	Class D common stock	Class I common stock
Increase (decrease) in net assets resulting from operations	$328,005	$82,555	$595,307	$67,729	$18,672	$131,888	$9,605	$4,412	$21,873
Weighted average shares of common stock outstanding—basic and diluted	254,397,127	61,369,530	435,000,023	149,191,401	38,303,974	239,914,771	14,469,872	6,090,894	30,150,794
Earnings (loss) per common share—basic and diluted	$1.29	$1.35	$1.37	$0.45	$0.49	$0.55	$0.66	$0.72	$0.73
Note 10. Income Taxes
Taxable income generally differs from increase in net assets resulting from operations due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.
The Company makes certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes or losses among other items. To the extent these differences are permanent, they are charged or credited to additional paid in capital, or total distributable earnings (losses), as appropriate.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
The following reconciles the increase in net assets resulting from operations for the fiscal years ended December 31, 2023, 2022 and 2021 to undistributed taxable income for the following periods:

	Year Ended December 31,
($ in thousands)	2023(1)	2022	2021
Increase (decrease) in net assets resulting from operations	$1,005,867	$218,289	$35,890
Adjustments:
Net unrealized (gain) loss on investments	(196,202)	116,185	(3,564)
Deferred organization costs	(29)	(29)	244
Net operating losses	—	—	—
Other book-tax differences	(57,883)	(22,612)	(709)
Taxable Income	$751,753	$311,833	$31,861
__________________
(1)Tax information for the fiscal year ended December 31, 2023 is estimated and is not considered final until the Company files its tax return.
For the year ended December 31, 2023
Total distributions declared during the year ended December 31, 2023 of $695.8 million were derived from ordinary income of $695.1 million and long term capital gain of $0.7 million, determined on a tax basis. For the calendar year ended December 31, 2023 the Company had $69.9 million of undistributed ordinary income, $1.9 million of long-term capital loss carryforward, $171.6 million of net unrealized gains on investments and $(5.6) million of other temporary differences. For the year ended December 31, 2023, 91.9% of distributed ordinary income qualified as interest related dividend which is exempt from U.S. withholding tax applicable to non-U.S. shareholders.
During the year ended December 31, 2023, the Company increased the total distributable earnings (losses) and decreased additional paid in capital. These permanent differences of $2.2 million were principally related to U.S. federal income tax, including excise taxes.
As of December 31, 2023, the net estimated unrealized gain for U.S. federal income tax purposes was $155.0 million based on a tax cost basis of $16.5 billion. As of December 31, 2023, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $24.1 million and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $179.1 million.
For the year ended December 31, 2022
Total distributions declared during the year ended December 31, 2022 of $301.3 million were derived from ordinary income, determined on a tax basis. For the calendar year ended December 31, 2022 the Company had $10.5 million of undistributed ordinary income, $0.7 million of undistributed capital gains, as well as $89.6 million of net unrealized losses on investments and $0.1 million of other temporary differences. For the year ended December 31, 2022, 89.7% of distributed ordinary income qualified as interest related dividend which is exempt from U.S. withholding tax applicable to non-U.S. shareholders.
During the year ended December 31, 2022, the Company increased the total distributable earnings (losses) and decreased additional paid in capital. These permanent differences of $104 thousand were principally related to U.S. federal income tax, including excise taxes.
As of December 31, 2022, the net estimated unrealized loss for U.S. federal income tax purposes was $109.1 million based on a tax cost basis of $10.8 billion. As of December 31, 2022, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $158.9 million and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $49.8 million.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
For the year ended December 31, 2021
Total distributions declared during the year ended December 31, 2021 of $31.1 million were derived from ordinary income, determined on a tax basis. For the calendar year ended December 31, 2021 the Company had $0.8 million of undistributed ordinary income, as well as $4.8 million of net unrealized gains on investments and $(1.0) million of other temporary differences. For the year ended December 31, 2021, 92.3% of distributed ordinary income qualified as interest related dividend which is exempt from U.S. withholding tax applicable to non-U.S. shareholders.
During the year ended December 31, 2021, the Company increased the total distributable earnings (losses) and decreased additional paid in capital. These permanent differences of $13 thousand were principally related to U.S. federal income tax, including excise taxes.
As of December 31, 2021, the net estimated unrealized gain for U.S. federal income tax purposes was $4.2 million based on a tax cost basis of $3.1 billion. As of December 31, 2021, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $1.5 million and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $5.7 million.
Taxable Subsidiaries
Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes. For the year ended December 31, 2023 the Company recorded a net tax benefit of approximately $5 thousand for taxable subsidiaries. The Company did not record a net tax benefit for taxable subsidiaries as of December 31, 2022 and 2021.
The Company recorded net deferred tax liability of $2 thousand as of December 31, 2023 for taxable subsidiaries, which is significantly related to GAAP to tax outside basis differences in the taxable subsidiaries’ investment in certain partnership interests. The Company did not record a net deferred tax asset (liability) for tax subsidiaries as of December 31, 2022 and 2021.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
Note 11. Financial Highlights
The following are the financial highlights for a common share outstanding during the following periods:

	For the Years Ended December 31,
	2023			2022			2021			2020(8)
($ in thousands, except share and per share amounts)	Class S common stock	Class D common stock	Class I common stock	Class S common stock	Class D common stock	Class I common stock	Class S common stock(7)	Class D common stock(7)	Class I common stock(7)	Class S common stock(7)	Class D common stock(7)	Class I common stock
Per share data:
Net asset value, at beginning of period	$9.06	$9.07	$9.08	$9.33	$9.33	$9.34	$9.26	$9.26	$9.44	$—	$—	$10.00
Results of operations:
Net investment income (loss)(1)	1.04	1.10	1.12	0.76	0.81	0.84	0.59	0.64	0.63	—	—	(0.71)
Net realized and unrealized gain (loss)(2)	0.25	0.25	0.25	(0.31)	(0.35)	(0.38)	(0.06)	(0.06)	(0.22)	—	—	0.15
Net increase (decrease) in net assets resulting from operations	$1.29	$1.35	$1.37	$0.45	$0.46	$0.46	$0.53	$0.58	$0.41	$—	$—	$(0.56)
Shareholder distributions:
Distributions from net investment income(3)	(0.87)	(0.93)	(0.95)	(0.72)	(0.72)	(0.72)	(0.46)	(0.51)	(0.51)	—	—	—
Net decrease in net assets from shareholders’ distributions	$(0.87)	$(0.93)	$(0.95)	$(0.72)	$(0.72)	$(0.72)	$(0.46)	$(0.51)	$(0.51)	$—	$—	$—
Total increase (decrease) in net assets	0.42	0.42	0.42	(0.27)	(0.26)	(0.26)	0.07	0.07	(0.10)	—	—	(0.56)
Net asset value, at end of period	$9.48	$9.49	$9.50	$9.06	$9.07	$9.08	$9.33	$9.33	$9.34	$—	$—	$9.44

Total return(4)	12.6%	13.3%	13.5%	4.2%	4.9%	5.2%	5.1%	6.1%	4.3%	—%	—%	(5.6)%

Ratios
Ratio of net expenses to average net assets(5)(6)	11.1%	10.6%	10.3%	9.8%	8.7%	8.4%	7.0%	7.2%	6.6%	—%	—%	6.5%
Ratio of net investment income to average net assets(6)	11.3%	12.0%	12.3%	9.0%	9.4%	9.9%	6.1%	6.8%	6.6%	—%	—%	(5.9)%
Portfolio turnover rate	9.4%	9.4%	9.4%	11.3%	11.3%	11.3%	35.8%	35.8%	35.8%	—%	—%	3.7%

Supplemental Data
Weighted-average shares outstanding	254,397,127	61,369,530	435,000,023	149,191,401	38,303,974	239,914,771	14,469,872	6,090,894	30,150,794	—	—	1,030,869
Shares outstanding, end of period	325,845,587	75,427,194	535,625,823	196,951,435	48,895,298	332,811,718	60,700,920	18,552,331	90,103,200	—	—	1,300,100
Net assets, end of period	3,087,573	715,565	5,089,408	1,784,126	443,244	3,022,383	566,395	173,161	841,172	$—	$—	12,273
_________________
(1)The per share data was derived using the weighted average shares outstanding during the period.
(2)The amount shown at this caption is the balancing amount derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.
(3)The per share data was derived using actual shares outstanding at the date of the relevant transaction.
(4)Total return is not annualized. An investment in the Company is subject to maximum upfront sales load of 3.5% and 1.5% for Class S and Class D common stock, respectively, of the offering price, which will reduce the amount of capital available for investment. Class I common stock is not subject to upfront sales load. Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees,

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
general and administrative expenses, organization and amortized offering expenses, and interest expenses. Total return is calculated as the change in net asset value (“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by the beginning NAV per share (which for the purposes of this calculation is equal to the net offering price in effect at that time).
(5)Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables. For the year ended December 31, 2023, the total operating expenses to average net assets were 1.2%, 0.6% and 0.3%, for Class S, Class D, and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any. For the year ended December 31, 2022, the total operating expenses to average net assets were 1.4%, 0.7% and 0.4%, for Class S, Class D, and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any. Past performance is not a guarantee of future results. For the year ended December 31, 2021, the total operating expenses to average net assets were 9.8%, 8.7% and 8.4%, for Class S, Class D, and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any. Past performance is not a guarantee of future results.
(6)The ratio reflects an annualized amount, except in the case of non-recurring expenses (e.g., initial organization expenses) and offering expenses.
(7)Class S common stock shares were first issued on April 1, 2021. Class D common stock shares were first issued on March 1, 2021.
(8)The Company commenced operations on November 10, 2020. There were no Class S or Class D shares of common stock outstanding as of December 31, 2020.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
Note 12. Subsequent Events
In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the date of issuance. There are no subsequent events to disclose except for the following:
March 2031 Notes
On February 1, 2024, the Company issued $750.0 million aggregate principal amount of its 6.650% notes due 2031 (the “March 2031 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The March 2031 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration. In connection with the issuance of the March 2031 Notes, on February 1, 2024 the Company entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $750.0 million. The Company will receive fixed rate interest at 6.650% and pay variable rate interest based on SOFR plus 2.902%. The interest rate swaps mature on January 15, 2031.
CLO XV
On January 30, 2024, the Company completed a $477.9 million term debt securitization transaction (the “CLO XV Transaction”). The secured notes and preferred shares issued in the CLO XV Transaction were issued by the Company’s consolidated subsidiary Owl Rock CLO XV, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XV Issuer”), and are backed by a portfolio of collateral obligations consisting of middle market loans and participation interests in middle market loans as well as by other assets of the CLO XV Issuer.
SPV Asset Facility VI
On March 1, 2024, the parties to SPV Asset Facility VI amended certain terms of the facility, including converting $140.0 million of revolving commitments to term commitments and changing to the eligibility criteria and concentration limitations for the assets of Core Income Funding VI that are included in the borrowing base calculations under SPV Asset Facility VI.
Share Conversion
On January 29, 2024, the Company converted 35.7 million shares of its Class D common stock into an equivalent number of shares of its Class I common stock with an effective date of January 3, 2024.
Equity Raise
As of March 6, 2024, the Company issued 354,951,979 shares of Class S common stock, 79,549,373 shares of Class D common stock, and 612,592,810 shares of Class I common stock and have raised total gross proceeds of $3.3 billion, $0.7 billion, and $5.7 billion, respectively, including seed capital of $1,000 contributed by our Adviser in September 2020 and approximately $25.0 million in gross proceeds raised from Feeder FIC Equity. In addition, we received $486.1 million in subscription payments which we accepted on March 1, 2024 and which is pending our determination of the net asset value per share applicable to such purchase.

BLUE OWL CREDIT INCOME CORP.
$               % Notes due 20

PRELIMINARY PROSPECTUS

PART C
Item 25.    Financial Statements and Exhibits
(1)Financial Statements
The following financial statements of Blue Owl Credit Income Corp. are included in Part A of this registration statement.
FINANCIAL STATEMENTS:
INTERIM FINANCIAL STATEMENTS
AUDITED FINANCIAL STATEMENTS

Exhibits

(a)(1)	Articles of Incorporation of the Registrant (incorporated by reference to Exhibit (a)(1) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).

(a)(2)
Articles of Amendment and Restatement, dated February 23, 2021, as amended June  22, 2023 (incorporated by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q, filed on August 10, 2023).

(a)(3)	Articles of Amendment, dated June 24, 2024 (incorporated by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K filed on June 26, 2024).

(b)(1)	Third Amended and Restated Bylaws, dated November 6, 2023 (incorporated by reference to Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q, filed on November 9, 2023).

(d)(1)	Subscription Agreement (incorporated by reference to Appendix A to the Company’s Registration Statement on Form N-2, filed on December 13, 2023).

(d)(2)
Indenture, dated as of September  23, 2021, by and between Owl Rock Core Income Corp. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on September  24, 2021).

(d)(3)	Statement of Eligibility of Trustee on Form T-1*

(d)(4)
First Supplemental Indenture, dated as of September  23, 2021, relating to the 3.125% notes due 2026, by and between Owl Rock Core Income Corp. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on September 24, 2021).

(d)(5)	Form of 3.125% notes due 2026 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on September 24, 2021).

(d)(6)
Form of 3.125% notes due 2026 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9)  of the Securities Act (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on September 24, 2021).

(d)(7)
Registration Rights Agreement, dated as of September  23, 2021, by and among Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on September 24, 2021).

(d)(8)
Second Supplemental Indenture, dated as of February  8, 2022, relating to the 4.70% notes due 2027, by and between Owl Rock Core Income Corp. and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit  4.2 to the Company’s Current Report on Form 8-K, filed on February 8, 2022).

(d)(9)	Form of 4.70% notes due 2027 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on February 8, 2022).

(d)(10)
Form of 4.70% notes due 2027 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9)  of the Securities Act (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on February 8, 2022).

(d)(11)
Third Supplemental Indenture, dated as of March  29, 2022, relating to the 5.500% notes due 2025, by and between Owl Rock Core Income Corp. and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed March 29, 2022).

(d)(12)	Form of 5.500% notes due 2025 sold in reliance on Rule 144A of the Securities Act (incorporated by Reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed March 29, 2022).

(d)(13)
Form of 5.500% notes due 2025 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9)  of the Securities Act (incorporated by Reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed March 29, 2022).

(d)(14)
Fourth Supplemental Indenture, dated as of September  16, 2022, relating to the 7.750% notes due 2027, by and between Owl Rock Core Income Corp. and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (incorporated by Reference to exhibit  4.2 to the Company’s Current Report on Form 8-K filed September 19, 2022).

(d)(15)	Form of 7.750% notes due 2027 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on September 19, 2022).

(d)(16)
Form of 7.750% notes due 2027 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9)  of the Securities Act (incorporated by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K, filed on September 19, 2022).

Exhibits
(d)(17)
Fifth Supplemental Indenture, dated as of June  13, 2023, relating to the 7.950% notes due 2028, by and between Owl Rock Core Income Corp. and Truist Bank, as successor to Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as truste (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on June 14, 2023).

(d)(18)
Agreement of Removal, Appointment and Acceptance, dated November  30, 2022, by and among Owl Rock Core Income Corp., Computershare Trust Company, N.A. and Truist Bank (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form  8-K, filed on November 30, 2022).

(d)(19)	Form of 7.950% notes due 2028 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on June 14, 2023).

(d)(20)
Form of 7.950% notes due 2028 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9)  of the Securities Act (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on June 14, 2023).

(d)(21)
Registration Rights Agreement, dated as of June  13, 2023, by and among RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on June 14, 2023).

(d)(22)
Registration Rights Agreement, dated as of July  21, 2023, by and among SMBC Nikko Securities America, Inc., RBC Capital Markets, LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on July 21, 2023).

(d)(23)
Sixth Supplemental Indenture, dated as of December  4, 2023, relating to the 7.750% notes due 2029, by and between the Company and Truist Bank, as successor to Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on December 4, 2023).

(d)(24)	Form of 7.750% notes due 2029 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on December 4, 2023).

(d)(25)
Form of 7.750% notes due 2029 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9)  of the Securities Act (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on December 4, 2023).

(d)(26)
Registration Rights Agreement, dated as of December  4, 2023, by and among the Company and SMBC Nikko Securities America, Inc., Goldman Sachs  & Co. LLC, J.P. Morgan Securities LLC and MUFG Securities Americas Inc., as representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on December 4, 2023).

(d)(27)
Seventh Supplemental Indenture, dated as of February 1, 2024, relating to the 6.650% notes due 2031, by and between Blue Owl Credit Income Corp. and Truist Bank, as successor to Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on February 1, 2024).

(d)(28)	Form of 6.650% Notes due 2031 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on February 1, 2024).

(d)(29)
Form of 6.650% Notes due 2031 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9) of the Securities Act (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on February 1, 2024).

(d)(30)
Registration Rights Agreement, dated as of February 1, 2024, by and among Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, MUFG Securities Americas Inc., SMBC Nikko Securities America, Inc. and Truist Securities, Inc., as representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on February 1, 2024).

(d)(31)
Eighth Supplemental Indenture, dated as of May 21, 2024, relating to the 6.600% notes due 2029, by and between the Company and Truist Bank, as successor to Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on May 21, 2024).

(d)(32)	Form of 6.600% notes due 2029 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on May 21, 2024).

(d)(33)	Form of 6.600% notes due 2029 sold in reliance on Regulation S of the Securities Act (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on May 21, 2024).

(d)(34)
Registration Rights Agreement, dated as of May 21, 2024, by and among the Company and SMBC Nikko Securities America, Inc., ING Financial Markets LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, as representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on May 21, 2024).

Exhibits
(e)	Amended and Restated Distribution Reinvestment Plan effective as of May 6, 2024 (incorporated by reference to Exhibit 10.13 to the Company’s Quarterly Report on Form 10-Q, filed on May 9, 2024).

(g)(1)	Amended and Restated Investment Advisory Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated May 19, 2021).

(h)(1)	Dealer Manager Agreement (incorporated by reference to Exhibit (h)(1) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).

(h)(2)	Amendment No. 1 to the Dealer Manager Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on February 23, 2021).

(h)(3)
Form of Participating Broker-Dealer Agreement (Included as Exhibit A to the Form of Dealer Manager Agreement)(incorporated by reference to Exhibit (h)(2) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).

(h)(4)	Shareholder Services Plan (incorporated by reference to Exhibit (h)(3) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).

(j)	Custodian Agreement (incorporated by reference to Exhibit (j) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).

(k)(1)	Amended and Restated Administration Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, dated May 19, 2021).

(k)(2)	License Agreement (incorporated by reference to Exhibit (k)(2) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).

(k)(3)	Form of Escrow Agreement (incorporated by reference to Exhibit (k)(3) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).

(k)(4)
Expense Support and Conditional Reimbursement Agreement by and among the Registrant and Adviser (incorporated by reference to Exhibit (k)(4) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).

(k)(5)	Amended and Restated Multi-Class Plan (incorporated by reference to Exhibit (k)(5) to Post-Effective Amendment No. 3 to the Company’s Registration Statement on Form N-2, filed on December 13, 2023).

(k)(6)	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed February 23, 2021).

(k)(7)
Credit Agreement, dated as of September  16, 2021, among Core Income Funding I LLC, as Borrower, the Lenders referred to therein, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as collateral Agent, Collateral Administrator, Custodian and Alter Domus (US) LLC as document custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on September 20, 2021).

(k)(8)
Sale and Contribution Agreement, dated as of September  16, 2021, between Owl Rock Core Income Corp., as Seller and Core Income Funding I LLC, as Purchaser (incorporated by reference to Exhibit  10.2 to the Company’s Current Report on Form 8-K, filed on September 20, 2021).

(k)(9)
Sale and Contribution Agreement, dated as of October  5, 2021, between Owl Rock Core Income Corp., as Seller and Core Income Funding II LLC, as Purchaser (incorporated by reference to Exhibit  10.2 to the Company’s Current Report on Form 8-K, filed on October 7, 2021).

(k)(10)
Amendment No. 1 to Loan Financing and Servicing Agreement, dated as of October  27, 2021, among Core Income Funding II LLC, as Borrower, Owl Rock Core Income Corp., as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on October 29, 2021).

(k)(11)
Amendment No. 3 to Loan Financing and Servicing Agreement, dated as of February  18, 2022, among Core Income Financing II LLC, as borrower, Deutsche Bank AG, New York Branch, as facility agent, Owl Rock Core Income Corp. as equityholder and as services provider and Deutsche Bank AG, New York Branch as an agent and as a committed lender (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on February 24, 2022).

(k)(12)
Credit Agreement, dated as of March  16, 2022, among Core Income Funding IV LLC, as Borrower, the Lenders from time to time parties thereto, Sumitomo Mitsui Banking Corporation, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian and Alter Domus (US) LLC as Document Custodian (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on March 21, 2022).

Exhibits
(k)(13)
Sale and Contribution Agreement, dated as of March  16, 2022, between Owl Rock Core Income Corp., as Seller and Core Income Funding IV LLC, as Purchaser (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, filed on March  21, 2022).

(k)(14)
Credit Agreement, dated as of March  24, 2022, among Core Income Funding III LLC, as Borrower, Owl Rock Capital Advisors LLC, as Servicer, the Lenders from time to time parties thereto, Bank of America, N.A., as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Alter Domus (US) LLC as Collateral Custodian and Bank of America, N.A., as Sole Lead Arranger and Sole Book Manager (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on March 28, 2022).

(k)(15)
Sale and Contribution Agreement, dated as of March  24, 2022, between Owl Rock Core Income Corp., as Seller and Core Income Funding III LLC, as Purchaser (incorporated by reference to Exhibit  10.2 of the Company’s Current Report on Form 8-K, filed on March 28, 2022).

(k)(16)
Amendment No. 4 to the Loan Financing and Servicing Agreement, dated as of April  11, 2022, among Core Income Funding II LLC, as Borrower, Owl Rock Core Income Corp., as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on April 13, 2022).

(k)(17)
Amendment No. 5 to the Loan Financing and Servicing Agreement, dated as of May  3, 2022, among Core Income Funding II LLC, as Borrower, Owl Rock Core Income Corp., as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on May 5, 2022).

(k)(18)
Joinder Agreement, dated as of July  11, 2022, by and among, Webster Bank, N.A., Core Income Funding II LLC and Deutsche Bank AG, New York Branch (the “Webster Joinder Agreement”) (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on July 12, 2022).

(k)(19)
Form of Loan Financing and Servicing Agreement, dated as of October  5, 2021, among Core Income Funding II LLC, as Borrower, Owl Rock Core Income Corp., as Equityholder and Services Provider, each Lender from time to time party thereto, the Agents for each Lender Group from time to time parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian, and Deutsche Bank AG, New York Branch, as Facility Agent, as conformed through the Webster Joinder Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on July 12, 2022).

(k)(20)
Amended and Restated Senior Secured Revolving Credit Agreement, dated as of August  11, 2022, among Owl Rock Core Income Corp. as Borrower, the Lenders and Issuing Banks party thereto, and Sumitomo Mitsui Banking Corporation as Administrative Agent (incorporated by reference to Exhibit  10.1 of the Company’s Quarterly Report on Form 10-Q, filed on August 11, 2022).

(k)(21)
Amendment No. 6 to the Loan Financing and Servicing Agreement, dated as of August  1, 2022, among Core Income Funding II LLC, as Borrower, Owl Rock Core Income Corp., as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on August 4, 2022).

(k)(22)
Indenture and Security Agreement, dated as of October  21, 2022 by and between Owl Rock CLO VIII, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit  10.1 to the Company’s Current Report on Form 8-K, filed on October 25, 2022).

(k)(23)
Collateral Management Agreement, dated as of October  21, 2022, between Owl Rock CLO VIII, LLC and Owl Rock Capital Advisors LLC (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on October  25, 2022).

(k)(24)
Loan Sale Agreement, dated as of October  21, 2022, between Owl Rock Core Income Corp., as Seller and Owl Rock CLO VIII, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form  8-K, filed on October 25, 2022).

(k)(25)
Loan Sale Agreement, dated as of October  21, 2022, between Core Income Funding I LLC, as Seller and Owl Rock CLO VIII, LLC, as Purchaser (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form  8-K, filed on October 25, 2022).

(k)(26)
Class A-L1 Loan Agreement, dated as of October  21, 2022, among Owl Rock CLO VIII, LLC, as Borrower, State Street Bank and Trust Company, as Loan Agent, State Street Bank and Trust Company as Collateral Trustee and each of the Class  A-L1 Lenders party thereto (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed on October 25, 2022).

Exhibits
(k)(27)
ORCIC Senior Loan Fund LLC Amended and Restated Limited Liability Company Agreement, dated November  2, 2022, by and between Owl Rock Core Income Corp. and State Teachers Retirement System of Ohio (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form  8-K, filed on November 3, 2022).

(k)(28)
Loan and Security Agreement, dated March  9, 2023, by and among Owl Rock Core Income Corp., as Servicer and Equityholder, Core Income Funding V LLC, as Borrower, Wells Fargo Bank, National Association, as administrative agent and each of the lenders from time to time party thereto (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on March 10, 2023).

(k)(29)
Sale and Contribution Agreement, dated March  9, 2023, between Owl Rock Core Income Corp., as Seller and Cor e Income F undin g V LLC, as Purchaser (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, filed on March  10, 2023).

(k)(30)
Indenture and Security Agreement, dated as of May  24, 2023 by and between Owl Rock CLO XI, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on May 26, 2023).

(k)(31)
Collateral Management Agreement, dated as of May  24, 2023, between Owl Rock CLO XI, LLC and Owl Rock Capital Advisors LLC (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, filed on May 26, 2023).

(k)(32)
Loan Sale Agreement, dated as of May  24, 2023, between Owl Rock Core Income Corp., as Seller and Owl Rock CLO XI, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K, filed on May 26, 2023) .

(k)(33)
Loan Sale Agreement, dated as of May  24, 2023, between Core Income Funding IV LLC, as Seller and Owl Rock CLO XI, LLC, as Purchaser (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K, filed on May 26, 2023).

(k)(34)
Class A-1L Loan Agreement, dated as of May  24, 2023, among Owl Rock CLO XI, LLC, as Borrower, State Street Bank and Trust Company, as Loan Agent, State Street Bank and Trust Company as Collateral Trustee and each of the Class  A-1L Lenders party thereto (incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K, filed on May 26, 2023).

(k)(35)
Amendment No.  2 to the Credit Agreement by and among Core Income Funding I LLC, as Borrower, the Lenders referred to therein, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and Alter Domus (US) LLC as document custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on June 23, 2023).

(k)(36)	License Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on July 6, 2023).

(k)(37)
Indenture and Security Agreement, dated as of July  18, 2023 by and between Owl Rock CLO XII, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on July 19, 2023).

(k)(38)
Collateral Management Agreement, dated as of July  18, 2023, between Owl Rock CLO XII, LLC and Blue Owl Credit Advisors LLC (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on July 19, 2023).

(k)(39)
Loan Sale Agreement, dated as of July  18, 2023, between Blue Owl Credit Income Corp., as Seller and Owl Rock CLO XII, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed on July 19, 2023).

(k)(40)
Loan Sale Agreement, dated as of July  18, 2023, between Core Income Funding III LLC, as Seller and Owl Rock CLO XII, LLC, as Purchaser (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed on July 19, 2023).

(k)(41)
Class A-1L Credit Agreement, dated as of July  18, 2023, among Owl Rock CLO XII, LLC, as Borrower, State Street Bank and Trust Company, as Loan Agent, State Street Bank and Trust Company as Collateral Trustee and each of the Class  A-1L Lenders party thereto (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed on July 19, 2023).

(k)(42)
Credit Agreement, dated as of August  29, 2023, among Core Income Funding VI LLC, as Borrower, the Lenders referred to therein, The Bank of Nova Scotia, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and Alter Domus (US) LLC as Document Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on August 31, 2023).

(k)(43)
Sale and Contribution Agreement, dated as of August  29, 2023, between Blue Owl Credit Income Corp., as Seller, and Core Income Funding VI LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on August  31, 2023).

Exhibits
(k)(44)
First Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of November  2, 2023, among Blue Owl Credit Income Corp. (f/k/a Owl Rock Core Income Corp.) as Borrower, the Lenders and Issuing Banks party thereto, and Sumitomo Mitsui Banking Corporation as Administrative Agent (incorporated by reference to Exhibit  10.54 to the Company’s Annual Report on Form 10-K, filed on March 7, 2024).

(k)(45)
First Amendment to Credit Agreement, dated as of November  21, 2023, among Core Income Funding III LLC, as Borrower, Blue Owl Credit Advisors LLC, as Servicers, the Lenders from time to time parties thereto, Bank of America, N.A., as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Alter Domus (US) LLC as Collateral Custodian and Bank of America, N.A., as Sole Lead Arranger and Sole Book Manager (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on November 27, 2023).

(k)(46)
Indenture and Security Agreement, dated as of January  30, 2024, by and between Owl Rock CLO XV, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on February 1, 2024).

(k)(47)
Collateral Management Agreement, dated as of January  30, 2024, between Owl Rock CLO XV, LLC and Blue Owl Credit Advisors LLC (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on February 1, 2024).

(k)(48)
Loan Sale Agreement, dated as of January  30, 2024, between Blue Owl Credit Income Corp., as Seller and Owl Rock CLO XV, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed on February 1, 2024).

(k)(49)
Loan Sale Agreement, dated as of January  30, 2024, between Core Income Funding I LLC, as Seller and Owl Rock CLO XV, LLC, as Purchaser (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed on February 1, 2024).

(k)(50)
Amendment No. 1 to the Credit Agreement, dated as of March  1, 2024, among Core Income Funding VI LLC, as Borrower, the Lenders party thereto, The Bank of Nova Scotia, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and Alter Domus (US) LLC as Document Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on March 6, 2024).

(k)(51)
Indenture, dated as of March  7, 2024, by and between Owl Rock CLO XVI, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on March 11, 2024).

(k)(52)
Collateral Management Agreement, dated as of March  7, 2024, between Owl Rock CLO XVI, LLC and Blue Owl Credit Advisors LLC (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on March 11, 2024).

(k)(53)
Loan Sale Agreement, dated as of March  7, 2024, between Blue Owl Credit Income Corp., as Seller and Owl Rock CLO XVI, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed on March 11, 2024).

(k)(54)
Loan Sale Agreement, dated as of March  7, 2024, between Core Income Funding II LLC, as Seller and Owl Rock CLO XVI, LLC, as Purchaser (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed on March 11, 2024).

(k)(55)
Amendment No. 7 to the Loan Financing and Servicing Agreement, dated as of March  7, 2024, among Core Income Funding II LLC, as Borrower, Blue Owl Credit Income Corp., as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche  Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed on March 11, 2024).

(k)(56)
Second Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 19, 2024, among Blue Owl Credit Income Corp., the Subsidiary Guarantors party thereto, Citibank, N.A., as a Lender, and Sumitomo Mitsui Banking Corporation, as Administrative Agent (incorporated by reference to Exhibit 10.12 to the Company’s Quarterly Report on Form 10-Q, filed on May 9, 2024).

(k)(57)
Credit and Security Agreement, dated as of May 21, 2024, among Core Income Funding VII LLC, as Borrower, Blue Owl Credit Income Corp., as Collateral Manager and Equityholder, the Lenders from time to time parties thereto, Citibank, N.A., as Administrative Agent, and State Street Bank and Trust Company, as Collateral Agent and Collateral Administrator (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on May 23, 2024).

(k)(58)
Sale and Contribution Agreement, dated as of May 21, 2024, between Blue Owl Credit Income Corp., as Seller, and Core Income Funding VII LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on May 23, 2024).

(l)	Opinion of Eversheds Sutherland (US) LLP**

Exhibits
(n)(1)	Consent of Independent Registered Public Accounting Firm*

(n)(2)	Report of Independent Registered Accounting Firm on Supplemental Information*

(n)(3)	Power of Attorney*

(r)	Code of Ethics (incorporated by reference to Exhibit 14.1 to the Company’s Annual Report on Form 10-K, filed March 7, 2024).

(s)	Filing Fees Table*

101.INS	Inline XBRL Instance Document.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

(104)	Cover Page Interactive Data (embedded within the Inline XBRL document).
__________________
*Filed herewith.
**     To be filed by amendment.
Item 26.    Marketing Arrangements
The information contained under the heading “Underwriting” in this registration statement is incorporated herein by reference.
Item 27.    Other Expenses of Issuance and Distribution

SEC registration fee	$110,700
Legal*	**
Printing*	**
Accounting*	**
Advertising and Sales*	**
Trustee fees and expenses*	**
Miscellaneous fees and expenses*	**
Total	$
__________________
*Amounts are estimates
**To be included by amendment.
Item 28.    Persons Controlled By or Under Common Control
The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

ORCIC AH LLC (Delaware)	100%
ORCIC BC 2 LLC (Delaware)	100%
ORCIC BC 3 LLC (Delaware)	100%
ORCIC BC 4 LLC (Delaware)	100%
ORCIC BC 5 LLC (Delaware)	100%
ORCIC BC 6 LLC (Delaware)	100%
ORCIC BC 7 LLC (Delaware)	100%
ORCIC BC 8 LLC (Delaware)	100%

ORCIC AAM RH LLC (Delaware)	100%
ORCIC AAM LLC (Delaware)	100%
ORCIC FSI LLC (Delaware)	100%
ORCIC BC 13 LLC (Delaware)	100%
ORCIC BC 14 LLC (Delaware)	100%
ORCIC BC 15 LLC (Delaware)	100%
ORCIC BC 16 LLC (Delaware)	100%
ORCIC BC 17 LLC (Delaware)	100%
ORCIC BC 18 LLC (Delaware)	100%
OR Lending IC LLC (Delaware)	100%
ORCIC PCF LLC (Delaware)	100%
Core Income Funding I LLC (Delaware)	100%
Core Income Funding II LLC (Delaware)	100%
Core Income Funding III LLC (Delaware)	100%
Core Income Funding IV LLC (Delaware)	100%
Core Income Funding V LLC (Delaware)	100%
Core Income Funding VI LLC (Delaware)	100%
Core Income Funding VII LLC (Delaware)	100%
Owl Rock CLO VIII, LLC (Delaware)	100%
Owl Rock CLO XI, LLC (Delaware)	100%
Owl Rock CLO XII, LLC (Delaware)	100%
Owl Rock CLO XV, LLC (Delaware)	100%
Owl Rock CLO XVI, LLC (Delaware)	100%
Owl Rock CLO XVII, LLC (Delaware)	100%
Owl Rock CLO XVIII, LLC (Delaware)	100%
See “Management of the Company,” “Certain Relationships and Related Party Transactions” and “Control Persons and Principal Shareholders” in the Prospectus contained herein.
Item 29.    Number of Holders of Securities
The following table sets forth the number of record holders of the Registrant’s common stock at June 25, 2024.

Title of Class	Number of Record Holders
Class S Shares	28,443
Class D Shares	800
Class I Shares	23,959
Item 30.    Indemnification
The information contained under the heading “Description of our Capital Stock” is incorporated herein by reference.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.
The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.
Item 31.    Business and Other Connections of Adviser
A description of any other business, profession, vocation or employment of a substantial nature in which Blue Owl Capital Advisors LLC, and each managing director, director or executive officer of Blue Owl Capital Advisors LLC, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “The Adviser.” Additional information regarding Blue Owl Capital Advisors LLC and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-107232), and is incorporated herein by reference.
Item 32.    Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:
(1)the Registrant, 399 Park Avenue, New York, NY 10022;
(2)the Transfer Agent, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105;
(3)the Custodian, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171;
(4)the Investment Adviser, 399 Park Avenue, New York, NY 10022; and
(5)the Administrator, 399 Park Avenue, New York, NY 10022.
Item 33.    Management Services
Not Applicable.
Item 34.    Undertakings
We hereby undertake:
(1)To suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus. Provided, however, that this paragraph does not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form to register an offering in reliance on Rule 415 under the Securities Act; and
(2)to file a post-effective amendment with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons, if the Registrant proposes to raise its initial capital under Section 14(a)(3) of the Investment Company Act; and
(3)Not applicable;
(4)If the Registrant is filing a registration statement permitted by Rule 430A under the Securities Act, an undertaking that: a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.; and
(5)Not applicable;
(6)Request for acceleration of effective date or filing of registration statement becoming effective upon filing. Include the following if acceleration is requested of the effective date of the registration statement pursuant to Rule 461 under the Securities Act, or if a registration statement filed pursuant to General Instruction A.2 of this Form will become effective upon filing with the Commission pursuant to Rule 462(e) or (f) under the Securities Act, and:
a.Any provision or arrangement exists whereby the Registrant may indemnify a director, officer or controlling person of the Registrant against liabilities arising under the Securities Act, or
b.The underwriting agreement contains a provision whereby the Registrant indemnifies the underwriter or controlling persons of the underwriter against such liabilities and a director, officer or controlling person of the Registrant is such an underwriter or controlling person thereof or a member of any firm which is such an underwriter, and
c.The benefits of such indemnification are not waived by such persons:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
(7)to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Registration Statement on Form N-2 meets all of the requirements for effectiveness under Rule 486(b) and has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 26th day of June, 2024.

BLUE OWL CREDIT INCOME CORP.

By:	/s/ Bryan Cole
Name: Bryan Cole
Title: Chief Operating Officer and Chief Financial Officer
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on June 26, 2024.

Name	Title

/s/ Craig W. Packer*
Craig W. Packer	Chief Executive Officer, President and Director
/s/ Edward D’Alelio*
Edward D’Alelio	Chairman of the Board, Director
/s/ Melissa Weiler*
Melissa Weiler	Director
/s/ Christopher M. Temple*
Christopher M. Temple	Director
/s/ Eric Kaye*
Eric Kaye	Director
/s/ Victor Woolridge*
Victor Woolridge	Director
/s/ Bryan Cole
Bryan Cole	Chief Operating Officer and Chief Financial Officer
/s/ Matthew Swatt*
Matthew Swatt	Co-Treasurer, Co-Controller, and Co-Chief Accounting Officer
/s/ Shari Withem*
Shari Withem	Co-Treasurer, Co-Controller, and Co-Chief Accounting Officer
/s/ Jennifer McMillon*
Jennifer McMillon	Co-Treasurer, Co-Controller, and Co-Chief Accounting Officer

*By:	/s/ Bryan Cole
Bryan Cole
As Agent or Attorney-in-Fact
*Signed by Bryan Cole pursuant to a power of attorney signed by Messrs. Packer, D’Alelio, Temple, Kaye, Swatt, Woolridge and Mses. Weiler, Withem and McMillon, signed by each individual and filed as an exhibit to this Registration Statement on June 26, 2024.